Dear Shareholder:

     Enclosed is a Notice of Meeting for a Special Shareholders' Meeting of the Franklin Indiana Tax-Free Income Fund (the "Indiana Fund"). The Meeting has been called for June 23, 1999 at 1:30 p.m. Pacific time at the offices of Franklin Tax-Free Trust (the "Trust") at 777 Mariners Island Boulevard, San Mateo, CA 94404. The accompanying Prospectus/Proxy Statement describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

                   PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                         RETURN THE ENCLOSED PROXY CARD

     This meeting is critically important. The Trustees of your fund unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of the Indiana Fund being exchanged for those of a fund called Franklin Federal Tax-Free Income Fund (the "Federal Fund"). If the shareholders of the Indiana Fund approve the proposal, you will receive Class A shares of the Federal Fund equal in value to your investment in shares of the Indiana Fund. You will no longer be a shareholder of Indiana Fund, and you will instead be a shareholder of the Federal Fund.

     The proposed transaction is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement.

     The transaction is being proposed because the projected growth in assets of the Indiana Fund was not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. The Federal Fund has an investment goal and investment policies that are similar to those of the Indiana Fund, as outlined in the Prospectus/Proxy Statement. The Federal Fund is managed by Franklin Advisers, Inc., the current investment manager of the Indiana Fund. Federal Fund is a larger fund that should be better able to diversify its investments and to obtain certain savings in costs for shareholders.

     Please take the time to review this document and vote now. The Trustees of your fund unanimously recommend that you vote in favor of this proposal.

     - To ensure that your vote is counted, indicate your position on the enclosed proxy card.

     -  Sign and return your card promptly.

     - If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

     Thank you for your attention to this matter.

                                          Sincerely,

                                          Deborah R. Gatzek
                                          Secretary



                      This page intentionally left blank.



                            FRANKLIN TAX-FREE TRUST
                                  ON BEHALF OF
                     FRANKLIN INDIANA TAX-FREE INCOME FUND
                         777 MARINERS ISLAND BOULEVARD
                              SAN MATEO, CA 94404

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING

                          TO BE HELD ON JUNE 23, 1999

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting of the Franklin Indiana Tax-Free Income Fund (the "Indiana Fund") will be held at the offices of Franklin Tax-Free Trust (the "Trust"), 777 Mariners Island Boulevard, San Mateo, CA 94404, on June 23, 1999 at 1:30 p.m. Pacific time. The Meeting is being called for the following reasons:

     1. For shareholders of the Indiana Fund to approve or disapprove an Agreement and Plan of Reorganization between the Trust, on behalf of the Indiana Fund, and Franklin Federal Tax-Free Income Fund (the "Federal Fund") that provides for: (i) the acquisition of substantially all of the assets of the Indiana Fund in exchange for Class A shares of the Federal Fund; (ii) the distribution of Class A shares of the Federal Fund to the shareholders of the Indiana Fund; and (iii) the liquidation and dissolution of the Indiana Fund.

     2. To grant the proxyholders the authority to vote upon any other business as may properly come before the Meeting or any adjournment thereof.

     The transaction contemplated by the Agreement and Plan of Reorganization is described in the attached Prospectus/Proxy Statement. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

     Shareholders of record of the Indiana Fund as of the close of business on April 19, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                          By Order of the Board of Trustees,

                                          Deborah R. Gatzek
                                          Secretary

May 7, 1999

     THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED.



                         PROSPECTUS AND PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
COVER PAGE                                                    Cover
SUMMARY                                                           2
     On what proposal am I being asked to vote?                   2
     How will the shareholder voting be handled?                  2
     What are the general tax consequences of the
      Transaction?                                                2
COMPARISONS OF SOME IMPORTANT FEATURES                            3
     How do the investment goals and policies of the funds
      compare?                                                    3
     What are the risks of an investment in the funds?            3
     Who manages the funds?                                       3
     What are the fees and expenses of each fund and what
      might they be after the Transaction?                        4
     Where can I find more financial information about the
      funds?                                                      5
     What are other key features of the funds?                    6
          Transfer Agency and Custody Services                    6
          Distribution Services                                   6
          Rule 12b-1 Plans                                        6
          Purchases and Redemptions                               7
          Dividends and Distributions                             7
REASONS FOR THE TRANSACTION                                       8
Information about the Transaction                                 9
     How will the Transaction be carried out?                     9
     Who will pay the expenses of the Transaction?                9
     What are the tax consequences of the Transaction?            9
     What should I know about Federal Fund -- Class A
      Shares?                                                     9
     What are the capitalizations of the funds and what
      might the capitalization be after the Transaction?         10
COMPARISON OF INVESTMENT GOALS AND POLICIES                      10
     Are there any significant differences between the
      investment goals of the funds?                             10
     How do the types of securities the funds buy and the
      investment policies of the funds compare?                  11
     How do the fundamental investment restrictions of the
      funds differ?                                              12
     What are the risk factors associated with investments
      in the funds?                                              12



                                                              PAGE
                                                              -----
VOTING INFORMATION                                               14
     How many votes are necessary to approve the Agreement
      and Plan?                                                  14
     How do I ensure my vote is accurately recorded?             14
     Can I revoke my proxy?                                      14
     What other matters will be voted upon at the Meeting?       14
     Who is entitled to vote?                                    15
     What other solicitations will be made?                      15
     Are there dissenters' rights?                               15
INFORMATION ABOUT THE FEDERAL FUND                               15
INFORMATION ABOUT THE INDIANA FUND                               15
PRINCIPAL HOLDERS OF SHARES                                      16
GLOSSARY OF USEFUL TERMS AND DEFINITIONS                         17
EXHIBITS TO COMBINED PROSPECTUS/PROXY STATEMENT                  18
     Exhibit A - Agreement and Plan of Reorganization           A-1
     Exhibit B - Prospectus of Franklin Federal Tax-Free
      Income Fund dated September 1, 1998, as amended
      January 1, 1999
     Exhibit C - Annual Report to Shareholders of Franklin
      Federal Tax-Free Income Fund dated April 30, 1998



                      This page intentionally left blank.



                         PROSPECTUS AND PROXY STATEMENT

                              DATED APRIL 22, 1999

                          ACQUISITION OF THE ASSETS OF
                     FRANKLIN INDIANA TAX-FREE INCOME FUND
                     (A SERIES OF FRANKLIN TAX-FREE TRUST)

                        BY AND IN EXCHANGE FOR SHARES OF
                     FRANKLIN FEDERAL TAX-FREE INCOME FUND

     This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of the Franklin Indiana Tax-Free Income Fund (the "Indiana Fund"), which is a series of Franklin Tax-Free Trust (the "Trust"), to approve or disapprove an Agreement and Plan of Reorganization ("Agreement and Plan") for the Indiana Fund. If shareholders of the Indiana Fund vote to approve the Agreement and Plan, the net assets of the Indiana Fund will be acquired by Franklin Federal Tax-Free Income Fund (the "Federal Fund") in exchange for shares of Franklin Federal Tax-Free Income Fund -- Class A ("Federal Fund -- Class A Shares"). The Meeting will be held at the principal offices of the Trust, which are located at 777 Mariners Island Boulevard, San Mateo, CA 94404, on June 23, 1999 at 1:30 p.m. Pacific time. The Board of Trustees of the Trust, on behalf of the Indiana Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about May 7, 1999.

     If the shareholders of the Indiana Fund vote to approve the Agreement and Plan, you will receive Federal Fund -- Class A Shares equal in value to your investment in the Indiana Fund. The Indiana Fund will then be liquidated.

     The Federal Fund's investment goal is to provide investors with as high a level of interest income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The investment goal of the Indiana Fund is substantially similar to the Federal Fund's goal, except that the Indiana Fund seeks to maximize income that is also exempt from personal income taxes for resident shareholders of Indiana.

     This Prospectus/Proxy Statement gives the information about the proposed reorganization and Federal Fund -- Class A Shares that you should know before investing. You should retain it for future reference. Additional information about the Federal Fund and the proposed reorganization can be found in the following documents.

     - The Prospectus of the Federal Fund dated September 1, 1998, as amended January 1, 1999 (the "Federal Fund Prospectus") is attached to and considered a part of this Prospectus/Proxy Statement.

     - The Annual Report to Shareholders of the Federal Fund dated April 30, 1998 contains financial and performance information for the Federal Fund and is attached to and considered a part of this Prospectus/Proxy Statement.

     - A Statement of Additional Information dated April 22, 1999 relating to this Prospectus/Proxy Statement, has been filed with the SEC and is incorporated by reference into this Prospectus/ Proxy Statement.

     The Prospectus of the Indiana Fund dated July 1, 1998, as amended January 1, 1999 and supplemented January 12, 1999 (the "Indiana Fund Prospectus") and the Indiana Fund's Annual Report to Shareholders dated February 28, 1999 are on file with the SEC (File nos. 02-94222 and 811-4149) and are incorporated by reference herein. You may request a free copy of the SAI relating to this Prospectus/ Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL BEN(R), or by writing to Federal Fund or the Trust at 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



                                    SUMMARY

     This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Agreement and Plan (attached as Exhibit A), the Federal Fund Prospectus (attached as Exhibit B), and the Federal Fund Annual Report (attached as Exhibit C).

ON WHAT PROPOSAL AM I BEING ASKED TO VOTE?

     The Board of Trustees of the Trust has approved an Agreement and Plan for the Indiana Fund and recommends that shareholders vote to approve the Agreement and Plan. If shareholders of the Indiana Fund vote to approve the Agreement and Plan, that fund's net assets will be transferred to the Federal Fund in exchange for an equal value of Federal Fund -- Class A Shares. These Federal
Fund -- Class A Shares will then be distributed to the Indiana Fund's shareholders and the Indiana Fund will be liquidated. (This proposed transaction for the Indiana Fund is referred to in this Prospectus/Proxy Statement as the "Transaction.")

     This means that your shares of the Indiana Fund will be exchanged for an equal value of Federal Fund -- Class A Shares. As a result, you will cease to be a shareholder of the Indiana Fund and will become a shareholder of the Federal Fund. This exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

     Like the Indiana Fund, the Federal Fund is a mutual fund in the Franklin Templeton Group of Funds that is managed by Advisers. It has investment goals and policies that are similar, but not identical, to those of the Indiana Fund.

     For the reasons set forth below under "Reasons for the Transaction," the Board of Trustees of the Trust has concluded that the Transaction is in the best interests of the shareholders of the Indiana Fund. The Board of Trustees of the Trust and the Board of Directors of Federal Fund also concluded that no dilution in value would result to the shareholders of the Indiana Fund or to the shareholders of the Federal Fund, respectively, as a result of the Transaction.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                       TO APPROVE THE AGREEMENT AND PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

     Shareholders who own shares of the Indiana Fund at the close of business on April 19, 1999 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Transaction, a majority of the outstanding shares of the Indiana Fund must be voted in favor of the Agreement and Plan.

     Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card. If you return your signed proxy card, your votes will be officially cast at the Meeting by the persons appointed as proxies.

     You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTION?

     It is expected that shareholders of the Indiana Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Federal Fund -- Class A Shares. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You also should consult your tax advisor about state and local tax consequences of the Transaction, if any, because this discussion only relates to the federal income tax consequences. For

                                        2



more information about the tax consequences of the Transaction, see "Information About the Transaction -- What are the tax consequences of the Transaction?"

                     COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

     The Indiana Fund and the Federal Fund share similar investment goals. Each fund seeks to provide its investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Indiana Fund, however, also seeks to have that income be exempt from personal income taxes for resident shareholders of Indiana. Both of the funds seek to achieve their goals by trying to invest all of their assets in tax-free municipal securities. Therefore, both funds normally invest at least 80% of their assets in municipal securities that pay interest free from federal income taxes, including the federal alternative minimum tax.

     In addition, consistent with its goal, the Indiana Fund normally invests at least 65% of its total assets in municipal securities of Indiana and at least 80% of its net assets in securities that pay interest free from the personal income taxes of Indiana. The Federal Fund does not limit its investments to the municipal securities of any state. This is a primary difference in the investment policies of the funds that may result in different tax treatment for the distributions from the Indiana Fund and the Federal Fund.

     For more information about the investment goals and policies of the funds, see "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

     As with most investments, investments in the Federal Fund and the Indiana Fund involve risks. There can be no guarantee against losses resulting from an investment in either fund, nor can there be any assurance that either fund will achieve its investment goal. The risks associated with an investment in each fund are substantially similar and include interest rate, income, credit, market and call risks. In general, however, an investment in the Federal Fund may involve relatively less risk than a similar investment in the Indiana Fund because the Federal Fund does not concentrate its investments in the municipal securities of any state.

     For more information about the risks of the funds, see "What are the risk factors associated with investments in the funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

     The management of the business and affairs of the funds is the responsibility of the Board of Directors (in the case of the Federal Fund) or Board of Trustees (in the case of the Indiana Fund). Each Board elects officers who are responsible for the day-to-day operations of the funds.

     Advisers manages the assets of each of the funds and makes each fund's investment decisions. Advisers is a wholly owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and its affiliates serve as investment manager or administrator to 54 registered investment companies, with approximately 163 U.S.-based funds or series. They have over $216 billion in combined assets, including $51 billion in the municipal securities market, under management for approximately 7 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

     The team responsible for the day-to-day management of the Federal Fund's portfolio is:

     Thomas Kenny, Executive Vice President of Advisers. Mr. Kenny has been an analyst or portfolio manager of the Federal Fund since 1987, and of the Indiana Fund since its inception. He is the Director

                                        3



of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986.

     Sheila Amoroso, Senior Vice President of Advisers. Ms. Amoroso has been an analyst or portfolio manager of the Federal Fund since 1987. She holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986.

     Ben Barber, Vice President of Advisers. Mr. Barber has been an analyst or portfolio manager of the Federal Fund since 1993. He holds a Bachelor of Arts degree in International Relations and Political Science from the University of California at Santa Barbara. Mr. Barber joined the Franklin Templeton Group in 1991.

     Stella Wong, Vice President of Advisers and John Wiley, Vice President of Advisers are currently members of the management team for the Indiana Fund, but are not members of the management team for the Federal Fund.

     Each fund has a management agreement with Advisers under which Advisers receives a management fee equal to a monthly rate of 5/96 of 1% of the value of its net assets up to and including $100 million; 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and 9/240 of 1% of the value of its net assets in excess of $250 million. The management fee structure for the Federal Fund has additional reductions for larger amounts of net assets, the least of which is 3/100 of 1% of the value of net assets in excess of $20 billion. The fee is computed at the close of business on the last business day of each month. Because the Federal Fund has three classes of shares, holders of Federal Fund -- Class A Shares pay a proportionate share of these fees.

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

                  FEE TABLE FOR FEDERAL FUND -- CLASS A SHARES
                              AND THE INDIANA FUND

                                                               ACTUAL+                 FEDERAL FUND
                                                     ----------------------------    AFTER TRANSACTION
                                                     FEDERAL FUND    INDIANA FUND       (PROJECTED)
                                                     ------------    ------------    -----------------
SHAREHOLDER TRANSACTION EXPENSES*

     Maximum Sales Charge (as a percentage of
       Offering Price).............................     4.25%           4.25%              4.25%
       Paid at time of purchase(1).................     4.25%           4.25%              4.25%
       Paid at time of redemption(2)...............      None            None               None
     Exchange Fee (per transaction)(3).............       $5.00          None              $5.00
ANNUAL FUND OPERATING EXPENSES (as a percentage of
  average net assets)
     Management Fees...............................     0.45%           0.63%              0.45%
     Rule 12b-1 Fees(4)............................     0.07%           0.09%              0.08%
     Other Expenses................................     0.07%           0.10%              0.07%
                                                        -----           -----              -----
     Total Fund Operating Expenses.................     0.59%           0.82%              0.60%
                                                        =====           =====              =====

---------------
+ Information provided is for Federal Fund -- Class A Shares for the fiscal year ended April 30, 1998. Information for the Indiana Fund is provided for the fiscal year ended February 28, 1999.

* If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

1. There is no front-end sales charge if you invest $1 million or more.

2. A Contingent Deferred Sales Charge may apply to any purchase of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the

                                        4



   table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? -- Contingent Deferred Sales Charge" in the prospectuses of either fund for details.

3. $5.00 fee is only for Market Timers. We process all other exchanges without a fee.

4. For both the Federal and Indiana Funds, these fees may not exceed 0.10%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under the NASD's rules.

EXAMPLE

     Assume the annual return for each fund is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in the fund.

                                                          1 YEAR*    3 YEARS    5 YEARS    10 YEARS
                                                          -------    -------    -------    --------
Federal Fund............................................   $483       $606       $740       $1,132
Indiana Fund............................................   $505       $676       $861       $1,395
Projected Federal Fund (after proposed Transaction).....   $484       $609       $746       $1,143

* Assumes a Contingent Deferred Sales Charge will not apply.

     THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends and are not directly charged to your account.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

     For the Federal Fund, per share income information for the past five fiscal years (and the most recent six month semiannual period) is shown immediately below under the heading "Financial Highlights." Also, the current Annual Report to Shareholders of Federal Fund for the fiscal year ended April 30, 1998, which is attached, includes a discussion of that fund's performance during the fiscal year ended April 30, 1998.

     The Indiana Fund Prospectus, as well as the Annual Report for the Indiana Fund, contain more financial information about the Indiana Fund. These documents are available free of charge upon request (See "Information About the Indiana Fund").

                                        5



                              FINANCIAL HIGHLIGHTS
                FRANKLIN FEDERAL TAX-FREE INCOME FUND -- CLASS A

                                         SIX MONTHS ENDED              YEAR ENDED APRIL 30,
                                         OCTOBER 31, 1998   ------------------------------------------
                                           (UNAUDITED)       1998     1997     1996     1995     1994
                                         ----------------   ------   ------   ------   ------   ------
Per share operating performance (for a
  share outstanding throughout the
  period)
Net asset value, beginning of period...       $12.25        $11.90   $11.83   $11.73   $11.81   $12.24
                                             ---------------------------------------------------------
Income from investment operations:
     Net investment income.............          .34           .69      .71      .74      .75      .77
     Net realized and unrealized gains
       (losses)........................          .17           .35      .07      .10     (.05)    (.41)
                                             ---------------------------------------------------------
Total from investment operations.......          .51          1.04      .78      .84      .70      .36
Less distributions from net investment
  income...............................         (.34)         (.69)    (.71)    (.74)    (.78)    (.79)
                                             ---------------------------------------------------------
Net asset value, end of period.........       $12.42        $12.25   $11.90   $11.83   $11.73   $11.81
                                             ---------------------------------------------------------
                                             ---------------------------------------------------------
Total return*..........................        4.19%         8.92%    6.81%    7.33%    6.21%    2.58%
Ratios/supplemental data
Net assets, end of period (millions)...       $7,134        $7,023   $6,905   $7,013   $6,887   $6,804
Ratios to average net assets:
     Expenses..........................         .58%**        .59%     .58%     .57%     .59%     .52%
     Net investment income.............        5.46%**       5.70%    6.00%    6.20%    6.47%    6.27%
Portfolio turnover rate................        6.54%        14.54%   16.43%   25.10%   19.88%   24.59%

 * Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized. Before May 1, 1994, dividends from net investment income were reinvested at the Offering Price.

** Annualized.

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

     Transfer Agency and Custody Services. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for the funds.

     Bank of New York acts as the custodian of the securities and other assets of the funds. The main office of the Bank of New York is 90 Washington Street, New York, NY 10286.

     Distribution Services. Pursuant to underwriting agreements with each of the funds, Distributors acts as principal underwriter in a continuous public offering of the funds' shares. Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales materials and prospectuses used to offer shares to the public.

     Rule 12b-1 Plans. Each fund (and class in the case of the Federal Fund) has a separate distribution or "Rule 12b-1" plan under which it shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

     Payments by the Federal Fund under its Class A plan may not exceed 0.10% per year of Class A's average daily net assets, and payments by the Indiana Fund under its plan similarly may not exceed 0.10% per year of that fund's average daily net assets. All distribution expenses over these amounts will be borne

                                        6



by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

     In the case of Federal Fund, which has three classes of shares, the Rule 12b-1 fees charged to Class A are based only on the fees attributable to that class. For more information, please see "The Fund's Underwriter" in the SAI for Federal Fund.

     Purchases and Redemptions. Each fund has a maximum front-end sales charge of 4.25% with reduced charges for purchases of $100,000 or more and no front-end sales charges for purchases of $1,000,000 or more. Each fund generally requires a minimum initial investment of $1,000 and subsequent investments of at least $50.

     You may sell (redeem) your shares at any time. Shares of each fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectuses of the respective Franklin Templeton Fund. Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

     Shares of both funds may be redeemed at their respective Net Asset Value per share. However, redemptions of Class A shares of both funds which were purchased in amounts of $1,000,000 or more generally are subject to a Contingent Deferred Sales Charge. Federal Fund shares acquired by Indiana Fund shareholders as a result of this Transaction are subject to a Contingent Deferred Sales Charge to the same extent that the Indiana Fund shares were subject to a Contingent Deferred Sales Charge.

     Additional information and specific instructions explaining how to buy, sell, and exchange shares of the funds are outlined in the current prospectus of each fund under the heading "About Your Account." The accompanying prospectus of the Federal Fund also lists phone numbers for you to call if you have any questions about your account under the heading "What If I Have Questions About My Account?" These phone numbers are the same for both funds.

     Dividends and Distributions. The Federal Fund intends to pay a dividend from its net investment income at least monthly, on or about the 15th day of the month. The Indiana Fund declares dividends daily from its net investment income and pays them monthly on or about the 20th day of the month. The amount of these dividends will vary depending on changes in the funds' net investment income. No fund pays "interest" nor guarantees any amount of dividends or return on an investment in its shares.

     Capital gains for the Federal Fund, if any, may be distributed annually. Capital gains for the Indiana Fund, if any, may be distributed twice a year.

     Each fund automatically reinvests distributions in additional shares of that fund unless you select a different option. Specific instructions explaining how to select a different option are outlined in the current prospectus of each fund under the heading "What Distributions Might I Receive From the Funds?"

     Distributions made by the funds to you from interest income on municipal securities will be exempt from the regular federal income tax. Distributions made to you from other income on temporary investments, short-term capital gains, or ordinary income from the sale of market discount bonds will be taxable to you as ordinary dividends, whether you receive them in cash or in additional shares. Distributions made to you from interest on certain private activity bonds, while still exempt from regular federal income tax, are a preference item when determining your alternative minimum tax. Distributions designated by the funds as long-term capital gains are taxable to you as such.

     Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid by the funds from the interest earned on municipal securities of a state, or its political subdivisions, will generally be exempt from that state's personal income taxes. Because Federal Fund does not, like Indiana Fund, focus its investments on the municipal securities of Indiana, a greater portion of the distributions paid by Federal Fund will be subject to Indiana personal income taxes.

                                        7



     Each fund notifies its shareholders annually of the amount of exempt-interest dividends, ordinary dividends, capital gain distributions, interest income that is a tax preference item under the alternative minimum tax and non-taxable distributions received from the fund in the prior year.

     For more information about the tax implications of investments in either fund, see the current prospectus of each fund under the heading "How Taxation Affects the Funds and Their Shareholders."

                          REASONS FOR THE TRANSACTION

     The Board of Trustees of the Trust, on behalf of the Indiana Fund, has recommended the Transaction for purposes of combining the Indiana Fund with a larger fund. Because of the relatively low demand for the Indiana Fund, Advisers recommended to the Board of Trustees of the Trust that the assets of the Indiana Fund be combined with a larger fund that has similar investment goals and policies. A larger fund should be better able to diversify its investments and to obtain certain savings in costs for the Indiana Fund and its shareholders. The Transaction was also recommended to combine similar funds within the Franklin Templeton Group to eliminate duplication of expenses and internal competition.

     The Agreement and Plan was presented to the Trust's Board of Trustees at a meeting of the Board. At the meeting, the Board questioned management about the potential benefits and costs to shareholders of the Indiana Fund. In deciding whether to recommend approval of the Transaction to shareholders, the Board of Trustees considered, among other things: the expense ratios of the Federal Fund and the Indiana Fund; the comparative investment performance of the Federal Fund and the Indiana Fund; the compatibility of the investment goals, policies, restrictions and investments of the Indiana Fund with those of the Federal Fund; the tax consequences of the Transaction; and the significant experience of Advisers. During the course of its deliberations, the Board of Trustees also considered that the expenses of each Transaction will be shared one-quarter by the Federal Fund, one-quarter by the Indiana Fund, and one-half by Advisers.

     The Board of Trustees concluded that the Transaction is in the best interests of the shareholders of the Indiana Fund and that no dilution of value would result to the shareholders of the Indiana Fund from the Transaction. It then decided to approve the Agreement and Plan and to recommend that shareholders of the Indiana Fund vote to approve the Transaction. As required by law, the Board members approving the Agreement and Plan included a majority of the trustees who are not interested persons of the Indiana Fund.

     The Board of Trustees' conclusion was based on a number of factors, including that the Transaction would permit shareholders to pursue their investment goals in a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. A fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicative costs and expenses. This may result in lower overall expense ratios through the spreading of fixed costs of fund operations over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, would be largely unaffected by the Transaction.

     The Board of Directors of the Federal Fund also determined that the Transaction was in the best interests of the Federal Fund and its shareholders and that no dilution would result to those shareholders.

     FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF THE TRUST, ON BEHALF OF THE INDIANA FUND, RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN. If shareholders of the Indiana Fund do not approve the Agreement and Plan, the Board of Trustees will consider other possible courses of action for the Indiana Fund, including dissolution and liquidation.

                                        8



                       INFORMATION ABOUT THE TRANSACTION

     This is only a summary of the Agreement and Plan. You should read the actual Agreement and Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

     If the shareholders of the Indiana Fund approve the Agreement and Plan, the Transaction will take place after various conditions are satisfied by the Trust on behalf of the Indiana Fund, and by the Federal Fund, including the delivery of certain documents. The Trust and the Federal Fund will agree on the closing date. If the shareholders of the Indiana Fund do not approve the Agreement and Plan, the Transaction will not take place.

     If shareholders of the Indiana Fund do approve the Agreement and Plan on June 23, 1999, shares of the Indiana Fund will no longer be offered for sale, except for the reinvestment of dividend and capital gain distributions. Until the close of business on June 23, 1999, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions.

     If the shareholders of the Indiana Fund approve the Agreement and Plan, that fund will deliver to the Federal Fund substantially all of its assets on the closing date. In exchange, the Trust, on behalf of the Indiana Fund, will receive Federal Fund -- Class A Shares that have a value equal to the dollar value of the assets initially delivered to the Federal Fund. Those shares will be distributed pro rata to the Indiana Fund's shareholders of record as of the close of business on the closing date. The stock transfer books of the Indiana Fund will be permanently closed as of 1:00 p.m. Pacific time on the closing date. The Indiana Fund will only accept requests for redemption received in proper form before 1:00 p.m. on the closing date. Requests received after that time will be considered requests to redeem shares of the Federal Fund.

     To the extent permitted by law, the Trust and the Federal Fund may agree to amend the Agreement and Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of the Indiana Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

     The expenses resulting from the Transaction will be shared by the following parties in the percentages indicated: 25% by the Indiana Fund, 25% by the Federal Fund, and 50% by Advisers. As described above, Advisers is the investment manager for the funds involved in the Transaction.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

     The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from the Trust, on behalf of the Indiana Fund, and the Federal Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the funds, that shareholders of the Indiana Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of the Indiana Fund for shares of the Federal Fund and that the Federal Fund will not recognize any gain or loss upon receipt of the Indiana Fund's assets.

     You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor as to state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT FEDERAL FUND -- CLASS A SHARES?

     Federal Fund -- Class A Shares will be distributed to shareholders of the Indiana Fund in connection with the Transaction. Each share will be fully paid and nonassessable when issued with no personal

                                        9



liability attaching to the ownership thereof. Each Federal Fund -- Class A Share will have no preemptive or conversion rights, and will be transferable upon the books of the Federal Fund. The shares of the Federal Fund will be recorded electronically in each shareholder's account. The Federal Fund will then send a confirmation to each shareholder. As described in its prospectus, the Federal Fund does not issue share certificates unless requested. Former shareholders of the Indiana Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of the Federal Fund until the certificates have been returned.

     The Federal Fund -- Class A Shares have cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of members of the Board of Directors to be elected. Shareholders may cast all of their votes for one candidate or distribute their votes between two or more candidates.

     The Indiana Fund is a series of the Trust, a Massachusetts business trust. The Federal Fund is a California corporation. Like the Indiana Fund, the Federal Fund does not routinely hold annual shareholders' meetings. The Federal Fund may hold special meetings for matters requiring shareholder approval. A meeting of the Federal Fund's shareholders may also be called by the Board of Directors in its discretion or by shareholders who hold at least 10% of the fund's outstanding shares.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

     The following table sets forth, as of February 28, 1999, (i) the capitalization of Federal Fund; (ii) the capitalization of Indiana Fund; and
(iii) the projected capitalization of Federal Fund as adjusted to give effect to the proposed Transaction. The capitalization of Federal Fund is likely to be different when the Transaction is consummated.

                                                                                       FEDERAL FUND
                                                    FEDERAL FUND    INDIANA FUND    AFTER TRANSACTION
                                                    (UNAUDITED)     (UNAUDITED)        (PROJECTED)
                                                    ------------    ------------    -----------------
Net assets (millions).............................        $7,382           $59                  $7,441
Total shares outstanding..........................  597,482,020      4,905,278         602,256,601
Net Asset Value per share.........................       $12.36          $12.03                 $12.36

                  COMPARISON OF INVESTMENT GOALS AND POLICIES

     This section describes key investment policies of the Indiana Fund and the Federal Fund and certain noteworthy differences between the investment goals and policies of the funds. For a complete description of Federal Fund's investment policies and risks, you should read the Federal Fund Prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS OF THE FUNDS?

     The Indiana Fund and the Federal Fund both have the investment goal of providing investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Indiana Fund additionally seeks to have that income be exempt from personal income taxes for resident shareholders of Indiana. These investment goals are fundamental. Each fund seeks to achieve its goal by trying to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

     Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the fund, or (ii) 67% or more of the shares represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote").

     One significant difference between the funds is that the Indiana Fund normally invests at least 80% of its net assets in securities that pay interest free from any Indiana personal income taxes, as well as federal income taxes. Distributions from the Federal Fund may therefore be subject to higher state personal

                                       10



income taxes than distributions from the Indiana Fund. And, the Indiana Fund normally invests at least 65% of its total assets in municipal securities of Indiana. The Federal Fund does not limit its investments to the municipal securities of any state.

HOW DO THE TYPES OF SECURITIES THE FUNDS BUY AND INVESTMENT POLICIES OF THE FUNDS COMPARE?

     Municipal Securities.

     Both funds generally seek to invest their assets in securities that pay interest free from income taxes. As fundamental policies, they normally invest at least 80% of their assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax. In addition, in the case of the Indiana Fund, the Indiana Fund normally invests at least 80% of its net assets in securities that pay interest free from Indiana personal income taxes. Thus, it is possible, although not anticipated, that each fund may have up to 20% of its assets in securities that pay taxable interest. And, each fund also may have assets invested in municipal securities that pay interest subject to the federal alternative minimum income tax. In addition, at least 65% of the Indiana Fund's total assets are normally invested in municipal securities of Indiana.

     Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. These types of securities generally pay interest free from federal income tax and, if issued by the fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, or by U.S. territories, state personal income taxes for residents of the fund's state.

     Quality. Both funds only invest in investment grade municipal securities, which include those in one of the four highest rating levels as rated by an independent rating agency, or unrated securities that Advisers believes are comparable.

     Maturity. Neither fund has a restriction on the maturity -- the time when the issuer must repay the amount borrowed -- of the securities it may buy. The funds also do not have restrictions on their average portfolio maturity.

     Variable and floating rate securities. Each fund may invest in investment grade variable and floating rate securities. These are securities that have interest rates that change either at specific intervals or whenever a benchmark rate changes. This helps to protect against a decline in the security's market price, but also lowers a fund's income when interest rates fall. If, however, interest rates increase, a fund's income from its variable rate investments will also increase.

     Municipal lease obligations. Both funds may invest in municipal lease obligations without limit if the obligations meet the fund's quality and maturity standards. Municipal lease obligations generally finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

     Temporary Investments.

     When Advisers believes unusual or adverse economic, market or other conditions exist, it may invest either fund's portfolio assets in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; or (ii) securities issued or guaranteed by the full faith and credit of the U.S. government. In addition, the Indiana Fund may invest in municipal securities issued by a state or local government other than Indiana, or by a U.S. territory such as Guam, Puerto Rico or the Mariana Islands.

                                       11



     When-Issued and Delayed Delivery Transactions.

     Both funds may engage in when-issued and delayed delivery transactions -- those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the funds assume the risk that the value of the security at delivery may be more or less than the purchase price. When a fund is the buyer in the transaction, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made.

     Diversification.

     Both funds are diversified funds under the 1940 Act. As diversified funds, they will not buy a security if, with respect to 75% of their total assets, more than 5% would be in the securities of any single issuer (this limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities) or if it would result in a fund owning more than 10% of the voting securities of a single issuer. The remaining 25% of total assets may be invested in the securities of a single issuer.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

     Except as described below, the funds have adopted the same restrictions as fundamental policies, which may not be changed without the approval of a Majority Vote.

     Although both funds are prohibited from buying securities on "margin" or selling securities "short," the Indiana Fund may use such short-term credits as are necessary for the clearance of transactions.

     Both funds also are generally prohibited from making loans. This prohibition does not prohibit either fund from purchasing debt securities that, in the case of both funds, are publicly distributed or, in the case of the Indiana Fund, if such debt securities are customarily purchased by institutional investors. Furthermore, this restriction does not prohibit the Federal Fund from entering into repurchase agreements to the extent that they are deemed to be loans.

     The funds also are prohibited from purchasing securities from or selling securities to officers or directors/trustees, including any firm of which any officer or director/trustee is a member, as principal. Federal Fund may, however, deal with those persons or firms as brokers and pay a customary brokerage commission.

     Neither fund may acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices. This limitation does not, however, prohibit the Indiana Fund from purchases of municipal and other debt securities secured by real estate or interests therein.

     Both funds may not invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs. This restriction does not, however, prohibit the Indiana Fund from purchasing, holding and disposing of "obligations with puts attached" in accordance with its investment policies. The Federal Fund may write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. It should be noted, however, that there are no option transactions currently available to the Federal Fund because there are presently no options listed for trading on a national securities exchange covering the types of securities that are appropriate for investment by Federal Fund. In addition, the Federal Fund's ability to write call options would be further limited under California law to 25% of its net assets.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

     Like all investments, an investment in both of the funds involves risk. There is no assurance that the funds will meet their investment goals. The achievement of the funds' goals depends upon market conditions, generally, and on Advisers' analytical and portfolio management skills. The risks of the funds are basically the same as those of other investments in municipal securities of similar quality, although an

                                       12



investment in the Indiana Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

     Interest Rate, Income, Credit, Market and Call Risk.

     Investments in both funds are subject to interest rate, income, credit, market, and call risks.

     Interest rate risk is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. Interest rates have increased and decreased in the past. These changes are unpredictable.

     Income risk is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

     Credit risk is the possibility that an issuer of a security will be unable to make interest payments and to pay the principal of a security upon maturity. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. A change in the credit risk associated with a security may cause a corresponding change in the security's price, and, therefore, the fund's share price.

     Market risk is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase. A security's maturity length also affects its price. In general, securities with longer maturities are more sensitive to price changes.

     Call risk is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security. At any time, a fund may have a large amount of its assets invested in municipal securities subject to call risk, including escrow-secured or defeased bonds. A call of some or all of these securities may lower the fund's income and its distributions to shareholders.

     State Risks.

     Since the Indiana Fund invests heavily in municipal securities of Indiana, events in that state are likely to affect the fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the ratings assigned to municipal issuers. A negative change in any one of these or other areas could affect the ability of Indiana's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time. And, while Indiana's economy has been relatively strong since the mid-1990's, it has, historically, been relatively volatile, with cyclical tax and employment bases.

     For more specific information on the economy and financial strength of Indiana, please see "What Are the Risks of Investing in the Funds?" in the current SAI for the Indiana Fund.

     To the extent the Federal Fund is invested in a state, events in that state may affect its investments and its performance.

                                       13



     U.S. Territories Risks.

     Each fund may invest a portion of its assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands. As with state municipal securities, events in any of these territories where a fund invests may affect the fund's investments and its performance.

     Concentration.

     Although neither fund can invest more than 25% of its assets in securities of any industry, both funds may invest more than 25% of their assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project would likely affect all similar projects.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE AGREEMENT AND PLAN?

     The affirmative vote of a majority of the holders of all of the outstanding shares of the Indiana Fund is necessary to approve the Agreement and Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the Indiana Fund held at the close of business on April 19, 1999 (the "Record Date"). If sufficient votes to approve the Agreement and Plan for the Indiana Fund are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of the Indiana Fund entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Meeting with respect to the fund.

     Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Agreement and Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

     You can vote in any one of three ways:

     -  By mail, with the enclosed proxy card.

     -  In person at the Meeting.

     - Through Shareholder Communications Corporation ("SCC"), a proxy solicitor, by calling 1-800/645-3559.

     A proxy card is, in essence, a ballot. IF YOU SIMPLY SIGN AND DATE THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE MEETING OR ADJOURNMENT OF THE MEETING.

CAN I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is voted by sending a written notice to the Trust expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

     The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought

                                       14



before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

     Shareholders of record of the Indiana Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 4,941,906.966 outstanding shares of the Indiana Fund.

WHAT OTHER SOLICITATIONS WILL BE MADE?

     The Indiana Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Indiana Fund may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, without extra pay, may conduct additional solicitations by telephone, personal interviews and other means. The Trust, on behalf of the Indiana Fund, has engaged SCC to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $6,824 and $8,827. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by the Indiana Fund, one-quarter by the Federal Fund, and one-half by Advisers.

ARE THERE DISSENTERS' RIGHTS?

     Shareholders of the Indiana Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your Federal Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.

                       INFORMATION ABOUT THE FEDERAL FUND

     Information about the Federal Fund is included in the Federal Fund Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about the Federal Fund is included in its SAI dated September 1, 1998, as supplemented April 1, 1999, which has been filed with the SEC and is incorporated into the SAI relating to this Prospectus/Proxy Statement. You may request a free copy of the Federal Fund's SAI and other information by calling 1-800/DIAL BEN(R) or by writing to the Federal Fund at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. The Federal Fund's Annual Report to Shareholders for the fiscal year ended April 30, 1998 is attached to and considered a part of this Prospectus/Proxy Statement.

     The Federal Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's internet address at http://www.sec.gov.

                       INFORMATION ABOUT THE INDIANA FUND

     Information about the Indiana Fund is included in the Indiana Fund Prospectus, and the Indiana Fund's SAI dated July 1, 1998, as supplemented April 1, 1999, and in the Indiana Fund's Annual Report to Shareholders dated February 28, 1999. These documents have been filed with the SEC and the Indiana

                                       15



Fund Prospectus and Annual Report are incorporated by reference herein. You may request free copies of these documents and other information relating to the Indiana Fund by calling 1-800/DIAL BEN(R) or by writing to 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. Reports and other information filed by the Indiana Fund can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's internet address at http://www.sec.gov.

                          PRINCIPAL HOLDERS OF SHARES

     As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Indiana Fund. From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. No other person owned (beneficially or of record) 5% or more of the outstanding shares of the Federal Fund or the Indiana Fund.

                                       16



GLOSSARY OF USEFUL TERMS AND DEFINITIONS

1940 Act -- Investment Company Act of 1940, as amended

Advisers -- Franklin Advisers, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the investment manager for the Federal Fund and the Indiana Fund

Contingent Deferred Sales Charge (CDSC) -- A sales charge of 1% that may apply if you sell your shares within 12 months of purchase.

Distributors -- Franklin/Templeton Distributors, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the principal underwriter for the funds

Franklin Templeton Funds -- The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

Franklin Templeton Group -- Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds -- All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

Investor Services -- Franklin/Templeton Investor Services, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the shareholder servicing and transfer agent to the funds

Market Timers -- Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

NASD -- National Association of Securities Dealers, Inc.

Net Asset Value (NAV) -- The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Offering Price -- The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge for each fund is 4.25%.

Resources -- Franklin Resources, Inc.

SAI -- Statement of Additional Information

SEC -- U.S. Securities and Exchange Commission

Securities Dealer -- A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. -- United States

We/Our/Us -- Unless the context indicates a different meaning, these terms refer to the funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

                                       17



                      EXHIBITS TO COMBINED PROSPECTUS AND
                                PROXY STATEMENT

EXHIBIT
-------
 A        Agreement and Plan of Reorganization between Franklin
          Tax-Free Trust (on behalf of the Franklin Indiana Tax-Free
          Income Fund) and Franklin Federal Tax-Free Income Fund
 B        Prospectus of Franklin Federal Tax-Free Income Fund, dated
          September 1, 1998, as amended January 1, 1999
 C        Annual Report to Shareholders of Franklin Federal Tax-Free
          Income Fund, dated April 30, 1998

                                       18



                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement and Plan"), made as of this 28th day of April, 1999, by and between FRANKLIN FEDERAL TAX-FREE INCOME FUND ("Federal Fund"), a corporation incorporated under the laws of the State of California in 1982, with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404, and FRANKLIN TAX-FREE TRUST (the "Trust"), a business trust created under the laws of the Commonwealth of Massachusetts in 1984, with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404, on behalf of its series Franklin Indiana Tax-Free Income Fund, a series of shares of the Trust ("Indiana Fund").

                             PLAN OF REORGANIZATION

     The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by Federal Fund of substantially all of the property, assets and goodwill of Indiana Fund in exchange solely for shares of common stock, no par value, of Federal Fund - Class A ("Federal Fund Shares"); (ii) the distribution of Federal Fund Shares to the shareholders of Indiana Fund according to their respective interests; and
(iii) the subsequent dissolution of Indiana Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan hereinafter set forth.

                                   AGREEMENT

     In order to consummate the Plan of Reorganization and in consideration of the promises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.  SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF INDIANA FUND.

     (a) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of Federal Fund herein contained, and in consideration of the delivery by Federal Fund of the number of its Federal Fund Shares hereinafter provided, the Trust, on behalf of Indiana Fund, agrees that it will convey, transfer and deliver to Federal Fund at the Closing all of Indiana Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) pay the costs and expenses of carrying out this Agreement and Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Indiana Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against Indiana Fund, if any, at the Closing Date, for which contingent and other appropriate liabilities reserves shall be established on Indiana Fund's books (hereinafter "Net Assets"). Indiana Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

     (b) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Federal Fund agrees at the Closing to deliver to the Trust the number of Federal Fund Shares, determined by dividing the aggregate Net Assets of Indiana Fund on the Closing Date by

                                       A-1



the net asset value per share of Federal Fund Shares, as of 1:00 p.m. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

     (c) Immediately following the Closing, Indiana Fund shall dissolve and distribute pro rata to its shareholders of record as of the close of business on the Closing Date Federal Fund Shares received by Indiana Fund pursuant to this
Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of Federal Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Federal Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Indiana Fund shall be entitled to surrender the same to the transfer agent for the Federal Fund in exchange for the number of Federal Fund Shares into which the shares of the Indiana Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Federal Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of the Indiana Fund shall be deemed for all the Federal Fund's purposes to evidence ownership of the number of Federal Fund's Shares into which the shares of beneficial interest of the Indiana Fund (which prior to the Closing were represented thereby) have been converted.

2.  VALUATION.

     (a) The value of Indiana Fund's Net Assets to be acquired by Federal Fund hereunder shall be computed as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Indiana Fund's currently effective prospectus.

     (b) The net asset value of a share of common stock of Federal Fund shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Federal Fund's currently effective prospectus.

     (c) The net asset value of a share of beneficial interest of Indiana Fund shall be determined to the fourth decimal place as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Indiana Fund's currently effective prospectus.

3.  CLOSING AND CLOSING DATE.

     The Closing Date shall be June 24, 1999, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Federal Fund at 2:00 p.m. Pacific time on the Closing Date. The Trust shall have provided for delivery, as of the Closing, of those Net Assets of Indiana Fund to be transferred to Federal Fund's Custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286. Also, the Trust shall deliver at the Closing a list of names and addresses of the shareholders of record of Indiana Fund's shares and the number of shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. Federal Fund shall issue and deliver a certificate or certificates evidencing the shares of common stock of Federal Fund to be delivered to said transfer agent registered in such manner as the Trust may request, or provide evidence satisfactory to the Trust that such Federal Fund Shares have been registered in an account on the books of Federal Fund in such manner as the Trust may request.

4.  REPRESENTATIONS AND WARRANTIES BY THE TRUST.

     The Trust represents and warrants to Federal Fund that:

     (a) The Trust is a business trust created under the laws of the Commonwealth of Massachusetts on September 18, 1984, and is validly existing and in good standing under the laws of that commonwealth. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"),

                                       A-2



as an open-end, management investment company and all of Indiana Fund's shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

     (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights and currently issues shares of twenty-eight (28) series including Indiana Fund. The Trust is authorized to issue an unlimited number of shares of beneficial interest of each series.

     (c) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998, audited by Coopers & Lybrand L.L.P., copies of which have been delivered to Federal Fund, fairly present the financial position of Indiana Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) The books and records of Indiana Fund made available to Federal Fund and/or its counsel accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Indiana Fund.

     (e) The Trust has the necessary power and authority to conduct Indiana Fund's business as such business is now being conducted.

     (f) The Trust is not a party to or obligated under any provision of the Trust's Amended and Restated Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by the Trust's execution of or performance under this Agreement and Plan.

     (g) The Trust has elected to treat the Indiana Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Indiana Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

5.  REPRESENTATIONS AND WARRANTIES BY FEDERAL FUND.

     Federal Fund represents and warrants to the Trust, on behalf of Indiana Fund, that:

     (a) Federal Fund is a corporation incorporated under the laws of the State of California on January 7, 1982, and is validly existing and in good standing under the laws of that state. Federal Fund is duly registered under the 1940 Act as a diversified, open-end, management investment company and all its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

     (b) Federal Fund is authorized to issue ten billion (10,000,000,000) shares of common stock, no par value, all of which is allocated to the Franklin Federal Tax-Free Income Fund Series of which three billion (3,000,000,000) shares are further allocated to Class A of that series, and each outstanding share of which is fully paid, non-assessable, fully transferable, and has full voting rights. Federal Fund Shares to be issued pursuant to this Agreement and Plan will be fully paid, non-assessable, freely transferable and have full voting rights.

     (c) At the Closing, Federal Fund Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of Indiana Fund are presently eligible for offering to the public, and there are a sufficient number of Federal Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Agreement and Plan to be consummated.

     (d) The financial statements appearing in Federal Fund's Annual Report to Shareholders for the fiscal year ended April 30, 1998, audited by Coopers & Lybrand L.L.P., copies of which have been

                                       A-3



delivered to Indiana Fund, fairly present the financial position of Federal Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) Federal Fund has the necessary power and authority to conduct its business as such business is now being conducted.

     (f) Federal Fund is not a party to or obligated under any provision of its Articles of Incorporation or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement and Plan.

     (g) Federal Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

6.  REPRESENTATIONS AND WARRANTIES BY THE TRUST AND FEDERAL FUND.

     The Trust and Federal Fund each represents and warrants to the other that:

     (a) The statement of assets and liabilities to be furnished by it as of 1:00 p.m. Pacific time on the Closing Date for the purpose of determining the number of Federal Fund Shares to be issued pursuant to Section 1 of this Agreement and Plan will accurately reflect its Net Assets in the case of Indiana Fund and its net assets in the case of Federal Fund, and outstanding shares of common stock, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

     (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

     (e) The execution, delivery, and performance of this Agreement and Plan have been duly authorized by all necessary action of its Board of Trustees or Board of Directors, as applicable, and this Agreement and Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

     (f) It anticipates that consummation of this Agreement and Plan will not cause it, in the case of Federal Fund, and Indiana Fund, in the case of the Trust, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.

     (g) It has the necessary power and authority to conduct its business, in the case of Federal Fund, and Indiana Fund's business, in the case of Indiana Fund, as such business is now being conducted.

7.  COVENANTS OF THE TRUST AND FEDERAL FUND.

     (a) The Trust, on behalf of Indiana Fund, and Federal Fund each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

     (b) The Trust undertakes that it will not acquire the Federal Fund Shares for the purpose of making distributions thereof to anyone other than Indiana Fund's shareholders.

     (c) The Trust undertakes that, if this Agreement and Plan is consummated, it will dissolve Indiana Fund and rescind the establishment of Indiana Fund as a series of the Trust.

     (d) The Trust and Federal Fund each agree that, by the Closing, all of their federal and other tax returns and reports required by law to be filed by the Trust, on behalf of Indiana Fund, or by Federal

                                       A-4



Fund on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

     (e) At the Closing, the Trust will provide Federal Fund with a copy of the shareholder ledger accounts of Indiana Fund, certified by its transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of Indiana Fund's shares as of 1:00 p.m. Pacific time on the Closing Date who are to become shareholders of Federal Fund as a result of the transfer of assets that is the subject of this Agreement and Plan.

     (f) The Trust agrees to mail to each shareholder of record entitled to vote at the meeting of Indiana Fund's shareholders at which action on this Agreement and Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (g) Federal Fund will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Federal Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Indiana Fund's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.  CONDITIONS PRECEDENT TO BE FULFILLED BY THE TRUST AND FEDERAL FUND.

     The obligations of the Trust and Federal Fund to effectuate this Agreement and Plan shall be subject to the following respective conditions:

     (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement and Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

     (b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement and Plan adopted by its Board of Trustees or Board of Directors, as applicable, certified by its Secretary or equivalent officer.

     (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan of Reorganization under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

     (d) That this Agreement and Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Indiana Fund at an annual or special meeting or any adjournment thereof.

                                       A-5



     (e) That each party shall have declared a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific time on the Closing Date; and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.

     (f) That there shall be delivered to the Trust and Federal Fund an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust and Federal Fund, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and Plan and based upon certificates of the officers of the Trust and Federal Fund with regard to matters of fact:

          (1) The acquisition by Federal Fund of substantially all the assets of Indiana Fund as provided for herein in exchange for Federal Fund Shares will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Indiana Fund and Federal Fund will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;

          (2) No gain or loss will be recognized by Indiana Fund upon the transfer of substantially all of its assets to Federal Fund in exchange solely for voting shares of Federal Fund (Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to
     Section 1276 of the Code;

          (3) No gain or loss will be recognized by Federal Fund upon the receipt of substantially all of the assets of Indiana Fund in exchange solely for voting shares of Federal Fund (Section 1032(a));

          (4) The basis of the assets of Indiana Fund received by Federal Fund will be the same as the basis of such assets to Indiana Fund immediately prior to the exchange (Section 362(b));

          (5) The holding period of the assets of Indiana Fund received by Federal Fund will include the period during which such assets were held by Indiana Fund (Section 1223(2));

          (6) No gain or loss will be recognized to the shareholders of Indiana Fund upon the exchange of their shares in Indiana Fund for voting shares of Federal Fund (Section 354(a));

          (7) The basis of the Federal Fund Shares received by Indiana Fund's shareholders shall be the same as the basis of the shares of Indiana Fund exchanged therefor (Section 358(a)(1));

          (8) The holding period of Federal Fund Shares received by Indiana Fund's shareholders (including fractional shares to which they may be entitled) will include the holding period of Indiana Fund's shares surrendered in exchange therefor, provided that Indiana Fund's shares were held as a capital asset on the date of the exchange (Section 1223(1)); and

          (9) Federal Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Indiana Fund described in Section 381(c) of the Code (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations), subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

     (g) That Federal Fund shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

          (1) The Trust was created as a business trust under the laws of the Commonwealth of Massachusetts on September 18, 1984, and is validly existing and in good standing under the laws of that commonwealth;

          (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest of Indiana Fund, no par value. Assuming that the initial shares of beneficial interest were issued in accordance with the 1940 Act and the Amended and Restated Agreement and Declaration of Trust

                                       A-6



     and By-laws of the Trust, and that all other outstanding shares of Indiana Fund were sold, issued and paid for in accordance with the terms of Indiana Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

          (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

          (4) Except as disclosed in Indiana Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or Indiana Fund;

          (5) All actions required to be taken by the Trust to authorize this Agreement and Plan and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of the Trust; and

          (6) Neither the execution, delivery, nor performance of this Agreement and Plan by the Trust violates any provision of its Amended and Restated Agreement and Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which Indiana Fund is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of the Trust and Indiana Fund and is enforceable against the Trust and/or Indiana Fund in accordance with its terms.

     In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust and Indiana Fund.

     (h) That the Trust shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Federal Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

          (1) Federal Fund was incorporated under the laws of the State of California on January 7, 1982, and is validly existing and in good standing under the laws of that state;

          (2) Federal Fund is authorized to issue ten billion (10,000,000,000) shares of common stock, no par value, all of which is allocated to the Franklin Federal Tax-Free Income Fund Series of which three billion (3,000,000,000) shares are further allocated to Class A of that series, and each outstanding share of which is fully paid, non-assessable, fully transferable, and has full voting rights. Assuming that the initial capital shares of Federal Fund were issued in accordance with the 1940 Act, and the Articles of Incorporation and By-laws of Federal Fund, and that all other outstanding shares of Federal Fund were sold, issued and paid for in accordance with the terms of Federal Fund's prospectus in effect at the time of such sales, each such outstanding share of Federal Fund is fully paid, non-assessable, freely transferable and has full voting rights;

                                       A-7



          (3) Federal Fund is an open-end, diversified investment company of the management type registered as such under the 1940 Act;

          (4) Except as disclosed in Federal Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Federal Fund, the unfavorable outcome of which would materially and adversely affect Federal Fund;

          (5) Federal Fund Shares to be issued pursuant to the terms of this Agreement and Plan have been duly authorized and, when issued and delivered as provided in this Agreement and Plan, will have been validly issued and fully paid and will be non-assessable by Federal Fund;

          (6) All corporate actions required to be taken by Federal Fund to authorize this Agreement and Plan and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of Federal Fund;

          (7) Neither the execution, delivery, nor performance of this Agreement and Plan by Federal Fund violates any provision of its Articles of Incorporation, its By-laws, or the provisions of any agreement or other instrument known to such counsel to which Federal Fund is a party or by which Federal Fund is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of Federal Fund and is enforceable against Federal Fund in accordance with its terms; and

          (8) The registration statement of which the prospectus, dated September 1, 1998, as amended January 1, 1999, of Federal Fund is a part (the "Prospectus") is, at the time of the signing of this Agreement and Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to such counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Agreement and Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

     In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Federal Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Federal Fund.

     (i) That the Trust shall have received a certificate from the President and Secretary of Federal Fund to the effect that the statements contained in Federal Fund's Prospectus, at the time the Prospectus became effective, at the date of the signing of this Agreement and Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (j) That Federal Fund's Registration Statement with respect to the Federal Fund Shares to be delivered to the Indiana Fund's shareholders in accordance with this Agreement and Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

                                       A-8



     (k) That the Federal Fund Shares to be delivered hereunder shall be eligible for sale by Federal Fund with each state commission or agency with which such eligibility is required in order to permit the Federal Fund Shares lawfully to be delivered to each Indiana Fund shareholder.

     (l) That, at the Closing, the Trust, on behalf of Indiana Fund, transfers to Federal Fund aggregate Net Assets of Indiana Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Indiana Fund on the Closing Date.

9.  BROKERAGE FEES AND EXPENSES.

     (a) The Trust and Federal Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

     (b) The expenses of entering into and carrying out the provisions of this Agreement and Plan shall be borne one-quarter by Indiana Fund, one-quarter by Federal Fund, and one-half by Franklin Advisers, Inc.

10.  TERMINATION; POSTPONEMENT; WAIVER; ORDER.

     (a) Anything contained in this Agreement and Plan to the contrary notwithstanding, this Agreement and Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Indiana Fund) prior to the Closing or the Closing may be postponed as follows:

          (1) by mutual consent of the Trust and Federal Fund;

          (2) by Federal Fund if any condition of its obligations set forth in
     Section 8 has not been fulfilled or waived; or

          (3) by the Trust if any condition of its obligations set forth in
     Section 8 has not been fulfilled or waived.

     An election by the Trust, on behalf of Indiana Fund, or Federal Fund to terminate this Agreement and Plan and to abandon the Plan of Reorganization shall be exercised, respectively, by the Board of Trustees of the Trust or Board of Directors of Federal Fund.

     (b) If the transactions contemplated by this Agreement and Plan have not been consummated by December 31, 1999, the Agreement and Plan shall automatically terminate on that date, unless a later date is agreed to by both Federal Fund and the Trust.

     (c) In the event of termination of this Agreement and Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Trust nor Federal Fund, nor their directors or trustees, officers, agents or shareholders shall have any liability in respect of this Agreement and Plan.

     (d) At any time prior to the Closing, any of the terms or conditions of this Agreement and Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees or Board of Directors, as applicable, if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement and Plan to its shareholders, on behalf of whom such action is taken.

     (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor Federal Fund, nor any of their officers, trustees or directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee or director, agent or shareholder of the Trust or Federal Fund against any liability to the entity for which that officer, trustee or director, agent or shareholder so acts or to its shareholders to which that officer, trustee

                                       A-9



or director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Agreement and Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust or the Board of Directors of the Federal Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement and Plan without further vote or approval of the shareholders of Indiana Fund, unless such terms and conditions shall result in a change in the method of computing the number of Federal Fund Shares to be issued to Indiana Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Indiana Fund prior to the meeting at which the transactions contemplated by this Agreement and Plan shall have been approved, this Agreement and Plan shall not be consummated and shall terminate unless Indiana Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  ENTIRE AGREEMENT AND AMENDMENTS.

     This Agreement and Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement and Plan may be amended only by mutual consent of the parties in writing. Neither this Agreement and Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.  COUNTERPARTS.

     This Agreement and Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.  NOTICES.

     Any notice, report, or demand required or permitted by any provision of this Agreement and Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Federal Tax-Free Income Fund at 777 Mariners Island Boulevard, P. O. Box 7777, San Mateo, CA 94403-7777, Attention: Secretary, or Franklin Tax-Free Trust, at 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo CA 94403-7777,
Attention: Secretary, as the case may be.

14.  GOVERNING LAW.

     This Agreement shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, Franklin Federal Tax-Free Income Fund and Franklin Tax-Free Trust, on behalf of Franklin Indiana Tax-Free Income Fund, have each caused this Agreement and Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                      A-10



                                                       FRANKLIN FEDERAL TAX-FREE
                                                       INCOME FUND
Attest:

/s/ LEIANN NUZUM                                       By: /s/ DEBORAH R. GATZEK
-----------------------------------------------------  -----------------------------------------------------
Assistant Secretary                                    Deborah R. Gatzek
                                                       Vice President and Secretary

                                                       FRANKLIN TAX-FREE TRUST, ON BEHALF OF FRANKLIN
                                                       INDIANA TAX-FREE INCOME FUND

Attest:

/s/ LEIANN NUZUM                                       By: /s/ DEBORAH R. GATZEK
-----------------------------------------------------  -----------------------------------------------------
Assistant Secretary                                    Deborah R. Gatzek
                                                       Vice President and Secretary

                                      A-11



                                                                       167 PROXY


PROSPECTUS

FRANKLIN
FEDERAL TAX-FREE
INCOME FUND

INVESTMENT STRATEGY

TAX-FREE INCOME

SEPTEMBER 1, 1998  AS AMENDED JANUARY 1, 1999

Class A, B & C

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated September 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FRANKLIN FEDERAL
TAX-FREE INCOME FUND

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


TABLE OF CONTENTS


ABOUT THE FUND
Expense Summary  ...........................................    2
Financial Highlights .......................................    3
How Does the Fund Invest Its Assets?........................    5
What Are the Risks of Investing in the Fund? ...............    8
Who Manages the Fund? ......................................   10
How Taxation Affects the Fund and Its Shareholders .........   13
How Is the Fund Organized? .................................   16

ABOUT YOUR ACCOUNT
How Do I Buy Shares? .......................................   16
May I Exchange Shares for Shares of Another Fund? ..........   24
How Do I Sell Shares? ......................................   27
What Distributions Might I Receive From the Fund? ..........   29
Transaction Procedures and Special Requirements ............   31
Services to Help You Manage Your Account ...................   35
What If I Have Questions About My Account? .................   37

GLOSSARY
Useful Terms and Definitions ...............................   38


FRANKLIN
FEDERAL
TAX-FREE
INCOME FUND


September 1, 1998
as amended January 1, 1999


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777


1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the fund. It is based on the historical expenses of the fund for the fiscal year ended April 30, 1998. The fund's actual expenses may vary.


                                            CLASS  A 1  CLASS B 2  CLASS C 1

A. SHAREHOLDER TRANSACTION EXPENSES3

   Maximum Sales Charge
   (as a percentage of Offering Price)         4.25%      4.00%    1.99%

    Paid at time of purchase4                  4.25%      None     1.00%

    Paid at redemption5                         None      4.00%    0.99%

   Exchange Fee (per transaction)6              None      None     None

B. ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Management Fees                             0.45%      0.45%    0.45%

   Rule 12b-1 Fees7                            0.07%      0.65%    0.65%

   Other Expenses                              0.07%      0.07%    0.07%
                                               -------------------------

   Total Fund Operating Expenses               0.59%      1.17%    1.17%
                                               =========================

C. EXAMPLE

Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in the fund.

                              1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------
CLASS A                        $483 8      $606        $740        $1,132

CLASS B

 Assuming you sold your
 shares  at the end of
 the period                    $519        $672        $844        $1,259 9

 Assuming you stayed
 in the fund                   $119        $372        $644        $1,259 9

CLASS C                        $316 10     $468        $737        $1,506


THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended April 30, 1998. The Rule 12b-1 fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
4. There is no front-end sales charge if you invest $1 million or more in Class A shares. Although Class B and C have a lower front-end sales charge than Class A, their Rule 12b-1 fees are higher. Over time you may pay more for Class B and C shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
5. A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more if you sell the shares within one year and to any Class C purchase if you sell the shares within 18 months. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase if you sell the shares within six years. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage for Class C is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
6. There is a $5 fee for exchanges by Market Timers.
7. These fees may not exceed 0.10% for Class A and 0.65% for Class B and C. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.
8. Assumes a Contingent Deferred Sales Charge will not apply.
9. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
10. For the same Class C investment, you would pay projected expenses of $218 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


FINANCIAL HIGHLIGHTS


This table summarizes the fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the fund's independent auditor. The audit report covering each of the most recent five years appears in the fund's Annual Report to Shareholders for the fiscal year ended April 30, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.

                                                       CLASS A

                                                    YEAR ENDED APRIL 30,

                                                    --------------------
                                1998   1997     1996     1995     1994      1993    1992     1991     1990      1989
                               ---------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the year)

Net asset value,
 beginning of year             $11.90  $11.83   $11.73   $11.81   $12.24    $11.68   $11.40   $11.08   $11.33   $10.97
                               ----------------------------------------------------------------------------------------
Income from investment
 operations:

  Net investment income           .69     .71      .74      .75      .77       .80      .82      .83     .84       .85

  Net realized and unrealized
  gains (losses)                  .35     .07      .10     (.05)    (.41)      .58      .30      .34    (.24)      .42
                                --------------------------------------------------------------------------------------

Total from investment
 operations                      1.04     .78      .84      .70      .36      1.38     1.12     1.17     .60      1.27

Less distributions from net
 investment income               (.69)   (.71)    (.74)    (.78)    (.79)     (.82)    (.84)    (.85)   (.85)     (.91)
                                ---------------------------------------------------------------------------------------

Net asset value,
 end of year                   $12.25   $11.90   $11.83   $11.73   $11.81   $12.24   $11.68   $11.40  $11.08    $11.33
                               ========================================================================================

Total return*                   8.92%    6.81%    7.33%    6.21%    2.58%   11.89%    9.90%   10.67%   5.10%    11.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of
 year (millions)                $7,023  $6,905   $7,013   $6,887   $6,804  $6,415    $5,184   $4,353   $3,865   $3,649

Ratios to average net assets:

 Expenses                         .59%    .58%     .57%     .59%     .52%     .51%     .51%    .50%     .50%      .51%

 Net investment income           5.70%   6.00%    6.20%    6.47%    6.27%    6.68%    7.70%   7.34%    7.39%     7.59%

Portfolio turnover rate         14.54%  16.43%   25.10%   19.88%   24.59%   13.30%   14.94%  28.79%   17.83%    16.43%


                                                  CLASS C


                                              YEAR ENDED APRIL 30,
                                               1998  1997  1996

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year           $11.90  $11.82  $11.73**
                                             ========================
Income from investment operations:
  Net investment income                         .63     .66     .68

  Net realized and unrealized gains             .33     .06     .09
                                             ------------------------


Total from investment operations                .96     .72     .77


Less distributions from net investment income  (.62)   (.64)   (.68)
                                             ------------------------

Net asset value, end of year                 $12.24  $11.90  $11.82
                                             ========================

Total return*                                  8.22%   6.28%   6.68%

Ratios/supplemental data
Net assets, end of year (000's)            $135,195 $71,944  $34,110

Ratios to average net assets:
  Expenses                                     1.17%   1.16%   1.15%

  Net investment income                        5.12%   5.42%   5.68%

Portfolio turnover rate                       14.54%  16.43%  25.10%

*TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE, AND IS NOT ANNUALIZED. PRIOR TO MAY 1, 1994, DIVIDENDS FROM NET INVESTMENT INCOME WERE REINVESTED AT THE OFFERING PRICE.
**THE FUND PAID A DIVIDEND TO SHAREHOLDERS OF RECORD ON THE BEGINNING OF BUSINESS, MAY 1, 1995, IN THE AMOUNT OF $0.062 PER SHARE. THE NET ASSET VALUE PER SHARE AT THE BEGINNING OF THE PERIOD INCLUDES THIS DIVIDEND.

HOW DOES THE FUND INVEST ITS ASSETS?

A QUICK LOOK AT THE FUND

GOAL: High current income free from federal income taxes.

STRATEGY: Invests in investment grade municipal securities whose interest is free from federal income taxes.

WHAT IS THE MANAGER'S APPROACH?


The manager tries to select securities that it believes will provide the best balance between risk and return within the fund's range of allowable investments. The manager considers a number of factors, including general market and economic conditions and the credit quality of the issuer, when selecting securities for the fund.

To provide tax-free income to shareholders, the manager typically uses a buy and hold strategy. This means it holds securities in the fund's portfolio for income purposes, rather than trading securities for capital gains. The manager may sell a security at any time, however, when the manager believes doing so could help the fund meet its goal.


While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. The fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

WHO MAY WANT TO INVEST?

The fund may be appropriate for investors in higher tax brackets who seek high current income that is free from federal income taxes.

The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares, they may be worth more or less than what you paid for them. Please consider your investment goals and tolerance for price fluctuations and risk when making your investment decision.

THE FUND IN MORE DETAIL

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is to provide investors with as high a level of interest income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. This goal is fundamental, which means that it may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund tries to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. Municipal securities help the fund meet its investment goal because they generally pay interest free from federal income tax.

- The fund normally invests at least 80% of its total assets in municipal securities that pay interest free from federal income taxes, including the federal alternative minimum tax (this policy is fundamental).

While the fund tries to invest 100% of its assets in tax-free municipal securities, it is possible, although not anticipated, that the fund may have up to 20% of its assets in securities that pay taxable interest. If you are subject to the federal alternative minimum tax, please keep in mind that the fund may also have a portion of its assets in municipal securities that pay interest subject to the federal alternative minimum tax.

QUALITY. All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's and S&P, often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. For example, Fitch and S&P use AAA, AA, A and BBB for their top four long-term ratings, while Moody's uses Aaa, Aa, A and Baa. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described in more detail in the SAI.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that insures the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

The fund only buys investment grade securities or unrated securities that the manager believes are comparable.

MATURITY. Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields.

- The fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

VARIABLE AND FLOATING RATE SECURITIES have interest rates that change either at specific intervals or whenever a benchmark rate changes. While this feature helps to protect against a decline in the security's market price, it also lowers the fund's income when interest rates fall. Of course, the fund's income from its variable rate investments may also increase if interest rates rise.

- The fund may invest in investment grade variable and floating rate securities.

MUNICIPAL LEASE OBLIGATIONS finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

- The fund may invest in municipal lease obligations without limit, if the obligations meet the fund's quality and maturity standards.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When the manager believes unusual or adverse economic, market or other conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under these circumstances, the fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; or (ii) securities issued or guaranteed by the full faith and credit of the U.S. government.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS are those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in any one state or type of project to help spread and reduce the risks of investment. A fund can be either diversified or non-diversified. A non-diversified fund may invest a greater portion of its assets in the securities of one issuer than a diversified fund. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

- The fund is a diversified fund. The fund may, however, invest up to 25% of its assets in the securities of one issuer or in the securities of issuers located in the same state. The fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Like all investments, an investment in the fund involves risks. The risks of the fund are basically the same as those of other investments in municipal securities of similar quality. Because the fund holds many securities, however, it is likely to be less risky than any one, or few, directly held municipal investments.

GENERAL RISK. There is no assurance that the fund will meet its investment goal. The fund's share price, and the value of your investment, may change. Generally, when the value of the fund's investments go down, so does the fund's share price. Similarly, when the value of the fund's investments go up, so does the fund's share price. Since the value of the fund's shares can go up or down, it is possible to lose money by investing in the fund.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. To explain why this is so, assume you hold a municipal security offering a 5% yield. A year later, interest rates are on the rise and comparable securities are offered with a 6% yield. With higher-yielding securities available, you would have trouble selling your 5% security for the price you paid - causing you to lower your asking price. On the other hand, if interest rates were falling and 4% municipal securities were being offered, you would be able to sell your 5% security for more than you paid.

INCOME RISK is the risk that the fund's income will decrease due to falling interest rates. Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price.

MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. At any time, the fund may have a large amount of its assets invested in municipal securities subject to call risk, including escrow-secured or defeased bonds. A call of some or all of these securities may lower the fund's income and its distributions to shareholders.


YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations. The Board also monitors the fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.


INVESTMENT MANAGER. Franklin Advisers, Inc. manages the fund's assets and makes its investment decisions. The manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the manager and its affiliates manage over $208 billion in assets, including more than $50 billion in the municipal securities market. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the fund's portfolio is Sheila Amoroso since 1987, Ben Barber since 1993 and Thomas Kenny since 1987:

Sheila Amoroso
Vice President of Franklin Advisers, Inc.

Ms. Amoroso has been an analyst or portfolio manager for the fund since 1987. She holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

Ben Barber
Portfolio Manager of Franklin Advisers, Inc.

Mr. Barber has been an analyst or portfolio manager for the fund since 1993. He holds a Bachelor of Arts degree in International Relations and Political Science from the University of California at Santa Barbara. Mr. Barber joined the Franklin Templeton Group in 1991. He is a member of several securities industry-related committees and associations.

Thomas Kenny
Executive Vice President of Franklin Advisers, Inc.

Mr. Kenny has been an analyst or portfolio manager for the fund since 1987. He is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

MANAGEMENT FEES. During the fiscal year ended April 30, 1998, management fees totaling 0.45% of the average monthly net assets of the fund were paid to the manager. Total expenses, including fees paid to the manager, were 0.59% for Class A and 1.17% for Class C.

PORTFOLIO TRANSACTIONS. The manager tries to obtain the best execution on all transactions. If the manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with the manager, FT Services provides certain administrative services and facilities for the fund. During the fiscal year ended April 30, 1998, administration fees totaling 0.08% of the average daily net assets of the fund were paid to FT Services. These fees are paid by the manager. They are not a separate expense of the fund. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

THE RULE 12B-1 PLANS

Each class has a separate distribution or "Rule 12b-1" plan under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the fund under the Class A plan may not exceed 0.10% per year of Class A's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class B plan, the fund pays Distributors up to 0.50% per year of Class B's average daily net assets to pay Distributors for providing distribution and related services and bearing certain Class B expenses. All distribution expenses over this amount will be borne by those who have incurred them. Securities Dealers are not eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.15% per year of Class B's average daily net assets under the Class B plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities. Securities Dealers may be eligible to receive this portion of the Rule 12b-1 fees from the date of purchase. After 8 years, Class B shares convert to Class A shares and Securities Dealers may then receive the Rule 12b-1 fees applicable to Class A.

The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

Under the Class C plan, the fund may pay Distributors up to 0.50% per year of Class C's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class C expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class C shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.15% per year of Class C's average daily net assets under the Class C plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.


HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS


                                            -------------------------------------------
TAXATION OF THE FUND'S INVESTMENTS. The
fund invests your money in the municipal    HOW DOES THE FUND EARN
and other securities described in the       INCOME AND GAINS?
section "How Does the Fund Invest Its
Assets?" Special tax rules may apply when   The fund earns interest and other income
determining the income and gains that the   (the fund's "income") on its investments.
fund earns on its investments. These rules  When the fund sells a security for a
may, in turn, affect the amount of          price that is higher than it paid, it has
distributions that the fund pays to you.    a gain. When the fund sells a security
These special tax rules are discussed in    for a price that is lower than it paid,
the SAI.                                    it has a loss. If the fund has held the
                                            security for more than one year, the gain
TAXATION OF THE FUND.  As a regulated       or loss will be a long-term capital gain
investment company, the fund generally      or loss. If the fund has held the
pays no federal income tax on the income    security for one year or less, the gain
and gains that it distributes to you.       or loss will be a short-term capital gain
                                            or loss. The fund's gains and losses are
TAXATION OF SHAREHOLDERS                    netted together, and, if the fund has a
                                            net gain (the fund's "gains"), that gain
DISTRIBUTIONS. Distributions made to you    will generally be distributed to you
from interest income on municipal           -----------------------------------------
securities will be exempt from the regular  WHAT IS A DISTRIBUTION?
federal income tax. Distributions made to
you from other income on temporary          As a shareholder, you will receive your
investments, short-term capital gains, or   share of the fund's income and gains on
ordinary income from the sale of market     its investments. The fund's interest
discount bonds will be taxable to you as    income on municipal securities is paid to
ordinary dividends, whether you receive     you as exempt-interest dividends. The
them in cash or in additional shares.       fund's ordinary income and short-term
Distributions made to you from interest on  capital gains are paid to you as ordinary
certain private activity bonds, while       dividends. The fund's long-term capital
still exempt from the regular federal       gains are paid to you as capital gain
income tax, are a preference item when      distributions. If the fund pays you an
determining your alternative minimum tax.   amount in excess of its income and gains,
                                            this excess will generally be treated as
                                            a non-taxable distribution. These
                                            amounts, taken together, are what we call
                                            the fund's distributions to you.

                                            -------------------------------------------
The fund will send you a statement in January of the current year that reflects the amount of exempt-interest dividends, ordinary dividends, capital gain distributions, interest income that is a tax preference item under the alternative minimum tax and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the fund's distributions will qualify for the corporate dividends-received deduction.

                                            -------------------------------------------
REDEMPTIONS AND EXCHANGES. If you redeem
your shares or if you exchange your shares  WHAT IS A REDEMPTION?
in the fund for shares in another Franklin
Templeton Fund, you will generally have a   A redemption is a sale by you to the fund
gain or loss that the IRS requires you to   of some or all of your shares in the
report on your income tax return. If you    fund. The price per share you receive
exchange fund shares held for 90 days or    when you redeem fund shares may be more
less and pay no sales charge, or a reduced  or less than the price at which you sales charge, for the new shares, all or a  purchased those shares. An exchange of
portion of the sales charge you paid on     shares in the fund for shares of another
the purchase of the shares you exchanged    Franklin Templeton Fund is treated as a
is not included in their cost for purposes  redemption of fund shares and then a of computing gain or loss on the exchange.  purchase of shares of the other fund.
If you hold your shares for six months or   When you redeem or exchange your shares,
less, any loss you have will be disallowed  you will generally have a gain or loss,
to the extent of any exempt-interest        depending upon whether the amount you
dividends paid on your shares. Any such     receive for your shares is more or less
loss not disallowed will be treated as a    than your cost or other basis in the
long-term capital loss to the extent of     shares.
anylong-term capital gain distributions     -------------------------------------------
paid on your shares. All or a portion of any
loss on the redemption or exchange of your
shares will be disallowed by the IR
if you buy other shares in the fund within
30 days before or after your redemption
or exchange.


STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid from the interest earned on the municipal securities of a state, or its political subdivisions, will generally be exempt from that state's personal income taxes.
Dividends paid from interest earned on qualifying U.S. territorial obligations
(including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam)
will also generally be exempt from state personal income taxes. Investments in municipal securities of other states generally do not qualify for tax-free treatment in that state. Corporate taxpayers subject to state taxes are subject to special rules. The holding of fund shares may also be subject to state and local intangibles taxes. The fund will provide you with information at the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

SOCIAL SECURITY AND RAILROAD RETIREMENT BENEFits. Exempt-interest dividends paid to you, although exempt from the regular federal income tax, are includible in the tax base for determining the taxable portion of your social security or railroad retirement benefits. The IRS requires you to disclose these exempt-interest dividends on your federal income tax return.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, exempt-interest dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the
U.S. and non-U.S. tax consequences of your investment in the fund.

BACKUP WITHHOLDING. When you open an        ------------------------------------------
account, IRS regulations require that you   WHAT IS A BACKUP WITHHOLDING?
provide your taxpayer identification        Backup withholding occurs when the fund
number ("TIN"), certify that it is          is required to withhold and pay over to
correct, and certify that you are not       the IRS 31% of your distributions and
subject to backup withholding under IRS     redemption proceeds. You can avoid backup
rules. If you fail to provide a correct     withholding by providing the fund with
TIN or the proper tax certifications, the   your TIN, and by completing the tax
IRS requires the fund to withhold 31% of    certifications on your shareholder
all the distributions (including ordinary   application that you were asked to sign
dividends and capital gain distributions),  when you opened your account. However, if
and redemption proceeds paid to you. The    the IRS instructs the fund to begin
fund is also required to begin backup       backup withholding, it is required to do
withholding on your account if the IRS      so even if you provided the fund with
instructs the fund to do so. The fund       your TIN and these tax certifications,
reserves the right not to open your         and backup withholding will remain in
account, or, alternatively, to redeem your  place until the fund is instructed by the
shares at the current Net Asset Value,      IRS that it is no longer required.
less any taxes withheld, if you fail to
provide a correct TIN, fail to provide the  -------------------------------------------
proper tax certifications, or the IRS
instructs the fund to begin backup
withholding on your account.



THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. FOR A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS, PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI.

HOW IS THE FUND ORGANIZED?

The fund is an open-end management investment company, commonly called a mutual fund. It was organized as a California corporation in 1982, and is registered with the SEC. The fund offers three classes of shares: Franklin Federal Tax-Free Income Fund - Class A, Franklin Federal Tax-Free Income Fund
- Class B and Franklin Federal Tax-Free Income Fund - Class C. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The fund has cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of Board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.

The fund does not intend to hold annual shareholder meetings. The fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the Board to consider the removal of a Board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by the Board in its discretion.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

   o To open a regular account                 $1,000

   o To open a custodial account
     for a minor (an UGMA/UTMA account)        $  100

   o To open an account with an
     automatic investment plan                 $   50

   o To add to an account                      $   50

   We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed account application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL INVEST YOUR PURCHASE IN CLASS A SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 For an initial investment:

                        Return the application to the fund with your check made payable to the fund.

                        For additional investments:

                           Send a check made payable to the fund. Please include your account number on the check.

------------------------------------------------------------------------------

BY WIRE                 1. Call Shareholder Services or, if that number is
                            busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.


                        2. For an initial investment you must also return
                            your signed account application to the fund.


                        IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your financial representative can help you decide.

   CLASS A*                   Class B*                    Class C*
--------------------------------------------------------------------------------

 o Front-end sales          o  No front-end sales      o  Front-end sales
   charge of 4.25% or          charge                     charge of 1%
   less

o  Contingent Deferred      o  Contingent Deferred     o  Contingent Deferred
   Sales Charge of 1% on       Sales Charge of 4% or      Sales Charge of 1% on
   purchases of $1             less on shares you         shares you sell
   million or more sold        sell within six years      within 18 months
   within one year

o  Lower annual expenses    o  Higher annual           o  Higher annual
   than Class B or C due       expenses than Class A      expenses than Class A
   to lower Rule 12b-1         (same as Class C) due      (same as Class B) due
   fees                        to higher Rule 12b-1       to higher Rule 12b-1
                               fees. Automatic            fees. No conversion
                               conversion to Class A      to Class A shares, so
                               shares after eight         annual expenses do
                               years, reducing future     not decrease
                               annual expenses.

o No maximum purchase       o  Maximum purchase         o Maximum purchase
  amount                       amount of $249,999.        amount of $999,999.
                               We invest any investment   We invest any
                               of $250,000 or more in     investment of $1
                               Class A shares, since      million or more in
                               a reduced front-end        Class A shares, since
                               sales charge is            there is no front-end
                               available and Class        sales charge and
                               A's annual expenses        Class A's annual
                               are lower.                 expenses are lower.

*Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999.


PURCHASE PRICE OF FUND SHARES


For Class A shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class C shares is 1% and, unlike Class A, does not vary based on the size of your purchase. There is no front-end sales charge for Class B shares.


                            TOTAL SALES CHARGE     AMOUNT PAID TO
                             AS A PERCENTAGE OF     DEALER AS A
AMOUNT OF PURCHASE          OFFERING  NET AMOUNT   PERCENTAGE OF
AT OFFERING PRICE           PRICE      INVESTED    OFFERING PRICE
------------------------------------------------------------------
CLASS A

Under $100,000                4.25%     4.44%          4.00%

$100,000 but less than
 $250,000                     3.50%     3.63%          3.25%


$250,000 but less than
 $500,000                     2.50%     2.56%          2.25%

$500,000 but less than
 $1,000,000                   2.00%     2.04%          1.85%


$1,000,000 or more*           None      None           None


CLASS B*                      None      None           None

CLASS C


Under $1,000,000*             1.00%     1.01%          1.00%


*A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. IF YOU DON'T INCLUDE THIS STATEMENT, WE CANNOT GUARANTEE THAT YOU WILL RECEIVE THE SALES CHARGE REDUCTION OR WAIVER.

CUMULATIVE QUANTITY DISCOUNTS - CLASS A ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class A purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - CLASS A ONLY. You may buy Class A shares at a reduced sales charge by completing the Letter of Intent section of the account application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class A shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE ACCOUNT APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - Class A Only. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class A shares only, except for items 1 and 2 which also apply to Class B and C purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class A shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

2. If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares. If you own both Class A and B shares and you later sell your shares, we will sell your Class A shares first, unless otherwise instructed.

    Proceeds immediately placed in a Franklin Bank CD also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

    This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

3.  Dividend or capital gain distributions from a real estate investment trust
    (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

    If you paid a contingent deferred sales charge when you sold your Class A shares from a Templeton Global Strategy Fund, we will credit your account with the amount of the contingent deferred sales charge paid but a new Contingent Deferred Sales Charge will apply.

    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy Class A shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 5. Registered Securities Dealers and their affiliates, for their investment accounts only

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 9.  Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class B and C purchases and certain Class A purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1. Class A purchases of $1 million or more - up to 0.75% of the amount invested.

2.  Class B purchases - up to 3% of the amount invested.

3.  Class C purchases - up to 1% of the purchase price.

4. Class A purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 3 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class A shares, you may exchange into any of our money funds except Franklin Templeton Money Fund. Franklin Templeton Money Fund is the only money fund exchange option available to Class B and C shareholders. Unlike our other money funds, shares of Franklin Templeton Money Fund may not be purchased directly and no drafts (checks) may be written on Franklin Templeton Money Fund accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class B or C shares.


METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 1. Send us signed written instructions

                        2. Include any outstanding share certificates for the
                           shares  you want to exchange

------------------------------------------------------------------------------

BY PHONE                Call Shareholder Services or TeleFACTS(R)

                        - If you do not want the ability to exchange by phone
                          to apply to your account, please let us know.
------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You can exchange shares between most Franklin Templeton Funds, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the front-end sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. The purchase price for determining a Contingent Deferred Sales Charge on exchanged shares will be the price you paid for the original shares.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class A shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class B or C shares for the same class of shares of Franklin Templeton Money Fund, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

o You may only exchange shares within the same class, except as noted below. If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Advisor Class" or "Class Z" shares. Because the fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class A shares of the fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class A shares of the fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 1. Send us signed written instructions. If you would
                           like your redemption proceeds wired to a bank account, your instructions should include:

                           o The name, address and telephone number of the bank where you want the proceeds sent

                           o   Your bank account number

                           o   The Federal Reserve ABA routing number

                           o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                         2. Include any outstanding share certificates for
                            the shares you are selling

                         3. Provide a signature guarantee if required

                         4. Corporate, partnership and trust accounts may
                            need to send additional documents. Accounts under court jurisdiction may have other requirements.

------------------------------------------------------------------------------

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                        Telephone requests will be accepted:

                        o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                        o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                        o Unless the address on your account was changed by phone within the last 15 days

                        - If you do not want the ability to redeem by phone to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

CONTINGENT DEFERRED SALES CHARGE

For Class A purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class A investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class C purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

For Class B shares, there is a Contingent Deferred Sales Charge if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

                              THIS % IS DEDUCTED
IF YOU SELL YOUR CLASS B      FROM YOUR PROCEEDS AS A
SHARES WITHIN THIS MANY       CONTINGENT DEFERRED
YEARS AFTER BUYING THEM       SALES CHARGE
------------------------------------------
1 Year                        4
2 Years                       4
3 Years                       3
4 Years                       3
5 Years                       2
6 Years                       1
7 Years                       0

For each class, we will first redeem any shares in your account that are not subject to a Contingent Deferred Sales Charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o   Account fees

o Redemptions by the fund when an account falls below the minimum required account size

o   Redemptions following the death of the shareholder or beneficial owner

o   Redemptions through a systematic withdrawal plan set up before February
    1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's Net Asset Value depending on the frequency of your plan

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

The fund intends to pay a dividend at least monthly representing its net investment income. Capital gains, if any, may be distributed annually. The amount of this distribution will vary and there is no guarantee the fund will pay dividends. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution. If you invest in the fund shortly before the fund deducts a capital gain distribution from its Net Asset Value, you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.


DISTRIBUTION OPTIONS

You may receive your distributions from the fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may reinvest distributions you receive from the fund in additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Please note that distributions may only be directed to an existing account.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive your distributions from the fund in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class C shareholders who chose to reinvest their distributions in Class A shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class B and C shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

PLEASE INDICATE ON YOUR APPLICATION THE DISTRIBUTION OPTION YOU HAVE CHOSEN, OTHERWISE WE WILL REINVEST YOUR DISTRIBUTIONS IN THE SAME SHARE CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o   Your name,

o   The fund's name,

o   The class of shares,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


JOINT ACCOUNTS. For accounts with more than one registered owner, the fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $100,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT         DOCUMENTS REQUIRED
------------------------------------------------------------------------------

CORPORATION             Corporate Resolution
------------------------------------------------------------------------------
PARTNERSHIP             1. The pages from the partnership agreement that
                           identify the general partners, or

                        2. A certification for a partnership agreement
------------------------------------------------------------------------------
TRUST                   1. The pages from the trust document that identify
                           the trustees, or

                        2. A certification for trust
------------------------------------------------------------------------------
STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

AUTOMATIC PAYROLL DEDUCTION - CLASS A ONLY

You may have money transferred from your paycheck to the fund to buy additional Class A shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.


TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton
   Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS. The code number is 116 for Class A, 316 for Class B and 216 for Class C.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and the manager are also located at this address. You may also contact us by phone at one of the numbers listed below.


                                              HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------

Shareholder Services       1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                          (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services   1-800/527-2020     5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

BOARD - The Board of Directors of the fund

CD - Certificate of deposit

CLASS A , CLASS B AND CLASS C - The fund offers three classes of shares, designated "Class A" , "Class B" and "Class C." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOd - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. The contingency period is six years for Class B shares and 18 months for Class C shares. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your Class A or C shares within the Contingency Period. For Class B, the maximum CDSC is 4% and declines to 0% after six years.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

ELIGIBLE GOVERNMENTAL AUTHORity - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products
Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


FRANKLIN FEDERAL TAX-FREE INCOME FUND

Annual Report

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Charles B. Johnson (right),
Chairman of Franklin Federal
Tax-Free Income Fund and
Thomas J. Kenny (left),
Director of Franklin Municipal
Bond Department.

CONTENTS

Shareholder Letter......................................     1

Special Feature:

Q&A with Municipal

Bond Department.........................................     3
Manager's Discussion....................................     8
Performance Summaries
 Class I................................................    11
 Class II...............................................    13
Financial Highlights &
Statement of Investments................................    15
Financial Statements....................................    40
Notes to
Financial Statements....................................    43
Independent
Auditors' Report........................................    45

SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you Franklin Federal Tax-Free Income Fund's annual report for the period ended April 30, 1998.

During the year under review, the U.S. economy continued on its path of moderate growth, modest inflation and relatively stable-to-lower interest rates. Economic growth was solid, as measured by the 1998 first quarter, annualized Gross Domestic Product (GDP) gain of 4.8%. The Consumer Price Index (CPI), a widely used measure of inflation, continued to trend downward. The CPI's annualized increase for March 1998 was a surprisingly low 2.25%, considering the U.S. economy is in its seventh consecutive year of expansion.

After peaking in the second quarter of 1997, interest rates declined due to benign inflation and the presumption that the Asian monetary crises would slow the U.S. economy. The Asian crises also contributed to a flight to quality into U.S. Treasury bonds and U.S. dollar denominated assets. The 30-year Treasury yield ended the reporting period at 5.95%, down from 6.95% on April 30, 1997.1 The yield on the Bond Buyer 40 Index, a representative municipal bond index, declined from 5.89% on April 30, 1997, to 5.39% on April 30, 1998.2 The overall interest rate decline resulted in a strong year for fixed-income securities in 1997, contributing to an increase in the fund's NAV and share price.

The favorable interest rate environment provided attractive opportunities for issuers to refinance existing debt or issue new debt. Municipal supply in the first quarter of 1998 was 70% higher than in the same period of 1997. Looking forward, the recent economic environment should be beneficial for municipalities and municipal bonds. Credit rating upgrades substantially outpaced downgrades from national credit rating agencies during the reporting period.

We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. Municipal bonds continue to be an attractive investment for diversifying a heavily weighted stock portfolio. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund


Thomas J. Kenny
Director
Franklin Municipal Bond Department



Q
&
A

SPECIAL FEATURE:
Q&A WITH FRANKLIN'S
MUNICIPAL BOND DEPARTMENT


Thomas J. Kenny, Director of Franklin Templeton's Municipal Bond Department, and portfolio managers Sheila Amoroso and Bernie Schroer discuss the issues that shaped the recent municipal bond market.

Q: HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET'S RECENT PERFORMANCE?

TOM KENNY: Long-term interest rates trended lower in 1997, and remained in a fairly narrow trading range during the early months of 1998. This lower interest rate environment led to a substantial increase in the supply of municipal bonds coming to market, both for new projects and refinancing purposes. Demand has not kept pace with supply, which, in our opinion, has created some excellent buying opportunities.


Q: RECENTLY, THERE HAS BEEN A LOT OF DISCUSSION ABOUT THE ASIAN MARKET VOLATILITY. DO YOU THINK THE PROBLEMS THERE WILL HAVE ANY IMPACT ON THE U.S. BOND MARKET THIS YEAR?

BERNIE SCHROER: The decline in Asia's currency and equity markets may help the U.S. bond market. In 1997, we experienced a strong U.S. economy, which normally would have pressured the Federal Reserve (the Fed) to raise interest rates, causing bond prices to fall. Instead, the Fed left interest rates alone, probably in part due to the Asian turmoil and the dampening effect it could have on U.S. economic growth this year.

Q: HAVE THE RECENT TAX LAW CHANGES HAD ANY IMPACT ON THE MUNICIPAL BOND MARKET?

SHEILA AMOROSO: Changes in the tax law did not alter the tax advantages of municipal bonds. Municipals still distribute income free from regular federal, and in many cases, state income taxes.*

Q: WHAT ROLE CAN MUNICIPAL BONDS PLAY IN A DIVERSIFIED PORTFOLIO?

SHEILA: After three years of healthy returns due to historic stock market gains, individuals have seen an increase in the percentage of equities in their portfolios. As a result, many investors are beginning to re-examine asset allocation. Municipal bonds generally enjoy low volatility while providing tax-free income, which can offset some of the risks associated with investing in a portfolio composed mainly of stocks. The chart on page 6 shows how adding municipal bonds in different proportions to a stock portfolio has historically lowered volatility in providing solid after-tax returns. In short, prudent investors may be able to reduce their risk, and maintain their potential for competitive return, by including municipal bonds in their portfolios.


*For investors subject to regular federal or state alternative minimum tax, all or a portion of municipal bond interest and municipal bond fund dividends may be subject to such tax, depending on the source. Fund distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

"Franklin tax-free income funds can help investors diversify a heavily weighted stock portfolio, while providing a convenient and effective way to participate in the municipal bond market."

BERNIE: Municipal bonds remain a strong investment for investors looking for tax-free income. Franklin tax-free income funds can help investors diversify a heavily weighted stock portfolio, while providing a convenient and effective way to participate in the municipal bond market.

Q: LOOKING AHEAD, WHAT DO YOU THINK MIGHT AFFECT THE MUNICIPAL BOND MARKET AND THE FRANKLIN TAX-FREE INCOME FUNDS?

TOM: Municipal bonds generally share the same trends as U.S. government securities, such as Treasury bonds. These securities are sensitive to a variety of factors that affect interest rates in general, including the Federal Reserve's monetary policy. During most of 1997, the Fed was biased toward raising interest rates in order to stave off inflationary pressures as the economy continued its solid growth. However, toward the end of the year and into 1998, the Fed appears to have adopted a more neutral stance for a couple of reasons. First, although the economy is experiencing moderate growth, inflation remains subdued. Also, the potential still exists for the Asian crisis to slow the U.S. economy.

Regardless of changing market conditions, our focus will remain on providing shareholders with high current income free from regular federal, and depending on the fund, state income taxes.* Franklin has become the nation's largest tax-free fund manager**, in part by adhering to a consistent, disciplined investment philosophy, which historically has proved successful in both strong and weak bond markets. Of course, past performance is no guarantee of future results.

*For investors subject to regular federal or state alternative minimum tax, all or a portion of municipal bond interest and municipal bond fund dividends may be subject to such tax, depending on the source. Fund distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
**Source: Strategic Insight, 11/97.


MANAGER'S DISCUSSION

YOUR FUND'S OBJECTIVE: FRANKLIN FEDERAL TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A NATIONALLY DIVERSIFIED PORTFOLIO CONSISTING OF MUNICIPAL SECURITIES.1

When investing in the municipal market, we strive to purchase securities offering long-term value. Prospects for value in the market are dynamic and can change daily. In our vigilant search throughout the fund's fiscal year, we found value in two key areas: insured securities and New York securities.


INSURED SECURITIES

Insured municipal bonds are insured against default by insurance companies. An insurance company pledges to make all interest and principal payments when due, if the issuer of the bond defaults on its obligations. Insured bonds usually trade based on the insurer's credit rating rather than the rating of the underlying issuer, since the insurance company is ultimately at risk for the repayment of principal and interest. Some of the major municipal bond insurance firms include MBIA and AMBAC Indemnity Corporation. Because of their lower risk and the cost of insurance protection, insured bonds will pay slightly lower yields. However, insured municipal bonds are generally considered among the safest investments, as reflected in their high credit quality rating.

As individual state economies enjoyed healthy growth, state and local governments witnessed an increase in their revenues. Voter resistance toward higher taxes helped restrain government spending, causing government fiscal positions and credit ratings to strengthen. As credit qualities rose, municipal bond insurance became relatively cheap for state and local governments.
Furthermore, increased competition among the municipal insurance companies contributed to lower insurance costs for issuers. Municipal bond insurance tends to provide the greatest marketability for issuers, because it attracts the widest variety of investors. Approximately 60% of the long-term new issues during the past year have come with insurance, continuing the trend we have experienced during the past few years.2 The fund's exposure to insured securities reflected this trend, increasing from 17.5% of long-term assets on April 30, 1997, to 22.5% at the end of the reporting period.3

The availability of insurance for new issues, as well as secondary securities, contributed to a narrowing of quality spreads in the municipal market. The sustained, low interest-rate environment created greater demand for higher yielding, lower-quality securities. As the supply of these lower-quality securities declined, the demand drove the prices of these securities higher. As a result, insured securities offered attractive yields relative to other sectors of the municipal market.

As illustrated by the chart, 51.2% of the fund's long-term investments were invested in high-grade bonds at the close of the period. High-grade bonds rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's, two national credit rating agencies, generally are considered to carry little credit risk.4 Increasing our emphasis on high-quality bonds can help protect the fund against the risk of issuers defaulting on their interest payments or principal repayments.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

1. These dividends are generally subject to state and local income taxes, if any. For investors subject to federal or state alternate minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 16 of this report.

2. Source: The Bond Buyer.
3. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments. 4. This does not indicate Standard & Poor's or Moody's rating of the fund.

Past performance is not predictive of future results.

NEW YORK SECURITIES

We also found value in New York securities, and at the end of the fund's reporting period our exposure was 17.2% of total market value, up from 14.61% on April 30, 1997. New York is generally one of the largest issuers of municipal bonds, and has been the largest so far in 1998. Due to the large supply of securities, the sector was priced attractively in the market.

Both New York City and New York state enjoyed improved financial positions. In August 1997, Standard and Poor's upgraded the state's credit rating from A- to
A. New York City was recently upgraded by Moody's to a3, and is currently rated A- by Fitch IBCA, and BBB+ by S&P(R).5 These positive factors contributed to New York securities being one of the best performing sectors in the market throughout the year under review.

The chart to the left shows that the fund was invested across a broad range of sectors on April 30, 1998. Also, your fund held investments in all 50 states and Puerto Rico. The fund had its largest holdings in securities issued in New York, Illinois and Texas, as illustrated below.

Going forward, we believe municipal bond supply should moderate during the last half of the year, and demand will remain solid. Most importantly, given the fund's current taxable-equivalent distribution rate, municipals should provide an attractive investment for fixed-income investors.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


PERFORMANCE SUMMARY

CLASS I

Franklin Federal Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 35 cents, from $11.90 on April 30, 1997, to $12.25 on April 30, 1998. During the 12-month reporting period, shareholders received income distributions totaling 68.8 cents ($0.6880) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of April's monthly per-share dividend of 5.6 cents ($0.056) and the maximum offering price of $12.79 on April 30, 1998, your fund's distribution rate was 5.25%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 8.69% from a taxable investment of similar quality to match the fund's tax-free distribution rate.

The chart on page 12 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists of approximately 930 municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Federal Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Your fund's Class I shares' performance exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS I
Periods ended 4/30/98

                                                                        SINCE
                                                                      INCEPTION
                                        1-YEAR     5-YEAR   10-YEAR  (10/17/83)
--------------------------------------------------------------------------------
Cumulative Total Return1                8.92%      36.39%   121.20%     256.80%
Average Annual Total Return2            4.28%       5.49%     7.79%       8.80%
Distribution Rate3                           5.25%
Taxable Equivalent Distribution Rate4        8.69 %
30-Day Standardized Yield5                   4.39%
Taxable Equivalent Yield4                    7.27%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of April's 5.6 cent per share monthly dividend and the maximum offering price of $12.79 on April 30, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

CLASS II

Franklin Federal Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 34 cents, from $11.90 on April 30, 1997, to $12.24 on April 30, 1998. During the 12-month reporting period, shareholders received income distributions totaling 61.92 cents ($0.6192) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of April's monthly per-share dividend of 5.00 cents ($0.0500), plus an annual dividend adjustment of 0.12 cents ($0.0012), and the maximum offering price of $12.36 on April 30, 1998, your fund's distribution rate was 4.86%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 8.05% from a taxable investment of similar quality to match the fund's tax-free distribution rate.

The chart on page 14 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists of approximately 930 municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, nor do they pay commissions to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Federal Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Your fund's Class II shares' performance exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Periods ended 4/30/98

                                                                    SINCE
                                                                  INCEPTION
                                                         1-YEAR    (5/1/95)
-----------------------------------------------------------------------------
Cumulative Total Return1                                 8.22%      22.68%
Average Annual Total Return2                             6.15%       6.69%
Distribution Rate3                            4.86%
Taxable Equivalent Distribution Rate4         8.05%
30-Day Standardized Yield5                    3.95%
Taxable Equivalent Yield4                     6.54%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of April's 5.12 cent per share monthly dividend and the maximum offering price of $12.36 on April 30, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

1. Source: Standard & Poor's(R) Micropal (Federal Reserve H15 Report).
2. Source: Standard & Poor's Micropal (Bond Buyer 40). Index is composed of 40 actively traded municipal bonds and does not represent the performance of any Franklin Templeton fund. Investors cannot invest directly in this unmanaged index.


FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights

                                                                                       Year Ended April 30,
CLASS I                                                                     1998     1997      1996      1995     1994
----------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.................................          $11.90   $11.83    $11.73    $11.81   $12.24
                                                                             --------------------------------------------
Income from investment operations:
 Net investment income.............................................             .69      .71       .74       .75      .77
 Net realized and unrealized gains (losses)........................             .35      .07       .10      (.05)    (.41)
                                                                             ---------------------------------------------
Total from investment operations...................................            1.04      .78       .84       .70      .36
Less distributions from net investment income......................            (.69)    (.71)     (.74)     (.78)    (.79)
                                                                             ---------------------------------------------
Net asset value, end of year.......................................          $12.25   $11.90    $11.83    $11.73   $11.81
                                                                             =============================================

Total return*......................................................            8.92%    6.81%     7.33%     6.21%    2.58%

Ratios/supplemental data
Net assets, end of year (000's)....................................       $7,022,961 $6,905,488 $7,012,601 $6,886,941 $6,804,262
Ratios to average net assets:
 Expenses..........................................................             .59%     .58%      .57%      .59%     .52%
 Net investment income.............................................            5.70%    6.00%     6.20%     6.47%    6.27%
Portfolio turnover rate............................................           14.54%   16.43%    25.10%    19.88%   24.59%


CLASS II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                                           $11.90   $11.82    $11.73**
                                                                   -------------------------------------
Income from investment operations:
 Net investment income                                                          .63      .66       .68
 Net realized and unrealized gains                                              .33      .06       .09
                                                                   -------------------------------------
Total from investment operations                                                .96      .72       .77
Less distributions from net investment income                                  (.62)    (.64)     (.68)
                                                                   -------------------------------------
Net asset value, end of year                                                 $12.24   $11.90    $11.82
                                                                   =====================================

Total return*                                                                  8.22%    6.28%     6.68%

Ratios/supplemental data
Net assets, end of year (000's)                                         $135,195  $71,944   $34,110
Ratios to average net assets:
 Expenses                                                                      1.17%    1.16%     1.15%
 Net investment income                                                         5.12%    5.42%     5.68%
Portfolio turnover rate                                                       14.54%   16.43%    25.10%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**The Fund paid a dividend to shareholders of record on the beginning of business, May 1, 1995 in the amount of $0.062 per share. The net asset value per share at the beginning of period includes this dividend.

                                            See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Statement of Investments, April 30, 1998
                                                                                                PRINCIPAL
                                                                                                  AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.4%
 BONDS 95.3%
 ALABAMA 1.5%
 Alabama HFA, SFMR, Collateralized Home Mortgage, Series D-2, 5.75%, 10/01/23 .............. $ 5,400,000    $ 5,522,094
 Alabama Water Pollution Control Authority, Revolving Fund, Series B,
 Pre-Refunded, 7.75%, 8/15/12 ..............................................................   6,180,000      6,715,126
 Birmingham GO, Street Improvement, Warrants, Pre-Refunded, 8.00%, 7/01/13 .................   5,000,000      5,131,450
 Citronelle IDB, PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Plc., Series
 1982, 8.00%, 12/01/12 .....................................................................   1,000,000      1,088,670
 Courtland IDB, PCR, Refunding, Champion International Corp. Project, 6.15%, 6/01/19........   5,000,000      5,321,250
 Courtland IDBR, Refunding, Champion International Corp., Series A, 7.20%, 12/01/13.........  12,000,000     13,308,840
 Fairfield IDB, Environmental Improvement Revenue, Refunding, USX
 Corp. Projects, 5.45%, 9/01/14 ............................................................   1,445,000      1,443,324
 Jefferson County Sewer Revenue, Warrants, FGIC Insured,
 Refunding, Series A, 5.625%, 2/01/22 ......................................................   4,000,000      4,144,840
 Refunding, Series A, 5.375%, 2/01/27 ......................................................  19,000,000     19,096,900
 Series D, 5.75%, 2/01/22 ..................................................................  15,995,000     16,730,130
 Series D, 5.75%, 2/01/27 ..................................................................  19,715,000     20,621,101
 Montgomery Medical Clinic Board, Health Care Facilities Revenue,
 Refunding, Jackson Hospital
 and Clinic, AMBAC Insured, 6.00%, 3/01/26 .................................................   5,385,000      5,699,861
                                                                                                            -----------
                                                                                                            104,823,586
                                                                                                            -----------
 Alaska 2.0%
 Alaska Industrial Development and Export Authority, Revolving Fund,
 Series A, 7.95%, 4/01/10 ..................................................................   1,775,000      1,902,907
 Alaska State HFC,
 Collateralized Home Mortgage, Series A-1, 6.75%, 12/01/32 .................................   3,560,000      3,781,290
 Refunding, Mortgage, Series A, MBIA Insured, 6.00%, 12/01/15 ..............................   4,565,000      4,804,389
 Refunding, Mortgage, Series A, MBIA Insured, 6.10%, 12/01/37 ..............................  34,000,000     35,759,500
Refunding, Series A, MBIA Insured, 5.875%, 12/01/24.........................................  17,875,000     18,583,565
Refunding, Series A, MBIA Insured, 5.875%, 12/01/30.........................................  11,600,000     11,989,528
 Series A, Pre-Refunded, 6.60%, 12/01/23 ...................................................   8,000,000      8,788,160
Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25....................................  20,530,000     22,056,611
 Anchorage Parking Authority Revenue, Refunding, 5th Avenue Garage Lease Project,
 6.50%, 12/01/02 ...........................................................................   3,360,000      3,584,750
 6.75%, 12/01/08 ...........................................................................   3,500,000      3,751,195
 Valdez Marine Terminal Revenue, Refunding, BP Pipelines, Inc. Project,
 Series A, 5.85%, 8/01/25 ..................................................................  25,000,000     25,634,000
 Series C, 5.65%, 12/01/28 .................................................................     500,000        507,040
                                                                                                                -------
                                                                                                            141,142,935
                                                                                                              ---------
 Arizona .1%
 Tempe IDA, Residential Care Facilities Revenue, Volunteers of
 America Care Facilities, 9.00%, 6/01/18 ...................................................   5,540,000      5,660,440
                                                                                                              ---------
 Arkansas 1.1%
 Arkansas State Development Financing Authority, Driver's License Revenue, State Police Headquarters,
 Wireless Data, FGIC Insured,  5.40%, 6/01/18 ..............................................   4,000,000      4,094,840
 Desha County Residential Housing Facilities Board, SFMR, Refunding, 7.50%, 4/01/11 ........   2,130,000      2,267,832
 Independence County Public Health and Education Facilities Board,
 Capital Revenue, Refunding & Improvement,
  White River Control Project, Pre-Refunded, 8.00%, 6/01/09 ................................   3,115,000      3,309,158
 Jefferson County PCR, Refunding, Arkansas Power and Light Co. Project, 6.30%, 6/01/18 .....   1,465,000      1,571,755
 Pope County PCR, Refunding, Power and Light Co. Project, 6.30%,
 12/01/16...................................................................................   2,600,000      2,760,056
 11/01/20...................................................................................  60,000,000     62,634,600
 University of Central Arkansas, AMBAC Insured,
 Academic Facilities Revenue, Series B, 5.875%, 4/01/16 ....................................     250,000        265,505
 Academic Facilities Revenue, Series B, 6.00%, 4/01/21 .....................................   1,000,000      1,074,890
 Athletic Facilities Revenue, Series C, 6.00%, 4/01/21 .....................................   1,000,000      1,074,890
 Athletic Facilities Revenue, Series C, 6.125%, 4/01/26 ....................................     825,000        882,783
 Refunding, Housing System Revenue, Series A, 6.00%, 4/01/21 ...............................   1,000,000      1,074,890
                                                                                                              ---------
                                                                                                             81,011,199
                                                                                                              ---------

 Bonds (cont.)
 California 6.2%
 Alhambra COP, Clubhouse Facility Project, 11.25%
 1/01/08 ...................................................................................   $ 410,000      $ 420,197
 1/01/09 ...................................................................................     455,000        466,279
 1/01/10 ...................................................................................     500,000        512,350
 Burbank RDA, Refunding, Tax Allocation, Series A, 6.25%, 12/01/24 .........................   5,325,000      5,640,293
 California Health Facilities, Financing Authority Revenue, Refunding, St. Francis Medical Center,
 Series H, AMBAC Insured,  6.30%, 10/01/15 .................................................   2,800,000      3,068,968
 California State Educational Facilities Authority Revenue, 6.00%,
 National University, Connie Lee Insured, 5/01/09 ..........................................   3,580,000      3,872,701
 Pooled College and University Projects, Series B, 12/01/20 ................................   6,025,000      6,310,465
 California State GO,
 6.00%, 5/01/18 ............................................................................     535,000        564,473
 5.90%, 4/01/23 ............................................................................   1,200,000      1,250,256
 FGIC Insured, 6.00%, 5/01/20 ..............................................................     850,000        905,412
 FGIC Insured, Pre-Refunded, 6.00%, 8/01/19 ................................................  11,000,000     12,117,930
 FGIC Insured, Pre-Refunded, 6.00%, 5/01/20 ................................................  11,650,000     12,801,486
 Pre-Refunded, 6.00%, 5/01/18 ..............................................................   6,465,000      7,086,028
 Pre-Refunded, 5.90%, 4/01/23 ..............................................................  10,550,000     11,411,302
 Series 1994, 5.90%, 5/01/08 ...............................................................   3,070,000      3,325,271
 California State GO, Veterans Bonds,
 Series BC, 6.00%, 2/01/10 .................................................................   1,000,000      1,021,500
 Series BD, BE, and BF, 6.55%, 2/01/25 .....................................................  18,745,000     19,155,516
 California State Public Works Board, Lease Revenue, Various University of California Projects,
 Series A, Pre-Refunded, 6.375%, 10/01/14 ..................................................   4,000,000      4,485,200
 10/01/19 ..................................................................................   2,000,000      2,242,600
 California Statewide Communities Development Authority Revenue, COP, Sutter Health Obligation Group,
 MBIA Insured,  6.00%, 8/15/25 .............................................................  14,750,000     15,708,898
 Chino USD, COP, Refunding, FSA Insured, 5.90%, 9/01/15 ....................................   8,250,000      8,727,840
 Coalinga Public Finance Authority Revenue, Series B, 6.25%, 9/15/07 .......................   1,020,000      1,039,574
 Commerce, Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%, 7/01/10 ......   1,000,000      1,189,120
 Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Senior Lien,
 Series A, 6.50%, 1/01/32...................................................................  59,240,000     63,841,171
 Forty-Niner Shops, Inc., Auxiliary Organization, California State Long
Beach Project, 6.875%, 4/01/07..............................................................   1,090,000      1,164,752
 4/01/12 ...................................................................................   1,565,000      1,653,031
 Los Angeles County MTA, Sales Tax Revenue, Refunding, Proposition C-2, Series A,
 Senior Subordinated Lien, AMBAC Insured,  5.00%, 7/01/23 ..................................  10,000,000      9,571,700
 Los Angeles CRDA, Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%, 1/01/27 .....   3,180,000      3,432,269
 Los Angeles Department of Water and Power, Electric Plant Revenue,
 Refunding, 6.40%, 11/01/31 ................................................................  14,925,000     15,852,290
 Refunding, MBIA Insured, 6.00%, 2/01/28 ...................................................   3,000,000      3,149,700
 Second Issue, MBIA Insured, 6.40%, 11/01/31 ...............................................  10,500,000     11,243,190
 Los Angeles GO, Series A, FGIC Insured, 6.20%, 9/01/14 ....................................   8,100,000      8,709,039
 Los Angeles Regional Airport Improvements Corp., Lease Revenue, Refunding,
 Facilities Sub-Lease, International Airport, 6.35%, 11/01/25 ..............................  18,500,000     20,096,365
 United Airlines, Inc. Project, 6.875%, 11/15/12 ...........................................   8,400,000      9,226,308
 Pomona Public Financing Authority Revenue, Series Q, MBIA Insured, 5.90%, 12/01/25 ........   4,000,000      4,221,200
 Sacramento County Airport Systems Revenue, Sub-Series D, MBIA Insured, 6.00%, 7/01/16 .....   6,480,000      6,958,548
 San Bernardino County COP, Medical Center Financing Project, Series A, 5.875%, 8/01/26 ....  33,315,000     34,920,117
 San Francisco City and County RDA Revenue, George Moscone Convention Center, Lease
 Revenue, 6.75%, 7/01/24 ...................................................................   7,080,000      7,909,351
 San Francisco City and County RDA Revenue, Tax Allocation Redevelopment
 Project, 6.50%, 8/01/22 ...................................................................  12,680,000     13,752,474
 San Francisco City and County Sewer Revenue, Series A, FGIC Insured, 5.90%, 10/01/20 ......  10,380,000     10,912,390
 San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
 5.00%, 1/01/33 ............................................................................   5,000,000      4,542,900
 Pre-Refunded, 7.00%, 1/01/30 ..............................................................  16,785,000     18,914,681
 Pre-Refunded, 6.75%, 1/01/32 ..............................................................  10,000,000     11,164,500

 Bonds (cont.)
 California (cont.)
 University of California Revenues,
 Hospital Facilities, U.C. Davis Medical Center, AMBAC Insured, 5.75%, 7/01/24 ............. $25,000,000   $ 26,134,750
 Research Facilities, Series B, Pre-Refunded, 6.55%, 9/01/24 ...............................  26,780,000     29,908,172
 Windsor RDA Revenue, Tax Allocation, Windsor Project, 7.00%, 9/01/24 ......................   2,405,000      2,603,797
                                                                                                              ---------
                                                                                                            443,206,354
                                                                                                              ---------
 Colorado 4.1%
 Colorado HFA, GO, Series A, 7.50%, 5/01/29 ................................................   1,595,000      1,680,460
 Colorado Post-Secondary Educational Facilities Authority Revenue, Refunding & Improvement,
 University of Denver Project,  MBIA Insured, 5.375%, 3/01/18 ..............................   6,000,000      6,084,060
 Denver City and County Airport Revenue,
 Series A, 8.875%, 11/15/12 ................................................................  12,130,000     13,981,523
 Series A, 7.50%, 11/15/23 .................................................................  13,590,000     15,519,916
 Series A, 8.50%, 11/15/23 .................................................................  72,960,000     80,846,246
 Series A, 8.00%, 11/15/25 .................................................................  21,785,000     23,898,924
 Series A, Pre-Refunded, 7.50%, 11/15/12 ...................................................  11,200,000     12,794,992
 Series A, Pre-Refunded, 8.875%, 11/15/12 ..................................................   4,515,000      5,245,888
 Series A, Pre-Refunded, 7.50%, 11/15/23 ...................................................   2,930,000      3,447,936
 Series A, Pre-Refunded, 8.50%, 11/15/23 ...................................................   6,985,000      7,805,877
 Series A, Pre-Refunded, 7.25%, 11/15/25 ...................................................  24,525,000     27,822,632
 Series A, Pre-Refunded, 8.00%, 11/15/25 ...................................................   2,540,000      2,813,997
 Series B, 7.25%, 11/15/23 .................................................................   2,120,000      2,347,730
 Series B, Pre-Refunded, 7.25%, 11/15/23 ...................................................     530,000        597,761
 Series D, 7.75%, 11/15/21 .................................................................   8,950,000      9,970,300
 Series D, 7.00%, 11/15/25 .................................................................   7,835,000      8,380,238
 Series D, Pre-Refunded, 7.75%, 11/15/21 ...................................................   2,510,000      2,824,980
 Series D, Pre-Refunded, 7.00%, 11/15/25 ...................................................   2,175,000      2,357,874
 Denver City and County Special Facilities, Airport Revenue, United Airlines, Inc. Project, Series A,
 6.875%, 10/01/32 ..........................................................................  47,980,000     51,969,057
 Littleton MFR, Rental Housing, Riverpointe Project I, Series 1985, 8.00%, 12/01/22 ........  16,105,000     16,525,179
                                                                                                             ----------
                                                                                                            296,915,570
                                                                                                             ----------
 Delaware
 Delaware State EDA Revenue, Refunding, Water Development, Wilmington,
 Series B, 6.45%, 12/01/07..................................................................   1,160,000      1,327,504
 Delaware State Housing Authority, Refunding, MFMR, Series D, 6.75%, 7/01/06 ...............   2,000,000      2,199,560
                                                                                                              ---------
                                                                                                              3,527,064
                                                                                                              ---------
 District of Columbia .6%

 District of Columbia GO, Series E, MBIA Insured, 6.00%, 6/01/13 ...........................   4,000,000      4,256,040
 District of Columbia HFA, MFHR, FHA Insured,
 Mayfair Mansions Apartments, 8.85%, 2/01/31 ...............................................   6,110,000      6,310,897
 Refunding, Series A, 7.10%, 9/01/12 .......................................................   1,830,000      1,947,578
 Refunding, Series A, 7.15%, 3/01/24 .......................................................   6,575,000      6,968,448
 District of Columbia HFA, SFMR, Refunding, Series B, 5.85%, 12/01/18 ......................   2,830,000      2,904,089
 District of Columbia Hospital Revenue, Washington Hospital Center Corp., Series A,
 Pre-Refunded, 9.00%, 1/01/08 ..............................................................   3,955,000      4,471,009
 District of Columbia Redevelopment Land Agency, Sports Arena, Special Tax
 Revenue, 5.625%, 11/01/10 .................................................................   1,240,000      1,259,456
 District of Columbia Revenue,
 Association of American Medical Colleges, Pre-Refunded, 7.50%, 2/15/20 ....................   5,685,000      6,098,015
 Catholic University of America, 6.45%, 10/01/23 ...........................................   5,265,000      5,726,530
                                                                                                              ---------
                                                                                                             39,942,062
                                                                                                              ---------
 Florida 2.7%
 Bay County Resource Recovery Revenue, Refunding, MBIA Insured, 6.50%, 7/01/07,
 Series A...................................................................................   2,100,000      2,308,299
 Series B...................................................................................  11,020,000     12,113,074
 Broward County Resource Recovery Revenue, Broward Waste Energy Co., L.P.,
 North Project, Series 1984, 7.95%, 12/01/08................................................  40,950,000     44,214,534
 Callaway/Bay County Waste Water Systems Revenue, Series A, FGIC Insured, 6.00%, 9/01/26 ...   1,000,000      1,089,160
 Dunes Community Development District Revenue, Water and Sewer Project,
 Pre-Refunded, 8.25%, 10/01/18 .............................................................   3,800,000      3,942,728
 Florida State Board Of Education, Capital Outlay, Public Education, Refunding,
 Series 1992, 6.40%, 6/01/19 ...............................................................  22,475,000     24,121,519

 Bonds (cont.)
 Florida (cont.)
 Florida State Department of General Services, Division of Facilities Management Revenue, Florida
 Facilities Pool, Pre-Refunded,  8.125%, 9/01/17 ........................................... $ 2,000,000    $ 2,067,360
 Florida State Department of Transportation, Right of Way Acquisition
 and Bridge, 5.375%, 7/01/26................................................................  10,000,000     10,017,100
 Florida State Department of Transportation, Turnpike Revenue, Series A,
 Pre-Refunded, 7.75%, 7/01/09...............................................................   7,125,000      7,571,880
 Lakeland Retirement Community, First Mortgage Revenue, Carpenters Home
 Estate Project, 9.50%, 9/01/06.............................................................   3,600,000      3,642,228
 Manatee County IDR, Manatee Hospital and Health Systems, Inc.,
 Pre-Refunded, 9.25%, 3/01/21...............................................................   6,500,000      7,451,730
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/16 ..............   5,000,000      5,600,450
 Santa Rosa County Health Facilities Authority Revenue, Refunding,
 Gulf Breeze Hospital, Inc., Pre-Refunded, 8.70%, 10/01/14 .................................   2,500,000      2,598,900
 St. Augustine Water and Sewer Revenue, Refunding, Series A, MBIA Insured, 6.20%,
 10/01/00 ..................................................................................     840,000        882,134
 10/01/01 ..................................................................................     890,000        947,636
 10/01/02 ..................................................................................     940,000      1,013,282
 10/01/03 ..................................................................................   1,005,000      1,094,154
 10/01/04 ..................................................................................   1,065,000      1,171,564
 10/01/05 ..................................................................................   1,130,000      1,250,537
 10/01/06 ..................................................................................   1,200,000      1,337,844
 10/01/07 ..................................................................................   1,275,000      1,424,213
 10/01/08 ..................................................................................   1,355,000      1,502,709
 10/01/12 ..................................................................................   6,300,000      6,928,425
 Sunrise Utility Systems Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ................   2,000,000      1,975,380
 Tampa Capital Improvement Program Revenue, Series A, 10/01/18,
 Custodial Receipts, 5.805%.................................................................  37,250,000     37,490,263
 8.25%......................................................................................  11,010,000     11,177,352
                                                                                                             ----------
                                                                                                            194,934,455
                                                                                                             ----------
 Georgia 2.3%
 Burke County Development Authority, PCR, Georgia Power Co., Plant Vogle Project, MBIA Insured,
 Series 1984-1, 6.60%, 7/01/24 ............................................................. 105,000,000    109,490,850
 Series 1984-7, 6.625%, 10/01/24 ...........................................................   8,025,000      8,409,558
 Fulton County Development Authority, Special Facilities Revenue, Refunding,
 Delta Air Lines, Inc. Project,
 6.85%, 11/01/07 ...........................................................................   3,400,000      3,676,012
 6.95%, 11/01/12 ...........................................................................   5,500,000      5,972,835
 Gainsville and Hall County Hospital Authority Revenue Anticipation Certificates, Refunding,
 Northeast Georgia Healthcare Project, MBIA Insured, 6.00%, 10/01/25 .......................   7,975,000      8,456,531
 Georgia Municipal Electric Authority Power Revenue,
 Series B, 6.375%, 1/01/16 .................................................................  14,000,000     14,897,680
 Series EE, 6.40%, 1/01/23 .................................................................   6,325,000      6,904,054
 Georgia State HFA Revenue, Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ...   3,865,000      4,127,279
 Monroe County Development Authority, PCR, Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19    4,300,000      4,468,431
                                                                                                             ----------
                                                                                                            166,403,230
                                                                                                             ----------
 Hawaii 1.1%
 Hawaii State Airports System Revenue,
 FGIC Insured, 7.00%, 7/01/20 ..............................................................   1,000,000      1,087,300
 Second Series, 7.00%, 7/01/07 .............................................................  12,000,000     12,992,160
 Second Series, 6.90%, 7/01/12 .............................................................     500,000        577,285
 Second Series, 7.00%, 7/01/18 .............................................................   2,830,000      3,046,665
 Hawaii State Department of Budget and Finance, Special Purposes Mortgage Revenue,
 Hawaii Electric Light Co. Project, 7.20%, 12/01/14 ........................................     200,000        212,190
 Hawaii Electric Light Co. Project, Series A, 7.35%, 1/01/20 ...............................   1,000,000      1,060,000
 Hawaii Electric Light Co. Project, Series A, MBIA Insured, 5.65%, 10/01/27 ................  20,000,000     20,412,200
 Kaiser Hospital, 6.25%, 3/01/21 ...........................................................     900,000        945,576
 Refunding, Kapiolani Health Care System, 6.00%, 7/01/19 ...................................   2,600,000      2,735,434
 Wahiawa General Hospital Project, 7.50%, 7/01/12 ..........................................   1,000,000      1,112,140
 Hawaii State Department of Budget and Finance, Special Purposes Revenue,
 6.00%, 7/01/11 ............................................................................   1,000,000      1,073,030
 6.20%, 7/01/16 ............................................................................   2,000,000      2,146,280
 6.25%, 7/01/21 ............................................................................   6,250,000      6,726,375
 Bonds (cont.)
 Hawaii (cont.)
 Hawaii State Department of Budget and Finance, Special Purposes Revenue, (cont.)
 Refunding, The Queens Health System, Series A, 5.75%, 7/01/26 ............................. $ 5,800,000    $ 5,961,182
 Hawaii State SFMR,
 HFC, Series A, 7.00%, 7/01/11 .............................................................     230,000        246,631
 HFC, Series A, 7.10%, 7/01/24 .............................................................   3,350,000      3,595,187
 HFC, Series B, 6.90%, 7/01/16 .............................................................     360,000        387,126
 HFC, Series B, 7.00%, 7/01/31 .............................................................  11,880,000     12,792,503
 Housing and Development Corp., Purchase Revenue, Series A, 5.75%, 7/01/30 .................   2,500,000      2,545,125
                                                                                                              ---------
                                                                                                             79,654,389
                                                                                                              ---------
 Idaho .1%
 Idaho Housing Agency, Refunding, Series D-1, 6.45%, 7/01/19 ...............................   2,195,000      2,354,116
 Idaho Housing Agency, SFMR, Senior Bond, Series B-1, FGIC Insured,
 7.85%, 7/01/09 ............................................................................     925,000        960,252
 7.90%, 1/01/21 ............................................................................   1,410,000      1,457,150
 Power County PCR, Refunding, FMC Corp. Project, 5.625%, 10/01/14 ..........................   2,200,000      2,243,494
                                                                                                              ---------
                                                                                                              7,015,012
                                                                                                              ---------
 Illinois 6.2%
 Bryant PCR, Refunding, Central Illinois Light Co. Project, 6.50%,
 Series A, 2/01/18 .........................................................................   7,200,000      7,721,424
 Series C, 1/01/10 .........................................................................   5,000,000      5,400,450
 Chicago Board of Education, Chicago School Reform, MBIA Insured, 6.00%,
 12/01/16...................................................................................   9,700,000     10,389,767
 12/01/26...................................................................................   7,600,000      8,070,288
 Chicago Board of Education, Chicago School Reform, Series A,
 AMBAC Insured, 5.25%, 12/01/30.............................................................   8,830,000      8,574,813
 Chicago COP, AMBAC Insured, 7.75%, 7/15/11 ................................................  20,400,000     24,344,340
 Chicago Gas Supply Revenue, Refunding, The Peoples Gas Light, Series A, 6.10%, 6/01/25 ....  12,000,000     12,710,280
 Chicago-O'Hare International Airport Revenue, Special Facilities,
 American Airlines, Inc. Project, 8.20%, 12/01/24 ..........................................  11,720,000     14,040,677
 United Airlines, Inc. Project, 8.45%, 5/01/07 .............................................   4,300,000      4,664,855
 United Airlines, Inc. Project, 8.50%, 5/01/18 .............................................  12,305,000     13,358,185
 United Airlines, Inc. Project, Series A, 8.40%, 5/01/18 ...................................     450,000        477,887
 United Airlines, Inc. Project, Series C, 8.20%, 5/01/18 ...................................  27,600,000     29,271,456
 Chicago SFMR, Collateralized, Series A, 7.25%, 9/01/28 ....................................   4,000,000      4,545,760
 Cook County, Orland Park School District No. 135, Refunding, FGIC Insured, 5.90%, 12/01/14   10,000,000     10,503,400
 Cook County, Refunding, 11/15/22,
 Capital Improvement, FGIC Insured, 5.875%, ................................................  10,000,000     10,677,600
 Series A, MBIA Insured, 5.625%, ...........................................................  20,000,000     20,589,600
 Cook County School District No. 140, Tinley Park, Refunding, Series A, AMBAC
 Insured, 6.00%, 12/01/15 ..................................................................   8,750,000      9,446,413
 Illinois Development Finance Authority, PCR, Commonwealth Edison Co. Project,
 Series 1991, 7.25%, 6/01/11 ...............................................................   7,500,000      8,103,525
 Refunding, Central Illinois Public Services Co., Series A, 6.375%, 1/01/28 ................  15,200,000     15,996,632
 Refunding, Illinois Power Co. Project, Series A, 7.375%, 7/01/21 ..........................  26,550,000     30,484,445
 Illinois HDA, Homeowner Mortgage, Series A-1, 6.85%, 8/01/17...............................   4,245,000      4,655,237
 Illinois HDA, MF Program, Lawndale Redevelopment Project, 7.10%, 12/01/34 .................  20,000,000     21,859,200
 Refunding, Series A, 7.10%, 7/01/26 .......................................................  12,915,000     13,793,607
 Series 1, 6.625%, 9/01/12 .................................................................  12,000,000     12,801,120
 Series 1, 6.75%, 9/01/21 ..................................................................   7,550,000      8,027,387
 Series C, 7.35%, 7/01/11 ..................................................................   2,265,000      2,384,705
 Illinois HDA, RMR, Series B, 7.25%, 8/01/17 ...............................................   7,065,000      7,495,117
 Illinois Health Facilities Authority Revenue,
 Refunding, Edwards Hospital Project, Pre-Refunded, 7.00%, 2/15/22 .........................   2,000,000      2,209,220
 Refunding, Loyola University Health System, Series A, MBIA Insured, 5.625%, 7/01/18 .......   9,195,000      9,435,725
 Refunding, Northwestern Medical Facility Foundation, MBIA Insured, 5.125%, 11/15/28 .......   7,500,000      7,139,175
 Refunding, Servantcor, Series A, Pre-Refunded, 7.875%, 8/15/19 ............................   1,000,000      1,067,370
 Refunding, Servantcor, Series B, Pre-Refunded, 7.875%, 8/15/19 ............................   3,000,000      3,202,110

 Bonds (cont.)
 Illinois (cont.)
 Illinois Health Facilities Authority Revenue, (cont.)
 Refunding, Westlake Community Hospital, 7.875%, 1/01/13 ................................... $ 6,200,000    $ 6,448,124
 South Suburban Hospital, ETM, 7.00%, 2/15/18 ..............................................   4,200,000      5,030,256
 South Suburban Hospital, Pre-Refunded, 7.00%, 2/15/18 .....................................   2,800,000      3,092,908
 Victory Health Services, Series A, 5.75%, 8/15/27 .........................................   8,015,000      8,132,179
 Illinois State COP, FSA Insured, 6.875%, 7/01/07 ..........................................   2,600,000      2,866,318
 Illinois State Dedicated Tax Revenue, Civic Center, Series A,
 AMBAC Insured, 6.00%, 12/15/15.............................................................   2,950,000      3,013,927
 Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue, McCormick Place
 Expansion Project, Series A, 6.50%,
 6/15/22....................................................................................       5,000          5,447
 6/15/27....................................................................................     555,000        604,140
 FGIC Insured, 6/15/07 .....................................................................       5,000          5,500
 Metropolitan Pier and Exposition Authority, Hospitality Facilities Revenue, McCormick Place
 Convention Center,
 5.75%, 7/01/06 ............................................................................   1,645,000      1,704,269
 6.25%, 7/01/17 ............................................................................   9,500,000     10,147,045
 7.00%, 7/01/26 ............................................................................  12,000,000     14,443,080
 Onterie Center HFC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 7.05%, 7/01/27 ...   4,350,000      4,654,674
 Regional Transportation Authority, Series A, AMBAC Insured, 6.125%, 6/01/22 ...............   3,970,000      4,145,871
 Southwestern Illinois Development Authority,
 Anderson Hospital Project, Series A, 7.00%, 8/15/22 .......................................   6,200,000      6,709,516
 IDR, Spectrulite Consortium, Inc. Project, 6.20%, 2/01/05 .................................   1,825,000      1,959,594
 IDR, Spectrulite Consortium, Inc. Project, 6.625%, 2/01/10 ................................   3,050,000      3,285,033
 Private Activity Revenue, Glenmark Recovery, 8.50%, 8/01/10 ...............................   2,815,000      3,087,042
 Solid Waste Disposal Revenue, LaCede Steel Co., 8.375%, 8/01/08 ...........................   4,985,000      5,498,555
 Solid Waste Disposal Revenue, LaCede Steel Co., 8.50%, 8/01/20 ............................   5,390,000      5,958,214
 Upper River Valley Development Authority, Environmental Facilities Revenue, General Electric Co.
 Project, 5.45%, 2/01/23 ...................................................................   3,600,000      3,561,084
 Will County Exempt Facilities Revenue, Mobil Oil Refining Corp. Project, 6.00%, 2/01/27 ...   7,130,000      7,389,817
                                                                                                            -----------
                                                                                                            445,184,363
                                                                                                            -----------
 Indiana 1.1%
 Carmel Industrial RDA, County Option, Income Tax Lease, Rent Revenue,
 MBIA Insured, 5.25%, 1/01/18...............................................................   1,090,000      1,087,264
 Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize-Products Co.,
 Project A, 8.00%, 12/01/24 ................................................................  17,000,000     19,790,380
 Hammond PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Plc.,
 Series 1982, 8.00%, 11/01/12 ..............................................................   2,355,000      2,557,153
 Indiana Bond Bank, Special Program, Series A, 8.375%, 2/01/18 .............................     585,000        601,737
 Indiana Health Facility Financing Authority, Hospital Revenue, Hancock Memorial
 Hospital Project, Series 1990, Pre-Refunded, 8.30%, 8/15/20 ...............................   3,500,000      3,869,495
 Indiana State Educational Facilities Authority Revenue,
 Manchester College Project, 6.85%, 10/01/18................................................   3,240,000      3,419,626
 Indiana State Housing Financing Authority, SFMR, Refunding, Series A,
 6.75%, 1/01/10 ............................................................................   2,940,000      3,147,593
 6.80%, 1/01/17 ............................................................................  12,835,000     13,739,996
 Indianapolis Local Public Improvement, Series D,
 6.75%, 2/01/20 ............................................................................  13,075,000     14,080,075
 Refunding, 6.50%, 2/01/22 .................................................................   4,625,000      4,632,261
 Jasper County EDR, Georgia Pacific Corp. Project, 5.625%, 12/01/27 ........................   2,500,000      2,487,375
 Muncies Edit Building Corp., First Mortgage, Series A, AMBAC Insured, 6.60%, 12/01/17 .....   2,000,000      2,179,940
 Sullivan PCR, Refunding, Indiana-Michigan Power Co. Project, Series C, 5.95%, 5/01/09......   6,000,000      6,271,500
                                                                                                             77,864,395
 Iowa .2%
 Iowa Financing Authority, SFMR, Series F, 5.70%, 1/01/27 ..................................  10,780,000     11,011,123
                                                                                                             ----------
 Kansas
 Kansas State Development Financial Authority Revenue, Sisters of Charity Leavenworth,
 MBIA Insured, 5.125%, 12/01/18 ............................................................   2,000,000      1,971,160
                                                                                                              ---------
 Kentucky 2.1%
 Ashland PCR, Refunding, Ashland Oil, Inc. Project, 6.65%, 8/01/09 .........................   3,900,000      4,204,395
 Henderson County Solid Waste Disposal Revenue, MacMillan Bloedel Project, 7.00%, 3/01/25 ..  10,000,000     10,892,300
 Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 .......   4,870,000      5,131,422

 Bonds (cont.)
 Kentucky (cont.)
 Kenton County Airport Board Revenue, Special Facilities, Delta Air Lines, Inc.,
 7.80%, 12/01/15 ........................................................................... $20,000,000   $ 21,318,600
 Project A, 7.50%, 2/01/20 .................................................................  10,000,000     11,033,300
 Project A, 7.125%, 2/01/21 ................................................................   9,330,000     10,176,044
 Project B, 7.25%, 2/01/22 .................................................................   3,350,000      3,679,975
 Kentucky Economic Development Financing Authority, Hospital Systems Revenue,
 Refunding & Improvement,  Appalachian Regional Facility,
 5.80%, 10/01/12 ...........................................................................   1,000,000      1,025,890
 5.85%, 10/01/17 ...........................................................................   5,615,000      5,764,921
 Kentucky Housing Corp. Revenue,
 Series A, 6.70%, 7/01/17 ..................................................................     780,000        829,117
 Series B, 6.625%, 7/01/14 .................................................................   4,910,000      5,194,387
 Kentucky State Development Financing Authority, Hospital Revenue,
 Claire Medical Center Project, Pre-Refunded, 7.125%, 9/01/21 ..............................     700,000        771,561
 Kentucky State Property and Buildings Commission Revenue, Project No. 48,
 Pre-Refunded, 8.00%, 8/01/08 ..............................................................   4,500,000      4,633,065
 Mount Sterling Lease Revenue, Kentucky League Cities, Series A,
 6.10%, 3/01/08 ............................................................................  20,375,000     21,752,758
 6.20%, 3/01/18 ............................................................................  11,765,000     12,626,433
 Pendleton County, Multi-County Lease Revenue, Kentucky Association of Counties
 Leasing Trust, Series A, 6.50%, 3/01/19 ...................................................  27,160,000     29,580,771
                                                                                                             ----------
                                                                                                            148,614,939
                                                                                                             ----------
 Louisiana 2.1%
 Bastrop PCR, Refunding, International Paper Co. Project, 6.90%, 3/01/07 ...................   2,000,000      2,176,060
 Calcasieu Parish IDB, PCR, Refunding, Gulf States Utilities Co. Project, 6.75%, 10/01/12 ..  14,285,000     15,244,523
 Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish
 Memorial Hospital Project, Series A, FSA Insured,
 6.375%, 12/01/12 ..........................................................................   4,310,000      4,855,775
 6.50%, 12/01/18 ...........................................................................   5,530,000      6,332,237
 6.65%, 12/01/21 ...........................................................................   3,145,000      3,387,354
 Calcasieu Parish Public Transportation Authority Mortgage Revenue, Refunding,
 Series A, 7.75%, 6/01/12 ..................................................................   3,185,000      3,396,452
 Series B, 6.375%, 11/01/02 ................................................................     305,000        323,559
 Series B, 6.875%, 11/01/12 ................................................................     615,000        658,204
 De Soto Parish Environmental Improvement Revenue, International Paper Co.
 Project, Series A, 7.70%, 11/01/18.........................................................   2,500,000      2,924,625
 East Baton Rouge Mortgage Financing Authority, SFM,
 MBS, Series A, 6.80%, 10/01/28 ............................................................   6,275,000      6,766,835
 Series C, 7.00%, 4/01/32 ..................................................................   2,365,000      2,515,083
 Series D, 7.10%, 4/01/32 ..................................................................   3,560,000      3,781,468
 Lafayette Public Trust Finance Authority, SFMR, Refunding, Series A, 8.50%, 11/15/12 ......   1,442,598      1,511,454
 Louisiana HFA Mortgage Revenue, Refunding,
 7.375%, 9/01/13 ...........................................................................   1,315,000      1,375,779
 SF, Series B-2, 5.75%, 12/01/28 ...........................................................   2,890,000      2,953,985
 Louisiana Office Facility Corp., Capital Facility Bonds, Statewide Lease, 7.75%, 12/01/10 .   3,400,000      3,748,738
 Louisiana Public Facilities Authority Revenue, Refunding, MBIA Insured,
 Alton Ochsner Medical Foundation Project, Series B, 6.50%, 5/15/22 ........................   3,500,000      3,769,290
 Xavier University of Louisiana Project, 5.25%, 9/01/27 ....................................   3,000,000      2,938,200
 New Orleans GO, Refunding, AMBAC Insured,
 6.125%, 10/01/16 ..........................................................................  10,275,000     11,027,438
 6.20%, 10/01/21 ...........................................................................   8,050,000      8,603,357
 Pointe Coupee Parish PCR, Refunding, Gulf States Utilities Co. Project, 6.70%, 3/01/13 ....   2,200,000      2,352,350
 Quachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical
 Center, Pre-Refunded, 7.50%, 7/01/21 ......................................................   4,000,000      4,431,000
bTerrebonne Parish Hospital Service District No. 1, Hospital Revenue, Refunding, Terrebonne
 General Medical Center Project,  5.375%, 4/01/23 ..........................................   2,500,000      2,457,750
 West Feliciana Parish PCR, Gulf Systems Utilities Co. Project,
 7.70%, 12/01/14 ...........................................................................   2,000,000      2,236,040
 7.00%, 11/01/15 ...........................................................................   3,050,000      3,360,643
 8.00%, 12/01/24 ...........................................................................  41,050,000     43,879,577
                                                                                                             ----------
                                                                                                            147,007,776
                                                                                                             ----------
BONDS (CONT.)
 MAINE .9%
 Bucksport Solid Waste Disposal Revenue, Champion International Corp.
 Project, 6.25%, 5/01/10 ................................................................... $ 5,000,000    $ 5,277,650
 Maine Financial Authority, Solid Waste Recycling Facilities Revenue,
 Great Northern Paper Co., Bowater Project, 7.75%, 10/01/22 ................................  29,300,000     32,710,227
 Maine State Health and Higher Education Facilities Authority Revenue,
 FSA Insured, Series B, 7.00%, 7/01/24 .....................................................   2,445,000      2,773,461
 Maine State Housing Authority, Mortgage Purchase,
 Series A-5, 6.20%, 11/15/16 ...............................................................   2,500,000      2,617,100
 Series C, 6.55%, 11/15/12 .................................................................   3,700,000      3,939,501
 Series C, 6.65%, 11/15/24 .................................................................   3,500,000      3,719,415
 Series D, 6.45%, 11/15/07 .................................................................   3,540,000      3,717,142
 Series D, 6.70%, 11/15/15 .................................................................   5,800,000      6,263,942
 Rumford PCR, Refunding, Boise Cascade Corp. Project, 6.625%, 7/01/20 ......................   4,800,000      5,189,424
                                                                                                              ---------
                                                                                                             66,207,862
                                                                                                              ---------
 MARYLAND 2.0%
 Gaithersburg Hospital Facilities Improvement Revenue, Shady Grove Hospital,
 Refunding & Improvement, FSA Insured, 6.00%, 9/01/21 ......................................  10,110,000     10,639,562
 Series A, Pre-Refunded, 8.25%, 9/01/21 ....................................................  43,225,000     49,276,932
 Maryland State Community Development Administration, Department of Housing
 and Community Development,
 MFHR, Mortgage Insured, Series G, 6.55%, 5/15/19 ..........................................   5,595,000      5,917,384
 SF, 7.25%, 4/01/27 ........................................................................     965,000      1,017,129
 Maryland State Health and Higher Educational Facilities Authority Revenue,
 Hartford Memorial Hospital and Fallston General Hospital,  8.50%, 7/01/14 .................   4,900,000      5,003,439
 Montgomery County Housing Opportunity Community, SFMR, Refunding,
 Series B, 6.625%, 7/01/28 .................................................................   6,500,000      6,866,535
 Takoma Park Hospital Facilities Revenue, Refunding, Washington Adventist
 Hospital, Series A, 8.25%, 9/01/21,
 Sub-Series 1, Pre-Refunded.................................................................  34,140,000     38,919,941
 Sub-Series 2...............................................................................  20,125,000     22,489,486
                                                                                                             ----------
                                                                                                            140,130,408
                                                                                                             ----------
 MASSACHUSETTS 2.6%
 Agawam Resource Recovery Revenue, Springfield Resource Recovery Project,
 Series 1986, 8.50%, 12/01/08 ..............................................................  10,340,000     10,572,960
 Massachusetts Health and Educational Facilities Authority Revenue, Notre Dame
 Health Care Center, Series A, 7.875%, 10/01/22 ............................................   2,310,000      2,482,904
 Massachusetts State Consolidated Loan,
 Series A, 7.50%, 6/01/04 ..................................................................   7,500,000      8,622,525
 Series D, Pre-Refunded, 7.00%, 7/01/07.....................................................   1,325,000      1,452,584
 Massachusetts State GO, Refunding, Series B, 6.50%, 8/01/08 ...............................   5,900,000      6,754,733
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Framingham Union Hospital, Series B, Pre-Refunded, 8.50%, 7/01/20 .........................   9,020,000      9,979,457
 Melrose-Wakefield Hospital, Series B, Refunding, ETM, 6.35%, 7/01/06 ......................   1,100,000      1,239,953
 Sisters Providence Health System, Series A, Pre-Refunded, 6.50%, 11/15/08 .................   1,000,000      1,115,010
 Sisters Providence Health System, Series A, Pre-Refunded, 6.625%, 11/15/22 ................  12,050,000     13,484,312
 Massachusetts State HFA, HDA, Series D, FGIC Insured, 6.875%, 11/15/21 ....................   5,250,000      5,657,085
 Massachusetts State HFA, Housing Projects, Refunding, Series A,
 6.30%, 10/01/13 ...........................................................................  25,635,000     27,145,158
 6.375%, 4/01/21 ...........................................................................  24,750,000     26,240,940
 Massachusetts State HFA Revenue, SF, Series 41,
 6.30%, 12/01/14 ...........................................................................   6,250,000      6,690,563
 6.35%, 6/01/17 ............................................................................   5,750,000      6,124,670
 Massachusetts State HFA Revenue, SFMR, Series G, 8.10%, 12/01/14 ..........................   2,410,000      2,462,273
 Massachusetts State Housing Facilities Authority, FGIC Insured,
 Series C, 6.90%, 11/15/21 .................................................................   9,715,000     10,294,791
 Series D, 6.80%, 11/15/12 .................................................................     250,000        271,090
 Massachusetts State Industrial Finance Agency, Health Care Facilities Revenue,
 Jewish Geriatric Services, Inc., Series B,
 5.375%, 5/15/17 ...........................................................................   1,965,000      1,972,251
 5.50%, 5/15/27 ............................................................................   5,000,000      5,527,700
 Massachusetts State Industrial Finance Agency Revenue, D. Youville Senior Care,
 5.65%, 10/01/17 ...........................................................................   2,295,000      2,327,612
 5.70%, 10/01/27 ...........................................................................   7,375,000      7,479,578
 Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project,
 MBIA Insured, 5.75%, 7/01/39 ..............................................................  11,750,000     11,971,840
 Bonds (cont.)
 Massachusetts (cont.)
 Plymouth County COP, Series A, 7.00%,
 4/01/12.................................................................................... $10,000,000   $ 11,076,500
 4/01/22....................................................................................   5,000,000      5,049,300
                                                                                                              ---------
                                                                                                            185,995,789
                                                                                                             ----------
 MICHIGAN 1.6%
 Battle Creek Tax Increment Finance Authority, Pre-Refunded, 7.40%, 5/01/16 ................   2,000,000      2,337,920
 Belding Area Schools, Refunding, FGIC Insured, 6.10%, 5/01/26 .............................   3,805,000      4,077,514
 Climax-Scotts Community Schools, Pre-Refunded, 6.35%, 5/01/23 .............................   2,445,000      2,717,593
 Detroit GO,
 Refunding, Series B, 6.375%, 4/01/06 ......................................................   7,265,000      7,884,632
 Refunding, Series B, 6.25%, 4/01/09 .......................................................     625,000        668,513
 Series A, Pre-Refunded, 6.70%, 4/01/10 ....................................................   4,550,000      5,171,712
 Detroit GO, Self-Insurance, Series A, 5.70%, 5/01/02 ......................................   2,250,000      2,325,983
 Detroit Sewage Disposal Revenue, Series A, MBIA Insured, 5.50%, 7/01/20 ...................  29,200,000     29,684,720
 Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 ......................   4,235,000      4,142,423
 Kalamazoo EDC Revenue, Refunding, Limited Obligation, Friendship Village,
 Series A, 6.25%, 5/15/27 ..................................................................   2,000,000      2,099,120
 Michigan State Building Authority Revenue, Series II, 6.25%, 10/01/20 .....................  15,650,000     16,509,185
 Michigan State HDA, Limited Obligation Revenue, Fraser
 Woods Project, FSA Insured, 6.625%, 9/15/19 ...............................................   2,500,000      2,677,825
 Rental Housing Revenue, Refunding, Series A, 6.60%, 4/01/12 ...............................   5,000,000      5,399,150
 Michigan State HDA, SFMR, Series A,
 6.45%, 12/01/14 ...........................................................................   2,000,000      2,139,540
 6.875%, 6/01/23 ...........................................................................   2,870,000      3,052,676
 Michigan State HFA Revenue, Presbyterian Villages Obligation Group,
 5.30%, 1/01/99 ............................................................................     200,000        201,048
 5.40%, 1/01/00 ............................................................................     310,000        313,838
 5.70%, 1/01/01 ............................................................................     310,000        316,005
 5.80%, 1/01/02 ............................................................................     355,000        364,234
 5.90%, 1/01/03 ............................................................................     325,000        336,170
 6.00%, 1/01/04 ............................................................................     390,000        405,857
 6.375%, 1/01/15 ...........................................................................     275,000        295,559
 6.40%, 1/01/15 ............................................................................   1,000,000      1,058,180
 6.50%, 1/01/25 ............................................................................   3,500,000      3,702,720
 Michigan State HFA Revenue, Refunding, Series A,
 Henry Ford Health, 5.25%, 11/15/25 ........................................................   5,000,000      4,858,150
 Hospital Genesys Regional Medical, 5.50%, 10/01/18 ........................................   4,500,000      4,427,685
 Hospital Genesys Regional Medical, 5.50%, 10/01/27 ........................................   5,000,000      4,866,900
                                                                                                              ---------
                                                                                                            112,034,852
                                                                                                              ---------
 MINNESOTA 2.1%
 Cloquet PCR, Refunding, Potlach Corp. Projects, 5.90%, 10/01/26............................   9,100,000      9,509,591
 Dakota County Housing, RDA, Limited Annual Appropriation Tax and Revenue,
 Development Housing Facilities Project,
 7.25%, 1/01/99 ............................................................................     600,000        604,644
 7.25%, 1/01/00 ............................................................................     645,000        656,333
 7.25%, 1/01/01 ............................................................................     695,000        712,361
 7.50%, 1/01/06 ............................................................................   3,930,000      4,066,096
 8.00%, 1/01/07 ............................................................................   2,140,000      2,199,342
 International Falls PCR, Refunding, Boise Cascade Corp. Project, 5.65%, 12/01/22 ..........   3,500,000      3,532,375
 Minneapolis CDA and St. Paul Housing RDA, Homeownership Mortgage Revenue,
 Joint Housing Program, FGIC Insured,  9.875%, 12/01/15 ....................................       5,000          5,004
 Minnesota Agricultural and Economic Development Board Revenue, Refunding,
 Health Care System, Fairview Hospital,  Series A, MBIA Insured, 5.75%, 11/15/26 ...........  25,810,000     26,983,065
 Minnesota State HFA, SFM, Series D-1,
 6.45%, 7/01/11 ............................................................................   3,505,000      3,746,495
 6.50%, 1/01/17 ............................................................................   1,380,000      1,467,865

 BONDS (CONT.)
 MINNESOTA (CONT.)
 Minnesota State Higher Educational Facilities Authority Revenue, University
 Saint Thomas, Series Four-P,
 5.375%, 4/01/18 ...........................................................................   $ 525,000      $ 525,567
 5.40%, 4/01/23 ............................................................................     580,000        579,176
 Minnetonka MFR, Rental Housing, Ridgepointe Housing Project, Phase II, 8.00%, 5/15/22 .....  11,230,000     11,506,820
 Red Wing Housing, RDA, Jordan Tower II Project, 7.00%, 1/01/19 ............................   1,500,000      1,592,910
bRochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 ......  29,000,000     28,957,370
 Roseville MFR, Rental Housing, Rosepointe No. 1 Project, 8.00%, 10/01/18 ..................  13,785,000     14,144,651
 St. Louis Park EDA, Tax Increment Revenue, Refunding, FGIC Insured,
 Pre-Refunded, 8.40%, 9/01/09 ..............................................................   6,000,000      6,857,580
 St. Paul Port Authority,
 Energy Park, Tax Increment Revenue, Refunding, Pre-Refunded, 8.00%, 12/01/07 ..............   3,500,000      3,652,810
 IDR, Bandana Square, Series C, 7.70%, 12/01/00 ............................................     230,000        228,852
 IDR, Bandana Square, Series C, 7.70%, 12/01/01 ............................................     255,000        252,738
 IDR, Bandana Square, Series C, 7.70%, 12/01/02 ............................................     270,000        268,515
 IDR, Bandana Square, Series C, 7.70%, 12/01/07 ............................................   1,690,000      1,499,368
 IDR, Bandana Square, Series C, 7.80%, 12/01/12 ............................................   3,465,000      2,939,914
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/98 ................................     445,000        445,009
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/99 ................................     480,000        480,326
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/00 ................................     515,000        515,613
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/01 ................................     550,000        550,919
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/02 ................................     595,000        596,255
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/03 ................................     640,000        641,613
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/04 ................................     685,000        686,987
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/05 ................................     740,000        747,430
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/06 ................................     795,000        803,117
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/07 ................................     855,000        863,730
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/08 ................................     915,000        924,342
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ................................     670,000        676,841
 IDR, Refunding, Common Bond Fund, Series C, Fort Road Medical Center, 7.95%, 9/01/01 ......     140,000        138,635
 IDR, Refunding, Common Bond Fund, Series C, Fort Road Medical Center, 7.95%, 9/01/02 ......     155,000        153,982
 IDR, Refunding, Common Bond Fund, Series C, Fort Road Medical Center, 7.95%, 9/01/10 ......   1,705,000      1,485,055
 IDR, Refunding, Common Bond Fund, Series F, Ideal Security Hardware Corp., 8.00%, 12/01/01      105,000        104,041
 IDR, Refunding, Common Bond Fund, Series F, Ideal Security Hardware Corp., 8.00%, 12/01/02      115,000        114,327
 IDR, Refunding, Common Bond Fund, Series F, Ideal Security Hardware Corp., 8.00%, 12/01/12    1,790,000      1,546,256
 Washington County Housing RDA,
 Housing Development Revenue, Orleans Apartments, Project A, 8.25%, 7/01/21 ................   3,000,000      3,072,840
 Housing Development Revenue, Raymie Johnson Apartments, Pre-Refunded, 7.70%, 12/01/19 .....   5,210,000      5,880,058
 Pooled Housing and Redevelopment, 7.20%, 1/01/22 ..........................................   5,885,000      6,294,066
                                                                                                              ---------
                                                                                                            153,210,884
                                                                                                              ---------
 MISSISSIPPI .7%
 Claiborne County PCR, Refunding, Systems Energy Resources, Inc.,
 7.30%, 5/01/25 ............................................................................   5,700,000      6,028,491
 6.20%, 2/01/26 ............................................................................  36,500,000     37,427,100
 Mississippi Home Corp., SFR, Refunding, Senior Series A, FGIC Insured, 9.25%, 3/01/12 .....   1,385,000      1,482,809
 Mississippi State Educational Facilities Authority Revenue, Private Nonprofit
 Institutions of Higher Learning, Tougaloo College Project, Series A, 6.50%, 6/01/18 .......   2,390,000      2,453,741
 47,392,141
 Missouri .3%
 Hazelwood IDA, MFHR, Refunding, Lakes Apartments Project, Series A, 6.10%, 9/20/26 ........   3,000,000      3,116,580
 Missouri State Health and Educational Facilities Authority Revenue,
 Series B, MBIA Insured, 6.25%, 2/15/12 ....................................................   5,000,000      5,336,300
 Sisters of St. Mary's Health Care Project, BIG Insured, Pre-Refunded, 7.75%, 6/01/16 ......   3,750,000      3,835,688
 St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 ......................   6,000,000      6,662,760
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Series A,
 Pre-Refunded 8.625%, 9/15/20 ..............................................................   3,550,000      3,945,754
                                                                                                              ---------
                                                                                                             22,897,082
                                                                                                              ---------
BONDS (CONT.)
 MONTANA .8%
 Forsyth County PCR,
 Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 .................... $10,000,000   $ 10,860,400
 Refunding, The Montana Power Co. Colstrip Project, Series A, 6.125%, 5/01/23 ..............   3,250,000      3,389,458
 Refunding, The Montana Power Co., Series B, AMBAC Insured, 5.90%, 12/01/23 ................   4,225,000      4,492,147
 Refunding, The Montana Power Co., Series B, MBIA Insured, 5.90%, 12/01/23 .................  20,385,000     21,673,944
 Montana State Health Facilities Authority Revenue, Montana Developmental
 Center Project, 6.40%, 6/01/19 ............................................................   2,000,000      2,156,040
 Montana State Health Facilities Authority Revenue, Sisters of Charity Leavenworth,
 MBIA Insured, 5.125%, 12/01/18 ............................................................   5,000,000      4,909,400
 Montana State Housing Board, Refunding, SF Program,
 Series A, 6.50%, 12/01/22 .................................................................   2,835,000      2,986,247
 Series B-1, 6.25%, 12/01/21 ...............................................................   6,720,000      7,111,306
                                                                                                              ---------
                                                                                                             57,578,942
                                                                                                              ---------
 NEBRASKA .2%
 Lancaster County Hospital Authority No. 1, Hospital Revenue, Bryan Memorial Project,
 Series B, MBIA Insured, 5.375%, 6/01/22 ...................................................   6,500,000      6,502,535
 Nebraska Investment Financial Authority, 7.00%, 11/01/09 ..................................   5,885,000      6,003,230
                                                                                                              ---------
                                                                                                             12,505,765
                                                                                                              ---------
 NEVADA 3.4%
 Churchill County Health Care Facilities Revenue, Western Health Network,
 Series A, MBIA Insured, 6.25%, 1/01/14.....................................................   2,000,000      2,158,100
 Clark County Airport System Improvement Revenue, Pre-Refunded, 8.25%, 7/01/15 .............  17,500,000     17,962,525
 Clark County HFC, MFHR, FHA Insured, 7.75%, 7/01/23 .......................................   5,075,000      5,261,100
 Clark County IDR,
 Nevada Power Co. Project, Series A, 5.90% 11/01/32 ........................................   2,600,000      2,626,442
 Refunding, Nevada Power Co. Project, Series B, 5.90%, 10/01/30 ............................  15,000,000     15,134,700
 Refunding, Nevada Power Co. Project, Series C, 7.20%, 10/01/22 ............................  12,500,000     13,780,875
 Southwest Gas Corp., Series A, 7.30%, 9/01/27 .............................................  18,080,000     19,976,230
 Southwest Gas Corp., Series A, 6.50%, 12/01/33 ............................................  10,000,000     10,776,700
 Southwest Gas Corp., Series B, 7.50%, 9/01/32 .............................................  62,470,000     69,244,247
 Humboldt County PCR, Refunding, Sierra Pacific Power Co., Series A,
 AMBAC Insured, 6.30%, 7/01/22 .............................................................   4,500,000      4,802,220
 Nevada Housing Division, Multi-Unit Housing Revenue, Issue B, 6.55%, 10/01/25..............   5,405,000      5,828,644
 Nevada Housing Division, Refunding, Issue C-2, 6.75%, 10/01/26.............................   8,190,000      8,779,926
 Nevada Housing Division, SF Program,
 Issue A, FI/GML, 8.30%, 10/01/19 ..........................................................   2,950,000      3,210,898
 Issue A-2, FI/GML, 8.375%, 10/01/19 .......................................................   2,605,000      2,848,698
 Refunding, Program A-1, 6.25%, 10/01/26 ...................................................   3,870,000      4,086,797
 Nevada State Colorado River, Series 1994, Pre-Refunded, 6.50%, 7/01/24 ....................  15,915,000     17,729,628
 Nevada State Municipal Bond Bank Project No. 40-41-A, ETM, 6.375%, 12/01/17 ...............  10,275,000     11,325,516
 Reno RDA, Tax Allocation,
 Downtown Redevelopment Project, Series C, Pre-Refunded, 7.75%, 9/01/05 ....................   2,695,000      2,951,375
 Downtown Redevelopment Project, Series D, 7.625%, 9/01/16 .................................   4,255,000      4,617,781
 Downtown Redevelopment Project, Series D, Pre-Refunded, 7.625%, 9/01/16....................   4,035,000      4,474,290
 Refunding, Series A, 6.20%, 6/01/18 .......................................................   3,000,000      3,096,630
 Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured, 6.30%, 12/01/14 .   5,000,000      5,378,900
 Washoe County Hospital Facility Revenue, Washoe Medical Center, Inc. Project,
 Series A, AMBAC Insured, 6.25%, 6/01/13 ...................................................   9,295,000     10,126,345
                                                                                                             ----------
                                                                                                            246,178,567
                                                                                                             ----------
 NEW HAMPSHIRE 1.7%
 Nashua Housing Authority, MFR, Refunding, Clocktower Project,
 FGIC Insured, 6.25%, 6/20/33 ..............................................................   6,176,000      6,488,876
 New Hampshire Higher Education and Health Facilities Authority Revenue,
 Kendal at Hanover Project, Pre-Refunded, 8.00%, 10/01/19 ..................................   9,410,000     10,090,155
 New Hampshire Catholic Charities, 5.80%, 8/01/22 ..........................................   1,000,000      1,008,110
 Rivier College, 5.60%, 1/01/28 ............................................................   4,590,000      4,437,658
 St. Joseph Hospital, 7.50%, 1/01/16 .......................................................   2,300,000      2,475,490
 The Hitchcock Clinic, MBIA Insured, 6.00%, 7/01/27 ........................................   4,275,000      4,516,837
 New Hampshire State HFA,
 MFHR, Series 1, 7.10%, 1/01/14 ............................................................   4,920,000      5,204,081
 SF Residential, Series A, 8.50%, 7/01/14 ..................................................   3,515,000      3,627,621

 BONDS (CONT.)
 NEW HAMPSHIRE (CONT.)
 NEW HAMPSHIRE STATE HFA, (CONT.)
 SFMR, Series E, 6.75%, 7/01/19 ............................................................ $ 6,360,000    $ 6,886,099
 SFMR, Series E, 6.80%, 7/01/25 ............................................................   4,755,000      5,147,573
 New Hampshire State IDA, Pollution Control Public Service Co., 5/01/21,
 Project A, 7.65%...........................................................................   6,870,000      7,316,275
 Project B, 7.50%...........................................................................  50,690,000     53,992,454
 Project C, 7.65%...........................................................................   7,450,000      7,933,952
                                                                                                              ---------
                                                                                                            119,125,181
                                                                                                             ----------
 NEW JERSEY .3%
 Mercer County Improvement Authority, Refunding, Solid Waste, 5.75%, 9/15/16 ...............   2,500,000      2,640,850
 New Jersey Health Care Facilities, Financing Authority Revenue,
 Cathedral Health Service, Pre-Refunded, 7.25%, 2/15/21 ....................................   3,975,000      4,349,207
 Community Memorial Hospital Association, Series C, Pre-Refunded, 8.00%, 7/01/14 ...........     900,000        923,733
 Refunding, Cathedral Health Services, MBIA Insured, 5.25%, 8/01/21 ........................   7,865,000      7,812,069
 Zurbrugg Memorial Hospital Issue, Series C, 8.50%, 7/01/12 ................................   4,150,000      4,214,242
                                                                                                              ---------
                                                                                                             19,940,101
                                                                                                             ----------
 NEW MEXICO .9%
 Farmington PCR, Refunding, Public Service Co. of New Mexico, Series A,
 AMBAC Insured, 6.375%, 12/15/22 ...........................................................  10,435,000     11,256,548
 Lordsburg PCR, Refunding, Phelps Dodge Corp. Project, 6.50%, 4/01/13 ......................  17,000,000     18,455,880
 New Mexico State Mortgage Financial Authority, SFM, Refunding, Series A, 6.85%, 7/01/10 ...  13,875,000     14,782,564
 University of New Mexico Revenue, Series 1989, Pre-Refunded, 7.90%, 6/01/19 ...............  17,000,000     18,023,400
                                                                                                             ----------
                                                                                                             62,518,392
                                                                                                             ----------
 NEW YORK 16.8%
 MTA Revenue,
 bCommuter Facilities, Series A, 5.25%, 7/01/28 ............................................   5,000,000      4,809,450
 Commuter Facilities, Series A, FGIC Insured, 6.00%, 7/01/16 ...............................   8,950,000      9,655,260
 Commuter Facilities, Series A, FGIC Insured, 6.00%, 7/01/21 ...............................   9,225,000      9,876,008
 Commuter Facilities, Series A, FGIC Insured, 6.10%, 7/01/26 ...............................  11,050,000     11,916,541
 Commuter Facilities, Series C-1, FGIC Insured, 5.375%, 7/01/27 ............................  10,000,000     10,011,700
 Dedicated Tax Fund, Series A, MBIA Insured, 5.25%, 4/01/26 ................................  11,125,000     10,948,224
 Refunding, Transit Facilities, Series M, 6.00%, 7/01/14 ...................................  18,210,000     18,741,004
 Service Contract, Transit Facilities, Series 6, Pre-Refunded, 7.00%, 7/01/09 ..............   3,000,000      3,293,550
 Transit Facilities, Refunding, Service Contract, Series 8, 5.375%, 7/01/21 ................  15,000,000     14,697,150
 Transit Facilities, Series A, FSA Insured, 6.00%, 7/01/16 .................................   3,630,000      3,913,031
 Transit Facilities, Series A, FSA Insured, 6.10%, 7/01/21 .................................   6,260,000      6,750,909
 Transit Facilities, Series C-1, 5.625%, 7/01/27 ...........................................  10,800,000     10,901,520
 New Rochelle IDA, Civic Facilities Revenue, College of New Rochelle Project,
 6.625%, 7/01/12............................................................................   1,245,000     1,320,447
 New York City GO,
 Refunding, Series B, 6.20%, 8/15/06 .......................................................   1,500,000      1,634,340
 Refunding, Series B, 6.30%, 8/15/08 .......................................................  26,875,000     29,066,925
 Refunding, Series B, 6.375%, 8/15/10 ......................................................  21,740,000     23,542,463
 Refunding, Series E, 5.75%, 2/15/09........................................................   8,500,000      8,867,965
 Refunding, Series F, 6.00%, 8/01/13 .......................................................  14,000,000     15,054,760
 Refunding, Series F, 5.25%, 8/01/15 .......................................................  20,580,000     20,121,683
 Refunding, Series H, 6.25%, 8/01/15 .......................................................  13,035,000     13,881,493
 Refunding, Series H, 6.125%, 8/01/25 ......................................................  65,785,000     70,207,726
 Refunding, Series H, Sub-Series H-1, 6.125%, 8/01/11 ......................................   5,000,000      5,358,500
 Refunding, Series J, 6.00%, 8/01/21 .......................................................  28,260,000     29,524,635
 Series A, 6.125%, 8/01/06 .................................................................  14,500,000     15,636,800
 Series A, 6.20%, 8/01/07 ..................................................................  21,810,000     23,484,790
 Series A, 6.25%, 8/01/08 ..................................................................   4,390,000      4,726,494
Series A, 7.75%, 8/15/13....................................................................     485,000        537,676
 Series A, 7.75%, 8/15/14 ..................................................................     245,000        271,215
 Series A, 6.25%, 8/01/16 ..................................................................   3,280,000      3,489,986
 Series A, 7.75%, 8/15/17 ..................................................................     105,000        115,999

 BONDS (CONT.)
 NEW YORK (CONT.)
 NEW YORK CITY GO, (CONT.)
 Series A, 8.00%, 8/15/20 ..................................................................     $ 5,000        $ 5,574
 Series A, 8.00%, 8/15/21 ..................................................................      15,000         16,650
 Series A, Pre-Refunded, 8.00%, 3/15/12 ....................................................   1,000,000      1,083,030
 Series A, Pre-Refunded, 8.00%, 3/15/13 ....................................................   1,850,000      2,003,606
 Series A, Pre-Refunded, 7.75%, 8/15/13.....................................................   4,325,000      4,846,768
 Series A, Pre-Refunded, 8.00%, 3/15/14 ....................................................  13,400,000     14,512,602
 Series A, Pre-Refunded, 8.00%, 3/15/15 ....................................................   1,115,000      1,207,578
 Series A, Pre-Refunded, 8.00%, 3/15/16 ....................................................   3,000,000      3,249,090
 Series A, Pre-Refunded, 6.25%, 8/01/16 ....................................................   1,720,000      1,863,138
 Series A, Pre-Refunded, 8.00%, 3/15/17 ....................................................  11,660,000     12,628,130
 Series A, Pre-Refunded, 7.75%, 8/15/17 ....................................................   3,180,000      3,558,452
 Series B, 8.00%, 6/01/98...................................................................      15,000         15,043
 Series B, 8.25%, 6/01/02 ..................................................................     205,000        229,122
 Series B, 7.50%, 2/01/04 ..................................................................  10,000,000     11,060,300
 Series B, 8.25%, 6/01/05 ..................................................................   1,000,000      1,202,110
 Series B, 7.50%, 10/01/11 .................................................................     190,000        200,826
 Series B, 7.50%, 10/01/12 .................................................................     630,000        665,627
 Series B, 6.75%, 10/01/15 .................................................................      50,000         54,603
 Series B, 6.75%, 10/01/17 .................................................................   1,300,000      1,411,007
 Series B, 7.00%, 2/01/19 ..................................................................  15,000,000     16,352,550
 Series B, 6.00%, 8/15/26 ..................................................................   2,000,000      2,082,280
 Series B, ETM, 8.00%, 6/01/98..............................................................   1,420,000      1,424,317
 Series B, ETM, 8.00%, 6/01/01 .............................................................   3,000,000      3,320,670
 Series B, Pre-Refunded, 8.25%, 6/01/02 ....................................................   4,295,000      4,841,324
 Series B, Pre-Refunded, 7.50%, 10/01/11 ...................................................   6,810,000      7,233,650
 Series B, Pre-Refunded, 7.50%, 10/01/12 ...................................................  10,355,000     10,999,185
 Series B, Pre-Refunded, 6.75%, 10/01/15 ...................................................   9,250,000     10,225,968
 Series B, Sub-Series B-1, Pre-Refunded, 7.00%, 8/15/16.....................................   3,000,000      3,437,460
 Series B-1, Pre-Refunded, 7.30%, 8/15/11 ..................................................   8,000,000      9,272,960
 Series C, 7.25%, 8/15/24 ..................................................................   3,540,000      3,820,934
 Series C, Pre-Refunded, 7.25%, 8/15/24 ....................................................   1,305,000      1,423,494
 Series C, Sub-Series C-1, 7.00%, 8/01/17 ..................................................     145,000        159,396
 Series C, Sub-Series C-1, 7.00%, 8/01/18 ..................................................   1,705,000      1,874,272
 Series C, Sub-Series C-1, Pre-Refunded, 7.00%, 8/01/17 ....................................   1,785,000      1,988,454
 Series D, 8.00%, 8/01/99 ..................................................................   1,760,000      1,843,442
 Series D, 7.30%, 2/01/01 ..................................................................   2,860,000      3,065,434
 Series D, 8.25%, 8/01/13 ..................................................................     145,000        162,758
 Series D, 8.25%, 8/01/14 ..................................................................      85,000         95,273
 Series D, 7.625%, 2/01/15 .................................................................     700,000        777,693
 Series D, 7.50%, 2/01/16 ..................................................................     255,000        282,407
 Series D, 8.00%, 8/01/16 ..................................................................      50,000         55,703
 Series D, 7.50%, 2/01/17 ..................................................................     865,000        956,093
 Series D, 8.00%, 8/01/17 ..................................................................     100,000        111,374
 Series D, 8.00%, 8/01/18 ..................................................................      50,000         55,687
 Series D, 8.00%, 8/01/19 ..................................................................      30,000         33,412
 Series D, 6.00%, 2/15/25 ..................................................................  31,300,000     32,605,210
 Series D, ETM, 8.00%, 8/01/99 .............................................................     240,000        251,765
 Series D, ETM, 7.30%, 2/01/01 .............................................................   2,140,000      2,304,010
 Series D, Group B, 8.25%, 8/01/11..........................................................     160,000        179,286
 Series D, Group B, 8.25%, 8/01/12 .........................................................     245,000        274,611
 Series D, Pre-Refunded, 8.25%, 8/01/12 ....................................................  10,880,000     12,325,190
 Series D, Pre-Refunded, 8.25%, 8/01/13 ....................................................   7,605,000      8,615,172
 Series D, Pre-Refunded, 8.25%, 8/01/14 ....................................................   4,255,000      4,813,256
 Series D, Pre-Refunded, 7.625%, 2/01/15 ...................................................   8,300,000      9,333,848
 Series D, Pre-Refunded, 7.50%, 2/01/16 ....................................................   4,745,000      5,315,776
 Series D, Pre-Refunded, 7.50%, 2/01/17 ....................................................  11,135,000     12,474,429

BONDS (CONT.)
 NEW YORK (CONT.)
 NEW YORK CITY GO, (CONT.)
 Series E, 6.50%, 12/01/12 .................................................................   $ 135,000      $ 137,248
 Series E, 6.00%, 8/01/26 ..................................................................   3,000,000      3,137,460
 Series E, Pre-Refunded, 6.50%, 12/01/12 ...................................................   2,475,000      2,516,927
 Series F, 8.20%, 11/15/04 .................................................................     835,000        941,346
 Series F, 6.50%, 2/15/07 ..................................................................   4,185,000      4,574,163
 Series F, 6.50%, 2/15/08 ..................................................................   1,220,000      1,339,353
 Series F, 6.60%, 2/15/10 ..................................................................  10,070,000     11,051,523
 Series F, 8.25%, 11/15/15 .................................................................     160,000        180,747
 Series F, 8.25%, 11/15/17 .................................................................     200,000        226,004
 Series F, Pre-Refunded, 8.20%, 11/15/04 ...................................................   4,500,000      5,134,725
 Series F, Pre-Refunded, 6.50%, 2/15/07 ....................................................   3,865,000      4,328,491
 Series F, Pre-Refunded, 6.50%, 2/15/08 ....................................................   6,320,000      7,077,894
 Series F, Pre-Refunded, 6.60%, 2/15/10 ....................................................   5,930,000      6,675,342
 Series F, Pre-Refunded, 8.25%, 11/15/15 ...................................................   1,840,000      2,102,513
 Series F, Pre-Refunded, 8.25%, 11/15/17 ...................................................   2,300,000      2,628,141
 Series G, 6.00%, 10/15/26 .................................................................  15,335,000     16,018,941
 Series H, 7.10%, 2/01/12 ..................................................................     330,000        360,637
 Series H, 7.20%, 2/01/14 ..................................................................   1,040,000      1,140,454
 Series H, 7.00%, 2/01/16 ..................................................................     340,000        370,780
 Series H, Pre-Refunded, 7.10%, 2/01/12 ....................................................   2,670,000      2,949,816
 Series H, Pre-Refunded, 7.20%, 2/01/14 ....................................................   8,960,000      9,929,562
 Series H, Pre-Refunded, 7.00%, 2/01/16 ....................................................   3,660,000      4,031,087
 Series H, Sub-Series H-1, 6.125%, 8/01/09 .................................................  11,750,000     12,540,305
 Series I, 6.25%, 4/15/13 ..................................................................  36,610,000     39,208,578
 Series I, 6.25%, 4/15/27 ..................................................................   7,000,000      7,496,860
 New York City Health and Hospital Authority Local Government Revenue, Series A,
 6.00%, 2/15/07 ............................................................................   5,010,000      5,273,977
 6.30%, 2/15/20 ............................................................................  18,235,000     19,112,104
 New York City IDA, Industrial Development Revenue, Brooklyn Navy Yard Cogeneration Partners,
 5.65%, 10/01/28 ...........................................................................   5,000,000      4,999,650
 5.75%, 10/01/36 ...........................................................................   5,750,000      5,800,428
 New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
 Series A, 7.10%, 6/15/12 ..................................................................   2,455,000      2,680,516
 Series A, 7.00%, 6/15/15 ..................................................................   4,980,000      5,407,931
 Series B, 5.875%, 6/15/26 .................................................................   6,500,000      6,819,540
 Series B, 5.75%, 6/15/29 ..................................................................  15,000,000     15,617,400
 Series B, MBIA Insured, 5.75%, 6/15/26 ....................................................   3,000,000      3,160,620
 Series B, Pre-Refunded, 7.00%, 6/15/19 ....................................................   2,965,000      3,019,941
 New York State Dormitory Authority Lease Revenue, State University Dormitory
 Facilities, 5.50%, 7/01/27 ................................................................   8,915,000      9,016,720
 New York State Dormitory Authority Revenue,
 City University General Resources, Series 2, MBIA Insured, 6.25%, 7/01/19 .................   4,000,000      4,240,080
 City University System Consolidation, Series 1, 5.375%, 7/01/24 ...........................  23,000,000     22,601,870
 City University System Consolidation, Third Issue-1, 5.25%, 7/01/25 .......................  10,000,000      9,608,000
 City University System, Third Generation Resources, Series 2, 6.00%, 7/01/20 ..............  16,860,000     17,601,166
 Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ...............................  18,000,000     19,037,880
 Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ...............................   5,000,000      5,120,550
 Our Lady Nursing Home, FHA Insured, 5.90%, 8/01/20 ........................................   6,750,000      7,077,375
 Refunding, City University System, Third Generation Resources, Series 2, 6.00%, 7/01/26 ...   5,500,000      5,728,690
 Refunding, City University System, Third Generation Resources, Series 2,
 Pre-Refunded, 6.00%, 7/01/26 ..............................................................  14,150,000     15,678,766
 Refunding, State University Educational Facilities, Series B, 7.375%, 5/15/14 .............   4,240,000      4,556,262
 Refunding, State University Educational Facilities, Series B, 7.00%, 5/15/16 ..............   2,000,000      2,129,160
 Saint Barnabas Hospital, 5.35%, 8/01/17 ...................................................   5,500,000      5,533,990
 Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 ......................   5,000,000      4,852,500
 Second Hospital, Interfaith Medical Center, Series D, 5.40%, 2/15/28 ......................   8,000,000      7,814,000
 State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 .....................   5,000,000      5,534,750

 BONDS (CONT.)
 NEW YORK (CONT.)
 New York State Energy Research and Development Authority, Electric Facilities Revenue, Series A,
 Long Island Light, 7.15%, 6/01/20 ......................................................... $17,500,000   $ 19,127,500
 Long Island Light, 7.15%, 2/01/22 .........................................................   1,500,000      1,639,500
 Refunding, Consolidated Edison Co., Inc., 6.10%, 8/15/20 ..................................   8,500,000      9,084,715
 New York State HFA, Refunding, Health Facilities, New York City, Series A, 5.90%, 5/01/05 .  14,070,000     14,877,055
 New York State HFA, Refunding, Housing Project Mortgage, Series A, FSA Insured,
 6.10%, 11/01/15 ...........................................................................   5,475,000      5,798,189
 6.125%, 11/01/20 ..........................................................................   4,230,000      4,471,025
 New York State HFA, Service Contract Revenue,
 Refunding, Series C, 5.875%, 9/15/14 ......................................................   4,675,000      4,828,106
 Refunding, Series C, 6.125%, 3/15/20 ......................................................  25,500,000     26,561,565
 Refunding, Series C, 5.50%, 9/15/22 .......................................................  17,505,000     17,503,600
 Series A, 6.375%, 9/15/14 .................................................................      25,000         26,890
 Series A, 6.375%, 9/15/16 .................................................................   3,785,000      4,048,739
 Series A, Pre-Refunded, 6.375%, 9/15/14 ...................................................   3,130,000      3,507,697
 Series A, Pre-Refunded, 6.50%, 3/15/25 ....................................................  10,000,000     11,384,800
 New York State Medical Care Facilities, Financial Agency Revenue,
 Hospital and Nursing Home, FSA Mortgage Insured, 6.50%, 2/15/34 ...........................   6,980,000      7,494,635
 Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 ..................   7,600,000      8,591,192
 Refunding, Hospital and Nursing Home, FSA Mortgage Insured, 6.40%, 8/15/14 ................  10,800,000     11,824,704
 The Hospital for Special Surgery, Series A, 6.375%, 8/15/24 ...............................  12,500,000     13,513,875
bNew York State Tollway Authority, General Revenue, Series D, 5.375%, 1/01/27 ..............   5,000,000      4,981,450
 New York State Tollway Authority, Service Contract Revenue, Local Highway and Bridge,
 6.25%, 4/01/14 ............................................................................  11,600,000     12,433,112
 5.75%, 4/01/16 ............................................................................  13,200,000     13,601,148
 New York State Urban Development Corp., Correctional Capital Facilities,
 Series 5, 6.10%, 1/01/12...................................................................   7,685,000      8,123,122
 New York State Urban Development Corp. Revenue, Youth Facilities, 6.00%, 4/01/17 ..........  11,720,000     12,332,604
 Warren and Washington Counties IDA Revenue, Refunding, Adirondack Resource
 Recovery Project, Series A, 7.90%, 12/15/07 ...............................................   4,490,000      4,669,465
                                                                                                          -------------
                                                                                                          1,201,107,694
                                                                                                          -------------
 NORTH CAROLINA 2.6%
 Charlotte-Mecklenberg Hospital Authority, Health Care System Revenue,
 5.90%, 1/15/16 ............................................................................   7,010,000      7,428,567
 Pre-Refunded, 5.90%, 1/15/16 ..............................................................   2,890,000      3,171,631
 Series A, 5.875%, 1/15/26 .................................................................   5,000,000      5,226,850
 North Carolina Eastern Municipal Power Agency, Power System Revenue,
 Refunding, Series A, 6.50%, 1/01/17 .......................................................  25,700,000     27,284,919
 Refunding, Series A, 6.50%, 1/01/24 .......................................................   3,250,000      3,284,320
 Refunding, Series B, 6.25%, 1/01/12 .......................................................   6,875,000      7,119,819
 Refunding, Series B, 6.00%, 1/01/22 .......................................................   1,250,000      1,314,988
 Refunding, Series B, 6.25%, 1/01/23 .......................................................  39,030,000     42,395,557
 Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 .........................................   4,000,000      4,315,440
 Refunding, Series B, MBIA Insured, 5.80%, 1/01/16 .........................................  11,175,000     11,811,081
 Refunding, Series B, MBIA Insured, 5.875%, 1/01/21 ........................................  13,325,000     14,052,545
 Series B, 6.00%, 1/01/05 ..................................................................   1,355,000      1,430,799
 Series D, 5.875%, 1/01/13 .................................................................   7,440,000      7,613,873
 Series G, 5.75%, 12/01/16 .................................................................  14,420,000     14,586,407
 North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, Refunding,
 5.75%, 1/01/15 ............................................................................  12,435,000     12,479,144
 Series 1982, 6.25%, 1/01/17 ...............................................................  15,620,000     16,495,501
 Wake County IPC, Financing Authority Revenue, Carolina Power and Light, 6.90%, 4/01/09 ....   5,000,000      5,323,550
                                                                                                              ---------
                                                                                                            185,334,991
                                                                                                              ---------
 NORTH DAKOTA .4%
 Dickinson Health Care Facilities Revenue, BHS Long-Term Care, Inc., 7.625%, 2/15/20 .......   7,750,000      8,177,258
 Ellendale MFHR, Ellendale Manor Apartments Project, 9.75%, 7/01/16 ........................     310,000        310,831

 BONDS (CONT.)
 NORTH DAKOTA (CONT.)
 Mercer County PCR, Basin Electric Power Corp.,
 Second Series, AMBAC Insured, 6.05%, 1/01/19 .............................................. $ 9,130,000    $ 9,835,475
 Series E, 7.00%, 1/01/19 ..................................................................  11,540,000     12,050,299
 Wahpeton MFHR, Evergreen Apartments Project, 9.75%, 7/01/16 ...............................     757,000        759,104
                                                                                                              ---------
                                                                                                             31,132,967
                                                                                                              ---------
 OHIO 1.6%
 Dayton Special Facilities Revenue, Refunding, Emery Air Freight Corp.,
 Emery Worldwide Air, Inc., Series E, 6.05%, 10/01/09 ......................................   4,000,000      4,320,280
 Emery Worldwide Air, Inc., Series F, 6.05%, 10/01/09 ......................................   2,750,000      2,970,193
 bSeries A, 5.625%, 2/01/18 ................................................................   6,000,000      6,120,900
 Franklin County Convention Facilities Authority, Tax and Lease Revenue
 Anticipation Bonds, MBIA Insured, 5.00%, 12/01/27 .........................................   7,500,000      7,165,500
 Franklin County Nursing Home, First Mortgage Revenue, Volunteers of
 America Care Facilities Project, 8.75%, 11/01/18 ..........................................   2,775,000      2,862,218
 Montgomery County Health Systems Revenue,
 Franciscan Facility, Series B-2, 8.10%, 7/01/01 ...........................................   1,800,000      1,916,010
 Franciscan Medical Center-Dayton, 5.50%, 7/01/18 ..........................................   1,995,000      1,973,274
 Refunding, Franciscan at Saint Leonard, 5.50%, 7/01/18 ....................................   3,625,000      3,589,874
 Series B-2, 8.10%, 7/01/18 ................................................................   3,705,000      4,416,323
 Series B-2, Pre-Refunded, 8.10%, 7/01/18 ..................................................   8,295,000     10,364,520
 Montgomery County Hospital Revenue, Refunding, Grandview Hospital and Medical Center,
 5.50%, 12/01/10 ...........................................................................   1,300,000      1,322,217
 5.60%, 12/01/11 ...........................................................................   1,000,000      1,021,310
 5.65%, 12/01/12 ...........................................................................     925,000        947,061
 Ohio HFA, Residential Mortgage Revenue,
 Series A-1, GNMA Secured, 5.40%, 9/01/29 ..................................................   5,870,000      5,825,623
 Series C, 5.75%, 9/01/28 ..................................................................   7,760,000      7,940,886
 Ohio State Air Quality Development Authority Revenue,
 Refunding, Dayton Power and Light Co. Project, 6.10%, 9/01/30 .............................  12,000,000     12,807,000
 Toledo Edison, Series B, 8.00%, 5/15/19 ...................................................   6,325,000      6,769,142
 Ohio State EDR, Good Samaritan Medical Center, Series 1990-3, 7.875%, 12/01/10 ............   1,550,000      1,644,457
 Ohio State Solid Waste Disposal Revenue, USG Corp. Project, 5.65%, 3/01/33 ................   5,330,000      5,329,467
 Ohio State Water Development Authority Revenue, Refunding, Dayton Power,
 Series A, 6.40%, 8/15/27...................................................................   3,250,000      3,506,945
 Ohio State Water Development Facilities Authority, PCR, Toledo Edison,
 Series A, 8.00%, 5/15/19...................................................................  10,000,000     10,702,200
 University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 ....  10,500,000     10,227,000
                                                                                                            -----------
                                                                                                            113,742,400
                                                                                                            -----------
 OKLAHOMA 1.2%
 Canadian County HFA, SFMR, Series A,
 7.70%, 9/01/05 ............................................................................   1,390,000      1,452,550
 7.80%, 9/01/12 ............................................................................   2,905,000      3,041,884
 Oklahoma State Turnpike System Authority, First Senior Revenue,
 7.875%, 1/01/21 ...........................................................................     610,000        636,285
 Pre-Refunded, 7.875%, 1/01/21 .............................................................  19,090,000     19,959,931
 Stillwater Medical Center Authority Revenue,
 Series A, 6.10%, 5/15/09 ..................................................................   3,440,000      3,600,201
 Series B, 6.35%, 5/15/12 ..................................................................   1,235,000      1,310,409
 Series B, 6.50%, 5/15/19 ..................................................................   3,390,000      3,635,538
 Tulsa County Home Financial Authority, Mortgage Revenue, Series D,
 GNMA Insured, 6.95%, 12/01/22 .............................................................     530,000        561,381
 Tulsa County Municipal Airport Revenue, American Airlines, Inc.,
 7.35%, 12/01/11 ...........................................................................   4,000,000      4,454,000
 6.25%, 6/01/20.............................................................................  18,530,000     19,674,228
 7.375%, 12/01/20 ..........................................................................  11,000,000     11,896,940
 Tulsa County Parking Authority, Series B,
 6.90%, 12/01/07 ...........................................................................   3,000,000      3,298,830
 7.00%, 12/01/14 ...........................................................................   5,500,000      5,970,910
 Tulsa Housing Assistance Corp. Revenue, First Lien, Refunding, 6.80%, 7/01/11 .............   2,740,000      2,912,072

 BONDS (CONT.)
 OKLAHOMA (CONT.)
 Tulsa Industrial Authority, Hospital Revenue, St. John Medical Center
 Project, Series A, 6.25%, 2/15/14 ......................................................... $ 2,000,000    $ 2,147,720
 Valley View Hospital Authority Revenue, Refunding, Valley View
 Regional Medical Center, 6.00%, 8/15/14 ...................................................   4,000,000      4,117,040
                                                                                                              ---------
                                                                                                             88,669,919
                                                                                                              ---------
 OREGON .2%
 Oregon State Department of Administrative Services COP, Series A,
 AMBAC Insured, 5.80%, 5/01/24..............................................................   5,000,000      5,291,300
 Oregon State EDR, Georgia Pacific Corp. Project,
 Refunding, Series 183, 5.70%, 12/01/25 ....................................................   3,500,000      3,520,440
 Series CLVII, 6.35%, 8/01/25 ..............................................................   5,500,000      5,790,840
                                                                                                              ---------
                                                                                                             14,602,580
                                                                                                             ----------
 PENNSYLVANIA 3.5%
 Allegheny County Hospital Development Authority Revenue, Refunding, University
 of Pittsburgh Health Center, Series A, MBIA Insured,  5.625%, 4/01/27 .....................   6,550,000      6,707,855
 Allegheny County IDA Revenue, Environmental Improvement, 6.70%, 12/01/20 ..................   5,250,000      5,692,103
 Beaver County IDA, PCR, Ohio Edison Co., Beaver Valley Project, Series A, 7.75%, 9/01/24 ..  14,250,000     15,056,123
 Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding, Series B,
 6.30%, 7/01/08 ............................................................................   9,600,000     10,319,904
 6.375%, 7/01/18 ...........................................................................  10,740,000     11,399,436
 Pre-Refunded, 8.875%, 7/01/18 .............................................................   3,000,000      3,082,890
 Delaware County IDA Revenue, Refunding, Philadelphia Electric,
 Series 1991, 7.375%, 4/01/21 ..............................................................   6,500,000      7,052,500
 Delaware River Port Authority Revenue, Pennsylvania and New Jersey,
 Series 1995, FGIC Insured, 5.50%, 1/01/26 .................................................   5,000,000      5,127,600
 Delaware Valley Regional Finance Authority, Local Government Revenue,
 Series B, AMBAC Insured, 5.60%, 7/01/17 ...................................................   5,000,000      5,315,650
 Lancaster County Solid Waste Management Authority, Resource Recovery
 System Revenue, Series A, Pre-Refunded, 8.50%, 12/15/10 ...................................  22,500,000     23,059,350
 Lehigh County IDA, PCR, Refunding, Pennsylvania Power and Light Co. Project,
 Series A, MBIA Insured, 6.15%, 8/01/29 ....................................................   4,000,000      4,324,480
 Montgomery County Higher Education and Health Authority, Hospital Revenue,
 Pre-Refunded, Jeanes Health System Project,  8.75%, 7/01/20 ...............................   5,500,000      6,106,980
 Pennsylvania EDA, Financing Authority Revenue, Macmillan, L.P. Project, 7.60%, 12/01/20 ...   5,000,000      5,445,650
 Pennsylvania EDA, Financing Resources Recovery Revenue,
 Colver Project, Series D, 7.125%, 12/01/15 ................................................  13,500,000     15,011,190
 Pennsylvania State Financial Authority Revenue, Refunding, Municipal
 Capital Improvements Program, 6.60%, 11/01/09 .............................................  33,280,000     36,450,253
 Pennsylvania State HFA,
 Refunding, Rental Housing, FGIC Insured, 6.40%, 7/01/12 ...................................  10,590,000     11,299,318
 SFM, Series 1991, 7.15%, 4/01/15 ..........................................................   3,635,000      3,851,828
 Pennsylvania State Higher Educational Facilities Authority, College and University Revenues,
 Lycoming College, Pre-Refunded,  8.375%, 10/01/18 .........................................   2,000,000      2,075,680
 Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement,
 Series B, MBIA Insured, 8.00%, 11/01/09 ...................................................   4,445,000      4,656,626
 Philadelphia Gas Works Revenue,
 Series 13, Pre-Refunded, 7.70%, 6/15/21 ...................................................   2,850,000      3,179,090
 Series A, 6.375%, 7/01/26 .................................................................   3,950,000      4,147,026
 Philadelphia GO, Refunding, Series A, 11.50%,
 8/01/98 ...................................................................................   1,545,000      1,570,894
 8/01/99 ...................................................................................   2,400,000      2,595,000
 8/01/00 ...................................................................................   1,000,000      1,140,230
 Philadelphia Hospital and Higher Education Facilities Authority Revenue,
 Albert Einstein Medical Center, 7.50%, 4/01/99 ............................................   3,955,000      4,057,790
 Mortgage, North Philadelphia Health Systems, Series A, FHA Secured, 5.30%, 1/01/18 ........   3,330,000      3,281,782
 Mortgage, North Philadelphia Health Systems, Series A, FHA Secured, 5.35%, 1/01/23 ........   5,780,000      5,686,248
 Mortgage, North Philadelphia Health Systems, Series A, FHA Secured, 5.375%, 1/01/28 .......   3,765,000      3,701,635
 Philadelphia Hospitals and Higher Education Facilities Authority Revenue,
 Temple University Hospital, 5.875%, 11/15/23 ..............................................   5,000,000      5,128,150
 Philadelphia Housing RDA Revenue, Sub-Series 2-B, 8.625%, 8/01/26 .........................   3,690,000      3,741,918
 Philadelphia Municipal Authority, Gas Works Lease Revenue, 7.50%, 5/01/01 .................   1,000,000      1,047,930
 Philadelphia School District, Series B, AMBAC Insured, 5.375%, 4/01/19 ....................   7,000,000      7,016,800
 Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ......................  10,790,000     12,198,095
 South Fork Municipal Authority, Hospital Revenue, Conemaugh Valley Memorial
 Hospital Project, Series A, MBIA Insured,  5.75%, 7/01/26 .................................   5,000,000      5,198,450
 Westmoreland County IDA Revenue, Refunding, Citizens General Hospital Project,
 Series A, 8.25%, 7/01/13 ..................................................................   3,000,000      3,044,670
                                                                                                              ---------
                                                                                                            248,771,124
                                                                                                              ---------
 BONDS (CONT.)
 PUERTO RICO 1.0%
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 7/01/36,
 5.00%...................................................................................... $59,000,000   $ 55,377,990
 5.50%......................................................................................   7,000,000      7,235,900
 Puerto Rico Commonwealth Urban Renewal and Housing Corp., Refunding, 7.875%, 10/01/04 .....   3,200,000      3,413,120
 Puerto Rico Electric Power Authority Revenue, Refunding, Pre-Refunded,
 Series M, 8.00%, 7/01/08...................................................................   2,000,000      2,053,240
 Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 8.25%, 7/01/08 ..............   5,000,000      5,134,600
                                                                                                              ---------
                                                                                                             73,214,850
                                                                                                              ---------
 RHODE ISLAND 1.4%
 Providence Special Obligation Tax Increment, Series A, 7.65%, 6/01/16 .....................   9,900,000     11,124,729
 Rhode Island Clean Water Financial Agency Revenue, Drinking Water Providence,
 Series A, AMBAC Insured, 6.70%, 1/01/15 ...................................................   2,200,000      2,446,312
 Rhode Island Housing and Mortgage Finance Corp., Homeownership Opportunity,
 Series 2, 7.75%, 4/01/22...................................................................   1,895,000      1,981,981
 Series 10-A, 6.50%, 10/01/22 ..............................................................  20,200,000     21,427,958
 Series 10-A, 6.50%, 4/01/27 ...............................................................  13,085,000     13,859,239
 Series 13, 6.70%, 10/01/15 ................................................................   7,400,000      7,986,376
 Series 13, 6.85%, 4/01/27 .................................................................   3,705,000      4,007,328
 Series 15-A, 6.85%, 10/01/24 ..............................................................  15,000,000     16,076,700
 Series 16-A, 6.375%, 10/01/26..............................................................   2,720,000      2,877,787
 Series 17-A, 6.25%, 4/01/17 ...............................................................   2,320,000      2,442,728
 Rhode Island Port Authority and Economic Development Corp., Refunding,
 Shepard Building Project, Series B, AMBAC Insured,
  Pre-Refunded, 6.75%, 6/01/25 .............................................................   3,000,000      3,400,830
 Rhode Island State Health and Educational Building Corp. Revenue,
 Health Facilities, Tockwotton Home, Pre-Refunded, 7.25%, 4/15/17 ..........................   3,000,000      3,351,150
 Roger William Realty, Elmhurst Nursing Home, FHA Insured, 7.50%, 8/01/29 ..................     940,000        978,634
 St. Antoine Residence, 6.70%, 11/15/12 ....................................................   2,320,000      2,515,553
 St. Antoine Residence, 6.75%, 11/15/18 ....................................................   2,750,000      2,973,163
                                                                                                              ---------
                                                                                                             97,450,468
                                                                                                              ---------
 SOUTH CAROLINA 1.1%
 Berkeley County School District COP, Berkeley School Facilities Group, Inc.,
 AMBAC Insured, 6.30%, 2/01/16 .............................................................   1,800,000      1,952,784
 Piedmont Municipal Power Agency, South Carolina Electric Revenue, Refunding,
 6.55%, 1/01/16 ............................................................................  18,115,000     18,154,310
 6.60%, 1/01/21 ............................................................................  25,505,000     25,562,131
 Series A, 5.75%, 1/01/24 ..................................................................   3,150,000      3,149,685
 Series A, AMBAC Insured, 5.75%, 1/01/24 ...................................................   5,050,000      5,051,768
 Richland County PCR, Refunding, Union Camp Corp. Project, Series C, 6.55%, 11/01/20 .......   3,000,000      3,245,550
 South Carolina State Housing, Finance and Development Authority, Mortgage
 Revenue, Series A-2, AMBAC Insured, 5.80%, 7/01/27 ........................................   6,405,000      6,669,078
 South Carolina State Public Service Authority Revenue, Refunding, Series A,
 AMBAC Insured 6.375%, 7/01/21 .............................................................  12,765,000     13,558,728
 Spartanburg County Health Services District, Inc., Hospital Revenue, Series A,
 MBIA Insured, 5.50%, 4/15/27 ..............................................................   3,000,000      3,034,320
                                                                                                              ---------
                                                                                                             80,378,354
                                                                                                              ---------
 SOUTH DAKOTA .4%
 Lawrence County PCR, Refunding, Black Hills Power and Light Co. Project, 6.70%, 6/01/10 ...   5,000,000      5,425,950
 South Dakota State HDA, Homeownership Mortgage,
 Series A, 6.30%, 5/01/17 ..................................................................   4,130,000      4,355,828
 Series A, 7.15%, 5/01/27 ..................................................................  10,580,000     11,165,920
 Series B, 7.10%, 5/01/17 ..................................................................   3,115,000      3,292,088
 Series D, 6.65%, 5/01/14 ..................................................................   3,480,000      3,771,102
 Series G, 7.125%, 5/01/14 .................................................................   3,435,000      3,769,844
                                                                                                              ---------
                                                                                                             31,780,732
                                                                                                              ---------
 TENNESSEE .8%
 Franklin IDB, MFHR, Refunding, Landings Apartment Project, Series
 A, FSA Insured, 6.00%, 10/01/26 ...........................................................   2,000,000      2,091,200
 Hamilton County IDB, MFHR, Patten Towers Apartments, Series A,
 6.125%, 8/01/05 ...........................................................................   2,515,000      2,619,750
 6.30%, 8/01/07 ............................................................................   1,000,000      1,048,370

 BONDS (CONT.)
 TENNESSEE (CONT.)
 Knox County Health, Educational and Housing Facilities Board, MFHR, GNMA Secured,
 East Towne Village Project, 8.20%, 7/01/28 ................................................ $ 4,750,000    $ 4,930,833
 Memphis-Shelby County Airport Authority, Special Facilities and Project
 Revenue, Federal Express Corp.,
 7.875%, 9/01/09 ...........................................................................  14,690,000     16,431,940
 6.75%, 9/01/12 ............................................................................   6,520,000      7,111,234
Metropolitan Government Nashville & Davidson County, Health and Educational
 Board Revenue, Multi Modal Health Facility,
  Asset Guaranty Insurance Co. Insured, 5.50%, 5/01/23 .....................................     995,000      1,002,612
 Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 ..   1,940,000      2,091,572
 Mount Pleasant IDR, PCR, Stauffer Chemical Co. Project, 8.00%, 12/01/12 ...................   1,990,000      2,164,523
 Nashville and Davidson County Revenue, IDB, Refunding & Improvement,
 Osco Treatment, Inc., 6.00%, 5/01/03.......................................................   5,000,000      5,209,350
bShelby County Health Educational and Housing Facility Board Hospital Revenue,
 MBIA Insured, 5.00%, 4/01/18 ..............................................................   5,000,000      4,810,650
 Tennessee HDA, Homeownership Program,
 Series 1992, 6.80%, 7/01/17 ...............................................................   2,360,000      2,502,780
 Series P, 7.70%, 7/01/16 ..................................................................   4,580,000      4,734,438
 Tennessee State Local Development Authority Revenue, Community Provider
 Pooled Loan Program, 6.45%, 10/01/14 ......................................................   2,275,000      2,451,790
                                                                                                              ---------
                                                                                                             59,201,042
                                                                                                              ---------
 TEXAS 6.7%
 Austin Combined Utility System Revenue, Series A, Pre-Refunded, 8.00%, 11/15/16 ...........  18,100,000     19,981,857
 Austin Utility System Revenue, Refunding, FGIC Insured, 6.25%, 5/15/16 ....................  11,310,000     12,259,361
 Bexar County Health Facilities Development Corp. Revenue, FSAInsured,
 Incarnate Word Facility, 6.00%, 11/15/15...................................................   4,500,000      4,806,045
 Refunding, Incarnate Word Health Services, 6.10%, 11/15/23 ................................   8,300,000      8,926,484
 Bexar County HFC, MFHR, Sunpark Apartments Project, 6.875%, 12/01/12 ......................   1,725,000      1,800,745
 Bexar Metropolitan Water District, Water Works Systems Revenue, Refunding,
 MBIA Insured, 5.875%, 5/01/22..............................................................   5,000,000      5,225,250
 Brazos River Authority, Collateralized, PCR, Texas Utilities Electric Co. Project, Series A,
 8.25%, 1/01/19 ............................................................................  15,000,000     15,650,250
 bRefunding, AMBAC Insured, 5.55%, 5/01/33 .................................................  23,965,000     24,027,069
 Brazos River Authority Revenue, Refunding, Houston Industries Inc. Project,
 Series C,  AMBAC Insured, 5.125%, 5/01/19 .................................................  12,000,000     11,765,520
 Dallas-Fort Worth International Airport Facilities, Improvement Corp.
 Revenue, American Airlines, Inc.,
 8.00%, 11/01/24 ...........................................................................  99,000,000    107,863,470
 Refunding, 6.00%, 11/01/14 ................................................................  29,400,000     31,188,990
 El Paso HFC, SFMR, Series A, 8.75%, 10/01/11 ..............................................   4,325,000      4,672,990
 Fort Worth Higher Education Financial Corp., Higher Education Revenue,
 Texas Christian University Project, 5.00%, 3/15/27 ........................................   4,000,000      3,761,520
 Grand Prairie Health Facilities Development Corp., Hospital Revenue,  Refunding,
 Dallas/Ft. Worth Medical Center Project, AMBAC Insured, 6.875%, 11/01/10 ..................   2,700,000      3,066,714
 Gulf Coast Waste Disposal Authority, Environmental Improvement Revenue,
 Refunding, UXS Corp. Projects, 5.50%, 9/01/17 .............................................   3,250,000      3,242,038
 Harris County IDR, Marine Terminal Revenue, Refunding, 6.95%, 2/01/22 .....................  20,250,000     22,010,130
 Harris County Toll Road Revenue, Multiple Mode, Senior Lien, Pre-Refunded, Series D,
 8.25%, 8/15/07 ............................................................................   4,000,000      4,167,480
 8.30%, 8/15/17 ............................................................................   5,000,000      5,210,000
 Houston Water and Sewer System Revenue, Refunding,
 Junior Lien, Series A, MBIA Insured, Pre-Refunded, 6.20%, 12/01/20 ........................  22,500,000     24,854,625
 Series B, 6.375%, 12/01/14 ................................................................  21,000,000     22,447,740
 Joshua ISD, Refunding, Series B, 6.125%, 2/15/26 ..........................................      20,000         20,201
 Lower Neches Valley Authority IDC Revenue, Refunding,
 Mobil Oil Refunding Corp., 5.55%, 3/01/33 .................................................   2,500,000      2,499,775
 Lubbock HFC, SFMR, Refunding, MBS Program, Series A, GNMA Secured, 6.125%, 12/01/17 .......   1,000,000      1,053,380
 Matagorda County Navigation District No. 1, PCR, Collateralized, Refunding,
 Central Power and Light Co. Project, MBIA Insured, 6.10%, 7/01/28 .........................  25,300,000     26,479,233
 Houston Lighting and Power Co., 6.00%, 7/01/28 ............................................  19,200,000     20,013,312
 Houston Lighting and Power Co., Series A, AMBAC Insured, 6.70%, 3/01/27 ...................   5,500,000      5,934,170
 Matagorda County Navigation District No. 1 Revenue, Refunding, Houston
 Industries Inc. Project, Series A, MBIA Insured, 5.25%,
  11/01/29 .................................................................................   7,500,000      7,199,100
 Mesquite HFC, SFMR, Series 1983, 10.75%, 9/01/14 ..........................................   1,010,000      1,042,704
 North Central Health Facilities Development Corp. Revenue, Health Resources
 Systems, Series B, MBIA Insured, 5.125%, 2/15/22 ..........................................   5,985,000      5,796,652
 Nueces River Authority Environmental Improvement Revenue, Refunding,
 Asarco Inc. Project, 5.60%, 1/01/27 .......................................................   4,000,000      4,006,440

 BONDS (CONT.)
 TEXAS (CONT.)
 Port Corpus Christi Industrial Development Corp. Revenue, Refunding, Valero, 5.40%, 4/01/18,
 Series B................................................................................... $ 4,000,000    $ 3,937,480
 Series C...................................................................................   6,000,000      5,906,220
 Red River Pollution Control Authority, Refunding, West Texas Utilities
 Co. Project, MBIA Insured, 6.00%, 6/01/20 .................................................   5,000,000      5,318,350
 Sabine River Authority PCR, Refunding,
 Southwestern Electric Power Co., MBIA Insured, 6.10%, 4/01/18 .............................   4,000,000      4,282,080
 Texas Utilities Electric Co. Project, 6.55%, 10/01/22 .....................................   7,700,000      8,325,086
 San Antonio Electric and Gas Revenue, Refunding, 5.50%, 2/01/20 ...........................  10,000,000     10,260,100
 San Antonio Water Revenue, Senior Lien, MBIA Insured,
 6.50%, 5/15/10 ............................................................................   2,795,000      3,043,336
 Pre-Refunded, 6.50%, 5/15/10 ..............................................................   1,440,000      1,574,640
 Tarrant County Health Facilities Development Corp., Health Services Revenue, Texas Health
 Resources System, Series A,  MBIA Insured, 5.00%, 2/15/26 .................................  10,000,000      9,454,500
 Tarrant County Health Facilities Development Corp., Hospital Revenue,
 Ft. Worth Osteopathic Hospital, MBIA Insured, 5.25%, 5/15/28 ..............................   5,010,000      4,877,035
 Texas Housing Agency, Residential Development Mortgage Revenue, Series D, 8.35%,
 1/01/08 ...................................................................................   1,335,000      1,399,334
 7/01/08 ...................................................................................   2,885,000      3,024,028
 Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ...............   2,500,000      2,657,450
 Texas Water Resources Finance Authority Revenue, 7.625%, 8/15/08 ..........................   2,365,000      2,456,715
 Travis County HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 .............................   3,735,000      4,082,019
 Tyler Health Facilities Development Corp., Hospital Revenue, Refunding, East Texas
  Medical Center Project, Series A, MBIA Insured, 5.50%, 11/01/17 ..........................   1,735,000      1,763,055
                                                                                                              ---------
                                                                                                            483,334,673
                                                                                                              ---------
 U.S. TERRITORIES .1%
 Virgin Islands HFA Mortgage Revenue, Series B, GNMA Secured, Pre-Refunded, 8.10%, 12/01/18      690,000        720,312
bVirgin Islands Public Financing Authority Revenue, Refunding, Subordinated Lien,
 Fund Loan Notes, Series D, 5.50%,
 10/01/01...................................................................................   1,755,000      1,773,708
 10/01/02...................................................................................   1,700,000      1,716,320
 10/01/03...................................................................................   1,850,000      1,867,002
                                                                                                              ---------
                                                                                                              6,077,342
                                                                                                              ---------
 UTAH 1.3%
 Carbon County, Solid Waste Disposal Revenue, Refunding, Laidlaw, Inc. Project,
 Series A, 7.50%, 2/01/10 ..................................................................   5,050,000      5,709,278
 Intermountain Power Agency, Power Supply Revenue,
 Refunding, Series A, 6.15%, 7/01/14 .......................................................  25,000,000     27,150,500
 Refunding, Series B, 7.75%, 7/01/20 .......................................................  34,805,000     35,696,704
 Second Crossover, Series 86-C, 5.75%, 7/01/20 .............................................   5,500,000      5,502,145
 Salt Lake City College Revenue, Westminster College Project,
 5.70%, 10/01/17 ...........................................................................   1,000,000      1,008,530
 5.75%, 10/01/27 ...........................................................................   1,000,000      1,010,070
 Utah State HFA, Refunding, Series A, 6.50%, 5/01/19 .......................................   2,945,000      3,078,261
 Utah State HFA, SFM,
 Refunding, 6.80%, 1/01/12 .................................................................   1,590,000      1,694,129
 Series A, 8.50%, 7/01/19 ..................................................................     355,000        364,177
 Series B, 6.55%, 7/01/19 ..................................................................   3,450,000      3,712,338
 Series B, 6.55%, 7/01/26 ..................................................................   3,655,000      3,901,676
 Series C-1, 6.80%, 7/01/12 ................................................................     255,000        271,700
 Series C-1, 8.375%, 7/01/19 ...............................................................   1,880,000      1,888,742
 Series D, 8.60%, 7/01/19 ..................................................................     295,000        295,738
 Series E-1, 6.65%, 7/01/20 ................................................................   2,510,000      2,680,404
 Series G-1, 8.10%, 7/01/16 ................................................................     860,000        882,326
                                                                                                              ---------
                                                                                                             94,846,718
                                                                                                              ---------
 VERMONT .1%
 Vermont HFA, SF, Series 5, 7.00%, 11/01/27 ................................................   9,400,000     10,090,148

 BONDS (CONT.)
 VIRGINIA .5%
 Danville IDA Revenue, Regional Medical Center, FGIC Insured, 6.50%,
 10/01/19................................................................................... $ 5,885,000    $ 6,433,305
 10/01/24...................................................................................   5,840,000      6,384,113
 Henrico County IDA, Public Facilities Lease Revenue, Regional Jail Project, 6.00%, 8/01/15    7,250,000      7,662,598
 Richmond Public Utility Revenue, Refunding, Series A, 5.125%, 1/15/28 .....................   5,510,000      5,302,328
 Virginia State HDA, Commonwealth Mortgage,
 Series C, Sub-Series C-6, 6.25%, 1/01/15 ..................................................   5,120,000      5,354,547
 Series H, Sub-Series H-2, 6.55%, 1/01/17 ..................................................   4,755,000      5,134,687
                                                                                                              ---------
                                                                                                             36,271,578
                                                                                                              ---------
 WASHINGTON 2.5%
 Chelan County PUD No. 1, Cheland Hydro Consolidated System Revenue,
 Series A, 5.65%, 7/01/32...................................................................   5,000,000      5,040,750
 Pierce County EDC, Refunding, Solid Waste-Steilacoom Revenue, 6.60%, 8/01/22 ..............  32,480,000     34,491,811
 Port Moses Lake Public Corp., Washington PCR, Union Carbide Corp.,
 7.50%, 8/01/04 ............................................................................   2,100,000      2,100,588
 7.875%, 8/01/06 ...........................................................................   1,000,000      1,030,260
 SeaTac GO, Series 1994, 6.50%, 12/01/13 ...................................................   2,760,000      3,025,015
 Seattle Municipality, Metropolitan Seattle Sewer Revenue,
 Refunding, Series V, 6.20%, 1/01/32 .......................................................   9,680,000     10,080,849
 Series W, MBIA Insured, 6.25%, 1/01/21 ....................................................   2,500,000      2,660,350
 Seattle Special Obligation, Chinatown International District, 5.90%, 8/01/26 ..............   4,810,000      5,003,410
 Snohomish County USD No. 6, 6.50%, 12/01/11 ...............................................   7,000,000      7,995,540
 University of Washington Alumni Association, Lease Revenue, Medical
 Center Roosevelt II, 6.30%, 8/15/14 .......................................................   4,000,000      4,369,400
 Washington State Public Power Supply System Revenue,
 Nuclear Project No. 1, Refunding, Series A,
 6.05%, 7/01/12 ............................................................................  35,355,000     37,540,293
 MBIA Insured, 6.25%, 7/01/17 ..............................................................  19,965,000     21,237,769
 Washington State Public Power Supply System Revenue, Nuclear Project No. 2, Series A,
 6.25%, 7/01/12 ............................................................................   3,200,000      3,436,512
 Refunding, 6.00%, 7/01/09 .................................................................  18,330,000     19,731,878
 Refunding, 6.30%, 7/01/12 .................................................................   7,700,000      8,598,051
 Washington State Public Power Supply System Revenue, Nuclear Project No. 3,
 Refunding, Series B, 5.50%, 7/01/18 .......................................................  10,050,000     10,053,819
                                                                                                             ----------
                                                                                                            176,396,295
                                                                                                             ----------
 WEST VIRGINIA .8%
 Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project,
 6.50%, 4/01/25 ............................................................................   3,500,000      3,790,920
 Refunding, 5.40%, 5/01/25 .................................................................  10,000,000      9,787,200
 Putnam County PCR, Refunding, FMC Corp. Project, 5.625%, 10/01/13 .........................   1,700,000      1,733,609
 Taylor County PCR, Union Carbide Corp., 7.625%, 8/01/05 ...................................   2,400,000      2,802,240
 West Virginia State Hospital Financing Authority Revenue, Refunding &
 Improvement, Logan General Hospital  Project, 7.25%, 7/01/20..............................    7,000,000      6,894,440
 West Virginia State Housing Development Fund, Housing Finance, Series D,
 7.00%, 5/01/17 ............................................................................   6,000,000      6,412,800
 7.05%, 11/01/24 ...........................................................................   9,000,000      9,635,130
 West Virginia State, Series A, FGIC Insured, 5.20%, 11/01/26 ..............................  10,000,000      9,796,100
 West Virginia State Water Development Authority Revenue, Loan Program II,
 Series A, Pre-Refunded, 8.625%, 11/01/28 ..................................................   5,000,000      5,215,100
                                                                                                              ---------
                                                                                                             56,067,539
                                                                                                              ---------
 WISCONSIN 1.0%
 Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ................................   2,200,000      2,323,376
 Madison Industrial Gas and Electric Co. Project, Series A, 6.75%, 4/01/27 .................   4,220,000      4,567,179
 Wisconsin Housing and EDA, Homeownership Revenue,
 Refunding, Series A, 6.10%, 11/01/10 ......................................................   9,190,000      9,799,481
 Series 1, 6.75%, 9/01/15 ..................................................................  10,230,000     10,944,361
 Series 1, 6.75%, 9/01/17 ..................................................................   3,000,000      3,203,700
 Series A, 6.90%, 3/01/16 ..................................................................   1,985,000      2,174,925
 Series A, 6.45%, 3/01/17 ..................................................................   5,500,000      5,867,565
 Series A, 7.10%, 3/01/23 ..................................................................  10,580,000     11,289,389
 Series B, 7.05%, 11/01/22 .................................................................   3,000,000      3,214,140

 BONDS (CONT.)
 WISCONSIN (CONT.)
 Wisconsin State Health and Educational Facilities Authority Revenue, Mercy Health Systems
 Corp., AMBAC Insured, 6.125%,
 8/15/13 ................................................................................... $ 6,500,000    $ 7,006,805
 8/15/17 ...................................................................................   7,500,000      8,033,250
                                                                                                              ---------
                                                                                                             68,424,171
                                                                                                              ---------
 WYOMING .3%
 Wyoming CDA, Housing Revenue, Refunding, Series 6, 6.10%, 12/01/28 ........................  11,540,000     12,088,842
 Wyoming CDA, MF Mortgage, Series A,
 6.90%, 6/01/12 ............................................................................   1,425,000      1,490,849
 6.95%, 6/01/24 ............................................................................   3,530,000      3,707,487
 Wyoming CDA, SFM,
 Series A, 7.25%, 6/01/21 ..................................................................   2,500,000      2,696,724
 Series G, 7.375%, 6/01/17 .................................................................   1,295,000      1,369,902
                                                                                                              ---------
                                                                                                             21,353,804
 Total Bonds (Cost $6,377,095,789)..........................................................              6,819,855,407
                                                                                                          -------------

 ZERO COUPON BONDS 2.1%
 Calcasieu Parish, Louisiana, Memorial Hospital Service District Revenue, Lake Charles
 Parish Memorial Hospital Project,  Series A, 12/01/22 .....................................  11,040,000      7,261,338
 Chicago RMR, Refunding, Series B, MBIA Insured, 10/01/09 ..................................  10,705,000      4,867,884
 Coldwater, Michigan, Community Schools, MBIA Insured, Pre-Refunded, 5/01/18 ...............   5,935,000      1,967,214
 Colorado Springs Airport Revenue, Series C,
 1/01/03 ...................................................................................   1,660,000      1,305,921
 1/01/05....................................................................................   1,610,000      1,127,836
 1/01/07....................................................................................   1,675,000      1,039,353
 1/01/08 ...................................................................................     800,000        465,391
 1/01/11....................................................................................   1,450,000        693,811
 Cook County, Illinois, Community Consolidated School District No. 54, Schaumburg Township,
 Series B, FGIC Insured, Pre-Refunded,
 1/01/07 ...................................................................................   3,505,000      2,222,905
 1/01/08 ...................................................................................   4,800,000      2,848,655
 1/01/09 ...................................................................................   4,380,000      2,430,111
 1/01/10 ...................................................................................   5,760,000      2,994,853
 Florida State Mid-Bay Bridge Authority Revenue, Series A, Senior Lien, AMBAC Insured,
 10/01/23...................................................................................   5,000,000      1,266,100
 10/01/24...................................................................................   3,000,000        715,980
 Harrison, Michigan, Community Schools, AMBAC Insured, 5/01/20 .............................   6,000,000      1,621,200
 Jefferson County, Kentucky, Capital Projects Corp., Lease Revenue, Refunding, Series A,
 8/15/07 ...................................................................................   1,640,000      1,059,013
 8/15/08 ...................................................................................   4,505,000      2,719,938
 8/15/09....................................................................................   4,580,000      2,595,393
 8/15/10....................................................................................   4,620,000      2,474,611
 8/15/13....................................................................................   6,825,000      3,138,475
 8/15/14 ...................................................................................   6,860,000      2,950,965
 8/15/16....................................................................................   7,005,000      2,682,984
 8/15/17....................................................................................   7,115,000      2,576,056
 Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue,
 McCormick Place Expansion Project,  Series A, FGIC Insured,
 6/15/08 ...................................................................................   8,500,000      5,209,990
 6/15/09 ...................................................................................  11,000,000      6,389,020
 6/15/10 ...................................................................................   8,000,000      4,372,880
 6/15/11 ...................................................................................   9,690,000      4,974,942
 6/15/12....................................................................................     250,000        209,924
 Pre-Refunded, 6/15/12 .....................................................................  11,550,000     10,081,994
 Miami, Dade County Special Obligation, Series B, Subordinated Lien, MBIA Insured,10/01/34 .   5,500,000        736,120
 Owensboro, Kentucky, Electric Light and Power Revenue, Series B, AMBAC Insured, 1/01/08 ...   5,250,000      3,330,284

 Zero Coupon Bonds (cont.)
 San Joaquin Hills, California, Transportation Corridor Agency, Toll Road Revenue,
 Refunding, Series A, 1/15/21 .............................................................. $50,000,000   $ 31,694,500
 Senior Lien, Pre-Refunded, 1/01/23 ........................................................   7,000,000      1,932,000
 Shreveport, Louisiana, Water and Sewer Revenue, Series B, FGIC Insured,
 12/01/07...................................................................................     490,000        289,912
 12/01/08 ..................................................................................   2,530,000      1,396,686
 12/01/09 ..................................................................................   4,080,000      2,106,300
 12/01/10...................................................................................   5,630,000      2,711,914
 Spring, Texas, ISD, Refunding, FGIC Insured, Pre-Refunded, 8/15/08 ........................   7,000,000      3,507,140
 University of Illinois Revenues, AMBAC Insured, 4/01/10 ...................................  14,250,000      7,869,420
 Washington State Public Power Supply System Revenue, Nuclear Project No. 3, Refunding, Series B,
 Nuclear Project No. 2, Series A, 7/01/13 ..................................................  11,000,000      4,919,860
 Nuclear Project No. 3, Series B, 7/01/12 ..................................................   6,400,000      3,039,423
 Nuclear Project No. 3, Series B, 7/01/14 ..................................................  15,000,000      6,312,300
                                                                                                            -----------
 Total Zero Coupon Bonds (Cost $104,239,858)................................................                154,110,596
                                                                                                            -----------
 Total Long Term Investments (Cost $6,481,335,647) .........................................              6,973,966,003

aShort Term Investments .1%
 Burke County Development Authority, PCR, Georgia Power Co. Vogtle, Fourth Series,
 Daily VRDN and Put, 4.05%, 9/01/25 ........................................................   2,900,000      2,900,000
 New York City Municipal Water Financing Authority, Water and Sewer Systems Revenue,
 Series C, FGIC Insured, Daily VRDN and Put,  4.20%, 6/15/23 ...............................     200,000        200,000
 Northeastern Hospital and Educational Authority Health Care Revenue, Wyoming Valley Health Care,
  Series A, Refunding, AMBAC Insured, Weekly VRDN and Put, 4.10%, 1/01/24 ..................   1,100,000      1,100,000
 Uinta County PCR, Refunding, Chevron USA Inc. Proj., Letter of Credit from
 Chevron Corp., Daily VRDN and Put, 4.10%, 8/15/20 .........................................   2,400,000      2,400,000
                                                                                                         --------------
 Total Short Term Investments (Cost $6,600,000) ............................................                  6,600,000
                                                                                                         --------------
 Total Investments (Cost $6,487,935,647) 97.5% .............................................              6,980,566,003
 Other Assets, less Liabilities 2.5% .......................................................                177,589,587
                                                                                                        ---------------
 Net Assets 100.0% .........................................................................             $7,158,155,590
                                                                                                        ===============

See glossary of terms on page 39.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


FRANKLIN FEDERAL TAX-FREE INCOME FUND Statement of Investments, April 30, 1998 (cont.)

 Glossary of Terms
 AMBAC  - American Municipal Bond Assurance Corp.
 BIG    - Bond Investors Guaranty Insurance Co. (Acquired by MBIA in 1989 and no
          longer does business under this name.)
 CDA    - Community Development Authority/Agency
 COP    - Certificate of Participation
 CRDA   - Community Redevelopment Authority/Agency
 EDA    - Economic Development Authority
 EDC    - Economic Development Corp.
 EDR    - Economic  Development Revenue
 ETM    - Escrow to Maturity
 FGIC   - Financial Guaranty Insurance Co.
 FHA    - Federal Housing Authority/Agency
 FI/GML - Federally Insured or Guaranteed Mortgage Loans
 FSA    - Financial Security Assistance (Some of the securities shown as FSA
          Insured were originally insured by Capital Guaranty Insurance Co.
         (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
 GNMA   - Government National Mortgage Association
 GO     - General Obligation
 HDA    - Housing Development Authority/Agency
 HFA    - Housing Finance Authority/Agency
 HFC    - Housing Finance Corp.
 IDA    - Industrial Development Authority/Agency
 IDB    - Industrial Development Board
 IDC    - Industrial Development Corp.
 IDBR   - Industrial Development Board Revenue
 IDR    - Industrial Development Revenue
 IPC    - Industrial Pollution Control
 ISD    - Independent School District
 L.P.   - Limited Partnership
 MBIA   - Municipal Bond Investors Assurance Corp.
 MBS    - Mortgage-Backed Securities
 MF     - Multi-Family
 MFHR   - Multi-Family Housing Revenue
 MFMR   - Multi-Family Mortgage Revenue
 MFR    - Multi-Family Revenue
 MTA    - Metropolitan Transit Authority
 PCR    - Pollution Control Revenue
 PUD    - Public Utility District
 RDA    - Redevelopment Authority/Agency
 RMR    - Residential Mortgage Revenue
 SF     - Single Family
 SFM    - Single Family Mortgage
 SFMR   - Single Family Mortgage Revenue
 SFR    - Single Family Revenue
 USD    - Unified School District


FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 1998

Assets:
 Investments in securities, at value (cost $6,487,935,647)                                   $6,980,566,003
 Cash                                                                                            54,436,058
 Receivables:
Investment securities sold                                                                       87,160,955
Capital shares sold                                                                               5,931,810
Interest                                                                                        128,792,746
                                                                                               ------------
Total assets                                                                                  7,256,887,572
                                                                                              -------------

Liabilities:
 Payables:
Investment securities purchased                                                                  81,326,565
Capital shares redeemed                                                                           4,225,826
Affiliates                                                                                        4,405,693
Shareholders                                                                                      8,447,610
 Other liabilities                                                                                  326,288
                                                                                             --------------
Total liabilities                                                                                98,731,982
                                                                                             --------------
 Net assets, at value                                                                        $7,158,155,590
                                                                                             ==============

Net assets consist of:
 Undistributed net investment income                                                            $ 5,570,212
 Net unrealized appreciation                                                                    492,630,356
 Accumulated net realized loss                                                                  (25,878,831)
 Capital shares                                                                               6,685,833,853
                                                                                             --------------
 Net assets, at value                                                                        $7,158,155,590
                                                                                             ==============
Class I:
 Net asset value per share ($7,022,960,760 / 573,422,438 shares outstanding)*                        $12.25
                                                                                             ==============
 Maximum offering price per share ($12.25 / 95.75%)                                                  $12.79
                                                                                             ==============
Class II:
 Net asset value per share ($135,194,830 / 11,042,906 shares outstanding)*                           $12.24
                                                                                             ==============
 Maximum offering price per share ($12.24 / 99%)                                                     $12.36
                                                                                             ==============



*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


Statements of Operations (cont.)
for the year ended April 30, 1998

Investment income:
 Interest                                                          $447,218,775
                                                                 --------------
Expenses:
 Management fees (Note 3)                               $32,368,130
 Distribution fees (Note 3)
  Class I                                                 5,098,992
  Class II                                                  660,809
 Transfer agent fees (Note 3)                             2,646,361
 Custodian fees                                              74,874
 Reports to shareholders                                    778,124
 Registration and filing fees                               201,388
 Professional fees                                          127,345
 Directors' fees and expenses                               132,568
 Other                                                      274,853
                                                        -----------
Total expenses                                                       42,363,444
                                                                 --------------
 Net investment income                                              404,855,331
                                                                 --------------
Realized and unrealized gains:
 Net realized gain from investments                                  42,732,886
 Net unrealized appreciation on investments                         156,385,279
                                                                 --------------
Net realized and unrealized gain                                    199,118,165
                                                                 --------------
Net increase in net assets resulting from operations               $603,973,496
                                                                 ==============

Statements of Changes in Net Assets
for the years ended April 30, 1998 and 1997

                                                                1998           1997
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                         $ 404,855,331  $ 422,168,480
  Net realized gain (loss) from investments                        42,732,886     (3,427,474)
  Net unrealized appreciation on investments                      156,385,279     44,923,895
                                                                 ---------------------------
Net increase in net assets resulting from operations              603,973,496    463,664,901
 Distributions to shareholders from:
  Net investment income:
 Class I                                                         (396,082,048)  (418,463,139)
 Class II                                                          (5,046,130)    (2,758,091)
                                                             --------------------------------
 Total distributions to shareholders                             (401,128,178)  (421,221,230)
 Capital share transactions: (Note 2)
 Class I                                                          (83,120,865)  (149,230,534)
 Class II                                                          60,999,749     37,508,022
                                                             -------------------------------
 Total capital share transactions                                 (22,121,116)  (111,722,512)
Net increase (decrease) in net assets .                           180,724,202    (69,278,841)
Net assets:
 Beginning of year                                              6,977,431,388  7,046,710,229
                                                             -------------------------------
 End of year                                                   $7,158,155,590 $6,977,431,388
                                                             ===============================
Undistributed net investment income included in net assets
 End of year                                                      $ 5,570,212    $ 1,843,059
                                                             ===============================

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At April 30, 1998, there were 10 billion shares of no par value stock authorized, of which 3 billion each were designated as Class I and Class II. Transactions in the Fund's shares were as follows:

                                                                             Year Ended April 30,
                                                   ------------------------------------------------------------
                                                               1998                           1997
                                                   ------------------------------------------------------------
                                                      SHARES         AMOUNT            SHARES         AMOUNT
                                                   ------------------------------------------------------------
Class I Shares:
 Shares sold                                       114,214,913   $1,390,939,797      82,507,276   $ 981,902,405
 Shares issued in reinvestment of distributions     13,093,027      159,083,079      13,756,253     163,131,977
 Shares redeemed                                  (134,063,708)  (1,633,143,741)   (108,778,728) (1,294,264,916)
                                                  --------------------------------------------------------------
 Net decrease                                       (6,755,768)   $ (83,120,865)    (12,515,199) $ (149,230,534)
                                                  ==============================================================
Class II Shares:

 Shares sold                                         5,941,310     $ 72,517,830       3,562,296    $ 42,300,025
 Shares issued in reinvestment of distributions        259,109        3,154,246         144,321       1,713,499
 Shares redeemed                                    (1,202,566)     (14,672,327)       (546,174)     (6,505,502)
                                                  --------------------------------------------------------------
 Net increase                                        4,997,853     $ 60,999,749       3,160,443    $ 37,508,022
                                                  ==============================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

        ANNUALIZED FEE RATE                    MONTH-END NET ASSETS
        --------------------------------------------------------------------
            0.625%       First $100 million
            0.50%        Over $100 million, up to and including $250 million
            0.45%        Over $250 million, up to and including $10  billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to 0.10% and 0.65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the year of $977,359 and $23,704, respectively.

The Fund paid transfer agent fees of $2,646,361, of which $2,428,103 was paid to Investor Services.


4.  INCOME TAXES

At April 30, 1998, the Fund had tax basis capital losses of $25,878,831 which may be carried over to offset future capital gains. Such losses expire as follows:

 Capital loss carryovers expiring in: 2003.......        $22,451,357
                                      2005.......          3,427,474
                                                        -------------
                                                         $25,878,831
                                                        =============

At April 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $492,630,356 was as follows:

        Unrealized appreciation.............         $498,531,208
        Unrealized depreciation.............           (5,900,852)
                                                     -------------
        Net unrealized appreciation.........         $492,630,356
                                                     =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 1998 aggregated $1,014,522,038 and $1,095,776,729, respectively.

6. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in the state of New York. Such concentration may subject the Fund more significantly to economic changes occurring within that state.

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Independent Auditors' Report

To the Shareholders and Board of Directors
Of the Franklin Federal Tax-Free Income Fund

We have audited the accompanying statement of assets and liabilities of the Franklin Federal Tax-Free Income Fund, including the Fund's statement of investments as of April 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
San Francisco, California
June 3, 1998

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Tax Information

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 1998.





Franklin Federal Tax-Free Income Fund
Annual Report
April 30, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the Franklin Federal Tax-Free Income Fund based on total long-term investments as of 4/30/98.

AAA                         37.3%
AA                          13.9%
A                           20.0%
BBB                         25.8%
Below Investment Grade       3.0%

GRAPHIC MATERIAL (2)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 4/30/98 for the Franklin Federal Tax-Free Income Fund.

Utilities                           25.2%
Housing                             13.8%
Prerefunded                         13.8%
Transportation                      12.7%
General Obligation                  9.1%
Hospitals                           8.1%
Industrial                          5.7%
Other Revenue                       4.1%
Education                           2.8%
Certificates of Participation       2.5%
Health Care                         1.5%
Tax Allocation                      0.6%
Sales Tax                           0.1%


GRAPHIC MATERIAL (3)

This map shows the top three state holdings of the Franklin Federal Tax-Free Income Fund based on total market value on 4/30/98.

New York                    17.2%
Illinois                     7.1%
Texas                        7.0%


GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin Federal Tax-Free Income Fund's Class I from 5/1/97 to 4/30/98.

May                          5.8 cents
June                         5.8 cents
July                         5.8 cents
August                       5.8 cents
September                    5.8 cents
October                      5.8 cents
November                     5.8 cents
December                     5.8 cents
January                      5.6 cents
February                     5.6 cents
March                        5.6 cents
April                        5.6 cents
Total                       68.8 cents

GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between Franklin Federal Tax-Free Income Fund's Class I distribution rate of 5.25% and the taxable equivalent rate of 8.69% on 4/30/98.

GRAPHIC MATERIAL (6)

The following line graph compares the performance of the Franklin Federal Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/88 to 4/30/98.

     Date Franklin Federal Tax-Free   Lehman Brothers       CPI
             Income Fund-Class I       Municipal Bond
                                           Index
   5/1/88          9,572                10,000           10,000
  5/31/88          9,614      -0.29%     9,971    0.34%  10,034
  6/30/88          9,805       1.46%    10,117    0.43%  10,077
  7/31/88          9,847       0.65%    10,182    0.42%  10,119
  8/31/88          9,916       0.09%    10,191    0.42%  10,162
  9/30/88         10,148       1.81%    10,376    0.67%  10,230
 10/31/88         10,381       1.76%    10,559    0.33%  10,264
 11/30/88         10,269      -0.92%    10,461    0.08%  10,272
 12/31/88         10,441       1.02%    10,568    0.17%  10,289
  1/31/89         10,606       2.07%    10,787    0.50%  10,341
  2/28/89         10,537      -1.14%    10,664    0.41%  10,383
  3/31/89         10,510      -0.24%    10,638    0.58%  10,444
  4/30/89         10,729       2.37%    10,890    0.65%  10,511
  5/31/89         10,911       2.08%    11,117    0.57%  10,571
  6/30/89         11,036       1.36%    11,268    0.24%  10,597
  7/31/89         11,114       1.36%    11,421    0.24%  10,622
  8/31/89         11,076      -0.98%    11,310    0.16%  10,639
  9/30/89         11,028      -0.30%    11,276    0.32%  10,673
 10/31/89         11,127       1.22%    11,413    0.48%  10,724
 11/30/89         11,286       1.75%    11,613    0.24%  10,750
 12/31/89         11,387       0.82%    11,708    0.16%  10,767
  1/31/90         11,308      -0.47%    11,653    1.03%  10,878
  2/28/90         11,440       0.89%    11,757    0.47%  10,929
  3/31/90         11,410       0.03%    11,760    0.55%  10,990
  4/30/90         11,309      -0.72%    11,676    0.16%  11,007
  5/31/90         11,588       2.18%    11,930    0.23%  11,032
  6/30/90         11,692       0.88%    12,035    0.54%  11,092
  7/31/90         11,890       1.48%    12,213    0.38%  11,134
  8/31/90         11,671      -1.45%    12,036    0.92%  11,237
  9/30/90         11,641       0.06%    12,043    0.84%  11,331
 10/31/90         11,769       1.81%    12,261    0.60%  11,399
 11/30/90         12,004       2.01%    12,508    0.22%  11,424
 12/31/90         12,016       0.44%    12,563    0.00%  11,424
  1/31/91         12,211       1.34%    12,731    0.60%  11,493
  2/28/91         12,266       0.87%    12,842    0.15%  11,510
  3/31/91         12,333       0.04%    12,847    0.15%  11,527
  4/30/91         12,554       1.34%    13,019    0.15%  11,544
  5/31/91         12,644       0.89%    13,135    0.30%  11,579
  6/30/91         12,667      -0.10%    13,122    0.29%  11,613
  7/31/91         12,870       1.22%    13,282    0.15%  11,630
  8/31/91         12,995       1.32%    13,457    0.29%  11,664
  9/30/91         13,190       1.30%    13,632    0.44%  11,715
 10/31/91         13,270       0.90%    13,755    0.15%  11,733
 11/30/91         13,341       0.28%    13,794    0.29%  11,767
 12/31/91         13,606       2.15%    14,090    0.07%  11,775
  1/31/92         13,639       0.23%    14,123    0.15%  11,793
  2/29/92         13,650       0.03%    14,127    0.36%  11,835
  3/31/92         13,708       0.04%    14,132    0.51%  11,895
  4/30/92         13,837       0.89%    14,258    0.14%  11,912
  5/31/92         14,038       1.18%    14,426    0.14%  11,929
  6/30/92         14,240       1.68%    14,669    0.36%  11,972
  7/31/92         14,721       3.00%    15,109    0.21%  11,997
  8/31/92         14,526      -0.98%    14,961    0.28%  12,030
  9/30/92         14,537       0.65%    15,058    0.28%  12,064
 10/31/92         14,339      -0.98%    14,910    0.35%  12,106
 11/30/92         14,683       1.79%    15,177    0.14%  12,123
 12/31/92         14,905       1.02%    15,332   -0.07%  12,115
  1/31/93         15,087       1.16%    15,510    0.49%  12,174
  2/28/93         15,471       3.62%    16,072    0.35%  12,217
  3/31/93         15,403      -1.06%    15,901    0.35%  12,259
  4/30/93         15,524       1.01%    16,062    0.28%  12,294
  5/31/93         15,621       0.56%    16,152    0.14%  12,311
  6/30/93         15,872       1.67%    16,421    0.14%  12,328
  7/31/93         15,893       0.13%    16,443    0.00%  12,328
  8/31/93         16,160       2.08%    16,785    0.28%  12,363
  9/30/93         16,324       1.14%    16,976    0.21%  12,389
 10/31/93         16,356       0.19%    17,008    0.41%  12,440
 11/30/93         16,284      -0.88%    16,859    0.07%  12,448
 12/31/93         16,582       2.11%    17,214    0.00%  12,448
  1/31/94         16,721       1.14%    17,411    0.27%  12,482
  2/28/94         16,434      -2.59%    16,960    0.34%  12,524
  3/31/94         15,931      -4.07%    16,269    0.34%  12,567
  4/30/94         15,966       0.85%    16,408    0.14%  12,584
  5/31/94         16,082       0.87%    16,551    0.07%  12,593
  6/30/94         16,019      -0.61%    16,450    0.34%  12,636
  7/31/94         16,246       1.83%    16,751    0.27%  12,670
  8/31/94         16,308       0.35%    16,809    0.40%  12,721
  9/30/94         16,148      -1.47%    16,562    0.27%  12,755
 10/31/94         15,918      -1.78%    16,267    0.07%  12,764
 11/30/94         15,645      -1.81%    15,973    0.13%  12,781
 12/31/94         15,962       2.20%    16,324    0.00%  12,781
  1/31/95         16,367       2.86%    16,791    0.40%  12,832
  2/28/95         16,761       2.91%    17,280    0.40%  12,883
  3/31/95         16,897       1.15%    17,478    0.33%  12,926
  4/30/95         16,957       0.12%    17,499    0.33%  12,968
  5/31/95         17,353       3.19%    18,058    0.20%  12,994
  6/30/95         17,297      -0.87%    17,901    0.20%  13,020
  7/31/95         17,432       0.95%    18,071    0.00%  13,020
  8/31/95         17,598       1.27%    18,300    0.26%  13,054
  9/30/95         17,690       0.63%    18,415    0.20%  13,080
 10/31/95         17,916       1.45%    18,682    0.33%  13,123
 11/30/95         18,189       1.66%    18,993   -0.07%  13,114
 12/31/95         18,373       0.96%    19,175   -0.07%  13,105
  1/31/96         18,451       0.76%    19,321    0.59%  13,182
  2/29/96         18,378      -0.68%    19,189    0.32%  13,225
  3/31/96         18,213      -1.28%    18,944    0.52%  13,293
  4/30/96         18,200      -0.28%    18,891    0.39%  13,345
  5/31/96         18,219      -0.04%    18,883    0.19%  13,371
  6/30/96         18,408       1.09%    19,089    0.06%  13,379
  7/31/96         18,548       0.91%    19,263    0.19%  13,404
  8/31/96         18,561      -0.02%    19,259    0.19%  13,429
  9/30/96         18,797       1.40%    19,528    0.32%  13,472
 10/31/96         18,985       1.13%    19,749    0.32%  13,515
 11/30/96         19,270       1.83%    20,110    0.19%  13,541
 12/31/96         19,237      -0.42%    20,026    0.00%  13,541
  1/31/97         19,284       0.19%    20,064    0.32%  13,585
  2/28/97         19,460       0.92%    20,249    0.31%  13,627
  3/31/97         19,279      -1.33%    19,979    0.25%  13,661
  4/30/97         19,439       0.84%    20,147    0.12%  13,677
  5/31/97         19,682       1.51%    20,451   -0.06%  13,669
  6/30/97         19,877       1.07%    20,670    0.12%  13,685
  7/31/97         20,338       2.77%    21,243    0.12%  13,702
  8/31/97         20,218      -0.94%    21,043    0.19%  13,728
  9/30/97         20,449       1.19%    21,293    0.25%  13,762
 10/31/97         20,580       0.64%    21,430    0.25%  13,796
 11/30/97         20,695       0.59%    21,556   -0.06%  13,788
 12/31/97         20,963       1.46%    21,871   -0.12%  13,772
  1/31/98         21,126       1.03%    22,096    0.19%  13,798
  2/28/98         21,154       0.03%    22,103    0.19%  13,824
  3/31/98         21,199       0.09%    22,123    0.19%  13,850
  4/30/98         21,174      -0.45%    22,023    0.18%  13,875

Total            111.74%               120.23%           38.75%
Return


GRAPHIC MATERIAL (7)

This chart shows in bar format the comparison between Franklin Federal Tax-Free Income Fund's Class II distribution rate of 4.86% and the taxable equivalent rate of 8.05% on 4/30/98.

GRAPHIC MATERIAL (8)

This chart shows the dividend distributions for Franklin Federal Tax-Free Income Fund's Class II from 5/1/97 to 4/30/98.

May                          5.21 cents
June                         5.21 cents
July                         5.27 cents
August                       5.27 cents
September                    5.27 cents
October                      5.19 cents
November                     5.19 cents
December                     5.19 cents
January                      5.00 cents
February                     5.00 cents
March                        5.00 cents
April                        5.12 cents
Total                       61.92 cents

GRAPHIC MATERIAL (9)

The following line graph compares the performance of the Franklin Federal Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 4/30/98.

Date          Franklin Federal      Lehman Brothers     CPI
               Tax-Free Income      Municipal Bond
                Fund-Class II            Index

5/1/95                    9,898                       10,000
10,000
5/31/95    10,127          3.19%        10,319         0.20%       10,020
6/30/95    10,090         -0.87%        10,229         0.20%       10,040
7/31/95    10,163          0.95%        10,326         0.00%       10,040
8/31/95    10,254          1.27%        10,458         0.26%       10,066
9/30/95    10,303          0.63%        10,523         0.20%       10,086
10/31/95   10,430          1.45%        10,676         0.33%       10,120
11/30/95   10,574          1.66%        10,853        -0.07%       10,112
12/31/95   10,685          0.96%        10,957        -0.07%       10,105
1/31/96    10,725          0.76%        11,041         0.59%       10,165
2/29/96    10,677         -0.68%        10,966         0.32%       10,198
3/31/96    10,576         -1.28%        10,825         0.52%       10,251
4/30/96    10,557         -0.28%        10,795         0.39%       10,291
5/31/96    10,563         -0.04%        10,791         0.19%       10,310
6/30/96    10,667          1.09%        10,908         0.06%       10,316
7/31/96    10,743          0.91%        11,008         0.19%       10,336
8/31/96    10,745         -0.02%        11,005         0.19%       10,356
9/30/96    10,885          1.40%        11,159         0.32%       10,389
10/31/96   10,989          1.13%        11,286         0.32%       10,422
11/30/96   11,140          1.83%        11,492         0.19%       10,442
12/31/96   11,124         -0.42%        11,444         0.00%       10,442
1/31/97    11,146          0.19%        11,466         0.32%       10,475
2/28/97    11,233          0.92%        11,571         0.31%       10,508
3/31/97    11,134         -1.33%        11,417         0.25%       10,534
4/30/97    11,220          0.84%        11,513         0.12%       10,547
5/31/97    11,355          1.51%        11,687        -0.06%       10,540
6/30/97    11,461          1.07%        11,812         0.12%       10,553
7/31/97    11,722          2.77%        12,139         0.12%       10,565
8/31/97    11,648         -0.94%        12,025         0.19%       10,586
9/30/97    11,766          1.19%        12,168         0.25%       10,612
10/31/97   11,835          0.64%        12,246         0.25%       10,639
11/30/97   11,905          0.59%        12,318        -0.06%       10,632
12/31/97   12,044          1.46%        12,498        -0.12%       10,619
1/31/98    12,142          1.03%        12,627         0.19%       10,640
2/28/98    12,151          0.03%        12,631         0.19%       10,660
3/31/98    12,171          0.09%        12,642         0.19%       10,680
4/30/98    12,143         -0.45%        12,585         0.18%       10,699

Total Return  21.43%                      25.85%                      6.99%


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT





                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY



                 Please detach at perforation before mailing.




PROXY                                                                     PROXY

                       SPECIAL SHAREHOLDERS' MEETING OF
                    FRANKLIN INDIANA TAX-FREE INCOME FUND
                                JUNE 23, 1999

The undersigned hereby revokes all previous proxies for his shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, and Deborah R. Gatzek, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Indiana Tax-Free Income Fund (the "Indiana Fund") that the undersigned is entitled to vote at the Indiana Fund's Special Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 1:30 p.m., Pacific time on June 23, 1999, including any adjournment thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



                                            NOTE: Please sign exactly as your
                                            name appears on the proxy.  If
                                            signing for estates, trusts or
                                            corporations, title or capacity
                                            should be stated. If shares are
                                            held jointly, each holder must sign.



                                            ___________________________________
                                            Signature



                                            ___________________________________
                                            Signature



                                            ___________________________________
                                            Date




                          (Please see reverse side)




                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT





                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY



                 Please detach at perforation before mailing.






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FRANKLIN TAX-FREE TRUST, ON BEHALF OF ITS SERIES, FRANKLIN INDIANA TAX-FREE INCOME FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF THE FRANKLIN INDIANA TAX-FREE INCOME FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN FEDERAL TAX-FREE INCOME FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.


1. To approve an Agreement and Plan of                FOR     AGAINST    ABSTAIN
   Reorganization by Franklin Tax-Free
   Trust, on behalf of its series, Franklin           [_]       [_]        [_]
   Indiana Tax-Free Income Fund ("Indiana Fund") and Franklin Federal Tax-Free Income Fund, that provides for the acquisition of substantially all of the assets of Indiana
   Fund in exchange for shares of Franklin Federal
   Tax-Free Income Fund-Class A, the distribution of such shares to the shareholders of Indiana
   Fund, and the dissolution of Indiana Fund
   (the "Reorganization").

2. To grant the proxyholders the authority to         GRANT    WITHHOLD
   vote upon any other business which may
   legally come before the Special Meeting             [_]        [_]
   or any adjournment thereof.



             IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.





                     STATEMENT OF ADDITIONAL INFORMATION
                                     FOR
                    FRANKLIN FEDERAL TAX-FREE INCOME FUND
                             DATED APRIL 22, 1999


Acquisition of the Assets of
FRANKLIN INDIANA TAX-FREE INCOME FUND
(a series of Franklin Tax-Free Trust)

By and in exchange for shares of
FRANKLIN FEDERAL TAX-FREE INCOME FUND


      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the Franklin Indiana Tax-Free Income Fund (the "Indiana Fund") for Class A shares of Franklin Federal Tax-Free Income Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this SAI:

            1. Statement of Additional Information of Franklin Federal Tax-Free Income Fund dated September 1, 1998, as supplemented April 1, 1999.

            2. Semi-Annual Report of Franklin Federal Tax-Free Income Fund for the period ended October 31, 1998.

            3. Annual Report of Franklin Tax-Free Trust (relating to the Indiana Fund) for the fiscal year ended February 28, 1999.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated April 22, 1999, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN(R) or by writing to Franklin Federal Tax-Free Income Fund, 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777.


o   116*SA1

--------------------------------------------------------------------------------
                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                           Class A - Formerly Class I
                           Class B - New Share Class
                           Class C - Formerly Class II
--------------------------------------------------------------------------------

                         SUPPLEMENT DATED APRIL 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                      FRANKLIN FEDERAL TAX-FREE INCOME FUND
                             DATED SEPTEMBER 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, the fund offers three classes of shares: Class A, Class B and Class C. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The following is added to the "Officers and "Directors" section:

As of November 25, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 68 Class A shares, or less than 1% of the total outstanding Class A shares of the fund.

III. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?," is replaced with the following:

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

IV. The following is added to the section "Additional Information on Selling Shares," found under "How Do I Buy, Sell and Exchange Shares?":

The contingent deferred sales charge will generally be waived for redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the Securities Dealer of record waived it commission in connection with the purchase.

V. In the section "The Rule 12b-1 Plans," found under "The Fund's Underwriter,"

(a) the first sentence is replaced with the following:

Each class has a separate distribution or "Rule 12b-1" plan that was adopted pursuant to Rule 12b-1 of the 1940 Act.

(b) the following paragraphs are added after the section "The Class I Plan":

THE CLASS B PLAN. Under the Class B plan, the fund pays Distributors up to 0.50% per year of the class' average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund may also pay a servicing fee of up to 0.15% per year of the class' average daily net assets, payable quarterly. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

(c) and the section "The Class I and Class II Plans" is renamed "The Class A, B and C Plans."

VI. Under "Miscellaneous Information,"

(a) the seventh paragraph is replaced with the following:

The fund offers three classes of shares: Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class A; Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class B; and
Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class C.

(b) and the following is added:

The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

VII. In the "Useful Terms and Definitions" section, the definitions of "Class I and Class II" and "Offering Price" are replaced with the following:

CLASS A, CLASS B AND CLASS C - The fund offers three classes of shares, designated "Class A," "Class B" and "Class C." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.



                Please keep this supplement for future reference.



FRANKLIN
FEDERAL TAX-FREE
INCOME FUND
STATEMENT OF
ADDITIONAL INFORMATION
SEPTEMBER 1, 1998
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN(R)

TABLE OF CONTENTS

How Does the Fund
 Invest Its Assets? ...........................................    2
Investment Restrictions .......................................    5
Officers and Directors ........................................    6
Investment Management
 and Other Services ...........................................   10
How Does the Fund Buy
 Securities for Its Portfolio? ................................   11
How Do I Buy, Sell
 and Exchange Shares? .........................................   12
How Are Fund Shares Valued?....................................   14
Additional Information on
 Distributions and Taxes ......................................   15
The Fund's Underwriter ........................................   18
How Does the Fund
 Measure Performance? .........................................   19
Miscellaneous Information .....................................   22
Financial Statements ..........................................   23
Useful Terms and Definitions ..................................   23
Appendix
 Description of Ratings .......................................   24

--------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
--------------------------------------------------------------------------------

The fund is a diversified, open-end management investment company. The Prospectus, dated September 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the fund. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is to provide investors with as high a level of interest income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. This goal is fundamental, which means that it may not be changed without shareholder approval.

The following gives more detailed information about the fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Does the Fund Invest Its Assets?" in the Prospectus.

MORE INFORMATION ABOUT
THE KINDS OF SECURITIES THE FUND BUYS

The fund tries to achieve its investment goal by attempting to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Below is a description of various types of municipal and other securities that the fund may buy. Other types of municipal securities may become available that are similar to those described below and in which the fund may also invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES. The fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

MUNICIPAL LEASE OBLIGATIONS. The fund may invest in municipal lease obligations, including certificates of participation. The Board reviews the fund's municipal lease obligations to assure that they are liquid investments based on various factors reviewed by Advisers and monitored by the Board. These factors include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest. Keeping in mind that the fund can invest in municipal lease obligations without percentage limits, as of April 30, 1998, the fund held 6.58% of its net assets in municipal lease obligations.

CALLABLE BONDS. The fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and a small additional payment as a call premium. Advisers may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for the fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

When pricing callable bonds, each bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of the fund's callable bonds may impact the fund's Net Asset Value. Based on a number of factors, including certain portfolio management strategies used by Advisers, the fund believes it has reduced the risk of an adverse impact on its Net Asset Value from calls of callable bonds. In light of the fund's pricing policies and certain amortization procedures required by the IRS, the fund does not expect to suffer any material adverse impact related to the value at which it has carried the bonds in connection with calls of bonds purchased at a premium. As with any investment strategy, however, there is no guarantee that a call may not have a more substantial impact than anticipated.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating from Fitch, Moody's or S&P.

STRIPPED MUNICIPAL SECURITIES. Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES. The fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON BONDS. The fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. The fund may invest in taxable commercial paper only for temporary defensive purposes.

MORE INFORMATION ABOUT SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES

WHEN-ISSUED TRANSACTIONS. Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When the fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its Net Asset Value. The fund believes that its Net Asset Value or income will not be negatively affected by its purchase of municipal securities on a when-issued basis. The fund will not engage in when-issued transactions for investment leverage purposes.

Although the fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of the fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS. The fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

DIVERSIFICATION. The fund is a diversified fund. As a fundamental policy, the fund will not buy a security if, with respect to 75% of its total assets, more than 5% would be in the securities of any single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. For the purpose of determining diversification, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer. If the creating government or other entity guarantees a security, the guarantee is considered a separate security and is treated as an issue of the government or other entity. A guarantee of a security is not considered a security issued by the guarantor, however, if the value of all securities issued or guaranteed by that guarantor, and owned by the fund, does not exceed 10% of the fund's total assets.

The fund intends to meet certain diversification requirements for tax purposes. These requirements are discussed under "Additional Information on Distributions and Taxes."

The fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects.

SECURITIES TRANSACTIONS. The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

INVESTMENT RESTRICTIONS

The fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the fund or
(ii) 67% or more of the shares of the fund present at a shareholder meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy, whichever is less. The fund MAY NOT:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower provided such security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

6. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the fund, one or more of its officers, directors or investment advisor, own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.

8. Invest in commodities and commodity contracts, "puts," "calls," "straddles," "spreads" or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the fund and, therefore, there are no option transactions available for the fund. In addition, pursuant to the regulations under the Corporate Securities Laws of the State of California, the fund would have to limit its writing of call options to 25% of its net assets, unless it received an exemption from the Commissioner of Corporations, should such option transactions become available.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the fund invests its uninvested daily cash balances in shares of Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Templeton Group of Funds provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by the fund in any such money market fund do not exceed (A) the greater of (i) 5% of the fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Invest more than 25% of assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS

The Board has the responsibility for the overall management of the fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the fund under the 1940 Act are indicated by an asterisk (*).

                                 POSITIONS AND OFFICES
NAME, AGE AND ADDRESS            WITH THE FUND             PRINCIPAL OCCUPATION
DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------

  Frank H. Abbott, III (77)        Director
  1045 Sansome Street
  San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

  Harris J. Ashton (66)            Director
  191 Clapboard Ridge Road
  Greenwich, CT 06830

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

* Harmon E. Burns (53)             Vice President
  777 Mariners Island Blvd.        and Director
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

  Robert F. Carlson (70)           Director
  2120 Lambeth Way
  Carmichael, CA 95608

Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); former member and past Chairman of the Board, Sutter Community Hospitals, Sacramento, CA; former member, Corporate Board, Blue Shield of California; former Chief Counsel, California Department of Transportation; and director or trustee, as the case may be, of nine of the investment companies in the Franklin Templeton Group of Funds.

  S. Joseph Fortunato (66)         Director
  Park Avenue at Morris County
  P.O. Box 1945
  Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

* Charles B. Johnson (65)          Chairman of
  777 Mariners Island Blvd.        the Board
  San Mateo, CA 94404              and Director

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.;
officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

* Rupert H. Johnson, Jr. (58)      President
  777 Mariners Island Blvd.        and Director
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

  Frank W.T. LaHaye (69)           Director
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

  Gordon S. Macklin (70)           Director
  8212 Burning Tree Road
  Bethesda, MD 20817

Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

  Martin L. Flanagan (38)          Vice President
  777 Mariners Island Blvd.        and Chief
  San Mateo, CA 94404              Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

  Deborah R. Gatzek (49)           Vice President
  777 Mariners Island Blvd.        and Secretary
  San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

  Thomas J. Kenny (35)             Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Executive Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

  Diomedes Loo-Tam (59)            Treasurer and
  777 Mariners Island Blvd.        Principal
  San Mateo, CA 94404              Accounting
                                   Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

  Edward V. McVey (61)             Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

  R. Martin Wiskemann (71)         Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. As of June 1, 1998, nonaffiliated members of the Board are paid $1,100 per month plus $1,050 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The fees payable to nonaffiliated Board members by the fund are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members by the fund and by other funds in the Franklin Templeton Group of Funds.

                                                                                          NUMBER OF BOARDS
                                                                        TOTAL FEES        IN THE FRANKLIN
                                                   TOTAL FEES       RECEIVED FROM THE     TEMPLETON GROUP
                                                    RECEIVED        FRANKLIN TEMPLETON   OF FUNDS ON WHICH
NAME                                             FROM THE FUND***   GROUP OF FUNDS****   EACH SERVES*****
-----------------------------------------------------------------------------------------------------------
Frank H. Abbott, III  ...........................   $22,800            $165,937                 27

Harris J. Ashton ................................    21,850             344,642                 49

Robert F. Carlson* ..............................     6,650              17,680                  9

S. Joseph Fortunato .............................    21,850             361,562                 51

David W. Garbellano**............................     7,600              91,317                N/A

Frank W.T. LaHaye ...............................    22,800             141,433                 27

Gordon S. Macklin ...............................    21,850             337,292                 49

*Appointed January 15, 1998.
**Deceased, September 27, 1997.
***For the fiscal year ended April 30, 1998, during which time fees at the rate of $950 per month plus $950 per meeting attended were in effect.
****For the calendar year ended December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of June 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 36 Class I shares, or less than 1% of the total outstanding Class I shares of the fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

INVESTMENT MANAGEMENT
AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. The fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the fund to buy, hold or sell and the selection of brokers through whom the fund's portfolio transactions are executed. Advisers' extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the fund. Similarly, with respect to the fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% of the value of net assets up to and including $100 million; 1/24 of 1% of the value of net assets in excess of $100 million up to $250 million; 9/240 of 1% of the value of net assets in excess of $250 million up to $10 billion; 11/300 of 1% of the value of net assets in excess of $10 billion up to $12.5 billion; 7/200 of 1% of the value of net assets in excess of $12.5 billion up to $15 billion; 1/30 of 1% of the value of net assets in excess of $15 billion up to $17.5 billion; 19/600 of 1% of the value of net assets in excess of $17.5 billion up to $20 billion; and 3/100 of 1% of the value of net assets in excess of $20 billion. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

For the fiscal years ended April 30, 1998, 1997 and 1996, management fees totaling $32,368,130, $31,921,470 and $32,164,702, respectively, were paid to
Advisers.

MANAGEMENT AGREEMENT. The management agreement is in effect until March 31, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 30 days' written notice to Advisers, or by Advisers on 30 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal year ended April 30, 1998, and the period from October 1, 1996 through April 30, 1997, administration fees totaling $5,913,469 and $3,407,436, respectively, were paid to FT Services. The fee is paid by Advisers. It is not a separate expense of the fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITOR. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, is the fund's independent auditor. During the fiscal year ended April 30, 1998, the auditor's services consisted of rendering an opinion on the financial statements of the fund included in the fund's Annual Report to Shareholders for the fiscal year ended April 30, 1998.

HOW DOES THE FUND
BUY SECURITIES FOR ITS PORTFOLIO?
------------------------------------------------------------------------------

Since most purchases by the fund are principal transactions at net prices, the fund incurs little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the fund does not buy bonds in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended April 30, 1998, 1997 and 1996, the fund paid no brokerage commissions.

As of April 30, 1998, the fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?
------------------------------------------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES

The fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Banks and financial institutions that sell shares of the fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                                     SALES
SIZE OF PURCHASE - U.S. DOLLARS                     CHARGE
----------------------------------------------------------

Under $30,000...................................      3%
$30,000 but less than $100,000..................      2%
$100,000 but less than $400,000.................      1%
$400,000 or more................................      0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
------------------------------------------------------------------------------

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the fund may use a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION
ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. By meeting certain requirements of the Code, the fund has qualified and continues to qualify to pay "exempt-interest dividends" to shareholders. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they will also be exempt from that state's personal income taxes. A state generally does not grant tax-free treatment to interest on state and municipal securities of other states.

At the end of each calendar year, the fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your personal tax advisor to determine the application of your state and local laws to these distributions. Corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

The fund may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, on the excess of short-term capital gains over long-term capital losses earned by the fund ("net short-term capital gain"), or on ordinary income derived from the sale of market discount bonds. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or additional shares.

From time to time, the fund may buy a tax-exempt bond in the secondary market for a price that is less than the principal amount of the bond. This discount is called market discount if it exceeds a de minimis amount of discount under the Code. For market discount bonds purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount at the time of the sale) is treated as ordinary income rather than capital gain. Any distribution by the fund of market discount income will be taxable as ordinary income to you. The fund may elect in any fiscal year not to distribute to you its taxable ordinary income and to pay a federal income or excise tax on this income at the fund level. In any case, the amount of market discount, if any, is expected to be small.

DISTRIBUTIONS OF CAPITAL GAINS. The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Gains from securities sold by the fund that are held for more than one year will be taxable at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for individual investors in the 15% federal income tax bracket. Gains from securities sold by the fund before January 1, 1998, are taxable at different rates depending on the length of time the fund held such assets.

For "qualified 5-year gains," the maximum capital gains tax rate is 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket. For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years that are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities that are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Additional information on reporting capital gain distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. Please call Fund Information to request a copy. Questions about your personal tax reporting should be addressed to your personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions of taxable income, if any, which are declared in October, November or December to shareholders of record in such month, and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared. You will receive a Form 1099-DIV only for calendar years in which the fund has made a distribution to you of taxable ordinary income or capital gain.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The fund will inform you of the amount and character of your distributions at the time they are paid, and will shortly after the close of each calendar year advise you of the tax status for federal income tax purposes of such distributions, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, you may have designated as taxable, tax-exempt or as a tax preference a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets or 10% of the outstanding voting securities of the issuer;

o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The fund must distribute to its shareholders at least 90% of its investment company taxable income (i.e., net investment income plus net short-term capital gains) and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your shares in the fund and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in the fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. Because the fund's income is derived primarily from interest rather than dividends, no portion of its distributions will generally be eligible for the corporate dividends-received deduction. None of the dividends paid by the fund for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST. The interest on bonds issued to finance essential state and local government operations is generally tax-exempt, and distributions paid from this interest income will generally qualify as an exempt-interest dividend. Interest on certain non-essential or "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still exempt from regular federal income tax, constitutes a preference item for taxpayers in determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position.

Consistent with the fund's investment goal, the fund may acquire such private activity bonds if, in Advisers' opinion, such bonds represent the most attractive investment opportunity then available to the fund. Persons who are defined in the Code as "substantial users" (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying shares in the fund.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. To the extent the fund invests in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK), the fund may have to recognize income and make distributions to you before its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If the fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. The fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the fund may be required to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the fund's shares, aggregate underwriting commissions for the fiscal years ended April 30, 1998, 1997 and 1996, were $12,768,187, $12,215,933 and $17,594,884, respectively. After allowances to dealers, Distributors retained $811,334, $785,459 and $1,143,252 in net underwriting discounts and commissions and received $23,704, $30,800 and $11,378 in connection with redemptions or repurchases of shares for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLAN. Under the Class I plan, the fund may pay up to a maximum of 0.10% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plan, the Board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.01% will be paid to Distributors under the plan so long as the Fund's assets exceed $4 billion, or should the fund's assets fall below $4 billion, up to an additional 0.02% could be paid to Distributors. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.06% (0.05% plus 0.01%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plan, the plan permits the Board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plan.

THE CLASS II PLAN. Under the Class II plan, the fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plan, the fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, Advisers or Distributors or other parties on behalf of the fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended April 30, 1998, Distributors had eligible expenditures of $6,009,935 and $979,971 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, respectively, of which the fund paid Distributors $5,085,757 and $569,003 under the Class I and Class II plans.

HOW DOES THE FUND
MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Class I for the one-, five- and ten-year periods ended April 30, 1998, was 4.28%, 5.49% and 7.79%, respectively. The average annual total return for Class II for the one-year period ended April 30, 1998, and for the period from inception (May 1, 1995) through April 30, 1998, was 6.15% and 6.69%, respectively.

These figures were calculated according to the SEC formula:

                                        n
                                  P(1+T)  = ERV

where:

P =    a hypothetical initial payment of $1,000

T =    average annual total return

n =    number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Class I for the one-, five- and ten-year periods ended April 30, 1998, was 4.28%, 30.63% and 111.74%, respectively. The cumulative total return for Class II for the one-year period ended April 30, 1998, and for the period from inception (May 1, 1995) through April 30, 1998, was 6.15% and 21.43%, respectively.

YIELD

CURRENT YIELD. Current yield of each class shows the income per share earned by the fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended April 30, 1998, was 4.39% for Class I and 3.95% for Class II.

These figures were obtained using the following SEC formula:

                                               6
                           Yield = 2 [(a-b + 1)  - 1]
                                       ---
                                       cd

where:

a =  interest earned during the period

b =  expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d =  the maximum Offering Price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD. The fund may also quote a taxable-equivalent yield for each class that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield for the class. Taxable-equivalent yield is computed by dividing the portion of the class' yield that is tax-exempt by one minus the highest applicable federal income tax rate and adding the product to the portion of the class' yield that is not tax-exempt, if any. The taxable-equivalent yield for each class for the 30-day period ended April 30, 1998, was 7.27% for Class I and 6.54% for Class II.

As of April 30, 1998, the federal income tax rate upon which the taxable-equivalent yield quotations are based was 39.6%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the fund will be updated to reflect these changes. The fund expects updates may be necessary as tax rates are changed by the federal government. The advantage of tax-free investments, like the fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the fund.

CURRENT DISTRIBUTION RATE

Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended April 30, 1998, was 5.25% for Class I and 4.86% for Class II.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the class' current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal tax rate available to the fund. The taxable-equivalent distribution rate for each class for the 30-day period ended April 30, 1998, was 8.69% for Class I and 8.05% for Class II.

VOLATILITY

Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

c) IBC's Money Fund Report(R) - industry averages for 7-day annualized and compounded yields of taxable, tax-free, and government money funds.

d) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

e) Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

f) Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

g) Financial publications: THE WALL STREET JOURNAL, AND BUSINESS WEEK, Financial World, Forbes, Fortune, and MONEY MAGAZINES - provide performance statistics over specified time periods.

h) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

i) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg, L.P.

j) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

k) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the fund may also discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information may also compare the fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $236 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $49 billion in municipal bond assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of March 31, 1997.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1998, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1998). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of such securities, however, may fluctuate. This fluctuation will have a direct impact on the Net Asset Value of an investment in the fund.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

The fund offers two classes of shares: Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class I and Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class II.

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and
(iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the fund, for the fiscal year ended April 30, 1998, including the auditor's report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the fund's investment manager

BOARD - The Board of Directors of the fund

CD - Certificate of deposit

CLASS I AND CLASS II - The fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

PROSPECTUS - The prospectus for the fund dated September 1, 1998, which we may amend from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA category.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Semi
Annual Report


                                     October 31, 1998

Franklin Federal
Tax-Free Income Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


(PICTURE OMITTED)
Charles B. Johnson (right),
Chairman
Franklin Federal
Tax-Free Income Fund
Thomas J. Kenny (left),
Director
Franklin Municipal
Bond Department

Contents

Shareholder Letter  .............  1

Special Feature:
Franklin's Municipal
Bond Department .................  5

Manager's Discussion  ...........  8

Performance Summaries

  Class I  ......................  11

  Class II ......................  13

Financial Highlights &
Statement of Investments ........  15

Financial Statements               48

Notes to
Financial Statements               51


Shareholder Letter

Dear Shareholder:

It's a pleasure to bring you Franklin Federal Tax-Free Income Fund's semiannual report for the period ended October 31, 1998.

During the six-month reporting period, the Asian financial crisis spread to other emerging markets around the world, which began to negatively affect U.S. corporate earnings. After a six-year-long expansion, the U.S. economy started to slow. The gross domestic product (GDP) for first quarter 1998 posted a robust 5.5% annualized rate, followed by a more moderate, 1.8% annualized rate for the second quarter; the third quarter GDP was annualized at 3.9%. The modest growth reflected weak Asian demand for goods and a business inventory buildup. A higher U.S. trade deficit resulted, as Asian countries tried exporting their way out of their economic turmoil. For the first six months of this year, America's trade deficit was running at an annualized rate of $158 billion, far surpassing last year's imbalance of $110 billion. Clearly, the American consumer continues to drive our economy through relatively strong purchases of retail goods, durable goods, and new and existing homes. Looking forward, the consumer may well dictate the U.S. economy's direction.

During the reporting period, the yield on the benchmark 30-year U.S. Treasury bond continued its downward trend and hit record lows. The 30-year Treasury began the reporting period yielding 5.95% on April 30, 1998, and ended the period yielding 5.15% on October 31, 1998. On October 5, 1998, the 30-year Treasury yield fell to 4.70%, its all-time low. Falling yields reflected the 30-year Treasury bond's popularity among investors fleeing deteriorating foreign stock markets. Bond price and yield move in an inverse relationship, so the rising price of the 30-year Treasury led to a corresponding yield decline.

Responding to the global financial problems, the Federal Reserve Board (the Fed) gradually eased monetary policy in September and October. The Fed's monetary policy panel, the Federal Open Market Committee, twice cut the federal funds target rate by 0.25%, to 5.00%, hoping to stimulate growth. The Fed's move attempted to provide liquidity to the financial system, and make it easier for major corporations to obtain favorable lending from banks. The tempered economic activities combined with a period of benign inflation precipitated the low interest-rate environment.

Issuers of municipal bonds took advantage of low interest rates during the six-month period by refinancing outstanding, higher interest-rate debt. Additionally, many municipalities experienced solid fiscal conditions due to the strong economy. In fact, credit rating upgrades exceeded downgrades by a four-to-one ratio. Borrowing for new projects increased, such that the supply of new municipal bond issues in 1998 could approach record levels. Demand did not keep pace with the increased supply, causing municipal bonds to underperform compared with their taxable counterparts. At the end of the reporting period, the yield on 30-year, AAA-rated, insured municipal bonds stood at 94% of the yield on a 30-year Treasury bond, which in our opinion, creates an attractive investment opportunity in the municipal bond market. For those investors in the 39.6% tax bracket, the taxable equivalent yield on an average municipal bond was 7.95% versus 5.15% for the 30-year Treasury bond.*

*Source: Bloomberg, October 31, 1998.

Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, current tax-free income and relatively low-price volatility. The outlook for the municipal bond market should remain positive, given the stable U.S. economy, low inflation environment, budget surplus, strong dollar, and the economic and market uncertainty facing many of the world's regions.

Municipal bond funds continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to diversify risk in their portfolio. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund

/s/ Thomas J. Kenny
Thomas J. Kenny
Director
Franklin Municipal Bond Department

Franklin's Municipal
Bond Department

The Municipal Bond Department Today
Franklin is currently the nation's largest tax-free fund manager. With a team of 11 portfolio managers and 22 research analysts, we manage more than $50 billion of municipal assets in 43 funds for over 886,000 tax-free fund shareholder accounts.

Our Investment  Philosophy
The investment objective of Franklin's tax-free funds is to provide a high level of current, tax-free income while preserving shareholders' capital. Following a disciplined investment approach, we conduct a stringent credit analysis to search for what we believe to be undervalued situations, and generally purchase current coupon bonds at prices we consider favorable. We also acknowledge that our investors in general are risk-averse; therefore, we do not invest in exotic derivatives, nor leverage or hedge our portfolios, which would increase the funds' volatility.

Furthermore, Franklin positions its funds with a long-term investment horizon. We purchase a major portion of our municipal bonds in the new-issue market and incorporate a buy-and-hold strategy, attempting to reduce portfolio turnover and thus, avoid capital gain distributions. We expect our funds to distribute a relatively high level of tax-free income, and attempt to maximize risk-adjusted total return performance.

Research  and  Analysis

Franklin has one of the industry's largest research departments. Along with the portfolio managers, the research department's main mission is to identify the best municipal buying opportunities.

Our analysts specialize in their individual fields and focus on investment sectors, not geographic regions. With the use of proprietary databases, our analysts can provide fast and reliable analysis to portfolio managers about any bond issue being considered. Each year analysts visit a number of sites to get a perspective of our financed projects. They meet with management teams and municipal officials to discuss newly found potential opportunities and problems.

Our municipal bond team often takes on the role similar to that played by investment bankers. Many of our competitors routinely turn away from issues that may be unattractive on the surface; at Franklin, we pride ourselves in proposing changes to these issues, and work to make them acceptable to our criteria. These situations often provide us with excellent investment return.

The ability and willingness to work with issuers and our reputation for talented analysts also make us a preferred client to receive the "first call" on issues many brokerage houses underwrite. Lastly, our research analysts have made significant efforts to improve municipal markets. With their involvement and leadership, they have been working with attorney and issuer groups and industry regulators to strengthen the municipal bond industry.


(PICTURE OMITTED)

Franklin Municipal Bond Team

Manager's Discussion

Your Fund's Goal: Franklin Federal Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a nationally diversified portfolio consisting of municipal securities.1


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

For the first three quarters of 1998, the municipal bond market experienced near record supply. As mentioned in our previous report, municipal bond insurance covered over 50% of new issues. Benefiting from increased competition among insurers and many municipalities' improved financial strength, municipal bond insurance became relatively inexpensive and provided issuers improved marketability. Many state and local governments experienced record revenues, as well as budget surpluses, which enabled them to borrow for infrastructure financing. As of third quarter 1998, over $220 billion of new issues came to market, a 40% increase over 1997.

This supply weighed heavily on the municipal bond market. Although demand remained steady in this market, it was not sufficient to meet the increased supply, causing municipal bonds to underperform compared with their taxable counterparts. At the same time, global market weakness caused many investors to seek the safe haven of U.S. Treasuries, pushing their prices higher and hence, yields lower. By the end of the reporting period, there was little difference between long-term municipal yields and Treasury yields, as the chart on page 10 shows. On May 1, 1998, the beginning of the six-month reporting period, the Bond Buyer Municipal 40 Index was yielding 5.37%, and the 30-year Treasury yield was 5.94%. The index ended the reporting period yielding 5.13%, while the 30-year Treasury yield stood at 5.15%. Such a slim margin between municipal bond yields and Treasury yields created an attractive taxable equivalent rate for the fund.

1. These dividends are generally subject to state and local income taxes, if any. For investors subject to federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 17 of this report.

The large supply in the municipal bond market provided Franklin Federal Tax-Free Income Fund the flexibility to diversify its assets. Although New York and California are generally the largest issuers of municipal bonds, we seek to maintain a portfolio diversified among the states. During the reporting period, the number of portfolio positions increased from 930 to 983 and included investments in all 50 states. As opportunities arose, we added to our holdings in Texas, Illinois, Wisconsin and Colorado. Taking advantage of ample supply in the insured sector, we boosted the amount of insured securities to 23.5%, from 21.8%, over the six-month reporting period.

New York  issues  remain  our  largest  single-state  sector,  at 17.1% of total long-term investments. New York state and New York City recorded 1998 fiscal-year budget surpluses. The improved fiscal performance contributed to New York City's municipal securities' credit rating upgrade. As of October 31, 1998, all three national credit rating agencies now give A ratings for New York City's obligations.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Going forward, our outlook for Franklin Federal Tax-Free Income Fund is positive. We believe municipal bond supply should remain robust, and we expect relatively strong demand due to the attractiveness of municipal bonds versus other fixed-income investments. The fund should continue to produce a steady source of tax-free income for investors.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Performance Summary

Class I
Franklin Federal Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 17 cents, from $12.25 on April 30, 1998, to $12.42 on October 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 33.6 cents ($0.336) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of October's monthly per-share dividend of 5.6 cents ($0.056) and the maximum offering price of $12.97 on October 31, 1998, your fund's distribution rate was 5.18%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.58% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Performance
Class I
Periods ended 10/31/98
                                                                  Since
                                                                Inception
                                       1-Year  5-Year  10-Year  (10/7/83)
----------------------------------------------------------------------------
Cumulative Total Return1                 7.20%  34.88% 112.50%    271.73%
Average Annual Total Return2             2.67%   5.26%   7.36%      8.79%

Distribution Rate3                           5.18%
Taxable Equivalent Distribution Rate4        8.58%
30-Day Standardized Yield5                   4.03%
Taxable Equivalent Yield4                    6.67%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus actual total returns would differ.
3. Distribution rate is based on an annualization of October's 5.6 cent per share monthly dividend and the maximum offering price of $12.97 on October 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.
Effective  May 1,  1994,  the fund  eliminated  the sales  charge on  reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Class II
Franklin Federal Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 18 cents, from $12.24 on April 30, 1998, to $12.42 on October 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 30.04 cents ($0.3004) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of October's monthly per-share dividend of 5.01 cents ($0.0501) and the maximum offering price of $12.55 on October 31, 1998, your fund's distribution rate was 4.79%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.93% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Performance
Class II
Periods ended 10/31/98

                                                                Since
                                                              Inception
                                              1-Year   3-Year  (5/1/95)
--------------------------------------------------------------------------
Cumulative Total Return1                       6.67%    21.05%  27.55%
Average Annual Total Return2                   4.64%     6.22%   6.88%

Distribution Rate3                        4.79%
Taxable Equivalent Distribution Rate4     7.93%
30-Day Standardized Yield5                3.61%
Taxable Equivalent Yield4                 5.98%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of October's 5.01 cent per share monthly dividend and the maximum offering price of $12.55 on October 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights

                                                                       Class I
                                             ------------------------------------------------------------------
                                             Six Months Ended
                                             October 31, 1998              Year Ended April 30,
                                                             --------------------------------------------------
                                               (unaudited)   1998       1997       1996       1995       1994
                                             ------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........   $12.25     $11.90     $11.83     $11.73     $11.81     $12.24
                                             ------------------------------------------------------------------
Income from investment operations:
 Net investment income .......................      .34        .69        .71        .74        .75        .77
 Net realized and unrealized gains (losses) ..      .17        .35        .07        .10       (.05)      (.41)
                                             ------------------------------------------------------------------
Total from investment operations .............      .51       1.04        .78        .84        .70        .36
Less distributions from net investment income      (.34)      (.69)      (.71)      (.74)      (.78)      (.79)
                                             ------------------------------------------------------------------
Net asset value, end of period ...............   $12.42     $12.25     $11.90     $11.83     $11.73     $11.81
                                             ==================================================================

Total Return* ................................     4.19%      8.92%      6.81%      7.33%      6.21%      2.58%

Ratios/Supplemental Data
Net assets, end of period (000's) ............  $7,133,824  $7,022,961 $6,905,488 $7,012,601 $6,886,941 $6,804,262
Ratios to average net assets:
 Expenses ....................................      .58%**      .59%      .58%       .57%       .59%       .52%
 Net investment income .......................     5.46%**     5.70%     6.00%      6.20%      6.47%      6.27%
Portfolio turnover rate ......................     6.54%      14.54%    16.43%     25.10%     19.88%     24.59%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.


                                                                            Class II
                                                  -------------------------------------------------------------
                                                       Six Months Ended
                                                       October 31, 1998            Year Ended April 30,
                                                                          -------------------------------------
                                                          (unaudited)         1998       1997       1996***
                                                  -------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $12.24           $11.90    $11.82       $11.73
                                                  -------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................          .30              .63       .66          .68
 Net realized and unrealized gains ..................          .18              .33       .06          .09
                                                  -------------------------------------------------------------
Total from investment operations ....................          .48              .96       .72          .77
Less distributions from net investment income .......         (.30)            (.62)     (.64)        (.68)
                                                  -------------------------------------------------------------
Net asset value, end of period ......................       $12.42           $12.24    $11.90       $11.82
                                                  =============================================================

Total Return* .......................................         3.97%            8.22%     6.28%        6.68%

Ratios/Supplemental Data
Net assets, end of period (000's) ...................      $176,317         $135,195   $71,944      $34,110
Ratios to average net assets:
 Expenses ...........................................         1.16%**          1.17%     1.16%        1.15%
 Net investment income ..............................         4.88%**          5.12%     5.42%        5.68%
Portfolio turnover rate .............................         6.54%           14.54%    16.43%       25.10%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
***The Fund paid a dividend to shareholders of record on the beginning of business, May 1, 1995 in the amount of $0.062 per share. The net asset value at the beginning of period includes this dividend.



FRANKLIN FEDERAL TAX-FREE INCOME FUND
Statement of Investments, October 31, 1998 (unaudited)

                                                                                                          PRINCIPAL
                                                                                                           AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
aLong Term Investments 97.7%
 Bonds 95.5%
 Alabama 1.3%
 Alabama HFA, SFMR, Collateralized Home Mortgage, Series D-2, 5.75%, 10/01/23 .....................     $ 5,400,000    $  5,571,936
 Alabama Water Pollution Control Authority, Revolving Fund Loan, Series B, Pre-Refunded, 7.75%, 8/15/12   5,925,000       6,389,402
 Anniston Regional Medical Center Board, Series A, AMBAC Insured, 5.125%, 6/01/28 .................       7,000,000       7,002,730
 Citronelle IDB, PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Plc., Series 1982, 8.00%,
 12/01/12 .........................................................................................       1,000,000       1,073,370
 Courtland IDB, PCR, Champion International Corp. Project, Refunding, 6.15%, 6/01/19 ..............       5,000,000       5,310,800
 Courtland IDBR, Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ...............      12,000,000      13,212,600
 Fairfield IDB, Environmental Improvement Revenue, USX Corp. Projects, Refunding, 5.45%, 9/01/14 ..       1,445,000       1,469,319
 Jefferson County Sewer Revenue, Warrants,
 Refunding, Series A, FGIC Insured, 5.625%, 2/01/22 ...............................................       4,000,000       4,280,200
 Series D, FGIC Insured, 5.75%, 2/01/22 ...........................................................      15,995,000      17,330,742
 Series D, FGIC Insured, 5.75%, 2/01/27 ...........................................................      19,715,000      21,361,400
 Mc Intosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding, Series C, 5.375%, 6/01/28   5,000,000       5,062,150
 Montgomery Medical Clinic Board, Health Care Facilities Revenue, Jackson Hospital and Clinic, Refunding,
 AMBAC Insured, 6.00%, 3/01/26 ....................................................................       5,385,000       5,894,367
                                                                                                                        -----------
                                                                                                                         93,959,016
                                                                                                                        -----------
 Alaska 1.9%
 Alaska Industrial Development and Export Authority, Revolving Fund, Series A, 7.95%, 4/01/10 .....       1,775,000       1,888,369
 Alaska State HFC,
 Collateralized Home Mortgage, Series A-1, 6.75%, 12/01/32 ........................................       3,400,000       3,609,134
 Mortgage, Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 .....................................       4,290,000       4,546,070
 Refunding, Series A, MBIA Insured, 5.875%, 12/01/24 ..............................................      17,875,000      18,711,908
 Refunding, Series A, MBIA Insured, 5.875%, 12/01/30 ..............................................      11,600,000      12,092,072
 Refunding, Series A, MBIA Insured, 6.10%, 12/01/37 ...............................................      34,000,000      35,952,960
 Series A, Pre-Refunded, 6.60%, 12/01/23 ..........................................................       8,000,000       8,903,120
 Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25 .........................................      20,530,000      22,039,776
 Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project, Refunding,
 6.50%, 12/01/02 ..................................................................................       3,360,000       3,616,570
 6.75%, 12/01/08 ..................................................................................       3,500,000       3,783,045
 Valdez Marine Terminal Revenue, BP Pipelines, Inc. Project, Refunding, Series A, 5.85%, 8/01/25 ..      25,000,000      25,955,000
                                                                                                                        -----------
                                                                                                                        141,098,024
                                                                                                                        -----------
 Arizona .4%
 Maricopa County IDA, Health Facilities Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ............      20,000,000      20,241,400
 Phoenix Civic Improvement Corporation Airport Revenue, Senior Lien, Series B, FSA Insured, 5.00%,        8,500,000       8,462,175
                                                                                                                        -----------
 7/01/25                                                                                                                 28,703,575
                                                                                                                        -----------
 Arkansas 1.4%
 Arkansas State Development Financing Authority, Driver's License Revenue, State Police Headquarters,
 Wireless Data, FGIC Insured, 5.40%, 6/01/18 ......................................................       4,000,000       4,166,920
 Desha County Residential Housing Facilities Board, SFMR, Refunding, 7.50%, 4/01/11 ...............       1,940,000       2,066,236
 Independence County Public Health and Education Facilities Board, Capital Revenue, White River Control Project,
 Refunding & Improvement, Pre-Refunded, 8.00%, 6/01/09 ............................................       3,115,000       3,265,174
 Jefferson County PCR,
 Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 ..................................       1,465,000       1,587,049
 Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ........................................       5,000,000       5,082,000
 Little River County Revenue, Georgia-Pacific Corporate Project, Refunding, 5.60%, 10/01/26 .......      13,000,000      13,041,340
 Arkansas (cont.)
 Pope County PCR, Power and Light Co. Project, Refunding, 6.30%,
 12/01/16 .........................................................................................     $ 2,600,000    $  2,813,954
 11/01/20 .........................................................................................      60,000,000      62,688,600
 Pulaski County,
 Health Facilities Board Revenue Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ...........       1,500,000       1,461,240
 Public Facilities Board, MFR, Refunding, Series A, GNMA Insured, 5.45%, 12/20/18 .................       1,000,000       1,012,630
 University of Central Arkansas,
 Academic Facilities Revenue, Series B, AMBAC Insured, 5.875%, 4/01/16 ............................         250,000         275,203
 Academic Facilities Revenue, Series C, AMBAC Insured, 6.00%, 4/01/21 .............................       1,000,000       1,108,620
 Athletic Facilities Revenue, Series C, AMBAC Insured, 6.00%, 4/01/21 .............................       1,000,000       1,108,620
 Athletic Facilities Revenue, Series C, AMBAC Insured, 6.125%, 4/01/26 ............................         825,000         911,130
 Housing System Revenue, Refunding, Series A, AMBAC Insured, 6.00%, 4/01/21 .......................       1,000,000       1,108,620
                                                                                                                        -----------
                                                                                                                        101,697,336
                                                                                                                        -----------
 California 4.9%
 Alhambra COP, Clubhouse Facility Project, 11.25%
 1/01/08 ..........................................................................................         410,000         418,688
 1/01/09 ..........................................................................................         455,000         464,564
 1/01/10 ..........................................................................................         500,000         510,470
 Burbank RDA, Tax Allocation, Refunding, Series A, 6.25%, 12/01/24 ................................       5,325,000       5,740,084
 California Health Facilities, Financing Authority Revenue, St. Francis Medical Center, Refunding, Series H, AMBAC
 Insured, 6.30%, 10/01/15 .........................................................................       2,800,000       3,182,256
 California State Educational Facilities Authority Revenue,
 National University, Connie Lee Insured, 6.00%, 5/01/09 ..........................................       3,580,000       3,996,891
 Pooled College and University Projects, Series B, 6.00%, 12/01/20 ................................       6,025,000       6,482,719
 California State GO,
 6.00%, 5/01/18 ...................................................................................         535,000         590,587
 5.90%, 4/01/23 ...................................................................................       1,200,000       1,300,740
 FGIC Insured, 6.00%, 5/01/20 .....................................................................         850,000         936,547
 FGIC Insured, Pre-Refunded, 6.00%, 5/01/20 .......................................................      11,650,000      13,099,027
 Series 1994, 5.90%, 5/01/08 ......................................................................       3,070,000       3,436,773
 Veterans Bonds, Series BC, 6.00%, 2/01/10 ........................................................       1,000,000       1,015,780
 Veterans Bonds, Series BD, BE, and BF, 6.55%, 2/01/25 ............................................      14,700,000      14,941,668
 California State Public Works Board, Lease Revenue, Various University of California Projects, Series A, 6.375%,
 10/01/14 .........................................................................................       4,000,000       4,592,880
 10/01/19 .........................................................................................       2,000,000       2,296,440
 California Statewide Communities Development Authority Revenue, COP, Sutter Health Obligation Group,
 MBIA Insured, 6.00%, 8/15/25 .....................................................................      14,750,000      16,329,873
 Chino USD, COP, Refunding, FSA Insured, 5.90%, 9/01/15 ...........................................       8,250,000       9,094,800
 Coalinga Public Finance Authority Revenue, Series B, 6.25%, 9/15/07 ..............................       1,020,000       1,044,378
 Commerce, Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%, 7/01/10 .............       1,000,000       1,184,950
 Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Senior Lien, Series A, 6.50%,       59,240,000      66,583,983
 1/01/32
 Forty-Niner Shops, Inc., Auxiliary Organization, California State Long Beach Project, 6.875%,
 4/01/07 ..........................................................................................       1,090,000       1,222,795
 4/01/12 ..........................................................................................       1,565,000       1,755,664
 Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, Proposition C, Refunding,
 Second Series A, AMBAC Insured, 5.00%, 7/01/23 ...................................................      10,000,000       9,971,200
 California (cont.)
 Los Angeles CRDA, Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%, 1/01/27 ............     $ 3,180,000    $  3,451,731
 Los Angeles Department of Water and Power, Electric Plant Revenue, Refunding, MBIA Insured, 6.00%,       3,000,000       3,203,880
 2/01/28
 Los Angeles Regional Airport Improvements Corp., Lease Revenue,
 Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ..........................      18,500,000      20,263,605
 United Airlines, Inc. Project, Refunding, 6.875%, 11/15/12 .......................................       8,400,000       9,245,292
 Pomona Public Financing Authority Revenue, Series Q, MBIA Insured, 5.90%, 12/01/25 ...............       4,000,000       4,379,000
 Sacramento County Airport Systems Revenue, Sub-Series D, MBIA Insured, 6.00%, 7/01/16 ............       6,480,000       7,285,464
 San Bernardino County COP, Medical Center Financing Project, Series A, MBIA Insured, 5.875%, 8/01/26    33,315,000      36,322,012
 San Francisco City and County RDA Revenue,
 George Moscone Convention Center, Lease Revenue, 6.75%, 7/01/24 ..................................       7,075,000       8,102,007
 Tax Allocation Redevelopment Project, 6.50%, 8/01/22 .............................................      12,680,000      14,700,812
 San Francisco City and County Sewer Revenue, Series A, FGIC Insured, 5.90%, 10/01/20 .............      10,380,000      11,247,041
 San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
 5.00%, 1/01/33 ...................................................................................       5,000,000       4,840,650
 Pre-Refunded, 7.00%, 1/01/30 .....................................................................      16,785,000      19,188,948
 University of California Revenues,
 Hospital - U.C. Medical Center, AMBAC Insured, 5.75%, 7/01/24 ....................................      25,000,000      27,080,250
 Research Facilities, Series B, Pre-Refunded, 6.55%, 9/01/24 ......................................      11,780,000      13,419,658
 Windsor RDA Revenue, Tax Allocation, Windsor Project, 7.00%, 9/01/24 .............................       2,405,000       2,661,998
                                                                                                                        -----------
                                                                                                                        355,586,105
                                                                                                                        -----------
 Colorado 4.8%
 Colorado Health Facilities Authority Revenue,
 Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ...........................................       3,035,000       2,956,576
 Kaiser Permanente, Series A, 5.35%, 11/01/16 .....................................................      13,250,000      13,398,003
 Series B, 5.35%, 8/01/15 .........................................................................      20,200,000      20,763,580
 Colorado HFA, GO, Series A, 7.50%, 5/01/29 .......................................................       1,595,000       1,675,611
 Colorado Post-Secondary Educational Facilities Authority Revenue, University of Denver Project,
 Refunding & Improvement, MBIA Insured, 5.375%, 3/01/18 ...........................................       6,000,000       6,256,500
 Colorado Springs Utilities Revenue, System Improvement, Series A, Subordinate Lien., 5.00%, 11/15/27    20,000,000      19,818,000
 Denver City and County Airport Revenue,
 Series A, 8.875%, 11/15/12 .......................................................................      12,130,000      13,836,934
 Series A, 7.50%, 11/15/23 ........................................................................      13,590,000      15,572,237
 Series A, 8.50%, 11/15/23 ........................................................................      72,960,000      79,924,032
 Series A, 8.00%, 11/15/25 ........................................................................      20,305,000      22,048,184
 Series A, 8.00%, 11/15/25 ........................................................................       1,480,000       1,626,076
 Series A, Pre-Refunded, 7.50%, 11/15/12 ..........................................................      11,200,000      12,950,224
 Series A, Pre-Refunded, 8.875%, 11/15/12 .........................................................       4,515,000       5,252,661
 Series A, Pre-Refunded, 7.50%, 11/15/23 ..........................................................       2,930,000       3,512,045
 Series A, Pre-Refunded, 8.50%, 11/15/23 ..........................................................       6,985,000       7,771,930
 Series A, Pre-Refunded, 7.25%, 11/15/25 ..........................................................      16,465,000      18,918,779
 Series A, Pre-Refunded, 7.25%, 11/15/25 ..........................................................       8,060,000       9,261,182
 Series A, Pre-Refunded, 8.00%, 11/15/25 ..........................................................       2,020,000       2,227,979
 Series A, Pre-Refunded, 8.00%, 11/15/25 ..........................................................         520,000         582,743
 Series B, 7.25%, 11/15/23 ........................................................................       2,120,000       2,344,911
 Series B, Pre-Refunded, 7.25%, 11/15/23 ..........................................................         530,000         605,764
 Series D, 7.75%, 11/15/21 ........................................................................       8,950,000       9,913,647
 Colorado (cont.)
 Denver City and County Airport Revenue, (cont.)
 Series D, 7.00%, 11/15/25 ........................................................................     $ 7,835,000    $  8,352,032
 Series D, Pre-Refunded, 7.75%, 11/15/21 ..........................................................       2,510,000       2,839,889
 Denver City and County Special Facilities, Airport Revenue, United Airlines, Inc. Project,              47,980,000      51,855,345
 Series A, 6.875%, 10/01/32
 Littleton MFR, Rental Housing, Riverpointe Project I, Series 1985, 8.00%, 12/01/22 ...............      16,105,000      16,486,689
                                                                                                                        -----------
                                                                                                                        350,751,553
                                                                                                                        -----------
 Connecticut
 Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Insured, 5.80%, 8/20/39 .       2,870,000       2,975,645
                                                                                                                        -----------
 Delaware
 Delaware State EDA Revenue, Water Development, Wilmington, Refunding, Series B, 6.45%, 12/01/07 ..       1,160,000       1,340,995
 Delaware State Housing Authority, MFMR, Refunding, Series D, 6.75%, 7/01/06 ......................       2,000,000       2,217,580
                                                                                                                        -----------
                                                                                                                          3,558,575
                                                                                                                        -----------
 Florida 2.0%
 Bay County Resource Recovery Revenue, Refunding,
 Series A, MBIA Insured, 6.50%, 7/01/07 ...........................................................       2,100,000       2,332,239
 Series B, MBIA Insured, 6.50%, 7/01/07 ...........................................................      11,020,000      12,238,702
 Broward County Resource Recovery Revenue, Broward Waste Energy Co., L.P., North Project, Series 1984, 7.95%,
 12/01/08 .........................................................................................      40,950,000      43,675,223
 Callaway/Bay County Waste Water Systems Revenue, Series A, FGIC Insured, 6.00%, 9/01/26 ..........       1,000,000       1,108,560
 Florida State Board Of Education, Capital Outlay, Public Education, Refunding, Series 1992, 6.40%,      22,475,000      24,347,842
 6/01/19
 Florida State Department of Transportation,
 Right of Way Acquisition and Bridge, 5.375%, 7/01/26 .............................................      10,000,000      10,317,000
 Turnpike Revenue, Series A, Pre-Refunded, 7.75%, 7/01/09 .........................................       7,125,000       7,485,739
 Lakeland Retirement Community, First Mortgage Revenue, Carpenters Home Estate Project, 9.50%, 9/01/06    3,330,000       3,330,000
 Manatee County IDR, Manatee Hospital and Health Systems, Inc., Pre-Refunded, 9.25%, 3/01/21 ......       6,500,000       7,423,260
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/16 .....................       5,000,000       5,768,450
bSouth Miami Florida Health Facilities Authority Hospital Revenue, Baptist Health System Obligation Group,
 MBIA Insured, 5.00%, 11/15/28 ....................................................................       7,000,000       6,924,680
 St. Augustine Water and Sewer Revenue, Refunding, Series A, MBIA Insured, 6.20%,
 10/01/00 .........................................................................................         840,000         884,024
 10/01/01 .........................................................................................         890,000         956,634
 10/01/02 .........................................................................................         940,000       1,028,322
 10/01/03 .........................................................................................       1,005,000       1,117,741
 10/01/04 .........................................................................................       1,065,000       1,199,084
 10/01/05 .........................................................................................       1,130,000       1,286,019
 10/01/06 .........................................................................................       1,200,000       1,381,692
 10/01/07 .........................................................................................       1,275,000       1,463,024
 10/01/08 .........................................................................................       1,355,000       1,539,822
 10/01/12 .........................................................................................       6,300,000       7,114,653
 Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ......................       2,000,000       2,052,520
                                                                                                                        -----------
                                                                                                                        144,975,230
                                                                                                                        -----------
 Georgia 2.3%
 Burke County Development Authority, PCR, Georgia Power Co., Plant Vogle Project,
 Series 1984-1, MBIA Insured, 6.60%, 7/01/24 ......................................................     105,000,000     108,851,400
 Series 1984-7, MBIA Insured, 6.625%, 10/01/24 ....................................................       8,025,000       8,371,439
 Georgia (cont.)
 Fulton County Development Authority, Special Facilities Revenue, Delta Airlines, Inc. Project,
 5.45%, 5/01/23 ...................................................................................     $ 3,000,000    $  2,956,110
 Refunding, 6.85%, 11/01/07 .......................................................................       3,400,000       3,701,546
 Refunding, 6.95%, 11/01/12 .......................................................................       5,500,000       5,994,945
 Gainsville and Hall County Hospital Authority Revenue Anticipation Certificates, Northeast
 Georgia Healthcare Project, Refunding, MBIA Insured, 6.00%, 10/01/25 .............................       7,975,000       8,725,607
 Georgia Municipal Electric Authority Power Revenue,
 Series B, 6.375%, 1/01/16 ........................................................................      14,000,000      14,979,720
 Series EE, 6.40%, 1/01/23 ........................................................................       6,325,000       7,034,792
 Georgia State HFA Revenue, Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ..........       3,635,000       3,875,746
 Monroe County Development Authority, PCR, Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19 .......       4,300,000       4,477,074
                                                                                                                        -----------
                                                                                                                        168,968,379
                                                                                                                        -----------
 Hawaii 1.2%
 Hawaii State Airports System Revenue,
 FGIC Insured, 7.00%, 7/01/20 .....................................................................       1,000,000       1,095,810
 Second Series, 7.00%, 7/01/07 ....................................................................      12,000,000      13,066,680
 Second Series, 6.90%, 7/01/12 ....................................................................         500,000         599,795
 Second Series, 7.00%, 7/01/18 ....................................................................       2,830,000       3,046,580
 Hawaii State Department of Budget and Finance,
Special Purposes Mortgage Revenue, Hawaii Electric Light Co. Project, 7.20%, 12/01/14 .............         200,000         210,560
 Special Purposes Mortgage Revenue, Hawaii Electric Light Co. Project, Series A, 7.35%, 1/01/20 ...       1,000,000       1,051,540
 Special Purposes Mortgage Revenue, Hawaii Electric Light Co. Project, Series A, MBIA Insured, 5.65%,
 10/01/27 .........................................................................................      20,000,000      21,794,400
 Special Purposes Mortgage Revenue, Kaiser Hospital, 6.25%, 3/01/21 ...............................         900,000         948,510
 Special Purposes Mortgage Revenue, Kapiolani Health Care System, Refunding, 6.00%, 7/01/19 .......       2,600,000       2,762,500
 Special Purposes Mortgage Revenue, Wahiawa General Hospital Project, 7.50%, 7/01/12 ..............       1,000,000       1,090,800
 Special Purposes Revenue, 6.00%, 7/01/11 .........................................................       1,000,000       1,094,710
 Special Purposes Revenue, 6.20%, 7/01/16 .........................................................       2,000,000       2,177,060
 Special Purposes Revenue, 6.25%, 7/01/21 .........................................................       6,250,000       6,818,813
 Special Purposes Revenue, The Queens Health System, Refunding, Series A, 5.75%, 7/01/26 ..........       5,800,000       6,115,926
 Special Purposes Revenue, The Queens Health System, Series B, MBIA Insured, 5.25%, 7/01/23 .......       5,000,000       5,153,700
 Special Purposes Revenue, The Queens Health System, Series B, MBIA Insured, 5.00%, 7/01/28 .......       3,250,000       3,272,653
 Hawaii State SFMR,
 HFC, Series A, 7.00%, 7/01/11 ....................................................................         230,000         245,332
 HFC, Series A, 7.10%, 7/01/24 ....................................................................       3,350,000       3,573,747
 HFC, Series B, 6.90%, 7/01/16 ....................................................................         245,000         261,964
 HFC, Series B, 7.00%, 7/01/31 ....................................................................       8,055,000       8,618,608
 Housing and Development Corp., Purchase Revenue, Series A, 5.75%, 7/01/30 ........................       2,500,000       2,580,225
                                                                                                                        -----------
                                                                                                                         85,579,913
                                                                                                                        -----------
 Idaho .1%
 Idaho Housing Agency,
 Refunding, Series D-1, 6.45%, 7/01/19 ............................................................       2,190,000       2,347,461
 SFMR, Senior Bond, Series B-1, FGIC Insured, 7.85%, 7/01/09 ......................................         745,000         768,155
 SFMR, Senior Bond, Series B-1, FGIC Insured, 7.90%, 1/01/21 ......................................       1,120,000       1,151,786
 Power County PCR, FMC Corp. Project, Refunding, 5.625%, 10/01/14 .................................       2,200,000       2,280,696
                                                                                                                        -----------
                                                                                                                          6,548,098
                                                                                                                        -----------
 Illinois 7.2%
 Bryant PCR, Central Illinois Light Co. Project, Refunding,
 Series A, 6.50%, 2/01/18 .........................................................................     $ 7,200,000   $   7,738,056
 Series C, 6.50%, 1/01/10 .........................................................................       5,000,000       5,418,450
 Chicago Board of Education, Chicago School Reform,
 MBIA Insured, 6.00%, 12/01/16 ....................................................................       9,700,000      10,720,537
 MBIA Insured, 6.00%, 12/01/26 ....................................................................       7,600,000       8,334,692
 Series A, AMBAC Insured, 5.25%, 12/01/27 .........................................................      10,000,000      10,125,300
 Series A, AMBAC Insured, 5.25%, 12/01/30 .........................................................       8,830,000       8,925,717
 Chicago COP, AMBAC Insured, 7.75%, 7/15/11 .......................................................      20,000,000      24,318,000
 Chicago Gas Supply Revenue, The Peoples Gas Light, Refunding, Series A, 6.10%, 6/01/25 ...........      12,000,000      12,911,880
 Chicago GO, Lakefront Millennium Parking Facilities, 5.125%, 1/01/28 .............................      26,345,000      26,126,337
 Chicago SFMR, Collateralized, Series A, 7.25%, 9/01/28 ...........................................       3,800,000       4,316,458
 Chicago Wastewater Transmission Revenue, Refunding, FGIC Insured, 5.125%, 1/01/25 ................       5,000,000       5,008,700
 Chicago-O'Hare International Airport Revenue, Special Facilities, United Airlines, Inc. Project,
 8.45%, 5/01/07 ...................................................................................       4,300,000       4,620,264
 8.50%, 5/01/18 ...................................................................................      12,305,000      13,228,367
 8.20%, 12/01/24 ..................................................................................      11,720,000      14,083,572
 Series A, 8.40%, 5/01/18 .........................................................................         450,000         471,528
 Series C, 8.20%, 5/01/18 .........................................................................      27,600,000      28,893,888
 Cook County,
 Capital Improvement, Refunding, FGIC Insured, 5.90%, 12/01/14 ....................................      10,000,000      10,998,700
 Orland Park School District No. 135, Refunding, FGIC Insured, 5.875%, 11/15/22 ...................      10,000,000      11,312,800
 Refunding, Series A, MBIA Insured, 5.625%, 11/15/22 ..............................................      20,000,000      21,042,000
 Tinley Park School District No.140, Refunding, Series A, AMBAC Insured, 6.00%, 12/01/15 ..........       8,750,000       9,727,025
 Illinois Development Finance Authority, PCR,
 Central Illinois Public Service Co., Refunding, Series A, 6.375%, 1/01/28 ........................      15,200,000      16,223,720
 Commonwealth Edison Co. Project, Series 1991, 7.25%, 6/01/11 .....................................       7,500,000       8,089,575
 Illinois Power Co. Project, Refunding, Series A, 7.375%, 7/01/21 .................................      26,550,000      30,827,205
 Illinois Development Finance Authority Revenue, Provena Health, Series A, MBIA Insured, 5.50%, 5/15/21  13,240,000      13,732,263
 Illinois Educational Facilities Authority Revenues, Midwestern University, Series B, MBIA-IBC Insured,
 5.50%, 5/15/28 ...................................................................................       6,250,000       6,487,875
 Illinois HDA,
 Homeowner Mortgage, Series A-1, 6.85%, 8/01/17 ...................................................       4,245,000       4,646,832
 MF Program, Lawndale Redevelopment Project, 7.10%, 12/01/34 ......................................      20,000,000      22,026,800
 MF Program, Refunding, Series A, 7.10%, 7/01/26 ..................................................      12,915,000      13,980,746
 MF Program, Series 1, 6.625%, 9/01/12 ............................................................      12,000,000      12,850,680
 MF Program, Series 1, 6.75%, 9/01/21 .............................................................       7,550,000       8,057,662
 MF Program, Series C, 7.35%, 7/01/11 .............................................................       2,265,000       2,378,975
 RMR, Series B, 7.25%, 8/01/17 ....................................................................       7,065,000       7,478,091
 Illinois Health Facilities Authority Revenue,
 Edwards Hospital Project, Refunding, Pre-Refunded, 7.00%, 2/15/22 ................................       2,000,000       2,234,140
 Hospital Sisters Services Incorporated, Series A, MBIA Insured, 5.00%, 6/01/18 ...................      10,000,000       9,791,800
 Loyola University Health System, Refunding, Series A, MBIA Insured, 5.625%, 7/01/18 ..............       9,195,000       9,774,193
 Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 ...............................       2,885,000       2,938,171
 Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 ..............       7,500,000       7,471,350
 Servantcor, Refunding, Series A, Pre-Refunded, 7.875%, 8/15/19 ...................................       1,000,000       1,056,400
 Servantcor, Refunding, Series B, Pre-Refunded, 7.875%, 8/15/19 ...................................       3,000,000       3,169,200
 Illinois (cont.)
 Illinois Health Facilities Authority Revenue, (cont.)
 South Suburban Hospital, ETM, 7.00%, 2/15/18 .....................................................     $ 4,200,000    $  5,186,496
 South Suburban Hospital, Pre-Refunded, 7.00%, 2/15/18 ............................................       2,800,000       3,127,796
 Victory Health Services, Series A, 5.75%, 8/15/27 ................................................       8,015,000       8,249,759
 Westlake Community Hospital, Refunding, 7.875%, 1/01/13 ..........................................       6,200,000       6,356,054
 Illinois State COP Department of Central Management, 6.875%, 7/01/07 .............................       2,600,000       2,896,842
 Illinois State Dedicated Tax Revenue, Pre-Refunded, Civic Center, Series A,
 6.00%, 12/15/15 ..................................................................................       2,105,000       2,176,886
 AMBAC Insured, 6.00%, 12/15/15 ...................................................................         845,000         886,768
 Metropolitan Pier and Exposition Authority,
 Dedicated State Tax Revenue, McCormick Place Expansion Project, Series A, 6.50%, 6/15/22 .........           5,000           5,472
 Dedicated State Tax Revenue, McCormick Place Expansion Project, Series A, 6.50%, 6/15/27 .........         555,000         606,626
 Dedicated State Tax Revenue, McCormick Place Expansion Project, Series A, FGIC Insured, 6.50%, 6/15/07       5,000           5,594
 Hospitality Facilities Revenue, McCormick Place Convention Center, 5.75%, 7/01/06 ................       1,645,000       1,764,740
 Hospitality Facilities Revenue, McCormick Place Convention Center, 6.25%, 7/01/17 ................       9,500,000      10,332,865
 Hospitality Facilities Revenue, McCormick Place Convention Center, 7.00%, 7/01/26 ................      12,000,000      14,983,080
 Onterie Center HFC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 7.05%, 7/01/27 ..........       4,350,000       4,661,069
 Regional Transportation Authority, Series A, AMBAC Insured, 6.125%, 6/01/22 ......................       3,970,000       4,208,915
 Southwestern Illinois Development Authority,
 Anderson Hospital Project, Series A, 7.00%, 8/15/22 ..............................................       6,200,000       6,688,932
 IDR, Spectrulite Consortium, Inc. Project, 6.20%, 2/01/05 ........................................       1,825,000       1,978,629
 IDR, Spectrulite Consortium, Inc. Project, 6.625%, 2/01/10 .......................................       3,050,000       3,317,943
 Private Activity Revenue, Glenmark Recovery, 8.50%, 8/01/10 ......................................       2,815,000       3,054,388
 Solid Waste Disposal Revenue, LaCede Steel Co., 8.375%, 8/01/08 ..................................       4,695,000       5,127,973
 Solid Waste Disposal Revenue, LaCede Steel Co., 8.50%, 8/01/20 ...................................       5,390,000       5,896,337
 Upper River Valley Development Authority, Environmental Facilities Revenue, General Electric Co. Project,
 5.45%, 2/01/23 ...................................................................................       3,600,000       3,694,104
 Will County Exempt Facilities Revenue, Mobil Oil Refining Corp. Project, 6.00%, 2/01/27 ..........       7,130,000       7,516,945
                                                                                                                        -----------
                                                                                                                        524,262,162
                                                                                                                        -----------
 Indiana 1.2%
 Carmel Industrial RDA, County Option, Income Tax Lease, Rent Revenue, MBIA Insured, 5.25%, 1/01/18       1,090,000       1,114,787
 East Chicago Industrial Solid Waste Disposal Revenue, USG Corp. Project, 5.50%, 9/01/28 ..........       5,250,000       5,144,055
 Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize-Products Co., Project A, 8.00%,
 12/01/24 .........................................................................................      17,000,000      20,012,230
 Hammond PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Series 1982, 8.00%, 11/01/12    2,355,000       2,520,345
 Indiana Bond Bank, Special Program, Series A, 8.375%, 2/01/18 ....................................         560,000         568,445
 Indiana Health Facility Financing Authority, Hospital Revenue, Hancock Memorial Hospital Project, Series 1990,
 Pre-Refunded, 8.30%, 8/15/20 .....................................................................       3,500,000       3,849,860
 Indiana State Educational Facilities Authority Revenue, Manchester College Project, 6.85%, 10/01/18      3,240,000       3,438,288
 Indiana State Housing Financing Authority, SFMR, Refunding, Series A,
 6.75%, 1/01/10 ...................................................................................       2,940,000       3,135,451
 6.80%, 1/01/17 ...................................................................................      12,835,000      13,691,736
 Indianapolis Local Public Improvement,
 Refunding, Series D, 6.50%, 2/01/22 ..............................................................       4,625,000       4,635,591
 Series D, 6.75%, 2/01/20 .........................................................................      13,075,000      14,527,633
 Jasper County EDR, Georgia Pacific Corp. Project, 5.625%, 12/01/27 ...............................       2,500,000       2,521,425
 Indiana (cont.)
 Monroe County, MFR Housing, Country View, Series A, GNMA Insured, 5.75%, 4/01/33 .................     $ 2,000,000    $  2,026,600
 Muncies Edit Building Corp., First Mortgage, Series A, AMBAC Insured, 6.60%, 12/01/17 ............       2,000,000       2,229,880
 Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ............       6,000,000       6,352,740
                                                                                                                        -----------
                                                                                                                         85,769,066
                                                                                                                        -----------
 Iowa .2%
 Iowa Financing Authority, SFMR, Series F, 5.70%, 1/01/27 .........................................      10,780,000      11,126,793
                                                                                                                        -----------

 Kansas .1%
 Kansas State Development Financial Authority Revenue, Sisters of Charity Leavenworth, MBIA Insured, 5.125%,
 12/01/18 .........................................................................................       2,000,000       2,035,060
 Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A,
 5.70%, 11/15/18 ..................................................................................       1,575,000       1,592,955
 5.75%, 11/15/24 ..................................................................................       1,500,000       1,513,620
                                                                                                                        -----------
                                                                                                                          5,141,635
                                                                                                                        -----------
 Kentucky 2.0%
 Ashland PCR, Ashland Oil, Inc. Project, Refunding, 6.65%, 8/01/09 ................................       3,900,000       4,217,772
 Henderson County Solid Waste Disposal Revenue, MacMillan Bloedel Project, 7.00%, 3/01/25 .........      10,000,000      10,900,500
 Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 ..............       4,870,000       5,176,859
 Kenton County Airport Board Revenue, Special Facilities, Delta Airlines, Inc.,
 7.80%, 12/01/15 ..................................................................................      20,000,000      21,091,400
 Project A, 7.50%, 2/01/20 ........................................................................      10,000,000      10,943,600
 Project A, 7.125%, 2/01/21 .......................................................................       9,330,000      10,089,182
 Project B, 7.25%, 2/01/22 ........................................................................       3,350,000       3,650,797
 Kentucky Economic Development Financing Authority, Hospital Systems Revenue, Appalachian Regional Facility,
 Refunding & Improvement,
 5.80%, 10/01/12 ..................................................................................       1,000,000       1,044,080
 5.85%, 10/01/17 ..................................................................................       5,615,000       5,837,522
 Kentucky Housing Corp. Revenue,
 Series A, 6.70%, 7/01/17 .........................................................................         485,000         515,613
 Series B, 6.625%, 7/01/14 ........................................................................       4,910,000       5,196,008
 Kentucky State Development Financing Authority, Hospital Revenue, Claire Medical Center Project, Pre-Refunded,
 7.125%, 9/01/21 ..................................................................................         700,000         776,321
 Mount Sterling Lease Revenue, Kentucky League Cities, Series A,
 6.10%, 3/01/08 ...................................................................................      20,375,000      22,078,554
 6.20%, 3/01/18 ...................................................................................      11,765,000      12,702,553
 Pendleton County, Multi-County Lease Revenue, Kentucky Association of Counties Leasing Trust, Series A, 6.50%,
 3/01/19 ..........................................................................................      27,160,000      29,685,608
                                                                                                                        -----------
                                                                                                                        143,906,369
                                                                                                                        -----------
 Louisiana 2.1%
 Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 ..........................       2,000,000       2,174,540
 Calcasieu Parish IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%, 10/01/12 .........      14,285,000      15,313,806
 Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial Hospital Project,
 Series A, FSA Insured,
 6.375%, 12/01/12 .................................................................................       4,310,000       5,022,745
 6.50%, 12/01/18 ..................................................................................       5,530,000       6,541,879
 Louisiana (cont.)
 Calcasieu Parish Public Transportation Authority Mortgage Revenue, Refunding,
 6.65%, 12/01/21 ..................................................................................     $ 3,145,000    $  3,435,441
 Series A, 7.75%, 6/01/12 .........................................................................       2,675,000       2,843,980
 Series B, 6.375%, 11/01/02 .......................................................................         255,000         270,285
 Series B, 6.875%, 11/01/12 .......................................................................         600,000         641,550
 De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A, 7.70%,      2,500,000       2,898,500
 11/01/18
 East Baton Rouge Mortgage Financing Authority, SFM,
 MBS, Series A, 6.80%, 10/01/28 ...................................................................       6,055,000       6,519,055
 Series C, 7.00%, 4/01/32 .........................................................................       2,130,000       2,268,131
 Series D, 7.10%, 4/01/32 .........................................................................       2,850,000       3,024,335
 Hammond Tangipahoa Home Mortgage Authority Revenue, University Facilities Incorporate Project, MBIA Insured,
 5.50%, 7/15/27 ...................................................................................       3,250,000       3,350,490
 Jefferson Parish Hospital, Service District No. 001, Hospital Revenue, West Jefferson Medical Center, Series A,
 FSA Insured, 5.00%, 1/01/21 ......................................................................       1,500,000       1,456,665
 Lafayette Public Trust Financing Authority SFMR, Refunding, Series A, 8.50%, 11/15/12 ............       1,253,961       1,304,132
 Louisiana HFA Mortgage Revenue,
 Refunding, 7.375%, 9/01/13 .......................................................................       1,120,000       1,173,368
 SF, Refunding, Series B-2, 5.75%, 12/01/28 .......................................................       2,890,000       2,979,937
 Louisiana Office Facility Corp., Capital Facility Bonds, Statewide Lease, 7.75%, 12/01/10 ........       3,400,000       3,752,954
 Louisiana Public Facilities Authority Revenue,
 Alton Ochsner Medical Foundation Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/22 ......       3,500,000       3,811,115
 Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ..................       3,000,000       3,061,890
 New Orleans GO, Refunding, AMBAC Insured,
 6.125%, 10/01/16 .................................................................................      10,275,000      11,216,909
 6.20%, 10/01/21 ..................................................................................       8,050,000       8,803,319
 Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ...........       2,200,000       2,365,902
 Quachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center, Pre-Refunded,
 7.50%, 7/01/21 ...................................................................................       4,000,000       4,448,360
 Terrebonne Parish Hospital Service District No. 1, Hospital Revenue, Terrebonne General Medical Center Project,
 Refunding, 5.375%, 4/01/23 .......................................................................       2,500,000       2,578,450
 West Feliciana Parish PCR, Gulf Systems Utilities Co. Project,
 7.70%, 12/01/14 ..................................................................................       2,000,000       2,230,420
 7.00%, 11/01/15 ..................................................................................       3,050,000       3,371,531
 Refunding, 8.00%, 12/01/24 .......................................................................      41,050,000      43,384,103
                                                                                                                        -----------
                                                                                                                        150,243,792
                                                                                                                        -----------
 Maine .9%
 Bucksport Solid Waste Disposal Revenue, Champion International Corp. Project, 6.25%, 5/01/10 .....       5,000,000       5,290,650
 Maine Financial Authority, Solid Waste Recycling Facilities Revenue, Great Northern Paper Co., Bowater Project,
 7.75%, 10/01/22 ..................................................................................      29,300,000      32,709,348
 Maine Health and Higher Educational Facilities Authority Revenue, Series B, FSA Insured,
 7.00%, 7/01/24 ...................................................................................          20,000          23,230
 Pre-Refunded, 7.00%, 7/01/24 .....................................................................       2,425,000       2,835,456
 Maine State Housing Authority, Mortgage Purchase,
 Series A-5, 6.20%, 11/15/16 ......................................................................       2,500,000       2,628,425
 Series C, 6.55%, 11/15/12 ........................................................................       3,700,000       3,935,690
 Series C, 6.65%, 11/15/24 ........................................................................       3,500,000       3,716,580
 Maine (cont.)
 Maine State Housing Authority, Mortgage Purchase, (cont.)
 Series D, 6.45%, 11/15/07 ........................................................................     $ 3,540,000    $  3,726,664
 Series D, 6.70%, 11/15/15 ........................................................................       5,800,000       6,304,890
 Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 .............................       4,800,000       5,257,104
                                                                                                                        -----------
                                                                                                                         66,428,037
                                                                                                                        -----------
 Maryland 1.7%
 Gaithersburg Hospital Facilities Revenue, Shady Grove Hospital, Refunding and Improvement,
 Series A, Pre-Refunded, 8.25%, 9/01/21 ...........................................................      43,225,000      49,356,466
 Series C, Pre-Refunded, 6.00%, 9/01/21 ...........................................................      10,110,000      11,134,851
 Maryland State Community Development Administration, Department of Housing and Community Development,
 MFHR, Series G, Mortgage Insured, 6.55%, 5/15/19 .................................................       5,475,000       5,803,664
 SF, 7.25%, 4/01/27 ...............................................................................         965,000       1,014,784
 Maryland State Health & Higher Educational Facilities Authority Revenue,
 Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ........................................       8,000,000       8,101,120
 Johns Hopkins Medicine, MBIA Insured, 5.00%, 7/01/19 .............................................       3,000,000       3,014,580
 Montgomery County Housing Opportunity Community, SFMR, Refunding, Series B, 6.625%, 7/01/28 ......       6,500,000       6,865,300
 Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital,
 Refunding, Series A, Sub-Series 1, 8.25%, 9/01/21 ................................................      20,125,000      22,356,661
 Refunding, Series A, Sub-Series 1, 8.25%, 9/01/21 ................................................      10,930,000      12,480,421
 Series A, Sub-Series 2, 8.25%, 9/01/21 ...........................................................       5,000,000       5,701,950
                                                                                                                        -----------
                                                                                                                        125,829,797
                                                                                                                        -----------
 Massachusetts 2.5%
 Agawam Resource Recovery Revenue, Springfield Resource Recovery Project, Series 1986, 8.50%, 12/01/08   10,340,000      10,471,732
 Massachusetts Health and Educational Facilities Authority Revenue, Notre Dame Health Care Center, Series A,
 7.875%, 10/01/22 .................................................................................       2,310,000       2,497,480
 Massachusetts State Consolidated Loan, Series A, 7.50%, 6/01/04 ..................................       7,500,000       8,676,975
 Massachusetts State GO, Refunding, Series B, 6.50%, 8/01/08 ......................................       5,900,000       6,990,851
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Framingham Union Hospital, Series B, Pre-Refunded, 8.50%, 7/01/20 ................................       9,020,000       9,910,094
 Melrose-Wakefield Hospital, ETM, Refunding, Series B, 6.35%, 7/01/06 .............................       1,100,000       1,254,979
 Sisters Providence Health System, Series A, Pre-Refunded, 6.50%, 11/15/08 ........................       1,000,000       1,138,510
 Sisters Providence Health System, Series A, Pre-Refunded, 6.625%, 11/15/22 .......................      12,050,000      13,799,299
 Massachusetts State HFA,
 HDA, Series D, FGIC Insured, 6.875%, 11/15/21 ....................................................       5,250,000       5,658,398
 Housing Projects, Refunding, Series A, 6.30%, 10/01/13 ...........................................      25,635,000      27,286,919
 Housing Projects, Refunding, Series A, 6.375%, 4/01/21 ...........................................      24,750,000      26,417,408
 Massachusetts State HFA Revenue, SF, Series 41,
 6.30%, 12/01/14 ..................................................................................       6,250,000       6,706,750
 6.35%, 6/01/17 ...................................................................................       5,750,000       6,141,000
 Massachusetts State Housing Facilities Authority,
 Series C, FGIC Insured, 6.90%, 11/15/21 ..........................................................       9,715,000      10,624,130
 Series D, FGIC Insured, 6.80%, 11/15/12 ..........................................................         250,000         271,050
 Massachusetts State Industrial Finance Agency, Health Care Facilities Revenue,
 Jewish Geriatric Services, Inc., Series B,
 5.375%, 5/15/17 ..................................................................................     $ 1,965,000    $  2,011,787
 7.00%, 4/01/22 ...................................................................................       5,000,000       5,531,000
 Massachusetts (cont.)
 Massachusetts State Industrial Finance Agency Revenue, D. Youville Senior Care,
 5.65%, 10/01/17 ..................................................................................     $ 2,295,000    $  2,374,246
 5.70%, 10/01/27 ..................................................................................       7,375,000       7,628,995
 Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project, MBIA Insured, 5.75%,   11,750,000      12,351,365
 7/01/39
 Plymouth County COP, Series A,
 7.00%, 4/01/12 ...................................................................................      10,000,000      11,100,100
 5.50%, 5/15/27 ...................................................................................       5,000,000       5,149,000
                                                                                                                        -----------
                                                                                                                        183,992,068
                                                                                                                        -----------
 Michigan 2.0%
 Battle Creek Tax Increment Finance Authority, Pre-Refunded, 7.40%, 5/01/16 .......................       2,000,000       2,369,920
 Belding Area Schools GO,
 FGIC Insured, 6.10%, 5/01/26 .....................................................................         810,000         895,820
 Pre-Refunded, FGIC Insured, 6.10%, 5/01/26 .......................................................       2,995,000       3,420,949
 Detroit GO,
 Refunding, Series B, 6.375%, 4/01/06 .............................................................       7,265,000       8,117,620
 Refunding, Series B, 6.25%, 4/01/09 ..............................................................         625,000         687,413
 Self-Insurance, Series A, 5.70%, 5/01/02 .........................................................       2,250,000       2,366,753
 Series A, Pre-Refunded, 6.70%, 4/01/10 ...........................................................       4,550,000       5,287,510
 Detroit Sewage Disposal Revenue, Series A, MBIA Insured, 5.50%, 7/01/20 ..........................      29,200,000      30,635,180
 Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 .............................       4,235,000       4,315,296
 Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding, Series A, 6.25%, 5/15/27       2,000,000       2,105,580
 Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Bronson Methodist Hospital, Refunding,
 MBIA Insured, 5.50%, 5/15/28 .....................................................................       4,180,000       4,357,692
 Michigan State Building Authority Revenue, Series II, 6.25%, 10/01/20 ............................      15,650,000      16,729,537
 Michigan State HDA,
 Rental Housing Revenue, Refunding, Series A, 6.60%, 4/01/12 ......................................       5,000,000       5,407,500
 SFMR, Series A, 6.45%, 12/01/14 ..................................................................       2,000,000       2,140,540
 SFMR, Series A, 6.875%, 6/01/23 ..................................................................       2,200,000       2,338,248
 Michigan State HFA Revenue,
 Henry Ford Health, Refunding,Series A, 5.25%, 11/15/25 ...........................................       4,000,000       4,029,760
 Hospital Genesys Regional Medical, Refunding, Series A, 5.50%, 10/01/18 ..........................       4,500,000       4,542,750
 Hospital Genesys Regional Medical, Refunding, Series A, 5.50%, 10/01/27 ..........................       5,000,000       5,025,400
 Presbyterian Villages Obligation Group, 5.30%, 1/01/99 ...........................................         200,000         200,286
 Presbyterian Villages Obligation Group, 5.40%, 1/01/00 ...........................................         310,000         313,233
 Presbyterian Villages Obligation Group, 5.70%, 1/01/01 ...........................................         310,000         316,526
 Presbyterian Villages Obligation Group, 5.80%, 1/01/02 ...........................................         355,000         365,682
 Presbyterian Villages Obligation Group, 5.90%, 1/01/03 ...........................................         325,000         337,565
 Presbyterian Villages Obligation Group, 6.00%, 1/01/04 ...........................................         390,000         408,233
 Presbyterian Villages Obligation Group, 6.375%, 1/01/15 ..........................................         275,000         296,175
 Presbyterian Villages Obligation Group, 6.40%, 1/01/15 ...........................................       1,000,000       1,070,670
 Presbyterian Villages Obligation Group, 6.50%, 1/01/25 ...........................................       3,500,000       3,746,260
 Michigan State Hospital Finance Authority Revenue,
 Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ......................       2,000,000       1,995,500
 Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 .......................       3,180,000       3,085,045
 St. John's Hospital and Medical Center, AMBAC Insured, 5.25%, 5/15/26 ............................      22,860,000      23,201,986

 Michigan (cont.)
 Michigan State Housing Development Authority, Limited Obligation Revenue Bonds, 6.625%, 9/15/19 ..     $ 2,500,000    $  2,685,475
                                                                                                                        -----------
                                                                                                                        142,796,104
                                                                                                                        -----------
 Minnesota 2.0%
 Agricultural and EDR, Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured,         25,810,000      28,325,185
 5.75%, 11/15/26
 Cloquet PCR, Potlach Corp. Projects, Refunding, 5.90%, 10/01/26 ..................................       9,100,000       9,682,127
 Dakota County Housing, RDA, Limited Annual Appropriation Tax and Revenue, Development Housing Facilities Project,
 7.25%, 1/01/99 ...................................................................................         600,000         601,326
 7.25%, 1/01/00 ...................................................................................         645,000         654,901
 7.25%, 1/01/01 ...................................................................................         695,000         712,264
 7.50%, 1/01/06 ...................................................................................       3,930,000       4,067,825
 8.00%, 1/01/07 ...................................................................................       2,140,000       2,186,695
 International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 .................       3,500,000       3,472,525
 Minneapolis CDA and St. Paul Housing RDA, Homeownership Mortgage Revenue, Joint Housing Program,
 FGIC Insured, 9.875%, 12/01/15 ...................................................................           5,000           5,005
 Minnesota State HFA, SFM, Series D-1,
 6.45%, 7/01/11 ...................................................................................       3,415,000       3,644,864
 6.50%, 1/01/17 ...................................................................................       1,355,000       1,441,883
 Minnesota State Higher Educational Facilities Authority Revenue, University Saint Thomas, Series Four-P,
 5.375%, 4/01/18 ..................................................................................         525,000         535,658
 5.40%, 4/01/23 ...................................................................................         580,000         590,678
 Minnetonka MFHR, Ridgepointe II Project, Refunding, Series A, 5.95%, 10/20/33 ....................      11,075,000      11,026,159
 Red Wing Housing, RDA, Jordan Tower II Project, 7.00%, 1/01/19 ...................................       1,500,000       1,632,885
 Rochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 .............      29,000,000      30,517,280
 Roseville MFHR, Rosepointe I Project, Refunding, Series A, 5.95%, 10/20/33 .......................       8,695,000       8,656,655
 St. Louis Park EDA, Tax Increment Revenue, Refunding, FGIC Insured, Pre-Refunded, 8.40%, 9/01/09 .       6,000,000       6,866,280
 St. Paul Port Authority,
 Energy Park, Tax Increment Revenue, Refunding, Pre-Refunded, 8.00%, 12/01/07 .....................       3,500,000       3,582,950
 IDR, Bandana Square, Series C, 7.70%, 12/01/00 ...................................................         230,000         229,397
 IDR, Bandana Square, Series C, 7.70%, 12/01/01 ...................................................         255,000         253,559
 IDR, Bandana Square, Series C, 7.70%, 12/01/02 ...................................................         270,000         269,390
 IDR, Bandana Square, Series C, 7.70%, 12/01/07 ...................................................       1,690,000       1,512,229
 IDR, Bandana Square, Series C, 7.80%, 12/01/12 ...................................................       3,465,000       2,964,793
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/99 .......................................         480,000         480,490
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/00 .......................................         515,000         516,118
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/01 .......................................         550,000         551,788
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/02 .......................................         595,000         597,523
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/03 .......................................         640,000         643,309
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/04 .......................................         685,000         689,137
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/05 .......................................         740,000         747,777
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/06 .......................................         795,000         803,355
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/07 .......................................         855,000         863,986
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/08 .......................................         915,000         924,617
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 .......................................         670,000         677,042
 IDR, Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/01 .............         140,000         139,090
 IDR, Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/02 .............         155,000         154,481
 IDR, Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/10 .............       1,705,000       1,497,382
 Minnesota (cont.)
 St. Paul Port Authority, (cont.)
 IDR, Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/01 .......      $  105,000       $ 104,381
 IDR, Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/02 .......         115,000         114,702
 IDR, Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/12 .......       1,790,000       1,558,768
 Washington County Housing RDA,
 Housing Development Revenue, Orleans Apartments, Project A, 8.25%, 7/01/21 .......................       3,000,000       3,071,640
 Housing Development Revenue, Raymie Johnson Apartments, Pre-Refunded, 7.70%, 12/01/19 ............       5,210,000       5,911,527
 Pooled Housing and Redevelopment, 7.20%, 1/01/22 .................................................       5,885,000       6,311,604

                                                                                                                        -----------
                                                                                                                        149,791,230
                                                                                                                        -----------
 Mississippi 1.2%
 Claiborne County PCR, Systems Energy Resources, Inc., Refunding,
 7.30%, 5/01/25 ...................................................................................       5,700,000       6,000,504
 6.20%, 2/01/26 ...................................................................................      36,500,000      37,729,685
bMississippi Business Finance Corporation PCR, Systems Energy Resources Inc. Project, 5.875%, 4/01/22    40,000,000      39,999,600
 Mississippi Home Corp., SFR, Refunding, Senior Series A, FGIC Insured, 9.25%, 3/01/12 ............       1,260,000       1,340,451
 Mississippi State Educational Facilities Authority Revenue, Private Nonprofit Institutions of Higher Learning,
 Tougaloo College Project, Series A, 6.50%, 6/01/18 ...............................................       2,335,000       2,436,106
                                                                                                                        -----------
                                                                                                                         87,506,346
                                                                                                                        -----------
 Missouri .3%
 Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, 6.10%, 9/20/26 ...............       3,000,000       3,158,910
 Missouri State Health and Educational Facilities Authority Revenue, Series B, MBIA Insured, 6.25%,       5,000,000       5,407,550
 2/15/12
 St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 .............................       6,000,000       6,766,920
 Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association, 5.40%, 5/15/28 ....       4,000,000       4,027,240
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Series A, Pre-Refunded, 8.625%,        3,510,000       3,855,665
 9/15/20
                                                                                                                        -----------
                                                                                                                         23,216,285
                                                                                                                        -----------

 Montana .8%
 Forsyth County PCR,
 Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 ...........................      10,000,000      10,952,800
 The Montana Power Co. Colstrip Project, Refunding, Series A, 6.125%, 5/01/23 .....................       3,250,000       3,459,690
 The Montana Power Co., Refunding, Series B, AMBAC Insured, 5.90%, 12/01/23 .......................       4,225,000       4,586,111
 The Montana Power Co., Refunding, Series B, MBIA Insured, 5.90%, 12/01/23 ........................      20,385,000      22,127,306
 Montana State Health Facilities Authority Revenue,
 Montana Developmental Center Project, 6.40%, 6/01/19 .............................................       2,000,000       2,173,200
 Sisters of Charity Leavenworth, MBIA Insured, 5.125%, 12/01/18 ...................................       5,000,000       5,067,050
 Montana State Housing Board, SF Program, Refunding,
 Series A, 6.50%, 12/01/22 ........................................................................       2,835,000       2,992,116
 Series B-1, 6.25%, 12/01/21 ......................................................................       6,720,000       7,145,040
                                                                                                                        -----------
                                                                                                                         58,503,313
                                                                                                                        -----------
 Nebraska .2%
 Lancaster County Hospital Authority No. 1, Hospital Revenue, Bryan Memorial Project, Series B, MBIA Insured,
 5.375%, 6/01/22 ..................................................................................       6,500,000       6,746,740
 Nebraska Investment Financial Authority, 7.00%, 11/01/09 .........................................       5,580,000       5,689,089
                                                                                                                        -----------
                                                                                                                         12,435,829
                                                                                                                        -----------
 Nevada 3.1%
 Churchill County Health Care Facilities Revenue, Western Health Network, Series A, MBIA Insured,       $ 2,000,000  $    2,203,840
 6.25%, 1/01/14
 Clark County HFC, MFHR, FHA Insured, 7.75%, 7/01/23 ..............................................       5,065,000       5,243,744
 Clark County IDR,
 Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 ...................................      15,000,000      15,318,900
 Nevada Power Co. Project, Refunding, Series C, 7.20%, 10/01/22 ...................................      12,500,000      13,807,000
 Nevada Power Co. Project, Series A, 5.90%, 11/01/32 ..............................................       2,600,000       2,663,102
 Southwest Gas Corp., Series A, 7.30%, 9/01/27 ....................................................      18,080,000      20,002,627
 Southwest Gas Corp., Series A, 6.50%, 12/01/33 ...................................................      10,000,000      10,862,500
 Southwest Gas Corp., Series B, 7.50%, 9/01/32 ....................................................      62,470,000      69,312,964
 Humboldt County PCR, Sierra Pacific Power Co., Refunding, Series A, AMBAC Insured, 6.30%, 7/01/22        4,500,000       4,862,430
 Nevada Housing Division,
 Issue C-2, Refunding, 6.75%, 10/01/26 ............................................................       8,190,000       8,765,020
 Multi-Unit Housing Revenue, Issue B, 6.55%, 10/01/25 .............................................       5,405,000       5,876,424
 SF Program, Issue A, FI/GML, 8.30%, 10/01/19 .....................................................       2,655,000       2,894,959
 SF Program, Issue A-2, FI/GML, 8.375%, 10/01/19 ..................................................       2,045,000       2,243,651
 SF Program, Program A-1, Refunding, 6.25%, 10/01/26 ..............................................       3,870,000       4,102,355
 Nevada State Colorado River, Series 1994, Pre-Refunded, 6.50%, 7/01/24 ...........................      15,915,000      18,081,350
 Nevada State Municipal Bond Bank Project No. 40-41-A, ETM, 6.375%, 12/01/17 ......................      10,275,000      11,348,840
 Reno RDA, Tax Allocation,
 Downtown Redevelopment Project, Series C, Pre-Refunded, 7.75%, 9/01/05 ...........................       2,695,000       2,943,668
 Downtown Redevelopment Project, Series D, 7.625%, 9/01/16 ........................................       4,255,000       4,737,134
 Downtown Redevelopment Project, Series D, Pre-Refunded, 7.625%, 9/01/16 ..........................       4,035,000       4,492,206
 Refunding, Series A, 6.20%, 6/01/18 ..............................................................       3,000,000       3,141,210
 Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured, 6.30%, 12/01/14 ........       5,000,000       5,448,900
 Washoe County Hospital Facility Revenue, Washoe Medical Center, Inc. Project, Series A, AMBAC Insured,
 6.25%, 6/01/13 ...................................................................................       9,295,000      10,380,470
                                                                                                                        -----------
                                                                                                                        228,733,294
                                                                                                                        -----------
 New Hampshire 1.6%
 Nashua Housing Authority, MFR, Clocktower Project, Refunding, FGIC Insured, 6.25%, 6/20/33 .......       6,154,000       6,556,964
 New Hampshire Higher Education and Health Facilities Authority Revenue,
 Kendal at Hanover Project, Pre-Refunded, 8.00%, 10/01/19 .........................................       9,250,000       9,836,728
 New Hampshire Catholic Charities, 5.80%, 8/01/22 .................................................       1,000,000       1,013,460
 Rivier College, 5.60%, 1/01/28 ...................................................................       4,590,000       4,608,544
 St. Joseph Hospital, 7.50%, 1/01/16 ..............................................................       2,300,000       2,464,749
 The Hitchcock Clinic, MBIA Insured, 6.00%, 7/01/27 ...............................................       4,275,000       4,694,549
 New Hampshire State HFA,
 MFHR, Series 1, 7.10%, 1/01/14 ...................................................................       4,920,000       5,208,214
 SFMR, Series E, 6.75%, 7/01/19 ...................................................................       5,675,000       6,128,262
 SFMR, Series E, 6.80%, 7/01/25 ...................................................................       4,245,000       4,583,411
 New Hampshire State IDA, Pollution Control Public Service Co.,
 Project A, 7.65%, 5/01/21 ........................................................................       6,870,000       7,299,787
 Project B, 7.50%, 5/01/21 ........................................................................      50,690,000      53,808,449
 Project C, 7.65%, 5/01/21 ........................................................................       7,450,000       7,916,072
                                                                                                                        -----------
                                                                                                                        114,119,189
                                                                                                                        -----------

 New Jersey .4%
 Mercer County Improvement Authority, Solid Waste, Refunding, 5.75%, 9/15/16 ......................     $ 2,500,000    $  2,701,275
 New Jersey Health Care Facilities, Financing Authority Revenue,
 Cathedral Health Services, Pre-Refunded, 7.25%, 2/15/21 ..........................................       3,975,000       4,362,920
 Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ...............................       7,865,000       8,162,218
 Hackensack University Medical Center, Refunding, Series B, MBIA Insured, 5.20%, 1/01/28 ..........       7,000,000       7,149,100
 Zurbrugg Memorial Hospital, Series C, 8.50%, 7/01/12 .............................................       4,150,000       4,123,772
                                                                                                                        -----------
                                                                                                                         26,499,285
                                                                                                                        -----------
 New Mexico .8%
 Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured, 6.375%, 12/15/22  10,435,000      11,413,907
 Lordsburg PCR, Phelps Dodge Corp. Project, Refunding, 6.50%, 4/01/13 .............................      17,000,000      18,538,670
 New Mexico State Mortgage Financial Authority, SFM, Refunding, Series A, 6.85%, 7/01/10 ..........      11,265,000      11,977,286
 University of New Mexico Revenue, Series 1989, Pre-Refunded, 7.90%, 6/01/19 ......................      17,000,000      17,799,850
                                                                                                                        -----------
                                                                                                                         59,729,713
                                                                                                                        -----------
 New York 17.1%
 Long Island Power Authority, Electric Systems Revenue, General Series A,
 5.25%, 12/01/26 ..................................................................................       8,095,000       8,157,574
 5.50%, 12/01/29 ..................................................................................      20,165,000      20,816,330
 MTA Revenue,
 Commuter Facilities, Series A, 5.25%, 7/01/28 ....................................................       5,000,000       5,078,150
 Commuter Facilities, Series A, FGIC Insured, 6.00%, 7/01/16 ......................................       8,950,000       9,987,753
 Commuter Facilities, Series A, FGIC Insured, 6.00%, 7/01/21 ......................................       9,225,000      10,567,422
 Commuter Facilities, Series A, FGIC Insured, 6.10%, 7/01/26 ......................................      11,050,000      12,730,263
 Commuter Facilities, Series C-1, FGIC Insured, 5.375%, 7/01/27 ...................................      10,000,000      10,356,400
 Dedicated Tax Fund, Series A, MBIA Insured, 5.25%, 4/01/26 .......................................      11,125,000      11,357,068
 Transit Facilities, Refunding, Series M, 6.00%, 7/01/14 ..........................................      18,210,000      19,463,941
 Transit Facilities, Series A, FSA Insured, 6.00%, 7/01/16 ........................................       3,630,000       4,043,348
 Transit Facilities, Series A, FSA Insured, 6.10%, 7/01/21 ........................................       6,260,000       7,211,896
 Transit Facilities, Series C-1, 5.625%, 7/01/27 ..................................................      10,800,000      11,362,680
 Transit Facilities, Service Contract, Refunding, Series 8, 5.375%, 7/01/21 .......................      15,000,000      15,409,350
 New Rochelle IDA, Civic Facilities Revenue, College of New Rochelle Project, 6.625%, 7/01/12 .....       1,245,000       1,330,395
 New York City GO,
 ETM, Series B, 8.00%, 6/01/01 ....................................................................       3,000,000       3,325,620
 ETM, Series D, 8.00%, 8/01/99 ....................................................................       1,805,000       1,870,576
 ETM, Series D, 7.30%, 2/01/01 ....................................................................       4,620,000       4,984,610
 Group B, Series D, 8.25%, 8/01/11 ................................................................          15,000          16,811
 Group B, Series D, 8.25%, 8/01/12 ................................................................          30,000          33,622
 Refunding, Series B, 6.20%, 8/15/06 ..............................................................       1,500,000       1,684,740
 Refunding, Series E, 6.00%, 8/01/26 ..............................................................       2,765,000       2,992,864
 Refunding, Series F, 6.00%, 8/01/13 ..............................................................      14,000,000      15,343,860
 Refunding, Series F, 5.25%, 8/01/15 ..............................................................      20,580,000      20,981,310
 Refunding, Series H, 6.25%, 8/01/15 ..............................................................      13,035,000      14,535,589
 Refunding, Series H, 6.125%, 8/01/25 .............................................................      65,785,000      72,031,944
 Refunding, Series J, 6.00%, 8/01/21 ..............................................................      28,260,000      30,736,706
 Series A, 6.125%, 8/01/06 ........................................................................      14,500,000      16,065,420
 Series A, 6.20%, 8/01/07 .........................................................................      21,030,000      23,494,295
 New York (cont.)
 New York City GO, (cont.)
 Series A, 6.25%, 8/01/08 .........................................................................     $ 4,390,000    $  4,879,792
 Series A, 7.75%, 8/15/13 .........................................................................         105,000         116,460
 Series A, 7.75%, 8/15/14 .........................................................................         120,000         132,964
 Series A, 6.25%, 8/01/16 .........................................................................       3,280,000       3,539,415
 Series A, 7.75%, 8/15/17 .........................................................................          15,000          16,629
 Series A, Pre-Refunded, 6.20%, 8/01/07 ...........................................................         780,000         878,662
 Series A, Pre-Refunded, 8.00%, 3/15/12 ...........................................................       1,000,000       1,075,760
 Series A, Pre-Refunded, 8.00%, 3/15/13 ...........................................................       1,850,000       1,990,156
 Series A, Pre-Refunded, 7.75%, 8/15/13 ...........................................................       4,705,000       5,280,751
 Series A, Pre-Refunded, 8.00%, 3/15/14 ...........................................................      13,400,000      14,415,184
 Series A, Pre-Refunded, 7.75%, 8/15/14 ...........................................................         125,000         140,296
 Series A, Pre-Refunded, 8.00%, 3/15/15 ...........................................................       1,115,000       1,199,472
 Series A, Pre-Refunded, 8.00%, 3/15/16 ...........................................................       3,000,000       3,227,280
 Series A, Pre-Refunded, 6.25%, 8/01/16 ...........................................................       1,720,000       1,891,140
 Series A, Pre-Refunded, 8.00%, 3/15/17 ...........................................................      11,660,000      12,543,362
 Series A, Pre-Refunded, 7.75%, 8/15/17 ...........................................................       3,270,000       3,670,150
 Series A, Pre-Refunded, 8.00%, 8/15/20 ...........................................................           5,000           5,645
 Series B, 8.25%, 6/01/02 .........................................................................         205,000         230,174
 Series B, 7.50%, 2/01/04 .........................................................................      10,000,000      11,182,000
 Series B, 8.25%, 6/01/05 .........................................................................       1,000,000       1,226,660
 Series B, 6.30%, 8/15/08 .........................................................................      22,360,000      25,103,796
 Series B, 6.125%, 8/01/09 ........................................................................      11,510,000      12,629,002
 Series B, 6.375%, 8/15/10 ........................................................................      17,170,000      19,244,479
 Series B, 7.50%, 10/01/11 ........................................................................          75,000          78,593
 Series B, 7.50%, 10/01/12 ........................................................................         125,000         130,931
 Series B, 6.75%, 10/01/15 ........................................................................          25,000          27,574
 Series B, 6.75%, 10/01/17 ........................................................................          10,000          11,122
 Series B, 7.00%, 2/01/19 .........................................................................      14,440,000      15,823,063
 Series B, 6.00%, 8/15/26 .........................................................................       1,670,000       1,808,092
 Series B, Pre-Refunded, 8.25%, 6/01/02 ...........................................................       4,295,000       4,846,220
 Series B, Pre-Refunded, 6.30%, 8/15/08 ...........................................................       4,515,000       5,160,600
 Series B, Pre-Refunded, 6.375%, 8/15/10 ..........................................................       4,570,000       5,243,618
 Series B, Pre-Refunded, 7.50%, 10/01/11 ..........................................................       6,925,000       7,306,221
 Series B, Pre-Refunded, 7.50%, 10/01/12 ..........................................................      10,860,000      11,457,843
 Series B, Pre-Refunded, 6.75%, 10/01/15 ..........................................................          25,000          28,026
 Series B, Pre-Refunded, 6.75%, 10/01/17 ..........................................................       1,290,000       1,448,657
 Series B, Pre-Refunded, 7.00%, 2/01/19 ...........................................................         560,000         623,381
 Series B, Pre-Refunded, 6.00%, 8/15/26 ...........................................................         330,000         376,180
 Series B, Sub-Series B-1, Pre-Refunded, 7.00%, 8/15/16 ...........................................       3,000,000       3,500,910
 Series B-1, Pre-Refunded, 7.30%, 8/15/11 .........................................................       8,000,000       9,436,160
 Series C, Pre-Refunded, 7.25%, 8/15/24 ...........................................................       3,540,000       3,878,707
 Series C, Sub-Series C-1, 7.00%, 8/01/17 .........................................................          25,000          27,729
 Series C, Sub-Series C-1, 7.00%, 8/01/18 .........................................................         680,000         753,467
 Series C, Sub-Series C-1, Pre-Refunded, 7.00%, 8/01/17 ...........................................       1,905,000       2,147,545
 Series C, Sub-Series C-1, Pre-Refunded, 7.00%, 8/01/18 ...........................................       1,025,000       1,155,503
 Series D, 8.00%, 8/01/99 .........................................................................         195,000         201,997
 New York (cont.)
 New York City GO, (cont.)
 Series D, 7.30%, 2/01/01 .........................................................................      $  380,000       $ 408,629
 Series D, 7.50%, 2/01/16 .........................................................................          40,000          44,469
 Series D, 8.00%, 8/01/16 .........................................................................           5,000           5,566
 Series D, 6.00%, 2/15/25 .........................................................................      28,255,000      30,250,368
 Series D, 6.00%, 2/15/25 .........................................................................       3,045,000       3,403,792
 Series D, Pre-Refunded, 8.25%, 8/01/11 ...........................................................         145,000         164,413
 Series D, Pre-Refunded, 8.25%, 8/01/12 ...........................................................      11,095,000      12,580,399
 Series D, Pre-Refunded, 8.25%, 8/01/13 ...........................................................       7,750,000       8,787,570
 Series D, Pre-Refunded, 8.25%, 8/01/14 ...........................................................       4,340,000       4,914,920
 Series D, Pre-Refunded, 7.625%, 2/01/15 ..........................................................       9,000,000      10,203,750
 Series D, Pre-Refunded, 7.50%, 2/01/16 ...........................................................       4,960,000       5,604,602
 Series D, Pre-Refunded, 8.00%, 8/01/16 ...........................................................          45,000          50,733
 Series D, Pre-Refunded, 7.50%, 2/01/17 ...........................................................      12,000,000      13,559,520
 Series D, Pre-Refunded, 8.00%, 8/01/17 ...........................................................         100,000         112,741
 Series D, Pre-Refunded, 8.00%, 8/01/18 ...........................................................          50,000          56,371
 Series D, Pre-Refunded, 8.00%, 8/01/19 ...........................................................          30,000          33,822
 Series D, Pre-Refunded, 8.00%, 8/15/21 ...........................................................          15,000          16,934
 Series E, 5.75%, 2/15/09 .........................................................................       5,295,000       5,702,291
 Series E, 6.50%, 12/01/12 ........................................................................         135,000         136,280
 Series E, Pre-Refunded, 5.75%, 2/15/09 ...........................................................       3,205,000       3,513,577
 Series E, Pre-Refunded, 6.00%, 8/01/26 ...........................................................         235,000         267,761
 Series F, 8.20%, 11/15/04 ........................................................................         195,000         220,988
 Series F, 6.50%, 2/15/07 .........................................................................       1,545,000       1,749,342
 Series F, 6.60%, 2/15/10 .........................................................................       3,740,000       4,232,969
 Series F, Pre-Refunded, 8.20%, 11/15/04 ..........................................................       5,140,000       5,882,216
 Series F, Pre-Refunded, 6.50%, 2/15/07 ...........................................................       6,505,000       7,450,567
 Series F, Pre-Refunded, 6.50%, 2/15/08 ...........................................................       7,540,000       8,636,014
 Series F, Pre-Refunded, 6.60%, 2/15/10 ...........................................................      12,260,000      14,109,544
 Series F, Pre-Refunded, 8.25%, 11/15/15 ..........................................................       2,000,000       2,291,640
 Series F, Pre-Refunded, 8.25%, 11/15/17 ..........................................................       2,500,000       2,864,550
 Series G, 6.00%, 10/15/26 ........................................................................         175,000         200,907
 Series G, Pre-Refunded, 6.00%, 10/15/26 ..........................................................      15,160,000      16,488,622
 Series H, 7.10%, 2/01/12 .........................................................................         330,000         363,337
 Series H, 7.20%, 2/01/14 .........................................................................       1,040,000       1,146,850
 Series H, 7.00%, 2/01/16 .........................................................................         340,000         372,892
 Series H, Pre-Refunded, 7.10%, 2/01/12 ...........................................................       2,670,000       2,980,281
 Series H, Pre-Refunded, 7.20%, 2/01/14 ...........................................................       8,960,000      10,028,301
 Series H, Pre-Refunded, 7.00%, 2/01/16 ...........................................................       3,660,000       4,074,239
 Series H-1, 6.125%, 8/01/11 ......................................................................       4,900,000       5,376,378
 Series H-1, Pre-Refunded, 6.125%, 8/01/09 ........................................................         240,000         269,441
 Series H-1, Pre-Refunded, 6.125%, 8/01/11 ........................................................         100,000         112,267
 Series I, 6.25%, 4/15/13 .........................................................................      28,520,000      31,828,035
 Series I, 6.25%, 4/15/27 .........................................................................       4,250,000       4,680,398
 Series I, Pre-Refunded, 6.25%, 4/15/13 ...........................................................       8,090,000       9,378,494
 Series I, Pre-Refunded, 6.25%, 4/15/27 ...........................................................       2,750,000       3,187,993

 New York (cont.)
 New York City Health and Hospital Authority Local Government Revenue, Series A,
 6.00%, 2/15/07 ...................................................................................     $ 5,010,000    $  5,335,550
 6.30%, 2/15/20 ...................................................................................      18,235,000      19,294,089
 New York City IDA, IDR, Brooklyn Navy Yard Cogeneration Partners,
 5.65%, 10/01/28 ..................................................................................       5,000,000       5,077,700
 5.75%, 10/01/36 ..................................................................................       5,750,000       5,884,148
 New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
 Series A, 7.10%, 6/15/12 .........................................................................       2,455,000       2,668,560
 Series A, 7.00%, 6/15/15 .........................................................................       4,980,000       5,391,896
 Series B, 5.875%, 6/15/26 ........................................................................       6,500,000       7,012,070
 Series B, 5.75%, 6/15/29 .........................................................................      15,000,000      16,098,150
 Series B, MBIA Insured, 5.75%, 6/15/26 ...........................................................       3,000,000       3,228,540
 New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities, 5.50%, 7/01/27  8,915,000       9,328,656
 New York State Dormitory Authority Revenue,
 City University General Resources, Series 2, MBIA Insured, 6.25%, 7/01/19 ........................       4,000,000       4,537,200
 City University System Consolidation, Series 1, 5.375%, 7/01/24 ..................................      23,000,000      23,709,320
 City University System Consolidation, Third Issue-1, 5.25%, 7/01/25 ..............................      10,000,000      10,209,300
 City University System, Third Generation Resources, Refunding, Series 2, 6.00%, 7/01/26 ..........       5,500,000       5,994,890
 City University System, Third Generation Resources, Refunding, Series 2, Pre-Refunded, 6.00%, 7/01/26   14,150,000      16,158,593
 City University System, Third Generation Resources, Series 2, 6.00%, 7/01/20 .....................      16,860,000      18,331,709
 Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ......................................      18,000,000      19,768,140
 Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ......................................       5,000,000       5,394,100
 Our Lady Nursing Home, FHA Insured, 5.90%, 8/01/20 ...............................................       6,750,000       7,185,173
 Saint Barnabas Hospital, 5.35%, 8/01/17 ..........................................................       5,500,000       5,642,285
 Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 .............................       5,000,000       5,050,350
 Second Hospital, Interfaith Medical Center, Series D, 5.40%, 2/15/28 .............................       8,000,000       8,086,880
 State University Educational Facilities, 5.125%, 5/15/21                                                 5,000,000       5,018,100
 State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 ............................       5,000,000       5,701,250
 State University Educational Facilities, Refunding, Series B, 7.375%, 5/15/14 ....................       4,240,000       4,541,337
 State University Educational Facilities, Refunding, Series B, 7.00%, 5/15/16 .....................       2,000,000       2,128,920
 New York State Energy Research and Development Authority, Electric Facilities Revenue,
 Consolidated Edison Co., Refunding, Series A, 6.10%, 8/15/20 .....................................       8,500,000       9,208,730
 Long Island Light, Series A, 7.15%, 6/01/20 ......................................................      17,500,000      19,178,600
 Long Island Light, Series A, 7.15%, 2/01/22 ......................................................       1,500,000       1,643,880
 New York State HFA,
 Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05 ............................      14,070,000      15,250,473
 Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15 ......................       5,475,000       5,882,888
 Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20 .....................       4,230,000       4,536,548
 Service Contract Revenue, Refunding, Series C, 5.875%, 9/15/14 ...................................       4,675,000       4,989,861
 Service Contract Revenue, Refunding, Series C, 6.125%, 3/15/20 ...................................      25,500,000      27,364,815
 Service Contract Revenue, Refunding, Series C, 5.50%, 9/15/22 ....................................      17,505,000      18,255,614
 Service Contract Revenue, Series A, 6.375%, 9/15/14 ..............................................          25,000          27,803
 Service Contract Revenue, Series A, 6.375%, 9/15/16 ..............................................       3,785,000       4,194,916
 Service Contract Revenue, Series A, Pre-Refunded, 6.375%, 9/15/14 ................................       3,130,000       3,582,316
 Service Contract Revenue, Series A, Pre-Refunded, 6.50%, 3/15/25 .................................      10,000,000      11,672,300
 New York State Medical Care Facilities, Financial Agency Revenue,
 Hospital and Nursing Home, FSA Mortgage Insured, 6.50%, 2/15/34 ..................................       6,945,000       7,617,971
 New York (cont.)
 New York State Medical Care Facilities, Financial Agency Revenue, (cont.)
 Hospital and Nursing Home, Refunding, FSA Mortgage Insured, 6.40%, 8/15/14 .......................    $ 10,665,000   $  11,764,135
 Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 .........................       7,600,000       8,786,968
 The Hospital for Special Surgery, Series A, 6.375%, 8/15/24 ......................................      12,500,000      14,251,375
 New York State Tollway Authority,
 General Revenue, Series D, 5.375%, 1/01/27 .......................................................       5,000,000       5,119,550
 Service Contract Revenue, Local Highway and Bridge, 6.25%, 4/01/14 ...............................      11,600,000      13,242,096
 Service Contract Revenue, Local Highway and Bridge, 5.75%, 4/01/16 ...............................      13,200,000      13,924,944
 New York State Urban Development Corp., Correctional Capital Facilities, Series 5, 6.10%, 1/01/12        7,685,000       8,544,183
 New York State Urban Development Corp. Revenue, Youth Facilities, 6.00%, 4/01/17 .................      11,720,000      12,840,315
 Warren and Washington Counties IDA Revenue, Adirondack Resource Recovery Project, Refunding, Series A,
 7.90%, 12/15/07 ..................................................................................       4,490,000       4,651,550
                                                                                                                        -----------
                                                                                                                      1,247,115,415
                                                                                                                      -------------
 North Carolina 2.7%
 Charlotte-Mecklenberg Hospital Authority, Health Care System Revenue,
 5.90%, 1/15/16 ...................................................................................       7,010,000       7,544,933
 Pre-Refunded, 5.90%, 1/15/16 .....................................................................       2,890,000       3,264,024
 Series A, 5.875%, 1/15/26 ........................................................................       5,000,000       5,311,400
 North Carolina Eastern Municipal Power Agency, Power System Revenue,
 Refunding, Series A, 6.50%, 1/01/17 ..............................................................      25,700,000      27,406,737
 Refunding, Series A, 6.50%, 1/01/24 ..............................................................       3,250,000       3,259,718
 Refunding, Series B, 6.25%, 1/01/12 ..............................................................       6,875,000       7,224,800
 Refunding, Series B, 6.00%, 1/01/22 ..............................................................       1,250,000       1,371,138
 Refunding, Series B, 6.25%, 1/01/23 ..............................................................      39,030,000      44,219,039
 Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ................................................       4,000,000       4,378,520
 Refunding, Series B, MBIA Insured, 5.80%, 1/01/16 ................................................      11,175,000      12,296,411
 Refunding, Series B, MBIA Insured, 5.75%, 12/01/16 ...............................................      14,420,000      14,944,311
 Series B, 6.00%, 1/01/05 .........................................................................       1,355,000       1,460,162
 Series B, 6.00%, 1/01/14 .........................................................................      16,000,000      16,691,520
 Series D, 5.875%, 1/01/13 ........................................................................       7,440,000       7,732,913
 Series G, 5.875%, 1/01/21 ........................................................................      13,325,000      14,595,406
 North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue,
 6.25%, 1/01/17 ...................................................................................       9,720,000      10,336,151
 Refunding, 5.75%, 1/01/15 ........................................................................      12,435,000      12,594,168
 Wake County IPC, Financing Authority Revenue, Carolina Power and Light, 6.90%, 4/01/09 ...........       5,000,000       5,287,450
                                                                                                                        -----------
                                                                                                                        199,918,801
                                                                                                                        -----------
 North Dakota .4%
 Dickinson Health Care Facilities Revenue, BHS Long-Term Care, Inc., 7.625%, 2/15/20 ..............       7,750,000       8,128,123
 Ellendale MFHR, Ellendale Manor Apartments Project, 9.75%, 7/01/16 ...............................         249,000         249,697
 Mercer County PCR, Basin Electric Power Corp.,
 Second Series, AMBAC Insured, 6.05%, 1/01/19 .....................................................       9,130,000      10,073,951
 Series E, 7.00%, 1/01/19 .........................................................................      11,540,000      11,930,167
 Wahpeton MFHR, Evergreen Apartments Project, 9.75%, 7/01/16 ......................................         710,000         712,059
                                                                                                                        -----------
                                                                                                                         31,093,997
                                                                                                                        -----------

 Ohio 1.7%
 Dayton Special Facilities Revenue, Emery Air Freight Corp., Refunding,
 Emery Worldwide Air, Inc., Series E, 6.05%, 10/01/09 .............................................     $ 4,000,000    $  4,311,240
 Emery Worldwide Air, Inc., Series F, 6.05%, 10/01/09 .............................................       2,750,000       2,963,978
 Series A, 5.625%, 2/01/18 ........................................................................       6,000,000       6,147,720
 Franklin County Convention Facilities Authority, Tax and Lease Revenue Anticipation Bonds, MBIA Insured, 5.00%,
 12/01/27 .........................................................................................       7,500,000       7,488,300
 Hamilton County Hospital Facilities Revenue, Childrens Hospital Medical Center, Series G, MBIA Insured, 5.00%,
 5/15/23 ..........................................................................................      10,000,000       9,916,000
 Montgomery County Health Systems Revenue,
 Franciscan at Saint Leonard, Refunding, 5.50%, 7/01/18 ...........................................       3,625,000       3,676,040
 Franciscan Facility, Series B-2, 8.10%, 7/01/01 ..................................................       1,400,000       1,489,796
 Franciscan Medical Center-Dayton, 5.50%, 7/01/18 .................................................       1,995,000       2,021,414
 Series B-2, 8.10%, 7/01/18 .......................................................................       3,705,000       4,449,779
 Series B-2, Pre-Refunded, 8.10%, 7/01/18 .........................................................       8,295,000      10,609,471
 Montgomery County Hospital Revenue, Refunding, Grandview Hospital and Medical Center,
 5.50%, 12/01/10 ..................................................................................       1,300,000       1,345,760
 5.60%, 12/01/11 ..................................................................................       1,000,000       1,035,020
 5.65%, 12/01/12 ..................................................................................         925,000         953,379
 Ohio HFA, Residential Mortgage Revenue,
 Series A-1, GNMA Secured, 5.40%, 9/01/29 .........................................................       5,870,000       5,938,973
 Series C, 5.75%, 9/01/28 .........................................................................       7,745,000       8,048,062
 Ohio State Air Quality Development Authority Revenue,
 Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 ....................................      12,000,000      12,998,280
 Toledo Edison, Series B, 8.00%, 5/15/19 ..........................................................       6,325,000       6,717,403
 Ohio State EDR, Good Samaritan Medical Center, Series 1990-3, 7.875%, 12/01/10 ...................       1,515,000       1,606,415
 Ohio State Solid Waste Disposal Revenue, USG Corp. Project, 5.65%, 3/01/33 .......................       5,330,000       5,356,117
 Ohio State Water Development Authority Revenue, Dayton Power, Refunding, Series A, 6.40%, 8/15/27        3,250,000       3,519,490
 Ohio State Water Development Facilities Authority, PCR, Toledo Edison, Series A, 8.00%, 5/15/19 ..      10,000,000      10,620,400
 University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 ...........      10,500,000      10,612,140
                                                                                                                        -----------
                                                                                                                        121,825,177
                                                                                                                        -----------
 Oklahoma 1.2%
 Canadian County HFA, SFMR, Series A,
 7.70%, 9/01/05 ...................................................................................       1,285,000       1,335,513
 7.80%, 9/01/12 ...................................................................................       2,685,000       2,792,937
 Oklahoma State Turnpike System Authority, First Senior Revenue,
 7.875%, 1/01/21 ..................................................................................         610,000         625,817
 Pre-Refunded, 7.875%, 1/01/21 ....................................................................      19,090,000      19,615,739
 Stillwater Medical Center Authority Revenue,
 Series A, 6.10%, 5/15/09 .........................................................................       3,440,000       3,691,430
 Series B, 6.35%, 5/15/12 .........................................................................       1,235,000       1,333,417
 Series B, 6.50%, 5/15/19 .........................................................................       3,390,000       3,694,931
 Tulsa County Home Financial Authority, Mortgage Revenue, Series D, GNMA Insured, 6.95%, 12/01/22 .         445,000         471,055
 Tulsa County Municipal Airport Revenue, American Airlines, Inc.,
 7.35%, 12/01/11 ..................................................................................       4,000,000       4,459,680
 6.25%, 6/01/20 ...................................................................................      18,530,000      19,742,789
 7.375%, 12/01/20 .................................................................................      11,000,000      11,747,340
 Oklahoma (cont.)
 Tulsa County Parking Authority, Series B,
 6.90%, 12/01/07 ..................................................................................     $ 3,000,000    $  3,327,120
 7.00%, 12/01/14 ..................................................................................       5,500,000       5,980,040
 Tulsa Housing Assistance Corp. Revenue, First Lien, Refunding, 6.80%, 7/01/11 ....................       2,740,000       2,919,114
 Tulsa Industrial Authority, Hospital Revenue, St. John Medical Center Project, Series A, 6.25%, 2/15/14  2,000,000       2,163,840
 Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding, 6.00%, 8/15/14   4,000,000       4,189,400
                                                                                                                        -----------
                                                                                                                         88,090,162
                                                                                                                        -----------
 Oregon .3%
 Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, MBIA Insured, 5.00%,      3,655,000       3,644,218
 8/15/24
 Oregon State Department of Administrative Services COP, Series A, AMBAC Insured, 5.80%, 5/01/24 ..       5,000,000       5,451,800
 Oregon State EDR, Georgia Pacific Corp. Project,
 Refunding, Series 183, 5.70%, 12/01/25 ...........................................................       3,500,000       3,554,425
 Series CLVII, 6.35%, 8/01/25 .....................................................................       5,500,000       5,859,975
                                                                                                                        -----------
                                                                                                                         18,510,418
                                                                                                                        -----------
 Pennsylvania 3.2%
 Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Health Center, Refunding,
 Series A, MBIA Insured, 5.625%, 4/01/27 ..........................................................       6,550,000       6,873,308
 Allegheny County IDA Revenue, Environmental Improvement, 6.70%, 12/01/20 .........................       5,250,000       5,775,263
 Beaver County IDA, PCR, Ohio Edison Co., Beaver Valley Project, Series A, 7.75%, 9/01/24 .........      14,250,000      14,896,665
 Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding, Series B,
 6.30%, 7/01/08 ...................................................................................       9,600,000      10,451,616
 6.375%, 7/01/18 ..................................................................................      10,740,000      11,635,716
 Delaware County IDA Revenue, Philadelphia Electric, Refunding, Series 1991, 7.375%, 4/01/21 ......       6,500,000       7,027,540
 Delaware River Port Authority Revenue, Pennsylvania and New Jersey, Series 1995, FGIC Insured, 5.50%,    5,000,000       5,294,550
 1/01/26
 Delaware Valley Regional Finance Authority, Local Government Revenue, Series B, AMBAC Insured, 5.60%,    5,000,000       5,450,150
 7/01/17
 Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A, MBIA Insured, 6.15%,
 8/01/29 ..........................................................................................       4,000,000       4,385,080
 Montgomery County Higher Education and Health Authority, Hospital Revenue, Jeanes Health System Project,
 Pre-Refunded, 8.75%, 7/01/20 .....................................................................       5,500,000       6,059,955
 Pennsylvania EDA,
 Financing Authority Revenue, Macmillan, L.P. Project, 7.60%, 12/01/20 ............................       5,000,000       6,105,500
 Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 .................      13,500,000      14,998,500
 Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements Program, Refunding, 6.60%,
 11/01/09 .........................................................................................      33,280,000      36,654,592
 Pennsylvania State HFA,
 Rental Housing, Refunding, FGIC Insured, 6.40%, 7/01/12 ..........................................      10,590,000      11,322,193
 SFM, Series 1991, 7.15%, 4/01/15 .................................................................       3,635,000       3,839,723
 Pennsylvania State Higher Educational Facilities Authorities Revenue, Temple University, First Series, MBIA Insured,
 5.00%, 4/01/29 ...................................................................................       9,000,000       8,874,990
 Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement, Series B, MBIA Insured, 8.00%,
 11/01/09 .........................................................................................       4,445,000       4,650,003
 Philadelphia Gas Works Revenue,
 First Series A, FSA Insured, 5.00%, 7/01/26 ......................................................       5,000,000       4,933,250
 Series 13, Pre-Refunded, 7.70%, 6/15/21 ..........................................................       2,850,000       3,190,775
 Series A, 6.375%, 7/01/26 ........................................................................       3,950,000       4,366,014
 Pennsylvania (cont.)
 Philadelphia GO,
 MBIA Insured, 5.00%, 5/15/25 .....................................................................     $ 5,000,000    $  4,942,000
 Refunding, Series A, 11.50%, 8/01/99 .............................................................       2,400,000       2,545,872
 Refunding, Series A, 11.50%, 8/01/00 .............................................................       1,000,000       1,121,050
 Philadelphia Hospital and Higher Education Facilities Authority Revenue,
 Albert Einstein Medical Center, 7.50%, 4/01/99 ...................................................       3,955,000       4,009,856
 Mortgage, North Philadelphia Health Systems, Series A, FHA Secured, 5.30%, 1/01/18 ...............       3,330,000       3,381,981
 Mortgage, North Philadelphia Health Systems, Series A, FHA Secured, 5.35%, 1/01/23 ...............       5,780,000       5,882,075
 Mortgage, North Philadelphia Health Systems, Series A, FHA Secured, 5.375%, 1/01/28 ..............       3,765,000       3,840,262
 Philadelphia Hospitals and Higher Education Facilities Authority Revenue, Temple University Hospital, 5.875%,
 11/15/23 .........................................................................................       5,000,000       5,201,600
 Philadelphia Municipal Authority, Gas Works Lease Revenue, 7.50%, 5/01/01 ........................       1,000,000       1,036,530
 Philadelphia School District, Series B, AMBAC Insured, 5.375%, 4/01/19 ...........................       7,000,000       7,192,570
 Philadelphia Water and Sewer Revenue, ETM, Series 10, 7.35%, 9/01/04 .............................      10,760,000      12,237,778
 South Fork Municipal Authority, Hospital Revenue, Conemaugh Valley Memorial Hospital Project, Series A,
 MBIA Insured, 5.75%, 7/01/26 .....................................................................       5,000,000       5,327,500
 Westmoreland County IDA Revenue, Citizens General Hospital Project, Refunding, Series A, 8.25%, 7/01/13  3,000,000       3,039,000
                                                                                                                        -----------
                                                                                                                        236,543,457
                                                                                                                        -----------
 Rhode Island 1.3%
 Providence Special Obligation Tax Increment, Series A, 7.65%, 6/01/16 ............................       9,900,000      11,240,262
 Rhode Island Clean Water Financial Agency Revenue, Drinking Water Providence, Series A, AMBAC Insured, 6.70%,
 1/01/15 ..........................................................................................       2,200,000       2,505,140
 Rhode Island Housing and Mortgage Finance Corp., Homeownership Opportunity,
 Series 2, 7.75%, 4/01/22 .........................................................................       1,645,000       1,712,100
 Series 10-A, 6.50%, 10/01/22 .....................................................................      20,200,000      21,432,604
 Series 10-A, 6.50%, 4/01/27 ......................................................................      13,085,000      13,864,343
 Series 13, 6.70%, 10/01/15 .......................................................................       7,400,000       7,984,748
 Series 13, 6.85%, 4/01/27 ........................................................................       2,600,000       2,807,116
 Series 15-A, 6.85%, 10/01/24 .....................................................................      15,000,000      16,064,250
 Series 16-A, 6.375%, 10/01/26 ....................................................................       2,720,000       2,889,619
 Series 17-A, 6.25%, 4/01/17 ......................................................................       2,320,000       2,454,931
 Rhode Island Port Authority and Economic Development Corp., Shepard Building Project, Refunding, Series B,
 AMBAC Insured, Pre-Refunded, 6.75%, 6/01/25 ......................................................       3,000,000       3,464,760
 Rhode Island State Health and Educational Building Corp. Revenue,
 Health Facilities, Tockwotton Home, Pre-Refunded, 7.25%, 4/15/17 .................................       3,000,000       3,389,280
 Roger William Realty, Elmhurst Nursing Home, FHA Insured, 7.50%, 8/01/29 .........................         940,000         972,468
 St. Antoine Residence, 6.70%, 11/15/12 ...........................................................       2,320,000       2,530,749
 St. Antoine Residence, 6.75%, 11/15/18 ...........................................................       2,750,000       2,991,725
                                                                                                                        -----------
                                                                                                                         96,304,095
                                                                                                                        -----------
 South Carolina 1.1%
 Berkeley County School District COP, Berkeley School Facilities Group, Inc., AMBAC Insured, 6.30%,       1,800,000       2,027,700
 2/01/16
 Piedmont Municipal Power Agency, South Carolina Electric Revenue, Refunding,
 6.60%, 1/01/21 ...................................................................................      25,505,000      25,574,119
 Series A, 5.75%, 1/01/24 .........................................................................       3,150,000       3,151,008
 Series A, AMBAC Insured, 6.55%, 1/01/16 ..........................................................      18,115,000      18,162,642
 South Carolina (cont.)
 Piedmont Municipal Power Agency, South Carolina Electric Revenue, Refunding, (cont.)
 Series A, AMBAC Insured, 5.75%, 1/01/24 ..........................................................     $ 5,050,000    $  5,056,212
 Richland County PCR, Union Camp Corp. Project, Refunding, Series C, 6.55%, 11/01/20 ..............       3,000,000       3,273,810
 South Carolina State Housing, Finance and Development Authority, Mortgage Revenue, Series A-2, AMBAC Insured,
 5.80%, 7/01/27 ...................................................................................       6,405,000       6,765,794
 South Carolina State Public Service Authority Revenue, Refunding, Series A, AMBAC Insured, 6.375%,      12,765,000      13,789,008
 7/01/21
 Spartanburg County Health Services District, Inc., Hospital Revenue, Series A, MBIA Insured, 5.50%,      3,000,000
 4/15/27                                                                                                                  3,158,250
                                                                                                                        -----------
                                                                                                                         80,958,543
                                                                                                                        -----------
 South Dakota .4%
 Lawrence County PCR, Black Hills Power and Light Co. Project, Refunding, 6.70%, 6/01/10 ..........       5,000,000       5,439,400
 South Dakota State HDA, Homeownership Mortgage,
 Series A, 6.30%, 5/01/17 .........................................................................       3,680,000       3,903,192
 Series A, 7.15%, 5/01/27 .........................................................................      10,580,000      11,140,846
 Series B, 7.10%, 5/01/17 .........................................................................       2,885,000       3,042,204
 Series D, 6.65%, 5/01/14 .........................................................................       3,445,000       3,727,766
 Series G, 7.125%, 5/01/14 ........................................................................       3,405,000       3,726,636
                                                                                                                        -----------
                                                                                                                         30,980,044
                                                                                                                        -----------
 Tennessee .9%
 Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health Initiatives, Series A, 5.00%,
 12/01/18 .........................................................................................       2,150,000       2,112,504
 Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA Insured, 6.00%, 10/01/26        2,000,000       2,119,380
 Hamilton County IDB, MFHR, Patten Towers Apartments, Series A,
 6.125%, 8/01/05 ..................................................................................       2,515,000       2,644,170
 6.30%, 8/01/07 ...................................................................................       1,000,000       1,061,240
 Jackson Hospital Revenue, Jackson Madison County General Hospital, 5.00%, 4/01/28 ................       2,000,000       1,963,620
 Knox County Health, Educational and Housing Facilities Board, MFHR, East Towne Village Project, GNMA Secured,
 8.20%, 7/01/28 ...................................................................................       4,720,000       4,876,562
 Memphis-Shelby County Airport Authority, Special Facilities and Project Revenue, Federal Express Corp.,
 7.875%, 9/01/09 ..................................................................................      14,690,000      16,362,016
 6.75%, 9/01/12 ...................................................................................       6,520,000       7,125,186
 Metropolitan Government Nashville and Davidson County, Health and Educational Facilities Board Revenue,
 Multi Modal Health Facility, Asset Guaranty Insurance Co. Insured, 5.50%, 5/01/23 ................         995,000       1,037,307
 Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 .........       1,940,000       2,104,396
 Mount Pleasant IDR, PCR, Stauffer Chemical Co. Project, 8.00%, 12/01/12 ..........................       1,990,000       2,134,693
 Nashville and Davidson County Revenue, IDB, Osco Treatment, Inc., Refunding and Improvement, 6.00%,      5,000,000       5,250,100
 5/01/03
 Shelby County Health Educational and Housing Facility Board Hospital Revenue, MBIA Insured, 5.00%,       5,000,000       4,950,750
 4/01/18
 Tennessee HDA, Homeownership Program,
 Series 1992, 6.80%, 7/01/17 ......................................................................       2,360,000       2,506,981
 Series P, 7.70%, 7/01/16 .........................................................................       4,580,000       4,740,117
 Tennessee State Local Development Authority Revenue, Community Provider Pooled Loan Program, 6.45%,
 10/01/14 .........................................................................................       2,275,000       2,504,093
                                                                                                                        -----------
                                                                                                                         63,493,115
                                                                                                                        -----------
 Texas 6.8%
 Austin Combined Utility System Revenue, Series A, Pre-Refunded, 8.00%, 11/15/16 ..................      18,100,000      20,009,550
 Austin Utility System Revenue, Refunding, FGIC Insured, 6.25%, 5/15/16 ...........................      11,310,000      12,645,485
 Texas (cont.)
 Bexar County Health Facilities Development Corp. Revenue,
 Incarnate Word Facility, FSA Insured, 6.00%, 11/15/15 ............................................     $ 4,500,000    $  4,980,240
 Incarnate Word Health Services, Refunding, FSA Insured, 6.10%, 11/15/23 ..........................       8,300,000       9,235,327
 Bexar County HFC, MFHR, Sunpark Apartments Project, 6.875%, 12/01/12 .............................       1,725,000       1,797,226
 Bexar Metropolitan Water District, Water Works Systems Revenue, Refunding, MBIA Insured, 5.875%, 5/01/22 5,000,000       5,411,100
 Brazos River Authority, PCR,
 Collateralized Utilities Electric Co. Project, Series A, 8.25%, 1/01/19 ..........................      15,000,000      15,390,600
 Collateralized Utilities Electric Co., Refunding, Series C, 5.55%, 6/01/30 .......................      20,000,000      19,677,000
 Utilities Electric Co. Project, Series A, AMBAC Insured, 5.55%, 5/01/33 ..........................      23,965,000      24,830,616
 Dallas-Fort Worth International Airport Facilities, Improvement Corp. Revenue, American Airlines, Inc.,
 8.00%, 11/01/24 ..................................................................................      99,000,000     107,144,730
 Refunding, 6.00%, 11/01/14 .......................................................................      29,400,000      31,311,000
 El Paso HFC, SFMR, Series A, 8.75%, 10/01/11 .....................................................       3,730,000       4,045,745
 Fort Worth Higher Education Financial Corp., Higher Education Revenue, Texas Christian University Project, 5.00%,
 3/15/27 ..........................................................................................       4,000,000       3,999,760
 Grand Prairie Health Facilities Development Corp., Hospital Revenue, Dallas/Ft. Worth Medical Center Project,
 Refunding, AMBAC Insured, 6.875%, 11/01/10 .......................................................       2,700,000       2,844,558
 Gulf Coast Waste Disposal Authority, Environmental Improvement Revenue, UXS Corp. Projects, Refunding, 5.50%,
 9/01/17 ..........................................................................................       3,250,000       3,315,650
 Harris County IDR, Marine Terminal Revenue, Refunding, 6.95%, 2/01/22 ............................      20,250,000      22,009,118
 Houston Water and Sewer System Revenue,
 Junior Lien, Refunding, Series A, MBIA Insured, Pre-Refunded, 6.20%, 12/01/20 ....................      22,500,000      25,523,325
 Refunding, Series B, 6.375%, 12/01/14 ............................................................      21,000,000      22,588,650
 Joshua ISD, Refunding, Series B, 6.125%, 2/15/26 .................................................          20,000          20,105
 Lower Neches Valley Authority IDC Revenue, Mobil Oil Refunding Corp., Refunding, 5.55%, 3/01/33 ..       2,500,000       2,552,500
 Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%, 12/01/17 ..............       1,000,000       1,061,510
 Matagorda County Navigation District No. 1, PCR,
 Central Power and Light Co. Project, Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ...........      25,300,000      26,549,567
 Collateralized, Houston Lighting and Power Co., Refunding, 6.00%, 7/01/28 ........................      19,200,000      20,366,976
 Series A, AMBAC Insured, 6.70%, 3/01/27 ..........................................................       5,500,000       5,989,225
 Mesquite HFC, SFMR, Series 1983, 10.75%, 9/01/14 .................................................         810,000         828,638
 North Central Health Facilities Development Corp. Revenue, Texas Health Resources System, Series B, 5.125%,
 2/15/22 ..........................................................................................       5,985,000       6,033,000
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding, 5.60%, 1/01/27 4,000,000       3,982,800
 Nueces River Authority Texas, Asarco Inc., Project, Refunding, Series A, 5.60%, 4/01/18 ..........       4,500,000       4,467,150
 Port Corpus Christi Authority, Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 18,000,000      18,487,260
 Port Corpus Christi IDC Revenue, Valero, Refunding,
 Series B, 5.40%, 4/01/18 .........................................................................       4,000,000       4,023,480
 Series C, 5.40%, 4/01/18 .........................................................................       6,000,000       6,035,220
 Red River Authority, PCR, West Texas Utilities Co., Public Service Co., Oklahoma Central Power and Light Co.,
 Refunding, MBIA Insured, 6.00%, 6/01/20 ..........................................................       5,000,000       5,497,200
 Sabine River Authority, PCR,
 Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 .........................       4,000,000       4,416,680
 Texas Utilities Electric Co. Project, Collateralized, Refunding, FGIC Insured, 6.55%, 10/01/22 ...       7,700,000       8,429,729
 San Antonio Electric and Gas Revenue, Refunding, 5.50%, 2/01/20 ..................................      10,000,000      10,455,300

 Texas (cont.)
 San Antonio Water Revenue, Senior Lien, MBIA Insured,
 6.50%, 5/15/10 ...................................................................................     $ 2,795,000    $  3,058,904
 Pre-Refunded, 6.50%, 5/15/10 .....................................................................       1,440,000       1,597,579
 Tarrant County Health Facilities Development Corp.,
 Health Services Revenue, Texas Health Resources System, Series A, MBIA Insured, 5.00%, 2/15/26 ...      10,000,000       9,795,100
 Hospital Revenue, Ft. Worth Osteopathic Hospital, MBIA Insured, 5.25%, 5/15/28 ...................       5,010,000       5,090,962
 Texas Housing Agency, Residential Development Mortgage Revenue, Series D, 8.35%,
 1/01/08 ..........................................................................................       1,215,000       1,259,821
 7/01/08 ..........................................................................................       2,720,000       2,820,341
 Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ......................       2,500,000       2,699,800
 Texas Water Resources Finance Authority Revenue, 7.625%, 8/15/08 .................................       2,210,000       2,271,968
 Travis County HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 ....................................       3,735,000       4,054,006
 Tyler Health Facilities Development Corp., Hospital Revenue, East Texas Medical Center Project, Refunding, Series A,
 MBIA Insured, 5.50%, 11/01/17 ....................................................................       1,735,000       1,833,236
                                                                                                                        -----------
                                                                                                                        500,437,73
                                                                                                                        -----------
 US Territories 1.6%
 District of Columbia GO, Series E, MBIA-IBC Insured, 6.00%, 6/01/13 ..............................         155,000         170,767
 District of Columbia GO, Series E, MBIA-IBC Insured, 6.00%, 6/01/13 ..............................       3,845,000       4,137,028
 District of Columbia HFA,
 MFHR, Refunding, Series A, FHA Insured, 7.10%, 9/01/12 ...........................................       1,830,000       1,952,006
 MFHR, Refunding, Series A, FHA Insured, 7.15%, 3/01/24 ...........................................       6,575,000       6,984,228
 SFMR, Refunding, Series B, 5.85%, 12/01/18 .......................................................       2,830,000       2,931,456
 District of Columbia Hospital Revenue, Washington Hospital Center Corp., Series A, Pre-Refunded, 9.00%,  3,955,000       4,454,319
 1/01/08
 District of Columbia Redevelopment Land Agency, Sports Arena, Special Tax Revenue, 5.625%, 11/01/10        990,000       1,024,502
 District of Columbia Revenue,
 Association of American Medical Colleges, Pre-Refunded, 7.50%, 2/15/20 ...........................       5,685,000       6,071,921
 Catholic University of America, 6.45%, 10/01/23 ..................................................       5,265,000       5,826,512
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
 5.00%, 7/01/36 ...................................................................................      59,000,000      59,202,370
 5.50%, 7/01/36 ...................................................................................       7,000,000       7,543,830
 Puerto Rico Commonwealth Urban Renewal and Housing Corp., Commonwealth Appropriation, Refunding, 7.875%,
 10/01/04 .........................................................................................       3,200,000       3,369,312
 Virgin Islands HFA Mortgage Revenue, Series B, GNMA Secured, Pre-Refunded, 8.10%, 12/01/18 .......         690,000         706,374
 Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes, Refunding, Series A, 5.50%,
 10/01/22 .........................................................................................       6,485,000       6,552,444
 Virgin Islands Public Financing Authority Revenue, Subordinated Lien, Fund Loan Notes, Refunding, Series D, 5.50%,
 10/01/01 .........................................................................................       1,755,000       1,806,123
 10/01/02 .........................................................................................       1,700,000       1,757,766
 10/01/03 .........................................................................................       1,850,000       1,923,14
                                                                                                                        -----------
                                                                                                                        116,414,107
                                                                                                                        -----------
 Utah .7%
 Carbon County, Solid Waste Disposal Revenue, Laidlaw, Inc. Project, Refunding, Series A, 7.50%, 2/01/10  5,050,000       5,743,769
 Intermountain Power Agency, Power Supply Revenue, Refunding, Series A, 6.15%, 7/01/14 ............      25,000,000      27,470,500
 Salt Lake City College Revenue, Westminster College Project,
 5.70%, 10/01/17 ..................................................................................       1,000,000       1,026,590
 5.75%, 10/01/27 ..................................................................................       1,000,000       1,026,530
 Utah (cont.)
 Utah State HFA,
 Refunding, Series A, 6.50%, 5/01/19 ..............................................................     $ 2,945,000    $  3,097,168
 SFM, Refunding, 6.80%, 1/01/12 ...................................................................       1,300,000       1,384,084
 SFM, Series A, 8.50%, 7/01/19 ....................................................................         210,000         214,979
 SFM, Series B, 6.55%, 7/01/19 ....................................................................       3,105,000       3,330,640
 SFM, Series B, 6.55%, 7/01/26 ....................................................................       3,345,000       3,571,122
 SFM, Series C-1, 6.80%, 7/01/12 ..................................................................         205,000         218,258
 SFM, Series C-1, 8.375%, 7/01/19 .................................................................       1,185,000       1,201,008
 SFM, Series D, 8.60%, 7/01/19 ....................................................................         100,000         101,121
 SFM, Series E-1, 6.65%, 7/01/20 ..................................................................       2,150,000       2,295,921
 SFM, Series G-1, 8.10%, 7/01/16 ..................................................................         585,000         600,952
                                                                                                                        -----------
                                                                                                                         51,282,642
                                                                                                                        -----------
 Vermont .1%
 Vermont HFA, SF, Series 5, 7.00%, 11/01/27 .......................................................       9,400,000      10,077,740
                                                                                                                        -----------
 Virginia .6%
 Danville IDA, Hospital Revenue, Danville Regional Medical Center, Refunding, FGIC Insured, Pre-Refunded, 6.50%,
 10/01/24 .........................................................................................       5,840,000       6,680,610
 Danville IDA Revenue, Regional Medical Center, FGIC Insured, 6.50%, 10/01/19 .....................       5,885,000       6,732,086
 Henrico County IDA, Public Facilities Lease Revenue, Regional Jail Project, 6.00%, 8/01/15 .......       7,250,000       7,875,747
 Lynchburg IDA, Healthcare Facilities Revenue, Central Health, Refunding, 5.20%, 1/01/28 ..........       2,000,000       1,996,880
 Medical College Hospital Authority Revenue, MBIA Insured, 5.125%, 7/01/23 ........................       2,000,000       2,014,720
 Medical College Virginia Hospital Authority Revenue, General Revenue Bonds, MBIA Insured, 5.125%,        3,000,000       3,032,610
 7/01/18
 Richmond Public Utility Revenue, Refunding, Series A, 5.125%, 1/15/28 ............................       5,510,000       5,544,602
 Virginia State HDA, Commonwealth Mortgage,
 Series C, Sub-Series C-6, 6.25%, 1/01/15 .........................................................       5,120,000       5,378,202
 Series H, Sub-Series H-2, 6.55%, 1/01/17 .........................................................       4,755,000       5,121,895
                                                                                                                        -----------
                                                                                                                         44,377,352
                                                                                                                        -----------
 Washington 2.6%
 Chelan County PUD No. 1, Cheland Hydro Consolidated System Revenue, Series A, 5.65%, 7/01/32 .....       5,000,000       5,173,650
 Pierce County EDC, Solid Waste-Steilacoom Revenue, Refunding, 6.60%, 8/01/22 .....................      32,480,000      34,632,450
 Pierce County EDR, Occidental Petrol, 5.80%, 9/01/29 .............................................       4,000,000       4,055,800
 Port Moses Lake Public Corp., Washington PCR, Union Carbide Corp.,
 7.50%, 8/01/04 ...................................................................................       2,100,000       2,103,422
 7.875%, 8/01/06 ..................................................................................       1,000,000       1,026,790
 SeaTac GO, Series 1994, 6.50%, 12/01/13 ..........................................................       2,760,000       3,090,675
 Seattle Municipality, Metropolitan Seattle Sewer Revenue,
 Refunding, Series V, 6.20%, 1/01/32 ..............................................................       9,680,000      10,145,511
 Series W, MBIA Insured, 6.25%, 1/01/21 ...........................................................       2,500,000       2,771,024
 Seattle Special Obligation, Chinatown International District, 5.90%, 8/01/26 .....................       4,810,000       5,174,116
 Snohomish County USD No. 6, 6.50%, 12/01/11 ......................................................       7,000,000       8,341,410
 University of Washington Alumni Association, Lease Revenue, Medical Center Roosevelt II, 6.30%, 8/15/14  4,000,000       4,469,200
 Washington State Health Care Facilities Authority Revenue, Swedish Health Services, AMBAC Insured, 5.50%,
 11/15/28 .........................................................................................       5,000,000       5,178,100
 Washington State Public Power Supply System Revenue,
 Nuclear Project No. 1, Refunding, Series A, 6.05%, 7/01/12 .......................................      35,355,000      37,928,843
 Washington (cont.)
 Washington State Public Power Supply System Revenue, (cont.)
 Nuclear Project No. 1, Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 .........................    $ 19,965,000   $  21,539,640
 Nuclear Project No. 2, Refunding, Series A, 6.00%, 7/01/09 .......................................      18,330,000      19,997,296
 Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 .......................................       7,700,000       8,973,348
 Nuclear Project No. 2, Series A, 6.25%, 7/01/12 ..................................................       3,200,000       3,454,655
 Nuclear Project No. 3, Refunding, Series B, 5.50%, 7/01/18 .......................................      10,050,000      10,089,395
                                                                                                                        -----------
                                                                                                                        188,145,325
                                                                                                                        -----------
 West Virginia .7%
 Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project,
 6.50%, 4/01/25 ...................................................................................       3,500,000       3,829,594
 Refunding, 5.40%, 5/01/25 ........................................................................      10,000,000      10,091,200
 Putnam County PCR, FMC Corp. Project, Refunding, 5.625%, 10/01/13 ................................       1,700,000       1,769,546
 Taylor County PCR, Union Carbide Corp., 7.625%, 8/01/05 ..........................................       2,400,000       2,824,103
 West Virginia State Hospital Financing Authority Revenue, Logan General Hospital Project, Refunding and
 Improvement, 7.25%, 7/01/20 ......................................................................       7,000,000       6,824,720
 West Virginia State Housing Development Fund, Housing Finance, Series D,
 7.00%, 5/01/17 ...................................................................................       6,000,000       6,399,420
 7.05%, 11/01/24 ..................................................................................       9,000,000       9,604,350
 West Virginia State, Series A, FGIC Insured, 5.20%, 11/01/26 .....................................      10,000,000      10,292,000
                                                                                                                        -----------
                                                                                                                         51,634,933
                                                                                                                        -----------
 Wisconsin 1.3%
 Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 .......................................       2,200,000       2,319,063
 Madison Industrial Gas and Electric Co. Project, Series A, 6.75%, 4/01/27 ........................       4,220,000       4,575,240
 Wisconsin Housing and EDA, Homeownership Revenue,
 Refunding, Series A, 6.10%, 11/01/10 .............................................................       9,190,000       9,904,431
 Series 1, 6.75%, 9/01/15 .........................................................................      10,230,000      10,917,148
 Series 1, 6.75%, 9/01/17 .........................................................................       3,000,000       3,198,420
 Series A, 6.90%, 3/01/16 .........................................................................       1,985,000       2,170,914
 Series A, 6.45%, 3/01/17 .........................................................................       5,500,000       5,870,204
 Series A, 7.10%, 3/01/23 .........................................................................       8,635,000       9,192,906
 Series B, 7.05%, 11/01/22 ........................................................................       3,000,000       3,220,500
 Wisconsin State Health and Educational Facilities Authority Revenue,
 Childrens Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 .............................      21,050,000      21,506,995
 Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 ...........................................       1,500,000       1,517,474
 Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 ...........................................       3,000,000       3,022,320
 Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 .......................................       6,500,000       7,231,250
 Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 .......................................       7,500,000       8,278,574
                                                                                                                        -----------
                                                                                                                         92,925,439
                                                                                                                        -----------
 Wyoming .3%
 Wyoming CDA,
 Housing Revenue, Refunding, Series 6, 6.10%, 12/01/28 ............................................      11,540,000      12,252,941
 MF Mortgage, Series A, 6.90%, 6/01/12 ............................................................       1,395,000       1,467,944
 MF Mortgage, Series A, 6.95%, 6/01/24 ............................................................       3,530,000       3,722,561
 SFM, Series A, 7.25%, 6/01/21 ....................................................................       2,500,000       2,683,650

 Wyoming (cont.)
 Wyoming CDA, (cont.)
 SFM, Series G, 7.375%, 6/01/17 ...................................................................      $  645,000       $ 680,068
                                                                                                                        -----------
                                                                                                                         20,807,164
                                                                                                                        -----------
 Total Bonds (Cost $6,458,220,889) ................................................................                   6,975,367,419
                                                                                                                        -----------
 Zero Coupon Bonds 2.2%
 Calcasieu Parish, Louisiana, Memorial Hospital Service District Revenue, Lake Charles Parish Memorial Hospital
 Project, Series A,12/01/22 .......................................................................      11,040,000       7,614,508
 Chicago RMR, Refunding, Series B, MBIA Insured,10/01/09 ..........................................       8,785,000       4,134,483
 Coldwater, Michigan, Community Schools, MBIA Insured, Pre-Refunded, 5/01/18 ......................       5,935,000       2,143,068
 Colorado Springs Airport Revenue, Series C,
 1/01/03 ..........................................................................................       1,660,000       1,367,840
 1/01/05 ..........................................................................................       1,610,000       1,207,241
 1/01/07 ..........................................................................................       1,675,000       1,115,081
 1/01/08 ..........................................................................................         800,000         501,720
 1/01/11 ..........................................................................................       1,450,000         753,231
 Cook County, Illinois, Community Consolidated School District No. 54, Schaumburg Township, Series B, FGIC Insured,
 Pre-Refunded,
 1/01/07 ..........................................................................................       3,505,000       2,329,422
 1/01/08 ..........................................................................................       4,800,000       2,985,167
 1/01/09 ..........................................................................................       4,380,000       2,546,575
 1/01/10 ..........................................................................................       5,760,000       3,138,335
 Florida State Mid-Bay Bridge Authority Revenue, Senior Lien, Series A, AMBAC Insured,
 10/01/23 .........................................................................................       5,000,000       1,364,550
 10/01/24 .........................................................................................       3,000,000         769,260
 Harrison, Michigan, Community Schools, AMBAC Insured, 5/01/20 ....................................       6,000,000       1,725,840
 Jefferson County, Kentucky, Capital Projects Corp., Lease Revenue, Refunding, Series A,
 8/15/07...........................................................................................       1,640,000       1,124,908
 8/15/08...........................................................................................       4,505,000       2,898,516
 8/15/09...........................................................................................       4,580,000       2,781,480
 8/15/10...........................................................................................       4,620,000       2,648,275
 8/15/13...........................................................................................       6,825,000       3,346,638
 8/15/14...........................................................................................       6,860,000       3,171,103
 8/15/16...........................................................................................       7,005,000       2,885,920
 8/15/17...........................................................................................       7,115,000       2,763,252
 Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue,
 Capital Appreciation, Series A, 6/15/09...........................................................       9,510,000       5,929,961
 Capital Appreciation, Series A, Pre-Refunded, 6/15/09.............................................       1,490,000         943,676
 McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/08 ...............................       8,500,000       5,657,260
 McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/10 ...............................       8,000,000       4,717,360
 McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/11 ...............................       9,690,000       5,392,970
 McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/12 ...............................         250,000         220,832
 McCormick Place Expansion Project, Series A, FGIC Insured, Pre-Refunded, 6/15/12 .................      11,550,000      10,477,813
 Miami, Dade County Special Obligation, Subordinated Lien, Series B, MBIA Insured,10/01/34 ........       5,500,000         779,844
 Owensboro, Kentucky, Electric Light and Power Revenue, Series B, AMBAC Insured,1/01/08 ...........       5,250,000       3,575,040

 San Joaquin Hills, California, Transportation Corridor Agency, Toll Road Revenue,
 Refunding, Series A, 1/15/21 .....................................................................    $ 50,000,000   $  34,110,500
 Senior Lien, Pre-Refunded, 1/01/23 ...............................................................       7,000,000       2,108,050
 Shreveport, Louisiana, Water and Sewer Revenue, Series B, FGIC Insured,
 12/01/07 .........................................................................................         490,000         303,123
 12/01/08 .........................................................................................       2,530,000       1,446,425
 12/01/09 .........................................................................................       4,080,000       2,173,782
 12/01/10 .........................................................................................       5,630,000       2,793,267
 Spring, Texas, ISD, Refunding, FGIC Insured, Pre-Refunded, 8/15/08 ...............................       7,000,000       3,602,550
 University of Illinois Revenues, AMBAC Insured, 4/01/10 ..........................................      14,250,000       8,481,742
 Washington State Public Power Supply System, Nuclear Project No. 3 Revenue, Refunding, Series B,
 7/01/12 ..........................................................................................       6,400,000       3,317,120
 7/01/13 ..........................................................................................      11,000,000       5,356,340
 7/01/14 ..........................................................................................      15,000,000       6,848,700
                                                                                                                        -----------
 Total Zero Coupon Bonds (Cost $103,721,369) ......................................................                     163,552,768
                                                                                                                        -----------
 Total Long Term Investments (Cost $6,561,942,258) ................................................                   7,138,920,187
                                                                                                                        -----------
aShort-term Investments 1.3%
 Allegheny County Hospital Development Authority Revenue, Aces Presbyterian University Hospital, Series B-1,
 Weekly VRDN and Put, 3.15%, 3/01/18 ..............................................................         700,000         700,000
 Arkansas State Development Finance Authority, Higher Education Capital Asset, Series A 1995, FGIC Insured,
 Weekly VRDN and Put, 3.00%, 12/01/15 .............................................................         300,000         300,000
 Calcasieu Parish Inc., Louisiana Industrial Development Board,
 Industrial Revenue, Refunding, Olin Corp. Project,
 Series B, Daily VRDN and Put, 3.40%, 2/01/16 .....................................................       1,000,000       1,000,000
 Colorado Health Facilities Authority Revenue, Catholic Health Series B,
 Weekly VRDN and Put, 3.00%, 12/01/25 .............................................................       1,300,000       1,300,000
 Denver City and County MFHR, Ogden Residence Project, Daily VRDN and Put, 3.45%, 12/01/09 ........       2,080,000       2,080,000
 Duluth Minnesota Tax Increment Revenue, Lake Superior Paper, Registered, Weekly VRDN and Put, 3.00%,       100,000         100,000
  9/01/10
 Georgia Development Authority, PCR, Georgia Power Company Plant,
 Appling County, Hatch Project, Daily VRDN and Put, 3.25%, 9/01/29 ................................       8,300,000       8,300,000
 Heard County, Wansley Project, Daily VRDN and Put, 3.30%, 9/01/29 ................................       9,000,000       9,000,000
 Putnam County, Branch Project, Daily VRDN and Put, 3.25%, 3/01/24 ................................       3,200,000       3,200,000
 Kansas City IDA, Hospital Revenue, Resh Health Services System,
 MBIA Insured, Daily VRDN and Put, 2.80%,
 10/15/14 .........................................................................................       2,500,000       2,500,000
 Long Island New York Power Authority Electric System Revenue,
 Subordinated, Series B, Daily VRDN and Put,
 2.75%, 5/01/33 ...................................................................................       5,300,000       5,300,000
 Louisiana, East Baton Rouge Parish Pollution Control Revenue,
 Refunding, Exxon Project, Daily VRDN and Put,
 3.30%, 11/01/19 ..................................................................................       4,500,000       4,500,000
 Maryland Community Development Administration MF, Development Revenue,
 Avalon Lea Apartments Project,
 Refunding, FNMA Secured, Weekly VRDN and Put, 3.20%, 6/15/26 .....................................         400,000         400,000
 Maryland State Industrial Development Financing Authority,
 Economic Development Revenue, Chesapeake
 Biological Inc., Weekly VRDN and Put, 3.25%, 8/01/18 .............................................       1,945,000       1,945,000
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Capital Assets Program, Series D, MBIA
 Insured, Weekly VRDN and Put, 3.10%, 1/01/35 .....................................................       3,300,000       3,300,000
 New York City Health and Hospital Corporation Revenue Health Systems,
 Series A, Weekly VRDN and Put, 3.00%,
 2/15/26 ..........................................................................................       9,400,000       9,400,000
 New York City Municipal Water Financing Authority,
 Water and Sewer System Revenue, Bond Purchase Agreement,
 Series G, FGIC Insured, Daily VRDN and Put, 2.40%, 6/15/24 .......................................       5,900,000       5,900,000

 New York and New Jersey Port Authority, Special Obligation Revenue,
 Versatile Structure, Series 2, Daily VRDN and
 Put, 3.25%, 5/01/19 ..............................................................................     $ 2,800,000    $  2,800,000
 North Carolina Medical Care Commission Revenue, Carol Woods Project, Daily VRDN and Put, 2.95%, 4/01/21  2,000,000       2,000,000
 Perry County Mississippi PCR, Leaf River Forest Project, Refunding, Daily VRDN and Put, 3.20%, 3/01/02   3,300,000       3,300,000
 Roanoke IDA, Hospital Revenue, Carilion Health System, Series B, Daily VRDN and Put, 2.80%, 7/01/27        500,000         500,000
 Uinta County PCR, Refunding, Chevron USA Inc. Project,
 Letter of Credit from Chevron Corp., Daily VRDN and Put,
 2.40%, 8/15/20 ...................................................................................      21,350,000      21,350,000
 Washington State Health Care Facilities Authority Revenue,
 Sisters Providence, Series E, Daily VRDN and Put, 2.75%,
 10/01/05 .........................................................................................       6,000,000       6,000,000
 Waynesboro Virginia IDA Revenue, Residential Care Facilities,
 Sunnyside Presbyterian Home, Refunding, Daily
 VRDN and Put, 3.25%, 12/15/28 ....................................................................       2,500,000       2,500,000
                                                                                                                        -----------
 Total Short-term Investments (Cost $97,675,000)...................................................                      97,675,000
                                                                                                                        -----------
 Total Investments (Cost $6,659,617,258) 99.0% ....................................................                   7,236,595,187
 Other Assets, less Liabilities 1.0% ..............................................................                      73,545,755
                                                                                                                        -----------
 Net Assets 100.0% ................................................................................                  $7,310,140,942
                                                                                                                        ===========



See glossary of terms on page 47.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Statement of Investments, October 31, 1998 (unaudited) (cont.)

 Glossary of Terms

AMBAC -  American  Municipal  Bond Assurance  Corp.
CDA   -  Community  Development Authority/Agency
COP   -  Certificate   of   Participation
CRDA  -  Community Redevelopment  Authority/Agency
EDA   -  Economic  Development  Authority
EDC   -  Economic  Development Corp.
EDR   -  Economic  Development  Revenue
ETM   -  Escrow to Maturity
FGIC  -  Financial  Guaranty  Insurance  Co.
FHA   -  Federal  Housing Authority/Agency
FI/GML-  Federally Insured or Guaranteed Mortgage Loans
FNMA  -  Federal National Mortgage Association
FSA   -  Financial Security Assistance (Some of the  securities  shown as FSA
         Insured  were  originally  insured  by Capital Guaranty  Insurance Co.
         (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
GNMA  -  Government National Mortgage  Association
GO    -  General  Obligation
HDA   -  Housing  Development  Authority
HFA   -  Housing Finance  Agency
HFC   -  Housing  Finance  Corp.
IDA   -  Industrial  Development Authority/Agency
IDB   -  Industrial Development Board
IDC   -  Industrial Development Corp.
IDBR  -  Industrial  Development Board Revenue
IDR   -  Industrial  Development Revenue
IPC   -  Industrial  Pollution  Control
ISD   -  Independent  School  District
L.P.  -  Limited  Partnership
MBIA  -  Municipal  Bond  Investors  Assurance  Corp.
MBIA-IBC - Municipal Bond Investors  Assurance  Corp.-Insured  Bond Certificates
MBS   -  Mortgage-Backed  Securities
MF    -  Multi-Family
MFHR  -  Multi-Family  Housing Revenue
MFMR  -  Multi-Family  Mortgage  Revenue
MFR   -  Multi-Family  Revenue
MTA   -  Metropolitan  Transit  Authority
PCR   -  Pollution  Control  Revenue
PUD   -  Public Utility District
RDA   -  Redevelopment Authority/Agency
RMR   -  Residential Mortgage Revenue
SF    -  Single Family
SFM   -  Single  Family  Mortgage
SFMR  -  Single Family Mortgage Revenue
SFR   -  Single Family Revenue
USD   -  Unified School District

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements



Statement of Assets and Liabilities
October 31, 1998 (unaudited)

Assets:
 Investments in securities, at value (cost $6,659,617,258) ......................................          $7,236,595,187
 Cash ...........................................................................................                 999,580
 Receivables:
  Investment securities sold ....................................................................              45,797,924
  Capital shares sold ...........................................................................              11,440,003
  Interest ......................................................................................             131,259,562
                                                                                                         ----------------
      Total assets ..............................................................................           7,426,092,256
                                                                                                         ----------------
Liabilities:
 Payables:
  Investment securities purchased ...............................................................              51,839,305
  Capital shares redeemed .......................................................................              53,547,779
  Affiliates ....................................................................................               4,517,604
  Shareholders ..................................................................................               5,910,123
 Other liabilities ..............................................................................                 136,503
                                                                                                         ----------------
      Total liabilities .........................................................................             115,951,314
                                                                                                         ----------------
       Net assets, at value .....................................................................          $7,310,140,942
                                                                                                         ================
Net assets consist of:
 Undistributed net investment income ............................................................            $  6,567,734
 Net unrealized appreciation ....................................................................             576,977,929
 Accumulated net realized loss ..................................................................              (7,136,726)
 Capital shares .................................................................................           6,733,732,005
                                                                                                         ----------------
       Net assets, at value .....................................................................          $7,310,140,942
                                                                                                         ================
Class I:
 Net asset value per share ($7,133,824,075 / 574,189,590 shares outstanding)* ...................                  $12.42
                                                                                                         ================
 Maximum offering price per share ($12.42 / 95.75%) .............................................                  $12.97
                                                                                                         ================
Class II:
 Net asset value per share ($176,316,867 / 14,196,540 shares outstanding)* ......................                  $12.42
                                                                                                         ================
 Maximum offering price per share ($12.42 / 99%) ................................................                  $12.55
                                                                                                         ================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (continued)



Statement of Operations
for the six months ended October 31, 1998 (unaudited)

Investment income:

 Interest .............................................................                                   $219,845,745
                                                                                                         --------------
Expenses:
 Management fees (Note 3) .............................................               $16,537,312
 Distribution fees (Note 3)
  Class I .............................................................                 2,693,558
  Class II ............................................................                   506,604
 Transfer agent fees (Note 3) .........................................                 1,288,527
 Custodian fees .......................................................                    35,891
 Reports to shareholders ..............................................                   394,672
 Registration and filing fees .........................................                   100,397
 Professional fees ....................................................                    89,851
 Directors' fees and expenses .........................................                    72,488
 Other ................................................................                   136,097
                                                                                     --------------
      Total expenses ..................................................                                     21,855,397
                                                                                                         --------------
       Net investment income ..........................................                                    197,990,348
                                                                                                         --------------
Realized and unrealized gains:
 Net realized gain from investments ...................................                                     18,742,105
 Net unrealized appreciation on investments ...........................                                     84,347,573
                                                                                                         --------------
Net realized and unrealized gain ......................................                                    103,089,678
                                                                                                         --------------
Net increase in net assets resulting from operations ..................                                   $301,080,026
                                                                                                         ==============

See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (continued)



Statements  of Changes in Net Assets for the six months  ended  October 31, 1998
(unaudited) and the year ended April 30, 1998

                                                                           Six Months Ended          Year Ended
                                                                           October 31, 1998        April 30, 1998
                                                                           ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................             $  197,990,348           $  404,855,331
  Net realized gain from investments .........................                 18,742,105               42,732,886
  Net unrealized appreciation on investments .................                 84,347,573              156,385,279
                                                                           ---------------------------------------
   Net increase in net assets resulting from operations ......                301,080,026              603,973,496
 Distributions to shareholders from:
  Net investment income:
   Class I ...................................................               (193,297,707)            (396,082,048)
   Class II ..................................................                 (3,695,119)              (5,046,130)
                                                                           ---------------------------------------
 Total distributions to shareholders .........................               (196,992,826)            (401,128,178)
 Capital share transactions: (Note 2)
  Class I ....................................................                  8,936,649              (83,120,865)
  Class II ...................................................                 38,961,503               60,999,749
                                                                           ---------------------------------------
 Total capital share transactions ............................                 47,898,152              (22,121,116)
   Net increase in net assets ................................                151,985,352              180,724,202
Net assets:
 Beginning of period .........................................              7,158,155,590            6,977,431,388
                                                                           ---------------------------------------
 End of period ...............................................             $7,310,140,942           $7,158,155,590
                                                                           =======================================
Undistributed net investment income included in net assets:
 End of period ...............................................               $  6,567,734             $  5,570,212
                                                                           =======================================

See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers two classes of shares: Class I and Class II. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At October 31, 1998, there were 10 billion shares of no par value stock authorized, of which 3 billion each were designated as Class I and Class II. Transactions in the Fund's shares were as follows:



                                                               Six months ended                      Year ended
                                                               October 31, 1998                    April 30, 1998
                                                       ------------------------------------------------------------------
                                                           Shares            Amount             Shares       Amount
                                                       ------------------------------------------------------------------
Class I Shares:
Shares sold ................................             61,185,738     $ 756,127,723        114,214,913 $ 1,390,939,797
Shares issued in reinvestment of distributions            6,438,796        79,316,705         13,093,027     159,083,079
Shares redeemed ............................            (66,857,382)     (826,507,779)      (134,063,708) (1,633,143,741)
                                                       ------------------------------------------------------------------
Net increase (decrease) ....................                767,152      $  8,936,649         (6,755,768) $  (83,120,865)
                                                       ==================================================================
Class II Shares:
Shares sold ................................              3,595,843     $  44,424,342          5,941,310    $ 72,517,830
Shares issued in reinvestment of distributions              188,524         2,323,994            259,109       3,154,246
Shares redeemed ............................               (630,733)       (7,786,833)        (1,202,566)    (14,672,327)
                                                       ------------------------------------------------------------------
Net increase ...............................              3,153,634     $  38,961,503          4,997,853    $ 60,999,749
                                                       ==================================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized
      Fee Rate    Month-End Net Assets
     -----------------------------------------------------------------
        .625%     First $100 million
        .50%      Over $100 million, up to and including $250 million
        .45%      Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .10% and .65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $1,492,843 and $33,627, respectively.

The Fund paid transfer agent fees of $1,288,527 of which $1,208,001 was paid to Investor Services.


4. INCOME TAXES

At April 30, 1998, the Fund had tax basis capital losses of $25,878,831 which may be carried over to offset future capital gains. Such losses expire as follows:

      Capital loss carryovers expiring in:
       2003 .............................      $22,451,357
       2005 .............................        3,427,474
                                              ------------
                                               $25,878,831
                                              ============

At October 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $6,659,617,258 was as follows:

      Unrealized appreciation ...........     $579,370,985
      Unrealized depreciation ...........       (2,393,056)
                                              ------------
      Net unrealized appreciation .......     $576,977,929
                                              ============


5. INVESTMENT TRANSACTIONS

Purchases  and sales of securities  (excluding  short-term  securities)  for the
period  ended  October  31,  1998  aggregated   $520,820,687  and  $463,656,753,
respectively.


6. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in the state of New York. Such concentration may subject the Fund more significantly to economic changes occurring within that state.





Franklin Federal Tax-Free Income Fund
Semi-Annual Report
October 31, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the Franklin Federal Tax-Free Income Fund based on total long-term investments as of 10/31/98.

AAA                     38.1%
AA                      12.7%
A                       19.5%
BBB                     27.2%
Below Investment Grade   2.5%

* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


GRAPHIC MATERIAL (2)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 10/31/98 for the Franklin Federal Tax-Free Income Fund.

                        % of Total Long-
Sector                  Term Investments

Utilities                    25.2%
Prerefunded                  13.9%
Housing                      13.0%
Transportation               12.0%
Hospitals                    10.6%
General Obligations           8.1%
Industrial                    6.3%
Other Revenue                 4.0%
Education                     3.1%
Certificates of Participation 1.9%
Health Care                   1.3%
Tax Allocation                0.4%
Sales Tax Revenue             0.2%


GRAPHIC MATERIAL (3)

The following line graph compares the performance of the Bond Buyer Municipal 40 Index to the 30-year U.S. Treasury yield from 5/1/98 to 10/31/98.

               30-Year U.S.                Bond Buyer 40
                 Treasury                    Index
---------------------------------------------------------
    5/1/98        5.94%                      5.37%
    5/4/98        5.94%                      5.35%
    5/5/98        5.98%                      5.36%
    5/6/98        5.94%                      5.34%
    5/7/98        5.95%                      5.34%
    5/8/98        5.98%                      5.34%
   5/11/98        6.04%                      5.36%
   5/12/98        5.96%                      5.33%
   5/13/98        5.95%                      5.30%
   5/14/98        5.98%                      5.28%
   5/15/98        5.97%                      5.28%
   5/18/98        5.92%                      5.26%
   5/19/98        5.94%                      5.26%
   5/20/98        5.89%                      5.24%
   5/21/98        5.93%                      5.25%
   5/22/98        5.90%                      5.26%
   5/26/98        5.85%                      5.23%
   5/27/98        5.83%                      5.22%
   5/28/98        5.83%                      5.23%
   5/29/98        5.81%                      5.22%
    6/1/98        5.78%                      5.22%
    6/2/98        5.80%                      5.23%
    6/3/98        5.80%                      5.24%
    6/4/98        5.82%                      5.25%
    6/5/98        5.79%                      5.22%
    6/8/98        5.79%                      5.23%
    6/9/98        5.79%                      5.23%
   6/10/98        5.70%                      5.20%
   6/11/98        5.65%                      5.19%
   6/12/98        5.66%                      5.18%
   6/15/98        5.61%                      5.16%
   6/16/98        5.65%                      5.18%
   6/17/98        5.74%                      5.23%
   6/18/98        5.70%                      5.21%
   6/19/98        5.67%                      5.22%
   6/22/98        5.66%                      5.21%
   6/23/98        5.64%                      5.21%
   6/24/98        5.66%                      5.22%
   6/25/98        5.66%                      5.23%
   6/26/98        5.64%                      5.23%
   6/29/98        5.65%                      5.23%
   6/30/98        5.62%                      5.22%
    7/1/98        5.63%                      5.23%
    7/2/98        5.60%                      5.21%
    7/6/98        5.57%                      5.21%
    7/7/98        5.60%                      5.21%
    7/8/98        5.63%                      5.22%
    7/9/98        5.60%                      5.21%
   7/10/98        5.63%                      5.21%
   7/13/98        5.68%                      5.23%
   7/14/98        5.72%                      5.25%
   7/15/98        5.70%                      5.25%
   7/16/98        5.72%                      5.26%
   7/17/98        5.75%                      5.27%
   7/20/98        5.71%                      5.26%
   7/21/98        5.67%                      5.25%
   7/22/98        5.68%                      5.25%
   7/23/98        5.66%                      5.25%
   7/24/98        5.68%                      5.25%
   7/27/98        5.70%                      5.25%
   7/28/98        5.74%                      5.26%
   7/29/98        5.77%                      5.26%
   7/30/98        5.73%                      5.25%
   7/31/98        5.72%                      5.26%
    8/3/98        5.67%                      5.24%
    8/4/98        5.65%                      5.24%
    8/5/98        5.66%                      5.24%
    8/6/98        5.67%                      5.24%
    8/7/98        5.63%                      5.22%
   8/10/98        5.63%                      5.22%
   8/11/98        5.60%                      5.20%
   8/12/98        5.62%                      5.21%
   8/13/98        5.60%                      5.21%
   8/14/98        5.55%                      5.20%
   8/17/98        5.56%                      5.19%
   8/18/98        5.56%                      5.19%
   8/19/98        5.56%                      5.19%
   8/20/98        5.52%                      5.18%
   8/21/98        5.46%                      5.16%
   8/24/98        5.48%                      5.16%
   8/25/98        5.44%                      5.15%
   8/26/98        5.44%                      5.13%
   8/27/98        5.38%                      5.12%
   8/28/98        5.37%                      5.12%
   8/31/98        5.30%                      5.11%
    9/1/98        5.34%                      5.14%
    9/2/98        5.34%                      5.15%
    9/3/98        5.31%                      5.14%
    9/4/98        5.29%                      5.15%
    9/8/98        5.34%                      5.16%
    9/9/98        5.28%                      5.15%
   9/10/98        5.18%                      5.13%
   9/11/98        5.23%                      5.13%
   9/14/98        5.23%                      5.14%
   9/15/98        5.25%                      5.15%
   9/16/98        5.23%                      5.13%
   9/17/98        5.18%                      5.12%
   9/18/98        5.15%                      5.10%
   9/21/98        5.12%                      5.07%
   9/22/98        5.16%                      5.09%
   9/23/98        5.16%                      5.09%
   9/24/98        5.15%                      5.09%
   9/25/98        5.13%                      5.09%
   9/28/98        5.15%                      5.09%
   9/29/98        5.10%                      5.08%
   9/30/98        4.98%                      5.04%
   10/1/98        4.90%                      4.99%
   10/2/98        4.85%                      4.97%
   10/5/98        4.70%                      4.95%
   10/6/98        4.75%                      4.95%
   10/7/98        4.83%                      4.98%
   10/8/98        4.99%                      5.04%
   10/9/98        5.13%                      5.12%
  10/13/98        5.10%                      5.11%
  10/14/98        5.00%                      5.09%
  10/15/98        5.02%                      5.09%
  10/16/98        4.96%                      5.05%
  10/19/98        4.98%                      5.04%
  10/20/98        5.06%                      5.08%
  10/21/98        5.08%                      5.08%
  10/22/98        5.13%                      5.11%
  10/23/98        5.16%                      5.14%
  10/26/98        5.13%                      5.14%
  10/27/98        5.08%                      5.12%
  10/28/98        5.13%                      5.12%
  10/29/98        5.09%                      5.11%
  10/30/98        5.15%                      5.13%




GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin Federal Tax-Free Income Fund - Class I from 5/1/98 to 10/31/98.

May                               5.6 cents
June                              5.6 cents
July                              5.6 cents
August                            5.6 cents
September                         5.6 cents
October                           5.6 cents
Total                            33.6 cents


GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between Franklin Federal Tax-Free Income Fund - Class I distribution rate of 5.18% and the taxable equivalent rate of 8.58% on 10/31/98.


GRAPHIC MATERIAL (6)

This chart shows the dividend distributions for Franklin Federal Tax-Free Income Fund - Class II from 5/1/98 to 10/31/98.

May                               5.00 cents
June                              5.00 cents
July                              5.01 cents
August                            5.01 cents
September                         5.01 cents
October                           5.01 cents
Total                            30.04 cents


GRAPHIC MATERIAL (7)

This chart shows in bar format the comparison between Franklin Federal Tax-Free Income Fund - Class II distribution rate of 4.79% and the taxable equivalent rate of 7.93% on 10/31/98.



SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's annual report for the 12 months ended February 28, 1999.

The year under review was challenging for the global and domestic bond markets. Rarely have we witnessed the magnitude of volatility that we experienced over the past year, which was due to a number of different factors, ranging from the global financial crisis that impacted regions in Asia, Latin America and eastern Europe, to the liquidity crisis created by the concerns and uncertainties associated with a number of hedge funds' investment activities in third quarter 1998. Although certain market segments, such as the corporate high yield and mortgage areas, were hit the hardest, the municipal bond market also faced some challenges. The four-year declining interest-rate trend continued in 1998 as many regions around the world experienced slowing and, in certain cases, recession- or even depression-like economies. These regions had a direct impact on the U.S. economy through fewer purchases of American goods, reducing U.S. export levels. Throughout the same period, the American consumer boosted the domestic economy at much higher-than-anticipated levels. With global and domestic inflation virtually nonexistent, the Federal Reserve Board's (the Fed's) monetary policy panel, the Federal Open Market Committee, three times made quarter-point cuts to the federal funds target rate, lowering it to 4.75% on November 17, 1998. The Fed hoped to stimulate global economic growth and instill confidence in the financial markets. The 30-year Treasury bond followed suit, dropping from 5.92% on February 28, 1998, to 5.57% on February 28, 1999.

As interest rates declined, municipal bond issuers increased their refinancing activity of outstanding, higher interest-rate debt. In addition, many municipalities were in excellent fiscal condition due to the strong national economy, which gave them greater confidence to borrow money for new projects. These two conditions led to a surge in 1998's new-issue supply with total volume closely matching 1993's record $293 billion. Although demand from individual investors was relatively stable, at


CONTENTS

Shareholder Letter .......................................................     1

Special Feature:
A Word About
Municipal Bond Insurance .................................................     4

Fund Reports

  Franklin Arizona
  Tax-Free Income Fund ...................................................     6

  Franklin Colorado
  Tax-Free Income Fund ...................................................    11

  Franklin Connecticut
  Tax-Free Income Fund ...................................................    16

  Franklin Federal
  Intermediate-Term
  Tax-Free Income Fund ...................................................    21

  Franklin High Yield
  Tax-Free Income Fund ...................................................    25

  Franklin Indiana
  Tax-Free Income Fund ...................................................    31

  Franklin Michigan
  Tax-Free Income Fund ...................................................    36

  Franklin New Jersey
  Tax-Free Income Fund ...................................................    41

  Franklin Oregon
  Tax-Free Income Fund ...................................................    46

  Franklin Pennsylvania
  Tax-Free Income Fund ...................................................    51

  Franklin Puerto Rico
  Tax-Free Income Fund ...................................................    56

Municipal Bond Ratings ...................................................    61

Financial Highlights &
Statement of Investments .................................................    63

Financial Statements .....................................................   135

Notes to Financial Statements ............................................   147

Independent Auditors' Report .............................................   153

Tax Information ..........................................................   154

FUND CATEGORY

[PYRAMID GRAPHIC]



times, the municipal bond market had difficulty absorbing this huge bond supply, which caused the municipal bond market to underperform the Treasury bond market during the past year. To put it in perspective, in October 1998 an investor could purchase a 30-year, AAA municipal bond yielding approximately 105% of the yield on a comparable Treasury bond versus the historical average of approximately 89%. The last time we saw such attractive municipal market valuations was 1985 or 1986.

The prevalence of bond insurance was another trend affecting municipal bond market fundamentals. The increasingly higher percentages of AAA-insured municipal bond issues coming to market over the past four years seems to have finally peaked at approximately 50% in 1998, compared with 37% in 1994. One of the impacts on the market from having so many new bonds insured has been fewer and fewer uninsured bonds. With investors continuing to demand higher yields in a falling interest-rate environment, municipal bond market credit spreads, or the additional interest rate paid to investors for AAA- versus BBB-rated bonds, were extremely narrow. This condition abruptly changed in July 1998 when a large health care organization, with a substantial amount of insured debt outstanding, filed for bankruptcy. In large part, this significant event prompted municipal bond insurers to reevaluate their business models and use a less aggressive strategy in certain market sectors, particularly health care. The market impact has been a widening of credit spreads in the lower-quality, or high yield, market segment.

Franklin's municipal bond portfolio managers and research analysts certainly welcome the widening credit spreads, as we have focused on purchasing AAA-insured securities for the most part, over the past few years. We felt we weren't getting the appropriate reward of higher interest rates, to take on the additional credit risk of many lower-quality bonds. As a result, many of our investment-grade portfolios have a record-high percentage of their net assets invested in AAA bonds at the funds' fiscal year-end. We believe this puts us in an excellent position to take advantage of portfolio management opportunities, as we are now seeing lower-quality securities with the appropriate risk/reward relationship. Our team of research analysts will continue to seek out these opportunities and work closely with the portfolio managers in making their recommendations.


2


Looking forward, we anticipate supply pressures to moderate in 1999. Already, municipal new issuance for the first six weeks of the year was down about 18%, compared with the same period last calendar year.* We also expect mid-1998's improved municipal bond demand to continue. Under such circumstances, the municipal bond market would be well-positioned in 1999.

Municipal bonds continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to diversify risk in their portfolios. Generally, a taxable investment would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,




/s/ Charles B. Johnson
----------------------
Charles B. Johnson
Chairman
Franklin Tax-Free Trust




/s/ Thomas J. Kenny
----------------------
Thomas J. Kenny
Director
Franklin Municipal Bond Department

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.+ You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.

+For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

*Source: The Bond Buyer, February 18, 1999.


                                                                               3


A WORD ABOUT MUNICIPAL BOND INSURANCE

[SPECIAL FEATURE LOGO]

Municipal bond insurers guarantee the timely payment of interest and principal on insured bond issues, providing bond investors with additional protection against the potential of the issuer's payment default. Moody's and Standard & Poor's assign the four principal municipal bond insurers -- MBIA, AMBAC, FGIC and FSA -- their highest rating, AAA, based on their ability to pay claims. This is important, as once a bond is insured it no longer carries the underlying security's rating, but the insurer's rating. In 1998, the four primary municipal bond insurers comprised more than 98% of the market, with MBIA controlling the largest share, 35.4%.

Municipal bond insurers often work with bond reinsurers to enhance their ability to generate new business. By purchasing portions of insured bond portfolios from the insurers, bond reinsurers assume a portion of the risk, freeing up the insurers' capital and enabling them to insure additional municipal bond issues. The added capital provided by the reinsurers, in turn, increases the overall size of the insured municipal bond market.

Currently, many municipal bond issuers favor the use of bond insurance. In 1998, municipal bond insurers covered 50.8% of the new-issue municipal bond market, involving 5,825 new issues valued at $145 billion. For issuers, obtaining bond insurance can often lower their borrowing costs as it often improves their credit rating,



4


which more than makes up for the cost of the insurance. In addition, the four primary, AAA-rated bond insurers presently charge issuers comparatively inexpensive insurance premiums, due to the extremely competitive environment for municipal bond insurance. Bond insurance also enables issuers to market their bonds to a larger pool of potential buyers. For example, insured municipal bond funds purchase primarily, if not exclusively, insured bonds.

Low-cost municipal bond insurance benefits investors beyond the credit protection it provides against payment default. As insured bonds appeal to a wider variety of investors, insurance can lead to improved liquidity, allowing investors to more easily buy and sell bonds.

[PIE CHART]

INSURERS' MARKET SHARE*
12/31/98

MBIA     35.4%
FSA      22.0%
GFIC     21.5%
AMBAC    19.6%
Other     1.5%

[BAR GRAPH]

INSURED MUNICIPAL BOND ISSUES*
As a % of Municipal Bond Market

1993     37.0%
1994     37.0%
1995     43.0%
1996     46.0%
1997     49.0%
1998     50.8%

*Source: The Bond Buyer, 1999.


                                                                               5


FRANKLIN ARIZONA TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]

AAA      50.2%
AA       17.2%
A        14.6%
BBB      18.0%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[ARIZONA STATE GRAPHIC]

Fueled by solid economic gains, high income tax receipts and stringent borrowing practices, Arizona achieved tremendous growth during the year under review. This was accomplished despite the state's lower-than-average income levels and reduced corporate and personal income tax rates.(2) Unemployment levels remained below the nation's while efforts to shift away from the traditional pillars of mining, agriculture and real estate were successful. The state generated its fourth consecutive operating surplus as ongoing diversification efforts increased the activities of the services and manufacturing sectors. With exports accounting for more than 100,000 jobs, and high-technology goods making up some 80% of the total, Arizona, like many states, faced vulnerabilities as a result of the Asian economic crisis. However, the state's ample $291 million budget stabilization fund could counter a cyclical downturn. In addition, the state intends to increase maximum contribution levels to this "rainy day" fund to 7.1%, from 5.6% of general fund revenues, in fiscal 1999.(2)

The state predicts some general fund depletion in fiscal 1999, in part due to increased spending as a result of "Students FIRST." This legislation, upheld by the Arizona Supreme Court, mandated centralization of various aspects of the school system. Although not allowed to issue general obligation (GO) debt, which helps to explain the low overall debt levels and Standard & Poor's high ratings on the state's revenue bonds, certain districts will be allowed to vote in support of property tax increases that may ultimately help fund special GO issues. Regardless, as one of the fastest-growing economies in the nation, Arizona looks well-positioned to handle the increased burden.

(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Standard & Poor's(R) CreditWeek Municipal, August 10, 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 64 of this report.


6


PORTFOLIO NOTES

The supply of Arizona bonds in 1998 was very strong at $4.18 billion, an increase of 35.6% from 1997. Fifty-eight percent of Arizona bonds were insured, compared with 47.5% in 1997, as bond insurance was comparatively inexpensive during the 12 months under review. The large supply of insured bonds, which typically garner the highest investment rating, enabled the fund to maintain approximately 50% of the portfolio in AAA-rated securities at the end of the reporting period.

We focused on purchasing insured and high quality bonds during the 12 months under review, as a result of the tight credit spreads, the difference in the interest rates of lower- and higher-quality issues. Such purchases included Chandler Hospital District, Gilbert School District #41, Mesa General Obligation and Mohave County United School District #1.

We also found value in the hospital sector during the reporting period. We felt the bonds were cheap relative to other market sectors. Hospitals increased from 11.8% of total long-term investments on February 28, 1998, to 16.7% on February 28, 1999. Significant purchases included Maricopa County Industrial Development Authority Catholic Healthcare West Project, Arizona Health Facilities Authority Hospital System Revenue - Northern Arizona Healthcare Systems and Maricopa County Industrial Development Authority for the Mayo Clinic Hospital.

Asset growth was steady during the fund's fiscal year -- the fund's total net assets increased 7%, from $824.8 million on February 28, 1998, to $884.9 million at the end of the reporting period. However, due to the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund made distributions totaling 4.81 cents per share in long-term capital gains and 0.19 cents per share in short-term capital gains in June and December. In addition, we were forced to invest proceeds from sales as well as new money in securities that carried a lower interest rate than those bonds we sold. As a result, the dividend decreased in March 1998, and the fund may make another capital gain distribution in June 1999.

PORTFOLIO BREAKDOWN
Franklin Arizona
Tax-Free Income Fund
2/28/99

                                 % OF TOTAL
                                 LONG-TERM
SECTOR                           INVESTMENTS
------                           -----------
Utilities                           30.2%
Hospitals                           16.7%
Prerefunded                         13.2%
Education                            9.2%
Industrial                           6.8%
Housing                              6.6%
General Obligation                   4.6%
Transportation                       4.4%
Other Revenue                        4.3%
Certificates of Participation        2.7%
Miscellaneous                        0.8%
Sales Tax                            0.5%


                                                                               7


Going forward, we expect the Arizona bond supply to remain stable in 1999. This, combined with strong demand for the state's bonds, should continue to make Arizona municipal securities attractive investments for investors seeking tax-free income. We will continue our strategy of protecting share value and maintaining the fund's competitive yield.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Arizona Tax-Free Income Fund
3/1/98 - 2/28/99

                                                 DIVIDEND PER SHARE
                                      ------------------------------------------
MONTH                                 CLASS A                         CLASS C
--------------------------------------------------------------------------------
March                                 5.0 cents                       4.44 cents
April                                 5.0 cents                       4.47 cents
May                                   5.0 cents                       4.47 cents
June                                  5.0 cents                       4.47 cents
July                                  5.0 cents                       4.46 cents
August                                5.0 cents                       4.46 cents
September                             4.8 cents                       4.26 cents
October                               4.8 cents                       4.23 cents
November                              4.8 cents                       4.23 cents
December                              4.8 cents                       4.23 cents
January                               4.8 cents                       4.23 cents
February                              4.8 cents                       4.23 cents
--------------------------------------------------------------------------------
TOTAL                                 58.8 CENTS                      52.18 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


8


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.06           $11.38    $11.44

                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.5880
Long-Term Capital Gain                        $0.0481
Short-Term Capital Gain                       $0.0019
Total                                         $0.6380

CLASS C                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.06           $11.45    $11.51

                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.5218
Long-Term Capital Gain                        $0.0481
Short-Term Capital Gain                       $0.0019
Total                                         $0.5718

PERFORMANCE

                                                                            INCEPTION
CLASS A                                          1-YEAR  5-YEAR    10-YEAR   (9/1/87)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +5.17%  +33.16%  +107.43%   +133.44%
Average Annual Total Return(2)                   +0.68%   +4.99%    +7.10%     +7.25%
Distribution Rate(3)                     4.79%
Taxable Equivalent Distribution Rate(4)  8.35%
30-Day Standardized Yield(5)             3.87%
Taxable Equivalent Yield(4)              6.75%


                                                                  INCEPTION
CLASS C                                          1-YEAR  3-YEAR   (5/1/95)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +4.54%  +18.06%    +27.03%
Average Annual Total Return(2)                   +2.47%   +5.35%     +6.17%
Distribution Rate(3)                     4.40%
Taxable Equivalent Distribution Rate(4)  7.67%
30-Day Standardized Yield(5)             3.45%
Taxable Equivalent Yield(4)              6.01%

Franklin Arizona Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 4.81 cents ($0.0481) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.

FRANKLIN ARIZONA
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Arizona state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                               9


FRANKLIN ARIZONA
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +0.68%
5-Year                     +4.99%
10-Year                    +7.10%
Since Inception (9/1/87)   +7.25%

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
---------------------------------
1-Year                     +2.47%
3-Year                     +5.35%
Since Inception (5/1/95)   +6.17%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/89--2/28/99)

The following line graph compares the performance of the Franklin Arizona Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-------------------------------------------------------------------------------
Fund No. 0126           Inception 9/1/87
-------------------------------------------------------------------------------
Date                  Franklin Arizona       Lehman Brothers             CPI
                      Tax-Free Income        Municipal Bond
                       Fund-Class A               Index
-------------------------------------------------------------------------------
        3/1/89     $9,575                 $10,000                      $10,000
       3/31/89     $9,551       -0.24%     $9,976        0.58%         $10,058
       4/30/89     $9,769        2.37%    $10,212        0.65%         $10,123
       5/31/89     $9,979        2.08%    $10,425        0.57%         $10,181
       6/30/89     $10,105       1.36%    $10,567        0.24%         $10,206
       7/31/89     $10,194       1.36%    $10,710        0.24%         $10,230
       8/31/89     $10,122      -0.98%    $10,605        0.16%         $10,246
       9/30/89     $10,068      -0.30%    $10,574        0.32%         $10,279
      10/31/89     $10,159       1.22%    $10,703        0.48%         $10,329
      11/30/89     $10,308       1.75%    $10,890        0.24%         $10,353
      12/31/89     $10,390       0.82%    $10,979        0.16%         $10,370
       1/31/90     $10,316      -0.47%    $10,928        1.03%         $10,477
       2/28/90     $10,438       0.89%    $11,025        0.47%         $10,526
       3/31/90     $10,442       0.03%    $11,028        0.55%         $10,584
       4/30/90     $10,386      -0.72%    $10,949        0.16%         $10,601
       5/31/90     $10,601       2.18%    $11,187        0.23%         $10,625
       6/30/90     $10,707       0.88%    $11,286        0.54%         $10,682
       7/31/90     $10,884       1.48%    $11,453        0.38%         $10,723
       8/31/90     $10,601      -1.45%    $11,287        0.92%         $10,822
       9/30/90     $10,595       0.06%    $11,294        0.84%         $10,913
      10/31/90     $10,755       1.81%    $11,498        0.60%         $10,978
      11/30/90     $10,989       2.01%    $11,729        0.22%         $11,002
      12/31/90     $10,993       0.44%    $11,781        0.00%         $11,002
       1/31/91     $11,188       1.34%    $11,939        0.60%         $11,068
       2/28/91     $11,298       0.87%    $12,042        0.15%         $11,085
       3/31/91     $11,324       0.04%    $12,047        0.15%         $11,102
       4/30/91     $11,479       1.34%    $12,209        0.15%         $11,118
       5/31/91     $11,559       0.89%    $12,317        0.30%         $11,152
       6/30/91     $11,538      -0.10%    $12,305        0.29%         $11,184
       7/31/91     $11,713       1.22%    $12,455        0.15%         $11,201
       8/31/91     $11,835       1.32%    $12,620        0.29%         $11,233
       9/30/91     $12,001       1.30%    $12,784        0.44%         $11,283
      10/31/91     $12,068       0.90%    $12,899        0.15%         $11,299
      11/30/91     $12,113       0.28%    $12,935        0.29%         $11,332
      12/31/91     $12,339       2.15%    $13,213        0.07%         $11,340
       1/31/92     $12,384       0.23%    $13,243        0.15%         $11,357
       2/29/92     $12,379       0.03%    $13,247        0.36%         $11,398
       3/31/92     $12,386       0.04%    $13,253        0.51%         $11,456
       4/30/92     $12,485       0.89%    $13,370        0.14%         $11,472
       5/31/92     $12,642       1.18%    $13,528        0.14%         $11,488
       6/30/92     $12,800       1.68%    $13,756        0.36%         $11,530
       7/31/92     $13,263       3.00%    $14,168        0.21%         $11,554
       8/31/92     $13,118      -0.98%    $14,029        0.28%         $11,586
       9/30/92     $13,219       0.65%    $14,121        0.28%         $11,619
      10/31/92     $13,072      -0.98%    $13,982        0.35%         $11,659
      11/30/92     $13,377       1.79%    $14,232        0.14%         $11,676
      12/31/92     $13,552       1.02%    $14,378       -0.07%         $11,667
       1/31/93     $13,728       1.16%    $14,544        0.49%         $11,725
       2/28/93     $14,062       3.62%    $15,071        0.35%         $11,766
       3/31/93     $13,984      -1.06%    $14,911        0.35%         $11,807
       4/30/93     $14,064       1.01%    $15,062        0.28%         $11,840
       5/31/93     $14,145       0.56%    $15,146        0.14%         $11,856
       6/30/93     $14,375       1.67%    $15,399        0.14%         $11,873
       7/31/93     $14,370       0.13%    $15,419        0.00%         $11,873
       8/31/93     $14,651       2.08%    $15,740        0.28%         $11,906
       9/30/93     $14,808       1.14%    $15,919        0.21%         $11,931
      10/31/93     $14,851       0.19%    $15,949        0.41%         $11,980
      11/30/93     $14,782      -0.88%    $15,809        0.07%         $11,989
      12/31/93     $15,068       2.11%    $16,143        0.00%         $11,989
       1/31/94     $15,215       1.14%    $16,327        0.27%         $12,021
       2/28/94     $14,900      -2.59%    $15,904        0.34%         $12,062
       3/31/94     $14,416      -4.07%    $15,257        0.34%         $12,103
       4/30/94     $14,485       0.85%    $15,386        0.14%         $12,120
       5/31/94     $14,554       0.87%    $15,520        0.07%         $12,128
       6/30/94     $14,518      -0.61%    $15,425        0.34%         $12,170
       7/31/94     $14,745       1.83%    $15,708        0.27%         $12,202
       8/31/94     $14,802       0.35%    $15,763        0.40%         $12,251
       9/30/94     $14,660      -1.47%    $15,531        0.27%         $12,284
      10/31/94     $14,450      -1.78%    $15,255        0.07%         $12,293
      11/30/94     $14,188      -1.81%    $14,978        0.13%         $12,309
      12/31/94     $14,461       2.20%    $15,308        0.00%         $12,309
       1/31/95     $14,776       2.86%    $15,746        0.40%         $12,358
       2/28/95     $15,146       2.91%    $16,204        0.40%         $12,408
       3/31/95     $15,302       1.15%    $16,390        0.33%         $12,448
       4/30/95     $15,348       0.12%    $16,410        0.33%         $12,490
       5/31/95     $15,725       3.19%    $16,933        0.20%         $12,515
       6/30/95     $15,620      -0.87%    $16,786        0.20%         $12,540
       7/31/95     $15,723       0.95%    $16,946        0.00%         $12,540
       8/31/95     $15,883       1.27%    $17,161        0.26%         $12,572
       9/30/95     $15,958       0.63%    $17,269        0.20%         $12,597
      10/31/95     $16,175       1.45%    $17,519        0.33%         $12,639
      11/30/95     $16,422       1.66%    $17,810       -0.07%         $12,630
      12/31/95     $16,574       0.96%    $17,981       -0.07%         $12,621
       1/31/96     $16,652       0.76%    $18,118        0.59%         $12,696
       2/29/96     $16,541      -0.68%    $17,995        0.32%         $12,736
       3/31/96     $16,358      -1.28%    $17,764        0.52%         $12,803
       4/30/96     $16,334      -0.28%    $17,714        0.39%         $12,852
       5/31/96     $16,354      -0.04%    $17,707        0.19%         $12,877
       6/30/96     $16,553       1.09%    $17,900        0.06%         $12,885
       7/31/96     $16,663       0.91%    $18,063        0.19%         $12,909
       8/31/96     $16,676      -0.02%    $18,060        0.19%         $12,934
       9/30/96     $16,905       1.40%    $18,313        0.32%         $12,975
      10/31/96     $17,060       1.13%    $18,519        0.32%         $13,017
      11/30/96     $17,306       1.83%    $18,858        0.19%         $13,041
      12/31/96     $17,264      -0.42%    $18,779        0.00%         $13,041
       1/31/97     $17,298       0.19%    $18,815        0.32%         $13,083
       2/28/97     $17,439       0.92%    $18,988        0.31%         $13,124
       3/31/97     $17,240      -1.33%    $18,735        0.25%         $13,156
       4/30/97     $17,384       0.84%    $18,893        0.12%         $13,172
       5/31/97     $17,590       1.51%    $19,178       -0.06%         $13,164
       6/30/97     $17,753       1.07%    $19,383        0.12%         $13,180
       7/31/97     $18,167       2.77%    $19,920        0.12%         $13,196
       8/31/97     $18,043      -0.94%    $19,733        0.19%         $13,221
       9/30/97     $18,237       1.19%    $19,968        0.25%         $13,254
      10/31/97     $18,337       0.64%    $20,096        0.25%         $13,287
      11/30/97     $18,453       0.59%    $20,214       -0.06%         $13,279
      12/31/97     $18,691       1.46%    $20,509       -0.12%         $13,263
       1/31/98     $18,841       1.03%    $20,720        0.19%         $13,288
       2/28/98     $18,860       0.03%    $20,727        0.19%         $13,314
       3/31/98     $18,860       0.09%    $20,745        0.19%         $13,339
       4/30/98     $18,827      -0.45%    $20,652        0.18%         $13,363
       5/31/98     $19,060       1.58%    $20,978        0.18%         $13,387
       6/30/98     $19,117       0.39%    $21,060        0.12%         $13,403
       7/31/98     $19,168       0.25%    $21,113        0.12%         $13,419
       8/31/98     $19,405       1.55%    $21,440        0.12%         $13,435
       9/30/98     $19,640       1.25%    $21,708        0.12%         $13,451
      10/31/98     $19,619       0.00%    $21,708        0.24%         $13,484
      11/30/98     $19,684       0.35%    $21,784        0.00%         $13,484
      12/31/98     $19,707       0.25%    $21,838       -0.06%         $13,476
       1/31/99     $19,912       1.19%    $22,098        0.24%         $13,508
       2/28/99     $19,862      -0.44%    $22,001        0.12%         $13,524

Total Return        98.62%                120.01%                       35.24%
-------------------------------------------------------------------------------


CLASS C (5/1/95--2/28/99)

The following line graph compares the performance of the Franklin Arizona Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

------------------------------------------------------------------------------
Date               Franklin Arizona      Lehman Brothers                CPI
                   Tax-Free Income       Municipal Bond
                     Fund-Class C         Index
------------------------------------------------------------------------------
        5/1/95     $9,902                 $10,000                  $10,000
       5/31/95     $10,155       3.19%    $10,319        0.20%     $10,020
       6/30/95     $10,082      -0.87%    $10,229        0.20%     $10,040
       7/31/95     $10,142       0.95%    $10,326        0.00%     $10,040
       8/31/95     $10,249       1.27%    $10,458        0.26%     $10,066
       9/29/95     $10,301       0.63%    $10,523        0.20%     $10,086
      10/31/95     $10,426       1.45%    $10,676        0.33%     $10,120
      11/30/95     $10,588       1.66%    $10,853       -0.07%     $10,112
      12/29/95     $10,671       0.96%    $10,957       -0.07%     $10,105
       1/31/96     $10,724       0.76%    $11,041        0.59%     $10,165
       2/29/96     $10,638      -0.68%    $10,966        0.32%     $10,198
       3/29/96     $10,527      -1.28%    $10,825        0.52%     $10,251
       4/30/96     $10,507      -0.28%    $10,795        0.39%     $10,291
       5/31/96     $10,515      -0.04%    $10,791        0.19%     $10,310
       6/28/96     $10,627       1.09%    $10,908        0.06%     $10,316
       7/31/96     $10,701       0.91%    $11,008        0.19%     $10,336
       8/30/96     $10,704      -0.02%    $11,005        0.19%     $10,356
       9/30/96     $10,844       1.40%    $11,159        0.32%     $10,389
      10/31/96     $10,947       1.13%    $11,286        0.32%     $10,422
      11/29/96     $11,098       1.83%    $11,492        0.19%     $10,442
      12/31/96     $11,065      -0.42%    $11,444        0.00%     $10,442
       1/31/97     $11,072       0.19%    $11,466        0.32%     $10,475
       2/28/97     $11,158       0.92%    $11,571        0.31%     $10,508
       3/31/97     $11,039      -1.33%    $11,417        0.25%     $10,534
       4/30/97     $11,126       0.84%    $11,513        0.12%     $10,547
       5/31/97     $11,252       1.51%    $11,687       -0.06%     $10,540
       6/30/97     $11,339       1.07%    $11,812        0.12%     $10,553
       7/31/97     $11,598       2.77%    $12,139        0.12%     $10,565
       8/31/97     $11,524      -0.94%    $12,025        0.19%     $10,586
       9/30/97     $11,642       1.19%    $12,168        0.25%     $10,612
      10/31/97     $11,700       0.64%    $12,246        0.25%     $10,639
      11/30/97     $11,768       0.59%    $12,318       -0.06%     $10,632
      12/31/97     $11,912       1.46%    $12,498       -0.12%     $10,619
       1/31/98     $12,012       1.03%    $12,627        0.19%     $10,640
       2/28/98     $12,018       0.03%    $12,631        0.19%     $10,660
       3/31/98     $12,013       0.09%    $12,642        0.19%     $10,680
       4/30/98     $11,975      -0.45%    $12,585        0.18%     $10,699
       5/31/98     $12,117       1.58%    $12,784        0.18%     $10,719
       6/30/98     $12,159       0.39%    $12,834        0.12%     $10,731
       7/31/98     $12,174       0.25%    $12,866        0.12%     $10,744
       8/31/98     $12,329       1.55%    $13,065        0.12%     $10,757
       9/30/98     $12,482       1.25%    $13,229        0.12%     $10,770
      10/31/98     $12,452       0.00%    $13,229        0.24%     $10,796
      11/30/98     $12,487       0.35%    $13,275        0.00%     $10,796
      12/31/98     $12,495       0.25%    $13,308       -0.06%     $10,789
       1/31/99     $12,617       1.19%    $13,466        0.24%     $10,815
       2/28/99     $12,579      -0.44%    $13,407        0.12%     $10,828

Total Return        25.79%                 34.07%                    8.28%
-----------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


10


FRANKLIN COLORADO TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Colorado Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting primarily of Colorado municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[COLORADO STATE GRAPHIC]

Colorado finds itself the envy of most of the nation, with a booming and diverse economy, exceptionally low debt, and a unique, actively practiced tax rebate policy. Employment growth continued unabated for the year under review, rising approximately 3.9%, while the 3.1% unemployment rate remained below the national average. The state continued to outpace the nation in population, retail trade, personal income and employment.(2) Further resiliency came from the sector makeup among services, trade, government and manufacturing, which provided a considerable buffer against a cyclical downturn. Proving this point, the previous military base closures, which resulted in the loss of some 7,000 jobs, were absorbed with no noticeable consequences. Adding another layer against economic shock, the state's general fund held approximately $1.26 billion as of year-end 1998.

Colorado avoids issuing debt whenever possible. Preferring the pay-as-you-go method to traditional debt financing, the state constitution prohibits the issuance of general obligation (GO) bond issues. As a result, the state's debt ratios, at $158 per capita in 1997, were among the nation's lowest. The taxpayer bill of rights (TABOR), enacted in 1992, further underscores prudent fiscal control. TABOR restricts state expenditures to inflation and population growth, with any additional annual revenues rebated back to the populace. Projections for 1999 show continued general fund income tax growth above 6.0%.(3)

CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]

AAA      64.7%
AA        8.0%
A        14.0%
BBB      13.3%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency

(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Moody's Investors Service, Municipal Credit Research, April 22,
1998.

(3) Source: Standard & Poor's CreditWeek Municipal, August 24, 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 70 of this report.


                                                                              11


PORTFOLIO BREAKDOWN
Franklin Colorado
Tax-Free Income Fund
2/28/99

                                 % OF TOTAL
                                  LONG-TERM
SECTOR                           INVESTMENTS
--------------------------------------------
Hospitals                           17.7%
Utilities                           13.4%
Transportation                      12.0%
Housing                             11.5%
Education                           10.5%
Prerefunded                          8.2%
Certificates of Participation        7.5%
Health Care                          6.0%
General Obligation                   3.9%
Sales Tax                            3.8%
Industrial                           3.0%
Other Revenue                        2.1%
Tax Allocation                       0.4%

PORTFOLIO NOTES

Franklin Colorado Tax-Free Income Fund enjoyed healthy performance for the 12 months under review. The 1998 Colorado bond supply was $3.21 billion, down 36.7% from 1997. However, 55% of the Colorado bond market was insured in 1998. The fund took advantage of the tight credit spreads and the market's abundance of insurance to increase the percentage of high-quality bonds in the portfolio. AAA- rated securities increased to 64.7% of the portfolio's total long-term investments on February 28, 1999, compared with 63.1% on February 28, 1998. Some of our high-grade purchases included Auraria Higher Education Certificates of Participation, Englewood Civic Center Project Certificates of Participation and Jefferson County School District #R-1.

During the one-year period, we attempted to maintain diversification by making purchases in a number of different industries. We found value in the hospital sector in particular, which we felt was inexpensive relative to other sectors. The large bond supply temporarily pushed down the price, and we were able to take advantage of the situation. During the reporting period, hospitals increased from 12.9% of total long-term investments on February 28, 1998, to 17.7% at the end of the reporting period. Significant purchases in this sector included Colorado Health Facilities Authority Revenue for Parkview Medical Center Inc. Project, Colorado Health Facilities Authority Revenue for Kaiser Permanente and Colorado Health Facilities Authority Revenue for National Benevolent Association.

We also participated in the $255 million Denver City and County School District issue, which was the state's largest voted school district deal ever. As a result of the TABOR, all new issues must be approved by taxpayers, and the size of this deal indicates strong voter support.

The fund's Class A share price, as measured by net asset value, decreased six cents, from $12.11 on February 28, 1998, to $12.05 on February 28, 1999. However, due to the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund made distributions totaling 7.4 cents per share in long-term capital gains and 0.2 cents per share in short-term capital gains in June and December. As a result, the dividend decreased in June 1998, and the fund may make another capital gain distribution in June 1999.


12


Looking forward, the 1999 municipal bond supply is expected to remain approximately the same as in 1998. This coupled with strong demand for Colorado bonds should continue to make Colorado municipals attractive investments for investors seeking income. Please keep in mind that the fund can distribute only what it earns, so it is probable that dividend payments will remain suppressed while interest rates stay down.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Colorado Tax-Free Income Fund
3/1/98 - 2/28/99

                                                            DIVIDEND PER SHARE
                                                          ----------------------
MONTH                                                     CLASS A      CLASS C
--------------------------------------------------------------------------------
March                                                     5.2 cents   4.61 cents
April                                                     5.2 cents   4.64 cents
May                                                       5.2 cents   4.64 cents
June                                                      5.0 cents   4.44 cents
July                                                      5.0 cents   4.42 cents
August                                                    5.0 cents   4.42 cents
September                                                 5.0 cents   4.42 cents
October                                                   5.0 cents   4.43 cents
November                                                  5.0 cents   4.43 cents
December                                                  5.0 cents   4.43 cents
January                                                   5.0 cents   4.43 cents
February                                                  5.0 cents   4.43 cents
--------------------------------------------------------------------------------
TOTAL                                                    60.6 CENTS  53.74 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


                                                                              13


FRANKLIN COLORADO
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Colorado state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.06           $12.05    $12.11

                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.606
Long-Term Capital Gain                        $0.074
Short-Term Capital Gain                       $0.002
Total                                         $0.682

CLASS C                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.06           $12.11    $12.17

                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.5374
Long-Term Capital Gain                        $0.0740
Short-Term Capital Gain                       $0.0020
Total                                         $0.6134

PERFORMANCE

                                                                            INCEPTION
CLASS A                                         1-YEAR  5-YEAR     10-YEAR   (9/1/87)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +5.24%  +34.47%    +112.18%   +141.22%
Average Annual Total Return(2)                  +0.75%   +5.18%      +7.34%    +7.55%
Distribution Rate(3)                     4.72%
Taxable Equivalent Distribution Rate(4)  8.23%
30-Day Standardized Yield(5)             3.95%
Taxable Equivalent Yield(4)              6.88%

                                                                 INCEPTION
CLASS C                                         1-YEAR  3-YEAR    (5/1/95)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +4.63%  +18.99%    +29.20%
Average Annual Total Return(2)                  +2.62%   +5.61%    +6.62%
Distribution Rate(3)                     4.30%
Taxable Equivalent Distribution Rate(4)  7.49%
30-Day Standardized Yield(5)             3.53%
Taxable Equivalent Yield(4)              6.15%

Franklin Colorado Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 7.4 cents ($0.074) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.


14


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/89--2/28/99)

The following line graph compares the performance of the Franklin Colorado Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

--------------------------------------------------------------------------------
Date          Franklin Colorado      Lehman Brothers                 CPI
               Tax-Free Income       Municipal Bond
                Fund-Class A              Index
--------------------------------------------------------------------------------
3/1/89               $9,573                   $10,000                    $10,000
3/31/89              $9,539         -0.24%     $9,976          0.58%     $10,058
4/30/89              $9,725          2.37%    $10,212          0.65%     $10,123
5/31/89              $9,940          2.08%    $10,425          0.57%     $10,181
6/30/89              $10,073         1.36%    $10,567          0.24%     $10,206
7/31/89              $10,159         1.36%    $10,710          0.24%     $10,230
8/31/89              $10,106        -0.98%    $10,605          0.16%     $10,246
9/30/89              $10,052        -0.30%    $10,574          0.32%     $10,279
10/31/89             $10,140         1.22%    $10,703          0.48%     $10,329
11/30/89             $10,277         1.75%    $10,890          0.24%     $10,353
12/31/89             $10,366         0.82%    $10,979          0.16%     $10,370
1/31/90              $10,301        -0.47%    $10,928          1.03%     $10,477
2/28/90              $10,440         0.89%    $11,025          0.47%     $10,526
3/31/90              $10,433         0.03%    $11,028          0.55%     $10,584
4/30/90              $10,357        -0.72%    $10,949          0.16%     $10,601
5/31/90              $10,578         2.18%    $11,187          0.23%     $10,625
6/30/90              $10,700         0.88%    $11,286          0.54%     $10,682
7/31/90              $10,874         1.48%    $11,453          0.38%     $10,723
8/31/90              $10,605        -1.45%    $11,287          0.92%     $10,822
9/30/90              $10,598         0.06%    $11,294          0.84%     $10,913
10/31/90             $10,733         1.81%    $11,498          0.60%     $10,978
11/30/90             $10,982         2.01%    $11,729          0.22%     $11,002
12/31/90             $10,965         0.44%    $11,781          0.00%     $11,002
1/31/91              $11,113         1.34%    $11,939          0.60%     $11,068
2/28/91              $11,210         0.87%    $12,042          0.15%     $11,085
3/31/91              $11,255         0.04%    $12,047          0.15%     $11,102
4/30/91              $11,416         1.34%    $12,209          0.15%     $11,118
5/31/91              $11,515         0.89%    $12,317          0.30%     $11,152
6/30/91              $11,519        -0.10%    $12,305          0.29%     $11,184
7/31/91              $11,694         1.22%    $12,455          0.15%     $11,201
8/31/91              $11,795         1.32%    $12,620          0.29%     $11,233
9/30/91              $11,950         1.30%    $12,784          0.44%     $11,283
10/31/91             $12,008         0.90%    $12,899          0.15%     $11,299
11/30/91             $12,066         0.28%    $12,935          0.29%     $11,332
12/31/91             $12,319         2.15%    $13,213          0.07%     $11,340
1/31/92              $12,316         0.23%    $13,243          0.15%     $11,357
2/29/92              $12,336         0.03%    $13,247          0.36%     $11,398
3/31/92              $12,368         0.04%    $13,253          0.51%     $11,456
4/30/92              $12,478         0.89%    $13,370          0.14%     $11,472
5/31/92              $12,657         1.18%    $13,528          0.14%     $11,488
6/30/92              $12,827         1.68%    $13,756          0.36%     $11,530
7/31/92              $13,308         3.00%    $14,168          0.21%     $11,554
8/31/92              $13,168        -0.98%    $14,029          0.28%     $11,586
9/30/92              $13,202         0.65%    $14,121          0.28%     $11,619
10/31/92             $12,979        -0.98%    $13,982          0.35%     $11,659
11/30/92             $13,329         1.79%    $14,232          0.14%     $11,676
12/31/92             $13,528         1.02%    $14,378         -0.07%     $11,667
1/31/93              $13,680         1.16%    $14,544          0.49%     $11,725
2/28/93              $14,143         3.62%    $15,071          0.35%     $11,766
3/31/93              $14,058        -1.06%    $14,911          0.35%     $11,807
4/30/93              $14,164         1.01%    $15,062          0.28%     $11,840
5/31/93              $14,235         0.56%    $15,146          0.14%     $11,856
6/30/93              $14,453         1.67%    $15,399          0.14%     $11,873
7/31/93              $14,485         0.13%    $15,419          0.00%     $11,873
8/31/93              $14,775         2.08%    $15,740          0.28%     $11,906
9/30/93              $14,956         1.14%    $15,919          0.21%     $11,931
10/31/93             $15,014         0.19%    $15,949          0.41%     $11,980
11/30/93             $14,973        -0.88%    $15,809          0.07%     $11,989
12/31/93             $15,254         2.11%    $16,143          0.00%     $11,989
1/31/94              $15,411         1.14%    $16,327          0.27%     $12,021
2/28/94              $15,089        -2.59%    $15,904          0.34%     $12,062
3/31/94              $14,488        -4.07%    $15,257          0.34%     $12,103
4/30/94              $14,519         0.85%    $15,386          0.14%     $12,120
5/31/94              $14,615         0.87%    $15,520          0.07%     $12,128
6/30/94              $14,518        -0.61%    $15,425          0.34%     $12,170
7/31/94              $14,795         1.83%    $15,708          0.27%     $12,202
8/31/94              $14,828         0.35%    $15,763          0.40%     $12,251
9/30/94              $14,639        -1.47%    $15,531          0.27%     $12,284
10/31/94             $14,396        -1.78%    $15,255          0.07%     $12,293
11/30/94             $14,128        -1.81%    $14,978          0.13%     $12,309
12/31/94             $14,425         2.20%    $15,308          0.00%     $12,309
1/31/95              $14,870         2.86%    $15,746          0.40%     $12,358
2/28/95              $15,251         2.91%    $16,204          0.40%     $12,408
3/31/95              $15,378         1.15%    $16,390          0.33%     $12,448
4/30/95              $15,425         0.12%    $16,410          0.33%     $12,490
5/31/95              $15,824         3.19%    $16,933          0.20%     $12,515
6/30/95              $15,722        -0.87%    $16,786          0.20%     $12,540
7/31/95              $15,811         0.95%    $16,946          0.00%     $12,540
8/31/95              $16,039         1.27%    $17,161          0.26%     $12,572
9/30/95              $16,114         0.63%    $17,269          0.20%     $12,597
10/31/95             $16,329         1.45%    $17,519          0.33%     $12,639
11/30/95             $16,587         1.66%    $17,810         -0.07%     $12,630
12/31/95             $16,748         0.96%    $17,981         -0.07%     $12,621
1/31/96              $16,826         0.76%    $18,118          0.59%     $12,696
2/29/96              $16,790        -0.68%    $17,995          0.32%     $12,736
3/31/96              $16,642        -1.28%    $17,764          0.52%     $12,803
4/30/96              $16,634        -0.28%    $17,714          0.39%     $12,852
5/31/96              $16,641        -0.04%    $17,707          0.19%     $12,877
6/30/96              $16,793         1.09%    $17,900          0.06%     $12,885
7/31/96              $16,916         0.91%    $18,063          0.19%     $12,909
8/31/96              $16,922        -0.02%    $18,060          0.19%     $12,934
9/30/96              $17,149         1.40%    $18,313          0.32%     $12,975
10/31/96             $17,317         1.13%    $18,519          0.32%     $13,017
11/30/96             $17,575         1.83%    $18,858          0.19%     $13,041
12/31/96             $17,538        -0.42%    $18,779          0.00%     $13,041
1/31/97              $17,561         0.19%    $18,815          0.32%     $13,083
2/28/97              $17,702         0.92%    $18,988          0.31%     $13,124
3/31/97              $17,499        -1.33%    $18,735          0.25%     $13,156
4/30/97              $17,643         0.84%    $18,893          0.12%     $13,172
5/31/97              $17,847         1.51%    $19,178         -0.06%     $13,164
6/30/97              $18,037         1.07%    $19,383          0.12%     $13,180
7/31/97              $18,488         2.77%    $19,920          0.12%     $13,196
8/31/97              $18,327        -0.94%    $19,733          0.19%     $13,221
9/30/97              $18,577         1.19%    $19,968          0.25%     $13,254
10/31/97             $18,689         0.64%    $20,096          0.25%     $13,287
11/30/97             $18,817         0.59%    $20,214         -0.06%     $13,279
12/31/97             $19,094         1.46%    $20,509         -0.12%     $13,263
1/31/98              $19,286         1.03%    $20,720          0.19%     $13,288
2/28/98              $19,273         0.03%    $20,727          0.19%     $13,314
3/31/98              $19,308         0.09%    $20,745          0.19%     $13,339
4/30/98              $19,247        -0.45%    $20,652          0.18%     $13,363
5/31/98              $19,539         1.58%    $20,978          0.18%     $13,387
6/30/98              $19,619         0.39%    $21,060          0.12%     $13,403
7/31/98              $19,651         0.25%    $21,113          0.12%     $13,419
8/31/98              $19,896         1.55%    $21,440          0.12%     $13,435
9/30/98              $20,126         1.25%    $21,708          0.12%     $13,451
10/31/98             $20,077         0.00%    $21,708          0.24%     $13,484
11/30/98             $20,159         0.35%    $21,784          0.00%     $13,484
12/31/98             $20,187         0.25%    $21,838         -0.06%     $13,476
1/31/99              $20,371         1.19%    $22,098          0.24%     $13,508
2/28/99              $20,311        -0.44%    $22,001          0.12%     $13,524

Total Return         103.11%                  120.01%                     35.24%
--------------------------------------------------------------------------------


CLASS C (3/1/89--2/28/99)

The following line graph compares the performance of the Franklin Colorado Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

-----------------------------------------------------------------------------------
        Date       Franklin Colorado     Lehman Brothers               CPI
                        Tax-Free         Municipal Bond
                       Income Fund-           Index
                         Class C
-----------------------------------------------------------------------------------
       5/1/95            $9,896                   $10,000                   $10,000
       5/31/95           $10,143         3.19%    $10,319        0.20%      $10,020
       6/30/95           $10,082        -0.87%    $10,229        0.20%      $10,040
       7/31/95           $10,133         0.95%    $10,326        0.00%      $10,040
       8/31/95           $10,273         1.27%    $10,458        0.26%      $10,066
       9/29/95           $10,316         0.63%    $10,523        0.20%      $10,086
      10/31/95           $10,457         1.45%    $10,676        0.33%      $10,120
      11/30/95           $10,617         1.66%    $10,853       -0.07%      $10,112
      12/29/95           $10,714         0.96%    $10,957       -0.07%      $10,105
       1/31/96           $10,758         0.76%    $11,041        0.59%      $10,165
       2/29/96           $10,730        -0.68%    $10,966        0.32%      $10,198
       3/29/96           $10,630        -1.28%    $10,825        0.52%      $10,251
       4/30/96           $10,621        -0.28%    $10,795        0.39%      $10,291
       5/31/96           $10,620        -0.04%    $10,791        0.19%      $10,310
       6/28/96           $10,720         1.09%    $10,908        0.06%      $10,316
       7/31/96           $10,785         0.91%    $11,008        0.19%      $10,336
       8/30/96           $10,794        -0.02%    $11,005        0.19%      $10,356
       9/30/96           $10,933         1.40%    $11,159        0.32%      $10,389
      10/31/96           $11,035         1.13%    $11,286        0.32%      $10,422
      11/29/96           $11,194         1.83%    $11,492        0.19%      $10,442
      12/31/96           $11,165        -0.42%    $11,444        0.00%      $10,442
       1/31/97           $11,174         0.19%    $11,466        0.32%      $10,475
       2/28/97           $11,259         0.92%    $11,571        0.31%      $10,508
       3/31/97           $11,125        -1.33%    $11,417        0.25%      $10,534
       4/30/97           $11,210         0.84%    $11,513        0.12%      $10,547
       5/31/97           $11,334         1.51%    $11,687       -0.06%      $10,540
       6/30/97           $11,458         1.07%    $11,812        0.12%      $10,553
       7/31/97           $11,729         2.77%    $12,139        0.12%      $10,565
       8/31/97           $11,631        -0.94%    $12,025        0.19%      $10,586
       9/30/97           $11,774         1.19%    $12,168        0.25%      $10,612
      10/31/97           $11,839         0.64%    $12,246        0.25%      $10,639
      11/30/97           $11,924         0.59%    $12,318       -0.06%      $10,632
      12/31/97           $12,093         1.46%    $12,498       -0.12%      $10,619
       1/31/98           $12,209         1.03%    $12,627        0.19%      $10,640
       2/28/98           $12,204         0.03%    $12,631        0.19%      $10,660
       3/31/98           $12,211         0.09%    $12,642        0.19%      $10,680
       4/30/98           $12,167        -0.45%    $12,585        0.18%      $10,699
       5/31/98           $12,345         1.58%    $12,784        0.18%      $10,719
       6/30/98           $12,389         0.39%    $12,834        0.12%      $10,731
       7/31/98           $12,414         0.25%    $12,866        0.12%      $10,744
       8/31/98           $12,562         1.55%    $13,065        0.12%      $10,757
       9/30/98           $12,700         1.25%    $13,229        0.12%      $10,770
      10/31/98           $12,663         0.00%    $13,229        0.24%      $10,796
      11/30/98           $12,709         0.35%    $13,275        0.00%      $10,796
      12/31/98           $12,721         0.25%    $13,308       -0.06%      $10,789
       1/31/99           $12,830         1.19%    $13,466        0.24%      $10,815
       2/28/99           $12,785        -0.44%    $13,407        0.12%      $10,828

    Total Return          27.85%                   34.07%                     8.28%
-----------------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


                                                                              15


CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]

AAA      29.0%
AA       22.5%
A        16.5%
BBB      32.0%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Connecticut Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE(2)

[CONNECTICUT STATE GRAPHIC]

Connecticut's economy during the year under review can be compared to a tortoise, slow but steady. Deeply affected by the recession of the early '90s, the state is undergoing an economic recovery that, while slower than much of the nation's, appears to be solid and enduring. Employment grew 1.1% in the 12 months ended September 1998. Although this was less than half of the national increase during the same period, Connecticut's unemployment rate stood at 3.9% in September 1998, down from 4.9% in September 1997 and below the national rate of 4.6%. Gains in construction, financial services, real estate and other services propelled the growth. The expansion of two casinos, run by the Pequot and Mohegan Indians, significantly added to the growth in the construction and services sectors.

Connecticut is a wealthy state with per capita personal income at 142% of the national average as of December 1998, the highest of any state. Personal income per capita rose a strong 6.1% in 1997, higher than the national average of 4.8%. However, the state's collective growth in personal income remains below the national average, owing to a weak employment growth rate, low unemployment and a slowly diminishing population. In what may be a sign that the population declines are over, Connecticut recorded 0.1% population increase in 1997, the first since 1990.

(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2) Source: Moody's, December 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 75 of this report.


16


Although Connecticut is one the nation's wealthiest states, it also carries a heavy debt load. Debt ratios are among the country's highest, with a per capita debt of $3,135 compared with the median state debt of $446. Recently, the state announced that it is negotiating to move the New England Patriots football team to Hartford and build a new stadium and practice facilities. If successful, this would add approximately $375 million to the state's already burgeoning debt level.

Reflecting the state's high level of wealth and positive economic outlook going forward, Standard and Poor's, a national credit rating agency, recently upgraded the state's rating to AA.(3)

PORTFOLIO NOTES

In 1998, Connecticut's new bond issuance increased to $3.9 billion, 14.2% higher than 1997. The state's low issuance level kept demand strong and yields low compared with national levels. During this time of limited diversification choices, the fund purchased Puerto Rico issues, which enjoy tax-free exemption in a number of states. Puerto Rico securities are in general highly liquid and well-received in the marketplace. When opportunities allowed, the fund sold Puerto Rico bonds and bought attractively priced state issues. The fund's total net assets grew, from $212.3 million on February 28, 1998, to $268.5 million on February 28, 1999. In addition, the fund's Class A share price, as measured by net asset value, increased four cents, from $11.23, to $11.27, during the same period.

More than 50% of the municipal debt brought to market nationally in 1998 was insured, which generally raises the issue's rating to AAA, as once insured, a security carries the insurer's credit rating. Partially due to the number of insured issues, the majority of the fund's purchases had bond insurance, maintaining the percentage of the portfolio's AAA-rated bonds. As of February 28, 1999, AAA-rated bonds comprised 29.0% of the fund's total long-term investments.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase-depending on their call date.

(3) This does not indicate Standard and Poor's rating of the fund.

PORTFOLIO BREAKDOWN
Franklin Connecticut
Tax-Free Income Fund
2/28/99

                  % OF TOTAL
                   LONG-TERM
SECTOR            INVESTMENTS
-----------------------------
Hospitals            22.9%
Prerefunded          20.9%
Housing              16.5%
Utilities            12.2%
Education            11.7%
General Obligation    5.5%
Health Care           4.9%
Other Revenue         3.8%
Industrial            0.9%
Transportation        0.7%


                                                                              17


Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value. On February 28, 1999, prerefunded bonds comprised 20.9% of the fund's total long-term investments, compared with 19.9% a year earlier.

Franklin Connecticut Tax-Free Income Fund maintained sector diversity with purchases in a wide range of industries. The fund's most recent purchases were Puerto Rico Commonwealth General Obligation, Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Connecticut State Health and Educational Facilities Authority Revenue - Trinity College, Connecticut State Health and Educational Facilities Authority Revenue - Quinnipiac College and Connecticut State Health and Educational Facilities Authority Revenue - Hebrew Home and Hospital. Going forward, we will continue to follow our strategy of investing for income, price stability and tax efficiency.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund
3/1/98 - 2/28/99

                                                           DIVIDEND PER SHARE
                                                          ----------------------
MONTH                                                      CLASS A     CLASS C
--------------------------------------------------------------------------------
March                                                     4.9 cents   4.37 cents
April                                                     4.9 cents   4.38 cents
May                                                       4.9 cents   4.38 cents
June                                                      4.8 cents   4.28 cents
July                                                      4.8 cents   4.30 cents
August                                                    4.8 cents   4.30 cents
September                                                 4.8 cents   4.30 cents
October                                                   4.8 cents   4.26 cents
November                                                  4.8 cents   4.26 cents
December                                                  4.8 cents   4.26 cents
January                                                   4.8 cents   4.26 cents
February                                                  4.8 cents   4.26 cents
--------------------------------------------------------------------------------
TOTAL                                                    57.9 CENTS  51.61 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during


18


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                      CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                              +$0.04           $11.27    $11.23

                                             DISTRIBUTIONS
                                             -----------------------------------
Dividend Income                              $0.579

CLASS C                                      CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                              +$0.04           $11.30    $11.26

                                             DISTRIBUTIONS
                                             -----------------------------------
Dividend Income                              $0.5161

PERFORMANCE

                                                                           INCEPTION
CLASS A                                         1-YEAR  5-YEAR    10-YEAR  (10/3/88)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +5.62%  +32.54%  +100.57%   +104.92%
Average Annual Total Return(2)                  +1.12%   +4.88%    +6.74%     +6.70%
Distribution Rate(3)                     4.74%
Taxable Equivalent Distribution Rate(4)  8.22%
30-Day Standardized Yield(5)             3.81%
Taxable Equivalent Yield(4)              6.61%

                                                                 INCEPTION
CLASS C                                         1-YEAR  3-YEAR    (5/1/95)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +5.02%  +19.24%    +28.13%
Average Annual Total Return(2)                  +3.02%   +5.69%     +6.40%
Distribution Rate(3)                     4.33%
Taxable Equivalent Distribution Rate(4)  7.51%
30-Day Standardized Yield(5)             3.38%
Taxable Equivalent Yield(4)              5.86%

FRANKLIN CONNECTICUT
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Connecticut state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


                                                                              19


FRANKLIN CONNECTICUT
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +1.12%
5-Year                     +4.88%
10-Year                    +6.74%
Since Inception (10/3/88)  +6.70%

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
---------------------------------
1-Year                      +3.02%
3-Year                      +5.69%
Since Inception (5/1/95)    +6.40%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/89--2/28/99)

The following line graph compares the performance of the Franklin Connecticut Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-----------------------------------------------------------------------
Date           Franklin Connecticut      Lehman              CPI
                 Tax-Free Income        Brothers
                   Fund-Class A        Municipal
                                       Bond Index
-----------------------------------------------------------------------
       3/1/89   $9,576                   10,000                  10,000
      3/31/89   $9,554     -0.24%        9,976          0.58%    10,058
      4/28/89   $9,779      2.37%        10,212         0.65%    10,123
      5/31/89   $9,977      2.08%        10,425         0.57%    10,181
      6/30/89   $10,089     1.36%        10,567         0.24%    10,206
      7/31/89   $10,183     1.36%        10,710         0.24%    10,230
      8/31/89   $10,112    -0.98%        10,605         0.16%    10,246
      9/29/89   $10,060    -0.30%        10,574         0.32%    10,279
     10/31/89   $10,126     1.22%        10,703         0.48%    10,329
     11/30/89   $10,281     1.75%        10,890         0.24%    10,353
     12/29/89   $10,377     0.82%        10,979         0.16%    10,370
      1/31/90   $10,304    -0.47%        10,928         1.03%    10,477
      2/28/90   $10,431     0.89%        11,025         0.47%    10,526
      3/30/90   $10,408     0.03%        11,028         0.55%    10,584
      4/30/90   $10,334    -0.72%        10,949         0.16%    10,601
      5/31/90   $10,565     2.18%        11,187         0.23%    10,625
      6/29/90   $10,665     0.88%        11,286         0.54%    10,682
      7/31/90   $10,827     1.48%        11,453         0.38%    10,723
      8/31/90   $10,554    -1.45%        11,287         0.92%    10,822
      9/28/90   $10,520     0.06%        11,294         0.84%    10,913
     10/31/90   $10,653     1.81%        11,498         0.60%    10,978
     11/30/90   $10,903     2.01%        11,729         0.22%    11,002
     12/31/90   $10,889     0.44%        11,781         0.00%    11,002
      1/31/91   $11,067     1.34%        11,939         0.60%    11,068
      2/28/91   $11,128     0.87%        12,042         0.15%    11,085
      3/29/91   $11,168     0.04%        12,047         0.15%    11,102
      4/30/91   $11,306     1.34%        12,209         0.15%    11,118
      5/31/91   $11,390     0.89%        12,317         0.30%    11,152
      6/28/91   $11,244    -0.10%        12,305         0.29%    11,184
      7/31/91   $11,406     1.22%        12,455         0.15%    11,201
      8/30/91   $11,547     1.32%        12,620         0.29%    11,233
      9/30/91   $11,711     1.30%        12,784         0.44%    11,283
     10/31/91   $11,786     0.90%        12,899         0.15%    11,299
     11/29/91   $11,839     0.28%        12,935         0.29%    11,332
     12/31/91   $12,062     2.15%        13,213         0.07%    11,340
      1/31/92   $12,070     0.23%        13,243         0.15%    11,357
      2/28/92   $12,052     0.03%        13,247         0.36%    11,398
      3/31/92   $12,068     0.04%        13,253         0.51%    11,456
      4/30/92   $12,153     0.89%        13,370         0.14%    11,472
      5/29/92   $12,332     1.18%        13,528         0.14%    11,488
      6/30/92   $12,477     1.68%        13,756         0.36%    11,530
      7/31/92   $12,881     3.00%        14,168         0.21%    11,554
      8/31/92   $12,720    -0.98%        14,029         0.28%    11,586
      9/30/92   $12,748     0.65%        14,121         0.28%    11,619
     10/30/92   $12,549    -0.98%        13,982         0.35%    11,659
     11/30/92   $12,840     1.79%        14,232         0.14%    11,676
     12/31/92   $13,048     1.02%        14,378        -0.07%    11,667
      1/29/93   $13,221     1.16%        14,544         0.49%    11,725
      2/26/93   $13,613     3.62%        15,071         0.35%    11,766
      3/31/93   $13,543    -1.06%        14,911         0.35%    11,807
      4/30/93   $13,644     1.01%        15,062         0.28%    11,840
      5/31/93   $13,697     0.56%        15,146         0.14%    11,856
      6/30/93   $13,937     1.67%        15,399         0.14%    11,873
      7/30/93   $13,940     0.13%        15,419         0.00%    11,873
      8/31/93   $14,244     2.08%        15,740         0.28%    11,906
      9/30/93   $14,411     1.14%        15,919         0.21%    11,931
     10/29/93   $14,450     0.19%        15,949         0.41%    11,980
     11/30/93   $14,388    -0.88%        15,809         0.07%    11,989
     12/31/93   $14,656     2.11%        16,143         0.00%    11,989
      1/31/94   $14,786     1.14%        16,327         0.27%    12,021
      2/28/94   $14,479    -2.59%        15,904         0.34%    12,062
      3/31/94   $13,963    -4.07%        15,257         0.34%    12,103
      4/29/94   $13,951     0.85%        15,386         0.14%    12,120
      5/31/94   $14,083     0.87%        15,520         0.07%    12,128
      6/30/94   $13,992    -0.61%        15,425         0.34%    12,170
      7/29/94   $14,243     1.83%        15,708         0.27%    12,202
      8/31/94   $14,271     0.35%        15,763         0.40%    12,251
      9/30/94   $14,100    -1.47%        15,531         0.27%    12,284
     10/31/94   $13,834    -1.78%        15,255         0.07%    12,293
     11/30/94   $13,488    -1.81%        14,978         0.13%    12,309
     12/30/94   $13,866     2.20%        15,308         0.00%    12,309
      1/31/95   $14,220     2.86%        15,746         0.40%    12,358
      2/28/95   $14,534     2.91%        16,204         0.40%    12,408
      3/31/95   $14,631     1.15%        16,390         0.33%    12,448
      4/28/95   $14,687     0.12%        16,410         0.33%    12,490
      5/31/95   $15,033     3.19%        16,933         0.20%    12,515
      6/30/95   $14,910    -0.87%        16,786         0.20%    12,540
      7/31/95   $14,995     0.95%        16,946         0.00%    12,540
      8/31/95   $15,193     1.27%        17,161         0.26%    12,572
      9/29/95   $15,321     0.63%        17,269         0.20%    12,597
     10/31/95   $15,506     1.45%        17,519         0.33%    12,639
     11/30/95   $15,708     1.66%        17,810        -0.07%    12,630
     12/29/95   $15,853     0.96%        17,981        -0.07%    12,621
      1/31/96   $15,928     0.76%        18,118         0.59%    12,696
      2/29/96   $15,844    -0.68%        17,995         0.32%    12,736
      3/29/96   $15,703    -1.28%        17,764         0.52%    12,803
      4/30/96   $15,720    -0.28%        17,714         0.39%    12,852
      5/31/96   $15,752    -0.04%        17,707         0.19%    12,877
      6/28/96   $15,916     1.09%        17,900         0.06%    12,885
      7/31/96   $16,023     0.91%        18,063         0.19%    12,909
      8/30/96   $16,069    -0.02%        18,060         0.19%    12,934
      9/30/96   $16,236     1.40%        18,313         0.32%    12,975
     10/31/96   $16,359     1.13%        18,519         0.32%    13,017
     11/29/96   $16,573     1.83%        18,858         0.19%    13,041
     12/31/96   $16,561    -0.42%        18,779         0.00%    13,041
      1/31/97   $16,594     0.19%        18,815         0.32%    13,083
      2/28/97   $16,719     0.92%        18,988         0.31%    13,124
      3/31/97   $16,584    -1.33%        18,735         0.25%    13,156
      4/30/97   $16,695     0.84%        18,893         0.12%    13,172
      5/31/97   $16,914     1.51%        19,178        -0.06%    13,164
      6/30/97   $17,069     1.07%        19,383         0.12%    13,180
      7/31/97   $17,460     2.77%        19,920         0.12%    13,196
      8/31/97   $17,350    -0.94%        19,733         0.19%    13,221
      9/30/97   $17,539     1.19%        19,968         0.25%    13,254
     10/31/97   $17,619     0.64%        20,096         0.25%    13,287
     11/30/97   $17,746     0.59%        20,214        -0.06%    13,279
     12/31/97   $17,969     1.46%        20,509        -0.12%    13,263
      1/31/98   $18,113     1.03%        20,720         0.19%    13,288
      2/28/98   $18,162     0.03%        20,727         0.19%    13,314
      3/31/98   $18,176     0.09%        20,745         0.19%    13,339
      4/30/98   $18,191    -0.45%        20,652         0.18%    13,363
      5/31/98   $18,418     1.58%        20,978         0.18%    13,387
      6/30/98   $18,496     0.39%        21,060         0.12%    13,403
      7/31/98   $18,559     0.25%        21,113         0.12%    13,419
      8/31/98   $18,754     1.55%        21,440         0.12%    13,435
      9/30/98   $18,934     1.25%        21,708         0.12%    13,451
     10/31/98   $18,913     0.00%        21,708         0.24%    13,484
     11/30/98   $18,977     0.35%        21,784         0.00%    13,484
     12/31/98   $19,041     0.25%        21,838        -0.06%    13,476
      1/31/99   $19,241     1.19%        22,098         0.24%    13,508
      2/28/99   $19,206    -0.44%        22,001         0.12%    13,524

Total Return     92.06%                 120.01%                  35.24%
---------------------------------------------------------------------------


CLASS C (5/1/95--2/28/99)

The following line graph compares the performance of the Franklin Connecticut Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

--------------------------------------------------------------------------
Date                 Franklin          Lehman Brothers         CPI
                   Connecticut            Municipal
                 Tax-Free Income          Bond Index
                   Fund-Class C
--------------------------------------------------------------------------
     5/1/95      $9,898                   $10,000                  $10,000
    5/31/95      $10,125        3.19%     $10,319         0.20%    $10,020
    6/30/95      $10,045       -0.87%     $10,229         0.20%    $10,040
    7/31/95      $10,097        0.95%     $10,326         0.00%    $10,040
    8/31/95      $10,234        1.27%     $10,458         0.26%    $10,066
    9/29/95      $10,323        0.63%     $10,523         0.20%    $10,086
   10/31/95      $10,442        1.45%     $10,676         0.33%    $10,120
   11/30/95      $10,572        1.66%     $10,853        -0.07%    $10,112
   12/29/95      $10,644        0.96%     $10,957        -0.07%    $10,105
    1/31/96      $10,689        0.76%     $11,041         0.59%    $10,165
    2/29/96      $10,618       -0.68%     $10,966         0.32%    $10,198
    3/29/96      $10,523       -1.28%     $10,825         0.52%    $10,251
    4/30/96      $10,539       -0.28%     $10,795         0.39%    $10,291
    5/31/96      $10,555       -0.04%     $10,791         0.19%    $10,310
    6/28/96      $10,631        1.09%     $10,908         0.06%    $10,316
    7/31/96      $10,708        0.91%     $11,008         0.19%    $10,336
    8/30/96      $10,754       -0.02%     $11,005         0.19%    $10,356
    9/30/96      $10,861        1.40%     $11,159         0.32%    $10,389
   10/31/96      $10,938        1.13%     $11,286         0.32%    $10,422
   11/29/96      $11,076        1.83%     $11,492         0.19%    $10,442
   12/31/96      $11,053       -0.42%     $11,444         0.00%    $10,442
    1/31/97      $11,069        0.19%     $11,466         0.32%    $10,475
    2/28/97      $11,157        0.92%     $11,571         0.31%    $10,508
    3/31/97      $11,061       -1.33%     $11,417         0.25%    $10,534
    4/30/97      $11,130        0.84%     $11,513         0.12%    $10,547
    5/31/97      $11,271        1.51%     $11,687        -0.06%    $10,540
    6/30/97      $11,379        1.07%     $11,812         0.12%    $10,553
    7/31/97      $11,623        2.77%     $12,139         0.12%    $10,565
    8/31/97      $11,545       -0.94%     $12,025         0.19%    $10,586
    9/30/97      $11,675        1.19%     $12,168         0.25%    $10,612
   10/31/97      $11,712        0.64%     $12,246         0.25%    $10,639
   11/30/97      $11,801        0.59%     $12,318        -0.06%    $10,632
   12/31/97      $11,944        1.46%     $12,498        -0.12%    $10,619
    1/31/98      $12,034        1.03%     $12,627         0.19%    $10,640
    2/28/98      $12,060        0.03%     $12,631         0.19%    $10,660
    3/31/98      $12,064        0.09%     $12,642         0.19%    $10,680
    4/30/98      $12,068       -0.45%     $12,585         0.18%    $10,699
    5/31/98      $12,213        1.58%     $12,784         0.18%    $10,719
    6/30/98      $12,259        0.39%     $12,834         0.12%    $10,731
    7/31/98      $12,295        0.25%     $12,866         0.12%    $10,744
    8/31/98      $12,419        1.55%     $13,065         0.12%    $10,757
    9/30/98      $12,532        1.25%     $13,229         0.12%    $10,770
   10/31/98      $12,512        0.00%     $13,229         0.24%    $10,796
   11/30/98      $12,548        0.35%     $13,275         0.00%    $10,796
   12/31/98      $12,585        0.25%     $13,308        -0.06%    $10,789
    1/31/99      $12,711        1.19%     $13,466         0.24%    $10,815
    2/28/99      $12,682       -0.44%     $13,407         0.12%    $10,828

Total Return      26.82%                   34.07%                    8.28%
--------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


20


FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio of municipal bonds with an average weighted maturity (the time in which a debt must be repaid) between three and 10 years.(1)
--------------------------------------------------------------------------------


PORTFOLIO NOTES

During the 12 months under review, the U.S. economy remained a bastion of growth. Concurrently, interest rates declined, unusual in a time of such heady economic expansion. The yield on the 30-year Treasury bond declined from 5.92% on February 28, 1998, to a low of 4.70% on October 5, 1998. However, toward the end of the reporting period, interest rates crept back up, reflecting the economy's continuing strength.

In general, most municipalities' fiscal health remained robust, due to increasing tax revenues and payrolls. New municipal bond supply was extremely strong in 1998, $284 billion, more than 28.5% greater than 1997's new issuance supply. Insured bonds, typically rated AAA, reached a record 50.8% of all new issues for the year. Throughout much of the reporting period, yield spreads, the interest-rate difference between AAA- and BBB-rated securities, narrowed, as investors purchased lower quality issues to earn additional yields. However, in a sign that the trend may be changing, yield spreads began to widen late in the reporting period. The fund was very selective in each issue purchased during the reporting period. Utilizing our extensive research capabilities, we were able to add some lower-rated securities to capture additional yield without compromising the fund's overall credit quality.



CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA - 14.6%
AA - 12.6%
A - 20.3%
BBB - 50.4%
Below Investment Grade - 2.1%



*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.






(1) For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments than a fund with broader diversification.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 78 of this report.



                                                                              21


DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term
Tax-Free Income Fund
3/1/98 - 2/28/99

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
March              4.4 cents
April              4.4 cents
May                4.4 cents
June               4.4 cents
July               4.4 cents
August             4.4 cents
September          4.4 cents
October            4.4 cents
November           4.4 cents
December           4.2 cents
January            4.2 cents
February           4.2 cents
-----------------------------
TOTAL             52.2 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
2/28/99

                                     % OF TOTAL
                                      LONG-TERM
SECTOR                              INVESTMENTS
-----------------------------------------------
Utilities                                 20.4%
Hospitals                                 13.1%
Industrial                                11.0%
Transportation                             8.9%
Housing                                    8.7%
General Obligation                         6.3%
Other Revenue                              6.1%
Special Assessment                         5.7%
Health Care                                5.2%
Education                                  5.0%
Prerefunded                                3.4%
Certificates of Participation              3.3%
Marks-Roos                                 1.7%
Tax Allocation                             1.2%



Franklin Federal Intermediate-Term Tax-Free Income Fund's Class A share price, as measured by net asset value, increased five cents, from $11.25 on February 28, 1998, to $11.30 on February 28, 1999. In addition, the fund's total net assets increased by approximately $56.1 million during the reporting period, from $139.5 million to $195.6 million. We invested new money and proceeds from sold securities in current coupon bonds as they became available.

Due to the number of insured bonds, the fund's overall quality improved slightly during the 12 months under review. As of February 28, 1999, AAA-rated bonds comprised 14.6% of the fund's total long-term investments, compared with 13.7% a year earlier. However, the fund purchased bonds with different credit qualities and maturities as the fund looked for value in a declining interest-rate environment. We purchased bonds in a variety of sectors, maintaining the fund's strong diversification and an average maturity of approximately nine years. Significant purchases included Port Saint Lucie, FL Special Assessment Revenue; Adams County Schools, CO Certificate of Participation; Virgin Islands Water and Power Authority Water System Revenue; and New York City Metropolitan Transportation Authority Commuter Facilities Revenue. Going forward, we will continue to follow our strategy of investing for income, price stability and tax efficiency.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


22


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.05           $11.30    $11.25


                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.522





PERFORMANCE

                                                                      INCEPTION
CLASS A                                             1-YEAR   5-YEAR   (9/23/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +5.17%   +34.07%   +53.82%
Average Annual Total Return(2)                      +2.80%    +5.56%    +6.54%
Distribution Rate(3)                       4.31%
Taxable Equivalent Distribution Rate(4)    7.14%
30-Day Standardized Yield(5)               3.80%
Taxable Equivalent Yield(4)                6.29%




FRANKLIN FEDERAL
INTERMEDIATE-TERM
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the maximum 2.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.80%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.
--------------------------------------------------------------------------------


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the current 4.15 cent per share monthly dividend and the maximum offering price of $11.56 on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.







--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




Past performance is not predictive of future results.
                                                                              23


FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND




AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
----------------------------------
1-Year                      +2.80%

5-Year                      +5.56%

Since Inception (9/23/92)   +6.54%



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, fund expenses, account fees and reinvested distributions.
Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


CLASS A (9/23/92 - 2/28/99)

The following line graph compares the performance of the Franklin Federal Intermediate-Term Tax-Free Income Fund's shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 9/23/92 to 2/28/99.

Date            Franklin Federal       Lehman Brothers         CPI
                Intermediate-Term      Municipal Bond
                 Tax-Free Income            Index
                  Fund-Class A
-----------------------------------------------------------------------
      9/23/92   $ 9,775              $10,000                   $10,000
      9/30/92   $ 9,785       0.19%  $10,019        0.07%      $10,007
     10/31/92   $ 9,746      -1.02%  $ 9,917        0.35%      $10,042
     11/30/92   $ 9,932       1.83%  $10,099        0.14%      $10,056
     12/31/92   $10,010       1.16%  $10,216       -0.07%      $10,049
      1/31/93   $10,094       1.69%  $10,388        0.49%      $10,098
      2/28/93   $10,395       3.66%  $10,769        0.35%      $10,133
      3/31/93   $10,420      -1.46%  $10,611        0.35%      $10,169
      4/30/93   $10,496       0.95%  $10,712        0.28%      $10,197
      5/31/93   $10,531       0.35%  $10,750        0.14%      $10,211
      6/30/93   $10,687       1.97%  $10,962        0.14%      $10,226
      7/31/93   $10,744       0.25%  $10,989        0.00%      $10,226
      8/31/93   $10,931       2.07%  $11,216        0.28%      $10,254
      9/30/93   $11,038       1.23%  $11,354        0.21%      $10,276
     10/31/93   $11,105       0.16%  $11,373        0.41%      $10,318
     11/30/93   $11,040      -0.82%  $11,279        0.07%      $10,325
     12/31/93   $11,280       2.13%  $11,520        0.00%      $10,325
      1/31/94   $11,408       1.23%  $11,661        0.27%      $10,353
      2/28/94   $11,205      -2.74%  $11,342        0.34%      $10,388
      3/31/94   $10,855      -3.82%  $10,908        0.34%      $10,424
      4/30/94   $10,912       1.10%  $11,028        0.14%      $10,438
      5/31/94   $11,000       0.80%  $11,117        0.07%      $10,445
      6/30/94   $10,972      -0.43%  $11,069        0.34%      $10,481
      7/31/94   $11,124       1.68%  $11,255        0.27%      $10,509
      8/31/94   $11,203       0.39%  $11,299        0.40%      $10,551
      9/30/94   $11,111      -1.35%  $11,146        0.27%      $10,580
     10/31/94   $10,965      -1.46%  $10,983        0.07%      $10,587
     11/30/94   $10,820      -1.89%  $10,776        0.13%      $10,601
     12/31/94   $10,975       1.80%  $10,970        0.00%      $10,601
      1/31/95   $11,229       2.59%  $11,254        0.40%      $10,643
      2/28/95   $11,440       2.83%  $11,572        0.40%      $10,686
      3/31/95   $11,543       1.35%  $11,729        0.33%      $10,721
      4/30/95   $11,570       0.12%  $11,743        0.33%      $10,757
      5/31/95   $11,862       3.17%  $12,115        0.20%      $10,778
      6/30/95   $11,801      -0.62%  $12,040        0.20%      $10,800
      7/31/95   $11,907       1.47%  $12,217        0.00%      $10,800
      8/31/95   $12,070       1.36%  $12,383        0.26%      $10,828
      9/30/95   $12,178       0.64%  $12,462        0.20%      $10,849
     10/31/95   $12,319       1.15%  $12,606        0.33%      $10,885
     11/30/95   $12,473       1.34%  $12,774       -0.07%      $10,878
     12/31/95   $12,560       0.61%  $12,852       -0.07%      $10,870
      1/31/96   $12,635       1.01%  $12,982        0.59%      $10,934
      2/29/96   $12,573      -0.41%  $12,929        0.32%      $10,969
      3/31/96   $12,477      -1.24%  $12,769        0.52%      $11,026
      4/30/96   $12,472      -0.35%  $12,724        0.39%      $11,069
      5/31/96   $12,455      -0.28%  $12,688        0.19%      $11,090
      6/30/96   $12,579       0.95%  $12,809        0.06%      $11,097
      7/31/96   $12,656       0.96%  $12,932        0.19%      $11,118
      8/31/96   $12,663       0.00%  $12,932        0.19%      $11,139
      9/30/96   $12,788       1.03%  $13,065        0.32%      $11,175
     10/31/96   $12,925       1.26%  $13,230        0.32%      $11,210
     11/30/96   $13,099       2.02%  $13,497        0.19%      $11,232
     12/31/96   $13,094      -0.45%  $13,436        0.00%      $11,232
      1/31/97   $13,102       0.39%  $13,489        0.32%      $11,268
      2/28/97   $13,217       0.94%  $13,615        0.31%      $11,303
      3/31/97   $13,091      -1.34%  $13,433        0.25%      $11,331
      4/30/97   $13,195       0.74%  $13,532        0.12%      $11,344
      5/31/97   $13,276       1.42%  $13,724       -0.06%      $11,338
      6/30/97   $13,430       1.10%  $13,875        0.12%      $11,351
      7/31/97   $13,732       2.81%  $14,265        0.12%      $11,365
      8/31/97   $13,665      -0.97%  $14,127        0.19%      $11,386
      9/30/97   $13,772       1.27%  $14,306        0.25%      $11,415
     10/31/97   $13,842       0.53%  $14,382        0.25%      $11,443
     11/30/97   $13,925       0.46%  $14,448       -0.06%      $11,437
     12/31/97   $14,105       1.58%  $14,677       -0.12%      $11,423
      1/31/98   $14,274       1.11%  $14,840        0.19%      $11,445
      2/28/98   $14,279      -0.01%  $14,838        0.19%      $11,466
      3/31/98   $14,284      -0.07%  $14,828        0.19%      $11,488
      4/30/98   $14,263      -0.55%  $14,746        0.18%      $11,509
      5/31/98   $14,448       1.70%  $14,997        0.18%      $11,530
      6/30/98   $14,491       0.37%  $15,052        0.12%      $11,543
      7/31/98   $14,535       0.16%  $15,076        0.12%      $11,557
      8/31/98   $14,696       1.74%  $15,339        0.12%      $11,571
      9/30/98   $14,844       1.49%  $15,567        0.12%      $11,585
     10/31/98   $14,836       0.04%  $15,573        0.24%      $11,613
     11/30/98   $14,881       0.30%  $15,620        0.00%      $11,613
     12/31/98   $14,923       0.31%  $15,669       -0.06%      $11,606
      1/31/99   $15,098       1.53%  $15,908        0.24%      $11,634
      2/28/99   $15,036      -0.90%  $15,765        0.12%      $11,648

Total Return      50.36%               57.65%                    16.48%
-----------------------------------------------------------------------








*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.

24


FRANKLIN HIGH YIELD TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin High Yield Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of higher-yielding, medium- to lower-rated and non-rated municipal securities.(1) As discussed in the fund's prospectus, these securities entail greater risk than higher-rated municipal securities.
--------------------------------------------------------------------------------


PORTFOLIO NOTES

The high yield municipal bond market was especially challenging during the year under review. For the first time in a number of years, the average national high yield fund, according to Lipper, underperformed the average national investment grade fund. As mentioned in the Shareholder Letter, credit spreads finally widened after narrowing for a number of years, due in part to the aggressive strategy of the municipal bond insurers and investors demanding higher yields in a declining interest-rate environment. As credit spreads widened, the weakness of high yield bonds dampened the performance of Franklin High Yield Tax-Free Income Fund. As a result, the fund's Class A share price, as measured by net asset value, decreased 19 cents, from $11.68 on February 28, 1998, to $11.49 on February 28, 1999.

Health care and project finance-related bond issuers were the most volatile over the 12-month period. In health care financing, and hospitals specifically, the market was especially volatile. The two main catalysts to the health care sector's problems continue to be an extremely competitive environment and a declining reimbursement system to health care providers. Many higher quality health care systems received downgrades from the rating agencies, while some lower quality borrowers defaulted



CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]


AAA - 26.2%
AA - 2.6%
A - 10.8%
BBB - 22.0%
Below Investment Grade - 38.4%



*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.





(1) For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 86 of this report.


                                                                              25


PORTFOLIO BREAKDOWN
Franklin High Yield
Tax-Free Income Fund
2/28/99

                                     % OF TOTAL
                                      LONG-TERM
SECTOR                              INVESTMENTS
-----------------------------------------------
Utilities                                 31.3%
Prerefunded                               13.2%
Hospitals                                 10.1%
Transportation                             9.1%
General Obligation                         7.6%
Special Assessment                         7.0%
Industrial                                 6.5%
Health Care                                4.9%
Housing                                    3.6%
Other Revenue                              2.8%
Mello-Roos                                 1.2%
Certificates of Participation              1.2%
Education                                  1.1%
Tax Allocation                             0.3%
Marks-Roos                                 0.1%



on their bond obligations or filed for bankruptcy protection. Moody's, a national credit rating agency, downgraded 54 hospitals and health systems with $10.7 billion of par amount outstanding during the past year. Although the fund avoided many of the worst situations, some of its health care holdings did face pressures, resulting in a decline in market value.

The project finance sector, where bond repayment depends on the income produced by a public project, also faced a number of challenges during the period under review. One holding, a resource recovery or waste-to-energy project, experienced a significant decline in market value after the owner was forced to take an accounting write-off for its equity investment in the project. Although the project is having some difficulties, there are sufficient reserves and company-guaranteed support to prevent default for three or more years. While these situations dampened the fund's performance during the year under review, the prevailing market conditions provided our portfolio management team with some excellent investment opportunities. With approximately 26% of the fund in AAA holdings, we believe we are well positioned to take advantage of buying opportunities in market sectors that were heavily impacted.

On a positive note, the fund benefited from many investments in other market sectors made over the past few years. We acquired large holdings, such as New York City and Washington, D.C. general obligation bonds, when investors were extremely nervous about these issuers' prospects. These holdings were among the market's best performers. Similarly, the fund took advantage of utility sector weakness during the past three years with the threat of deregulation in the utility industry. This provided some excellent investment opportunities in such issuers as Tucson Electric Power Company Project PCR; Public Service Co. of New Hampshire Project; Sam Rayburn Municipal Power Agency Supply System Revenue
(TX); Iberville Parish (LA) PCR Entergy Gulf States Inc. Project, and others where we felt we were receiving superior income and potential total return before the market fully understood the specific situation.

At times, the market tends to "paint issuers with the same broad brush" without differentiating among them. These opportunities can provide significant returns to those who have the ability to find value and are willing to take a contrarian approach when


26


appropriate. This strategy is one that we strive for and will continue to employ in the future. It has served the fund's investors well in the past, and we hope to attain similar results going forward.

However, in the generally declining interest-rate environment over the past several years, many municipalities prerefunded their higher yielding outstanding debt. The fund has profited by selling many of its prerefunded securities for more than it paid, which may make a capital gain distribution necessary in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin High Yield Tax-Free Income Fund
3/1/98 - 2/28/99

                                              DIVIDEND PER SHARE
                               -------------------------------------------------
MONTH                           CLASS A           CLASS B**            CLASS C
--------------------------------------------------------------------------------
March                          5.6 cents              --             5.04 cents
April                          5.6 cents              --             5.04 cents
May                            5.6 cents              --             5.04 cents
June                           5.5 cents              --             4.94 cents
July                           5.5 cents              --             4.95 cents
August                         5.5 cents              --             4.95 cents
September                      5.4 cents              --             4.85 cents
October                        5.4 cents              --             4.87 cents
November                       5.4 cents              --             4.87 cents
December                       5.4 cents              --             4.87 cents
January                        5.4 cents          3.91 cents         4.87 cents
February                       5.4 cents          4.87 cents         4.87 cents
--------------------------------------------------------------------------------

TOTAL                          65.7 CENTS         8.78 CENTS         59.16 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

**January 1, 1999, the fund began offering Class B shares to investors. See the prospectus for details.


                                                                              27


FRANKLIN HIGH YIELD
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.


CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.


CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.19           $11.49    $11.68

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.6570

Long-Term Capital Gain                         $0.0156

        TOTAL                                  $0.6726


CLASS B                                        CHANGE           2/28/99   1/1/99
--------------------------------------------------------------------------------
Net Asset Value                                +$0.01           $11.52    $11.51

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.0878


CLASS C                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.18           $11.57    $11.75

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5916

Long-Term Capital Gain                         $0.0156

        TOTAL                                  $0.6072







Franklin High Yield Tax-Free Income Fund paid distributions derived from long-term capital gains of 1.56 cents ($0.0156) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).



Past performance is not predictive of future results.

28


PERFORMANCE

                                                                            INCEPTION
CLASS A                                          1-YEAR  5-YEAR   10-YEAR   (3/18/86)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +4.21%  +40.57%  +122.45%  +184.76%
Average Annual Total Return(2)                   -0.23%   +6.12%    +7.85%    +8.06%

Distribution Rate(3)                     5.40%
Taxable Equivalent Distribution Rate(4)  8.94%
30-Day Standardized Yield(5)             4.71%
Taxable Equivalent Yield(4)              7.80%


                                                 INCEPTION
CLASS B                                           (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +0.96%
Aggregate Annual Total Return(2)                    -3.04%
Distribution Rate(3)                      5.04%
Taxable Equivalent Distribution Rate(4)   8.34%
30-Day Standardized Yield(5)              4.56%
Taxable Equivalent Yield(4)               7.55%


                                                                    INCEPTION
CLASS C                                           1-YEAR   3-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +3.69%   +21.48%    +32.74%
Average Annual Total Return(2)                    +1.67%    +6.35%     +7.39%

Distribution Rate(3)                      4.92%
Taxable Equivalent Distribution Rate(4)   8.15%
30-Day Standardized Yield(5)              4.32%
Taxable Equivalent Yield(4)               7.15%





(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception; therefore, average annual total returns are not provided.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.






--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance is not predictive of future results.
                                                                              29


FRANKLIN HIGH YIELD
TAX-FREE INCOME FUND



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
----------------------------------
1-Year                      -0.23%
5-Year                      +6.12%
10-Year                     +7.85%
Since Inception (3/18/86)   +8.06%



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
----------------------------------
1-Year                      +1.67%
3-Year                      +6.35%
Since Inception (5/1/95)    +7.39%



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin High Yield Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

Date             Franklin High Yield      Lehman               CPI
                   Tax-Free Income       Brothers
                    Fund-Class A        Municipal
                                           Bond
                                          Index
-------------------------------------------------------------------------------
        3/1/89   $ 9,572                 $10,000                       $10,000
       3/31/89   $ 9,586        -0.24%   $ 9,976        0.58%          $10,058
       4/30/89   $ 9,783         2.37%   $10,212        0.65%          $10,123
       5/31/89   $ 9,945         2.08%   $10,425        0.57%          $10,181
       6/30/89   $10,081         1.36%   $10,567        0.24%          $10,206
       7/31/89   $10,142         1.36%   $10,710        0.24%          $10,230
       8/31/89   $10,118        -0.98%   $10,605        0.16%          $10,246
       9/30/89   $10,085        -0.30%   $10,574        0.32%          $10,279
      10/31/89   $10,176         1.22%   $10,703        0.48%          $10,329
      11/30/89   $10,297         1.75%   $10,890        0.24%          $10,353
      12/31/89   $10,370         0.82%   $10,979        0.16%          $10,370
       1/31/90   $10,311        -0.47%   $10,928        1.03%          $10,477
       2/28/90   $10,449         0.89%   $11,025        0.47%          $10,526
       3/31/90   $10,439         0.03%   $11,028        0.55%          $10,584
       4/30/90   $10,359        -0.72%   $10,949        0.16%          $10,601
       5/31/90   $10,580         2.18%   $11,187        0.23%          $10,625
       6/30/90   $10,702         0.88%   $11,286        0.54%          $10,682
       7/31/90   $10,855         1.48%   $11,453        0.38%          $10,723
       8/31/90   $10,660        -1.45%   $11,287        0.92%          $10,822
       9/30/90   $10,649         0.06%   $11,294        0.84%          $10,913
      10/31/90   $10,743         1.81%   $11,498        0.60%          $10,978
      11/30/90   $10,921         2.01%   $11,729        0.22%          $11,002
      12/31/90   $10,900         0.44%   $11,781        0.00%          $11,002
       1/31/91   $11,039         1.34%   $11,939        0.60%          $11,068
       2/28/91   $11,081         0.87%   $12,042        0.15%          $11,085
       3/31/91   $11,135         0.04%   $12,047        0.15%          $11,102
       4/30/91   $11,298         1.34%   $12,209        0.15%          $11,118
       5/31/91   $11,396         0.89%   $12,317        0.30%          $11,152
       6/30/91   $11,441        -0.10%   $12,305        0.29%          $11,184
       7/31/91   $11,596         1.22%   $12,455        0.15%          $11,201
       8/31/91   $11,718         1.32%   $12,620        0.29%          $11,233
       9/30/91   $11,886         1.30%   $12,784        0.44%          $11,283
      10/31/91   $11,966         0.90%   $12,899        0.15%          $11,299
      11/30/91   $12,011         0.28%   $12,935        0.29%          $11,332
      12/31/91   $12,251         2.15%   $13,213        0.07%          $11,340
       1/31/92   $12,217         0.23%   $13,243        0.15%          $11,357
       2/29/92   $12,205         0.03%   $13,247        0.36%          $11,398
       3/31/92   $12,264         0.04%   $13,253        0.51%          $11,456
       4/30/92   $12,392         0.89%   $13,370        0.14%          $11,472
       5/31/92   $12,581         1.18%   $13,528        0.14%          $11,488
       6/30/92   $12,766         1.68%   $13,756        0.36%          $11,530
       7/31/92   $13,203         3.00%   $14,168        0.21%          $11,554
       8/31/92   $13,004        -0.98%   $14,029        0.28%          $11,586
       9/30/92   $13,023         0.65%   $14,121        0.28%          $11,619
      10/31/92   $12,846        -0.98%   $13,982        0.35%          $11,659
      11/30/92   $13,158         1.79%   $14,232        0.14%          $11,676
      12/31/92   $13,361         1.02%   $14,378       -0.07%          $11,667
       1/31/93   $13,541         1.16%   $14,544        0.49%          $11,725
       2/28/93   $13,934         3.62%   $15,071        0.35%          $11,766
       3/31/93   $13,890        -1.06%   $14,911        0.35%          $11,807
       4/30/93   $13,985         1.01%   $15,062        0.28%          $11,840
       5/31/93   $14,067         0.56%   $15,146        0.14%          $11,856
       6/30/93   $14,317         1.67%   $15,399        0.14%          $11,873
       7/31/93   $14,336         0.13%   $15,419        0.00%          $11,873
       8/31/93   $14,640         2.08%   $15,740        0.28%          $11,906
       9/30/93   $14,801         1.14%   $15,919        0.21%          $11,931
      10/31/93   $14,832         0.19%   $15,949        0.41%          $11,980
      11/30/93   $14,890        -0.88%   $15,809        0.07%          $11,989
      12/31/93   $15,134         2.11%   $16,143        0.00%          $11,989
       1/31/94   $15,299         1.14%   $16,327        0.27%          $12,021
       2/28/94   $15,130        -2.59%   $15,904        0.34%          $12,062
       3/31/94   $14,677        -4.07%   $15,257        0.34%          $12,103
       4/30/94   $14,693         0.85%   $15,386        0.14%          $12,120
       5/31/94   $14,777         0.87%   $15,520        0.07%          $12,128
       6/30/94   $14,807        -0.61%   $15,425        0.34%          $12,170
       7/31/94   $15,003         1.83%   $15,708        0.27%          $12,202
       8/31/94   $15,047         0.35%   $15,763        0.40%          $12,251
       9/30/94   $14,937        -1.47%   $15,531        0.27%          $12,284
      10/31/94   $14,783        -1.78%   $15,255        0.07%          $12,293
      11/30/94   $14,546        -1.81%   $14,978        0.13%          $12,309
      12/31/94   $14,746         2.20%   $15,308        0.00%          $12,309
       1/31/95   $15,104         2.86%   $15,746        0.40%          $12,358
       2/28/95   $15,479         2.91%   $16,204        0.40%          $12,408
       3/31/95   $15,682         1.15%   $16,390        0.33%          $12,448
       4/30/95   $15,756         0.12%   $16,410        0.33%          $12,490
       5/31/95   $16,137         3.19%   $16,933        0.20%          $12,515
       6/30/95   $16,152        -0.87%   $16,786        0.20%          $12,540
       7/31/95   $16,257         0.95%   $16,946        0.00%          $12,540
       8/31/95   $16,423         1.27%   $17,161        0.26%          $12,572
       9/30/95   $16,558         0.63%   $17,269        0.20%          $12,597
      10/31/95   $16,770         1.45%   $17,519        0.33%          $12,639
      11/30/95   $16,983         1.66%   $17,810       -0.07%          $12,630
      12/31/95   $17,151         0.96%   $17,981       -0.07%          $12,621
       1/31/96   $17,244         0.76%   $18,118        0.59%          $12,696
       2/29/96   $17,230        -0.68%   $17,995        0.32%          $12,736
       3/31/96   $17,063        -1.28%   $17,764        0.52%          $12,803
       4/30/96   $17,080        -0.28%   $17,714        0.39%          $12,852
       5/31/96   $17,112        -0.04%   $17,707        0.19%          $12,877
       6/30/96   $17,286         1.09%   $17,900        0.06%          $12,885
       7/31/96   $17,414         0.91%   $18,063        0.19%          $12,909
       8/31/96   $17,478        -0.02%   $18,060        0.19%          $12,934
       9/30/96   $17,719         1.40%   $18,313        0.32%          $12,975
      10/31/96   $17,945         1.13%   $18,519        0.32%          $13,017
      11/30/96   $18,220         1.83%   $18,858        0.19%          $13,041
      12/31/96   $18,206        -0.42%   $18,779        0.00%          $13,041
       1/31/97   $18,257         0.19%   $18,815        0.32%          $13,083
       2/28/97   $18,421         0.92%   $18,988        0.31%          $13,124
       3/31/97   $18,274        -1.33%   $18,735        0.25%          $13,156
       4/30/97   $18,419         0.84%   $18,893        0.12%          $13,172
       5/31/97   $18,647         1.51%   $19,178       -0.06%          $13,164
       6/30/97   $18,875         1.07%   $19,383        0.12%          $13,180
       7/31/97   $19,358         2.77%   $19,920        0.12%          $13,196
       8/31/97   $19,251        -0.94%   $19,733        0.19%          $13,221
       9/30/97   $19,569         1.19%   $19,968        0.25%          $13,254
      10/31/97   $19,701         0.64%   $20,096        0.25%          $13,287
      11/30/97   $19,833         0.59%   $20,214       -0.06%          $13,279
      12/31/97   $20,138         1.46%   $20,509       -0.12%          $13,263
       1/31/98   $20,358         1.03%   $20,720        0.19%          $13,288
       2/28/98   $20,404         0.03%   $20,727        0.19%          $13,314
       3/31/98   $20,415         0.09%   $20,745        0.19%          $13,339
       4/30/98   $20,407        -0.45%   $20,652        0.18%          $13,363
       5/31/98   $20,665         1.58%   $20,978        0.18%          $13,387
       6/30/98   $20,763         0.39%   $21,060        0.12%          $13,403
       7/31/98   $20,789         0.25%   $21,113        0.12%          $13,419
       8/31/98   $21,031         1.55%   $21,440        0.12%          $13,435
       9/30/98   $21,164         1.25%   $21,708        0.12%          $13,451
      10/31/98   $21,135         0.00%   $21,708        0.24%          $13,484
      11/30/98   $21,070         0.35%   $21,784        0.00%          $13,484
      12/31/98   $21,106         0.25%   $21,838       -0.06%          $13,476
       1/31/99   $21,279         1.19%   $22,098        0.24%          $13,508
       2/28/99   $21,292        -0.44%   $22,001        0.12%          $13,524

Total Return      112.92%                 120.01%                        35.24%
-------------------------------------------------------------------------------


CLASS C (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin High Yield Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

Date            Franklin High Yield      Lehman Brothers       CPI
                  Tax-Free Income        Municipal Bond
                    Fund-Class C              Index
-----------------------------------------------------------------------
        5/1/95   $ 9,899               $10,000               $10,000
       5/31/95   $10,138        3.19%  $10,319       0.20%   $10,020
       6/30/95   $10,152       -0.87%  $10,229       0.20%   $10,040
       7/31/95   $10,221        0.95%  $10,326       0.00%   $10,040
       8/31/95   $10,319        1.27%  $10,458       0.26%   $10,066
       9/29/95   $10,399        0.63%  $10,523       0.20%   $10,086
      10/31/95   $10,525        1.45%  $10,676       0.33%   $10,120
      11/30/95   $10,662        1.66%  $10,853      -0.07%   $10,112
      12/29/95   $10,762        0.96%  $10,957      -0.07%   $10,105
       1/31/96   $10,814        0.76%  $11,041       0.59%   $10,165
       2/29/96   $10,800       -0.68%  $10,966       0.32%   $10,198
       3/29/96   $10,692       -1.28%  $10,825       0.52%   $10,251
       4/30/96   $10,697       -0.28%  $10,795       0.39%   $10,291
       5/31/96   $10,712       -0.04%  $10,791       0.19%   $10,310
       6/28/96   $10,816        1.09%  $10,908       0.06%   $10,316
       7/31/96   $10,890        0.91%  $11,008       0.19%   $10,336
       8/30/96   $10,925       -0.02%  $11,005       0.19%   $10,356
       9/30/96   $11,070        1.40%  $11,159       0.32%   $10,389
      10/31/96   $11,205        1.13%  $11,286       0.32%   $10,422
      11/29/96   $11,371        1.83%  $11,492       0.19%   $10,442
      12/31/96   $11,357       -0.42%  $11,444       0.00%   $10,442
       1/31/97   $11,392        0.19%  $11,466       0.32%   $10,475
       2/28/97   $11,489        0.92%  $11,571       0.31%   $10,508
       3/31/97   $11,392       -1.33%  $11,417       0.25%   $10,534
       4/30/97   $11,476        0.84%  $11,513       0.12%   $10,547
       5/31/97   $11,611        1.51%  $11,687      -0.06%   $10,540
       6/30/97   $11,747        1.07%  $11,812       0.12%   $10,553
       7/31/97   $12,040        2.77%  $12,139       0.12%   $10,565
       8/31/97   $11,969       -0.94%  $12,025       0.19%   $10,586
       9/30/97   $12,170        1.19%  $12,168       0.25%   $10,612
      10/31/97   $12,235        0.64%  $12,246       0.25%   $10,639
      11/30/97   $12,311        0.59%  $12,318      -0.06%   $10,632
      12/31/97   $12,504        1.46%  $12,498      -0.12%   $10,619
       1/31/98   $12,634        1.03%  $12,627       0.19%   $10,640
       2/28/98   $12,657        0.03%  $12,631       0.19%   $10,660
       3/31/98   $12,657        0.09%  $12,642       0.19%   $10,680
       4/30/98   $12,646       -0.45%  $12,585       0.18%   $10,699
       5/31/98   $12,799        1.58%  $12,784       0.18%   $10,719
       6/30/98   $12,853        0.39%  $12,834       0.12%   $10,731
       7/31/98   $12,874        0.25%  $12,866       0.12%   $10,744
       8/31/98   $13,006        1.55%  $13,065       0.12%   $10,757
       9/30/98   $13,082        1.25%  $13,229       0.12%   $10,770
      10/31/98   $13,069        0.00%  $13,229       0.24%   $10,796
      11/30/98   $13,023        0.35%  $13,275       0.00%   $10,796
      12/31/98   $13,028        0.25%  $13,308      -0.06%   $10,789
       1/31/99   $13,139        1.19%  $13,466       0.24%   $10,815
       2/28/99   $13,140       -0.44%  $13,407       0.12%   $10,828

Total Return       31.40%                34.07%                 8.28%
-----------------------------------------------------------------------



*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


30


FRANKLIN INDIANA TAX-FREE INCOME FUND






--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Indiana Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Indiana state personal income taxes through a portfolio consisting primarily of Indiana municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE(2)

[MAP OF INDIANA]
Indiana's manufacturing sector continued to be a powerful economic force in the state during the year under review. Unlike most states, which have seen a gradual shift away from manufacturing to trade and services, manufacturing industries made up almost 25% of Indiana's employment. Among the state's largest employers were vehicle manufacturing companies as well as those in the steel industry. In 1998, the state's moderate labor costs, low utility rates and affordable cost of living tended to attract such companies.

The state is a primary beneficiary of the continued U.S. economic expansion, as manufacturing is generally highly dependent on economic cycles. The unemployment rate was 2.7% in October 1998, well below the national rate of 4.3%. In addition, median household income per capita grew and the state's poverty rate declined faster than the national average during the reporting period.

However, Indiana's strong manufacturing sector also exposed the state to economic risks that more diversified states might not face. Auto manufacturing and steel are highly cyclical and export oriented. If the Canadian economy weakens, it could have a negative effect on the state, as Canada is Indiana's primary trading partner. Furthermore, the Asian crisis dealt Indiana a double blow, however moderate. First, Asian economies recently were importing less than they did before the crisis and second, they exported cheaper steel and other raw materials to many of Indiana's trading partners.







CREDIT QUALITY BREAKDOWN*
Franklin Indiana Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        48.3%
AA                          8.4%
A                          19.2%
BBB                        24.1%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.



(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Moody's, January 1999.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 110 of this report.


                                                                              31


DIVIDEND DISTRIBUTIONS*
Franklin Indiana
Tax-Free Income Fund
3/1/98 - 2/28/99

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
March               5.3 cents
April               5.3 cents
May                 5.3 cents
June                5.3 cents
July                5.3 cents
August              5.3 cents
September           5.2 cents
October             5.2 cents
November            5.2 cents
December            5.1 cents
January             5.1 cents
February            5.1 cents
-----------------------------
TOTAL              62.7 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.




A growing payroll allowed Indiana to improve its financial position. In fiscal 1998, Indiana had combined reserve balances of $2.06 billion. Debt ratios were among the nation's lowest, with debt per capita, at $213, ranked 40th nationally. Reflecting these positive trends, Standard and Poor's, a national credit rating agency, assigned Indiana an AA+ rating.(3) These trends should continue into 1999, making the outlook for the Hoosier State rather upbeat.

PORTFOLIO NOTES

The improving national and state environments favorably affected Franklin Indiana Tax-Free Income Fund's performance over the reporting period. The value of many of the portfolio's bonds increased, as interest rates generally declined in 1998. Lower interest rates led to higher municipal bond supply as issuers took advantage of the rate environment to issue new or refunded debt. Nationally, issuance in 1998 topped $284 billion, far outpacing the $220 billion issued in 1997.

Partially because of the fund's robust performance during the period, total net assets increased 8%, from $54.6 million on February 28, 1998, to approximately $59.0 million at the end of the reporting period, giving the fund an increasingly stable and diversified asset base. Such diversification helped reduce the fund's exposure to risk and volatility that may affect any one sector. In addition, the fund's superior credit quality, with 75% of the fund rated A or higher, further increased the fund's stability.

The fund was able to take advantage of Franklin's size during the reporting period to structure and control issues to fit the portfolio's needs. In managing more than $50 billion in municipal assets, Franklin has a distinct advantage over its competitors in locating value. Consequently, the fund was able to use the entire fund group's buying power to find and control new issues. Many dealers, underwriters and issuers know and trust Franklin and will come to us to help them structure and price new issues, giving Franklin Indiana Tax-Free Income Fund more leverage in defining the marketplace. Recent fund purchases included Indiana State Educational Facilities Authority Revenue Valparaiso University and Indiana Health Facility Financing Authority Hospital Revenue -- Sisters of St. Francis Health.


(3) This does not indicate Standard and Poor's rating of the fund.

32


We continue to follow our strategy of investing for income, price stability and tax efficiency. The fund should perform well into the next reporting period, aided by stable interest rates and an ample supply of new bonds. However, the fund's new investments in the current, historically low interest-rate environment has increased pressure on the dividend payment. Additionally, the fund may make another capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Indiana Tax-Free Income Fund was closed to new investors after the close of business on January 12, 1999, when Franklin Tax-Free Trust's board of trustees approved a proposal to merge Franklin Indiana Tax-Free Income Fund into Franklin Federal Tax-Free Income Fund, subject to shareholder approval. If the merger is approved, existing shareholders would benefit from the lower expenses of the larger Franklin Federal Tax-Free Income Fund. The investment goal of Franklin Indiana Tax-Free Income Fund is to seek a high level of current income exempt from federal and Indiana state income taxes by investing in Indiana municipal securities. Although Franklin Federal Tax-Free Income Fund's investment goal is similar, it seeks income exempt only from federal income tax by investing in municipal securities throughout the nation.



PORTFOLIO BREAKDOWN
Franklin Indiana
Tax-Free Income Fund
2/28/99

                                   % OF TOTAL
                                    LONG-TERM
SECTOR                            INVESTMENTS
---------------------------------------------
Education                               25.1%
Hospitals                               15.0%
Industrial                              12.1%
General Obligation                      11.6%
Prerefunded                              9.7%
Housing                                  6.3%
Sales Tax                                5.1%
Certificates of Participation            4.8%
Utilities                                4.5%
Health Care                              3.0%
Transportation                           2.7%
Tax Assessment                           0.1%



                                                                              33


FRANKLIN INDIANA
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
--------------------------------------------------------------------------------


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend and the maximum offering price of $12.56 on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Indiana state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.





--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.04           $12.03    $12.07

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.6270
Long-Term Capital Gain                         $0.0013
Short-Term Capital Gain                        $0.0320
       TOTAL                                   $0.6603


PERFORMANCE

                                                                             INCEPTION
CLASS A                                           1-YEAR   5-YEAR  10-YEAR    (9/1/87)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.25%   +32.92% +112.31%   +141.93%
Average Annual Total Return(2)                    +0.74%    +4.95%   +7.35%     +7.58%

Distribution Rate(3)                      4.87%
Taxable Equivalent Distribution Rate(4)   8.43%
30-Day Standardized Yield(5)              3.89%
Taxable Equivalent Yield(4)               6.74%







Franklin Indiana Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.13 cents ($0.0013) per share in June 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.

34


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).



         CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin Indiana Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

Date             Franklin Indiana         Lehman               CPI
                  Tax-Free Income        Brothers
                   Fund-Class A         Municipal
                                        Bond Index
------------------------------------------------------------------------------
       3/1/89  $ 9,571                   $10,000                       $10,000
      3/31/89  $ 9,583         -0.24%    $ 9,976         0.58%         $10,058
      4/30/89  $ 9,752          2.37%    $10,212         0.65%         $10,123
      5/31/89  $ 9,967          2.08%    $10,425         0.57%         $10,181
      6/30/89  $10,109          1.36%    $10,567         0.24%         $10,206
      7/31/89  $10,206          1.36%    $10,710         0.24%         $10,230
      8/31/89  $10,162         -0.98%    $10,605         0.16%         $10,246
      9/30/89  $10,127         -0.30%    $10,574         0.32%         $10,279
     10/31/89  $10,224          1.22%    $10,703         0.48%         $10,329
     11/30/89  $10,371          1.75%    $10,890         0.24%         $10,353
     12/31/89  $10,499          0.82%    $10,979         0.16%         $10,370
      1/31/90  $10,434         -0.47%    $10,928         1.03%         $10,477
      2/28/90  $10,544          0.89%    $11,025         0.47%         $10,526
      3/31/90  $10,537          0.03%    $11,028         0.55%         $10,584
      4/30/90  $10,471         -0.72%    $10,949         0.16%         $10,601
      5/31/90  $10,734          2.18%    $11,187         0.23%         $10,625
      6/30/90  $10,859          0.88%    $11,286         0.54%         $10,682
      7/31/90  $11,025          1.48%    $11,453         0.38%         $10,723
      8/31/90  $10,757         -1.45%    $11,287         0.92%         $10,822
      9/30/90  $10,752          0.06%    $11,294         0.84%         $10,913
     10/31/90  $10,901          1.81%    $11,498         0.60%         $10,978
     11/30/90  $11,122          2.01%    $11,729         0.22%         $11,002
     12/31/90  $11,127          0.44%    $11,781         0.00%         $11,002
      1/31/91  $11,330          1.34%    $11,939         0.60%         $11,068
      2/28/91  $11,398          0.87%    $12,042         0.15%         $11,085
      3/31/91  $11,446          0.04%    $12,047         0.15%         $11,102
      4/30/91  $11,599          1.34%    $12,209         0.15%         $11,118
      5/31/91  $11,679          0.89%    $12,317         0.30%         $11,152
      6/30/91  $11,674         -0.10%    $12,305         0.29%         $11,184
      7/31/91  $11,842          1.22%    $12,455         0.15%         $11,201
      8/31/91  $11,967          1.32%    $12,620         0.29%         $11,233
      9/30/91  $12,136          1.30%    $12,784         0.44%         $11,283
     10/31/91  $12,197          0.90%    $12,899         0.15%         $11,299
     11/30/91  $12,257          0.28%    $12,935         0.29%         $11,332
     12/31/91  $12,485          2.15%    $13,213         0.07%         $11,340
      1/31/92  $12,502          0.23%    $13,243         0.15%         $11,357
      2/29/92  $12,502          0.03%    $13,247         0.36%         $11,398
      3/31/92  $12,536          0.04%    $13,253         0.51%         $11,456
      4/30/92  $12,650          0.89%    $13,370         0.14%         $11,472
      5/31/92  $12,890          1.18%    $13,528         0.14%         $11,488
      6/30/92  $13,051          1.68%    $13,756         0.36%         $11,530
      7/31/92  $13,501          3.00%    $14,168         0.21%         $11,554
      8/31/92  $13,350         -0.98%    $14,029         0.28%         $11,586
      9/30/92  $13,385          0.65%    $14,121         0.28%         $11,619
     10/31/92  $13,186         -0.98%    $13,982         0.35%         $11,659
     11/30/92  $13,481          1.79%    $14,232         0.14%         $11,676
     12/31/92  $13,694          1.02%    $14,378        -0.07%         $11,667
      1/31/93  $13,861          1.16%    $14,544         0.49%         $11,725
      2/28/93  $14,312          3.62%    $15,071         0.35%         $11,766
      3/31/93  $14,224         -1.06%    $14,911         0.35%         $11,807
      4/30/93  $14,366          1.01%    $15,062         0.28%         $11,840
      5/31/93  $14,435          0.56%    $15,146         0.14%         $11,856
      6/30/93  $14,675          1.67%    $15,399         0.14%         $11,873
      7/31/93  $14,672          0.13%    $15,419         0.00%         $11,873
      8/31/93  $14,951          2.08%    $15,740         0.28%         $11,906
      9/30/93  $15,133          1.14%    $15,919         0.21%         $11,931
     10/31/93  $15,201          0.19%    $15,949         0.41%         $11,980
     11/30/93  $15,170         -0.88%    $15,809         0.07%         $11,989
     12/31/93  $15,453          2.11%    $16,143         0.00%         $11,989
      1/31/94  $15,598          1.14%    $16,327         0.27%         $12,021
      2/28/94  $15,275         -2.59%    $15,904         0.34%         $12,062
      3/31/94  $14,707         -4.07%    $15,257         0.34%         $12,103
      4/30/94  $14,765          0.85%    $15,386         0.14%         $12,120
      5/31/94  $14,848          0.87%    $15,520         0.07%         $12,128
      6/30/94  $14,815         -0.61%    $15,425         0.34%         $12,170
      7/31/94  $15,055          1.83%    $15,708         0.27%         $12,202
      8/31/94  $15,088          0.35%    $15,763         0.40%         $12,251
      9/30/94  $14,898         -1.47%    $15,531         0.27%         $12,284
     10/31/94  $14,680         -1.78%    $15,255         0.07%         $12,293
     11/30/94  $14,397         -1.81%    $14,978         0.13%         $12,309
     12/31/94  $14,683          2.20%    $15,308         0.00%         $12,309
      1/31/95  $15,024          2.86%    $15,746         0.40%         $12,358
      2/28/95  $15,366          2.91%    $16,204         0.40%         $12,408
      3/31/95  $15,495          1.15%    $16,390         0.33%         $12,448
      4/30/95  $15,528          0.12%    $16,410         0.33%         $12,490
      5/31/95  $15,875          3.19%    $16,933         0.20%         $12,515
      6/30/95  $15,827         -0.87%    $16,786         0.20%         $12,540
      7/31/95  $15,903          0.95%    $16,946         0.00%         $12,540
      8/31/95  $16,090          1.27%    $17,161         0.26%         $12,572
      9/30/95  $16,166          0.63%    $17,269         0.20%         $12,597
     10/31/95  $16,354          1.45%    $17,519         0.33%         $12,639
     11/30/95  $16,558          1.66%    $17,810        -0.07%         $12,630
     12/31/95  $16,762          0.96%    $17,981        -0.07%         $12,621
      1/31/96  $16,840          0.76%    $18,118         0.59%         $12,696
      2/29/96  $16,776         -0.68%    $17,995         0.32%         $12,736
      3/31/96  $16,640         -1.28%    $17,764         0.52%         $12,803
      4/30/96  $16,619         -0.28%    $17,714         0.39%         $12,852
      5/31/96  $16,640         -0.04%    $17,707         0.19%         $12,877
      6/30/96  $16,807          1.09%    $17,900         0.06%         $12,885
      7/31/96  $16,916          0.91%    $18,063         0.19%         $12,909
      8/31/96  $16,937         -0.02%    $18,060         0.19%         $12,934
      9/30/96  $17,150          1.40%    $18,313         0.32%         $12,975
     10/31/96  $17,320          1.13%    $18,519         0.32%         $13,017
     11/30/96  $17,624          1.83%    $18,858         0.19%         $13,041
     12/31/96  $17,602         -0.42%    $18,779         0.00%         $13,041
      1/31/97  $17,624          0.19%    $18,815         0.32%         $13,083
      2/28/97  $17,767          0.92%    $18,988         0.31%         $13,124
      3/31/97  $17,608         -1.33%    $18,735         0.25%         $13,156
      4/30/97  $17,737          0.84%    $18,893         0.12%         $13,172
      5/31/97  $17,943          1.51%    $19,178        -0.06%         $13,164
      6/30/97  $18,119          1.07%    $19,383         0.12%         $13,180
      7/31/97  $18,496          2.77%    $19,920         0.12%         $13,196
      8/31/97  $18,411         -0.94%    $19,733         0.19%         $13,221
      9/30/97  $18,603          1.19%    $19,968         0.25%         $13,254
     10/31/97  $18,719          0.64%    $20,096         0.25%         $13,287
     11/30/97  $18,867          0.59%    $20,214        -0.06%         $13,279
     12/31/97  $19,096          1.46%    $20,509        -0.12%         $13,263
      1/31/98  $19,245          1.03%    $20,720         0.19%         $13,288
      2/28/98  $19,283          0.03%    $20,727         0.19%         $13,314
      3/31/98  $19,304          0.09%    $20,745         0.19%         $13,339
      4/30/98  $19,292         -0.45%    $20,652         0.18%         $13,363
      5/31/98  $19,491          1.58%    $20,978         0.18%         $13,387
      6/30/98  $19,582          0.39%    $21,060         0.12%         $13,403
      7/31/98  $19,636          0.25%    $21,113         0.12%         $13,419
      8/31/98  $19,886          1.55%    $21,440         0.12%         $13,435
      9/30/98  $20,087          1.25%    $21,708         0.12%         $13,451
     10/31/98  $20,024          0.00%    $21,708         0.24%         $13,484
     11/30/98  $20,110          0.35%    $21,784         0.00%         $13,484
     12/31/98  $20,162          0.25%    $21,838        -0.06%         $13,476
      1/31/99  $20,366          1.19%    $22,098         0.24%         $13,508
      2/28/99  $20,321         -0.44%    $22,001         0.12%         $13,524

Total Return    103.21%                   120.01%                        35.24%
-------------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.



                                                                              35


FRANKLIN MICHIGAN TAX-FREE INCOME FUND



CREDIT QUALITY BREAKDOWN*
Franklin Michigan Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        52.9%
AA                         23.4%
A                           4.9%
BBB                        18.8%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Michigan Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of Michigan municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[MAP OF MICHIGAN]
Perhaps no other state has benefited more than Michigan from the nation's prolonged economic expansion. Since July 1996, the state's unemployment rate has been lower than the U.S. average, in contrast to the prior 15-year period, when Michigan's rate was higher than the national average. Personal income grew 4.6% in 1997, extending a period of strong growth that began with the end of the recession in the early '90s. While the state is still dependent on the cyclical auto industry, corporate restructuring and reinvestment improved the auto companies' competitive positions, which should make them less vulnerable to economic cycles than in the past.(2)

As a result of the healthy economic environment, the state was able to improve its financial situation significantly. Spending in recent years was below revenue levels, eliminating the state's once sizable deficit and allowing Michigan to build up a large surplus. At the same time, the government went through a period of downsizing and cost reduction and control. Furthermore, these factors enabled the state to introduce substantial tax cuts.(3)










(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2) Source: Fitch IBCA, November 1998.

(3) Source: Moody's, November 1998.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 113 of this report.


36


With record low unemployment, strong personal income growth, solid financial operations and an auto industry less susceptible to economic cycles, Michigan is hitting on all cylinders. Reflecting the state's healthy economy, Moody's, a national credit rating agency, rated Michigan's general obligation debt Aa1.(4)


PORTFOLIO NOTES

During the reporting period, the fund's total net assets experienced remarkable growth of 84%, from $9.3 million on February 28, 1998, to $17.1 million on February 28, 1999. The fund diligently sought to buy municipal securities with the best relative value consistent with the goal of providing long-term, tax-exempt income to shareholders. The fund purchased current coupon bonds with at least 10-year call protection in an attempt to protect the fund's long-term income stream. As a result, our disciplined investment approach helped protect the fund's share value and maintain a competitive yield. The fund's share price, as measured by net asset value, increased seven cents, from $11.02 on February 28, 1998, to $11.09 on February 28, 1999. However, due to the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from bond sales. Thus, the fund made distributions of
0.47 cents per share in long-term capital gains and 1.78 cents per share in short-term capital gains in June.

The fund found value in and purchased several bonds including Michigan State Building Authority Revenue; Kent County Building Authority General Obligation; Detroit Water Supply System Revenue; Michigan State Hospital Financing Authority Revenue for the Hospital - Charity Obligation Group and Oakland County Economic Development Corp. for the Cranbrook Educational Community. These purchases maintained diversification in a broad range of sectors, which helped reduce the fund's exposure to risk and volatility that may affect any one sector.

We are closely monitoring the supply of Michigan tax-exempt municipal bonds. For 1998, the state issued a total of $9.9 billion, a remarkable 67.2% increase from 1997. Because supply outpaced demand during the period, the purchases mentioned above were acquired at relatively attractive yields. The state's low debt burden and growing need for new infrastructure such as highways, schools and affordable housing should maintain the requirement for new borrowing. In addition, if interest rates remain low,



DIVIDEND DISTRIBUTIONS*
Franklin Michigan
Tax-Free Income Fund
3/1/98 - 2/28/99

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
March               4.8 cents
April               4.8 cents
May                 4.8 cents
June                4.8 cents
July                4.8 cents
August              4.8 cents
September           4.8 cents
October             4.8 cents
November            4.8 cents
December            4.7 cents
January             4.7 cents
February            4.7 cents
-----------------------------
TOTAL              57.3 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.




(4) This does not indicate Moody's rating of the fund.

                                                                              37


PORTFOLIO BREAKDOWN
Franklin Michigan
Tax-Free Income Fund
2/28/99

                        % OF TOTAL
                        LONG-TERM
SECTOR                 INVESTMENTS
----------------------------------
Hospitals                    28.4%
Education                    20.3%
Utilities                    10.7%
Prerefunded                   9.7%
Other Revenue                 8.0%
Transportation                6.1%
Industrial                    6.0%
Housing                       5.4%
General Obligation            4.8%
Tax Allocation                0.6%


refunding issues resulting from lower borrowing costs available to issuers could add to the supply of new issues. Going forward, we will continue to follow our strategy of investing for income, price stability and tax efficiency.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Michigan Tax-Free Income Fund was closed to new investors after the close of business on January 12, 1999, when Franklin Tax-Free Trust's board of trustees approved a proposal to merge the Franklin Michigan Tax-Free Income Fund into Franklin Michigan Insured Tax-Free Income Fund, subject to shareholder approval. The board of trustees believes this proposed merger would benefit shareholders. The investment goal of both funds is to seek a high level of current income exempt from federal and Michigan state income taxes; however, Franklin Michigan Insured Tax-Free Income Fund invests primarily in insured municipal securities from the state of Michigan.(5)









(5) Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

38


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.07          $11.09    $11.02

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5730
Long-Term Capital Gain                         $0.0047
Short-Term Capital Gain                        $0.0178
       TOTAL                                   $0.5955


PERFORMANCE

CLASS A                                            1-YEAR   (7/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +6.15%    +25.80%
Average Annual Total Return(2)                     +1.63%     +7.25%

Distribution Rate(3)                      4.56%
Taxable Equivalent Distribution Rate(4)   7.90%
30-Day Standardized Yield(5)              4.55%
Taxable Equivalent Yield(4)               7.88%



FRANKLIN MICHIGAN
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the maximum 4.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.76%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
--------------------------------------------------------------------------------

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.58 on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Michigan state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

(5). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.




--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



Franklin Michigan Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.47 cents ($0.0047) per share in June 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.


                                                                              39


FRANKLIN MICHIGAN
TAX-FREE INCOME FUND








AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +1.63%
Since Inception (7/1/96)   +7.25%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


         CLASS A (7/1/96 - 2/28/99)

The following line graph compares the performance of the Franklin Michigan Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 7/1/96 to 2/28/99.

-----------------------------------------------------------------------------------------------
Date                    Franklin Michigan               Lehman                          CPI
                         Tax-Free Income               Brothers
                           Fund-Class A             Municipal Bond
                                                         Index
-----------------------------------------------------------------------------------------------
       7/1/96         $9,579                            $10,000                        $10,000
      7/31/96         $9,703            0.91%           $10,091          0.19%         $10,019
      8/31/96         $9,655           -0.02%           $10,089          0.19%         $10,038
      9/30/96         $9,856            1.40%           $10,230          0.32%         $10,070
     10/31/96         $9,933            1.13%           $10,346          0.32%         $10,102
     11/30/96        $10,101            1.83%           $10,535          0.19%         $10,122
     12/31/96        $10,058           -0.42%           $10,491          0.00%         $10,122
      1/31/97        $10,053            0.19%           $10,511          0.32%         $10,154
      2/28/97        $10,155            0.92%           $10,608          0.31%         $10,185
      3/31/97         $9,996           -1.33%           $10,466          0.25%         $10,211
      4/30/97        $10,112            0.84%           $10,554          0.12%         $10,223
      5/31/97        $10,278            1.51%           $10,714         -0.06%         $10,217
      6/30/97        $10,404            1.07%           $10,828          0.12%         $10,229
      7/31/97        $10,720            2.77%           $11,128          0.12%         $10,242
      8/31/97        $10,608           -0.94%           $11,024          0.19%         $10,261
      9/30/97        $10,746            1.19%           $11,155          0.25%         $10,287
     10/31/97        $10,825            0.64%           $11,226          0.25%         $10,312
     11/30/97        $10,924            0.59%           $11,293         -0.06%         $10,306
     12/31/97        $11,135            1.46%           $11,457         -0.12%         $10,294
      1/31/98        $11,235            1.03%           $11,575          0.19%         $10,313
      2/28/98        $11,335            0.03%           $11,579          0.19%         $10,333
      3/31/98        $11,343            0.09%           $11,589          0.19%         $10,353
      4/30/98        $11,331           -0.45%           $11,537          0.18%         $10,371
      5/31/98        $11,516            1.58%           $11,719          0.18%         $10,390
      6/30/98        $11,579            0.39%           $11,765          0.12%         $10,402
      7/31/98        $11,608            0.25%           $11,795          0.12%         $10,415
      8/31/98        $11,775            1.55%           $11,977          0.12%         $10,427
      9/30/98        $11,953            1.25%           $12,127          0.12%         $10,440
     10/31/98        $11,897            0.00%           $12,127          0.24%         $10,465
     11/30/98        $11,949            0.35%           $12,170          0.00%         $10,465
     12/31/98        $11,978            0.25%           $12,200         -0.06%         $10,459
      1/31/99        $12,115            1.19%           $12,345          0.24%         $10,484
      2/28/99        $12,050           -0.44%           $12,291          0.12%         $10,496

Total Return          20.50%                             22.91%                          4.96%
-----------------------------------------------------------------------------------------------




*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.

40


FRANKLIN NEW JERSEY TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New Jersey Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting primarily of New Jersey municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE(2)

[MAP OF NEW JERSEY]
During the year under review, everything came up roses in the Garden State. The well-diversified economy expanded beyond expectations during 1998, showing gains of 2.3% after a 2% increase in 1997. The state's employment growth was the region's strongest, with virtually every sector except for manufacturing recording job gains. Unemployment continued to decline, falling to 4.8% in 1998. Due to these factors, Moody's, a national credit rating agency, assigned New Jersey an Aa1 rating.

New Jersey enjoyed income per capita of $32,654, second only to Connecticut. The state's central location, modern transportation and state-of-the-art port facilities make it an ideal location for many corporate headquarters and international business offices. Furthermore, due to its proximity to New York City, many professionals working in New York reside in New Jersey. As a result of the state's growing number of citizens with incomes more than $100,000, income tax collections have surged recently, even outpacing the state's overall impressive economic performance.

Somewhat surprisingly, tax-supported debt has ballooned in the past few years, growing faster than increases in population and personal income. At the end of 1998, net tax-supported debt was approximately $12.8 billion, the fourth highest in the nation. However, a significant portion of the increase was due to the state's emphasis on improving its transportation infrastructure and renovating office buildings, which should support economic growth going forward. In addition, New Jersey's debt levels remain affordable, due to its strong, well-diversified economy.



CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free
Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        73.0%
AA                          7.0%
A                           5.7%
BBB                        13.1%
Below Investment Grade      1.2%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.



(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Moody's, January 1999. This does not indicate Moody's rating of the fund.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 116 of this report.

                                                                              41


PORTFOLIO BREAKDOWN
Franklin New Jersey
Tax-Free Income Fund
2/28/99

                                   % OF TOTAL
                                   LONG-TERM
SECTOR                            INVESTMENTS
---------------------------------------------
Hospitals                               15.9%
Utilities                               15.8%
Prerefunded                             15.0%
Education                               12.9%
Transportation                          12.8%
Housing                                 10.2%
Other Revenue                            6.8%
General Obligation                       3.5%
Health Care                              3.1%
Certificates of Participation            2.9%
Industrial                               1.1%




New Jersey's large and broad-based economy, high levels of personal income and strong financial operations make the outlook for 1999 quite encouraging.

PORTFOLIO NOTES

More than 50% of the municipal debt brought to market nationally in 1998 was insured, as was the majority of the fund's purchases. Most insured bonds carry an AAA rating, thus the percentage of the fund's AAA-rated securities increased during the period. As of February 28, 1999, AAA-rated bonds comprised 73.0% of the fund's total long-term investments, compared with 67.4% a year earlier.

New Jersey's 1998 issuance was 3.7% less than 1997's, which was a very strong year. There continued to be large demand for the state's bonds, and yields remained significantly higher compared with national yield levels. In spite of the strong appetite for New Jersey's securities, credit spreads, the interest rate difference between higher- and lower-quality issues, did widen toward the close of the calendar year. Prior to the fourth quarter of 1998, speculative bond yields were not high enough to compensate for the greater risk. We did not buy the higher-risk issues, as we did not see the reward for the added risk the projects involved.

Franklin New Jersey Tax-Free Income Fund's Class A share price, as measured by net asset value, increased four cents, from $11.92 on February 28, 1998, to $11.96 on February 28, 1999. The fund was able to purchase some attractively yielding bonds across a variety of industries, thus maintaining the fund's diversification. The fund's composition changed slightly during the period. Hospitals, comprising 15.9% of total long-term investments, was the largest sector holding, followed by utilities, which made up 15.8% of the portfolio. During the period, Franklin New Jersey Tax-Free Income Fund purchased Rutgers State University, New Brunswick Parking Authority Revenue, Moorestown Township School District, New Jersey Health Care Facility Financing Authority Revenue St. Barnabas Health and Hudson County Improvement Authority Solid Waste Systems Revenue - Koppers Site Project.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase depending on their call date.


42


Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

Going forward, we believe New Jersey municipal securities will continue to be attractive investments for individuals seeking tax-free income. However, due to the low interest- rate environment, it may be difficult to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund may make a capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund
3/1/98 - 2/28/99

                                                         DIVIDEND PER SHARE
                                                    ---------------------------
MONTH                                                CLASS A          CLASS C
--------------------------------------------------------------------------------
March                                               5.2 cents        4.62 cents
April                                               5.2 cents        4.64 cents
May                                                 5.2 cents        4.64 cents
June                                                5.2 cents        4.64 cents
July                                                5.2 cents        4.64 cents
August                                              5.2 cents        4.64 cents
September                                           5.1 cents        4.54 cents
October                                             5.1 cents        4.52 cents
November                                            5.1 cents        4.52 cents
December                                            5.1 cents        4.52 cents
January                                             5.1 cents        4.52 cents
February                                            5.1 cents        4.52 cents
--------------------------------------------------------------------------------
TOTAL                                              61.8 CENTS       54.96 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


                                                                              43


FRANKLIN NEW JERSEY
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and New Jersey state personal income tax bracket of 43.4%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.



--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.04          $11.96    $11.92

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.6180

CLASS C                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.05          $12.03    $11.98

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5496




PERFORMANCE

                                                                               INCEPTION
CLASS A                                           1-YEAR   5-YEAR   10-YEAR    (5/12/88)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.63%   +33.19%  +107.84%    +126.59%
Average Annual Total Return(2)                    +1.13%    +4.99%    +7.12%      +7.44%

Distribution Rate(3)                      4.80%
Taxable Equivalent Distribution Rate(4)   8.49%
30-Day Standardized Yield(5)              3.83%
Taxable Equivalent Yield(4)               6.77%


                                                                     INCEPTION
CLASS C                                           1-YEAR   3-YEAR     (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.09%   +18.50%    +28.00%
Average Annual Total Return(2)                    +3.06%    +5.46%     +6.39%

Distribution Rate(3)                      4.38%
Taxable Equivalent Distribution Rate(4)   7.75%
30-Day Standardized Yield(5)              3.40%
Taxable Equivalent Yield(4)               6.01%





Past performance is not predictive of future results.

44


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


         CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin New Jersey Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

------------------------------------------------------------------------------------------
Date                    Franklin New Jersey            Lehman                       CPI
                          Tax-Free Income             Brothers
                            Fund-Class A              Municipal
                                                        Bond
                                                       Index
------------------------------------------------------------------------------------------
       3/1/89            $9,572                        $10,000                    $10,000
      3/31/89            $9,568        -0.24%           $9,976         0.58%      $10,058
      4/30/89            $9,802         2.37%          $10,212         0.65%      $10,123
      5/31/89           $10,009         2.08%          $10,425         0.57%      $10,181
      6/30/89           $10,135         1.36%          $10,567         0.24%      $10,206
      7/31/89           $10,205         1.36%          $10,710         0.24%      $10,230
      8/31/89           $10,106        -0.98%          $10,605         0.16%      $10,246
      9/30/89           $10,035        -0.30%          $10,574         0.32%      $10,279
     10/31/89           $10,201         1.22%          $10,703         0.48%      $10,329
     11/30/89           $10,350         1.75%          $10,890         0.24%      $10,353
     12/31/89           $10,412         0.82%          $10,979         0.16%      $10,370
      1/31/90           $10,330        -0.47%          $10,928         1.03%      $10,477
      2/28/90           $10,452         0.89%          $11,025         0.47%      $10,526
      3/31/90           $10,437         0.03%          $11,028         0.55%      $10,584
      4/30/90           $10,363        -0.72%          $10,949         0.16%      $10,601
      5/31/90           $10,576         2.18%          $11,187         0.23%      $10,625
      6/30/90           $10,691         0.88%          $11,286         0.54%      $10,682
      7/31/90           $10,887         1.48%          $11,453         0.38%      $10,723
      8/31/90           $10,609        -1.45%          $11,287         0.92%      $10,822
      9/30/90           $10,624         0.06%          $11,294         0.84%      $10,913
     10/31/90           $10,824         1.81%          $11,498         0.60%      $10,978
     11/30/90           $11,073         2.01%          $11,729         0.22%      $11,002
     12/31/90           $11,096         0.44%          $11,781         0.00%      $11,002
      1/31/91           $11,275         1.34%          $11,939         0.60%      $11,068
      2/28/91           $11,403         0.87%          $12,042         0.15%      $11,085
      3/31/91           $11,437         0.04%          $12,047         0.15%      $11,102
      4/30/91           $11,577         1.34%          $12,209         0.15%      $11,118
      5/31/91           $11,675         0.89%          $12,317         0.30%      $11,152
      6/30/91           $11,683        -0.10%          $12,305         0.29%      $11,184
      7/31/91           $11,865         1.22%          $12,455         0.15%      $11,201
      8/31/91           $11,971         1.32%          $12,620         0.29%      $11,233
      9/30/91           $12,132         1.30%          $12,784         0.44%      $11,283
     10/31/91           $12,206         0.90%          $12,899         0.15%      $11,299
     11/30/91           $12,259         0.28%          $12,935         0.29%      $11,332
     12/31/91           $12,478         2.15%          $13,213         0.07%      $11,340
      1/31/92           $12,509         0.23%          $13,243         0.15%      $11,357
      2/29/92           $12,518         0.03%          $13,247         0.36%      $11,398
      3/31/92           $12,538         0.04%          $13,253         0.51%      $11,456
      4/30/92           $12,649         0.89%          $13,370         0.14%      $11,472
      5/31/92           $12,805         1.18%          $13,528         0.14%      $11,488
      6/30/92           $12,985         1.68%          $13,756         0.36%      $11,530
      7/31/92           $13,442         3.00%          $14,168         0.21%      $11,554
      8/31/92           $13,278        -0.98%          $14,029         0.28%      $11,586
      9/30/92           $13,288         0.65%          $14,121         0.28%      $11,619
     10/31/92           $13,134        -0.98%          $13,982         0.35%      $11,659
     11/30/92           $13,436         1.79%          $14,232         0.14%      $11,676
     12/31/92           $13,604         1.02%          $14,378        -0.07%      $11,667
      1/31/93           $13,732         1.16%          $14,544         0.49%      $11,725
      2/28/93           $14,134         3.62%          $15,071         0.35%      $11,766
      3/31/93           $14,047        -1.06%          $14,911         0.35%      $11,807
      4/30/93           $14,141         1.01%          $15,062         0.28%      $11,840
      5/31/93           $14,211         0.56%          $15,146         0.14%      $11,856
      6/30/93           $14,450         1.67%          $15,399         0.14%      $11,873
      7/31/93           $14,470         0.13%          $15,419         0.00%      $11,873
      8/31/93           $14,734         2.08%          $15,740         0.28%      $11,906
      9/30/93           $14,876         1.14%          $15,919         0.21%      $11,931
     10/31/93           $14,920         0.19%          $15,949         0.41%      $11,980
     11/30/93           $14,854        -0.88%          $15,809         0.07%      $11,989
     12/31/93           $15,098         2.11%          $16,143         0.00%      $11,989
      1/31/94           $15,231         1.14%          $16,327         0.27%      $12,021
      2/28/94           $14,924        -2.59%          $15,904         0.34%      $12,062
      3/31/94           $14,374        -4.07%          $15,257         0.34%      $12,103
      4/30/94           $14,419         0.85%          $15,386         0.14%      $12,120
      5/31/94           $14,527         0.87%          $15,520         0.07%      $12,128
      6/30/94           $14,430        -0.61%          $15,425         0.34%      $12,170
      7/31/94           $14,669         1.83%          $15,708         0.27%      $12,202
      8/31/94           $14,727         0.35%          $15,763         0.40%      $12,251
      9/30/94           $14,536        -1.47%          $15,531         0.27%      $12,284
     10/31/94           $14,278        -1.78%          $15,255         0.07%      $12,293
     11/30/94           $13,981        -1.81%          $14,978         0.13%      $12,309
     12/31/94           $14,315         2.20%          $15,308         0.00%      $12,309
      1/31/95           $14,730         2.86%          $15,746         0.40%      $12,358
      2/28/95           $15,094         2.91%          $16,204         0.40%      $12,408
      3/31/95           $15,232         1.15%          $16,390         0.33%      $12,448
      4/30/95           $15,262         0.12%          $16,410         0.33%      $12,490
      5/31/95           $15,659         3.19%          $16,933         0.20%      $12,515
      6/30/95           $15,567        -0.87%          $16,786         0.20%      $12,540
      7/31/95           $15,653         0.95%          $16,946         0.00%      $12,540
      8/31/95           $15,822         1.27%          $17,161         0.26%      $12,572
      9/30/95           $15,923         0.63%          $17,269         0.20%      $12,597
     10/31/95           $16,148         1.45%          $17,519         0.33%      $12,639
     11/30/95           $16,389         1.66%          $17,810        -0.07%      $12,630
     12/31/95           $16,547         0.96%          $17,981        -0.07%      $12,621
      1/31/96           $16,622         0.76%          $18,118         0.59%      $12,696
      2/29/96           $16,513        -0.68%          $17,995         0.32%      $12,736
      3/31/96           $16,333        -1.28%          $17,764         0.52%      $12,803
      4/30/96           $16,309        -0.28%          $17,714         0.39%      $12,852
      5/31/96           $16,314        -0.04%          $17,707         0.19%      $12,877
      6/30/96           $16,493         1.09%          $17,900         0.06%      $12,885
      7/31/96           $16,628         0.91%          $18,063         0.19%      $12,909
      8/31/96           $16,604        -0.02%          $18,060         0.19%      $12,934
      9/30/96           $16,843         1.40%          $18,313         0.32%      $12,975
     10/31/96           $16,995         1.13%          $18,519         0.32%      $13,017
     11/30/96           $17,266         1.83%          $18,858         0.19%      $13,041
     12/31/96           $17,213        -0.42%          $18,779         0.00%      $13,041
      1/31/97           $17,219         0.19%          $18,815         0.32%      $13,083
      2/28/97           $17,358         0.92%          $18,988         0.31%      $13,124
      3/31/97           $17,199        -1.33%          $18,735         0.25%      $13,156
      4/30/97           $17,341         0.84%          $18,893         0.12%      $13,172
      5/31/97           $17,528         1.51%          $19,178        -0.06%      $13,164
      6/30/97           $17,686         1.07%          $19,383         0.12%      $13,180
      7/31/97           $18,118         2.77%          $19,920         0.12%      $13,196
      8/31/97           $17,971        -0.94%          $19,733         0.19%      $13,221
      9/30/97           $18,174         1.19%          $19,968         0.25%      $13,254
     10/31/97           $18,286         0.64%          $20,096         0.25%      $13,287
     11/30/97           $18,413         0.59%          $20,214        -0.06%      $13,279
     12/31/97           $18,650         1.46%          $20,509        -0.12%      $13,263
      1/31/98           $18,810         1.03%          $20,720         0.19%      $13,288
      2/28/98           $18,813         0.03%          $20,727         0.19%      $13,314
      3/31/98           $18,847         0.09%          $20,745         0.19%      $13,339
      4/30/98           $18,803        -0.45%          $20,652         0.18%      $13,363
      5/31/98           $19,061         1.58%          $20,978         0.18%      $13,387
      6/30/98           $19,160         0.39%          $21,060         0.12%      $13,403
      7/31/98           $19,195         0.25%          $21,113         0.12%      $13,419
      8/31/98           $19,441         1.55%          $21,440         0.12%      $13,435
      9/30/98           $19,637         1.25%          $21,708         0.12%      $13,451
     10/31/98           $19,687         0.00%          $21,708         0.24%      $13,484
     11/30/98           $19,722         0.35%          $21,784         0.00%      $13,484
     12/31/98           $19,789         0.25%          $21,838        -0.06%      $13,476
      1/31/99           $19,955         1.19%          $22,098         0.24%      $13,508
      2/28/99           $19,896        -0.44%          $22,001         0.12%      $13,524

Total Return             98.96%                        120.01%                     35.24%
------------------------------------------------------------------------------------------



         CLASS C (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin New Jersey Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

-----------------------------------------------------------------------------------------------------
Date                        Franklin New Jersey            Lehman Brothers        CPI
                              Tax-Free Income              Municipal Bond
                                Fund-Class C                    Index
-----------------------------------------------------------------------------------------------------
      5/1/95               $9,904                              $10,000                     $10,000
     5/31/95              $10,162          3.19%               $10,319         0.20%       $10,020
     6/30/95              $10,098         -0.87%               $10,229         0.20%       $10,040
     7/31/95              $10,157          0.95%               $10,326         0.00%       $10,040
     8/31/95              $10,261          1.27%               $10,458         0.26%       $10,066
     9/29/95              $10,330          0.63%               $10,523         0.20%       $10,086
    10/31/95              $10,470          1.45%               $10,676         0.33%       $10,120
    11/30/95              $10,620          1.66%               $10,853        -0.07%       $10,112
    12/29/95              $10,717          0.96%               $10,957        -0.07%       $10,105
     1/31/96              $10,769          0.76%               $11,041         0.59%       $10,165
     2/29/96              $10,684         -0.68%               $10,966         0.32%       $10,198
     3/29/96              $10,565         -1.28%               $10,825         0.52%       $10,251
     4/30/96              $10,544         -0.28%               $10,795         0.39%       $10,291
     5/31/96              $10,551         -0.04%               $10,791         0.19%       $10,310
     6/28/96              $10,661          1.09%               $10,908         0.06%       $10,316
     7/31/96              $10,744          0.91%               $11,008         0.19%       $10,336
     8/30/96              $10,715         -0.02%               $11,005         0.19%       $10,356
     9/30/96              $10,864          1.40%               $11,159         0.32%       $10,389
    10/31/96              $10,955          1.13%               $11,286         0.32%       $10,422
    11/29/96              $11,122          1.83%               $11,492         0.19%       $10,442
    12/31/96              $11,080         -0.42%               $11,444         0.00%       $10,442
     1/31/97              $11,079          0.19%               $11,466         0.32%       $10,475
     2/28/97              $11,172          0.92%               $11,571         0.31%       $10,508
     3/31/97              $11,066         -1.33%               $11,417         0.25%       $10,534
     4/30/97              $11,151          0.84%               $11,513         0.12%       $10,547
     5/31/97              $11,266          1.51%               $11,687        -0.06%       $10,540
     6/30/97              $11,361          1.07%               $11,812         0.12%       $10,553
     7/31/97              $11,634          2.77%               $12,139         0.12%       $10,565
     8/31/97              $11,545         -0.94%               $12,025         0.19%       $10,586
     9/30/97              $11,660          1.19%               $12,168         0.25%       $10,612
    10/31/97              $11,726          0.64%               $12,246         0.25%       $10,639
    11/30/97              $11,802          0.59%               $12,318        -0.06%       $10,632
    12/31/97              $11,958          1.46%               $12,498        -0.12%       $10,619
     1/31/98              $12,044          1.03%               $12,627         0.19%       $10,640
     2/28/98              $12,050          0.03%               $12,631         0.19%       $10,660
     3/31/98              $12,066          0.09%               $12,642         0.19%       $10,680
     4/30/98              $12,022         -0.45%               $12,585         0.18%       $10,699
     5/31/98              $12,191          1.58%               $12,784         0.18%       $10,719
     6/30/98              $12,238          0.39%               $12,834         0.12%       $10,731
     7/31/98              $12,255          0.25%               $12,866         0.12%       $10,744
     8/31/98              $12,415          1.55%               $13,065         0.12%       $10,757
     9/30/98              $12,534          1.25%               $13,229         0.12%       $10,770
    10/31/98              $12,560          0.00%               $13,229         0.24%       $10,796
    11/30/98              $12,576          0.35%               $13,275         0.00%       $10,796
    12/31/98              $12,613          0.25%               $13,308        -0.06%       $10,789
     1/31/99              $12,713          1.19%               $13,466         0.24%       $10,815
     2/28/99              $12,677         -0.44%               $13,407         0.12%       $10,828

Total Return               26.77%                               34.07%                       8.28%
-----------------------------------------------------------------------------------------------------




*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.

                                                                              45


FRANKLIN OREGON TAX-FREE INCOME FUND



CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        48.3%
AA                         20.7%
A                          18.0%
BBB                        13.0%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.




--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Oregon Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting primarily of Oregon municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[MAP OF OREGON]
Oregon's economic expansion continued throughout the year under review, although at a reduced pace, despite shocks from the Asian crisis on the state's agriculture and timber sectors. More than half of merchandise exports were destined for Asia, and new industries, particularly high-technology semiconductor manufacturers, experienced setbacks. As a result, projections for Oregon and other Pacific states allow for future growth, but at a tempered gait below that of the nation.

Measure 5 created obstacles for the taxing arm of state and local governments. The measure, a property tax limitation plan, required the state to indemnify school districts for budgetary shortfalls. As a result, Oregon now finances some 40% of K-12 education, up from approximately 33% prior to Measure 5 taking effect.(2) The state funded the increase by cutting other programs and continued reliance on lottery revenues.

Oregon achieved solid credit ratings mainly due to sound spending practices, low overall debt levels and general revenues that exceeded expectations. Underscoring the state's fiscal conservatism is the so-called "2% kicker," a direct tax-rebate initiative that takes effect when revenue growth exceeds budget levels by more than 2%. While financially beneficial to individuals and corporations, the "kicker" places a strain on the state's ability to add substantially to its reserves. Balanced against this, the state






(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Moody's Investor's Service, Municipal Credit Research, February 22, 1999.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 121 of this report.

46


often issues general obligation (GO) debt for self-supporting projects, in themselves a significant proportion of total state debt. So, while these types of GO issues carry Oregon's full faith and credit, the state is somewhat insulated because many of the projects are able to pay the debt costs without outside assistance.

Oregon's economy continues to diversify, particularly in high technology and international trade. Manageable debt levels, conservative finances and a growing population base afford the state a relatively high Aa2 rating from Moody's, a national credit rating agency.(3)


PORTFOLIO NOTES

The improving national and state environments favorably affected Franklin Oregon Tax-Free Income Fund's performance over the reporting period. The value of many of the portfolio's bonds increased, as interest rates generally declined. However, the fund's Class A share price, as measured by net asset value, decreased three cents, from $11.86 on February 28, 1998, to $11.83 on February 28, 1999, as a result of the volatility during the 12 months under review. Lower interest rates led to higher municipal supply as issuers took advantage of the rate environment to issue new or refunded debt. Nationally, issuance in 1998 topped $284 billion, far outpacing the $220 billion issued in 1997.

The fund's total net assets increased 17%, from $443.0 million on February 28, 1998, to approximately $516.6 million at the end of the reporting period, giving the fund an increasingly stable and diversified asset base. Such diversification helped reduce the fund's exposure to risk and volatility that may affect any one sector. In addition, the fund's superior credit quality, with 69% of the fund's securities rated AA or higher, further increased the fund's stability. The fund's asset allocation did not change significantly in the year under review. The hospital sector remained the fund's largest weighting, at 17.5% of total long-term investments, followed by prerefunded securities, at 16.6%. Recent fund purchases included Marion County Certificate of Participation -- Courthouse Square Project and Portland International Airport Revenue.



PORTFOLIO BREAKDOWN
Franklin Oregon
Tax-Free Income Fund
2/28/99

                                   % OF TOTAL
                                   LONG-TERM
SECTOR                            INVESTMENTS
---------------------------------------------
Hospitals                               17.5%
Prerefunded                             16.6%
Housing                                 15.2%
Certificates of Participation           10.5%
Utilities                                9.1%
Industrial                               8.9%
General Obligation                       8.0%
Transportation                           7.8%
Education                                3.0%
Tax Allocation                           1.1%
Health Care                              1.0%
Other Revenue                            1.0%
Special Assessment                       0.2%
Sales Tax Revenue                        0.1%




(3) This does not indicate Moody's rating of the fund.

                                                                              47


The fund should perform well into the next reporting period, aided by stable interest rates and ample supply of new bonds. We will continue to follow our fiscally responsible strategy of investing for income, price stability and tax efficiency. However, the fund's substantial new investments in the current, historically low interest-rate environment increased pressure on the dividend payment. If interest rates stay in the same range, it is likely that there will be further pressure on the dividend payment in the next reporting period.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund
3/1/98 - 2/28/99

                                                         DIVIDEND PER SHARE
                                                     --------------------------
MONTH                                                 CLASS A         CLASS C
--------------------------------------------------------------------------------
March                                                5.2 cents       4.64 cents
April                                                5.2 cents       4.65 cents
May                                                  5.2 cents       4.65 cents
June                                                 5.2 cents       4.65 cents
July                                                 5.2 cents       4.63 cents
August                                               5.2 cents       4.63 cents
September                                            5.1 cents       4.53 cents
October                                              5.1 cents       4.54 cents
November                                             5.1 cents       4.54 cents
December                                             5.0 cents       4.44 cents
January                                              5.0 cents       4.44 cents
February                                             5.0 cents       4.44 cents
--------------------------------------------------------------------------------
TOTAL                                               61.5 CENTS      54.78 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


48


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.03           $11.83    $11.86

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.615

CLASS C                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.01           $11.91    $11.92

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5478



PERFORMANCE

                                                                             INCEPTION
CLASS A                                          1-YEAR    5-YEAR   10-YEAR   (9/1/87)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +5.12%   +32.39%   +102.72%  +125.66%
Average Annual Total Return(2)                   +0.62%    +4.86%     +6.86%    +6.93%

Distribution Rate(3)                      4.71%
Taxable Equivalent Distribution Rate(4)   8.57%
30-Day Standardized Yield(5)              3.86%
Taxable Equivalent Yield(4)               7.02%

                                                                    INCEPTION
CLASS C                                           1-YEAR   3-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.59%   +17.77%   +27.07%
Average Annual Total Return(2)                    +2.55%    +5.24%    +6.18%

Distribution Rate(3)                      4.27%
Taxable Equivalent Distribution Rate(4)   7.77%
30-Day Standardized Yield(5)              3.44%
Taxable Equivalent Yield(4)               6.26%


FRANKLIN OREGON
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.


CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Oregon state personal income tax bracket of 45.0%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.






--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



Past performance is not predictive of future results.
                                                                              49


FRANKLIN OREGON
TAX-FREE INCOME FUND





AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +0.62%
5-Year                     +4.86%
10-Year                    +6.86%
Since Inception (9/1/87)   +6.93%





AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
---------------------------------
1-Year                     +2.55%
3-Year                     +5.24%
Since Inception (5/1/95)   +6.18%






TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).






         CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin Oregon Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

---------------------------------------------------------------------------
Date               Franklin Oregon          Lehman             CPI
                   Tax-Free Income         Brothers
                     Fund-Class A         Municipal
                                             Bond
                                            Index
---------------------------------------------------------------------------
        3/1/89    $9,578                  $10,000                   $10,000
       3/31/89    $9,549         -0.24%   $9,976        0.58%       $10,058
       4/30/89    $9,750          2.37%   $10,212       0.65%       $10,123
       5/31/89    $9,980          2.08%   $10,425       0.57%       $10,181
       6/30/89   $10,110          1.36%   $10,567       0.24%       $10,206
       7/31/89   $10,175          1.36%   $10,710       0.24%       $10,230
       8/31/89   $10,108         -0.98%   $10,605       0.16%       $10,246
       9/30/89   $10,041         -0.30%   $10,574       0.32%       $10,279
      10/31/89   $10,126          1.22%   $10,703       0.48%       $10,329
      11/30/89   $10,259          1.75%   $10,890       0.24%       $10,353
      12/31/89   $10,345          0.82%   $10,979       0.16%       $10,370
       1/31/90   $10,276         -0.47%   $10,928       1.03%       $10,477
       2/28/90   $10,382          0.89%   $11,025       0.47%       $10,526
       3/31/90   $10,381          0.03%   $11,028       0.55%       $10,584
       4/30/90   $10,282         -0.72%   $10,949       0.16%       $10,601
       5/31/90   $10,509          2.18%   $11,187       0.23%       $10,625
       6/30/90   $10,628          0.88%   $11,286       0.54%       $10,682
       7/31/90   $10,798          1.48%   $11,453       0.38%       $10,723
       8/31/90   $10,554         -1.45%   $11,287       0.92%       $10,822
       9/30/90   $10,533          0.06%   $11,294       0.84%       $10,913
      10/31/90   $10,695          1.81%   $11,498       0.60%       $10,978
      11/30/90   $10,930          2.01%   $11,729       0.22%       $11,002
      12/31/90   $10,919          0.44%   $11,781       0.00%       $11,002
       1/31/91   $11,095          1.34%   $11,939       0.60%       $11,068
       2/28/91   $11,229          0.87%   $12,042       0.15%       $11,085
       3/31/91   $11,281          0.04%   $12,047       0.15%       $11,102
       4/30/91   $11,427          1.34%   $12,209       0.15%       $11,118
       5/31/91   $11,522          0.89%   $12,317       0.30%       $11,152
       6/30/91   $11,521         -0.10%   $12,305       0.29%       $11,184
       7/31/91   $11,660          1.22%   $12,455       0.15%       $11,201
       8/31/91   $11,788          1.32%   $12,620       0.29%       $11,233
       9/30/91   $11,950          1.30%   $12,784       0.44%       $11,283
      10/31/91   $12,025          0.90%   $12,899       0.15%       $11,299
      11/30/91   $12,068          0.28%   $12,935       0.29%       $11,332
      12/31/91   $12,298          2.15%   $13,213       0.07%       $11,340
       1/31/92   $12,330          0.23%   $13,243       0.15%       $11,357
       2/29/92   $12,325          0.03%   $13,247       0.36%       $11,398
       3/31/92   $12,364          0.04%   $13,253       0.51%       $11,456
       4/30/92   $12,448          0.89%   $13,370       0.14%       $11,472
       5/31/92   $12,578          1.18%   $13,528       0.14%       $11,488
       6/30/92   $12,754          1.68%   $13,756       0.36%       $11,530
       7/31/92   $13,171          3.00%   $14,168       0.21%       $11,554
       8/31/92   $12,994         -0.98%   $14,029       0.28%       $11,586
       9/30/92   $13,023          0.65%   $14,121       0.28%       $11,619
      10/31/92   $12,854         -0.98%   $13,982       0.35%       $11,659
      11/30/92   $13,139          1.79%   $14,232       0.14%       $11,676
      12/31/92   $13,344          1.02%   $14,378      -0.07%       $11,667
       1/31/93   $13,503          1.16%   $14,544       0.49%       $11,725
       2/28/93   $13,910          3.62%   $15,071       0.35%       $11,766
       3/31/93   $13,833         -1.06%   $14,911       0.35%       $11,807
       4/30/93   $13,934          1.01%   $15,062       0.28%       $11,840
       5/31/93   $14,000          0.56%   $15,146       0.14%       $11,856
       6/30/93   $14,174          1.67%   $15,399       0.14%       $11,873
       7/31/93   $14,204          0.13%   $15,419       0.00%       $11,873
       8/31/93   $14,417          2.08%   $15,740       0.28%       $11,906
       9/30/93   $14,605          1.14%   $15,919       0.21%       $11,931
      10/31/93   $14,658          0.19%   $15,949       0.41%       $11,980
      11/30/93   $14,565         -0.88%   $15,809       0.07%       $11,989
      12/31/93   $14,801          2.11%   $16,143       0.00%       $11,989
       1/31/94   $14,940          1.14%   $16,327       0.27%       $12,021
       2/28/94   $14,654         -2.59%   $15,904       0.34%       $12,062
       3/31/94   $14,128         -4.07%   $15,257       0.34%       $12,103
       4/30/94   $14,166          0.85%   $15,386       0.14%       $12,120
       5/31/94   $14,256          0.87%   $15,520       0.07%       $12,128
       6/30/94   $14,181         -0.61%   $15,425       0.34%       $12,170
       7/31/94   $14,412          1.83%   $15,708       0.27%       $12,202
       8/31/94   $14,465          0.35%   $15,763       0.40%       $12,251
       9/30/94   $14,273         -1.47%   $15,531       0.27%       $12,284
      10/31/94   $14,002         -1.78%   $15,255       0.07%       $12,293
      11/30/94   $13,718         -1.81%   $14,978       0.13%       $12,309
      12/31/94   $14,074          2.20%   $15,308       0.00%       $12,309
       1/31/95   $14,470          2.86%   $15,746       0.40%       $12,358
       2/28/95   $14,856          2.91%   $16,204       0.40%       $12,408
       3/31/95   $14,991          1.15%   $16,390       0.33%       $12,448
       4/30/95   $15,019          0.12%   $16,410       0.33%       $12,490
       5/31/95   $15,397          3.19%   $16,933       0.20%       $12,515
       6/30/95   $15,278         -0.87%   $16,786       0.20%       $12,540
       7/31/95   $15,375          0.95%   $16,946       0.00%       $12,540
       8/31/95   $15,568          1.27%   $17,161       0.26%       $12,572
       9/30/95   $15,653          0.63%   $17,269       0.20%       $12,597
      10/31/95   $15,861          1.45%   $17,519       0.33%       $12,639
      11/30/95   $16,084          1.66%   $17,810      -0.07%       $12,630
      12/31/95   $16,197          0.96%   $17,981      -0.07%       $12,621
       1/31/96   $16,297          0.76%   $18,118       0.59%       $12,696
       2/29/96   $16,216         -0.68%   $17,995       0.32%       $12,736
       3/31/96   $16,051         -1.28%   $17,764       0.52%       $12,803
       4/30/96   $16,054         -0.28%   $17,714       0.39%       $12,852
       5/31/96   $16,070         -0.04%   $17,707       0.19%       $12,877
       6/30/96   $16,244          1.09%   $17,900       0.06%       $12,885
       7/31/96   $16,346          0.91%   $18,063       0.19%       $12,909
       8/31/96   $16,363         -0.02%   $18,060       0.19%       $12,934
       9/30/96   $16,553          1.40%   $18,313       0.32%       $12,975
      10/31/96   $16,686          1.13%   $18,519       0.32%       $13,017
      11/30/96   $16,906          1.83%   $18,858       0.19%       $13,041
      12/31/96   $16,895         -0.42%   $18,779       0.00%       $13,041
       1/31/97   $16,912          0.19%   $18,815       0.32%       $13,083
       2/28/97   $17,047          0.92%   $18,988       0.31%       $13,124
       3/31/97   $16,917         -1.33%   $18,735       0.25%       $13,156
       4/30/97   $17,039          0.84%   $18,893       0.12%       $13,172
       5/31/97   $17,221          1.51%   $19,178      -0.06%       $13,164
       6/30/97   $17,358          1.07%   $19,383       0.12%       $13,180
       7/31/97   $17,737          2.77%   $19,920       0.12%       $13,196
       8/31/97   $17,680         -0.94%   $19,733       0.19%       $13,221
       9/30/97   $17,849          1.19%   $19,968       0.25%       $13,254
      10/31/97   $17,944          0.64%   $20,096       0.25%       $13,287
      11/30/97   $18,070          0.59%   $20,214      -0.06%       $13,279
      12/31/97   $18,288          1.46%   $20,509      -0.12%       $13,263
       1/31/98   $18,430          1.03%   $20,720       0.19%       $13,288
       2/28/98   $18,448          0.03%   $20,727       0.19%       $13,314
       3/31/98   $18,451          0.09%   $20,745       0.19%       $13,339
       4/30/98   $18,439         -0.45%   $20,652       0.18%       $13,363
       5/31/98   $18,662          1.58%   $20,978       0.18%       $13,387
       6/30/98   $18,728          0.39%   $21,060       0.12%       $13,403
       7/31/98   $18,763          0.25%   $21,113       0.12%       $13,419
       8/31/98   $19,005          1.55%   $21,440       0.12%       $13,435
       9/30/98   $19,199          1.25%   $21,708       0.12%       $13,451
      10/31/98   $19,152          0.00%   $21,708       0.24%       $13,484
      11/30/98   $19,234          0.35%   $21,784       0.00%       $13,484
      12/31/98   $19,283          0.25%   $21,838      -0.06%       $13,476
       1/31/99   $19,462          1.19%   $22,098       0.24%       $13,508
       2/28/99   $19,417         -0.44%   $22,001       0.12%       $13,524

Total Return      94.17%                  120.01%                    35.24%
---------------------------------------------------------------------------



         CLASS C (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin Oregon Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

----------------------------------------------------------------------
Date              Franklin Oregon        Lehman Brothers         CPI
                  Tax-Free Income         Municipal Bond
                    Fund-Class C              Index
----------------------------------------------------------------------
        5/1/95   $9,903                $10,000                 $10,000
       5/31/95   $10,162        3.19%  $10,319         0.20%   $10,020
       6/30/95   $10,079       -0.87%  $10,229         0.20%   $10,040
       7/31/95   $10,138        0.95%  $10,326         0.00%   $10,040
       8/31/95   $10,268        1.27%  $10,458         0.26%   $10,066
       9/29/95   $10,318        0.63%  $10,523         0.20%   $10,086
      10/31/95   $10,450        1.45%  $10,676         0.33%   $10,120
      11/30/95   $10,590        1.66%  $10,853        -0.07%   $10,112
      12/29/95   $10,668        0.96%  $10,957        -0.07%   $10,105
       1/31/96   $10,729        0.76%  $11,041         0.59%   $10,165
       2/29/96   $10,670       -0.68%  $10,966         0.32%   $10,198
       3/29/96   $10,560       -1.28%  $10,825         0.52%   $10,251
       4/30/96   $10,547       -0.28%  $10,795         0.39%   $10,291
       5/31/96   $10,562       -0.04%  $10,791         0.19%   $10,310
       6/28/96   $10,671        1.09%  $10,908         0.06%   $10,316
       7/31/96   $10,733        0.91%  $11,008         0.19%   $10,336
       8/30/96   $10,739       -0.02%  $11,005         0.19%   $10,356
       9/30/96   $10,858        1.40%  $11,159         0.32%   $10,389
      10/31/96   $10,940        1.13%  $11,286         0.32%   $10,422
      11/29/96   $11,089        1.83%  $11,492         0.19%   $10,442
      12/31/96   $11,067       -0.42%  $11,444         0.00%   $10,442
       1/31/97   $11,082        0.19%  $11,466         0.32%   $10,475
       2/28/97   $11,165        0.92%  $11,571         0.31%   $10,508
       3/31/97   $11,073       -1.33%  $11,417         0.25%   $10,534
       4/30/97   $11,147        0.84%  $11,513         0.12%   $10,547
       5/31/97   $11,261        1.51%  $11,687        -0.06%   $10,540
       6/30/97   $11,345        1.07%  $11,812         0.12%   $10,553
       7/31/97   $11,586        2.77%  $12,139         0.12%   $10,565
       8/31/97   $11,553       -0.94%  $12,025         0.19%   $10,586
       9/30/97   $11,658        1.19%  $12,168         0.25%   $10,612
      10/31/97   $11,714        0.64%  $12,246         0.25%   $10,639
      11/30/97   $11,780        0.59%  $12,318        -0.06%   $10,632
      12/31/97   $11,926        1.46%  $12,498        -0.12%   $10,619
       1/31/98   $12,013        1.03%  $12,627         0.19%   $10,640
       2/28/98   $12,019        0.03%  $12,631         0.19%   $10,660
       3/31/98   $12,015        0.09%  $12,642         0.19%   $10,680
       4/30/98   $11,991       -0.45%  $12,585         0.18%   $10,699
       5/31/98   $12,140        1.58%  $12,784         0.18%   $10,719
       6/30/98   $12,177        0.39%  $12,834         0.12%   $10,731
       7/31/98   $12,194        0.25%  $12,866         0.12%   $10,744
       8/31/98   $12,345        1.55%  $13,065         0.12%   $10,757
       9/30/98   $12,464        1.25%  $13,229         0.12%   $10,770
      10/31/98   $12,428        0.00%  $13,229         0.24%   $10,796
      11/30/98   $12,475        0.35%  $13,275         0.00%   $10,796
      12/31/98   $12,501        0.25%  $13,308        -0.06%   $10,789
       1/31/99   $12,611        1.19%  $13,466         0.24%   $10,815
       2/28/99   $12,584       -0.44%  $13,407         0.12%   $10,828

Total Return      25.84%                34.07%                   8.28%
----------------------------------------------------------------------




*Source: Standard and Poor's Micropal.




Past performance is not predictive of future results.

50


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Pennsylvania Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting primarily of Pennsylvania municipal bonds.(1)
--------------------------------------------------------------------------------


COMMONWEALTH UPDATE

[MAP OF PENNSYLVANIA]

Pennsylvania's economy rode the wave of the U.S. economic expansion to new heights during the year under review. A perennial laggard to the nation, the commonwealth's economy showed steady if not eye-popping growth, as it diversified its economic base. Services accounted for approximately 14.5% of employment, while the once all-important manufacturing sector accounted for 17% of employment as of August 1998.(2) The mix of service and manufacturing jobs more closely resembled that of the U.S., which should reduce Pennsylvania's vulnerability to a cyclical recession. However, the shift to service jobs, which tend to pay less than manufacturing jobs, caused personal income to grow more slowly than the nation's.

Employment growth also trailed the national average. In 1997, total employment increased 1.7%, compared with the national average of 2.5%, but was a good deal stronger than the 0.9% annual growth the commonwealth experienced from 1990 to 1996. In 1998, job growth slowed to gains of slightly more than 1%, compared with the U.S. average of 2.5%.(2)








CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free
Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        60.3%
AA                         10.1%
A                           8.8%
BBB                        20.8%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.






(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The fund's shares are free from Pennsylvania personal property tax and income is free from Philadelphia School Investment Net Income Tax.

(2) Source: Fitch IBCA, August 1998.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 126 of this report.

                                                                              51


PORTFOLIO BREAKDOWN
Franklin Pennsylvania
Tax-Free Income Fund
2/28/99

                       % OF TOTAL
                        LONG-TERM
SECTOR                 INVESTMENTS
----------------------------------
Prerefunded                  19.6%
Utilities                    17.0%
Hospitals                    15.8%
Education                    14.7%
Housing                       8.9%
General Obligation            5.9%
Health Care                   5.9%
Industrial                    4.5%
Other Revenue                 4.4%
Transportation                2.4%
Miscellaneous                 0.9%






Nevertheless, Pennsylvania boasted a strong financial condition as a result of its sound fiscal management and greater-than-expected revenues. 1997 marked the seventh consecutive year the commonwealth recorded a budget surplus. Earlier in the decade, Pennsylvania eliminated its $1 billion accumulated deficit, and debt levels, only slightly higher than the national average, continue to decline.(3) Partially as a result of these factors, Moody's, a national credit rating agency, assigned an Aa3 rating.(4)


PORTFOLIO NOTES

More than 50% of the municipal debt brought to market nationally in 1998 was insured, as was the majority of the fund's purchases. Most insured bonds carry an AAA rating, thus the percentage of AAA-rated securities in the fund increased during the period. As of February 28, 1999, AAA-rated bonds comprised 60.3% of the fund's total long-term investments, compared with 57.2% a year earlier.

We maintained our strategy of lowering risk by diversifying across a number of sectors. The fund's asset allocation changed slightly over the reporting period. On February 28, 1999, prerefunded securities comprised the largest portion of the fund's total long-term investments, at 19.6%, followed by utilities, which made up 17.0%. Recent purchases included Philadelphia General Obligation, Butler Area School District, Philadelphia Parking Authority Airport Revenue, Allegheny County IDLER Environmental Improvement - USX Corp and Montgomery County IDA Retirement Community - ACT Retirement-Life Communities.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline







(3) Source: Moody's, December 1998.
(4) This does not indicate Moody's rating of the fund.

52


rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

Going forward, we believe Pennsylvania municipal securities will continue to be attractive investments for individuals seeking tax-free income. However, due to the low interest-rate environment, it may be difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund may make a capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund
3/1/98 - 2/28/99

                                                          DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                  CLASS A          CLASS C
--------------------------------------------------------------------------------
March                                                 4.7 cents       4.18 cents
April                                                 4.7 cents       4.21 cents
May                                                   4.7 cents       4.21 cents
June                                                  4.7 cents       4.21 cents
July                                                  4.7 cents       4.20 cents
August                                                4.7 cents       4.20 cents
September                                             4.6 cents       4.10 cents
October                                               4.6 cents       4.11 cents
November                                              4.6 cents       4.11 cents
December                                              4.5 cents       4.01 cents
January                                               4.5 cents       4.01 cents
February                                              4.5 cents       4.01 cents
TOTAL                                                55.5 CENTS      49.56 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

                                                                              53


FRANKLIN PENNSYLVANIA
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.


CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Pennsylvania state personal income tax bracket of 41.3%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.



--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.04           $10.52    $10.56

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5550
Long-Term Capital Gain                         $0.0137
       TOTAL                                   $0.5687

CLASS C                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.04           $10.57   $10.61

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.4956
Long-Term Capital Gain                         $0.0137
       TOTAL                                   $0.5093



PERFORMANCE

                                                                               INCEPTION
CLASS A                                           1-YEAR   5-YEAR   10-YEAR    (12/1/86)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.11%   +34.83%  +110.70%    +132.85%
Average Annual Total Return(2)                    +0.63%    +5.24%    +7.27%      +6.77%

Distribution Rate(3)                      4.80%
Taxable Equivalent Distribution Rate(4)   8.18%
30-Day Standardized Yield(5)              4.03%
Taxable Equivalent Yield(4)               6.86%

                                                                    INCEPTION
CLASS C                                           1-YEAR   3-YEAR    (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.50%   +18.86%    +28.03%
Average Annual Total Return(2)                    +2.44%    +5.56%     +6.39%

Distribution Rate(3)                      4.37%
Taxable Equivalent Distribution Rate(4)   7.44%
30-Day Standardized Yield(5)              3.61%
Taxable Equivalent Yield(4)               6.15%



Franklin Pennsylvania Tax-Free Income Fund paid distributions derived from long-term capital gains of 1.37 cents ($0.0137) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

54


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).



         CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin Pennsylvania Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-----------------------------------------------------------------------
Date          Franklin Pennsylvania     Lehman             CPI
                 Tax-Free Income       Brothers
                  Fund-Class A        Municipal
                                         Bond
                                        Index
-----------------------------------------------------------------------
       3/1/89   $9,577               $10,000                    $10,000
      3/31/89   $9,568       -0.24%   $9,976         0.58%      $10,058
      4/30/89   $9,801        2.37%  $10,212         0.65%      $10,123
      5/31/89  $10,015        2.08%  $10,425         0.57%      $10,181
      6/30/89  $10,138        1.36%  $10,567         0.24%      $10,206
      7/31/89  $10,211        1.36%  $10,710         0.24%      $10,230
      8/31/89  $10,159       -0.98%  $10,605         0.16%      $10,246
      9/30/89  $10,117       -0.30%  $10,574         0.32%      $10,279
     10/31/89  $10,201        1.22%  $10,703         0.48%      $10,329
     11/30/89  $10,339        1.75%  $10,890         0.24%      $10,353
     12/31/89  $10,445        0.82%  $10,979         0.16%      $10,370
      1/31/90  $10,370       -0.47%  $10,928         1.03%      $10,477
      2/28/90  $10,456        0.89%  $11,025         0.47%      $10,526
      3/31/90  $10,456        0.03%  $11,028         0.55%      $10,584
      4/30/90  $10,358       -0.72%  $10,949         0.16%      $10,601
      5/31/90  $10,599        2.18%  $11,187         0.23%      $10,625
      6/30/90  $10,677        0.88%  $11,286         0.54%      $10,682
      7/31/90  $10,844        1.48%  $11,453         0.38%      $10,723
      8/31/90  $10,542       -1.45%  $11,287         0.92%      $10,822
      9/30/90  $10,474        0.06%  $11,294         0.84%      $10,913
     10/31/90  $10,645        1.81%  $11,498         0.60%      $10,978
     11/30/90  $10,873        2.01%  $11,729         0.22%      $11,002
     12/31/90  $10,850        0.44%  $11,781         0.00%      $11,002
      1/31/91  $11,023        1.34%  $11,939         0.60%      $11,068
      2/28/91  $11,093        0.87%  $12,042         0.15%      $11,085
      3/31/91  $11,140        0.04%  $12,047         0.15%      $11,102
      4/30/91  $11,316        1.34%  $12,209         0.15%      $11,118
      5/31/91  $11,405        0.89%  $12,317         0.30%      $11,152
      6/30/91  $11,436       -0.10%  $12,305         0.29%      $11,184
      7/31/91  $11,610        1.22%  $12,455         0.15%      $11,201
      8/31/91  $11,736        1.32%  $12,620         0.29%      $11,233
      9/30/91  $11,912        1.30%  $12,784         0.44%      $11,283
     10/31/91  $11,992        0.90%  $12,899         0.15%      $11,299
     11/30/91  $12,059        0.28%  $12,935         0.29%      $11,332
     12/31/91  $12,312        2.15%  $13,213         0.07%      $11,340
      1/31/92  $12,331        0.23%  $13,243         0.15%      $11,357
      2/29/92  $12,325        0.03%  $13,247         0.36%      $11,398
      3/31/92  $12,356        0.04%  $13,253         0.51%      $11,456
      4/30/92  $12,476        0.89%  $13,370         0.14%      $11,472
      5/31/92  $12,621        1.18%  $13,528         0.14%      $11,488
      6/30/92  $12,829        1.68%  $13,756         0.36%      $11,530
      7/31/92  $13,269        3.00%  $14,168         0.21%      $11,554
      8/31/92  $13,144       -0.98%  $14,029         0.28%      $11,586
      9/30/92  $13,199        0.65%  $14,121         0.28%      $11,619
     10/31/92  $13,060       -0.98%  $13,982         0.35%      $11,659
     11/30/92  $13,338        1.79%  $14,232         0.14%      $11,676
     12/31/92  $13,500        1.02%  $14,378        -0.07%      $11,667
      1/31/93  $13,689        1.16%  $14,544         0.49%      $11,725
      2/28/93  $14,079        3.62%  $15,071         0.35%      $11,766
      3/31/93  $14,029       -1.06%  $14,911         0.35%      $11,807
      4/30/93  $14,113        1.01%  $15,062         0.28%      $11,840
      5/31/93  $14,198        0.56%  $15,146         0.14%      $11,856
      6/30/93  $14,419        1.67%  $15,399         0.14%      $11,873
      7/31/93  $14,410        0.13%  $15,419         0.00%      $11,873
      8/31/93  $14,688        2.08%  $15,740         0.28%      $11,906
      9/30/93  $14,857        1.14%  $15,919         0.21%      $11,931
     10/31/93  $14,902        0.19%  $15,949         0.41%      $11,980
     11/30/93  $14,851       -0.88%  $15,809         0.07%      $11,989
     12/31/93  $15,076        2.11%  $16,143         0.00%      $11,989
      1/31/94  $15,204        1.14%  $16,327         0.27%      $12,021
      2/28/94  $14,951       -2.59%  $15,904         0.34%      $12,062
      3/31/94  $14,526       -4.07%  $15,257         0.34%      $12,103
      4/30/94  $14,542        0.85%  $15,386         0.14%      $12,120
      5/31/94  $14,644        0.87%  $15,520         0.07%      $12,128
      6/30/94  $14,616       -0.61%  $15,425         0.34%      $12,170
      7/31/94  $14,834        1.83%  $15,708         0.27%      $12,202
      8/31/94  $14,879        0.35%  $15,763         0.40%      $12,251
      9/30/94  $14,735       -1.47%  $15,531         0.27%      $12,284
     10/31/94  $14,544       -1.78%  $15,255         0.07%      $12,293
     11/30/94  $14,281       -1.81%  $14,978         0.13%      $12,309
     12/31/94  $14,579        2.20%  $15,308         0.00%      $12,309
      1/31/95  $14,924        2.86%  $15,746         0.40%      $12,358
      2/28/95  $15,285        2.91%  $16,204         0.40%      $12,408
      3/31/95  $15,423        1.15%  $16,390         0.33%      $12,448
      4/30/95  $15,456        0.12%  $16,410         0.33%      $12,490
      5/31/95  $15,824        3.19%  $16,933         0.20%      $12,515
      6/30/95  $15,766       -0.87%  $16,786         0.20%      $12,540
      7/31/95  $15,861        0.95%  $16,946         0.00%      $12,540
      8/31/95  $16,004        1.27%  $17,161         0.26%      $12,572
      9/30/95  $16,100        0.63%  $17,269         0.20%      $12,597
     10/31/95  $16,274        1.45%  $17,519         0.33%      $12,639
     11/30/95  $16,513        1.66%  $17,810        -0.07%      $12,630
     12/31/95  $16,674        0.96%  $17,981        -0.07%      $12,621
      1/31/96  $16,756        0.76%  $18,118         0.59%      $12,696
      2/29/96  $16,680       -0.68%  $17,995         0.32%      $12,736
      3/31/96  $16,539       -1.28%  $17,764         0.52%      $12,803
      4/30/96  $16,526       -0.28%  $17,714         0.39%      $12,852
      5/31/96  $16,561       -0.04%  $17,707         0.19%      $12,877
      6/30/96  $16,724        1.09%  $17,900         0.06%      $12,885
      7/31/96  $16,839        0.91%  $18,063         0.19%      $12,909
      8/31/96  $16,838       -0.02%  $18,060         0.19%      $12,934
      9/30/96  $17,052        1.40%  $18,313         0.32%      $12,975
     10/31/96  $17,201        1.13%  $18,519         0.32%      $13,017
     11/30/96  $17,434        1.83%  $18,858         0.19%      $13,041
     12/31/96  $17,417       -0.42%  $18,779         0.00%      $13,041
      1/31/97  $17,468        0.19%  $18,815         0.32%      $13,083
      2/28/97  $17,602        0.92%  $18,988         0.31%      $13,124
      3/31/97  $17,432       -1.33%  $18,735         0.25%      $13,156
      4/30/97  $17,586        0.84%  $18,893         0.12%      $13,172
      5/31/97  $17,791        1.51%  $19,178        -0.06%      $13,164
      6/30/97  $17,967        1.07%  $19,383         0.12%      $13,180
      7/31/97  $18,383        2.77%  $19,920         0.12%      $13,196
      8/31/97  $18,261       -0.94%  $19,733         0.19%      $13,221
      9/30/97  $18,450        1.19%  $19,968         0.25%      $13,254
     10/31/97  $18,570        0.64%  $20,096         0.25%      $13,287
     11/30/97  $18,708        0.59%  $20,214        -0.06%      $13,279
     12/31/97  $18,982        1.46%  $20,509        -0.12%      $13,263
      1/31/98  $19,176        1.03%  $20,720         0.19%      $13,288
      2/28/98  $19,172        0.03%  $20,727         0.19%      $13,314
      3/31/98  $19,184        0.09%  $20,745         0.19%      $13,339
      4/30/98  $19,160       -0.45%  $20,652         0.18%      $13,363
      5/31/98  $19,375        1.58%  $20,978         0.18%      $13,387
      6/30/98  $19,480        0.39%  $21,060         0.12%      $13,403
      7/31/98  $19,511        0.25%  $21,113         0.12%      $13,419
      8/31/98  $19,729        1.55%  $21,440         0.12%      $13,435
      9/30/98  $19,945        1.25%  $21,708         0.12%      $13,451
     10/31/98  $19,900        0.00%  $21,708         0.24%      $13,484
     11/30/98  $19,987        0.35%  $21,784         0.00%      $13,484
     12/31/98  $20,022        0.25%  $21,838        -0.06%      $13,476
      1/31/99  $20,202        1.19%  $22,098         0.24%      $13,508
      2/28/99  $20,180       -0.44%  $22,001         0.12%      $13,524

Total Return     101.80%               120.01%                   35.24%
------------------------------------------------------------------------



         CLASS C (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin Pennsylvania Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

--------------------------------------------------------------------
Date           Franklin Pennsylvania     Lehman Brothers        CPI
                  Tax-Free Income         Municipal Bond
                   Fund-Class C               Index
--------------------------------------------------------------------
       5/1/95   $ 9,903                $10,000               $10,000
      5/31/95   $10,140         3.19%  $10,319       0.20%   $10,020
      6/30/95   $10,098        -0.87%  $10,229       0.20%   $10,040
      7/31/95   $10,154         0.95%  $10,326       0.00%   $10,040
      8/31/95   $10,241         1.27%  $10,458       0.26%   $10,066
      9/29/95   $10,307         0.63%  $10,523       0.20%   $10,086
     10/31/95   $10,413         1.45%  $10,676       0.33%   $10,120
     11/30/95   $10,550         1.66%  $10,853      -0.07%   $10,112
     12/29/95   $10,658         0.96%  $10,957      -0.07%   $10,105
      1/31/96   $10,705         0.76%  $11,041       0.59%   $10,165
      2/29/96   $10,651        -0.68%  $10,966       0.32%   $10,198
      3/29/96   $10,557        -1.28%  $10,825       0.52%   $10,251
      4/30/96   $10,543        -0.28%  $10,795       0.39%   $10,291
      5/31/96   $10,571        -0.04%  $10,791       0.19%   $10,310
      6/28/96   $10,659         1.09%  $10,908       0.06%   $10,316
      7/31/96   $10,737         0.91%  $11,008       0.19%   $10,336
      8/30/96   $10,721        -0.02%  $11,005       0.19%   $10,356
      9/30/96   $10,852         1.40%  $11,159       0.32%   $10,389
     10/31/96   $10,951         1.13%  $11,286       0.32%   $10,422
     11/29/96   $11,092         1.83%  $11,492       0.19%   $10,442
     12/31/96   $11,075        -0.42%  $11,444       0.00%   $10,442
      1/31/97   $11,102         0.19%  $11,466       0.32%   $10,475
      2/28/97   $11,182         0.92%  $11,571       0.31%   $10,508
      3/31/97   $11,069        -1.33%  $11,417       0.25%   $10,534
      4/30/97   $11,161         0.84%  $11,513       0.12%   $10,547
      5/31/97   $11,286         1.51%  $11,687      -0.06%   $10,540
      6/30/97   $11,391         1.07%  $11,812       0.12%   $10,553
      7/31/97   $11,649         2.77%  $12,139       0.12%   $10,565
      8/31/97   $11,567        -0.94%  $12,025       0.19%   $10,586
      9/30/97   $11,680         1.19%  $12,168       0.25%   $10,612
     10/31/97   $11,750         0.64%  $12,246       0.25%   $10,639
     11/30/97   $11,843         0.59%  $12,318      -0.06%   $10,632
     12/31/97   $12,010         1.46%  $12,498      -0.12%   $10,619
      1/31/98   $12,115         1.03%  $12,627       0.19%   $10,640
      2/28/98   $12,118         0.03%  $12,631       0.19%   $10,660
      3/31/98   $12,120         0.09%  $12,642       0.19%   $10,680
      4/30/98   $12,087        -0.45%  $12,585       0.18%   $10,699
      5/31/98   $12,228         1.58%  $12,784       0.18%   $10,719
      6/30/98   $12,288         0.39%  $12,834       0.12%   $10,731
      7/31/98   $12,291         0.25%  $12,866       0.12%   $10,744
      8/31/98   $12,433         1.55%  $13,065       0.12%   $10,757
      9/30/98   $12,551         1.25%  $13,229       0.12%   $10,770
     10/31/98   $12,529         0.00%  $13,229       0.24%   $10,796
     11/30/98   $12,578         0.35%  $13,275       0.00%   $10,796
     12/31/98   $12,594         0.25%  $13,308      -0.06%   $10,789
      1/31/99   $12,701         1.19%  $13,466       0.24%   $10,815
      2/28/99   $12,678        -0.44%  $13,407       0.12%   $10,828

Total Return       26.78%                 34.07%                8.28%
--------------------------------------------------------------------



*Source: Standard and Poor's Micropal.



Past performance is not predictive of future results.

                                                                              55


FRANKLIN PUERTO RICO TAX-FREE INCOME FUND



CREDIT QUALITY BREAKDOWN*
Franklin Puerto Rico Tax-Free
Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]


AAA                                                                        47.0%
AA                                                                          1.9%
A                                                                           8.8
BBB                                                                        42.3%

* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Puerto Rico Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and many states' personal income taxes through a portfolio consisting primarily of Puerto Rico municipal bonds.(1)
--------------------------------------------------------------------------------


COMMONWEALTH UPDATE

[MAP OF PUERTO RICO GRAPHIC]

Continued spending in excess of tax-supported revenue streams are reason in part for Puerto Rico's high overall debt levels and moderate credit ratings during the year under review. The commonwealth continued to progress with the phaseout of Section 936 of the IRS Code, a plan which afforded U.S. corporations in Puerto Rico meaningful tax advantages over their mainland counterparts. The 10-year plan, initiated in 1996, could serve to weaken this moderately diversified, island economy. The debt burden, at 46% of tax-supported debt, is well ahead of the 1.9% U.S. median and the 10.7% rate sported by Hawaii, the next highest contender. Total tax-supported debt through fiscal 1998 stood at a staggering $15.6 billion, which is more than that of all but three U.S. states. Moody's, a national credit rating agency, recently gave Puerto Rico its Baa1 rating with a near-term "stable" outlook.(2)

In 1998, Puerto Rico focused on expanding its economy, notably tourism and general infrastructure. These efforts yielded gains so far, with hotel reservations up 7% in fiscal 1998, while investment in highways, mass transit, sewage and electric utilities continued at significant levels.(2) Not without irony, further economic stimulus should come from the rebuilding effort spurred by Hurricane Georges. In response to one of the century's most destructive storms, FEMA aid and insurance payments introduced approximately $3 billion of new monies into the commonwealth.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, Municipal Credit Research, November 23, 1998. This does not indicate Moody's rating of the fund.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 132 of this report.


56


PORTFOLIO NOTES

Puerto Rico's municipal bond supply was extremely strong in 1998, reaching approximately $5 billion, an increase of 38% over 1997's level of $3.7 billion. This large supply was due to refundings of existing bonds as well as new bond issuance. We took advantage of the large supply to purchase bonds at what we felt were attractive levels. Purchases during the period included Virgin Islands Water and Power Authority Water System Revenue, Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Hospital Revenue Mennonite General Hospital and Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Industrial Revenue Guaynabo Municipal Government.

Franklin Puerto Rico Tax-Free Income Fund's Class A share price, as measured by net asset value, increased two cents, from $11.86 on February 28, 1998, to $11.88 on February 28, 1999. Prerefunded securities, which increased to 19.4% of the fund's total long-term investments on February 28, 1999, from 9.7% a year ago, was the fund's heaviest weighting. In a declining interest-rate environment, such as existed for much of the reporting period, issuers often prerefunded their existing bonds. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase depending on their call date. Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price.

Going forward, the fund should continue to do well. We expect the new issue bond supply to be much more moderate in 1999. We will continue our fiscally responsible strategy of investing for income and share price stability. However, please keep in


PORTFOLIO BREAKDOWN
Franklin Puerto Rico
Tax-Free Income Fund
2/28/99

                                                                    % OF TOTAL
                                                                     LONG-TERM
SECTOR                                                              INVESTMENTS
--------------------------------------------------------------------------------
Prerefunded                                                               19.4%

Transportation                                                            16.2%

Utilities                                                                 15.2%

Other Revenue                                                             13.6%

Hospitals                                                                 10.8%

Education                                                                  7.6%

Housing                                                                    7.4%

General Obligation                                                         7.0%

Industrial                                                                 2.8%


                                                                              57



mind that the fund can distribute only what it earns, so dividend payments may continue to be lower than in the past, if interest rates remain at current or lower levels. Additionally, the fund may not be able to generate enough capital losses to offset gains realized from prerefunded bond sales. Thus, the fund may make a capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Puerto Rico Tax-Free Income Fund
3/1/98 - 2/28/99

                                                       DIVIDEND PER SHARE
                                                   --------------------------
MONTH                                               CLASS A         CLASS C
-----                                              ---------       ----------
March                                              5.1 cents       4.52 cents

April                                              5.1 cents       4.55 cents

May                                                5.1 cents       4.55 cents

June                                               5.1 cents       4.55 cents

July                                               5.1 cents       4.54 cents

August                                             5.1 cents       4.54 cents

September                                          5.0 cents       4.44 cents

October                                            5.0 cents       4.45 cents

November                                           5.0 cents       4.45 cents

December                                           4.9 cents       4.35 cents

January                                            4.9 cents       4.35 cents

February                                           4.9 cents       4.35 cents
                                                  ----------      -----------
TOTAL                                             60.3 CENTS      53.64 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


58


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                  CHANGE                2/28/99   2/28/98
-------                                  ------                -------   -------
Net Asset Value                          +$0.02                 $11.88    $11.86

                                         DISTRIBUTIONS
                                         -------------
Dividend Income                          $0.6030

Long-Term Capital Gain                   $0.0301

Short-Term Capital Gain                  $0.0077

Total                                    $0.6408


CLASS C                                  CHANGE                2/28/99   2/28/98
-------                                  ------                -------   -------
Net Asset Value                          +$0.02                 $11.89    $11.87


                                         DISTRIBUTIONS
                                         -------------
Dividend Income                          $0.5364

Long-Term Capital Gain                   $0.0301

Short-Term Capital Gain                  $0.0077

Total                                    $0.5742


PERFORMANCE

                                                                                   INCEPTION
CLASS A                                  1-YEAR        5-YEAR        10-YEAR        (4/3/85)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)               +5.68%        +34.65%       +107.89%       +186.69%

Average Annual Total Return(2)           +1.16%         +5.20%        +7.12%          +7.53%

Distribution Rate(3)                      4.59%

Taxable Equivalent Distribution Rate(4)   7.60%

30-Day Standardized Yield(5)              3.80%

Taxable Equivalent Yield(4)               6.29%


                                                                   INCEPTION
CLASS C                                  1-YEAR        3-YEAR       (5/1/95)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)               +5.09%        +19.62%       +28.26%

Average Annual Total Return(2)           +3.04%         +5.79%        +6.44%
                                                                                                                      72
Distribution Rate(3)                      4.18%

Taxable Equivalent Distribution Rate(4)   6.92%

30-Day Standardized Yield(5)              3.37%

Taxable Equivalent Yield(4)               5.58%


Franklin Puerto Rico Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 3.01 cents ($0.0301) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


FRANKLIN PUERTO RICO
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999. Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance is not predictive of future results.


                                                                              59


FRANKLIN PUERTO RICO
TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------
1-Year                                                                   +1.16%

5-Year                                                                   +5.20%

10-Year                                                                  +7.12%

Since Inception (4/3/85)                                                 +7.53%

The following line graph compares the performance of the Franklin Puerto Rico Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.


---------------------------------------------------------------------
Date           Franklin Puerto Rico    Lehman Brothers        CPI
                 Tax-Free Income        Municipal Bond
                   Fund-Class A             Index
---------------------------------------------------------------------
       3/1/89    $9,573               $10,000                 $10,000
      3/31/89    $9,547       -0.24%   $9,976       0.58%     $10,058
      4/30/89    $9,777        2.37%  $10,212       0.65%     $10,123
      5/31/89    $9,980        2.08%  $10,425       0.57%     $10,181
      6/30/89   $10,111        1.36%  $10,567       0.24%     $10,206
      7/31/89   $10,214        1.36%  $10,710       0.24%     $10,230
      8/31/89   $10,158       -0.98%  $10,605       0.16%     $10,246
      9/30/89   $10,092       -0.30%  $10,574       0.32%     $10,279
     10/31/89   $10,168        1.22%  $10,703       0.48%     $10,329
     11/30/89   $10,310        1.75%  $10,890       0.24%     $10,353
     12/31/89   $10,406        0.82%  $10,979       0.16%     $10,370
      1/31/90   $10,339       -0.47%  $10,928       1.03%     $10,477
      2/28/90   $10,455        0.89%  $11,025       0.47%     $10,526
      3/31/90   $10,445        0.03%  $11,028       0.55%     $10,584
      4/30/90   $10,386       -0.72%  $10,949       0.16%     $10,601
      5/31/90   $10,602        2.18%  $11,187       0.23%     $10,625
      6/30/90   $10,701        0.88%  $11,286       0.54%     $10,682
      7/31/90   $10,871        1.48%  $11,453       0.38%     $10,723
      8/31/90   $10,660       -1.45%  $11,287       0.92%     $10,822
      9/30/90   $10,610        0.06%  $11,294       0.84%     $10,913
     10/31/90   $10,762        1.81%  $11,498       0.60%     $10,978
     11/30/90   $11,007        2.01%  $11,729       0.22%     $11,002
     12/31/90   $10,965        0.44%  $11,781       0.00%     $11,002
      1/31/91   $11,151        1.34%  $11,939       0.60%     $11,068
      2/28/91   $11,264        0.87%  $12,042       0.15%     $11,085
      3/31/91   $11,306        0.04%  $12,047       0.15%     $11,102
      4/30/91   $11,463        1.34%  $12,209       0.15%     $11,118
      5/31/91   $11,547        0.89%  $12,317       0.30%     $11,152
      6/30/91   $11,558       -0.10%  $12,305       0.29%     $11,184
      7/31/91   $11,707        1.22%  $12,455       0.15%     $11,201
      8/31/91   $11,814        1.32%  $12,620       0.29%     $11,233
      9/30/91   $11,965        1.30%  $12,784       0.44%     $11,283
     10/31/91   $12,052        0.90%  $12,899       0.15%     $11,299
     11/30/91   $12,117        0.28%  $12,935       0.29%     $11,332
     12/31/91   $12,311        2.15%  $13,213       0.07%     $11,340
      1/31/92   $12,329        0.23%  $13,243       0.15%     $11,357
      2/29/92   $12,326        0.03%  $13,247       0.36%     $11,398
      3/31/92   $12,367        0.04%  $13,253       0.51%     $11,456
      4/30/92   $12,463        0.89%  $13,370       0.14%     $11,472
      5/31/92   $12,617        1.18%  $13,528       0.14%     $11,488
      6/30/92   $12,805        1.68%  $13,756       0.36%     $11,530
      7/31/92   $13,188        3.00%  $14,168       0.21%     $11,554
      8/31/92   $13,072       -0.98%  $14,029       0.28%     $11,586
      9/30/92   $13,092        0.65%  $14,121       0.28%     $11,619
     10/31/92   $12,929       -0.98%  $13,982       0.35%     $11,659
     11/30/92   $13,204        1.79%  $14,232       0.14%     $11,676
     12/31/92   $13,410        1.02%  $14,378      -0.07%     $11,667
      1/31/93   $13,560        1.16%  $14,544       0.49%     $11,725
      2/28/93   $13,910        3.62%  $15,071       0.35%     $11,766
      3/31/93   $13,813       -1.06%  $14,911       0.35%     $11,807
      4/30/93   $13,916        1.01%  $15,062       0.28%     $11,840
      5/31/93   $14,009        0.56%  $15,146       0.14%     $11,856
      6/30/93   $14,198        1.67%  $15,399       0.14%     $11,873
      7/31/93   $14,196        0.13%  $15,419       0.00%     $11,873
      8/31/93   $14,447        2.08%  $15,740       0.28%     $11,906
      9/30/93   $14,638        1.14%  $15,919       0.21%     $11,931
     10/31/93   $14,670        0.19%  $15,949       0.41%     $11,980
     11/30/93   $14,630       -0.88%  $15,809       0.07%     $11,989
     12/31/93   $14,885        2.11%  $16,143       0.00%     $11,989
      1/31/94   $15,018        1.14%  $16,327       0.27%     $12,021
      2/28/94   $14,765       -2.59%  $15,904       0.34%     $12,062
      3/31/94   $14,248       -4.07%  $15,257       0.34%     $12,103
      4/30/94   $14,320        0.85%  $15,386       0.14%     $12,120
      5/31/94   $14,417        0.87%  $15,520       0.07%     $12,128
      6/30/94   $14,323       -0.61%  $15,425       0.34%     $12,170
      7/31/94   $14,549        1.83%  $15,708       0.27%     $12,202
      8/31/94   $14,622        0.35%  $15,763       0.40%     $12,251
      9/30/94   $14,451       -1.47%  $15,531       0.27%     $12,284
     10/31/94   $14,200       -1.78%  $15,255       0.07%     $12,293
     11/30/94   $13,925       -1.81%  $14,978       0.13%     $12,309
     12/31/94   $14,247        2.20%  $15,308       0.00%     $12,309
      1/31/95   $14,585        2.86%  $15,746       0.40%     $12,358
      2/28/95   $15,004        2.91%  $16,204       0.40%     $12,408
      3/31/95   $15,093        1.15%  $16,390       0.33%     $12,448
      4/30/95   $15,168        0.12%  $16,410       0.33%     $12,490
      5/31/95   $15,567        3.19%  $16,933       0.20%     $12,515
      6/30/95   $15,385       -0.87%  $16,786       0.20%     $12,540
      7/31/95   $15,500        0.95%  $16,946       0.00%     $12,540
      8/31/95   $15,671        1.27%  $17,161       0.26%     $12,572
      9/30/95   $15,773        0.63%  $17,269       0.20%     $12,597
     10/31/95   $15,986        1.45%  $17,519       0.33%     $12,639
     11/30/95   $16,186        1.66%  $17,810      -0.07%     $12,630
     12/31/95   $16,318        0.96%  $17,981      -0.07%     $12,621
      1/31/96   $16,422        0.76%  $18,118       0.59%     $12,696
      2/29/96   $16,303       -0.68%  $17,995       0.32%     $12,736
      3/31/96   $16,198       -1.28%  $17,764       0.52%     $12,803
      4/30/96   $16,205       -0.28%  $17,714       0.39%     $12,852
      5/31/96   $16,211       -0.04%  $17,707       0.19%     $12,877
      6/30/96   $16,418        1.09%  $17,900       0.06%     $12,885
      7/31/96   $16,524        0.91%  $18,063       0.19%     $12,909
      8/31/96   $16,543       -0.02%  $18,060       0.19%     $12,934
      9/30/96   $16,781        1.40%  $18,313       0.32%     $12,975
     10/31/96   $16,932        1.13%  $18,519       0.32%     $13,017
     11/30/96   $17,187        1.83%  $18,858       0.19%     $13,041
     12/31/96   $17,140       -0.42%  $18,779       0.00%     $13,041
      1/31/97   $17,146        0.19%  $18,815       0.32%     $13,083
      2/28/97   $17,286        0.92%  $18,988       0.31%     $13,124
      3/31/97   $17,111       -1.33%  $18,735       0.25%     $13,156
      4/30/97   $17,253        0.84%  $18,893       0.12%     $13,172
      5/31/97   $17,502        1.51%  $19,178      -0.06%     $13,164
      6/30/97   $17,646        1.07%  $19,383       0.12%     $13,180
      7/31/97   $18,077        2.77%  $19,920       0.12%     $13,196
      8/31/97   $17,971       -0.94%  $19,733       0.19%     $13,221
      9/30/97   $18,173        1.19%  $19,968       0.25%     $13,254
     10/31/97   $18,268        0.64%  $20,096       0.25%     $13,287
     11/30/97   $18,410        0.59%  $20,214      -0.06%     $13,279
     12/31/97   $18,647        1.46%  $20,509      -0.12%     $13,263
      1/31/98   $18,774        1.03%  $20,720       0.19%     $13,288
      2/28/98   $18,807        0.03%  $20,727       0.19%     $13,314
      3/31/98   $18,872        0.09%  $20,745       0.19%     $13,339
      4/30/98   $18,841       -0.45%  $20,652       0.18%     $13,363
      5/31/98   $19,099        1.58%  $20,978       0.18%     $13,387
      6/30/98   $19,163        0.39%  $21,060       0.12%     $13,403
      7/31/98   $19,197        0.25%  $21,113       0.12%     $13,419
      8/31/98   $19,426        1.55%  $21,440       0.12%     $13,435
      9/30/98   $19,654        1.25%  $21,708       0.12%     $13,451
     10/31/98   $19,621        0.00%  $21,708       0.24%     $13,484
     11/30/98   $19,687        0.35%  $21,784       0.00%     $13,484
     12/31/98   $19,716        0.25%  $21,838      -0.06%     $13,476
      1/31/99   $19,913        1.19%  $22,098       0.24%     $13,508
      2/28/99   $19,902       -0.44%  $22,001       0.12%     $13,524

Total Return        99.02%              120.01%                35.24%
---------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
-------
1-Year                                                                    +3.04%

3-Year                                                                    +5.79%

Since Inception (5/1/95)                                                  +6.44%

The following line graph compares the performance of the Franklin Puerto Rico Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95to 2/28/99.

----------------------------------------------------------------
Date          Franklin Puerto Rico   Lehman Brothers       CPI
                 Tax-Free Income      Municipal Bond
                  Fund-Class C            Index
----------------------------------------------------------------
       5/1/95   $ 9,904             $10,000              $10,000
      5/31/95   $10,155      3.19%  $10,319     0.20%    $10,020
      6/30/95   $10,031     -0.87%  $10,229     0.20%    $10,040
      7/31/95   $10,110      0.95%  $10,326     0.00%    $10,040
      8/31/95   $10,216      1.27%  $10,458     0.26%    $10,066
      9/29/95   $10,277      0.63%  $10,523     0.20%    $10,086
     10/31/95   $10,410      1.45%  $10,676     0.33%    $10,120
     11/30/95   $10,543      1.66%  $10,853    -0.07%    $10,112
     12/29/95   $10,615      0.96%  $10,957    -0.07%    $10,105
      1/31/96   $10,686      0.76%  $11,041     0.59%    $10,165
      2/29/96   $10,603     -0.68%  $10,966     0.32%    $10,198
      3/29/96   $10,521     -1.28%  $10,825     0.52%    $10,251
      4/30/96   $10,530     -0.28%  $10,795     0.39%    $10,291
      5/31/96   $10,520     -0.04%  $10,791     0.19%    $10,310
      6/28/96   $10,648      1.09%  $10,908     0.06%    $10,316
      7/31/96   $10,712      0.91%  $11,008     0.19%    $10,336
      8/30/96   $10,730     -0.02%  $11,005     0.19%    $10,356
      9/30/96   $10,870      1.40%  $11,159     0.32%    $10,389
     10/31/96   $10,962      1.13%  $11,286     0.32%    $10,422
     11/29/96   $11,112      1.83%  $11,492     0.19%    $10,442
     12/31/96   $11,076     -0.42%  $11,444     0.00%    $10,442
      1/31/97   $11,084      0.19%  $11,466     0.32%    $10,475
      2/28/97   $11,169      0.92%  $11,571     0.31%    $10,508
      3/31/97   $11,031     -1.33%  $11,417     0.25%    $10,534
      4/30/97   $11,127      0.84%  $11,513     0.12%    $10,547
      5/31/97   $11,282      1.51%  $11,687    -0.06%    $10,540
      6/30/97   $11,370      1.07%  $11,812     0.12%    $10,553
      7/31/97   $11,642      2.77%  $12,139     0.12%    $10,565
      8/31/97   $11,569     -0.94%  $12,025     0.19%    $10,586
      9/30/97   $11,693      1.19%  $12,168     0.25%    $10,612
     10/31/97   $11,749      0.64%  $12,246     0.25%    $10,639
     11/30/97   $11,825      0.59%  $12,318    -0.06%    $10,632
     12/31/97   $11,981      1.46%  $12,498    -0.12%    $10,619
      1/31/98   $12,057      1.03%  $12,627     0.19%    $10,640
      2/28/98   $12,072      0.03%  $12,631     0.19%    $10,660
      3/31/98   $12,118      0.09%  $12,642     0.19%    $10,680
      4/30/98   $12,093     -0.45%  $12,585     0.18%    $10,699
      5/31/98   $12,242      1.58%  $12,784     0.18%    $10,719
      6/30/98   $12,278      0.39%  $12,834     0.12%    $10,731
      7/31/98   $12,294      0.25%  $12,866     0.12%    $10,744
      8/31/98   $12,445      1.55%  $13,065     0.12%    $10,757
      9/30/98   $12,574      1.25%  $13,229     0.12%    $10,770
     10/31/98   $12,548      0.00%  $13,229     0.24%    $10,796
     11/30/98   $12,594      0.35%  $13,275     0.00%    $10,796
     12/31/98   $12,607      0.25%  $13,308    -0.06%    $10,789
      1/31/99   $12,717      1.19%  $13,466     0.24%    $10,815
      2/28/99   $12,702     -0.44%  $13,407     0.12%    $10,828

Total Return       27.02%              34.07%               8.28%
-----------------------------------------------------------------




*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.


60


MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.


                                                                              61


Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


62


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN ARIZONA TAX-FREE INCOME FUND
                                                                                 YEAR ENDED FEBRUARY 28,
                                                  --------------------------------------------------------------------------------
CLASS A                                               1999             1998             1997             1996(1)             1995
---------------------------------------------     -----------      -----------      -----------       -----------      -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $     11.44      $     11.24      $     11.34       $     11.11      $     11.58
                                                  -----------      -----------      ------------      ------------     ------------

Income from investment operations:
 Net investment income ......................             .59              .61              .62               .64              .65
 Net realized and unrealized gains (losses) .            (.01)             .29             (.04)              .36             (.48)
                                                  -----------      -----------      ------------      ------------     ------------
Total from investment operations ............             .58              .90              .58              1.00              .17
                                                  -----------      -----------      ------------      ------------     -------------
Less distributions from:
 Net investment income ......................          (.59)(2)           (.61)            (.63)             (.65)            (.64)
 In excess of net investment income .........              --             (.01)              --                --               --
 Net realized gains .........................            (.05)            (.08)            (.05)             (.12)              --
                                                  -----------      -----------      ------------      ------------     ------------
Total distributions .........................            (.64)            (.70)            (.68)             (.77)            (.64)
                                                  -----------      -----------      ------------      ------------     ------------

Net asset value, end of year ................     $     11.38      $     11.44      $     11.24       $     11.34      $     11.11

                                                  ============      ============      ============     ============    ============
Total return* ...............................            5.17%            8.23%            5.33%             9.24%            1.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $   861,020      $   810,250      $   752,335       $   750,797      $   720,801
Ratios to average net assets:
 Expenses ...................................             .63%             .63%             .62%              .62%             .60%
 Net investment income ......................            5.11%            5.40%            5.59%             5.67%            5.86%
Portfolio turnover rate .....................           14.11%           20.02%           16.57%            25.12%           18.65%

CLASS C
-------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........       $     11.51        $     11.30        $     11.38         $     11.15
                                                    -----------         -----------       -----------         ------------
Income from investment operations:
 Net investment income ......................               .52                .56                .57                 .49
 Net realized and unrealized gains (losses) .              (.01)               .29               (.03)                .34
                                                    -----------         -----------       -----------         ------------
Total from investment operations ............               .51                .85                .54                 .83
                                                    -----------         -----------       -----------         ------------
Less distributions from:
 Net investment income ......................              (.52)(3)           (.56)              (.57)               (.48)
 Net realized gains .........................              (.05)              (.08)              (.05)               (.12)
                                                    -----------         -----------       -----------         ------------
Total distributions .........................              (.57)              (.64)              (.62)               (.60)
                                                    -----------         -----------       -----------         ------------
Net asset value, end of year ................       $     11.45        $     11.51        $     11.30         $     11.38
                                                    ===========        ===========        ===========         ============

Total return* ...............................              4.54%              7.67%              4.89%               7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............       $    23,871        $    14,537        $     5,486         $     1,892
Ratios to average net assets:
 Expenses ...................................              1.19%              1.19%              1.19%               1.20%**
 Net investment income ......................              4.55%              4.82%              5.01%               5.05%**
Portfolio turnover rate .....................             14.11%             20.02%             16.57%              25.12%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**       Annualized

(1)      For the period May 1, 1995 (effective date) to February 29, 1996 for
         Class C.

(2) Includes distributions in excess of net investment income in the amount of $.002.

(3) Includes distributions in excess of net investment income in the amount of $.001.


                       See notes to financial statements.


                                                                              63


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                        PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                    AMOUNT            VALUE
-------------------------------------                                                                  -----------       -----------
(a) LONG TERM INVESTMENTS 98.9%
Apache Junction Water Utilities Community, 5.80%, 7/01/17 ......................................       $ 1,200,000       $ 1,294,296
Arizona Educational Loan Marketing Corp. Revenue,
  Senior Series, 6.375%, 9/01/05 ...............................................................        10,000,000        10,559,500
  Series B, MBIA Insured, 7.00%, 3/01/03 .......................................................         1,000,000         1,076,310
  Series B, MBIA Insured, 7.35%, 9/01/04 .......................................................         1,000,000         1,032,840
  Series B, MBIA Insured, 7.00%, 3/01/05 .......................................................         1,000,000         1,076,310
  Series B, MBIA Insured, 7.375%, 9/01/05 ......................................................           775,000           800,079
  Sub Series, 6.625%, 9/01/05 ..................................................................         1,000,000         1,071,210
Arizona Health Facilities Authority Hospital System Revenue,
  Northern Arizona Healthcare System, AMBAC Insured, 5.00%, 10/01/23 ...........................         1,500,000         1,479,060
  Northern Arizona Healthcare System, Refunding, AMBAC Insured, 4.75%, 10/01/30 ................         2,000,000         1,887,660
  Phoenix Baptist Hospital, ETM, MBIA Insured, 6.25%, 9/01/11 ..................................         2,000,000         2,172,300
Arizona Health Facilities Authority Revenue, Arizona Voluntary Hospital,
  Hospital Federal Pooled Loan Revenue, Series B, FGIC Insured, Pre-Refunded, 7.75%, 10/01/07 ..           770,000           787,002
  Series B, FGIC Insured, 7.25%, 10/01/13 ......................................................         5,000,000         5,150,450
Arizona State COP,
  FSA Insured, 6.625%, 9/01/08 .................................................................         5,000,000         5,367,050
  Refunding, Series B, AMBAC Insured, 6.25%, 9/01/10 ...........................................         5,000,000         5,409,600
Arizona State Municipal Financing Program COP,
  Dysart School, ETM, Series 22, BIG Insured, 7.875%, 8/01/05 ..................................         1,350,000         1,647,459
  ETM, Series 20, BIG Insured, 7.625%, 8/01/06 .................................................         3,250,000         3,790,248
  Peoria School, ETM, Series 19, BIG Insured, 7.75%, 8/01/04 ...................................           500,000           594,410
  Series 25, BIG Insured, 7.875%, 8/01/14 ......................................................           500,000           673,320
  Series 29, BIG Insured, Pre-Refunded, 7.125%, 8/01/14 ........................................         2,500,000         2,566,900
Arizona State Wastewater Management Authority Wastewater Financial Assistance Revenue,
  6.80%, 7/01/11 ...............................................................................         4,000,000         4,397,120
  Series A, AMBAC Insured, 5.625%, 7/01/15 .....................................................         1,000,000         1,078,540
Arizona Water Infrastructure Financial Authority Revenue, Water Quality Financial Assistance,
  Series A, 5.00%, 7/01/17 .....................................................................         1,670,000         1,669,883
Bullhead City Municipal Property Corp., Municipal Facilities Revenue, MBIA Insured,
  Pre-Refunded, 7.20%, 7/01/09 .................................................................         2,125,000         2,175,108
Casa Grande Excise Tax Revenue, 6.20%, 4/01/15 .................................................           930,000         1,022,024
Casa Grande IDA,
  IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ......................................................           500,000           552,435
  PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 ......................................................         1,800,000         1,986,354
Chandler GO, FGIC Insured,
  Pre-Refunded, 6.80%, 7/01/13 .................................................................         1,750,000         2,010,698
  Pre-Refunded, 6.85%, 7/01/14 .................................................................         1,625,000         1,870,960
  Refunding, 7.00%, 7/01/12 ....................................................................         1,000,000         1,075,090
Chandler IDA, MFHR, Hacienda Apartments Project, Refunding, Series A, GNMA Secured,
  6.05%, 7/20/30 ...............................................................................         4,055,000         4,246,558
Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13 ................         1,250,000         1,439,200
Chandler Water and Sewer Revenue, Refunding, FGIC Insured,
  7.00%, 7/01/12 ...............................................................................         6,715,000         7,219,229
  6.25%, 7/01/13 ...............................................................................         2,165,000         2,352,467
  5.25%, 7/01/15 ...............................................................................         2,270,000         2,342,935
Coconino County Flagstaff USD, No. 1, AMBAC Insured, 6.20%, 7/01/06 ............................         1,095,000         1,139,928
Coconino County PCR,
  Arizona Public Service Co., Refunding, Series A, MBIA Insured, 5.875%, 8/15/28 ...............         5,275,000         5,606,903
  Nevada Power Co., 6.375%, 10/01/36 ...........................................................         3,500,000         3,790,640
  Nevada Power Co., Refunding, Series E, 5.35%, 10/01/22 .......................................         7,265,000         7,206,953
  Nevada Power Co., Series B, 5.80%, 11/01/32 ..................................................         6,500,000         6,593,210
Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 ...............................         1,475,000         1,542,245
Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 .......................................        45,900,000        45,003,573
Gilbert ID No. 11, FGIC Insured, 7.60%, 1/01/05 ................................................         1,500,000         1,549,875
Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
  7/01/12 ......................................................................................         1,500,000         1,678,890
  7/01/22 ......................................................................................         3,250,000         3,612,895
Glendale IDA,
  Educational Facilities Revenue, American Graduate School International, Connie Lee Insured,
  Pre-Refunded, 7.00%, 7/01/14 .................................................................         1,000,000         1,177,030
  Educational Facilities Revenue, American Graduate School International, Connie Lee Insured,
  Pre-Refunded, 7.125%, 7/01/20 ................................................................         1,250,000         1,479,963
  Educational Facilities Revenue, American Graduate School International, Refunding,
    Connie Lee Insured, 5.875%, 7/01/15 ........................................................         2,200,000         2,401,322


64


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                  AMOUNT              VALUE
-------------------------------------                                                                 ----------         ----------
(a) LONG TERM INVESTMENTS (CONT.)
Glendale IDA, (cont.)
    Midwestern University, Series A, 6.00%, 5/15/16 ..........................................        $   455,000        $   499,599
    Midwestern University, Series A, 5.375%, 5/15/28 .........................................         15,000,000         14,835,150
    Midwestern University, Series A, Connie Lee Insured, 6.00%, 5/15/26 ......................            340,000            377,536
    Midwestern University, Series A, Pre-Refunded, 6.00%, 5/15/16 ............................          1,485,000          1,691,445
    Midwestern University, Series A, Pre-Refunded, 6.00%, 5/15/26 ............................          1,660,000          1,890,773
Glendale Municipal Property Corp., Refunding, MBIA Insured, 7.00%, 7/01/09 ...................          2,400,000          2,448,696
Guam Power Authority Revenue, Series A, 6.30%,
    10/01/12 .................................................................................          3,630,000          3,928,059
    10/01/22 .................................................................................          4,000,000          4,311,840
Lake Havasu City Wastewater COP, FGIC Insured, 7.00%, 6/01/05 ................................          2,700,000          2,894,292
Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
    5.25%, 7/01/22 ...........................................................................          1,170,000          1,190,920
Maricopa County COP, 6.00%, 6/01/04 ..........................................................          8,000,000          8,444,480
Maricopa County GO,
     Hospital District No. 1, AMBAC Insured, 5.00%, 6/01/21 ..................................          2,000,000          1,970,800
     School District No. 4, Mesa Unified, FGIC Insured, Pre-Refunded, 5.65%, 7/01/11 .........          1,500,000          1,669,350
     School District No. 4, Mesa Unified, FGIC Insured, Pre-Refunded, 5.70%, 7/01/12 .........          2,000,000          2,231,360
     School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 .......          3,500,000          3,831,765
     School District No. 8, Osborn, School Improvement Project, Series B, Pre-Refunded,
     7.10%, 7/01/05 ..........................................................................            500,000            511,545
     School District No. 8, Osborn, School Improvement Project, Series B, Pre-Refunded,
     7.15%, 7/01/07 ..........................................................................          1,075,000          1,099,994
     School District No. 8, Osborn, School Improvement Project, Series B, Pre-Refunded,
     7.20%, 7/01/09 ..........................................................................          1,885,000          1,929,128
     School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 ........          6,300,000          6,919,353
     School District No. 11, Peoria Unified, Refunding, MBIA Insured, 7.00%, 7/01/10 .........          2,800,000          3,014,144
     School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14 .......          2,000,000          2,152,340
     School District No. 98, Fountain Hills Unified, 6.625%, 7/01/10 .........................            475,000            507,956
     School District No. 98, Fountain Hills Unified, Pre-Refunded, 6.625%, 7/01/10 ...........            825,000            890,678
     UHSD No. 210, Series A, Pre-Refunded, 5.70%, 7/01/15 ....................................            500,000            552,440
     UHSD No. 210, Series B, Pre-Refunded, 5.50%, 7/01/17 ....................................          9,050,000          9,941,787
     USD No. 41, Gilbert, 6.25%, 7/01/15 .....................................................          2,000,000          2,167,320
     USD No. 41, Gilbert, Project of 1993, Series F, FSA Insured, 5.125%, 7/01/18 ............          2,555,000          2,565,169
     USD No. 65, Littleton School Improvement, Series B, FGIC Insured, 6.40%, 7/01/14 ........          1,175,000          1,295,402
     USD No. 66, Roosevelt Elementary Project, Series B, FGIC Insured, 5.25%, 7/01/17 ........          2,500,000          2,549,700
     USD No. 69, Paradise Valley, Series A, Pre-Refunded, 7.10%, 7/01/05 .....................          1,000,000          1,155,970
     USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 6.00%, 7/01/13 ........................          1,600,000          1,799,232
     USD No. 89, Dysart, Refunding and Improvement, FGIC Insured, 6.70%, 7/01/05 .............            240,000            251,292
     USD No. 89, Dysart, Refunding and Improvement, FGIC Insured, 6.75%, 7/01/06 .............          1,760,000          1,844,638
     USD No. 214, Tolleson GO, FGIC Insured, Pre-Refunded, 5.75%, 7/01/14 ....................          1,000,000          1,110,630
Maricopa County Hospital Revenue, Sun Health Corp., Refunding,
     5.80%, 4/01/08 ..........................................................................          3,870,000          4,169,615
     5.90%, 4/01/09 ..........................................................................          2,120,000          2,292,186
     6.125%, 4/01/18 .........................................................................         15,650,000         16,824,533
Maricopa County IDA,
     (b) Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A,
     5.00%, 7/01/16 ..........................................................................          6,000,000          5,870,340
Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A,
     5.00%, 7/01/21 ..........................................................................         17,600,000         16,890,016
     Hospital Facility Revenue, FSA Insured, 7.50%, 12/01/13 1,445,000 1,563,158
     Hospital Facility Revenue, FSA Insured, Pre-Refunded, 7.50%, 12/01/13 ...................          1,305,000          1,421,732
     Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ........................         30,000,000         29,751,900
     Hospital Facility Revenue, Samaritan Health
     Service Hospital, Refunding, Series A, MBIA Insured, 7.00%, 12/01/16 ....................          1,890,000          2,369,663
     Hospital Facility Revenue, Samaritan Hospital Health Services, Refunding, Series A,
     MBIA Insured, 7.00%, 12/01/13 ...........................................................         17,800,000         19,106,698
     IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 .....................................          5,000,000          5,369,400
     MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured, 5.90%, 6/01/26 ..........          2,105,000          2,227,700
     MFHR, National Health Facilities II Project, Series A, FSA Insured, 5.10%, 1/01/33 ......         12,500,000         12,419,250
     MFHR, Stanford Court Apartments Project, Series A, MBIA Insured, 5.30%, 7/01/28 .........          1,235,000          1,251,710
     Water System Revenue, Improvement, Chaparral Water Co., Series A, AMBAC Insured,
     5.40%, 12/01/22 .........................................................................          1,000,000          1,021,180
Maricopa County IDAR,
     Mercy Health System, Series A, MBIA Insured, Pre-Refunded, 7.125%, 7/01/07 ..............          1,585,000          1,630,585
     SFMR, GNMA Secured, 8.00%, 9/01/09 ......................................................            685,000            704,570
Maricopa County Stadium District Revenue, MBIA Insured, 5.75%, 7/01/16 .......................          3,000,000          3,223,920
Mesa Arizona IDAR, Lutheran Health Systems, Refunding, Series A-1, MBIA Insured,
     5.00%, 1/01/19 ..........................................................................          6,000,000          5,947,440


                                                                              65


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                    AMOUNT             VALUE
-------------------------------------                                                                  -----------       -----------
(a) LONG TERM INVESTMENTS (CONT.)
Mesa GO, FGIC Insured, 5.00%, 7/01/18 ..........................................................       $ 1,000,000       $   991,370
Mesa Utility System Revenue, FGIC Insured, 5.375%, 7/01/17 .....................................        15,500,000        16,026,535
Mohave County Hospital District No. 1, Kingman Regional Medical Center Project,
  FGIC Insured, 6.50%, 6/01/15 .................................................................         1,500,000         1,621,350
  Pre-Refunded, 8.375%, 6/01/15 ................................................................         6,350,000         6,848,920
Mohave County IDA,
  Health Care Revenue, Refunding, GNMA Secured, 6.375%, 11/01/31 ...............................         1,585,000         1,730,868
  Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.50%, 9/01/21 .....................         1,500,000         1,558,440
  Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.75%, 9/01/26 .....................         4,675,000         5,047,457
  Hospital Systems Revenue, Medical Environments Inc., Phoenix Hospital and Medical Center,
  ETM, 5.80%, 7/01/99 ..........................................................................         1,595,000         1,609,610
  IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ..........................................         4,100,000         4,462,563
  IDR, Citizens Utilities Co. Project, Series A, 7.15%, 2/01/26 ................................        10,000,000        10,398,000
  IDR, Citizens Utilities Co. Project, Series B, 7.15%, 2/01/26 ................................         5,000,000         5,199,000
Mohave County USD No. 1, Lake Havasu, 5.00%, 7/01/14 ...........................................         1,075,000         1,090,727
Navajo County PCR, Arizona Public Service Co., Series A,
  MBIA Insured, 5.875%, 8/15/28 ................................................................         3,000,000         3,188,760
  Refunding, 5.875%, 8/15/28 ...................................................................        54,500,000        56,492,509
Nogales Municipal Development Authority Inc. Municipal Facilities Revenue, Refunding,
  MBIA Insured, 7.20%, 6/01/08 .................................................................         6,350,000         6,831,076
Northern Arizona University System Revenue,
  Pre-Refunded, 7.50%, 6/01/06 .................................................................         3,700,000         3,740,367
  Refunding, FGIC Insured, 6.40%, 6/01/07 ......................................................         2,750,000         2,956,388
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
  Series A, 6.40%, 3/15/28 .....................................................................         8,885,000         8,665,274
Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
  5.55%, 7/01/17 ...............................................................................         1,150,000         1,230,512
  5.75%, 7/01/17 ...............................................................................         1,000,000         1,087,710
  5.375%, 7/01/26 ..............................................................................         1,000,000         1,022,500
Peoria Municipal Development Authority Water and Sewer Revenue, Refunding, FGIC Insured,
  6.625%, 7/01/06 ..............................................................................         1,000,000         1,043,160
Phoenix Airport Revenue, MBIA Insured,
  Refunding, Series B, 6.20%, 7/01/10 ..........................................................           700,000           772,429
  Refunding, Series C, 6.30%, 7/01/10 ..........................................................         1,680,000         1,844,858
  Refunding, Series C, 6.40%, 7/01/11 ..........................................................         1,785,000         1,964,053
  Refunding, Series C, 6.40%, 7/01/12 ..........................................................           570,000           631,754
  Series D, 6.30%, 7/01/10 .....................................................................         1,800,000         1,976,634
  Series D, 6.40%, 7/01/11 .....................................................................         3,825,000         4,208,686
  Series D, 6.40%, 7/01/12 .....................................................................           820,000           908,839
Phoenix Civic Improvement Corp. Airport Terminal Excise Tax Revenue, Refunding, senior lien,
  5.00%, 7/01/14 ...............................................................................         1,245,000         1,245,909
Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, MBIA Insured,
  Pre-Refunded, 6.90%, 7/01/21 .................................................................         1,000,000         1,161,900
Phoenix Civic Improvement Corp. Water System Revenue,
  junior lien, MBIA Insured, 5.375%, 7/01/22 ...................................................         8,130,000         8,312,762
  Pre-Refunded, 5.95%, 7/01/15 .................................................................         1,090,000         1,223,776
  Pre-Refunded, 5.95%, 7/01/16 .................................................................         3,665,000         4,114,805
  Pre-Refunded, 6.00%, 7/01/19 .................................................................         3,000,000         3,377,640
Phoenix Civic Plaza Building Corp., 6.00%, 7/01/14 .............................................         4,300,000         4,654,277
Phoenix GO,
  5.25%, 7/01/20 ...............................................................................         2,000,000         2,043,040
  Refunding, 6.375%, 7/01/13 ...................................................................         5,000,000         5,467,000
  Refunding, Series A, 5.50%, 7/01/15 ..........................................................         5,000,000         5,280,100
  Refunding, Series A, 5.00%, 7/01/19 ..........................................................         3,500,000         3,508,260
  (b) Series 1999, 4.75%, 7/01/23 ..............................................................         2,000,000         1,935,420
  Series B, 5.25%, 7/01/15 .....................................................................         2,775,000         2,867,824
Phoenix HFC, Mortgage Revenue,
  Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 ...........................................         2,750,000         2,880,020
  Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23 .........................         1,750,000         1,836,870
  Section 8 Project, Refunding, Series A, MBIA Insured, 7.25%, 1/01/23 .........................         2,260,000         2,338,490
Phoenix IDA,
  Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16 ...................         3,500,000         3,806,950
  SFMR, FNMA Insured, 6.30%, 12/01/12 ..........................................................           755,000           802,233
  SFMR, Statewide, Series C, GNMA Secured, 5.30%, 4/01/20 ......................................         2,000,000         2,012,320
Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%, 6/01/09 .........         1,500,000         1,616,985


66


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                      AMOUNT          VALUE
-------------------------------------                                                                   -----------      ----------
(a) LONG TERM INVESTMENTS (CONT.)
Phoenix Street and Highway Revenue,
  ETM, 6.80%, 7/01/03 ..........................................................................       $ 1,000,000       $ 1,120,730
  Refunding, 6.60%, 7/01/07 ....................................................................         5,000,000         5,468,900
Pima County IDA,
  Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital, BIG Insured,
  8.00%, 7/01/13 ...............................................................................            65,000            66,476
  Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital, MBIA Insured,
  6.75%, 7/01/10 ...............................................................................         2,250,000         2,419,785
  MFR, Series A, 6.00%, 12/01/21 ...............................................................         2,720,000         2,875,938
  SFMR, GNMA Secured, 6.40%, 11/01/09 ..........................................................           795,000           841,142
  SFMR, GNMA Secured, 8.125%, 9/01/20 ..........................................................         1,115,000         1,138,382
  SFMR, GNMA Secured, 6.75%, 11/01/27 ..........................................................         3,555,000         3,779,285
  SFMR, Refunding, Series A, 7.625%, 2/01/12 ...................................................         2,975,000         3,104,085
  SFMR, Refunding, Series A, 6.50%, 2/01/17 ....................................................           705,000           745,122
Pima County IDAR,
  MFHR, Housing Ria Nova and Villa Projects, GNMA Secured, 5.20%, 12/20/31 .....................         2,370,000         2,355,022
  Refunding, Series A, MBIA Insured, 5.625%, 4/01/14 ...........................................         2,250,000         2,415,465
Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 .............................         1,410,000         1,514,975
Pima County USD, Tucson Project No. 1, FGIC Insured, 5.875%, 7/01/14 ...........................        21,000,000        22,715,490
Pinal County USD No. 43, Apache Junction Improvement,
  FGIC Insured, Pre-Refunded, 7.15%, 7/01/05 ...................................................           500,000           510,790
  FGIC Insured, Pre-Refunded, 7.20%, 7/01/07 ...................................................           700,000           716,506
  Series A, FGIC Insured, 5.85%, 7/01/15 .......................................................         2,500,000         2,716,775
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
  Pre-Refunded, 9.00%, 7/01/09 .................................................................            75,000            92,932
Puerto Rico Commonwealth GO,
  Pre-Refunded, 6.50%, 7/01/23 .................................................................         4,850,000         5,548,061
  Public Improvement, 5.00%, 7/01/28 ...........................................................        10,000,000         9,818,100
  Public Improvement, Refunding, 5.375%, 7/01/25 ...............................................         1,975,000         2,035,652
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
  5.00%, 7/01/36 ...............................................................................         9,000,000         8,954,100
Puerto Rico Commonwealth IDC, General Purpose Revenue, Series B, 5.375%, 7/01/16 ...............         2,800,000         2,918,132
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
  7.75%, 7/01/08 ...............................................................................         1,550,000         1,584,813
  7.50%, 7/01/09 ...............................................................................           335,000           342,440
Puerto Rico Electric Power Authority Revenue,
  Refunding, Series N, 7.00%, 7/01/07 ..........................................................           745,000           765,905
  Refunding, Series N, 7.125%, 7/01/14 .........................................................         2,205,000         2,267,754
  Refunding, Series O, 7.125%, 7/01/14 .........................................................         1,510,000         1,552,975
  Series X, 6.125%, 7/01/21 ....................................................................        25,720,000        29,380,985
Puerto Rico HFC Revenue,
  MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...................................................         1,215,000         1,262,409
  Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26 .....            40,000            48,806
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ................           490,000           513,775
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Financing Authority Hospital Revenue,
  Dr. Pila Hospital, Refunding, 5.875%, 8/01/12 ................................................         5,225,000         5,637,462
  Hospital Auxilio Mutuo Obligation, Series A, 6.25%, 7/01/24 ..................................         1,950,000         2,162,726
Puerto Rico Public Finance Corp. Commonwealth Appropriation, Series A, 5.00%, 6/01/26 ..........         6,000,000         5,851,320
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
  Refunding, Series A, 5.75%, 1/01/13 ..........................................................         2,435,000         2,607,666
  Refunding, Series A, 5.00%, 1/01/20 ..........................................................         7,500,000         7,480,200
  Series A, 6.00%, 1/01/31 .....................................................................         4,600,000         4,753,732
  Series A, MBIA Insured, 6.00%, 1/01/31 .......................................................         1,845,000         1,902,712
  Series C, 6.20%, 1/01/12 .....................................................................         5,925,000         6,354,326
  Series C, 6.25%, 1/01/19 .....................................................................         9,975,000        10,713,749
  Series D, 6.25%, 1/01/27 .....................................................................         4,890,000         5,250,784
San Luis Municipal Property Corp. Municipal Facilities Revenue, 8.125%, 7/01/19 ................         3,160,000         3,242,602
Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29 .........................         8,000,000         8,707,440
Scottsdale IDA Hospital Revenue, Scottsdale Memorial Hospital, Refunding, Series A,
  AMBAC Insured, 5.70%, 9/01/15 ................................................................         1,250,000         1,298,575
  9/01/18 ......................................................................................         4,045,000         4,202,189


                                                                              67


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                  AMOUNT              VALUE
-------------------------------------                                                                -----------        ------------
(a) LONG TERM INVESTMENTS (CONT.)
Sedona Sewer Sales Tax Revenue, Refunding,
  6.75%, 7/01/07 .............................................................................        $ 3,800,000       $  4,261,396
  7.00%, 7/01/12 .............................................................................          5,000,000          5,463,850
Tucson Airport Authority Revenue, MBIA Insured,
  Series A, 6.875%, 6/01/20 ..................................................................          1,090,000          1,145,732
  Series B, 7.125%, 6/01/15 ..................................................................          1,175,000          1,244,525
  Series B, 7.25%, 6/01/20 ...................................................................          1,125,000          1,192,545
Tucson GO, Series A, 5.375%, 7/01/20 .........................................................          1,800,000          1,857,762
Tucson IDA, MFR,
  La Entrada, Refunding, 7.40%, 7/01/26 ......................................................          1,830,000          1,933,340
  Los Portales Apartments, Refunding, 5.90%, 12/20/31 ........................................          2,000,000          2,103,100
 Tucson Water Revenue, Refunding,
  FGIC Insured, 5.00%, 7/01/19 ...............................................................          2,100,000          2,083,977
  FGIC Insured, 5.125%, 7/01/20 ..............................................................          4,000,000          4,014,520
  FGIC Insured, 5.125%, 7/01/21 ..............................................................          9,030,000          9,056,639
  MBIA Insured, 7.00%, 7/01/10 ...............................................................          2,250,000          2,304,428
University of Arizona System Revenue,
  6.25%, 6/01/11 .............................................................................          1,000,000          1,129,300
  6.35%, 6/01/14 .............................................................................          1,300,000          1,474,200
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
  10/01/13 ...................................................................................          2,500,000          2,562,325
  10/01/22 ...................................................................................          3,750,000          3,762,563
Virgin Islands Water and Power Authority Electric System Revenue, Refunding,
 5.30%, 7/01/18 2,475,000 2,471,832
Virgin Islands Water and Power Authority
 Water System Revenue, Refunding, 5.50%, 7/01/17 1,500,000 1,477,755
Yavapai County GO, USD No. 22 Humboldt, Project of 1995, Series B, MBIA Insured,
  5.60%, 7/01/14 .............................................................................          1,825,000          1,957,459
Yavapai County IDA,
  Hospital Facility Revenue, Yavapai Regional Medical Center, Series A, FSA Insured,
  5.125%, 12/01/13 ...........................................................................          2,000,000          2,053,600
  IDR, Citizens Utilities Co. Project, 5.45%, 6/01/33 ........................................          6,000,000          6,079,380
Yuma County GO,
  Elementary School District No. 1, MBIA Insured, 5.50%, 7/01/14 .............................          2,000,000          2,132,640
  Elementary School District No. 1, Series A, MBIA Insured, 5.75%, 7/01/14 ...................          1,500,000          1,628,625
Yuma IDA,
  Hospital Revenue, Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 ...          2,000,000          2,027,540
  Hospital Revenue, Yuma Regional Medical Center, Refunding, MBIA Insured, 5.50%, 8/01/17 ....          4,000,000          4,203,720
  MFHR, Alexandrite Sands Apartments Project, FHA Insured, 7.60%, 12/01/15 ...................          1,000,000          1,036,060
  MFHR, Alexandrite Sands Apartments Project, FHA Insured, 7.70%, 12/01/29 ...................          2,000,000          2,094,520
                                                                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $825,524,466) .............................................                           875,335,864
                                                                                                                         -----------
(a) SHORT TERM INVESTMENTS .7%
Apache County IDA, IDR, Tucson Electric Power Co. Project, Springerville Project,
  Series A, Weekly VRDN and Put, 3.00%, 12/15/18 .............................................          3,000,000          3,000,000
Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Service Hospital,
  Series B, 2, MBIA Insured, Daily VRDN and Put, 3.25%, 12/01/08 .............................          1,600,000          1,600,000
Maricopa County PCC, PCR, Arizona Public Service Co., Refunding,
  Series A, Daily VRDN and Put, 3.20%, 5/01/29 ...............................................            250,000            250,000
  Series D, Daily VRDN and Put, 3.10%, 5/01/29 ...............................................            500,000            500,000
Pinal County IDA,,
  DATES, Magma-Copper/Newmont Mining Corp., Daily VRDN and Put, 3.20%, 12/01/09 ..............            200,000            200,000
  Magma-Copper/Newmont Mining Corp., Daily VRDN and Put, 3.20%, 12/01/09 .....................            200,000            200,000
                                                                                                                        ------------

 TOTAL SHORT TERM INVESTMENTS (COST $5,750,000) ..............................................                             5,750,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $831,274,466) 99.6% .................................................                           881,085,864
OTHER ASSETS, LESS LIABILITIES .4% ..........................................................                              3,805,022
                                                                                                                        ------------
 NET ASSETS 100.0% ...........................................................................                          $884,890,886
                                                                                                                        ============

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

68


FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN COLORADO TAX-FREE INCOME FUND
                                                                               YEAR ENDED FEBRUARY 28,
                                               -----------------------------------------------------------------------------------
CLASS A                                              1999             1998              1997             1996(1)             1995
---------------------------------------------   -----------       -----------       -----------       -----------      -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     12.11       $     11.80       $     11.84       $     11.38      $     11.94
                                                -----------       -----------       -----------       -----------      -----------
Income from investment operations:
 Net investment income ......................           .60               .63               .66               .67              .67
 Net realized and unrealized gains (losses) .           .02               .39              (.04)              .45             (.57)
                                                -----------       -----------       -----------       -----------      -----------
Total from investment operations ............           .62              1.02               .62              1.12              .10
                                                -----------       -----------       -----------       -----------      -----------
Less distributions from:
 Net investment income ......................          (.60)             (.64)             (.66)             (.66)            (.66)
 Net realized gains .........................          (.08)             (.07)               --                --               --
                                                -----------       -----------       -----------       -----------      -----------
Total distributions .........................          (.68)             (.71)             (.66)             (.66)            (.66)
                                                -----------       -----------       -----------       -----------      -----------
Net asset value, end of year ................   $     12.05       $     12.11       $     11.80       $     11.84      $     11.38
                                                ===========       ===========       ===========       ===========      ===========

Total return* ...............................          5.24%             8.86%             5.44%            10.12%            1.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   301,381       $   266,599       $   236,609       $   215,609      $   194,564
Ratios to average net assets:
 Expenses ...................................           .70%              .71%              .71%              .71%             .70%
 Net investment income ......................          4.93%             5.28%             5.59%             5.73%            5.94%
Portfolio turnover rate .....................         12.60%            22.97%            14.13%            17.58%           28.83%


CLASS C
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................  $    12.17          $    11.84          $    11.87         $    11.40
                                                      ----------          ----------          ----------         ----------
Income from investment operations:
 Net investment income .............................         .54                 .57                 .59                .50
 Net realized and unrealized gains (losses) ........         .02                 .40                (.02)               .46
                                                      ----------          ----------          ----------         ----------
Total from investment operations ...................         .56                 .97                 .57                .96
                                                      ----------          ----------          ----------         ----------
Less distributions from:
 Net investment income .............................        (.54)               (.57)               (.60)              (.49)
 Net realized gains ................................        (.08)               (.07)                 --                 --
                                                      ----------          ----------          ----------         ----------
Total distributions ................................        (.62)               (.64)               (.60)              (.49)
                                                      ----------          ----------          ----------         ----------
Net asset value, end of year .......................  $    12.11          $    12.17          $    11.84         $    11.87
                                                      ============         ==========          ==========         ==========
Total return* ......................................        4.63%               8.39%               4.93%              8.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................  $   21,899          $   10,855          $    5,654         $    1,656
Ratios to average net assets:
 Expenses ..........................................        1.26%               1.27%               1.28%              1.29%**
 Net investment income .............................        4.38%               4.72%               4.99%              5.12%**
Portfolio turnover rate ............................       12.60%              22.97%              14.13%             17.58%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**       Annualized

(1)      For the period May 1, 1995 (effective date) to February 29, 1996 for
         Class C.


                       See notes to financial statements.


                                                                              69


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                     PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                               AMOUNT            VALUE
--------------------------------------                                                              -----------     -----------
(a)  LONG TERM INVESTMENTS 97.7%
Adams County PCR, Public Service Co. of Colorado Project,
    Refunding, AMBAC Insured, 5.10%, 1/01/19 .....................................................  $ 3,500,000     $ 3,482,465
    Series A, Pre-Refunded, 7.375%, 11/01/09 .....................................................      770,000         770,639
Adams County School No.12 GO, FGIC Insured, 5.40%, 12/15/14 ......................................    1,000,000       1,051,910
Arapahoe County Capital Improvements Transportation Fund Highway Revenue,
   Vehicle Registration, Series A, MBIA Insured,
   6.15%, 8/31/26 ................................................................................    8,000,000       8,882,320
Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ....................................      805,000         883,214
Arapahoe County School District No. 2, Refunding, MBIA Insured, 5.70%, 6/01/19 ...................    2,200,000       2,346,256
Arvada IDR, Wanco Inc. Project,
    5.25%, 12/01/07 ..............................................................................      100,000         101,816
    5.80%, 12/01/17 ..............................................................................      480,000         489,178
Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16 .............................    1,000,000       1,052,900
Auraria Higher Education Center Colorado COP, Administrative Office Facility Project,
    AMBAC Insured, 5.125%, 5/01/18 ...............................................................    1,000,000       1,003,920
Aurora COP, Refunding, 6.25%, 12/01/09 ...........................................................    2,850,000       3,117,302
Bayfield School District No. 10, MBIA Insured, Pre-Refunded, 6.65%, 6/01/15 ......................    1,000,000       1,148,050
Boulder County Hospital Revenue, Longmont United Hospital Project,
    5.50%, 12/01/12 ..............................................................................    1,000,000       1,024,370
    5.80%, 12/01/13 ..............................................................................    2,000,000       2,060,760
    5.60%, 12/01/17 ..............................................................................    3,385,000       3,447,623
    5.875%, 12/01/20 .............................................................................    1,285,000       1,326,197
    Pre-Refunded, 8.20%, 12/01/20 ................................................................    3,000,000       3,272,610
Boulder GO, Refunding, 7.20%, 8/15/13 ............................................................    1,250,000       1,280,788
Boulder, Larimer and Weld Counties GO, Vrain Valley School District RE1J, Series A, FGIC Insured,
    5.00%, 12/15/18 ..............................................................................    1,000,000         997,430
    12/15/22 .....................................................................................    7,000,000       6,951,350
Castle Pines Metropolitan District GO, Refunding and Improvement, FSA Insured,
    5.25%, 12/01/15 ..............................................................................    1,900,000       1,964,277
 Colorado Health Facilities Authority Revenue,
    Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 .............................    1,615,000       1,661,254
    Boulder Community Hospital, Refunding, Series B, MBIA Insured, 5.875%, 10/01/23 ..............    1,500,000       1,605,630
    Catholic Health Initiatives, Series A, 5.00%, 12/01/28 .......................................    1,800,000       1,743,012
    Children's Hospital Association Project, MBIA Insured, 5.25%, 10/01/26 .......................    1,000,000       1,015,000
    Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 ..........................      954,000       1,022,135
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 ................    6,570,000       7,099,936
    Covenant Retirement Communities, 6.75%, 12/01/15 .............................................    1,750,000       1,952,685
    Covenant Retirement Communities, 6.75%, 12/01/25 .............................................    4,950,000       5,514,251
    Kaiser Permanente, Series A, 5.35%, 11/01/16 .................................................    8,000,000       8,067,040
    Mercy Medical Center Durango, 6.20%, 11/15/15 ................................................    1,250,000       1,341,463
    National Benevolent Association, Refunding, Series A, 5.20%, 1/01/18 .........................      700,000         685,958
    National Benevolent Association, Refunding, Series A, 5.25%, 1/01/27 .........................    1,180,000       1,149,603
    National Benevolent Association, Series B, 5.25%, 2/01/18 ....................................      750,000         739,358
    National Benevolent Association, Series B, 5.25%, 2/01/28 ....................................    2,500,000       2,434,600
    Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 .......................................      375,000         389,359
    Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 ......................................      885,000         910,346
    Parkview Medical Center Inc. Project, 5.25%, 9/01/18 .........................................    1,660,000       1,630,203
    Parkview Medical Center Inc. Project, 5.30%, 9/01/25 .........................................    1,615,000       1,581,247
    PSL Health System Project, Series B, Pre-Refunded, 8.50%, 2/15/21 ............................    1,000,000       1,114,140
    Sisters of Charity Leavenworth, 5.125%, 12/01/18 .............................................    1,000,000       1,003,480
Colorado HFA,
    GO, Series A, 7.50%, 5/01/29 .................................................................    1,000,000       1,046,630
    MF, Series A, 6.80%, 8/01/14 .................................................................    3,550,000       3,750,540
    MF, Series A, 6.85%, 8/01/24 .................................................................    5,790,000       6,111,113
    MF, Series A, 6.875%, 8/01/30 ................................................................    2,300,000       2,427,121
    MF, Series A-2, 6.00%, 10/01/28 ..............................................................    1,000,000       1,054,060
    MF, Series A-2, FHA Insured, 5.45%, 10/01/29 .................................................    1,000,000       1,005,540
    SF Program, Refunding, Series A-2, MBIA Insured, 5.625%, 11/01/23 ............................    4,000,000       4,100,040
    SF Program, Series A-1, 8.00%, 8/01/17 .......................................................      145,000         148,945
    SF Program, Series A-2, 7.70%, 2/01/23 .......................................................      445,000         464,411
    SF Program, Series A-3, 7.90%, 8/01/21 .......................................................      165,000         170,567


                                                                              70


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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                    AMOUNT           VALUE
--------------------------------------                                                                  ----------       -----------
     LONG TERM INVESTMENTS (CONT.)
Colorado HFA, (cont.)
    SF Program, Series C-2, 7.375%, 8/01/10 ....................................................        $  815,000        $  847,127
    SF Program, Series C-2, 7.85%, 2/01/21 .....................................................           125,000           128,243
Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A,
    MBIA Insured,
    5.25%, 9/01/18 .............................................................................         3,795,000         3,856,213
    5.00%, 9/01/21 .............................................................................         2,000,000         1,960,300
Colorado Springs Airport Revenue, Series A, MBIA Insured, 5.25%, 1/01/22 .......................         2,500,000         2,554,525
Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%,
    12/15/15 ...................................................................................         5,575,000         6,165,393
    12/15/24 ...................................................................................        10,955,000        12,067,590
Colorado Springs Utilities Revenue,
    Refunding and Improvement, Series A, 5.25%, 11/15/22 .......................................         2,000,000         2,023,520
    Refunding and Improvement, Series A, 5.375%, 11/15/26 ......................................         3,340,000         3,401,256
    Series A, 5.75%, 11/15/23 ..................................................................         1,450,000         1,518,672
    Series A, Pre-Refunded, 6.10%, 11/15/24 ....................................................         9,000,000        10,156,950
    System Improvement, Subordinate Lien, Series A, 5.00%, 11/15/27 ............................         5,000,000         4,880,500
Colorado State Board of Agriculture COP, MBIA Insured, 5.35%, 5/01/18 ..........................         1,000,000         1,025,840
Colorado State Board of Agriculture State University Revenue, Refunding,
    5.125%, 3/01/17 ............................................................................         1,000,000         1,014,750
Colorado State Board of
 Community Colleges and Occupational Education Revenue, Red Rocks Community
 College Project, AMBAC Insured, Pre-Refunded,
    6.00%, 11/01/19 ............................................................................         1,090,000         1,179,871
Colorado Water Resource and Power Authority Drinking Water Revenue,
 Series A, 5.30%, 9/01/18 ......................................................................           875,000           885,535
Colorado Water Resource and Power Development Authority, Stagecoach Project,
    Pre-Refunded, 8.00%, 11/01/17 ..............................................................            65,000            67,107
Colorado Water Resource and Power Development Authority Clean Water Revenue, Series A,
    6.15%, 9/01/11 .............................................................................         1,765,000         1,892,574
    6.30%, 9/01/14 .............................................................................         1,000,000         1,084,890
    5.80%, 9/01/17 .............................................................................         2,000,000         2,153,120
Colorado Water Resource and Power Development Authority Small Water Resource Revenue,
    Series A, FGIC Insured, 6.70%, 11/01/12 ....................................................           750,000           827,685
Denver City and County Airport Revenue,
    Series A, 5.60%, 11/15/20 ..................................................................         3,200,000         3,349,952
    Series A, 7.50%, 11/15/23 ..................................................................         3,315,000         3,806,979
    Series A, 8.50%, 11/15/23 ..................................................................         3,645,000         3,945,093
    Series A, Pre-Refunded, 7.50%, 11/15/12 ....................................................         3,000,000         3,448,620
    Series A, Pre-Refunded, 7.50%, 11/15/23 ....................................................           685,000           816,993
    Series A, Pre-Refunded, 8.50%, 11/15/23 ....................................................           355,000           391,022
    Series D, 7.75%, 11/15/13 ..................................................................         1,000,000         1,265,650
    Series E, MBIA Insured, 5.50%, 11/15/25 ....................................................         3,750,000         3,875,325
Denver City and County IDR, University of Denver Project, 7.50%, 3/01/11 .......................         1,880,000         2,006,317
Denver City and County MFHR, The Boston Lofts Project, Series A, 5.75%, 10/01/27 ...............         1,500,000         1,540,590
Denver City and County Revenue,
    Children's Hospital Association Project, FGIC Insured, 6.00%, 10/01/15 .....................         3,150,000         3,389,337
    St. Anthony's Hospital, Sisters of Charity Health Care System, Series A, MBIA Insured,
    Pre-Refunded, 7.75%, 5/01/14 ...............................................................           150,000           152,630
Denver City and County School District No.1 GO, FGIC Insured, 5.00%, 12/01/23 ..................         6,475,000         6,393,027
Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
     Series A, 6.875%, 10/01/32 ................................................................         2,000,000         2,150,780
Donala Water and Sanitary District GO, Improvement, Series B, 6.50%, 12/01/14 ..................           995,000         1,052,481
Douglas County MFR, Housing Mortgage, Parker Hilltop Project, FHA Insured, 5.45%, 8/01/28 ......         2,000,000         2,023,640
Douglas County School District No. 1 GO, Douglas and Elbert Counties, Improvement, Series A,
    MBIA Insured, 6.50%, 12/15/16 ..............................................................           230,000           257,446
    Pre-Refunded, 6.50%, 12/15/16 ..............................................................         2,000,000         2,288,340
Englewood COP, Civic Center Project, MBIA Insured, 5.10%,
    6/01/18 ....................................................................................         2,000,000         1,975,700
    6/01/23 ....................................................................................         3,200,000         3,151,584
Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ........................         5,000,000         5,310,600
Fremont County COP, Lease Purchase, MBIA Insured, 5.30%, 12/15/17 ..............................         1,570,000         1,619,455
Frisco Fire Protection District, Refunding and Improvement, 7.20%, 12/01/05 ....................           250,000           257,658
Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28 ................         1,000,000         1,038,200


                                                                              71


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                 AMOUNT              VALUE
--------------------------------------                                                               ------------       ------------
     LONG TERM INVESTMENTS (CONT.)
Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 ....................................................       $    400,000       $    435,140
    Series A, 6.50%, 10/01/23 ................................................................            800,000            871,592
Guam Power Authority Revenue, Series A, 6.375%, 10/01/08 .....................................          1,000,000          1,086,310
Jefferson County District Wide Sales Tax Revenue, Local ID, MBIA Insured,
     6.30%, 6/01/22 ..........................................................................          7,450,000          7,933,133
Jefferson County GO, School District No R-001, Series A, FGIC Insured,
     5.00%, 12/15/17 .........................................................................          5,000,000          4,999,600
Jefferson County SFMR, Refunding, Series A, MBIA Insured,
     8.875%, 10/01/13 ........................................................................            280,000            296,181
Lakewood MFHR Mortgage, FHA Insured Mortgage,
    6.65%, 10/01/25 ..........................................................................          1,235,000          1,335,418
    6.70%, 10/01/36 ..........................................................................          3,025,000          3,261,767
Larimer County COP, School District No. R1, Poudre, MBIA Insured,
    5.65%, 12/01/16 ..........................................................................          2,300,000          2,461,782
Las Animas County School District No. 1, Refunding,
    6.15%, 12/01/08 ..........................................................................          1,000,000          1,077,580
    6.20%, 12/01/10 ..........................................................................            935,000          1,010,754
Left Hand Water District Revenue, MBIA Insured, 5.70%, 11/15/15 ..............................          1,400,000          1,500,674
Logan County SFMR, Refunding, Series A, 8.50%, 11/01/11 ......................................            235,000            246,962
Metex Metropolitan District GO, Refunding, Series A, MBIA Insured,
 5.80%, 12/01/16 .............................................................................            500,000            542,355
Montrose County COP, 6.35%, 6/15/06 ..........................................................          1,850,000          2,021,088
Mountain College Residence Hall Revenue Authority, MBIA Insured,
 5.75%, 6/01/23 ..............................................................................          3,000,000          3,187,710
Municipal Subdistrict of Northern Colorado Water Conservancy District Revenue, Series G,
     5.25%, 12/01/15 .........................................................................          2,000,000          2,084,960
Platte River Power Authority Revenue, Refunding, Series D-2, MBIA Insured,
     5.375%, 6/01/17 .........................................................................          5,490,000          5,742,650
Postsecondary Educational Facilities Authority Revenue,
    Auraria Foundation Project, FSA Insured, 6.00%, 9/01/15 ..................................          1,000,000          1,090,120
    University of Denver Project, Refunding and Improvement, MBIA Insured,
     5.375%, 3/01/18 .........................................................................          2,500,000          2,581,875
Pueblo County, MBIA Insured, 6.00%, 6/01/16 ..................................................          4,395,000          4,742,029
Pueblo County COP, Public Parking, 6.90%, 7/01/15 ............................................            510,000            534,531
Pueblo County School District No. 70 GO, Pueblo Rural, AMBAC Insured, Pre-Refunded,
     6.40%, 12/01/14 .........................................................................          1,000,000          1,132,980
Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured,
     6.10%, 12/01/15 .........................................................................          1,000,000          1,087,300
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
     Pre-Refunded, 9.00%, 7/01/09 ............................................................             55,000             68,150
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
     5.00%, 7/01/38 ..........................................................................          7,000,000          6,800,220
Puerto Rico Electric Power Authority Revenue, Refunding, Series N, 7.125%, 7/01/14 ...........            155,000            159,411
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue,
Guaynabo Municipal Government, 5.625%, 7/01/22 ...............................................          1,335,000          1,376,412
Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%, 11/01/12 ............            160,000            173,408
Southwestern SFMR, Refunding, Series A, 7.375%, 9/01/11 ......................................            435,000            452,491
Stonegate Village Metropolitan District, Refunding and Improvement, Series A, FSA Insured,
     5.60%, 12/01/25 .........................................................................          4,500,000          4,731,525
Summit County SFMR, Series A, 7.50%, 12/01/11 ................................................            135,000            140,415
Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston Purina Co.,
     Refunding, 7.875%, 9/01/08 ..............................................................          2,750,000          3,348,840
University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
    5.20%, 11/15/17 ..........................................................................          1,000,000          1,013,030
    5.25%, 11/15/22 ..........................................................................          4,000,000          4,071,840
University of Northern Colorado Authority Facilities System Revenue, MBIA Insured,
     5.60%, 6/01/24 ..........................................................................          2,000,000          2,109,120
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ..........................................................................          2,500,000          2,556,075
    5.50%, 10/01/22 ..........................................................................          2,500,000          2,508,375
Westminster City Sales and Use Tax Revenue,
    Refunding and Improvement, FGIC Insured, 7.00%, 12/01/08 .................................          2,000,000          2,123,160
    Storm Project, Refunding and Improvement, Series A, 5.60%, 12/01/16 ......................          1,500,000          1,594,515
Westminster COP, Ice Centre Project, AMBAC Insured, 5.40%, 1/15/23 ...........................          4,400,000          4,483,020
Widefield Water and Sanitary District Water and Sewage Revenue, Refunding and Improvement,
     Series A, MBIA Insured, 5.70%, 12/01/16 .................................................          2,000,000          2,163,540
                                                                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $297,658,251) .............................................                           315,932,160
                                                                                                                         -----------


72


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                               AMOUNT                VALUE
--------------------------------------                                                            ------------          ------------
(a)  SHORT TERM INVESTMENTS .8%
Colorado Health Facilities Authority Revenue,
    Catholic Health Initiatives, Series B, Weekly VRDN and Put, 3.00%, 12/01/25 ........          $  1,600,000          $  1,600,000
    North Colorado Medical Center, Weekly VRDN and Put, 3.00%, 5/15/20 .................             1,100,000             1,100,000
                                                                                                                        ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,700,000) ........................................                                   2,700,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $300,358,251) 98.5% ...........................................                                 318,632,160
 OTHER ASSETS, LESS LIABILITIES 1.5% ...................................................                                   4,647,905
                                                                                                                        ------------
 NET ASSETS 100.0% .....................................................................                                $323,280,065
                                                                                                                        ------------






See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.



                                                                              73


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                                              YEAR ENDED FEBRUARY 28,
CLASS A                                              1999              1998             1997           1996(1)             1995
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $  11.23         $  10.92         $  10.96         $  10.64           $  11.23
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .58              .60              .61              .62                .62
 Net realized and unrealized gains (losses) .           .04              .32             (.02)             .32               (.60)
                                                   -------------------------------------------------------------------------------
Total from investment operations ............           .62              .92              .59              .94                .02
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.58)(2)         (.60)            (.63)            (.62)              (.61)
 In excess of net investment income .........            --             (.01)              --               --                 --
                                                   -------------------------------------------------------------------------------
Total distributions .........................          (.58)            (.61)            (.63)            (.62)              (.61)
                                                   -------------------------------------------------------------------------------
Net asset value, end of year ................      $  11.27         $  11.23         $  10.92         $  10.96           $  10.64
                                                   -------------------------------------------------------------------------------

Total return* ...............................          5.62%            8.62%            5.52%            9.04%               .37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $245,016         $203,643         $183,649         $167,045           $155,623
Ratios to average net assets:
 Expenses ...................................           .72%             .73%             .72%             .73%               .71%
 Net investment income ......................          5.08%            5.41%            5.62%            5.70%              5.83%
Portfolio turnover rate .....................          5.87%           18.54%           14.53%            3.88%             75.72%

CLASS C
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $  11.26         $  10.94         $  10.97         $  10.65
                                                   ------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .52              .55              .60              .47
 Net realized and unrealized gains (losses) .           .03              .31             (.07)             .31
                                                   ------------------------------------------------------------
Total from investment operations ............           .55              .86              .53              .78
                                                   ------------------------------------------------------------
Less distributions from net investment income          (.51)(2)         (.54)            (.56)            (.46)
                                                   ------------------------------------------------------------
Net asset value, end of year ................      $  11.30         $  11.26         $  10.94         $  10.97
                                                   ------------------------------------------------------------

Total return* ...............................          5.02%            8.08%            5.03%            7.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $ 23,443         $  8,636         $  4,149         $  1,656
Ratios to average net assets:
 Expenses ...................................          1.28%            1.29%            1.29%            1.30%**
 Net investment income ......................          4.53%            4.85%            5.01%            5.12%**
Portfolio turnover rate .....................          5.87%           18.54%           14.53%            3.88%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
(**) Annualized 1For the period May 1, 1995 (effective date) to February 29,
     1996 for Class C.
(2) Includes distributions in excess of net investment income in the amount of $.002.

                       See notes to financial statements.

74


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                 PRINCIPAL
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                          AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.7%
Bridgeport GO,
    Series A, 7.25%, 6/01/00 ...........................................................        $   300,000       $    312,663
    Series B, 7.55%, 11/15/00 ..........................................................          1,375,000          1,453,403
    Series B, Pre-Refunded, 7.75%, 11/15/10 ............................................          3,750,000          4,094,325
    Unlimited Tax, ETM, Series A, 7.30%, 3/01/99 .......................................            750,000            750,000
 Connecticut State Development Authority First Mortgage Revenue, Health Care Project,
    Church Homes Inc., Refunding, 5.80%, 4/01/21 .......................................          1,000,000          1,022,150
    Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ......................          1,100,000          1,088,692
 Connecticut State Development Authority PCR, New England Power Co., 7.25%, 10/15/15 ...            750,000            784,260
 Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
    Refunding, Asset Guaranty, 5.00%, 9/01/21 ..........................................          3,840,000          3,758,784
 Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, Pfizer
    Inc. Project, 7.00%, 7/01/25 .......................................................          2,000,000          2,289,580
 Connecticut State Development Authority Water Facility Revenue, Bridgeport
   Hydraulic Co. Project, 6.15%, 4/01/35 ...............................................          1,000,000          1,082,080
    6.00%, 9/01/36 .....................................................................         10,000,000         10,670,700
    Refunding, 7.25%, 6/01/20 ..........................................................          1,000,000          1,055,630
 Connecticut State Health and Educational Facilities Authority Revenue,
    Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 .....................          2,000,000          2,234,720
    Capital Assets, ETM, Series B, 7.00%, 1/01/00 ......................................            635,000            655,314
    Capital Assets, Series C, MBIA Insured, 7.00%, 1/01/20 .............................          1,265,000          1,354,448
    Capital Assets, Series C, MBIA Insured,Pre-Refunded, 7.00%, 1/01/20 ................            200,000            216,590
    Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 .........          1,500,000          1,741,710
    Greenwich Hospital, Series A, MBIA Insured, 5.75%, 7/01/16 .........................          1,000,000          1,083,160
    Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 .........................          2,500,000          2,674,375
    Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 ........................          1,300,000          1,456,546
    Hartford University, Series D, 6.80%, 7/01/22 ......................................          5,000,000          5,278,200
    Hebrew Home and Hospital, Series A, 7.00%, 8/01/30 .................................          1,170,000          1,183,022
    Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ....................          3,800,000          3,726,470
    Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 ....................          7,205,000          7,252,697
    Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 .....................         17,000,000         17,118,490
    Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ..........................            500,000            620,620
    New Britain Memorial Hospital, Series A, Pre-Refunded, 7.75%, 7/01/22 ..............          1,000,000          1,146,740
    New Horizons Village Project, 7.30%, 11/01/16 ......................................          2,905,000          3,377,847
    Quinnipiac College, Series E, FSA Insured, 4.75%, 7/01/24 ..........................          2,000,000          1,925,720
    Quinnipiac College, Refunding, Series E, FSA Insured, 4.75%, 7/01/28 ...............          2,500,000          2,400,500
    Quinnipiac College, Series C, Pre-Refunded, 7.75%, 7/01/20 .........................            960,000          1,034,026
    Sacred Heart University, Refunding, Series C, 6.50%, 7/01/16 .......................          1,000,000          1,137,350
    Sacred Heart University, Refunding, Asset Guaranty, Series E, 5.00%, 7/01/28 .......          7,000,000          6,851,880
    Sacred Heart University, Series C, 6.625%, 7/01/26 .................................          7,000,000          8,077,370
    Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 ....................          1,700,000          1,967,308
    St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ...........................          4,615,000          4,702,039
    St. Mary's Hospital, Refunding, Series E, 5.875%, 7/01/22 ..........................          3,510,000          3,680,024
    St. Mary's Hospital, Series C, Pre-Refunded, 7.375%, 7/01/20 .......................          1,000,000          1,072,960
    Taft School, Series A, Pre-Refunded, 7.375%, 7/01/20 ...............................          1,000,000          1,072,280
    Taft School, Series C, Pre-Refunded, 6.00%, 7/01/16 ................................          2,500,000          2,690,375
    Taft School, Series C, Pre-Refunded, 5.75%, 7/01/26 ................................          3,325,000          3,563,635
    Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ...........................          2,200,000          2,381,258
    Trinity College, Series F, MBIA Insured, 5.00%, 7/01/28 ............................          2,000,000          1,984,640
    Veterans Memorial Medical Center, Series A, MBIA Insured, 5.50%, 7/01/26 ...........          4,210,000          4,377,811
    Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ......................          8,000,000          8,292,080
    Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 .........          4,500,000          4,797,855
    Yale New Haven Hospital, Series F, MBIA Insured, Pre-Refunded, 7.10%, 7/01/25 ......          7,000,000          7,485,940
 Connecticut State HFA, Housing Mortgage Finance Program,
    Series B, 6.75%, 11/15/23 ..........................................................         14,705,000         16,006,098
    Series C-1, 6.60%, 11/15/23 ........................................................            500,000            537,465
    Series C-2, 6.25%, 11/15/18 ........................................................          1,500,000          1,627,395
    Series C-2, 6.70%, 11/15/22 ........................................................          3,765,000          4,004,266
    Series E, 6.30%, 5/15/17 ...........................................................          3,670,000          3,951,562
    Sub Series B-1, 6.30%, 5/15/25 .....................................................            700,000            748,881
    Sub Series B-1, 5.30%, 11/15/28 ....................................................          1,700,000          1,715,589
    Sub Series C-2, 5.85%, 11/15/28 ....................................................          1,495,000          1,560,122
    Sub Series D-1, 5.55%, 11/15/28 ....................................................          1,000,000          1,023,410

                                                                              75


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                           AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Connecticut State HFA, Housing Mortgage Finance Program, (cont.)
    Sub Series E-1, 5.125%, 5/15/21 .....................................................        $  1,255,000        $  1,257,460
    Sub Series E-2, 5.20%, 11/15/21 .....................................................           1,840,000           1,847,342
    Sub Series G-1, 6.20%, 11/15/16 .....................................................           1,335,000           1,393,980
    Sub Series G-1, 5.20%, 11/15/28 .....................................................           5,960,000           6,001,124
 Connecticut State Higher Education Supplemental Loan Authority, Series A,
    7.00%, 11/15/05 .....................................................................             755,000             798,360
    7.20%, 11/15/10 .....................................................................             230,000             242,979
    7.50%, 11/15/10 .....................................................................             375,000             385,181
 Connecticut State Resource Recovery Authority Revenue, Bridgeport Resco Ltd. Partnership
    Project, Series A, 7.625%, 1/01/09 ..................................................             835,000             856,009
 East Haven Bank Qualified GO, Pre-Refunded, 7.00%, 9/15/07 .............................             200,000             207,156
 Eastern Connecticut Resource Recovery Authority Solid Waste Revenue, Wheelabrator
    Lisbon Project, Series A, 5.50%, 1/01/15 ............................................           8,000,000           8,026,960
 Griswold GO, AMBAC Insured, 7.50%, 4/01/06 .............................................             200,000             241,674
 Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 .....................................................................             250,000             274,260
    6.70%, 10/01/23 .....................................................................           1,300,000           1,426,932
 Guam Power Authority Revenue, Series A, 6.75%, 10/01/24 ................................           5,500,000           6,132,225
 New Haven GO, Series A, Pre-Refunded, 7.40%, 3/01/12 ...................................           4,545,000           5,119,761
 Plainfield GO,
    Series 1988, 7.30%, 9/01/10 .........................................................             150,000             164,849
    Series 1991, 7.25%, 9/01/05 .........................................................             335,000             367,766
    Series 1991, 7.30%, 9/01/07 .........................................................             335,000             368,162
    Series 1991, 7.30%, 9/01/09 .........................................................             335,000             368,162
 Puerto Rico Commonwealth GO, Public Improvement, 5.00%, 7/01/28 ........................           5,000,000           4,909,050
(b) Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
    5.00%, 7/01/38 ......................................................................           4,210,000           4,089,847
 Puerto Rico Electric Power Authority Revenue,
    Series P, Pre-Refunded, 7.00%, 7/01/21 ..............................................           2,450,000           2,693,849
    Series T, Pre-Refunded, 6.375%, 7/01/24 .............................................           5,000,000           5,710,250
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ........             775,000             817,059
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities,
 Guaynabo Warehouse, Series A,
    5.15%, 7/01/19 ......................................................................           4,845,000           4,808,469
 Puerto Rico Municipal Finance Agency GO, Series A, 6.50%, 7/01/19 ......................           5,000,000           5,588,350
 Stratford GO, Unlimited Tax, Pre-Refunded, 7.30%, 3/01/12 ..............................           1,130,000           1,235,418
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13 ............................................................................           2,500,000           2,562,325
    10/01/22 ............................................................................           2,500,000           2,508,375
 Virgin Islands Water and Power Authority Electric System Revenue,
    Refunding, 5.30%, 7/01/18 ...........................................................           1,500,000           1,498,080
    Refunding, 5.30%, 7/01/21 ...........................................................           1,000,000             992,160
    Series A, Pre-Refunded, 7.40%, 7/01/11 ..............................................           6,065,000           6,616,305
 Waterbury GO, Pre-Refunded,
    7.25%, 3/01/03 ......................................................................             785,000             857,479
    7.25%, 3/01/04 ......................................................................             785,000             857,479
    7.50%, 3/01/07 ......................................................................             780,000             855,746
 TOTAL LONG TERM INVESTMENTS (COST $247,013,211) ........................................                             262,233,638
                                                                                                                     ------------
(a) SHORT TERM INVESTMENTS 1.2%
 Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
 Series T-1, Weekly VRDN and Put,
    2.85%, 7/01/29 ......................................................................           2,900,000           2,900,000
 Connecticut State Special Tax Obligation Revenue, Weekly VRDN and Put, 2.70%, 12/01/10 .             400,000             400,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $3,300,000) .........................................                               3,300,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $250,313,211) 98.9% ............................................                             265,533,638
 OTHER ASSETS, LESS LIABILITIES 1.1% ....................................................                               2,925,407
                                                                                                                     ------------
 NET ASSETS 100.0% ......................................................................                            $268,459,045
                                                                                                                     ------------

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

76


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                               YEAR ENDED FEBRUARY 28,
                                                           1999            1998           1997          1996         1995
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $  11.25       $  10.94       $  10.95       $ 10.48      $ 10.80
                                                         ------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................          .51            .53            .55           .55          .54
 Net realized and unrealized gains (losses) ........          .06            .33           (.01)          .47         (.33)
                                                         ------------------------------------------------------------------
Total from investment operations ...................          .57            .86            .54          1.02          .21
                                                         ------------------------------------------------------------------
Less distributions from net investment income ......         (.52)          (.55)          (.55)         (.55)        (.53)
                                                         ------------------------------------------------------------------
Net asset value, end of year .......................     $  11.30       $  11.25       $  10.94       $ 10.95      $ 10.48
                                                         ------------------------------------------------------------------

Total return* ......................................         5.17%          8.02%          5.12%         9.93%        (.20%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................     $195,598       $139,545       $104,715       $85,967      $73,977
Ratios to average net assets:
 Expenses ..........................................          .75%           .75%           .68%          .65%         .56%
 Expenses excluding waiver and payments by affiliate          .78%           .82%           .84%          .85%         .84%
 Net investment income .............................         4.53%          4.83%          5.16%         5.12%        5.25%
Portfolio turnover rate ............................        16.57%         23.32%         22.54%         3.35%       38.46%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

                       See notes to financial statements.

                                                                              77


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                   PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.2%
BONDS 97.1%
ALABAMA .6%
Morgan County Decatur Health Care Authority Hospital Revenue, Refunding, Connie Lee
 Insured, 5.80%, 3/01/04 ....................................................................     $1,000,000    $ 1,084,050
                                                                                                                -----------
ALASKA .3%
Alaska State HFC, Collateral, Veteran's Mortgage Program, First Series, 5.80%, 6/01/04 ......        445,000        470,232
Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project, Refunding, 6.50%,
 12/01/02 ...................................................................................        170,000        182,187
                                                                                                                -----------
                                                                                                                    652,419
                                                                                                                -----------
ARIZONA 1.0%
Maricopa County COP, 5.625%, 6/01/00 ........................................................        640,000        652,461
Maricopa County GO, School District No. 40, Glendale Improvement, 6.10%, 7/01/08 ............      1,000,000      1,099,950
Mohave County IDA, Hospital Systems Revenue, Medical Environments Inc., Phoenix Hospital
 and Medical Center, Refunding, ETM, 6.00%, 7/01/00 .........................................        200,000        207,212
Phoenix HFC, Mortgage Revenue, Project A, Refunding, MBIA Insured, 6.00%, 7/01/02 ...........         40,000         41,782
                                                                                                                -----------
                                                                                                                  2,001,405
                                                                                                                -----------
CALIFORNIA 7.4%
ABAG Finance Corp. COP, ABAG XXVI, Series B, 6.30%, 10/01/02 ................................        100,000        107,765
Bakersfield PFA Revenue, Refunding, Series A, 5.80%, 9/15/05 ................................      3,000,000      3,198,120
California Educational Facilities Authority Revenue, Pooled College and University Financing,
 Refunding, Series B, 5.90%, 6/01/03 ........................................................      1,500,000      1,610,130
California Statewide CDA Revenue, COP, Health Facilities, Barton Memorial Hospital,
 Refunding, Series B, 6.40%, 12/01/05 .......................................................        300,000        322,338
California Statewide Communities Development Corp. COP, Pacific Homes, Series A, 5.90%,
 4/01/09 ....................................................................................      1,000,000      1,077,210
Coastside County Water District 1915 Act GO, Crystal Springs Project, Refunding,
   5.10%, 9/02/03 ...........................................................................        500,000        513,115
   5.30%, 9/02/05 ...........................................................................        625,000        633,200
Fresno Joint Powers Financing Authority Local Agency Revenue, Refunding, Series A, 6.00%,
   9/02/01 ..................................................................................      1,000,000      1,029,110
Los Angeles County Transport Commission COP, Series B, 5.90%, 7/01/00 .......................        100,000        103,570
San Diego Port Facilities Revenue, National Steel and Shipbuilding Co., Refunding, 6.60%,
   12/01/02 .................................................................................        100,000        104,975
San Francisco City and County RDA, Mortgage Revenue, Refunding, Series A, MBIA Insured,
   6.125%, 7/01/02 ..........................................................................         50,000         50,377
San Francisco Downtown Parking Corp. Parking Revenue, 6.25%, 4/01/04 ........................        200,000        222,174
San Joaquin County COP, General Hospital Project, 5.90%, 9/01/03 ............................        200,000        215,576
San Ramon Valley USD, COP, Measure A, Capital Project, Series A, 5.95%, 10/01/01 ............      1,535,000      1,570,305
Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1,
   5.00%, 9/02/06 ...........................................................................        465,000        468,469
   5.25%, 9/02/11 ...........................................................................      1,000,000        999,090
Snowline Joint USD, COP, ETM,
   5.60%, 7/01/01 ...........................................................................        260,000        273,281
   5.70%, 7/01/02 ...........................................................................        275,000        293,835
   5.80%, 7/01/03 ...........................................................................        290,000        315,340
Solano County COP, Justice Facility and Public Building Project, Refunding, 5.875%, 10/01/05         400,000        421,292
Southern California Rapid Transit District Revenue, Special Benefit AD A2, 6.00%, 9/01/02 ...        100,000        106,798
Susanville PFA Revenue, Series A, AMBAC Insured,
   5.90%, 9/01/02 ...........................................................................         25,000         26,398
   6.00%, 9/01/03 ...........................................................................        100,000        105,810
Tahoe City PUD, COP, Capital Facilities Project, Series B, 6.05%, 6/01/01 ...................        500,000        523,950
Tuolumne County COP, Multiple Facilities Project, 6.00%, 6/01/99 ............................        100,000        100,680
                                                                                                                 14,392,908
                                                                                                                -----------
COLORADO 3.9%
Adams County School No 12 COP, Adams Twelve Five Star Schools, MBIA Insured, 4.90%, 12/15/13       2,400,000      2,379,912
Denver City and County Airport Revenue,
   Series A, 7.00%, 11/15/99 ................................................................      3,000,000      3,071,760
   Series C, 6.25%, 11/15/00 ................................................................        335,000        348,085
Montrose County COP, 6.20%, 6/15/03 .........................................................      1,500,000      1,609,680
Summit County Recreational Facilities Revenue, Copper Mountain, Mandatory put, 10/01/99,
 Refunding, 5.90%, 4/01/17 ..................................................................        255,000        258,374
                                                                                                                -----------
                                                                                                                  7,667,811
                                                                                                                -----------

78


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS
BONDS (CONT.)
CONNECTICUT 3.9%
 Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart
  University, Refunding, Series C, 6.00%, 7/01/05 .............................................     $   560,000     $   608,339
 Connecticut State HFA, Housing Mortgage Finance Program, Series C-2, 6.00%, 11/15/10 .........       2,000,000       2,151,980
 Stamford Housing Authority MFR, Fairfield Apartments Project, 4.75%, 12/01/28 ................       5,000,000       4,957,150
                                                                                                                    -----------
                                                                                                                      7,717,469
                                                                                                                    -----------
FLORIDA 7.9%
Alachua County Health Facilities Authority Revenue, Santa Fe Health Systems Project,
  Pre-Refunded, 6.875%, 11/15/02 ..............................................................         100,000         104,852
 Gateway Services District Revenue, Transportation Roadway Service Charges, 8.50%, 5/01/04 ....       1,240,000       1,375,693
 Meadow Pointe II CDD, Capital Improvement Revenue,
    6.00%, 7/01/01 ............................................................................       1,750,000       1,772,138
    Series A, 5.25%, 8/01/03 ..................................................................       2,445,000       2,414,633
 Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ......................       1,000,000       1,061,700
 Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
    Program 1, Refunding, 6.60%, 11/01/03 .....................................................         405,000         432,998
    Program 2, Refunding, 6.60%, 11/01/03 .....................................................         320,000         342,122
 Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care Inc. Project,
    6.20%, 12/01/08 ...........................................................................         275,000         293,406
    6.30%, 12/01/09 ...........................................................................         580,000         619,771
(c) Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A,
    6.375%, 2/15/07 ...........................................................................       1,400,000       1,092,000
 Pembroke Pines Special Assessment, No. 9, 5.75%, 11/01/05 ....................................         785,000         839,950
 Port Saint Lucie Special Assessment Revenue, Utility Service Area No. 3 and 4-A, MBIA
  Insured, 5.00%, 10/01/13 ....................................................................       5,000,000       5,136,300
                                                                                                                    -----------
                                                                                                                     15,485,563
                                                                                                                    -----------
 GEORGIA 2.9%
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%, 12/01/13 ...       1,020,000       1,021,683
 Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc. Project,
  Refunding, 6.85%, 11/01/07 ..................................................................         100,000         108,200
 Macon-Bibb County Urban Development Authority Revenue, MF Housing, Refunding, Series
  A, MBIA Insured, 5.00%, 1/01/07 .............................................................       1,290,000       1,326,081
 Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%, 11/01/07        3,105,000       3,308,781
                                                                                                                    -----------
                                                                                                                      5,764,745
                                                                                                                    -----------
 HAWAII 2.8%
 Hawaii State Department of Budget and Finance Special Purpose Revenue,
    Kaiser Permanente, Series A, 5.10%, 3/01/14 ...............................................       5,000,000       4,963,750
 Kapi'Olani Health Obligation, 5.60%, 7/01/06 .................................................         500,000         537,850
                                                                                                                    -----------
                                                                                                                      5,501,600
                                                                                                                    -----------
 ILLINOIS 3.1%
 Chicago O'Hare International Airport Special Facilities Revenue, United Air Lines Project,
  Refunding, Series A, 5.35%, 9/01/16 .........................................................       2,000,000       1,993,240
 Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 ........         850,000         907,596
 Illinois HDA Revenue, Homeowner Mortgage, Sub Series A-1, 6.10%, 2/01/05 .....................         360,000         383,821
 Illinois Health Facilities Authority Revenue,
    St. Elizabeth's Hospital, 6.00%, 7/01/05 ..................................................         425,000         458,040
    Victory Health Services, Series A, 5.25%, 8/15/09 .........................................       1,170,000       1,204,211
 Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
  Convention Center, 5.75%, 7/01/06 ...........................................................       1,000,000       1,070,840
                                                                                                                    -----------
                                                                                                                      6,017,748
                                                                                                                    -----------
 INDIANA 3.1%
 Franklin EDR, Hoover Universal Inc. Project, Johnson Controls, Refunding, 6.10%, 12/01/04 ....       2,000,000       2,179,240
 Indianapolis Local Public Improvement Bond, Refunding, Series D, 6.10%, 2/01/02 ..............         100,000         106,562
 Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ........       3,500,000       3,685,535
                                                                                                                    -----------
                                                                                                                      5,971,337
                                                                                                                    -----------
 IOWA .1%
 Iowa State Financial Authority Hospital Facilities Revenue, Trinity Regional Hospital Project,
  Refunding, ETM, 6.50%, 7/01/00 ..............................................................         200,000         206,028
                                                                                                                    -----------
 KANSAS .8%
 Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
  Hospital, Series Z, 4.70%, 12/15/09 .........................................................       1,635,000       1,622,607
                                                                                                                    -----------

                                                                              79


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
KENTUCKY 1.4%
Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project, Series
  A, 6.75%, 2/01/02 ........................................................................     $  100,000     $  106,182
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
 Regional Health Center Facility, Refunding and Improvement,
   5.70%, 10/01/10 .........................................................................      1,000,000      1,052,850
   5.75%, 10/01/11 .........................................................................      1,500,000      1,579,080
                                                                                                                ----------
                                                                                                                 2,738,112
                                                                                                                ----------
LOUISIANA 3.1%
Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B, 6.375%,
   11/01/02 ................................................................................         15,000         15,789
Louisiana Public Facilities Authority Revenue, Student Loan, Refunding, Series A-1,
   6.20%, 3/01/01 ..........................................................................         80,000         83,030
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, First Stage, Loop Inc.,
 Refunding, Series B, 6.20%, 9/01/03 .......................................................        100,000        107,605
St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ...............      6,000,000      5,951,160
                                                                                                                ----------
                                                                                                                 6,157,584
                                                                                                                ----------
MARYLAND .1%
Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding,
 Series A, 6.75%, 8/01/02 ..................................................................        160,000        171,990
                                                                                                                ----------

MASSACHUSETTS 4.5%
Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill
 Project, Refunding, Series A,
   4.95%, 12/01/06 .........................................................................      2,500,000      2,541,625
   5.15%, 12/01/07 .........................................................................      2,000,000      2,006,120
   5.20%, 12/01/08 .........................................................................      2,000,000      2,006,360
Massachusetts State Industrial Finance Agency Revenue, Youville Senior Care, Series D,
   5.50%, 10/01/12 .........................................................................      1,745,000      1,795,692
New England Educational Loan Marketing Corp. Student Loan Revenue, Refunding, Series
   B, 5.60%, 6/01/02 .......................................................................        415,000        432,679
                                                                                                                ----------
                                                                                                                 8,782,476
                                                                                                                ----------
MICHIGAN 1.2%
Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial
  Hospital, Refunding, Series B,
   5.30%, 11/01/07 .........................................................................        815,000        839,466
   5.625%, 11/01/14 ........................................................................        350,000        356,293
Detroit GO, Refunding, Series B, 6.375%, 4/01/06 ...........................................      1,000,000      1,110,830
                                                                                                                ----------
                                                                                                                 2,306,589
                                                                                                                ----------
MINNESOTA .1%
Minneapolis CDA, Supported Development Revenue, Common Bond Fund, Series 91-5A,
7.20%, 12/01/04 ............................................................................        200,000        216,504
                                                                                                                ----------
MISSISSIPPI .4%
Mississippi Development Bank Special Obligation, Oktibbeha County Hospital Revenue
 Project, Refunding, 5.65%, 7/01/06 ........................................................        725,000        765,847
                                                                                                                ----------
MISSOURI 3.2%
Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%, 12/01/08       3,000,000      2,976,960
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Park
 Lane Medical Center, Series A, 4.70%, 1/01/04 .............................................      1,200,000      1,239,144
Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association, 5.10%,
  5/15/10 ..................................................................................      1,420,000      1,442,933
West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding, 5.00%, 11/15/04        560,000        571,928
                                                                                                                ----------
                                                                                                                 6,230,965
                                                                                                                ----------
NEBRASKA .8%
Omaha Stadium Facilities Corp. Lease Revenue, Rosenblatt Stadium Project, Series A,
  4.90%, 11/01/13 ..........................................................................      1,100,000      1,107,711
Wayne State College Revenue, Student Fees and Facilities, Refunding, MBIA Insured,
  5.05%, 7/01/10 ...........................................................................        365,000        372,132
                                                                                                                ----------
                                                                                                                 1,479,843
                                                                                                                ----------
NEVADA 1.9%
Clark County Nevada PCR, Nevada Power Co. Project, Refunding, Series D, 5.30%, 10/01/11 ....      1,500,000      1,512,585
Sparks RDA, Tax Allocation Revenue, Refunding, Asset Guaranty, 5.15%, 1/15/08 ..............      2,110,000      2,199,844
                                                                                                                ----------
                                                                                                                 3,712,429
                                                                                                                ----------

80


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW HAMPSHIRE 2.3%
 New Hampshire Higher Education and Health Facilities Authority Revenue, New Hampshire
  Catholic Charities, Refunding, Series A,
 5.10%, 8/01/04 ...........................................................................     $1,385,000    $ 1,404,529
 New Hampshire State Business Finance Authority PCR, United Illumination, Mandatory put,
  2/01/04, Refunding, Series A,
 4.55%, 7/01/27 ...........................................................................      3,000,000      2,984,250
                                                                                                              -----------
                                                                                                                4,388,779
                                                                                                              -----------
 NEW JERSEY 1.1%
 Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
 5.90%, 1/01/15 ...........................................................................      1,000,000        995,830
 New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02 .................         70,000         73,403
 New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center,
  Refunding, ETM, Series C, FSA Insured,
  5.80%, 7/01/04 ..........................................................................      1,000,000      1,098,110
                                                                                                              -----------
                                                                                                                2,167,343
                                                                                                              -----------
 NEW YORK 10.1%
 Metropolitan Transportation Authority Commuter Facilities Revenue, Services Contract,
  Refunding, Series R, 5.50%, 7/01/11 .....................................................      2,215,000      2,368,721
 New York City GO,
    ETM, Series B, 6.25%, 10/01/01 ........................................................         25,000         26,712
    Pre-Refunded, 6.50%, 8/01/04 ..........................................................        105,000        115,726
    Refunding, Series H, 5.90%, 8/01/09 ...................................................        500,000        555,695
    Refunding, Series J, 6.00%, 8/01/08 ...................................................      3,000,000      3,370,830
    Series B, 6.25%, 10/01/01 .............................................................         75,000         79,925
    Series C, 6.50%, 8/01/04 ..............................................................        410,000        449,389
    Series C, 6.50%, 8/01/07 ..............................................................      1,515,000      1,647,850
    Series C, Pre-Refunded, 6.50%, 8/01/07 ................................................        335,000        369,220
    Series H, 7.00%, 2/01/05 ..............................................................         30,000         32,911
    Series H, Pre-Refunded, 7.00%, 2/01/05 ................................................        220,000        243,463
    Series J, 6.00%, 2/15/04 ..............................................................      1,000,000      1,087,580
 New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 2/15/06 .....      2,500,000      2,664,950
 New York City IDA, Civic Facility Revenue, New York Blood Center Inc. Project, ETM,
    6.80%, 5/01/02 ........................................................................         90,000         95,311
 New York State Dormitory Authority Revenue, Mental Health Services Facilities Improvement,
  Refunding, Series D, 5.60%, 2/15/07 .....................................................        140,000        152,044
 New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05      1,000,000      1,084,040
 New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
    5.75%, 4/01/08 ........................................................................        500,000        547,040
    5.75%, 4/01/09 ........................................................................      1,150,000      1,248,659
 Pre-Refunded, 5.90%, 4/01/08 .............................................................      1,000,000      1,120,180
 Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue, Refunding,
  ETM, 6.20%, 4/01/00 .....................................................................        100,000        103,150
 Port Authority of New York and New Jersey Special Obligation Revenue, 3rd Installment,
 7.00%, 10/01/07 ..........................................................................      1,000,000      1,161,550
 Ulster County Resource Recovery Agency Solid Waste System Revenue, 5.90%, 3/01/07 ........      1,100,000      1,171,225
                                                                                                              -----------
                                                                                                               19,696,171
                                                                                                              -----------
 OHIO .9%
 Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
  Refunding,
    5.25%, 7/01/08 ........................................................................        575,000        572,027
    5.40%, 7/01/10 ........................................................................        775,000        768,467
    5.50%, 7/01/11 ........................................................................        500,000        497,745
                                                                                                              -----------
                                                                                                                1,838,239
                                                                                                              -----------
 OKLAHOMA 1.5%
 Jackson County Memorial Hospital Authority Revenue, Jackson County Memorial Hospital
  Project, Refunding, 6.75%, 8/01/04 ......................................................      1,775,000      1,878,358
 Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
   5.75%, 8/15/06 .........................................................................      1,000,000      1,039,210
                                                                                                              -----------
                                                                                                                2,917,568
                                                                                                              -----------
 OREGON 1.1%
 Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project,
  Refunding, 6.00%, 11/01/06 ..............................................................        500,000        522,720
 Hillsborough Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 ...........      1,000,000      1,057,110
 Port Umpqua PCR, International Paper Co. Project, Refunding, Series A, 5.05%, 6/01/09 ....        500,000        517,355
                                                                                                              -----------
                                                                                                                2,097,185
                                                                                                              -----------

                                                                              81


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS
BONDS (CONT.)
PENNSYLVANIA 3.1%
 Cambria County Hospital Development Authority Revenue, Conemaugh Valley Memorial Hospital,
  Refunding and Improvement,
 Series B, Connie Lee Insured, 5.90%, 7/01/03 .................................................     $   100,000     $   108,758
 Chartiers Valley Industrial and Commercial Development Authority Revenue, First Mortgage,
  Asbury Place Project, 6.25%, 2/01/06 ........................................................         270,000         285,306
 Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%, 7/01/07       1,135,000       1,154,704
 Northeastern Hospital and Educational Authority College Revenue, Kings College Project,
  Refunding, Series B, 5.60%, 7/15/03 .........................................................         410,000         430,492
 Philadelphia Gas Works Revenue,
    First Series C, FSA Insured, 5.00%, 7/01/13 ...............................................       1,680,000       1,707,451
    Refunding, Series A, 5.70%, 7/01/00 .......................................................         300,000         307,137
    Refunding, Series A, 5.80%, 7/01/01 .......................................................         300,000         312,819
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
  Pre-Refunded, 6.50%, 1/01/10 ................................................................       1,685,000       1,732,399
                                                                                                                    -----------
                                                                                                                      6,039,066
                                                                                                                    -----------
 SOUTH CAROLINA .5%
 Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding, AMBAC
   Insured, 5.25%, 1/01/10 ....................................................................       1,000,000       1,055,750
                                                                                                                    -----------

 SOUTH DAKOTA .5%
 South Dakota HDA Revenue, Homeownership Mortgage, Series D, 6.05%, 5/01/04 ...................         990,000       1,057,082

 TENNESSEE .9%
 Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal
  Express Corp., Refunding, 5.35%, 9/01/12 ....................................................       1,000,000       1,041,030
 Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment Inc.,
  Refunding and Improvement, 6.00%, 5/01/03 ...................................................         750,000         783,810
                                                                                                                    -----------
                                                                                                                      1,824,840
                                                                                                                    -----------
 TEXAS 4.0%
 Abilene Higher Educational Facilities Corp.,
    ETM, 5.90%, 10/01/05 ......................................................................          65,000          72,277
    Higher Education Revenue, Abilene Christian, Refunding and Improvement, 5.90%, 10/01/05 ...         720,000         781,078
 Houston Airport System Revenue, sub. lien, Series B, 4.80%, 7/01/13 ..........................       2,000,000       1,971,360
 Houston ISD, Refunding, 5.50%, 8/15/09 .......................................................       1,000,000       1,044,400
 North Central Health Facility Development Corp. Revenue, C.C. Young Memorial Home Project,
  Refunding, Series C, 6.10%, 2/15/06 .........................................................         400,000         431,144
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%, 11/01/10 .       2,500,000       2,559,550
 Travis County GO, Refunding, 5.00%, 3/01/11 ..................................................       1,000,000       1,029,110
                                                                                                                    -----------
                                                                                                                      7,888,919
                                                                                                                    -----------
 US TERRITORIES 6.3%
 District of Columbia GO,
    ETM, Series A, 5.875%, 6/01/05 ............................................................          30,000          32,992
    Refunding, Series A, 5.875%, 6/01/05 ......................................................         670,000         719,989
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series Q, 5.90%, 7/01/01 .......................................................         100,000         105,223
    Series T, 6.00%, 7/01/04 ..................................................................       1,345,000       1,476,904
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.30%, 10/01/11       5,000,000       5,082,050
 Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    5.00%, 7/01/03 ............................................................................         500,000         509,505
    4.875%, 7/01/06 ...........................................................................       2,000,000       2,007,820
    5.00%, 7/01/09 ............................................................................       2,400,000       2,394,096
                                                                                                                    -----------
                                                                                                                     12,328,579
                                                                                                                    -----------
 UTAH .5%
 Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12 ...............         340,000         347,344
 Utah State HFA, SFM, Refunding, 5.85%, 7/01/08 ...............................................         575,000         614,129
                                                                                                                    -----------
                                                                                                                        961,473
                                                                                                                    -----------
 VIRGINIA 4.8%
 Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 5.85%, 9/01/04 .......       2,800,000       3,028,872
 Virginia State GO, 5.00%, 6/01/09 ............................................................       1,000,000       1,061,640

82


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 VIRGINIA (CONT.)
 Virginia State HDA,
    Commonwealth Mortgage, Sub Series C-7, 5.60%, 1/01/03 .................................     $  1,695,000      $ 1,776,157
    Commonwealth Mortgage, Sub Series C-7, 5.70%, 1/01/04 .................................        1,475,000        1,554,680
    MF Housing, Series B, 5.15%, 11/01/12 .................................................        1,905,000        1,938,311
                                                                                                                 ------------
                                                                                                                    9,359,660
                                                                                                                 ------------
 WASHINGTON 3.6%
(b) Grant County PUD No. 2, Priest Rapids Hydroelectric Revenue, Second Series, Series A,
  MBIA Insured, 5.00%, 1/01/14 ............................................................        1,095,000        1,075,805
 Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 .............          600,000          645,192
 Spokane Downtown Foundation Parking Revenue, River Park Square Project, Asset Guaranty
  Insured, 5.00%, 8/01/08 .................................................................        3,000,000        3,095,340
 Washington State Public Power Supply System Revenue,
    Nuclear Project No. 1, Refunding, Series A, AMBAC Insured, 5.70%, 7/01/09 .............        1,000,000        1,092,510
    Nuclear Project No. 2, Refunding, Series A, 5.375%, 7/01/10 ...........................        1,000,000        1,040,110
                                                                                                                 ------------
                                                                                                                    6,948,957
                                                                                                                 ------------
 WEST VIRGINIA .8%
 West Virginia Public Energy Authority Energy Revenue, Morgantown Association Project,
   Series A, 5.05%, 7/01/08 ...............................................................        1,500,000        1,535,595
                                                                                                                 ------------
 WISCONSIN .6%
 Wisconsin State GO, Refunding, Series 1, 5.50%, 5/01/10 ..................................        1,000,000        1,078,230
                                                                                                                  -----------
 TOTAL BONDS ..............................................................................                       189,831,465
                                                                                                                 ------------
(d) ZERO COUPON BONDS 1.1%
 CALIFORNIA
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
  Refunding, Series A, 1/15/17 ............................................................        3,000,000        2,101,590
                                                                                                                 ------------
 TOTAL LONG TERM INVESTMENTS (COST $184,761,831) ..........................................                       191,933,055
                                                                                                                 ------------
(a) SHORT TERM INVESTMENTS 1.3%
 Hawaii State Housing Finance and Development Corp. Revenue, Rental Housing System,
 Series A, Weekly VRDN and Put,
 3.00%, 7/01/24 ...........................................................................          300,000          300,000
 Irvine 1915 Act, AD No. 93, Daily VRDN and Put, 2.75%, 9/02/23 ...........................        1,200,000        1,200,000
 Lake Charles Harbor and Terminal District Revenue Updates, Reynolds Metal Company Project,
  Weekly VRDN and Put, 2.20%, 5/01/06 .....................................................          100,000          100,000
 North Carolina Medical Care Commission Revenue, Carol Woods Project, Daily VRDN and
  Put, 3.00%, 4/01/21 .....................................................................          700,000          700,000
 Perry County PCR, Leaf River Forest Project, Refunding, Daily VRDN and Put, 3.20%, 3/01/02          300,000          300,000
                                                                                                                 ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,600,000) ...........................................                         2,600,000
                                                                                                                 ------------
 TOTAL INVESTMENTS (COST $187,361,831) 99.5% ..............................................                       194,533,055
 OTHER ASSETS, LESS LIABILITIES .5% .......................................................                         1,065,313
                                                                                                                 ------------
 NET ASSETS 100.0% ........................................................................                      $195,598,368
                                                                                                                 ------------

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
(c) See Note 6 regarding defaulted securities.
(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

                       See notes to financial statements.

                                                                              83


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                                   YEAR ENDED FEBRUARY 28,
CLASS A                                                    1999(2)           1998            1997           1996          1995
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    11.68       $    11.21     $    11.19     $    10.74    $    11.25
                                                         ------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................          .66              .69            .71            .74           .74
 Net realized and unrealized gains (losses) ..........         (.18)             .47            .04            .45          (.51)
                                                         ------------------------------------------------------------------------
Total from investment operations .....................          .48             1.16            .75           1.19           .23
                                                         ------------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................         (.65)            (.68)          (.73)(1)       (.74)         (.74)
 In excess of net investment income ..................           --             (.01)            --             --            --
 Net realized gains ..................................         (.02)              --             --             --            --
                                                         ------------------------------------------------------------------------
Total distributions ..................................         (.67)            (.69)          (.73)          (.74          (.74)
                                                         ------------------------------------------------------------------------
Net asset value, end of year .........................   $    11.49       $    11.68     $    11.21     $    11.19    $    10.74
                                                         ------------------------------------------------------------------------

Total return* ........................................         4.21%           10.64%          7.01%         11.35          2.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $5,988,204       $5,742,939     $4,505,258     $3,787,147    $3,287,270
Ratios to average net assets:
 Expenses ............................................          .62%             .61%           .62%           .61           .60%
 Net investment income ...............................         5.64%            5.98%          6.41%          6.68          6.92%
Portfolio turnover rate ..............................        18.55%           15.84%          6.98%          9.23         15.89%

CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $11.51
                                                             -------
Income from investment operations-net investment
  income .............................................          .11
Less distributions from net investment income ........         (.10)
                                                             -------
Net asset value, end of period .......................       $11.52
                                                             -------

Total return* ........................................          .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) $15,487 Ratios
 to average net assets:
 Expenses ............................................         1.18%**
 Net investment income ...............................         5.06%**
Portfolio turnover rate ..............................        18.55%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
(**) Annualized.
(1) Includes distributions in excess of net investment income in the amount of $.008.
(2) For the period January 1, 1999 (effective date) to February 28, 1999 for Class B.

84


FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONT.)


                                                                        YEAR ENDED FEBRUARY 28,
CLASS C                                              1999               1998              1997            1996(1)
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........        $  11.75          $  11.26          $  11.24          $ 10.81
                                                   --------------------------------------------------------------
Income from investment operations:
 Net investment income ....................             .60               .63               .66              .56
 Net realized and unrealized gains (losses)            (.18)              .48               .03              .42
                                                   --------------------------------------------------------------
Total from investment operations ..........             .42              1.11               .69              .98
                                                   --------------------------------------------------------------
Less distributions from:
 Net investment income ....................            (.59)             (.62)             (.67)(2)           (.55)
 Net realized gains .......................            (.02)               --                --               --
                                                   --------------------------------------------------------------
Total distributions .......................            (.61)             (.62)             (.67)            (.55)
                                                   --------------------------------------------------------------
Net asset value, end of year ..............        $  11.56          $  11.75          $  11.26          $ 11.24
                                                   --------------------------------------------------------------

Total return* .............................            3.69%            10.15%             6.36%            9.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........        $631,974          $423,264          $194,400          $48,163
Ratios to average net assets:
 Expenses .................................            1.18%             1.18%             1.18%            1.18%**
 Net investment income ....................            5.07%             5.38%             5.78%            6.07%**
Portfolio turnover rate ...................           18.55%            15.84%             6.98%            9.23%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
(**) Annualized
(1)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.
(2) Includes distributions in excess of net investment income in the amount of $.003.

                       See notes to financial statements.

                                                                              85


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.1%
 BONDS 94.6%
 ALABAMA 1.2%
 Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., Boise Cascade
  Corp., 6.45%, 12/01/23 ....................................................................        $20,400,000     $ 21,822,288
 Jefferson County Sewer Revenue, wts., Series D, FGIC Insured, 5.75%,
      2/01/22 ...............................................................................          7,500,000        8,097,825
      2/01/27 ...............................................................................         18,535,000       19,999,636
 Marshall County Health Care Authority Hospital Revenue, Boaz-Albertville Medical Center,
  Refunding, 6.20%, 1/01/08 .................................................................          3,300,000        3,455,364
 Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding, Series
   C, 5.375%, 6/01/28 .......................................................................          3,000,000        3,033,840
 Mobile IDB, Solid Waste Disposal Revenue, Mobile Energy Service Co. Project, Refunding,
  6.95%, 1/01/20 ............................................................................         46,500,000       24,645,000
                                                                                                                     ------------
                                                                                                                       81,053,953
                                                                                                                     ------------
 ALASKA .9%
 Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
  Regional Power,
    5.70%, 1/01/12 ..........................................................................          2,000,000        2,024,000
    5.80%, 1/01/18 ..........................................................................          1,245,000        1,254,848
    5.875%, 1/01/32 .........................................................................          3,600,000        3,621,132
 Alaska Industrial Development and Export Authority Revenue, American President Lines
   Project, Refunding, 8.00%, 11/01/09 ......................................................          4,000,000        4,158,640
 Alaska Industrial Development and Export Authority, Revolving Fund, Series A, 6.20%, 4/01/10            815,000          874,283
 Alaska State HFC,
    Refunding, Series A, 6.10%, 12/01/37 ....................................................         22,000,000       23,109,020
    Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 ......................................          3,655,000        3,886,435
    Refunding, Series A, MBIA Insured, 5.875%, 12/01/24 .....................................          5,000,000        5,212,850
    Refunding, Series A, MBIA Insured, 5.875%, 12/01/30 .....................................         12,475,000       12,961,775
    Series A, MBIA Insured, 5.85%, 12/01/15 .................................................          4,670,000        4,887,389
                                                                                                                     ------------
                                                                                                                       61,990,372
                                                                                                                     ------------
 ARIZONA 5.3%
 Apache County IDA, PCR, Tucson Electric Power Co. Project,
    Series A, 5.85%, 3/01/28 ................................................................         49,150,000       48,810,374
    Series B, 5.875%, 3/01/33 ...............................................................         54,450,000       54,251,258
    Series C, 5.85%, 3/01/26 ................................................................         16,500,000       16,389,120
 Arizona Health Facilities Authority Revenue, Bethesda Foundation Project, Series A,
    6.375%, 8/15/15 .........................................................................            400,000          423,608
    6.40%, 8/15/27 ..........................................................................          3,000,000        3,158,700
 Coconino County PCR, Tucson Electric Power Navajo, Refunding,
    Series A, 7.125%, 10/01/32 ..............................................................         21,125,000       23,603,596
    Series B, 7.00%, 10/01/32 ...............................................................          7,500,000        8,371,275
 Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ...................................          4,000,000        3,921,880
 Gilbert Water Resources Municipal Property Corp. Water and Wastewater System Revenue,
    sub. lien, 6.875%,
    4/01/14 .................................................................................          1,000,000        1,024,700
    4/01/16 .................................................................................          1,000,000        1,035,940
 Maricopa County PCC, PCR, Public Service Co. of Colorado,
    Palo Verde, Refunding, Series A, 6.375%, 8/15/23 ........................................          8,500,000        8,999,375
    Refunding, Series A, 5.75%, 11/01/22 ....................................................         20,150,000       20,235,033
 Maricopa County Rural Road ID, 8.625%, 7/01/07 .............................................          4,000,000        4,334,520
    Pima County IDAR, Tucson Electric Power Co. Project,
    Series A, 6.10%, 9/01/25 ................................................................          3,990,000        3,980,105
    Series B, 6.00%, 9/01/29 ................................................................         94,690,000       94,452,328
    Series C, 6.00%, 9/01/29 ................................................................         37,000,000       36,907,130
 Red Hawk Canyon Community Facility Revenue, 7.625%, 6/01/05 ................................         14,810,000       15,451,569
 Salt River Project Agricultural Improvement and Power District Electric System Revenue,
  Series A, 6.00%, 1/01/31 ..................................................................          5,000,000        5,167,100
                                                                                                                     ------------
                                                                                                                      350,517,611
                                                                                                                     ------------
 ARKANSAS .4%
 Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 ..............          2,400,000        2,589,192
 Conway Hospital Revenue, Refunding, 8.375%, 7/01/11 ........................................          1,000,000        1,069,640
 Independence County PCR,
    Arkansas Power and Light Co. Project, Refunding, 6.25%, 1/01/21 .........................          5,000,000        5,337,000
    Mississippi Power and Light Co. Project, Series A, 9.00%, 7/01/13 .......................          4,275,000        4,341,733

86


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 ARKANSAS (CONT.)
 Independence County PCR, (cont.)
    Mississippi Power and Light Co. Project, Series B, 9.00%, 7/01/13 ....................        $ 1,185,000        $ 1,203,498
    Mississippi Power and Light Co. Project, Series C, 9.50%, 7/01/14 ....................            200,000            203,436
 Jefferson County PCR, Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 .........         12,150,000         12,387,654
 North Little Rock Health Facilities Board Health Care Revenue, Baptist Health Facility,
   Series A, MBIA Insured, 5.50%, 12/01/21 ...............................................            700,000            730,534
                                                                                                                     -----------
                                                                                                                      27,862,687
                                                                                                                     -----------
 CALIFORNIA 7.4%
 Adelanto Water Authority Revenue, sub. lien, Water Systems Acquisition Project, Series A,
    7.50%, 9/01/28 .......................................................................         21,330,000         23,214,719
 Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 ......         12,950,000         14,069,528
 Antioch 1915 Act, AD No. 27, Lone Tree,
    Series C, 7.70%, 9/02/17 .............................................................         11,030,000         11,360,900
    Series D, 7.30%, 9/02/13 .............................................................          4,315,000          4,444,450
 Antioch PFA, Reassessment Revenue, sub. lien, Series B, 5.85%, 9/02/15 ..................          7,000,000          6,948,830
 Arroyo Grande Hospital System COP, Vista Hospital Systems,
    Refunding, Series A, 9.50%, 7/01/20 ..................................................         22,515,000         25,400,973
    Series A, 8.375%, 7/01/06 ............................................................          2,500,000          2,671,625
 Avenal PFA Revenue, Refunding,
    7.00%, 9/02/10 .......................................................................          1,660,000          1,694,594
    7.25%, 9/02/27 .......................................................................          3,665,000          3,792,872
 Azusa RDA, Tax Allocation, Merged Area Project, Refunding, Series A, 6.75%, 8/01/23 .....          2,850,000          3,086,208
 Beaumont PFA Revenue, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ..          4,575,000          5,617,231
 Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding,
    5.25%, 9/02/99 .......................................................................            180,000            180,655
    5.50%, 9/02/00 .......................................................................            195,000            197,906
    5.65%, 9/02/01 .......................................................................            205,000            209,490
    5.80%, 9/02/02 .......................................................................            215,000            221,429
    5.90%, 9/02/03 .......................................................................            225,000            232,614
    6.00%, 9/02/04 .......................................................................            240,000            248,057
    6.10%, 9/02/05 .......................................................................            255,000            263,428
    6.20%, 9/02/06 .......................................................................            270,000            278,918
    6.30%, 9/02/07 .......................................................................            290,000            299,605
    6.40%, 9/02/08 .......................................................................            305,000            314,989
    6.50%, 9/02/09 .......................................................................            325,000            335,657
    6.60%, 9/02/10 .......................................................................            340,000            351,091
    6.70%, 9/02/11 .......................................................................            365,000            377,009
    6.80%, 9/02/12 .......................................................................            245,000            253,119
 California Educational Facilities Authority Revenue, Pooled College and University
  Financing, Series B, 6.125%, 6/01/09 ...................................................          3,000,000          3,239,520
 California Health Facilities Financing Authority Revenue, Summit Medical Center,
    Series A, Pre-Refunded, 7.50%, 5/01/09 ...............................................          4,370,000          4,489,083
    Series A, Pre-Refunded, 7.60%, 5/01/15 ...............................................          2,155,000          2,214,069
    Series B, Pre-Refunded, 7.50%, 5/01/09 ...............................................          5,255,000          5,398,199
 California HFAR, MFHR, Series A, AMBAC Insured, 6.05%, 8/01/27 ..........................          2,000,000          2,134,340
 California Special Districts Association Finance Corp., COP, Series V, 7.50%, 5/01/13 ...            820,000            890,061
 California State GO, 5.75%, 3/01/19 .....................................................            310,000            332,534
 California Statewide CDA, California State University Northridge, Refunding, AMBAC
   Insured, 6.00%, 4/01/26 ...............................................................          2,500,000          2,741,700
 Capistrano USD, CFD,
    Special Tax No. 9, 6.60%, 9/01/05 ....................................................            285,000            324,404
    Special Tax No. 9, 6.70%, 9/01/06 ....................................................            280,000            319,864
    Special Tax No. 9, 6.80%, 9/01/07 ....................................................            325,000            372,606
    Special Tax No. 9, 6.90%, 9/01/08 ....................................................            260,000            299,153
    Special Tax No. 9, 7.00%, 9/01/18 ....................................................          1,000,000          1,154,710
 Contra Costa County PFA Revenue, Refunding,
    6.625%, 9/02/10 ......................................................................          2,300,000          2,374,612
    6.875%, 9/02/16 ......................................................................          2,610,000          2,695,138

                                                                              87


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
 Corona COP,
    Corona Community Hospital Project, ETM, 9.425%, 9/01/06 ...............................       $ 7,955,000       $ 9,698,497
    Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ......................         8,820,000        12,307,340
    Vista Hospital System, Refunding, Series B, 8.375%, 7/01/06 ...........................        11,100,000        11,862,015
    Vista Hospital System, Refunding, Series B, 9.50%, 7/01/20 ............................        10,885,000        12,280,239
 Eden Township Hospital District Health Facilities Revenue COP, Insured Eden Hospital
  Health Services Corp., Refunding,
    5.85%, 7/01/18 ........................................................................         4,845,000         5,133,907
 Emeryville RDA, MFHR, Emery Bay Apartments II,
    Refunding, Series A, 5.85%, 10/01/28 ..................................................        15,125,000        15,308,164
    sub. lien, Refunding, Series B, 6.35%, 10/01/28 .......................................         3,555,000         3,580,525
    sub. lien, Refunding, Series C, 7.875%, 10/01/28 ......................................         2,095,000         2,113,038
 Foothill/Eastern Corridor Agency, Toll Road Revenue, senior lien, Series A, 6.50%, 1/01/32        37,675,000        42,140,241
 Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded,
    7.75%, 9/01/25 ........................................................................         4,500,000         5,454,180
 Hawthorne CRDA, Hawthorne Plaza Project, Refunding, 8.50%, 7/01/20 .......................         4,175,000         4,380,619
 Hesperia PFA Revenue, Series B, 7.375%, 10/01/23 .........................................         6,365,000         6,737,225
 Irvine 1915 Act, AD No. 96, Group One, 5.75%, 9/02/22 ....................................         1,000,000         1,010,780
 Lake Elsinore 1915 Act, AD No. 9, Series A, 7.90%, 9/02/24 ...............................         6,000,000         6,352,560
 Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 ........................................         3,065,000         3,082,379
 Los Angeles County CFD No. 4 Special Tax, Improvement Area B, Series A, 9.25%, 9/01/22 ...        29,500,000        30,708,615
 Los Angeles MFR, Refunding,
    Series J-1A, 7.125%, 1/01/24 ..........................................................           175,000           180,651
    Series J-1B, 7.125%, 1/01/24 ..........................................................           675,000           696,796
    Series J-1C, 7.125%, 1/01/24 ..........................................................         1,435,000         1,481,336
    Series J-2A, 8.50%, 1/01/24 ...........................................................           955,000           983,621
    Series J-2B, 8.50%, 1/01/24 ...........................................................         3,330,000         3,429,800
    Series J-2C, 8.50%, 1/01/24 ...........................................................         7,090,000         7,302,487
 Los Angeles Regional Airports Improvement Corp. Lease Revenue,
    Facilities Sub-Lease, Continental Airlines, 9.00%, 8/01/08 ............................         1,800,000         1,850,112
    Facilities Sub-Lease, Continental Airlines, 9.00%, 8/01/17 ............................         7,595,000         7,806,445
    Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ...............        25,000,000        27,217,500
    United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ...................         9,500,000        10,394,140
 Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ........................         2,335,000         2,613,846
 Orinda 1915 Act, AD No. 9, Oak Springs, 8.25%, 9/02/19 ...................................         2,834,000         2,934,579
 Palmdale Special Tax CFD, No. 9 Ritter Ranch Project, Series A, 8.50%, 9/01/24 ...........        23,500,000        21,150,000
 Perris PFA, Local Agency Revenue, Series B,
    7.125%, 8/15/15 .......................................................................         2,035,000         2,143,018
    7.25%, 8/15/23 ........................................................................         4,095,000         4,322,232
 Riverside County COP, Airforce Village Project West Inc., Series A, 8.125%,
    6/15/07 ...............................................................................         7,160,000         7,708,742
    6/15/12 ...............................................................................         5,290,000         5,687,226
 Roseville Special Tax, North Central CFD No. 1,
    8.60%, 11/01/17 .......................................................................        12,000,000        13,197,120
    5.75%, 9/01/23 ........................................................................         3,000,000         3,031,650
 San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding,
      Series A,
    6.00%, 9/02/01 ........................................................................         1,450,000         1,486,192
    6.50%, 9/02/04 ........................................................................         1,285,000         1,317,626
    7.00%, 9/02/17 ........................................................................         2,720,000         2,787,293
 San Francisco Downtown Parking Corp. Parking Revenue,
    6.55%, 4/01/12 ........................................................................         1,800,000         1,985,184
    6.65%, 4/01/18 ........................................................................         2,150,000         2,366,398
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, 5.00%, 1/01/33 .......         5,930,000         5,732,531
 San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ...........................         1,500,000         1,546,695
 San Luis Obispo COP, Vista Hospital System Inc., 8.375%, 7/01/29 .........................        22,000,000        23,674,420
 San Ramon 1915 Act, Fostoria Parkway Reassessment District No. 9,
    6.30%, 9/02/03 ........................................................................           185,000           192,911
    6.80%, 9/02/15 ........................................................................           680,000           710,185
 Santa Margarita/Dana Point Authority Revenue, ID 3, 3A, 4, and 4A, Refunding,
    Series B, MBIA Insured, 5.75%, 8/01/20 ................................................         3,000,000         3,214,860

88


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
 Santa Rosa 1915 Act, Fountain Grove Parkway Extension Assessment, Pre-Refunded,
    7.40%, 9/02/13 ........................................................................        $  3,340,000      $  3,440,200
    7.625%, 9/02/19 .......................................................................           3,450,000         3,553,500
 South San Francisco RDA Tax Allocation, Gateway Redevelopment Project, Pre-Refunded,
   7.60%, 9/01/18 .........................................................................           2,000,000         2,134,680
 Vallejo Special Tax, CFD No. 198, 8.90%, 8/01/21 .........................................           7,500,000         8,233,800
                                                                                                                     ------------
                                                                                                                      493,703,990
                                                                                                                     ------------
 COLORADO 2.5%
 Adams County PCR, Public Service Co. of Colorado Project, Refunding, AMBAC Insured,
    5.10%, 1/01/19 ........................................................................           6,750,000         6,716,183
 Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 6/01/11 ...................           2,485,000         2,700,375
 Arvada MFHR, Springwood Community Project, 6.45%, 2/20/26 ................................           3,000,000         3,161,520
 Auraria Higher Education Center, Parking Facilities Revenue, Pre-Refunded,
    7.75%, 4/01/09 ........................................................................           3,450,000         3,612,978
    7.875%, 4/01/12 .......................................................................           1,600,000         1,677,696
 Colorado Health Facilities Authority Revenue,
    Beneficial Living System Inc., Series A, 10.125%, 10/01/20 ............................          12,300,000        13,198,392
    Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.45%,
     7/01/08 ..............................................................................           1,135,000         1,137,372
    Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.75%,
     7/01/20 ..............................................................................           3,000,000         2,956,260
    Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.875%,
     7/01/28 ..............................................................................           5,290,000         5,313,382
 Colorado HFA,
    SF Program, Series A-2, 9.25%, 8/01/01 ................................................             105,000           108,949
    SF Program, Series A-2, 9.375%, 8/01/02 ...............................................             240,000           251,321
    SF Program, Series B-1, 8.70%, 8/01/01 ................................................             175,000           180,619
    SFMR, Series B-3, 9.75%, 8/01/02 ......................................................             230,000           235,886
    SFMR, Series C, 9.20%, 8/01/02 ........................................................             385,000           400,138
    SFMR, Series C, 9.075%, 8/01/03 .......................................................             640,000           673,286
 Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A, MBIA
   Insured, 5.00%, 9/01/21 ................................................................           9,000,000         8,821,350
 Colorado Springs Utilities Revenue, Series A, Pre-Refunded, 6.10%, 11/15/24 ..............           3,735,000         4,215,134
 Denver City and County Airport Revenue,
    Series A, 8.25%, 11/15/12 .............................................................           5,350,000         5,764,251
    Series A, 8.50%, 11/15/23 .............................................................          29,060,000        31,452,510
    Series A, 8.00%, 11/15/25 .............................................................             135,000           145,024
    Series A, MBIA Insured, 5.50%, 11/15/25 ...............................................           8,830,000         9,103,730
    Series A, Pre-Refunded, 8.25%, 11/15/12 ...............................................             490,000           537,716
    Series A, Pre-Refunded, 8.50%, 11/15/23 ...............................................           2,740,000         3,018,028
    Series A, Pre-Refunded, 8.00%, 11/15/25 ...............................................              10,000            10,933
    Series D, 7.75%, 11/15/13 .............................................................             500,000           632,825
    Series D, 7.75%, 11/15/21 .............................................................           3,425,000         3,751,642
    Series D, Pre-Refunded, 7.75%, 11/15/21 ...............................................             765,000           859,822
 Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 ............................           2,305,000         2,485,228
 Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
    6.95%, 8/01/19 ........................................................................          41,200,000        46,004,332
 Fremont County COP, Lease Purchase, MBIA Insured, 5.30%, 12/15/17 ........................           2,000,000         2,063,000
 Stonegate Village Metropolitan District, Refunding and Improvement, Series A, FSA Insured,
    5.60%, 12/01/25 .......................................................................           4,640,000         4,878,728
(e)Villages Castle Rock Metropolitan District No. 4, Refunding, 8.50%, 6/01/31 ............           3,000,000         1,804,740
                                                                                                                     ------------
                                                                                                                      167,873,350
                                                                                                                     ------------
 CONNECTICUT 2.2%
 Connecticut State Development Authority First Mortgage Revenue, East Hill Gladeview
  Health Project 86, Pre-Refunded,
    9.75%, 12/15/16 .......................................................................           2,600,000         2,853,422
 Connecticut State Development Authority PCR,
    Connecticut Light and Power, Refunding, Series B, 5.95%, 9/01/28 ......................          21,750,000        21,851,355
    Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ......................          74,975,000        75,319,885
    Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ...............          12,500,000        12,557,500
 Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic
  Co. Project, 6.15%, 4/01/35 .............................................................           3,000,000         3,246,240
 Connecticut State Health and Educational Facilities Authority Revenue,
    Sacred Heart University, Refunding, Series C, 6.50%, 7/01/16 ..........................           2,000,000         2,274,700
    Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 .........................           2,400,000         2,532,096

                                                                              89


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CONNECTICUT (CONT.)
 Connecticut State HFA, Housing Mortgage Finance Program,
    Series C-1, 6.30%, 11/15/17 ..........................................................        $19,995,000       $ 21,727,567
    Sub Series F-1, 6.00%, 5/15/17 .......................................................          3,500,000          3,746,715
                                                                                                                    ------------
                                                                                                                     146,109,480
                                                                                                                    ------------
 FLORIDA 6.8%
 Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A,
  MBIA Insured, 5.80%, 12/01/26 ..........................................................          2,990,000          3,236,825
 Brooks of Bonita Springs CDD, Capital Improvement Revenue,
    Series A, 6.20%, 5/01/19 .............................................................         11,200,000         11,147,808
    Series B, 5.65%, 5/01/06 .............................................................          2,850,000          2,820,075
 Broward County Resource Recovery Revenue, Broward Waste Energy Co., LP, North Project,
  Series 1984, 7.95%, 12/01/08 ...........................................................         18,160,000         19,167,880
 Capron Trails CDD,
    9.375%, 12/01/01 .....................................................................          1,100,000          1,165,043
    9.50%, 12/01/10 ......................................................................          5,795,000          6,134,587
 Championsgate CDD, Capital Improvement Revenue,
    Series A, 6.25%, 5/01/20 .............................................................          2,835,000          2,798,712
    Series B, 5.70%, 5/01/05 .............................................................          1,520,000          1,511,306
 East County Water Control District, Lee County Drain, Series 1991, Pre-Refunded,
    8.75%, 9/01/01 .......................................................................          1,800,000          1,918,674
    8.625%, 9/01/11 ......................................................................         10,565,000         11,588,220
 Florida State Board of Education Capital Outlay, Public Education, Series B, 5.875%,
    6/01/24 ..............................................................................          7,000,000          7,619,220
    6/01/25 ..............................................................................          2,000,000          2,176,920
 Gateway Services District Water Management Benefit Tax Revenue, Second Assessment Area,
  Phase One, 8.00%, 5/01/20 ..............................................................          4,010,000          4,311,993
 Heritage Harbor CDD, Special Assessment Revenue,
    Series A, 6.70%, 5/01/19 .............................................................          1,895,000          1,905,062
    Series B, 6.00%, 5/01/03 .............................................................          2,750,000          2,767,793
 Heritage Isles CDD, Special Assessment Revenue, Series A, 5.75%, 5/01/05 ................          2,000,000          2,013,200
 Heritage Palms CDD, Capital Improvement Revenue, 5.40%, 11/01/03 ........................          5,140,000          5,118,720
 Highlands County Health Facilities Authority Revenue, Adventist Health Systems, 5.25%,
    11/15/28 .............................................................................         10,000,000          9,692,200
 Indian Trace CDD,
    Water and Sewer Revenue, Expansion, 6.875%, 4/01/10 ..................................         10,400,000         10,896,392
    Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/05 ............          9,065,000         10,101,492
    Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/11 ............         12,760,000         14,328,842
 Lakeland Retirement Community Revenue, First Mortgage, Carpenters Home, Refunding,
  Series A, 6.75%, 1/01/19 ...............................................................         15,345,000         15,326,433
 Lakewood Ranch CDD 2, Benefit Special Assessment,
    6.25%, 5/01/18 .......................................................................         11,970,000         11,811,038
    Series A, 8.125%, 5/01/17 ............................................................         10,245,000         11,265,914
    Series B, 8.125%, 5/01/17 ............................................................          4,565,000          5,019,902
 Lakewood Ranch CDD 3, Special Assessment Revenue, 7.625%, 5/01/18 .......................          8,245,000          8,872,609
 Manatee County IDR, Manatee Hospital and Health System Inc., Pre-Refunded, 9.25%, 3/01/21          6,500,000          7,342,010
 Meadow Pointe CDD, Capital Improvement Revenue, 6.875%, 7/01/99 .........................          7,870,000          7,909,665
 Meadow Pointe II CDD, Capital Improvement Revenue,
    Series A, 5.25%, 8/01/03 .............................................................          1,000,000            987,580
    Series B, 5.50%, 8/01/05 .............................................................          3,675,000          3,626,086
 Mount Dora County Club CDD, Special Assessment Revenue,
    6.75%, 5/01/03 .......................................................................            340,000            341,214
    7.125%, 5/01/05 ......................................................................          3,490,000          3,539,733
    7.75%, 5/01/13 .......................................................................          2,090,000          2,152,825
 Naples Heritage CDD, Capital Improvement Revenue, 6.15%, 11/01/01 .......................          5,940,000          6,014,785
 North Broward Hospital District Revenue, Refunding and Improvement, MBIA Insured,
    5.75%, 1/15/27 .......................................................................         20,000,000         21,464,200
 North Springs ID,
    Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%, 5/01/19 .........          1,300,000          1,369,862
    Special Assessment Revenue, Parkland Isles Project, Series B, 6.25%, 5/01/05 .........          3,785,000          3,887,574
    Water Management, Series A, Pre-Refunded, 8.20%, 5/01/24 .............................          1,940,000          2,097,858
    Water Management, Series B, 8.30%, 5/01/24 ...........................................          1,705,000          2,084,942

90


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
FLORIDA (CONT.)
 Northwood CDD, Special Assessment Revenue,
    6.40%, 5/01/02 ..........................................................................      $  2,925,000      $  2,971,361
    Series A, 7.125%, 5/01/00 ...............................................................           390,000           393,069
    Series B, 7.60%, 5/01/17 ................................................................         1,575,000         1,637,354
 Orlando Special Assessment Revenue, Conroy Road Interchange Project, Series A,
    5.80%, 5/01/26 ..........................................................................         3,250,000         3,249,708
 Palm Beach County Health Facilities Authority Revenue, Abbey del Ray South Project,
  Refunding, 8.25%, 10/01/15 ................................................................         6,000,000         6,541,800
(c) Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A,
    6.85%, 2/15/21 ..........................................................................        27,000,000        21,060,000
 Pelican Marsh CDD, Special Assessment Revenue,
    ETM, Series A, 8.25%, 5/01/99 ...........................................................           215,000           216,817
    ETM, Series A, 8.25%, 5/01/00 ...........................................................           230,000           243,255
    ETM, Series A, 8.25%, 5/01/01 ...........................................................           250,000           275,315
    ETM, Series A, 8.25%, 5/01/02 ...........................................................           270,000           307,608
    ETM, Series A, 8.25%, 5/01/03 ...........................................................           295,000           346,303
    ETM, Series A, 8.25%, 5/01/04 ...........................................................           315,000           380,107
    Refunding, Series A, 5.00%, 5/01/11 .....................................................         7,220,000         7,451,906
    Refunding, Series A, 5.50%, 5/01/16 .....................................................         4,370,000         4,506,956
    Refunding, Series B, 5.25%, 5/01/09 .....................................................           325,000           335,309
    Series A, Pre-Refunded, 8.25%, 5/01/16 ..................................................         6,590,000         7,891,986
    Series C, 7.00%, 5/01/19 ................................................................        13,460,000        13,852,359
    Series D, 6.95%, 5/01/19 ................................................................         8,185,000         8,424,166
 Pembroke Pines Capital Improvement Revenue, AMBAC Insured, 5.95%, 10/01/20 .................         1,225,000         1,323,245
 Piney-Z CDD, Capital Improvement Revenue,
    Series A, 7.25%, 5/01/19 ................................................................           995,000         1,013,457
    Series B, 6.50%, 5/01/02 ................................................................         6,320,000         6,321,074
 Port Orange Lease Finance Corp. Recreation Facilities Lease Revenue, Pre-Refunded, 8.75%,
    10/01/12 ................................................................................         2,230,000         2,347,320
 Reserve CDD,
    Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ......................         4,395,000         4,659,140
    Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%, 12/01/22 ...........         4,400,000         4,386,360
 River Ridge CDD, Capital Improvement Revenue, 5.75%, 5/01/08 ...............................         4,000,000         3,952,080
 Riverwood Community Development Revenue, Special AD, Series A,
    6.75%, 5/01/04 ..........................................................................         3,320,000         3,457,116
    7.75%, 5/01/14 ..........................................................................         1,265,000         1,333,753
 Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc., Refunding,
    8.60%, 10/01/02 .........................................................................           195,000           199,551
 St. Lucie West Services District Capital Improvement Revenue,
    Cascades Project, 6.10%, 5/01/18 ........................................................         2,560,000         2,548,301
    Lake Charles Project, 6.375%, 8/01/02 ...................................................         3,135,000         3,140,079
 St. Lucie West Services District Revenue, Port St. Lucie, Refunding,
    7.875%, 5/01/20 .........................................................................        19,785,000        20,922,044
    8.25%, 12/01/23 .........................................................................        22,715,000        24,374,785
 St. Lucie West Services District Water Management Benefit Tax, 7.70%, 5/01/25 ..............         4,945,000         5,161,443
 Stoneybrook CDD, Capital Improvement Revenue,
    Series A, 6.10%, 5/01/19 ................................................................           830,000           834,150
    Series B, 5.70%, 5/01/08 ................................................................         2,610,000         2,622,711
 Sumter County IDAR, Little Sumter Utility Co. Project,
    6.75%, 10/01/27 .........................................................................         2,950,000         2,952,478
    7.25%, 10/01/27 .........................................................................         4,200,000         4,270,644
 Tampa Revenue, Aquarium Inc. Project, Pre-Refunded, 7.55%, 5/01/12 .........................         9,300,000        10,553,826
 Village CDD No. 1, Capital Improvement Revenue,
    6.75%, 5/01/02 ..........................................................................            60,000            62,003
    8.40%, 5/01/12 ..........................................................................           945,000         1,005,849
    8.00%, 5/01/15 ..........................................................................         2,895,000         3,048,927
 Village Center CDD, Recreational Revenue,
    Sub Series B, 8.25%, 1/01/17 ............................................................         2,700,000         2,871,396
    Sub Series C, 7.375%, 1/01/19 ...........................................................         2,640,000         2,650,322
 Westchase East CDD, Capital Improvement Revenue, 6.10%, 5/01/20 ............................         6,200,000         6,204,092
                                                                                                                     ------------
                                                                                                                      449,836,719
                                                                                                                     ------------

                                                                              91


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                           AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
GEORGIA .7%
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
    12/01/28 ...........................................................................        $  1,470,000        $  1,420,167
 Chatham County Hospital Authority Revenue, Memorial Medical Center, Refunding and
  Improvement, Series A, AMBAC Insured,
    5.70%, 1/01/19 .....................................................................          10,000,000          10,625,300
 Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia
    Baptist Health Care System Project,
    6.25%, 10/01/18 ....................................................................           6,000,000           5,926,320
    6.375%, 10/01/28 ...................................................................           9,000,000           8,899,020
 Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture,
    Refunding, Series A, MBIA Insured,
    5.625%, 7/01/20 ....................................................................          15,000,000          15,920,700
 Tift County IDAR, Beverly Enterprises, 10.125%, 9/01/10 ...............................           1,270,000           1,381,760
                                                                                                                    ------------
                                                                                                                      44,173,267
                                                                                                                    ------------
 HAWAII .2%
 Hawaii State Department of Transportation Special Facilities Revenue, Continental
    Airlines Inc., 9.70%, 6/01/20 ......................................................           6,500,000           6,942,065
 Hawaii State Special AD No. 17, AMBAC Insured, 9.50%, 8/01/11 .........................           4,640,000           4,891,117
 Hawaiian Home Lands Department Revenue, Pre-Refunded, 7.60%, 7/01/08 ..................           1,315,000           1,458,690
                                                                                                                    ------------
                                                                                                                      13,291,872
                                                                                                                    ------------
 IDAHO .4%
 Nez Perce County PCR, Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 ..............          22,360,000          23,868,853
                                                                                                                    ------------
 ILLINOIS 4.8%
 Alton Hospital Facilities Revenue, St. Anthony's Health Center Project,
    Pre-Refunded, 8.375%, 9/01/14 ......................................................           8,655,000           9,052,178
 Aurora MFR, Fox Valley Two-Oxford Limited Development, Refunding, Series A, GNMA
    Secured, 6.125%, 2/20/32 ...........................................................           5,635,000           5,928,753
 Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured,
    5.90%, 8/01/23 .....................................................................          11,000,000          11,623,150
 Chicago O'Hare International Airport Special Facilities Revenue,
    American Airlines Inc. Project, 8.20%, 12/01/24 ....................................           7,830,000           9,310,340
    United Airlines Inc. Project, Series A, 8.85%, 5/01/18 .............................          14,840,000          16,268,944
    United Airlines Inc. Project, Series B, 8.85%, 5/01/18 .............................           3,540,000           3,880,867
 Chicago Wastewater Transmission Revenue, MBIA Insured, Pre-Refunded, 6.375%, 1/01/24 ..           4,780,000           5,467,412
 Cook County GO, Refunding, Series A, MBIA Insured, 5.625%, 11/15/22 ...................          22,875,000          23,938,230
 Illinois Development Finance Authority Hospital Revenue, Adventist Health System,
    Sunbelt Obligation,
    5.65%, 11/15/24 ....................................................................          10,000,000           9,945,400
    5.50%, 11/15/29 ....................................................................          10,000,000           9,654,500
 Illinois Development Finance Authority PCR, Commonwealth Edison Co. Project,
    Refunding, Series 1991, 7.25%, 6/01/11 .............................................           7,000,000           7,524,790
 Illinois Development Finance Authority Revenue, Provena Health, Series A, MBIA Insured,
    5.50%, 5/15/21 .....................................................................          10,500,000          10,826,970
 Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
    ETM, 7.125%, 5/15/11 ...............................................................           2,330,000           2,561,159
    Pre-Refunded, 7.25%, 5/15/22 .......................................................           7,000,000           9,037,420
 Illinois Health Facilities Authority Revenue,
    Northwestern Medical Center, Pre-Refunded, 6.625%, 11/15/25 ........................           6,500,000           7,519,395
    Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 .....           9,000,000          10,011,510
    Sarah Bush Lincoln Health Center, Pre-Refunded, 7.25%, 5/15/12 .....................           2,000,000           2,254,320
    Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ..............           3,370,000           3,655,102
    Servantcor, Series B, Pre-Refunded, 7.875%, 8/15/19 ................................           3,000,000           3,123,990
    St. Elizabeth's Hospital, 6.25%, 7/01/16 ...........................................           1,215,000           1,304,521
    St. Elizabeth's Hospital, 6.375%, 7/01/26 ..........................................           6,695,000           7,222,231
    Thorek Hospital and Medical Center, Refunding, 5.25%, 8/15/18 ......................           5,125,000           4,913,953
    Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 .....................           8,595,000           8,233,666
 Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
    McCormick Place Convention Center,
    5.75%, 7/01/06 .....................................................................           1,650,000           1,766,886
    6.25%, 7/01/17 .....................................................................          11,000,000          11,881,430
    7.00%, 7/01/26 .....................................................................           7,500,000           9,178,575
 Robbins Resource Recovery Revenue,
    Series A, 8.375%, 10/15/10 .........................................................          10,000,000           5,500,000
    Series A, 8.375%, 10/15/16 .........................................................         145,175,000          79,846,250
    Series B, 8.375%, 10/15/16 .........................................................          47,200,000          25,960,000
 Sterling First Mortgage Revenue, Hoosier Care Project, Series A, 9.75%, 8/01/19 .......           1,275,000           1,324,445
                                                                                                                    ------------
                                                                                                                     318,716,387
                                                                                                                    ------------

92


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT               VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
INDIANA .4%
Crawfordsville Industrial EDR, Kroger Co., Refunding, 7.70%, 11/01/12 ....................        $  5,000,000        $  5,631,750
Duneland School Building Corp. First Mortgage, MBIA Insured, 5.50%, 8/01/17 ..............           4,060,000           4,223,090
Goshen Industrial Revenue, Greencroft Hospital Association Inc., Refunding, 5.75%,
    8/15/19 ..............................................................................           3,000,000           2,946,840
    8/15/28 ..............................................................................           5,000,000           4,861,650
 Indiana Health Facility Financing Authority Hospital Revenue,
 Hancock Memorial Hospital Project, Series 1990, Pre-Refunded, 8.30%, 8/15/20 ............           3,000,000           3,267,810
 Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 .....................           1,500,000           1,446,240
 White River Elementary Building Corp. First Mortgage, AMBAC Insured, 5.00%, 7/15/16 .....           1,000,000           1,001,600
                                                                                                                      ------------
                                                                                                                        23,378,980
                                                                                                                      ------------
 KANSAS .1%
 Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 ...............           5,730,000           6,538,675
                                                                                                                      ------------

 KENTUCKY .8%
 Adair County Public Hospital Corp. Revenue, Refunding and Improvement,
    5.40%, 1/01/12 .......................................................................             460,000             465,000
    5.70%, 1/01/19 .......................................................................           1,100,000           1,107,854
 Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
    8.10%, 12/01/15 ......................................................................          11,000,000          11,498,300
    Series A, 7.50%, 2/01/20 .............................................................          11,230,000          12,262,037
    Series B, 7.25%, 2/01/22 .............................................................           3,595,000           3,909,455
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 .........           7,835,000           8,056,260
 Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 ............             830,000             922,570
 Russell Health System Revenue,
    8.10%, 7/01/15 .......................................................................           3,230,000           3,858,429
    Franciscan Health Center, Series B, 8.10%, 7/01/01 ...................................           1,100,000           1,185,217
    Our Lady of Bellefonte, Refunding, 5.50%, 7/01/15 ....................................           1,000,000           1,031,210
    Pre-Refunded, 8.10%, 7/01/15 .........................................................           4,270,000           5,404,710
 Stanford Health Facilities Revenue, Beverly Project, Refunding, 10.375%, 11/01/09 .......             900,000             988,119
                                                                                                                      ------------
                                                                                                                        50,689,161
                                                                                                                      ------------
 LOUISIANA 2.5%
 Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series A, 7.75%,
    6/01/12 ..............................................................................           1,565,000           1,658,180
 Iberville Parish PCR, Entergy Gulf States Inc. Project, Refunding, 5.70%, 1/01/14 .......          15,500,000          15,678,870
 Lake Charles Harbor and Terminal District Port Facilities Revenue, Trunkline Co. Project,
  Refunding, 7.75%, 8/15/22 ..............................................................          35,000,000          39,593,400
 Louisiana Public Facilities Authority Revenue, Xavier University of Louisiana Project,
  Refunding, MBIA Insured, 5.25%, 9/01/17 ................................................           5,000,000           5,097,000
 Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ..           4,850,000           5,182,322
 St. Charles Parish PCR, Louisiana Power and Light Co. Project,
    8.25%, 6/01/14 .......................................................................          25,500,000          26,494,500
    8.00%, 12/01/14 ......................................................................          13,525,000          14,254,674
 St. Tammany Public Trust Financing Authority Revenue, Christwood Project, Refunding,
    5.70%, 11/15/28 ......................................................................           4,000,000           3,844,840
 West Feliciana Parish PCR,
    Gulf State Utility Co. Project, Refunding, 8.00%, 12/01/24 ...........................          17,200,000          17,969,356
    Gulf State Utility Co. Project, Series D, 5.80%, 12/01/15 ............................           4,000,000           4,066,520
    Gulf State Utility Co. Project, Series D, 5.80%, 4/01/16 .............................          19,600,000          19,887,532
    Series A, 7.50%, 5/01/15 .............................................................           8,740,000           9,641,181
                                                                                                                      ------------
                                                                                                                       163,368,375
                                                                                                                      ------------
 MAINE .6%
 Maine State Finance Authority Solid Waste Disposal Revenue, Boise Cascade Corp. Project,
    7.90%, 6/01/15 .......................................................................           5,000,000           5,283,800
 Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ....................           4,800,000           5,222,880
 Skowhegan PCR, S.D. Warren Co.,
    Series A, 6.65%, 10/15/15 ............................................................          24,570,000          26,226,509
    Series B, 6.65%, 10/15/15 ............................................................           4,940,000           5,273,055
                                                                                                                      ------------
                                                                                                                        42,006,244
                                                                                                                      ------------

                                                                              93


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MARYLAND .6%
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding
    and Improvement,
    Series B, 8.50%, 9/01/03 ............................................................        $  4,510,000        $  5,288,742
    Series B, 8.50%, 9/01/07 ............................................................           5,340,000           6,692,302
    Series B, Pre-Refunded, 8.50%, 9/01/22 ..............................................           3,550,000           4,179,060
    Series C, Pre-Refunded, 6.00%, 9/01/21 ..............................................           5,000,000           5,431,200
 Maryland State CDA, Department of Housing and Community Development, Series A,
    5.875%, 7/01/16 .....................................................................           3,975,000           4,182,217
 Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project,
   Series B, 8.50%,
    9/01/03 .............................................................................           4,700,000           5,511,549
    9/01/07 .............................................................................           6,975,000           8,741,349
                                                                                                                       40,026,419
 MASSACHUSETTS 1.9%
 Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Refunding, Series C, 5.00%, 3/01/24 .................................................           5,000,000           4,964,700
    Series A, 7.00%, 3/01/21 ............................................................           2,000,000           2,502,040
 Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
    Series A, 6.75%, 7/01/11 ............................................................           4,435,000           4,760,662
    Series B, 6.75%, 7/01/17 ............................................................           3,170,000           3,390,632
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .....................           5,000,000           5,398,500
    Framingham Union Hospital, Pre-Refunded, 8.50%, 7/01/10 .............................           1,910,000           2,075,731
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .................           9,000,000           9,145,530
    Saint Memorial Medical Center, Refunding, Series A, 5.75%, 10/01/06 .................           3,250,000           3,258,645
    Saint Memorial Medical Center, Refunding, Series A, 6.00%, 10/01/23 .................           5,735,000           5,750,083
 Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Semass Project,
    Series A, 9.00%, 7/01/15 ............................................................          15,490,000          17,247,960
    Series B, 9.25%, 7/01/15 ............................................................          20,470,000          22,855,983
 Massachusetts State Industrial Finance Agency Revenue, Cape Cod Health Systems,
  Pre-Refunded, 8.50%, 11/15/20 .........................................................           4,500,000           4,972,500
 Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
    Series A, MBIA Insured, 5.00%, 1/01/37 ..............................................          38,500,000          37,105,530
    Sub Series B, MBIA Insured, 5.25%, 1/01/29 ..........................................           1,625,000           1,629,826
                                                                                                                      125,058,322
 MICHIGAN 2.2%
 Cadillac Local Development Finance Authority Tax Increment Revenue, Refunding, 8.50%,
    3/01/10 .............................................................................           5,720,000           6,194,932
 Detroit GO,
    City School District, Series A, AMBAC Insured, Pre-Refunded, 5.85%, 5/01/16 .........           5,175,000           5,860,998
    Refunding, Series B, 6.375%, 4/01/07 ................................................           7,535,000           8,370,104
    Refunding, Series B, 6.25%, 4/01/08 .................................................           3,000,000           3,312,690
    Series A, Pre-Refunded, 6.80%, 4/01/15 ..............................................           5,160,000           6,003,402
 Dickinson County Memorial Hospital System Revenue, 8.125%, 11/01/24 ....................           4,250,000           4,882,060
 Garden City Hospital Financing Authority Hospital Revenue, Refunding,
    5.625%, 9/01/10 .....................................................................           2,000,000           1,987,960
    5.75%, 9/01/17 ......................................................................           1,000,000             993,030
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist
   Hospital, Refunding, MBIA Insured,
   5.50%, 5/15/28 .......................................................................           4,180,000           4,320,991
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System,
    Series A, MBIA Insured, Pre-Refunded,
    6.125%, 1/15/21 .....................................................................          11,770,000          13,475,826
 Michigan Higher Education Facilities Authority Revenue, Limited Obligation,
    Calvin College Project, 5.55%, 6/01/17 ..............................................           1,000,000           1,002,230
 Michigan State Hospital Finance Authority Revenue,
    Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ........           4,250,000           4,330,963
    Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ........          11,500,000          11,871,450
    Genesys Regional Medical Center, Refunding, Series A, 5.50%, 10/01/27 ...............          16,500,000          15,834,390
    Mercy Health Services, Series Q, AMBAC Insured, 5.75%, 8/15/16 ......................           9,310,000          10,008,343
    Mercy Health Services, Series Q, AMBAC Insured, 5.375%, 8/15/26 .....................           4,750,000           4,832,603
    Mercy Health Services, Series W, FSA Insured, 5.25%, 8/15/27 ........................           4,000,000           4,035,120
    Sinai Hospital, Refunding, 6.625%, 1/01/16 ..........................................           2,990,000           3,139,291
    Sinai Hospital, Refunding, 6.70%, 1/01/26 ...........................................           7,250,000           7,648,968

94


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                      PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MICHIGAN (CONT.)
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co.,
 Pollution Project, Refunding, Series BB,
    MBIA Insured, 6.20%, 8/15/25 ................................................................   $  7,825,000   $  8,642,634
Muskegon Hospital Finance Authority Hospital Revenue,
 Muskegon General Hospital, Refunding, Series A, 8.25%, 2/15/11 ..................................     3,500,000      3,737,055
 Tawas City Hospital Finance Authority, Tawas St. Joseph's Hospital Project,
    Refunding, Series A, 5.60%, 2/15/13 ..........................................................     2,395,000      2,388,031
    Series A, 5.75%, 2/15/23 .....................................................................     4,125,000      4,131,476
 Wayne County Downriver Systems Sewer Disposal Revenue, Series A, 7.00%, 11/01/13 ................     1,900,000      2,082,096
 Wayne County GO,
    IDA, Building Authority, Pre-Refunded, 8.00%, 3/01/17 ........................................     4,500,000      5,138,190
    South Huron Valley Wastewater Control, Refunding, 7.875%, 5/01/02 ............................     2,640,000      2,791,166
 Wyandotte Tax Increment Finance Authority Central Development Area Project, Pre-Refunded,
    7.875%,
    6/01/09 ......................................................................................       500,000        510,870
    6/01/10 ......................................................................................       500,000        510,870
                                                                                                                   ------------
                                                                                                                    148,037,739
                                                                                                                   ------------
 MINNESOTA 2.3%
 Burnsville Solid Waste Revenue, Freeway Transfer Inc. Project, 9.00%,
    10/01/00 .....................................................................................       245,000        258,607
    4/01/10 ......................................................................................     1,500,000      1,602,675
 Duluth Commercial Development Revenue, Duluth Radisson Hotel Project, Refunding,
    8.00%, 12/01/15 ......      5,000,000      4,251,050
 International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ................    10,500,000     10,257,555
 Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 ....................     2,200,000      2,193,070
 Minneapolis CDA, Supported Development Revenue, Limited Tax,
    Series 2, 8.40%, 12/01/12 ....................................................................     2,785,000      2,867,909
    Series 3-A, 8.375%, 12/01/19 .................................................................       600,000        649,128
 Minneapolis Revenue, Walker Methodist Senior Services, Series A,
    5.875%, 11/15/18 .............................................................................     2,500,000      2,523,975
6.00%, 11/15/28 ..................................................................................     4,750,000      4,825,383
 Minnesota Agriculture and Economic Development Board Revenue, Health Care
 System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26
                                                                                                      23,380,000     24,997,662
Minnesota State HFA, Rental Housing, Refunding, Series D,
 MBIA Insured, 5.95%, 2/01/18 ....................................................................     3,330,000      3,505,558
Northfield First Mortgage
 Nursing Home Revenue, Minnesota Odd Fellows Home Project, 8.75%, 10/01/03
                                                                                                         880,000        899,149
Northwest Multi-County RDAR, Government Housing, Pooled Housing
 Project, 7.40%, 7/01/26 .........................................................................     5,165,000      4,390,250
Robbinsdale MFHR, Copperfield Phase
 II Apartments, Refunding, 9.00%, 3/01/25 ........................................................     4,110,000      4,239,424
Rochester Health
 Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 .............................    15,000,000     15,649,200
Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%,
 12/01/29 ........................................................................................     3,445,000      3,733,312
 (e) South Central Multi-County Housing and RDAR, Pooled Housing, 8.00%, 2/01/25 .................    10,000,000      6,000,000
 St. Cloud IDR, Nahan Printing, 9.75%, 6/01/20 ...................................................     5,785,000      6,276,609
 St. Paul Housing and RDA, Housing Tax, 8.625%, 9/01/07 ..........................................     1,345,000      1,471,820
 St. Paul Port Authority Commercial Development, Theole Printing Project, 9.00%,
     10/01/21 ..............        570,000        596,214
 St. Paul Port Authority IDR,
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ........................................        40,000         40,398
    SDA Enterprises, Series K, 10.25%, 10/01/10 ..................................................     1,095,000      1,085,714
    Series A-I, 8.50%, 12/01/01 ..................................................................       665,000        660,983
    Series A-I, 9.00%, 12/01/02 ..................................................................       260,000        262,543
    Series A-I, 9.00%, 12/01/12 ..................................................................     4,300,000      4,069,864
    Series A-II, 8.50%, 12/01/01 .................................................................       650,000        646,074
    Series A-II, 9.00%, 12/01/02 .................................................................       255,000        257,494
    Series A-II, 9.00%, 12/01/12 .................................................................     4,235,000      4,008,343
    Series A-III, 8.50%, 12/01/01 ................................................................       680,000        675,893
    Series A-III, 9.00%, 12/01/02 ................................................................       265,000        267,592
    Series A-III, 9.00%, 12/01/12 ................................................................     4,430,000      4,192,906
    Series A-IV, 8.50%, 12/01/01 .................................................................       525,000        521,829
    Series A-IV, 9.00%, 12/01/02 .................................................................       205,000        207,005
    Series A-IV, 9.00%, 12/01/12 .................................................................     3,375,000      3,194,370
    Series C, 10.00%, 12/01/01 ...................................................................       860,000        872,470
    Series C, 10.00%, 12/01/02 ...................................................................       715,000        725,368



                                                                              95


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                          PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                    AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MINNESOTA (CONT.)
 St. Paul Port Authority IDR, (cont.)
    Series C, 10.00%, 12/01/06 .......................................................   $  2,930,000   $  2,903,747
    Series C, 9.875%, 12/01/08 .......................................................      3,100,000      3,057,189
    Series F, 10.25%, 10/01/99 .......................................................         65,000         65,168
    Series F, 8.00%, 9/01/00 .........................................................         25,000         24,931
    Series F, 10.25%, 10/01/00 .......................................................         70,000         70,657
    Series F, 8.00%, 9/01/01 .........................................................         25,000         24,991
    Series F, 10.25%, 10/01/01 .......................................................         80,000         80,799
    Series F, 8.00%, 9/01/02 .........................................................         25,000         25,060
    Series F, 10.25%, 10/01/02 .......................................................         90,000         90,647
    Series F, 8.00%, 9/01/19 .........................................................      1,025,000        870,338
    Series I, 10.75%, 12/01/00 .......................................................         15,000         15,219
    Series I, 10.75%, 12/01/01 .......................................................         15,000         15,331
    Series I, 10.75%, 12/01/02 .......................................................         15,000         15,331
    Series J, 9.50%, 12/01/01 ........................................................         80,000         81,342
    Series J, 9.50%, 12/01/02 ........................................................         95,000         96,535
    Series J, 9.50%, 12/01/11 ........................................................      1,325,000      1,304,529
    Series L, 9.50%, 12/01/01 ........................................................         40,000         40,671
    Series L, 9.75%, 12/01/01 ........................................................         25,000         25,416
    Series L, 9.50%, 12/01/02 ........................................................         45,000         45,727
    Series L, 9.75%, 12/01/02 ........................................................         30,000         30,478
    Series L, 9.50%, 12/01/14 ........................................................      1,025,000      1,007,524
    Series L, 9.75%, 12/01/14 ........................................................      1,530,000      1,509,284
    Series N, 10.00%, 12/01/01 .......................................................         65,000         66,046
    Series N, 10.75%, 10/01/02 .......................................................      1,300,000      1,313,182
    Series N, 10.00%, 12/01/02 .......................................................         65,000         66,024
    Series N, 10.00%, 12/01/14 .......................................................      1,405,000      1,392,847
    Series S, 9.625%, 12/01/01 .......................................................         55,000         55,065
    Series S, 9.625%, 12/01/02 .......................................................         60,000         60,043
    Series S, 9.625%, 12/01/14 .......................................................      1,280,000      1,270,950
    Series T, 9.625%, 12/01/01 .......................................................         30,000         30,502
    Series T, 9.625%, 12/01/02 .......................................................         35,000         35,562
    Series T, 9.625%, 12/01/14 .......................................................        910,000        903,566
 St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
    6/01/16 ..........................................................................      5,040,000      5,120,086
    6/01/26 ..........................................................................     10,660,000     10,829,387
                                                                                                        ------------
                                                                                                         155,421,570
                                                                                                        ------------
 MISSISSIPPI 1.3%
 Claiborne County PCR,
    Middle South Energy Inc. Project, Series A, 9.50%, 12/01/13 ......................      8,515,000      8,828,863
    Middle South Energy Inc. Project, Series B, 8.25%, 6/01/14 .......................      9,750,000     10,118,453
    Systems Energy Resources Inc., Refunding, 7.30%, 5/01/25 .........................      2,500,000      2,621,225
    Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 .........................     33,295,000     34,327,145
 Corinth and Alcorn County Hospital Revenue, Magnolia Regional Health Center Project,
    Refunding, Series A, 5.50%, 10/01/21 .............................................      4,000,000      3,943,840
    Series B, 5.50%, 10/01/21 ........................................................      1,000,000        985,960
 Lowndes County Hospital Revenue, Golden Triangle Medical Center, 8.50%, 2/01/10 .....      4,035,000      4,239,090
 Mississippi Business Finance Corp. PCR, Systems Energy Resources Inc. Project, 5.875%,
    4/01/22 ..........................................................................     23,400,000     23,372,388
                                                                                                        ------------
                                                                                                          88,436,964
                                                                                                        ------------
 MISSOURI 1.4%
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
    Pre-Refunded, 6.25%, 12/01/16 ....................................................      1,000,000      1,163,220
    Pre-Refunded, 6.40%, 12/01/25 ....................................................      3,000,000      3,519,360
    Refunding, 5.25%, 12/01/20 .......................................................     12,280,000     12,200,303
    Refunding, 5.25%, 12/01/26 .......................................................      8,875,000      8,746,668
 Marshall IDA, Hospital Revenue, John Fitzgibbon Memorial Hospital, Pre-Refunded,
    10.00%, 5/01/20 ..................................................................      8,600,000      9,421,214


96



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                              PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MISSOURI (CONT.)
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    Heartland Health, Refunding and Improvement,
    8.125%, 10/01/10 .....................................................................   $ 7,300,000   $ 7,635,362
 Newton County IDA, Health Facilities Revenue, Beverly Enterprises, 10.375%, 11/01/08 ....     1,320,000     1,397,075
 Perry County GO, Perry Memorial Hospital, Pre-Refunded, 9.125%, 6/01/11 .................     1,600,000     1,743,296
 St. Louis County IDA, Kiel Center, Refunding,
    7.625%, 12/01/09 .....................................................................     8,000,000     8,732,000
    7.75%, 12/01/13 ......................................................................     5,175,000     5,651,721
    7.875%, 12/01/24 .....................................................................     6,000,000     6,556,380
 St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ..............     8,640,000     9,452,851
    Refunding, Series A, 6.00%, 7/15/13 ..................................................    14,250,000    14,891,535
                                                                                                           -----------
                                                                                                            91,110,985
                                                                                                           -----------
 MONTANA .3%
 Montana State Board of Housing SFM,
    Senior Bonds, Series B-2, 8.90%, 10/01/00 ............................................       125,000       127,579
    Series A, FHA Insured, 8.275%, 10/01/03 ..............................................       405,000       423,970
 Montana State Board of Investments Resource Recovery Revenue, Yellowstone Energy Project,
    7.00%, 12/31/19 ......................................................................    20,770,000    20,090,198
                                                                                                           -----------
                                                                                                            20,641,747
                                                                                                           -----------
 NEBRASKA .5%
 Douglas County Hospital Authority No. 1 Revenue, Alegent Health, Immanuel Medical Center,
    Refunding, 5.25%, 9/01/21 ............................................................     3,670,000     3,720,242
 Kearney IDR, Great Platte River Road, 6.75%,
    1/01/23 ..............................................................................     9,000,000     8,831,700
    1/01/28 ..............................................................................     6,500,000     6,338,215
 Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
    Series A, MBIA Insured, 5.375%, 6/01/19 ..............................................     5,465,000     5,605,232
 Nebraska Investment Finance Authority Health Facilities Revenue, Children's Healthcare
    Services, AMBAC Insured, 5.50%, 8/15/27 ..............................................     8,000,000     8,354,480
 Scotts Bluff County Hospital Authority No. 1 Hospital Revenue,
    Regional West, 6.375%, 12/15/08 ......................................................     1,145,000     1,240,676
    Regional West Medical Center, Pre-Refunded, 6.375%, 12/15/08 .........................       955,000     1,062,781
                                                                                                           -----------
                                                                                                            35,153,326
                                                                                                           -----------
 NEVADA 3.4%
 Clark County IDR,
    Nevada Power Co. Project, Refunding, Series C, 5.50%, 10/01/30 .......................    38,400,000    37,279,104
    Nevada Power Co. Project, Series A, 5.60%, 10/01/30 ..................................    23,900,000    23,550,582
    Nevada Power Co. Project, Series A, 5.90%, 11/01/32 ..................................     9,325,000     9,413,308
    Southwest Gas Corp., Series A, 6.50%, 12/01/33 .......................................    13,775,000    14,848,761
 Clark County Special ID No. 108, Summerlin, 6.625%, 2/01/17 .............................     7,550,000     7,790,770
 Henderson Local ID,
    No. 2, 9.50%, 8/01/11 ................................................................     5,725,000     5,917,990
    No. T-1, Series A, 8.50%, 8/01/13 ....................................................    22,870,000    24,567,183
    No. T-4, Series A, 8.50%, 11/01/12 ...................................................     9,120,000     9,480,149
    No. T-4, Series B, 7.30%, 11/01/12 ...................................................     4,630,000     4,783,253
    No. T-10, 7.50%, 8/01/15 .............................................................     7,275,000     7,520,895
    No. T-12, Series A, 7.375%, 8/01/18 ..................................................    49,995,000    49,811,518
 Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A,
    6.10%, 6/15/14 .......................................................................     3,500,000     3,676,855
 Las Vegas Local Improvement Bond Special Assessment,
    ID No. 404, 5.85%, 11/01/09 ..........................................................     3,395,000     3,472,712
    ID No. 707, 6.60%, 6/01/05 ...........................................................     1,000,000     1,035,430
    ID No. 707, 6.70%, 6/01/06 ...........................................................     1,235,000     1,279,052
    ID No. 707, 6.80%, 6/01/07 ...........................................................     1,805,000     1,869,818
    ID No. 707, 7.10%, 6/01/16 ...........................................................     8,000,000     8,293,040
 Las Vegas Special Assessment ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ................     7,615,000     7,796,770
 Nevada Housing Division, SF Program, Subordinated,
    FI/GML, Series A, 9.30%, 10/01/00 ....................................................        80,000        81,966
    FI/GML, Series A-1, 8.75%, 10/01/04 ..................................................       220,000       232,632
    FI/GML, Series A-2, 9.375%, 10/01/00 .................................................        85,000        87,182



                                                                              97


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 NEVADA (CONT.)
 Nevada Housing Division, SF Program, Subordinated, (cont.)
    FI/GML, Series A-2, 8.65%, 10/01/01 ...................................................   $    240,000   $    245,018
    FI/GML, Series A-3, 9.20%, 10/01/00 ...................................................        115,000        117,640
    FI/GML, Series B, 9.50%, 10/01/01 .....................................................        175,000        181,309
    FI/GML, Series B-1, 7.90%, 10/01/05 ...................................................        575,000        602,474
    FI/GML, Series C-1, 7.55%, 10/01/05 ...................................................        715,000        754,218
    Series B-2, 9.65%, 10/01/02 ...........................................................        145,000        149,765
    Series C-1, 9.60%, 10/01/02 ...........................................................        215,000        216,926
                                                                                                             ------------
                                                                                                              225,056,320
                                                                                                             ------------
 NEW HAMPSHIRE 2.6%
 New Hampshire Higher Education and Health Facilities Authority Revenue,
    Hillcrest Terrace, 7.50%, 7/01/24 .....................................................     18,750,000     20,172,375
    Hospital Littleton Hospital Association, Series B, 5.90%, 5/01/28 .....................      2,000,000      1,988,780
    Kendal at Hanover Project, Pre-Refunded, 8.00%, 10/01/19 ..............................      9,290,000      9,736,385
    New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 .................      1,300,000      1,330,368
 New Hampshire State Business Finance Authority PCR,
    Connecticut Light and Power Co., Refunding, Series A, 5.85%, 12/01/22 .................     21,000,000     21,047,670
    Public Service Co. of New Hampshire, Refunding, Series D, 6.00%, 5/01/21 ..............     28,000,000     28,526,120
    Public Service Co. of New Hampshire, Refunding, Series E, 6.00%, 5/01/21 ..............     21,800,000     22,209,622
    United Illuminating Co., Refunding, Series A, 5.875%, 10/01/33 ........................      3,000,000      3,064,560
 New Hampshire State IDAR, Pollution Control,
    Connecticut Light and Power Co., 5.90%, 11/01/16 ......................................      5,400,000      5,484,888
    Connecticut Light and Power Co., 5.90%, 8/01/18 .......................................      8,000,000      8,111,600
    Public Service Co. of New Hampshire Project, Series A, 7.65%, 5/01/21 .................     10,970,000     11,594,522
    Public Service Co. of New Hampshire Project, Series C, 7.65%, 5/01/21 .................     34,635,000     36,606,771
                                                                                                             ------------
                                                                                                              169,873,661
                                                                                                             ------------
 NEW JERSEY .4%
 Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
    Series 1, 6.00%, 1/01/19 ..............................................................      2,180,000      2,169,776
    Series 1, 6.00%, 1/01/29 ..............................................................      5,000,000      4,904,250
    Series 2, 6.125%, 1/01/19 .............................................................      2,125,000      2,110,083
    Series 2, 6.125%, 1/01/29 .............................................................      5,105,000      4,995,038
 New Jersey EDA Revenue, First Mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 .........      1,500,000      1,490,055
 New Jersey Health Care Facilities Financing Authority Revenue, Lutheran Home, Series A,
    8.40%, 7/01/19 ........................................................................      2,100,000      2,154,768
 New Jersey State Housing and Mortgage Finance Agency MFHR, Refunding, Series A,
    AMBAC Insured,
    6.00%, 11/01/14 .......................................................................      3,000,000      3,204,990
    6.05%, 11/01/20 .......................................................................      5,500,000      5,863,715
                                                                                                             ------------
                                                                                                               26,892,675
                                                                                                             ------------
 NEW MEXICO 4.2%
 Farmington PCR,
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%, 12/01/16    29,045,000     30,754,298
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 5.80%, 4/01/22     22,000,000     22,324,280
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.40%, 8/15/23     58,250,000     61,030,273
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series B, 6.30%, 12/01/16    14,500,000     15,353,325
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series B, 5.80%, 4/01/22     19,500,000     19,787,430
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series C, 5.80%, 4/01/22     13,900,000     14,104,886
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%, 4/01/22    64,125,000     68,366,869
    Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ..................................     37,000,000     40,904,240
 New Mexico Mortgage Finance Authority SFM Program,
    Refunding, Series A-1, 7.90%, 7/01/04 .................................................        820,000        855,178
    Series A, 9.50%, 9/01/00 ..............................................................        170,000        172,385
    Series A, 9.10%, 9/01/03 ..............................................................        720,000        759,859
    Series A, FHA Insured, 8.80%, 9/01/01 .................................................        195,000        200,376



98



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 NEW MEXICO (CONT.)
 New Mexico Mortgage Finance Authority SFM Program, (cont.)
    Series B, 9.30%, 9/01/00 ...............................................................   $     60,000   $     60,835
    Sub Series A, 9.55%, 9/01/02 ...........................................................        575,000        591,704
 Rio Rancho Water and Wastewater Revenue, Series A, FSA Insured, Pre-Refunded, 5.90%, 5/15/15     3,620,000      3,930,777
                                                                                                              ------------
                                                                                                               279,196,715
                                                                                                              ------------
 NEW YORK 12.2%
 Long Island Power Authority Electric System Revenue, Series A, FSA Insured, 5.25%, 12/01/26     50,470,000     50,892,434
 Metropolitan Transportation Authority Commuter Facilities Revenue,
    Series 8, 5.50%, 7/01/21 ...............................................................     16,775,000     17,520,481
    Series A, 5.625%, 7/01/27 ..............................................................     12,880,000     13,575,391
    Series R, 5.50%, 7/01/17 ...............................................................      2,000,000      2,096,980
    Service Contract, Refunding, Series 1, 5.70%, 7/01/24 ..................................     10,000,000     10,499,300
 Metropolitan Transportation Authority Service Contract Revenue,
    Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 ...............................      3,860,000      4,126,494
    Commuter Facilities, Refunding, Series N, 6.80%, 7/01/04 ...............................      3,330,000      3,688,075
    Commuter Facilities, Refunding, Series N, 6.90%, 7/01/05 ...............................      3,050,000      3,383,365
    Transit Facilities, Refunding, Series N, 6.80%, 7/01/04 ................................      2,330,000      2,580,545
    Transit Facilities, Refunding, Series N, 6.90%, 7/01/05 ................................      2,470,000      2,739,971
    Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 ...............................      7,830,000      8,706,412
    Transit Facilities, Refunding, Series P, 5.75%, 7/01/15 ................................      6,065,000      6,407,733
 Metropolitan Transportation Authority Transit Facilities Revenue,
    Series A, MBIA Insured, 5.875%, 7/01/27 ................................................     22,700,000     24,981,350
    Service Contract, Refunding, Series R, 5.50%, 7/01/17 ..................................      5,000,000      5,250,100
 New York City GO,
    Refunding, Series F, 6.00%, 8/01/11 ....................................................     10,000,000     11,057,200
    Refunding, Series F, 5.25%, 8/01/15 ....................................................     20,580,000     20,938,298
    Refunding, Series F, 5.375%, 8/01/19 ...................................................     41,250,000     41,912,063
    Refunding, Series H, 6.25%, 8/01/15 ....................................................     25,000,000     27,945,500
    Refunding, Series H, 6.125%, 8/01/25 ...................................................      5,600,000      6,158,096
    Refunding, Series J, 6.00%, 8/01/21 ....................................................     10,000,000     10,925,300
    Series A, 6.125%, 8/01/06 ..............................................................     10,190,000     11,262,701
    Series A, 6.25%, 8/01/08 ...............................................................     10,000,000     11,087,000
    Series A, 7.25%, 3/15/20 ...............................................................        120,000        125,710
    Series A, 6.25%, 8/01/21 ...............................................................        845,000        903,516
    Series A, Pre-Refunded, 7.25%, 3/15/20 .................................................        210,000        221,621
    Series B, 6.75%, 10/01/15 ..............................................................         30,000         32,914
    Series B, 7.00%, 2/01/18 ...............................................................      4,090,000      4,454,910
    Series B, 7.00%, 2/01/19 ...............................................................      4,850,000      5,277,091
    Series B, 7.00%, 2/01/20 ...............................................................      4,980,000      5,417,144
    Series B, 6.00%, 8/15/26 ...............................................................      4,355,000      4,733,406
    Series B, Pre-Refunded, 6.75%, 10/01/15 ................................................         70,000         78,012
    Series B, Pre-Refunded, 7.00%, 2/01/19 .................................................        150,000        165,777
    Series B, Pre-Refunded, 7.00%, 2/01/20 .................................................        765,000        845,463
    Series B, Pre-Refunded, 6.00%, 8/15/26 .................................................        645,000        732,352
    Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 .................................     17,070,000     19,829,024
    Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 .................................      5,000,000      5,869,050
    Series C, 5.375%, 11/15/27 .............................................................      7,450,000      7,573,670
    Series C, 5.50%, 11/15/37 ..............................................................      2,000,000      2,094,240
    Series C, Pre-Refunded, 7.25%, 8/15/24 .................................................      7,905,000      8,604,751
    Series C, Sub Series C-1, 7.00%, 8/01/16 ...............................................         15,000         16,516
    Series C, Sub Series C-1, 7.00%, 8/01/17 ...............................................        150,000        165,264
    Series C, Sub Series C-1, 7.50%, 8/01/21 ...............................................        135,000        150,543
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 .................................         40,000         44,790
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 .................................        220,000        246,345
    Series C, Sub Series C-1, Pre-Refunded, 7.50%, 8/01/21 .................................        300,000        340,692
    Series D, 6.00%, 2/15/10 ...............................................................      9,445,000     10,285,699



                                                                              99



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                            PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 NEW YORK (CONT.)
 New York City GO, (cont.)
   Series D, 7.625%, 2/01/13 .............................................................   $    70,000   $    77,533
   Series D, 7.625%, 2/01/14 .............................................................       170,000       188,246
   Series D, 7.50%, 2/01/18 ..............................................................        50,000        55,139
   Series D, Pre-Refunded, 6.00%, 2/15/10 ................................................     2,155,000     2,404,247
   Series D, Pre-Refunded, 7.70%, 2/01/11 ................................................       150,000       168,875
   Series D, Pre-Refunded, 7.625%, 2/01/13 ...............................................       330,000       370,844
   Series D, Pre-Refunded, 7.625%, 2/01/14 ...............................................       680,000       764,164
   Series D, Pre-Refunded, 7.50%, 2/01/18 ................................................       335,000       375,317
   Series D, Pre-Refunded, 7.50%, 2/01/19 ................................................       330,000       369,716
   Series E, 6.25%, 2/15/07 ..............................................................     4,960,000     5,520,728
   Series E, 7.50%, 2/01/18 ..............................................................        45,000        49,625
   Series E, Pre-Refunded, 6.25%, 2/15/07 ................................................     5,040,000     5,703,466
   Series E, Pre-Refunded, 7.50%, 2/01/18 ................................................       480,000       537,768
   Series F, 7.625%, 2/01/13 .............................................................        45,000        49,843
   Series F, 7.625%, 2/01/15 .............................................................        30,000        33,194
   Series F, 7.50%, 2/01/21 ..............................................................       110,000       121,146
   Series F, Pre-Refunded, 7.625%, 2/01/13 ...............................................       310,000       348,369
   Series F, Pre-Refunded, 7.625%, 2/01/14 ...............................................       275,000       309,037
   Series F, Pre-Refunded, 7.50%, 2/01/21 ................................................       575,000       644,201
   Series F, Pre-Refunded, 6.625%, 2/15/25 ...............................................     8,625,000     9,881,231
   Series G, 5.75%, 8/01/10 ..............................................................       505,000       543,981
   Series G, 6.125%, 10/15/11 ............................................................    20,480,000    23,083,213
   Series G, 6.20%, 10/15/14 .............................................................    10,000,000    11,187,100
   Series G, 7.50%, 2/01/22 ..............................................................        60,000        66,062
   Series G, Pre-Refunded, 5.75%, 8/01/10 ................................................     1,290,000     1,424,392
   Series H, 7.20%, 2/01/14 ..............................................................       625,000       684,875
   Series H, 7.20%, 2/01/15 ..............................................................     1,375,000     1,505,529
   Series H, 7.00%, 2/01/19 ..............................................................       750,000       816,263
   Series H, 7.00%, 2/01/20 ..............................................................        80,000        87,045
   Series H, 7.00%, 2/01/22 ..............................................................        10,000        10,875
   Series H, Pre-Refunded, 7.00%, 2/01/19 ................................................     1,495,000     1,654,442
   Series H, Pre-Refunded, 7.00%, 2/01/20 ................................................       200,000       221,036
   Series H, Pre-Refunded, 7.00%, 2/01/22 ................................................        25,000        27,630
   Series I, 6.25%, 4/15/17 ..............................................................    24,935,000    27,634,214
   Series I, 6.25%, 4/15/27 ..............................................................     9,600,000    10,611,840
   Series I, Pre-Refunded, 6.25%, 4/15/17 ................................................       435,000       498,880
   Series I, Pre-Refunded, 6.25%, 4/15/27 ................................................    13,320,000    15,276,042
New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.30%, 2/15/20 .....     8,885,000     9,337,691
New York City IDA,
   Civic Facility Revenue, Amboy Properties Corp. Project, 9.625%, 6/01/15 ...............     6,370,000     6,796,280
   IDR, La Guardia Association LP Project, Refunding, 6.00%, 11/01/28 ....................     7,500,000     7,555,575
New York State Dormitory Authority Revenue,
   City University System, Third General, Series 2, 6.00%, 7/01/26 .......................     6,100,000     6,645,340
   City University System, Third General, Series 2, Pre-Refunded, 6.00%, 7/01/26 .........    15,750,000    17,914,365
   City University System Consolidated, Series 1, 5.375%, 7/01/24 ........................     5,500,000     5,560,335
   Mental Health Services Facilities, Refunding, Series B, 5.625%, 2/15/21 ...............     8,360,000     8,859,594
   Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ...........................    11,240,000    12,315,780
   Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ...........................     5,000,000     5,355,800
   Second Hospital, St. Agnes Hospital, Series A, 5.30%, 2/15/19 .........................     4,250,000     4,299,173
   Second Hospital, St. Clare's Hospital, Series B, 5.40%, 2/15/25 .......................     6,500,000     6,569,420
   State University Educational Facilities, 5.50%, 5/15/26 ...............................     6,055,000     6,257,540
   State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 .................     5,000,000     5,678,250
   State University Educational Facilities, Refunding, 5.125%, 5/15/27 ...................     3,755,000     3,718,764
New York State Environmental Facilities Corp. Special Obligation PCR, State Water Revenue,
   New York Municipal Water, Refunding, Series A, 5.875%, 6/15/14 ........................     5,000,000     5,364,500



100



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

NEW YORK (CONT.)
 New York State HFA, Service Contract Obligation Revenue, Series A,
    6.00%, 3/15/26 .........................................................................   $  4,975,000   $  5,411,606
    Pre-Refunded, 7.80%, 9/15/10 ...........................................................      6,850,000      7,442,799
    Pre-Refunded, 7.80%, 9/15/20 ...........................................................      9,715,000     10,555,736
    Pre-Refunded, 6.50%, 3/15/25 ...........................................................     10,000,000     11,610,500
 New York State HFAR, Refunding, Series A, 5.90%, 11/01/05 .................................     12,515,000     13,640,599
 New York State Medical Care Facilities Finance Agency Revenue,
    Hospital and Nursing, Series B, 6.95%, 2/15/32 .........................................      3,305,000      3,596,699
    Hospital and Nursing, Series B, Pre-Refunded, 6.95%, 2/15/32 ...........................        695,000        776,850
    Montefiore Medical Center, Insured Mortgage, Series A, AMBAC Insured, FHA Guaranteed,
    5.75%, 2/15/25 .........................................................................      6,175,000      6,600,828
 New York State Mortgage Agency Revenue, Homeowners Mortgage,
    Series 59, 6.10%, 10/01/15 .............................................................      2,000,000      2,118,860
    Series 59, 6.15%, 10/01/17 .............................................................      2,750,000      2,917,310
    Series 61, 5.80%, 10/01/16 .............................................................      7,100,000      7,412,897
 New York State Urban Development Corp., Corporate Purpose, sub. lien, Refunding,
    5.50%, 7/01/22 .........................................................................      7,975,000      8,262,738
 New York State Urban Development Corp. Revenue, Correctional Capital Facilities,
    Series 6, 5.375%, 1/01/25 ..............................................................      5,750,000      5,811,928
    Series 7, 5.70%, 1/01/27 ...............................................................     22,750,000     24,117,958
 Onondaga County IDA, Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project,
    Refunding, 6.80%, 11/01/14 .............................................................      5,000,000      5,082,700
    7.00%, 11/01/30 ........................................................................      7,000,000      7,116,200
 Port Authority of New York and New Jersey Revenue, Special Obligation Revenue, Consolidated,
   102nd Series, MBIA Insured, 5.75%, 10/15/23 .............................................      5,000,000      5,293,400
 Port Authority of New York and New Jersey Special Obligation Revenue,
    2nd Installment, 6.50%, 10/01/01 .......................................................      1,000,000      1,060,110
    3rd Installment, 7.00%, 10/01/07 .......................................................      8,000,000      9,292,400
    4th Installment, Special Project, 6.75%, 10/01/11 ......................................        925,000      1,030,043
    5th Installment, 6.75%, 10/01/19 .......................................................     17,500,000     19,405,575
    Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ................     10,000,000     10,879,400
    Continental Airport Project, Eastern Project, La Guardia, 9.125%, 12/01/15 .............     27,650,000     30,138,777
 Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
    Series A, 7.90%, 12/15/07 ..............................................................      1,150,000      1,187,398
                                                                                                              ------------
                                                                                                               812,241,115
                                                                                                              ------------
 NORTH CAROLINA .8%
 Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ..............................      2,500,000      2,676,475
 North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series B, 6.00%, 1/01/14 ....................................................     16,000,000     16,659,520
    Series G, 5.875%, 1/01/21 ..............................................................     20,000,000     21,704,600
 North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
    3/01/16 ................................................................................      2,880,000      3,052,973
    9/01/17 ................................................................................      1,915,000      2,030,015
 University of North Carolina at Chapel Hill Hospital Revenue, 5.25%, 2/15/26 ..............      6,570,000      6,579,067
                                                                                                              ------------
                                                                                                                52,702,650
                                                                                                              ------------
 NORTH DAKOTA .4%
 Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC Insured,
    6.05%, 1/01/19 .........................................................................     24,655,000     27,133,814
                                                                                                              ------------
 OHIO 5.6%
 Cleveland Airport Special Revenue, Continental Airlines Inc. Project,
    9.00%, 12/01/19 ........................................................................     21,235,000     22,546,898
    (b) Refunding, 5.70%, 12/01/19 .........................................................     11,520,000     11,098,483
 Cuyahoga County Hospital Revenue, University Hospitals Health System, Refunding, Series B,
    MBIA Insured, 5.50%, 1/15/16 ...........................................................     10,065,000     10,531,311
 Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
    Refunding,
    Series A, 5.625%, 2/01/18 ..............................................................      5,000,000      5,116,450
    Series C, 6.05%, 10/01/09 ..............................................................      7,500,000      8,108,475
    Series E, 6.05%, 10/01/09 ..............................................................      4,000,000      4,324,520
 Elyria GO, FGIC Insured, 5.40%, 12/01/22 ..................................................      2,785,000      2,851,005



                                                                             101


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                              PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 OHIO (CONT.)
 Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
    Refunding, 5.50%, 7/01/17 ............................................................   $  3,100,000   $  3,064,505
    Refunding, 5.50%, 7/01/21 ............................................................      4,700,000      4,610,794
    Series A, 6.625%, 7/01/13 ............................................................      1,000,000      1,094,740
 Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B,
    MBIA Insured,
    5.50%, 9/01/27 .......................................................................     17,885,000     18,578,759
 Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Refunding,
    Series A, 6.625%, 7/01/14 ............................................................      1,000,000      1,081,090
    6.75%, 7/01/20 .......................................................................      2,000,000      2,165,280
 Montgomery County Health Systems Revenue,
    Franciscan at Saint Leonard, Refunding, 5.50%, 7/01/18 ...............................      3,630,000      3,650,292
    Franciscan Medical Center-Dayton, Refunding, 5.50%, 7/01/18 ..........................      1,900,000      1,909,082
    Refunding, Series B, 8.10%, 7/01/01 ..................................................        800,000        850,160
    Refunding, Series B-1, 8.10%, 7/01/01 ................................................        700,000        754,075
    Refunding, Series B-1, 8.10%, 7/01/18 ................................................      1,955,000      2,342,031
    Series B-1, Pre-Refunded, 8.10%, 7/01/18 .............................................      4,345,000      5,499,640
    Series B-2, 8.10%, 7/01/18 ...........................................................      1,995,000      2,369,621
    Series B-2, Pre-Refunded, 8.10%, 7/01/18 .............................................      4,505,000      5,702,159
    St. Leonard, Series B, 8.10%, 7/01/18 ................................................      3,100,000      3,745,606
    St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 ..................................      6,500,000      8,227,310
 Muskingum County Hospital Facilities Revenue, Franciscan Sisters, Refunding, Connie Lee
    Insured, 5.375%, 2/15/12 .............................................................      1,200,000      1,260,492
 Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 .......................      4,925,000      5,113,135
 Ohio State Air Quality Development Authority Revenue,
    Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 ........................     17,900,000     19,281,701
    PCR, Toledo Edison, Series B, Refunding, 8.00%, 5/15/19 ..............................      5,265,000      5,544,098
    Pollution Control, Cleveland Electric, Refunding, Series A, 6.10%, 8/01/20 ...........     10,400,000     10,616,216
    Pollution Control, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 ...........     39,760,000     40,590,586
    Pollution Control, Toledo Edison, Refunding, Series A, 6.10%, 8/01/27 ................      5,000,000      5,103,950
 Ohio State HFA, Retirement Rental Housing Revenue, Beverly Enterprises Project, 10.375%,
    4/01/09 ..............................................................................      9,500,000      9,815,970
 Ohio State Solid Waste Disposal Revenue, USG Corp. Project, 5.65%, 3/01/33 ..............      7,000,000      6,989,430
 Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.00%, 6/01/21 .........     16,650,000     18,485,163
 Ohio State Water Development Authority PCR, Facilities Revenue,
    Cleveland Electric, Refunding, Series A, 6.10%, 8/01/20 ..............................     18,000,000     18,374,220
    Cleveland Electric, Refunding, Series A, 8.00%, 10/01/23 .............................     27,700,000     31,726,472
    Toledo Edison, Series A, 8.00%, 5/15/19 ..............................................      6,200,000      6,528,662
 Ohio State Water Development Authority Revenue, Fresh Water Service, AMBAC Insured, 5.90%,
    12/01/21 .............................................................................      9,250,000     10,008,500
 Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express,
    Project 1, 7.00%, 4/01/04 ............................................................      5,240,000      5,634,153
    Project 1, 7.25%, 4/01/09 ............................................................      5,385,000      5,876,543
    Project 1, 7.375%, 4/01/14 ...........................................................      8,200,000      8,955,138
    Project 1, 7.50%, 4/01/19 ............................................................     14,365,000     15,699,509
    Series 1, 9.125%, 9/15/01 ............................................................        735,000        810,124
    Series 1, 9.125%, 9/15/13 ............................................................      5,875,000      6,475,484
 Toledo-Lucas County Port Authority Development Revenue, Northwest Ohio Bond Fund,
    Series A, Pre-Refunded, 8.625%, 5/15/10 ..............................................      1,125,000      1,222,808
    Series B, 9.00%, 11/15/08 ............................................................        980,000      1,007,763
    Series D, 8.25%, 5/15/20 .............................................................      2,920,000      3,115,815
 Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, 6.875%, 7/01/16 ..      1,500,000      1,568,055
                                                                                                            ------------
                                                                                                             370,026,273
                                                                                                            ------------
 OKLAHOMA .3%
 Tulsa County Municipal Airport Revenue, American Airlines Inc., 7.375%,
 12/01/20 12,845,000 13,714,607 Valley View Hospital Authority Revenue, Valley
 View Regional Medical Center, Refunding, 6.00%, 8/15/14 4,000,000 4,166,680
 Washington County Medical Authority Revenue, Bartlesville, Jane Phillips
 Hospital, Series A, Pre-Refunded, 8.50%, 11/01/10 .......................................      2,385,000      2,453,163
                                                                                                            ------------
                                                                                                              20,334,450
                                                                                                            ------------


102



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 OREGON .2%
 Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured, 5.625%,
    12/01/22 .................................................................................   $ 2,500,000   $ 2,640,175
 Oregon State Department of Administrative Services COP,
    Series A, MBIA Insured, 5.50%, 11/01/20 ..................................................     5,585,000     5,821,860
    Series C, MBIA Insured, 5.75%, 5/01/17 ...................................................     4,665,000     5,028,450
                                                                                                               -----------
                                                                                                                13,490,485
                                                                                                               -----------
 PENNSYLVANIA 4.5%
 Allegheny County Hospital Development Authority Revenue,
    Allegheny Valley Health Facilities Management Co., 7.50%, 8/01/13 ........................     9,100,000     8,073,611
    Allegheny Valley Hospital, 7.75%, 8/01/20 ................................................     2,100,000     1,857,219
 Bucks County IDA, Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.60%,
    3/01/33 ..................................................................................     4,125,000     4,131,683
 Chartiers Valley Industrial and Commercial Development Authority Revenue, Asbury Health Center
    Project, Refunding, 7.40%, 12/01/15 ......................................................     5,250,000     5,727,645
 Delaware River Port Authority Pennsylvania and New Jersey Revenue, Series 1995, FGIC Insured,
    5.50%, 1/01/26 ...........................................................................    20,750,000    21,921,338
 Franklin County IDA, Health Facilities Revenue, Encore Nursing Center,
    10.375%, 7/01/11 .........................................................................       650,000       716,651
    Refunding, 10.375%, 7/01/11 ..............................................................     2,900,000     3,197,366
 Gettysburg IDA Health Facilities Revenue, Encore Nursing Center, Refunding, 10.375%, 7/01/11      3,000,000     3,307,620
 Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A, MBIA
   Insured, 6.15%, 8/01/29 ...................................................................     4,000,000     4,370,040
 Monroeville Hospital Authority Hospital Revenue, Forbes Health Systems, Refunding,
    5.75%, 10/01/05 ..........................................................................     1,000,000       899,510
    7.00%, 10/01/13 ..........................................................................     8,825,000     8,194,101
    6.25%, 10/01/15 ..........................................................................     4,545,000     4,083,228
 Montgomery County Higher Education and Health Authority Revenue,
    First Mortgage, Holy Redeemer Long-Term Care, Series A, Pre-Refunded, 8.20%, 6/01/06 .....     1,615,000     1,811,788
    First Mortgage, Holy Redeemer Long-Term Care, Series A, Pre-Refunded, 8.00%, 6/01/22 .....     3,500,000     3,967,355
    St. Joseph's University, Pre-Refunded, 8.30%, 6/01/10 ....................................     5,000,000     5,397,950
    United Hospital, Series A, Pre-Refunded, 8.375%, 11/01/11 ................................       200,000       210,962
    United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/12 .................................     3,560,000     3,665,056
    United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/13 .................................       750,000       772,133
    United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/14 .................................       600,000       617,706
    United Hospital, Series B, Pre-Refunded, 7.50%, 11/01/14 .................................     3,940,000     4,056,269
    United Hospital, Series B, Pre-Refunded, 7.50%, 11/01/15 .................................     1,600,000     1,647,216
 Montgomery County IDA, Retirement Community Revenue, Act Retirement-Life Communities,
     5.25%, 11/15/28 .........................................................................     2,500,000     2,415,925
 Montgomery County IDAR,
    Hill School Project, MBIA Insured, 5.35%, 8/15/27 ........................................     8,885,000     9,072,385
    Resource Recovery, 7.50%, 1/01/12 ........................................................    10,000,000    10,578,400
 Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
    5.75%, 9/01/99 ...........................................................................     1,750,000     1,766,975
    6.25%, 9/01/04 ...........................................................................     5,000,000     5,314,300
    6.60%, 9/01/09 ...........................................................................    16,000,000    17,476,800
    6.70%, 9/01/14 ...........................................................................    20,760,000    22,722,443
    6.75%, 9/01/19 ...........................................................................    15,800,000    17,331,020
 Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%,
    12/01/15 .................................................................................    10,000,000    11,061,600
 Pennsylvania State Higher Educational Facilities Authority Revenue,
    Health Services, Allegheny Delaware Valley Obligated Group, Series A, MBIA Insured, 5.875%,
    11/15/16 .................................................................................    15,000,000    15,380,850
    Medical College of Pennsylvania, Series A, Pre-Refunded, 8.375%, 3/01/11 .................     1,200,000     1,224,000
 Pennsylvania State Pooled Finance Authority Lease Revenue, Capital Improvement, Series B,
   MBIA Insured, Pre-Refunded, 8.00%, 11/01/09 ...............................................     1,825,000     1,837,812
 Philadelphia Gas Works Revenue, Series A, 6.375%, 7/01/26 ...................................     2,850,000     3,129,671
 Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 ........................................     3,080,000     3,328,063
 Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A,
    5.85%, 5/15/13 ...........................................................................     2,200,000     2,217,754
    5.75%, 5/15/18 ...........................................................................     1,500,000     1,482,690
    5.875%, 5/15/28 ..........................................................................     2,500,000     2,491,100



                                                                             103



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

PENNSYLVANIA (CONT.)
 Philadelphia Municipal Authority Revenue, Lease,
    Refunding, Series D, 6.30%, 7/15/17 ...........................................................   $  3,500,000   $  3,705,765
    Sub Series C, 8.625%, 11/15/16 ................................................................      2,210,000      2,415,486
    Sub Series D, 6.25%, 7/15/13 ..................................................................      3,000,000      3,200,940
 Philadelphia Water and Sewer Revenue, ETM, Series 10, 7.35%, 9/01/04 .............................     14,235,000     16,115,871
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., Pre-Refunded,
    6.50%, 1/01/10 ................................................................................     28,870,000     29,682,113
 South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
    Series A, MBIA Insured, 5.75%, 7/01/16 ........................................................      8,130,000      8,666,905
 South Wayne County Water and Sewer Authority Revenue, Refunding, 8.20%, 4/15/13 ..................      8,350,000      8,715,563
 Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured, 6.05%, 4/01/14 .      5,025,000      5,508,807
                                                                                                                     ------------
                                                                                                                      295,469,685
                                                                                                                     ------------
 RHODE ISLAND .3%
 Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity, Series 17-A,
    6.25%, 4/01/17 ................................................................................      5,000,000      5,251,650
 Rhode Island State Health and Educational Building Corp. Revenue,
    Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ....................      5,000,000      5,400,100
    Landmark Medical Center, 5.875%, 10/01/19 .....................................................      6,000,000      6,328,740
 West Warwick GO, Series A,
    7.00%, 8/15/02 ................................................................................        145,000        155,312
    7.30%, 7/15/08 ................................................................................        915,000      1,023,958
                                                                                                                     ------------
                                                                                                                       18,159,760
                                                                                                                     ------------
 SOUTH CAROLINA 1.0%
 Charleston County Hospital Facilities First Mortgage Revenue, Sandpiper Village Inc., 8.00%,
    11/01/13 ......................................................................................      3,535,000      3,548,468
 Piedmont Municipal Power Agency Electric Revenue, Refunding,
    6.60%, 1/01/21 ................................................................................      8,770,000      8,819,989
    Series A, AMBAC Insured, 6.55%, 1/01/16 .......................................................      9,500,000      9,552,345
 South Carolina Jobs EDA, Health Facilities Revenue, 1st Mortgage Lutheran Homes, Refunding,
    5.65%, 5/01/18 ................................................................................      3,200,000      3,162,848
    5.70%, 5/01/26 ................................................................................      4,235,000      4,148,691
 South Carolina Public Service Authority Revenue, Refunding, Series A, MBIA Insured, 5.75%,
    1/01/22 .......................................................................................     32,500,000     34,867,300
                                                                                                                     ------------
                                                                                                                       64,099,641
                                                                                                                     ------------
 SOUTH DAKOTA .2%
 South Dakota HDA Revenue, Homeownership Mortgage, Series A, 6.125%, 5/01/17 ......................      5,000,000      5,273,600
 South Dakota Health and Educational Facilities Authority Revenue,
    5.50%, 8/01/22 ................................................................................      7,100,000      7,375,551
    Prairie Lakes Health Care, Pre-Refunded, 7.25%, 4/01/22 .......................................      2,480,000      2,842,824
    Prairie Lakes Health Care, Refunding, 7.25%, 4/01/22 ..........................................      1,020,000      1,114,401
                                                                                                                     ------------
                                                                                                                       16,606,376
                                                                                                                     ------------
TENNESSEE .5%
Jackson Hospital Revenue, Jackson-Madison County General Hospital, AMBAC
   Insured, 5.00%, 4/01/28 ........................................................................      2,000,000      1,934,460
Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project,
   Mortgage Revenue, Series A, GNMA Secured, 5.90%, 6/20/37 .......................................      2,620,000      2,715,918
Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding and Improvement,
   MBIA Insured, 5.125%, 7/01/25 ..................................................................     10,650,000     10,430,717
Knox County Health, Educational and Housing Facilities Board MFHR, East Towne Village Project,
   GNMA Secured, 8.20%, 7/01/28 ...................................................................      3,050,000      3,139,182
Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal Express
   Corp., 7.875%, 9/01/09 .........................................................................      6,000,000      6,624,840
 Metropolitan Government of Nashville and Davidson County GO, Public Improvements, 5.875%, 5/15/26       5,000,000      5,500,050
 Shelby County Health and Education Housing Facility Revenue, Beverly Enterprise, 10.125%, 12/01/11      2,800,000      3,019,716
 Tennessee HDA, Mortgage Finance, Series A, 6.90%, 7/01/25 ........................................        200,000        217,304
                                                                                                                     ------------
                                                                                                                       33,582,187
                                                                                                                     ------------
 TEXAS 3.0%
 Alliance Airport Authority Special Facilities Revenue, 7.50%, 12/01/29 ...........................     10,000,000     10,692,500
 Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
   ETM, Refunding, FSA Insured, 6.00%, 11/15/15 ...................................................      8,750,000      9,958,813
 Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ......................................      4,355,000      4,514,872



104



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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                         PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                   AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

TEXAS (CONT.)
Copperas Cove Health Facilities Development Corp. Hospital Revenue, First Mortgage, Metroplex
    Health, Series B,
    9.125%, 12/01/19 ................................................................................   $  5,328,000   $  5,614,540
 El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ............................................      4,050,000      4,361,000
 Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hospital System
    Project, Refunding, Series A, MBIA Insured,
    5.75%, 6/01/19 ..................................................................................     15,065,000     16,274,569
    5.50%, 6/01/24 ..................................................................................     12,000,000     12,524,400
 Harris County Health Facilities Development Corp. Special Facilities Revenue, Medical Center Project,
    MBIA Insured, 6.00%, 5/15/20 ....................................................................      7,000,000      7,663,600
 Lower Neches Valley Authority IDC Revenue, Mobil Oil Refunding Corp., Refunding, 5.55%, 3/01/33 ....      2,500,000      2,547,400
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
    5.60%, 1/01/27 ..................................................................................      8,640,000      8,413,632
    Series A, 5.60%, 4/01/18 ........................................................................      4,500,000      4,442,670
 Nueces River Authority Water Supply Revenue, Facilities, Corpus Christi Lake Project, FSA Insured,
    5.50%, 3/01/27 ..................................................................................      7,500,000      7,866,975
 Port Corpus Christi IDC Revenue, Valero, Refunding, Series C, 5.40%, 4/01/18 .......................      5,000,000      4,946,950
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 .......      5,000,000      5,159,300
 Red River Authority PCR, West Texas Utilities Co. Project, Oklahoma Central Power and Light Co.,
    Refunding, MBIA Insured, 6.00%, 6/01/20 .........................................................      8,000,000      8,766,640
 Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18      7,000,000      7,702,520
 Sam Rayburn Municipal Power Agency Supply System Revenue, Refunding, Series A, 6.50%, 10/01/08 .....        380,000        397,833
    Series A, 6.75%, 10/01/14 .......................................................................     12,990,000     13,719,778
    Series A, 6.25%, 10/01/17 .......................................................................      4,795,000      4,908,546
    Series B, 5.75%, 10/01/08 .......................................................................      1,315,000      1,327,545
    Series B, 6.125%, 10/01/13 ......................................................................      5,150,000      5,276,330
    Series B, 5.50%, 10/01/20 .......................................................................     11,255,000     11,100,581
 San Antonio Electric and Gas Revenue, Series 95, MBIA Insured, 5.375%, 2/01/18 .....................      6,000,000      6,138,240
 Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 .....................      7,430,000      7,787,234
 Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ........................      4,000,000      4,294,480
 Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23 .....................................      8,750,000      9,142,613
 Travis County Health Facilities Development Corp. Hospital Revenue, Charity Obligation Group,
    Series A, 5.375%, 11/01/28 ......................................................................     11,685,000     11,779,882
 Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
   Series B, FSA Insured, 5.60%, 11/01/27 ...........................................................      3,450,000      3,627,951
                                                                                                                       ------------
                                                                                                                        200,951,394
                                                                                                                       ------------
 U.S. TERRITORIES 4.5%
 American Samoa EDA, Executive Office Building Revenue, 10.125%, 9/01/08 ............................      2,175,000      2,246,275
 District of Columbia GO,
    ETM, Series A, 5.875%, 6/01/05 ..................................................................        595,000        654,339
    ETM, Series A, 6.00%, 6/01/07 ...................................................................        870,000        971,686
    Refunding, Series A, 5.875%, 6/01/05 ............................................................      7,205,000      7,742,565
    Refunding, Series A, 6.00%, 6/01/07 .............................................................     10,905,000     11,887,104
    Refunding, Series B, 5.25%, 6/01/26 .............................................................     59,315,000     58,464,423
    Series A, 5.25%, 6/01/27 ........................................................................     16,225,000     15,988,602
    Series A, Pre-Refunded, 6.375%, 6/01/11 .........................................................     22,770,000     26,248,345
    Series A, Pre-Refunded, 6.375%, 6/01/16 .........................................................     27,230,000     31,389,655
    Series E, 6.00%, 6/01/11 ........................................................................      5,000,000      5,379,300
 District of Columbia Hospital Revenue,
    Medlantic Healthcare Group, ETM, Refunding, Series A, MBIA Insured, 5.70%, 8/15/08 ..............      6,500,000      7,134,335
    Medlantic Healthcare Group, ETM, Refunding, Series A, MBIA Insured, 5.875%, 8/15/19 .............      8,850,000      9,669,068
    Washington Hospital Center Corp., Series A, Pre-Refunded, 7.00%, 8/15/05 ........................      2,000,000      2,166,940
    Washington Hospital Center Corp., Series A, Pre-Refunded, 9.00%, 1/01/08 ........................     12,430,000     13,850,749
    Washington Hospital Center Corp., Series A, Pre-Refunded, 8.75%, 1/01/15 ........................      3,750,000      4,165,725
    Washington Hospital Center Corp., Series A, Pre-Refunded, 7.125%, 8/15/19 .......................      4,500,000      5,058,450
 District of Columbia Redevelopment Land Agency Washington D.C. Sports Arena Special Tax Revenue,
    5.625%, 11/01/10 ................................................................................      1,050,000      1,092,305
 District of Columbia Revenue, Carnegie Endowment Revenue, 5.75%, 11/15/26 ..........................      5,410,000      5,659,131
 Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien, Series A,
    6.25%, 3/15/28 ..................................................................................     15,000,000     15,099,300
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.40%, 3/15/28 ....      9,090,000      8,865,204



                                                                             105



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                    AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

U.S. TERRITORIES (CONT.)
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
     7.75%, 7/01/08 .................................................................................   $    700,000   $    715,722
 Virgin Islands PFA Revenue,
    Matching Fund Loan Notes, Refunding, Series A, 7.25%, 10/01/18 ..................................     14,000,000     15,997,940
    sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/01 ................................      1,600,000      1,650,256
    sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/02 ................................      1,840,000      1,905,026
    sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/03 ................................      1,895,000      1,974,931
    sub. lien, Fund Loan Notes, Refunding, Series E, 5.75%, 10/01/13 ................................     15,000,000     15,670,350
    sub. lien, Fund Loan Notes, Refunding, Series E, 5.875%, 10/01/18 ...............................      9,000,000      9,324,810
    sub. lien, Fund Loan Notes, Refunding, Series E, 6.00%, 10/01/22 ................................     15,000,000     15,661,350
 Virgin Islands Water and Power Authority Electric System Revenue, Series A, Pre-Refunded, 7.40%,
    7/01/11 .........................................................................................        380,000        414,542
 Virgin Islands Water and Power Authority Water System Revenue, Series B, 7.60%, 1/01/12 ............      4,000,000      4,575,120
                                                                                                                       ------------
                                                                                                                        301,623,548
                                                                                                                       ------------
 UTAH .7%
 Box Elder County PCR, Nucor Corp. Project, 6.90%, 5/15/17 ..........................................      2,000,000      2,172,340
 Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental Services, Refunding, Series A,
    7.45%, 7/01/17 ..................................................................................      2,500,000      2,768,625
 Davis County Solid Waste Management Energy Recovery Revenue, Special Services District, Pre-Refunded,
    6.125%, 6/15/09 .................................................................................     16,800,000     18,650,688
 Tooele County PCR, Laidlaw Environmental, Refunding, Series A, 7.55%, 7/01/27 ......................      3,500,000      3,898,755
 Utah Assessed Municipal Power Systems Revenue, San Juan Project, 6.375%, 6/01/22 ...................     11,000,000     12,515,140
 Utah State HFA, SFM,
    Series A, 9.625%, 7/01/00 .......................................................................          5,000          5,106
    Series A-2, 9.625%, 7/01/02 .....................................................................         20,000         20,631
    Series A-2, 9.45%, 7/01/03 ......................................................................         40,000         41,481
    Series B, 9.50%, 7/01/00 ........................................................................         15,000         15,322
    Series B, 9.25%, 7/01/01 ........................................................................         25,000         25,570
    Series B-2, 9.50%, 7/01/02 ......................................................................         10,000         10,303
    Series B-2, 9.45%, 7/01/03 ......................................................................         70,000         72,983
    Series C-1, 9.375%, 7/01/00 .....................................................................         20,000         20,363
    Series C-2, 9.05%, 7/01/03 ......................................................................        115,000        120,383
    Series D-2, 9.00%, 7/01/03 ......................................................................        230,000        240,757
    Series E, 9.50%, 7/01/00 ........................................................................         10,000         10,197
    Series E-1, 8.70%, 7/01/03 ......................................................................        280,000        294,064
    Series F, 9.60%, 7/01/00 ........................................................................          5,000          5,105
    Series G-2, 9.30%, 7/01/00 ......................................................................         10,000         10,104
    Sub Series B-2, 8.70%, 7/01/04 ..................................................................        445,000        468,567
    Sub Series D, 8.45%, 7/01/04 ....................................................................        215,000        224,228
 Weber County Municipal Building Authority Lease Revenue, Refunding, MBIA Insured, 5.75%, 12/15/19 ..      5,000,000      5,375,050
                                                                                                                       ------------
                                                                                                                         46,965,762
                                                                                                                       ------------
 VIRGINIA .4%
 Hanover County IDA Hospital Revenue, Memorial Regional Medical Center Project, MBIA Insured, 5.50%,
   8/15/25 ..........................................................................................     14,725,000     15,175,732
 Virginia State HDA, Commonwealth Mortgage, Series D, Sub Series D-3, 6.125%, 1/01/19 ...............      9,715,000     10,194,824
                                                                                                                       ------------
                                                                                                                         25,370,556
                                                                                                                       ------------
 WASHINGTON .1%
 Washington State Health Care Facilities Authority Revenue, Swedish Hospital Medical Center,
   AMBAC Insured, Pre-Refunded, 6.30%, 11/15/22 .....................................................      2,675,000      2,969,812
 Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Series C, Pre-Refunded,
   8.00%, 7/01/17 ...................................................................................      5,000,000      5,398,250
                                                                                                                       ------------
                                                                                                                          8,368,062
                                                                                                                       ------------
 WEST VIRGINIA .3%
 West Virginia State Hospital Finance Authority Hospital Revenue, Logan General Hospital Project,
    Refunding and Improvement, 7.25%, 7/01/20 .......................................................     15,000,000     14,625,000
 West Virginia State Water Development Authority Revenue, Solid Waste Management, Series C, 8.125%,
    8/01/15 .........................................................................................      2,355,000      2,496,182
                                                                                                                       ------------
                                                                                                                         17,121,182
                                                                                                                       ------------
 WISCONSIN 1.1%
 Wisconsin Central District Tax Revenue, Junior Dedicated, Series B, 5.75%, 12/15/27 ................     12,840,000     14,377,847
 Wisconsin Housing and EDA, Homeownership Revenue, Series C, 6.15%, 9/01/17 .........................      2,355,000      2,476,235


106



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                           AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 WISCONSIN (CONT.)
 Wisconsin State Health and Educational Facilities Authority Revenue,
    Clement Manor, Refunding, 5.75%, 8/15/24 ...............................................   $    4,000,000   $    3,875,280
    Felician Health Care, Series A, AMBAC Insured, Pre-Refunded, 7.00%, 1/01/15 ............        5,000,000        5,257,450
    Franciscan Health System Inc. Project, Pre-Refunded, 8.375%, 3/01/05 ...................        6,000,000        6,414,720
    Franciscan Health System Inc. Project, Pre-Refunded, 8.50%, 3/01/20 ....................        6,000,000        6,421,980
    Franciscan Skemp Medical Center Inc. Project, 6.25%, 11/15/20 ..........................        9,510,000       10,275,840
    Sisters Sorrowful Mother, Series A, MBIA Insured, 5.90%, 8/15/24 .......................       22,055,000       23,959,890
                                                                                                                --------------
                                                                                                                    73,059,242
                                                                                                                --------------
 WYOMING .2%
 Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A, 6.05%, 7/15/26 .......       10,500,000       11,299,575
 Teton County Hospital District Hospital Revenue, Refunding and Improvement, 5.80%, 12/01/17        1,265,000        1,318,266
 Wyoming CDA, Housing Revenue, Series 1, 6.15%, 6/01/17 ....................................        1,000,000        1,069,860
                                                                                                                --------------
                                                                                                                    13,687,701
                                                                                                                --------------
 TOTAL BONDS ...............................................................................                     6,280,880,302
                                                                                                                --------------
(d)ZERO COUPON BONDS 3.5%
 CALIFORNIA 3.1%
 San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
    7/01/09 ................................................................................        3,750,000        2,309,250
    7/01/10 ................................................................................        4,500,000        2,614,905
    7/01/12 ................................................................................        4,500,000        2,311,920
    7/01/13 ................................................................................        4,250,000        2,048,245
    7/01/14 ................................................................................        2,250,000        1,015,223
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    junior lien, ETM, 1/01/04 ..............................................................        7,400,000        6,155,690
    junior lien, ETM, 1/01/05 ..............................................................        8,000,000        6,369,280
    junior lien, ETM, 1/01/06 ..............................................................        9,000,000        6,844,590
    junior lien, ETM, 1/01/07 ..............................................................        9,400,000        6,789,338
    junior lien, ETM, 1/01/08 ..............................................................       10,400,000        7,174,648
    junior lien, ETM, 1/01/09 ..............................................................       21,900,000       14,416,551
    junior lien, ETM, 1/01/10 ..............................................................       15,000,000        9,196,200
    junior lien, ETM, 1/01/12 ..............................................................       30,100,000       16,711,821
    junior lien, ETM, 1/01/24 ..............................................................       52,700,000       15,056,917
    junior lien, ETM, 1/01/25 ..............................................................       45,200,000       12,279,032
    junior lien, ETM, 1/01/26 ..............................................................      131,900,000       34,068,451
    junior lien, ETM, 1/01/27 ..............................................................      139,100,000       34,815,339
    senior lien, Refunding, Series A, 1/15/23 ..............................................       20,000,000       13,992,600
    senior lien, Refunding, Series A, 1/15/24 ..............................................       20,000,000       13,756,000
                                                                                                                --------------
                                                                                                                   207,926,000
                                                                                                                --------------
 FLORIDA .2%
 Miami-Dade County Special Obligation,
    Capital Appreciation, Series B, MBIA Insured, 10/01/28 .................................       11,860,000        2,420,863
    Capital Appreciation, Series B, MBIA Insured, 10/01/29 .................................       20,000,000        3,862,000
    Capital Appreciation, Series B, MBIA Insured, 10/01/32 .................................        7,780,000        1,255,225
    Capital Appreciation, Series B, MBIA Insured, 10/01/33 .................................        2,000,000          305,160
    Capital Appreciation, Series B, MBIA Insured, 10/01/35 .................................        6,765,000          923,152
    sub. lien, Series B, MBIA Insured, 10/01/34 ............................................        3,895,000          562,049
                                                                                                                --------------
                                                                                                                     9,328,449
                                                                                                                --------------
 NEBRASKA .1%
 Kearney IDR, Great Platte River Road, Capital Appreciation, zero cpn. to 1/01/06, 7.00%
    thereafter,
    1/01/11 ................................................................................        4,255,000        2,691,670
    1/01/17 ................................................................................        8,895,000        5,648,147
                                                                                                                --------------
                                                                                                                     8,339,817
                                                                                                                --------------
 NEW YORK
 MAC for City of Troy, Capital Appreciation, Series C, MBIA Insured,
   7/15/21 .................................................................................          428,010          136,064
   1/15/22 .................................................................................          649,658          200,855
                                                                                                                --------------
                                                                                                                       336,919
                                                                                                                --------------


                                                                             107



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                        PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
(d)ZERO COUPON BONDS (CONT.)
OHIO .1%
Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation, zero cpn. to 12/01/01,
6.30% thereafter, 12/01/05 ........................................................................   $  1,700,000   $    1,582,904
6.40% thereafter, 12/01/06 ........................................................................      1,685,000        1,588,972
6.50% thereafter, 12/01/07 ........................................................................      1,750,000        1,662,220
6.90% thereafter, 12/01/16 ........................................................................      2,500,000        2,430,525
                                                                                                                     --------------
                                                                                                                          7,264,621
                                                                                                                     --------------
TOTAL ZERO COUPON BONDS ...........................................................................                     233,195,806
                                                                                                                     --------------
TOTAL LONG TERM INVESTMENTS (COST $6,183,878,766) .................................................                   6,514,076,108
                                                                                                                     --------------
(a)SHORT TERM INVESTMENTS .6%
Arkansas State Development Finance Authority Higher Education, Capital Asset,
Series A, FGIC Insured, Weekly VRDN and Put, 3.00%, 12/01/15 ......................................        600,000          600,000
Ashland PCR, Ashland Oil Inc. Project, Weekly VRDN and Put, 2.90%, 4/01/09 ........................        600,000          600,000
Connecticut State Health and Educational Facilities Authority
Revenue, Yale University, Series T-1, Weekly VRDN and Put, 2.85%, 7/01/29 .........................        100,000          100,000
Fort Wayne Hospital Authority Hospital Revenue, Parkview Memorial Hospital, Series D, Weekly
    VRDN and Put, 3.00%, 1/01/16 ..................................................................        600,000          600,000
Hawaii State Housing Finance and Development Corp. Revenue, Rental Housing System, Series A, Weekly
    VRDN and Put, 3.00%, 7/01/24 ..................................................................        500,000          500,000
Indiana State Development Financing Authority Revenue, Bayer Corp. Project, Refunding, Daily
    VRDN and Put, 3.25%, 3/01/09 ..................................................................      6,150,000        6,150,000
New York City GO, Unlimited, Series B, Sub Series B-4, Daily VRDN and Put, 3.15%, 8/15/23 .........      5,350,000        5,350,000
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series C, FGIC Insured, Daily VRDN and Put, 3.15%, 6/15/23 ....................................      2,000,000        2,000,000
    Series G, FGIC Insured, Daily VRDN and Put, 3.20%, 6/15/24 ....................................      3,700,000        3,700,000
Putnam County Development Authority PCR, Georgia Power Co., Plant Branch, First Series, Daily
    VRDN and Put, 3.15%, 6/01/23 ..................................................................      1,900,000        1,900,000
West Jefferson IDB, PCR, Alabama Power Co. Project, Refunding, Daily VRDN and Put, 3.15%, 6/01/28 .     15,000,000       15,000,000
                                                                                                                     --------------
TOTAL SHORT TERM INVESTMENTS (COST $36,500,000) ...................................................                      36,500,000
                                                                                                                     --------------
TOTAL INVESTMENTS (COST $6,220,378,766) 98.7% .....................................................                   6,550,576,108
OTHER ASSETS, LESS LIABILITIES 1.3% ...............................................................                      85,089,565
                                                                                                                     --------------
NET ASSETS 100.0% .................................................................................                  $6,635,665,673
                                                                                                                     --------------

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c)  See Note 6 regarding defaulted securities.

(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

(e) The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.

                       See notes to financial statements.



108



FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN INDIANA TAX-FREE INCOME FUND
                                                                           YEAR ENDED FEBRUARY 28,
                                                ----------------------------------------------------------------------
                                                    1999           1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    12.07     $    11.77     $    11.76     $    11.40     $    12.01
                                                ----------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................          .62            .65            .66            .67            .66
 Net realized and unrealized gains (losses) .           --            .32            .01            .35           (.61)
                                                ----------------------------------------------------------------------
Total from investment operations ............          .62            .97            .67           1.02            .05
                                                ----------------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.63)          (.65)          (.66)          (.66)          (.66)
 Net realized gains .........................         (.03)          (.02)            --             --             --
                                                ----------------------------------------------------------------------
Total distributions .........................         (.66)          (.67)          (.66)          (.66)          (.66)
                                                ----------------------------------------------------------------------
Net asset value, end of year ................   $    12.03     $    12.07     $    11.77     $    11.76     $    11.40
                                                ----------------------------------------------------------------------

Total return* ...............................         5.25%          8.52%          5.91%          9.20%           .58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   59,014     $   54,643     $   51,137     $   48,949     $   46,583
Ratios to average net assets:
 Expenses ...................................          .82%           .82%           .82%           .80%           .81%
 Net investment income ......................         5.12%          5.45%          5.69%          5.80%          5.84%
Portfolio turnover rate .....................        18.79%         24.08%         23.54%         10.56%         26.49%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.


                       See notes to financial statements.



                                                                             109



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                      PRINCIPAL
FRANKLIN INDIANA TAX-FREE INCOME FUND                                                                   AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS 98.0%
 Beech Grove EDR, Westvaco Corp., 8.75%, 7/01/10 ..................................................   $    50,000   $    50,811
 Carmel EDR, Cool Creek Association, Refunding, 6.50%, 9/01/15 ....................................     1,000,000     1,074,290
 Clarke County Hospital Association, First Mortgage, MBIA Insured, Pre-Refunded, 7.50%, 9/01/07 ...       250,000       255,000
 Cloverdale Multi-School Building Corp. First Mortgage, MBIA Insured, 5.35%, 1/15/23 ..............     1,200,000     1,220,700
 Crown Point Industrial Redevelopment District Lake County Tax Increment, 8.10%, 2/01/07 ..........        50,000        50,154
 Duneland School Building Corp. First Mortgage, MBIA Insured, 5.50%, 8/01/17 ......................     1,000,000     1,040,170
 Eastern Hancock Middle School Building Corp. First Mortgage, Pre-Refunded, 6.00%, 1/15/21 ........     1,000,000     1,129,940
 Elkhart County Hospital Authority Revenue, Goshen Hospital Association Inc. Project, 7.35%, 7/01/12    1,750,000     1,883,473
 Elwood Middle School Building Corp. First Mortgage, Refunding, 7.30%, 1/01/08 ....................       500,000       533,935
 Fort Wayne Hospital Authority Hospital Revenue, Parkview Memorial Hospital, Series A, FGIC Insured,
    Pre-Refunded, 6.50%, 11/15/12 .................................................................     1,000,000     1,043,950
 Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize-Products Co., Project A,
    8.00%, 12/01/24 ...............................................................................     3,000,000     3,497,610
 Hammond IPC Revenue, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Series 1982,
    8.00%, 11/01/12 ...............................................................................       300,000       317,130
 Hammond Multi-School Building Corp. First Mortgage, Refunding, Series A, 6.20%, 7/10/15 ..........     1,500,000     1,587,600
 Indiana Bond Bank Special Program,
    Series A, 8.375%, 2/01/18 .....................................................................       130,000       132,388
    Series A, 7.50%, 2/01/20 ......................................................................       250,000       263,445
    Series B, 6.20%, 2/01/23 ......................................................................     3,500,000     3,762,605
    Series C, 8.00%, 8/01/11 ......................................................................        20,000        20,211
 Indiana Health Facility Financing Authority Hospital Revenue,
    Hancock Memorial Hospital Health Services, 6.125%, 8/15/17 ....................................     2,000,000     2,112,220
    Jackson County Schneck Memorial Hospital, Pre-Refunded, 7.50%, 2/15/22 ........................     1,835,000     2,063,825
    Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ...........................     1,200,000     1,165,692
    Methodist Hospital Inc., 6.75%, 9/15/09 .......................................................     1,280,000     1,387,520
 (b)Sisters of St. Francis Health, Series A, MBIA Insured, 5.00%, 11/01/29 ........................     1,000,000       959,090
    St. Anthony's Medical Center/Home Inc., Series A, 7.00%, 10/01/17 .............................     1,000,000     1,077,990
 Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project, Refunding,
    5.625%, 5/15/28 ...............................................................................     1,750,000     1,719,060
 Indiana State Development Financing Authority Environmental Revenue, 6.25%, 7/15/30 ..............     2,000,000     2,141,200
 Indiana State Educational Facilities Authority Revenue,
    DePauw University Project, Refunding, 5.30%, 7/01/16 ..........................................       600,000       610,182
    Valparaiso University, AMBAC Insured, 5.125%, 10/01/23 ........................................     2,015,000     1,985,823
 Indiana State HFA, SFMR,
    6.10%, 7/01/22 ................................................................................     1,000,000     1,053,960
    Series A, GNMA Secured, 8.125%, 7/01/06 .......................................................        30,000        31,043
    Series F-2, GNMA Secured, 7.75%, 7/01/22 ......................................................       330,000       345,916
 Indiana State Office Building Commission Correctional Facilities Program Revenue, Pre-Refunded,
    6.375%, 7/01/16 ...............................................................................     1,000,000     1,094,110
 Indianapolis Airport Authority, Indianapolis International Airport Revenue, 6.50%, 11/15/31 ......     1,460,000     1,575,574
 Indianapolis Industrial Gas Utility Revenue, Distribution System, Refunding, Series A, AMBAC
    Insured, 5.00%, 8/15/24 .......................................................................     1,000,000       973,300
 Indianapolis Local Public Improvement Bond, Series D, 6.75%, 2/01/20 .............................     2,300,000     2,566,202
 Jasper County EDR, Georgia-Pacific Corp. Project, 5.625%, 12/01/27 ...............................     1,000,000     1,002,700
 Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured, 7.10%, 7/01/17 ..       500,000       540,640
 Lake Central Industrial Multi-School Building Corp. First Mortgage, Refunding, MBIA Insured,
    6.50%, 1/15/14 ................................................................................     2,100,000     2,287,929
 Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG Insured,
    8.00%, 1/01/14 ................................................................................        95,000        97,080
 Marion County Convention and Recreational Facilities Authority Excise Tax Revenue, Lease Rental,
    Series A, AMBAC Insured, 7.00%, 6/01/21 .......................................................       250,000       269,995
    Subordinated Lien, Series A, MBIA Insured, 5.00%, 6/01/27 .....................................     2,750,000     2,660,928
 Monroe County MFHR, Country View, Series A, GNMA Secured, 5.75%, 4/01/33 .........................     1,100,000     1,117,061
 Muncies Edit Building Corp. First Mortgage, Series A, AMBAC Insured, 6.60%, 12/01/17 .............     2,000,000     2,220,800
 New Albany Floyd County School Building Corp. Revenue, First Mortgage, MBIA Insured, 5.375%,
    1/15/18 .......................................................................................     1,500,000     1,546,920
 New Prairie Unified School Building Corp. Revenue, First Mortgage, Refunding, 5.80%, 7/05/11 .....     1,520,000     1,644,534
 Penn-Harris-Madison Multi-School Building Corp. First Mortgage, FSA Insured, 5.90%, 7/15/14 ......     1,000,000     1,100,310
 Princeton PCR, Refunding, Public Service Co. of Indiana Project, Series C, MBIA Insured, 7.375%,
    3/15/12 .......................................................................................       250,000       263,830
 Rochester Community Multi-School Building Corp. Revenue, First Mortgage, AMBAC Insured, 5.20%,
    1/15/18 .......................................................................................     1,000,000     1,011,530
 Steuben County Metropolitan School District COP, 6.90%, 1/01/08 ..................................       500,000       526,030
 Sullivan Industrial PCR, Hoosier Energy, Merom Project, Refunding, 7.10%, 4/01/19 ................       750,000       799,737
                                                                                                                    -----------
 TOTAL LONG TERM INVESTMENTS (COST $54,130,869) ...................................................                  57,816,143
                                                                                                                    -----------





110



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN INDIANA TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 2.5%
 Fort Wayne Hospital Authority Hospital Revenue, Parkview Memorial Hospital,
    Series B, Weekly VRDN and Put, 3.00%, 1/01/16 .............................................   $    100,000    $    100,000
    Series D, Weekly VRDN and Put, 3.00%, 1/01/16 .............................................        800,000         800,000
 Indiana Health Facility Financing Authority Revenue, St. Anthony Medical Center Project, Weekly
    VRDN and Put, 3.50%, 12/01/14 .............................................................        500,000         500,000
 Princeton PCR, PSI Energy Inc. Project, Refunding, Daily VRDN and Put, 3.20%, 4/01/22 ........        100,000         100,000
                                                                                                                  ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,500,000) ...............................................                      1,500,000
                                                                                                                  ------------
 TOTAL INVESTMENTS (COST $55,630,869) 100.5% ..................................................                     59,316,143
 OTHER ASSETS, LESS LIABILITIES (.5%) .........................................................                      (302,320)
                                                                                                                  ------------
 NET ASSETS 100.0% ............................................................................                   $ 59,013,823

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.


                                                                             111



FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MICHIGAN TAX-FREE INCOME FUND
                                                                YEAR ENDED FEBRUARY 28,
                                                       ---------------------------------------
                                                           1999           1998         1997(1)
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $    11.02     $    10.42    $    10.00
                                                       ---------------------------------------
Income from investment operations:
 Net investment income .............................          .54            .51           .30
 Net realized and unrealized gains .................          .12            .67           .32
                                                       ---------------------------------------
Total from investment operations ...................          .66           1.18           .62
                                                       ---------------------------------------
Less distributions from:
 Net investment income .............................         (.57)          (.58)         (.20)
 Net realized gains ................................         (.02)            --            --
                                                       ---------------------------------------
Total distributions ................................         (.59)          (.58)         (.20)
                                                       ---------------------------------------
Net asset value, end of year .......................   $    11.09     $    11.02    $    10.42
                                                       =======================================

Total return* ......................................         6.15%         11.62%         6.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $   17,117     $    9,268    $    3,884
Ratios to average net assets:
 Expenses ..........................................          .25%           .25%          .34%**
 Expenses excluding waiver and payments by affiliate          .94%          1.01%         1.21%**
 Net investment income .............................         5.03%          5.39%         4.90%**
Portfolio turnover rate ............................        16.00%         51.81%        42.83%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

(1)  For the period July 1, 1996 (effective date) to February 28, 1997.

                       See notes to financial statements.



112



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                                    AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 95.5%
 Avondale School District, AMBAC Insured, 5.75%, 5/01/22 ..........................................   $   150,000   $   167,012
 Caledonia Community Schools, MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 ..........................       100,000       106,805
 Cedar Springs Public School District, MBIA Insured, Pre-Refunded, 5.875%, 5/01/19 ................       250,000       277,800
 Central Michigan University Revenue, FGIC Insured, 5.00%, 10/01/27 ...............................       500,000       480,155
 Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial Hospital,
    Refunding, Series B, 5.625%, 11/01/14 .........................................................       650,000       661,687
 Dearborn EDC Hospital Revenue, Oakwood Obligation Group, Series A, FGIC Insured, 5.75%, 11/15/15 .       100,000       107,793
 Detroit Local Development Finance Authority, Refunding, Series A, 5.375%, 5/01/21 ................       100,000       101,439
 Detroit Sewage Disposal Revenue, Series A, MBIA Insured, 5.50%, 7/01/20 ..........................       215,000       224,103
 Detroit Water Supply System Revenue, Series A, MBIA Insured, 5.00%, 7/01/27 ......................       750,000       728,918
 Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 .............................       500,000       503,435
 Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%, 2/15/25 ...       100,000       106,214
 Ferris State University Revenue, AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 ....................       240,000       271,171
 Gogebic-Iron Wastewater Authority Wastewater Treatment System Revenue, Refunding, MBIA Insured,
    6.05%, 1/01/25 ................................................................................       500,000       535,600
 Greenville Public School Building GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/19 .................       160,000       176,202
 Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ...............       150,000       169,590
 Huron Valley School District GO, FGIC Insured, Pre-Refunded,
    5.875%, 5/01/16 ...............................................................................       100,000       112,200
    5.75%, 5/01/22 ................................................................................       100,000       111,341
 Jenison Public Schools, Refunding, FGIC Insured, 5.75%, 5/01/16 ..................................       130,000       138,701
 Kalamazoo Downtown Development, Refunding, 5.35%, 4/01/18 ........................................       200,000       205,784
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
    Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 ......................................       225,000       241,763
    Refunding, MBIA Insured, 5.25%, 5/15/18 .......................................................       250,000       253,790
 Kenowa Hills Public Schools, MBIA Insured, 5.875%, 5/01/21 .......................................       275,000       292,375
 Kent County Building Authority GO, 5.00%, 6/01/26 ................................................       600,000       579,186
 Lakeview Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ........................       100,000       106,693
 Lincoln Consolidated School District,
    FGIC Insured, Pre-Refunded, 5.85%, 5/01/21 ....................................................       130,000       144,841
    Refunding, FGIC Insured, 5.85%, 5/01/21 .......................................................        10,000        10,862
 Lincoln Park School District, Refunding, FGIC Insured, 5.00%, 5/01/26 ............................       400,000       390,676
 Michigan Higher Education Facilities Authority Revenue, Limited Obligation, Calvin College Project,
    5.55%, 6/01/17 ................................................................................       840,000       841,873
 Michigan Municipal Bond Authority Revenue, Local Government Loan Program Revenue Sharing, 5.20%,
    11/01/19 ......................................................................................       330,000       323,832
 Michigan State Building Authority Revenue, Facilities Program, Refunding, Series 1, 4.75%, 10/15/21      500,000       474,715
 Michigan State HDA,
    Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 ...............................       200,000       213,388
    SFMR, Refunding, Series B, 6.20%, 6/01/27 .....................................................        75,000        79,471
    SFMR, Refunding, Series E, 6.20%, 12/01/27 ....................................................       310,000       324,263
    SFMR, Series D, 5.95%, 12/01/16 ...............................................................       250,000       262,998
 Michigan State Hospital Finance Authority Revenue,
    Mercy Health Services, Series U, 5.75%, 8/15/26 ...............................................       300,000       313,521
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/26 ....................       500,000       485,455
    Presbyterian Villages Obligation Group, 6.375%, 1/01/15 .......................................       225,000       241,718
    Presbyterian Villages Obligation Group, 6.375%, 1/01/25 .......................................     1,250,000     1,333,046
    Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 .......................................       100,000       108,257
 Michigan State Hospital Financing Authority Revenue, Hospital-Charity Obligation Group, Series A,
    5.125%, 11/01/29 ..............................................................................       800,000       778,840
 Michigan State Strategic Fund Limited Obligation Revenue,
    Hope Network Project, Refunding, Series B, 5.125%, 9/01/13 ....................................       600,000       611,754
    Worthington Armstrong Venture, 5.75%, 10/01/22 ................................................       350,000       368,613
 Michigan State Trunk Line, Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ....................       500,000       489,690
 Oakland County EDC, Limited Obligation Revenue, Cranbrook Educational Community, Refunding, 5.00%,
    11/01/17 ......................................................................................       500,000       496,965
 Oakridge Public Schools GO, FSA Insured, 5.125%, 5/01/28 .........................................       500,000       497,340
 Ottawa County GO, Holland Township Water Supply, Refunding, 5.15%, 8/01/18 .......................       280,000       284,371
 Wayne Charter County Airport Revenue, Detroit Metro Airport, Series A, MBIA Insured, 5.25%,
    12/01/18 ......................................................................................       500,000       504,325
 Zeeland Public Schools GO, Series B, MBIA Insured, Pre-Refunded, 6.05%, 5/01/19 ..................       100,000       112,347
                                                                                                                    -----------
 TOTAL LONG TERM INVESTMENTS (COST $15,734,216) ...................................................                  16,352,918
                                                                                                                    -----------


                                                                             113



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                  PRINCIPAL
FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                              AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 3.0%
 Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper
 Project, Refunding, Series C, Daily VRDN and Put, 3.10%, 12/01/23 .              $ 100,000    $  100,000
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit
 Edison Co., Reserve 1, Refunding, Daily VRDN and Put, 3.15%, 9/01/30               300,000       300,000
 Midland County EDC, Limited Obligation Revenue, Dow Chemical Co. ..
 Project, Refunding, Series B, Daily VRDN and Put, 2.20%, 12/01/15 .                100,000       100,000
                                                                                              -----------
 TOTAL SHORT TERM INVESTMENTS (COST $500,000) ......................                              500,000
                                                                                              -----------
 TOTAL INVESTMENTS (COST $16,234,216) 98.5% ........................                           16,852,918
 OTHER ASSETS, LESS LIABILITIES 1.5% ...............................                              264,500
                                                                                              -----------
 NET ASSETS 100.0% .................................................                          $17,117,418
                                                                                              ===========

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.


114


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
                                                                                 YEAR ENDED FEBRUARY 28,
                                                -----------------------------------------------------------------------------
CLASS A                                                              1998            1997           19961              1995
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.92     $     11.61     $     11.68     $     11.28       $     11.82
                                                -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .61             .63             .64             .65               .66
 Net realized and unrealized gains (losses) .           .05             .32            (.06)            .39              (.55)
                                                -----------------------------------------------------------------------------
Total from investment operations ............           .66             .95             .58            1.04               .11
                                                -----------------------------------------------------------------------------
Less distributions from net investment income          (.62)           (.64)           (.65)           (.64)             (.65)
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $     11.96     $     11.92     $     11.61     $     11.68       $     11.28
                                                =============================================================================

Total return* ...............................          5.63%           8.37%           5.13%           9.43%             1.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   681,818     $     636,929  $   574,691      $   564,864       $   533,937
Ratios to average net assets:
 Expenses ...................................           .65%            .66%            .64%            .65%              .63%
 Net investment income ......................          5.06%           5.34%           5.58%           5.65%             5.86%
Portfolio turnover rate .....................          5.43%          12.77%           8.87%          12.04%            31.05%

CLASS C
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.98     $     11.66     $     11.72     $     11.30
                                                -----------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .54             .56             .57             .49
 Net realized and unrealized gains (losses) .           .06             .33            (.05)            .40
                                                -----------------------------------------------------------
Total from investment operations ............           .60             .89             .52             .89
                                                -----------------------------------------------------------
Less distributions from net investment income          (.55)           (.57)           (.58)           (.47)
                                                -----------------------------------------------------------
Net asset value, end of year ................   $     12.03     $     11.98     $     11.66     $     11.72
                                                ===========================================================

Total return* ...............................          5.09%           7.84%           4.57%           8.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $    48,715     $    28,139     $    13,095       $     4,542
Ratios to average net assets:
 Expenses ...................................          1.21%           1.21%           1.21%           1.23%**
 Net investment income ......................          4.50%           4.77%           5.01%           5.15%**
Portfolio turnover rate .....................          5.43%          12.77%           8.87%          12.04%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

1    For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.
                       See notes to financial statements.


                                                                             115



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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                        PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                                  AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS 99.2%
BONDS 99.2%
Aberdeen Township, Refunding, FGIC Insured, 5.70%, 2/01/22 ..........................................   $ 4,100,000  $ 4,378,144
Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14.................................     1,000,000    1,100,270
Atlantic City Municipal Utilities Authority Revenue, Water
System, Pre-Refunded, 7.75%, 5/01/17 ................................................................    2,000,000    2,141,340
Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project, ETM, MBIA
Insured, 7.40%, 7/01/16 .............................................................................    9,500,000   12,211,775
Atlantic County Utilities Authority, Solid Waste Revenue,
   7.00%, 3/01/08 ...................................................................................    2,000,000    2,032,720
  7.125%, 3/01/16 ...................................................................................    6,600,000    6,728,568
Bedminister Township Board of Education COP, Pre-Refunded, 7.125%, 9/01/10...........................    2,000,000    2,179,880
Bergen County Utility Authority Solid Waste System Revenue,
Series A, FGIC Insured, 6.25%, 6/15/11 1,325,000 1,433,067 Camden County
Improvement Authority Health System Revenue, Catholic Health East, Series B,
AMBAC Insured, 5.00%, 11/15/28 ......................................................................   11,600,000   11,440,152
Camden County Municipal Utilities Authority Sewer Revenue, Refunding, FGIC Insured,
   5.20%, 7/15/15 ...................................................................................    5,000,000    5,145,050
   5.25%, 7/15/16 ...................................................................................    2,005,000    2,072,929
   5.125%, 7/15/17 ..................................................................................    4,560,000    4,620,101
   5.25%, 7/15/17 ...................................................................................    2,425,000    2,497,168
Cape May County IPC, Financing Authority Revenue, Refunding, Atlantic City Electric Co., Series A,
   MBIA Insured, 6.80%, 3/01/21 .....................................................................    5,400,000    6,721,272
Carteret Board of Education COP, MBIA Insured, 6.25%, 4/15/19 .......................................    2,750,000    3,032,068
Church Street Corp. Keansburg Elderly Housing Mortgage Revenue,
Refunding, 5.625%, 3/01/11 1,890,000 1,962,387 Delaware River and Bay Authority Revenue, FGIC
   Insured, 5.25%, 1/01/26 ..........................................................................   10,200,000   10,415,934
Delaware River Port Authority Pennsylvania and New Jersey Revenue, Series 1995, FGIC Insured,
   5.50%, 1/01/26 ...................................................................................   24,000,000   25,354,794
Essex County Improvement Authority Revenue,
   MBIA Insured, Pre-Refunded, 6.00%, 12/01/17 ......................................................    2,510,000    2,767,677
   Utilities System, Orange Franchise, Series A, MBIA Insured, 5.375%, 7/01/18 ......................    1,400,000    1,444,982
Evesham Municipal Utilities Authority Revenue, Series B, MBIA Insured, 7.00%, 7/01/10 ...............    3,000,000    3,127,320
Freehold Township Board of Education, FSA Insured, 5.40%, 7/15/28 ...................................    1,080,000    1,109,171
Gloucester County Improvement Authority Revenue, Justice Complex Lease Project, Pre-Refunded,
   7.50%, 12/15/10 ..................................................................................    1,000,000    1,044,680
Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, SES Gloucester Co. ...
   LP Project, Series B, 8.375%, 7/01/10 ............................................................      275,000      275,982
Hamilton Township Board of Education COP, Series B, FSA Insured, 7.00%, 12/15/15 ....................    4,670,000    5,053,500
Highland Park School District GO, Refunding, MBIA
Insured, 5.125%, 2/15/25 7,120,000 7,157,878 Howell Township GO, Refunding,
FGIC Insured, 6.80%, 1/01/14 1,750,000 1,911,928 Hudson County Improvement
Authorities Facilities Lease Revenue, Hudson County Lease Project, FGIC
Insured, Pre-Refunded, 6.00%, 12/01/25 ..............................................................    2,000,000    2,205,320
Hudson County  Improvement Authority Solid Waste Systems Revenue, Koppers Site Project, Series
    A, 6.125%, 1/01/29 ..............................................................................    6,510,000    6,365,478
Mercer County Improvement Authority Revenue, Library Systems, Series A, Pre-Refunded, 6.00%, 12/01/14    2,500,000    2,789,950
Middlesex County COP,
   MBIA Insured, 5.30%, 6/15/29 .....................................................................    5,000,000    5,123,400
   MBIA Insured, Pre-Refunded, 6.00%, 8/15/14 .......................................................    1,500,000    1,660,050
   MBIA Insured, Pre-Refunded, 6.125%, 2/15/19 ......................................................    2,300,000    2,558,267
   Refunding, MBIA Insured, 5.00%, 2/15/19 ..........................................................    4,250,000    4,233,935
Middlesex County Improvement Authority Revenue, Guaranteed Educational Services, Commission Project,
   Pre-Refunded, 6.00%, 9/15/14 .....................................................................    2,000,000    2,255,520
Middlesex County Utilities Authority Sewer Revenue, Refunding, Series A, FGIC Insured,
   5.375%, 9/15/15 ..................................................................................    2,100,000    2,185,176
   5.125%, 12/01/16 .................................................................................    9,000,000    9,181,980
Middletown Township GO, Board of Education, MBIA Insured, 5.85%,
   8/01/24 ..........................................................................................    4,295,000    4,597,755
   8/01/25 ..........................................................................................    4,300,000    4,603,107
Moorestown Township School District, FGIC Insured, 5.00%, 1/01/26 ...................................    1,000,000      991,170
Mount Olive Township, Board of Education, FGIC Insured, 5.25%,
   1/15/22 ..........................................................................................    2,550,000    2,594,192
   1/15/23 ..........................................................................................    2,690,000    2,733,121
New Brunswick Parking Authority Revenue, City GTD Parking, FGIC Insured, 5.00%, 1/01/29 .............    2,000,000    1,981,480
New Jersey EDA Revenue,
   Educational Testing Service, Refunding, Series A, MBIA Insured, 4.75%, 5/15/25 ...................    3,500,000    3,362,870
   Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16 ..............    2,500,000    2,602,950
   St. Barnabas Project, Series A, MBIA Insured, 5.375%, 7/01/27 ....................................    4,375,000    4,473,875
New Jersey EDA,
   Auto Parking Revenue, Blair Development Co., FGIC Insured, 5.60%, 10/15/26 .......................    2,000,000    2,113,000
   EDR, School Revenue, Blair Academy, 1995 Project, Series N, 6.90%, 12/01/11 ......................    3,545,000    3,806,656


116



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
                                                                                                    PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New Jersey EDA, (cont.)
   EDR, School Revenue, Blair Academy, 1995 Project, Series P, 6.90%, 12/01/11 ..................   $   395,000   $   424,155
   Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 ...............     6,370,000     6,694,615
   Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 ...............     3,245,000     3,397,937
   Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 ...............     2,720,000     2,866,499
   Market Transition Facilities Revenue, senior lien, Series A, MBIA Insured, 5.875%, 7/01/11 ...     3,000,000     3,279,510
   Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A, AMBAC Insured,
   6.25%, 8/01/24 ...............................................................................     8,200,000     9,036,974
   PCR, Jersey Central Power and Light, 7.10%, 7/01/15 ..........................................       550,000       596,998
   School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 ........................     1,640,000     1,696,285
   State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC Insured, 5.75%, 3/15/20     4,605,000     4,936,468
   State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC Insured, 5.75%, 3/15/22     3,315,000     3,553,614
   Terminal Revenue, GATX Terminals Corp. Project, 6.65%, 9/01/22 ...............................     7,440,000     7,999,042
   Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A, MBIA Insured,
       5.80%, 3/01/24 ...........................................................................     1,000,000     1,061,260
   Water Facilities Revenue, Middlesex Water Co. Project, 7.25%, 7/01/21 ........................     6,000,000     6,457,380
New Jersey Health Care Facilities Financing Authority Revenue,
   Atlantic City Medical Center, Series C, 6.80%, 7/01/11 .......................................     2,500,000     2,730,175
   Atlantic Health Systems, Series A, 5.00%, 7/01/27 ............................................     5,500,000     5,425,750
   Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 7/01/26 ........................     6,000,000     5,920,320
   Beth Israel Hospital Association Passaic, 7.80%, 7/01/04 .....................................     2,720,000     2,800,893
   Beth Israel Hospital Association Passaic, Refunding, 7.875%, 7/01/07 .........................     1,000,000     1,029,570
   Cathedral Health Service, Pre-Refunded, 7.25%, 2/15/21 .......................................     2,020,000     2,203,315
   Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ...........................     5,000,000     5,078,650
   Cathedral Health, Series A, FHA Insured, Pre-Refunded, 7.25%, 2/15/10 ........................     9,330,000    10,176,698
   Christian Health Care Center, Refunding, Series A, 5.50%, 7/01/18 ............................     1,200,000     1,198,488
   Clara Maas Medical Center, Series B, Pre-Refunded, 7.30%, 7/01/09 ............................     1,000,000     1,033,810
   Clara Maas Medical Center, Series B, Pre-Refunded, 7.25%, 7/01/19 ............................     2,435,000     2,516,938
   East Orange General Hospital, Series B, 7.75%, 7/01/20 .......................................     5,445,000     5,733,585
   Elizabeth General Medical Center, Series C, 7.375%, 7/01/15 ..................................     4,890,000     5,163,596
   Franciscan St. Mary's Hospital, 5.875%, 7/01/12 ..............................................     5,150,000     5,351,829
   Hackensack Medical Center, FGIC Insured, Pre-Refunded, 6.25%, 7/01/21 ........................     2,400,000     2,554,464
   Hackensack University Medical Center, Refunding, Series B, MBIA Insured, 5.20%, 1/01/28 ......     5,000,000     5,061,050
   Holy Name Hospital, 6.00%, 7/01/25 ...........................................................     3,000,000     3,148,080
   Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 ............................................     4,380,000     4,445,963
   Holy Name Hospital, Series B, AMBAC Insured, Pre-Refunded, 7.00%, 7/01/08 ....................     2,000,000     2,136,260
   Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 .......................     2,500,000     2,635,650
   JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 .........................     7,855,000     7,752,571
   John F. Kennedy Health Systems, Obligation Group Revenue, FGIC Insured, 5.70%, 7/01/25 .......     5,000,000     5,276,950
   Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 ..................     7,000,000     6,946,240
   Monmouth Medical Center, Series C, FSA Insured,Pre-Refunded, 6.25%, 7/01/16 ..................     4,900,000     5,566,694
   Monmouth Medical Center, Series C, FSA Insured,Pre-Refunded, 6.25%, 7/01/24 ..................     8,250,000     9,372,495
   Morristown Memorial Hospital, Series C, Pre-Refunded, 7.125%, 7/01/08 ........................     1,800,000     1,859,832
   New Jersey Geriatric Center of Workmen's Circle Inc., Series A, FHA Mortgage Insured, 8.00%,
       2/01/28 ..................................................................................       125,000       128,185
   Newcomb Medical Center, Series A, 7.875%, 7/01/03 ............................................     2,590,000     2,722,168
   Pascack Valley Hospital Association, 5.125%, 7/01/28 .........................................     6,000,000     5,673,780
   Pascack Valley Hospital, Pre-Refunded, 6.90%, 7/01/21 ........................................     3,565,000     3,903,461
   Riverview Medical Center, 5.875%, 7/01/16 ....................................................    10,000,000    10,737,900
   Shoreline Behavioral Health, MBIA Insured, 5.50%, 7/01/27 ....................................     1,500,000     1,564,740
   Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ..................................     2,000,000     1,973,000
   St. Barnabas Health, Refunding, Series B, MBIA Insured, 5.00%, 7/01/24 .......................    16,000,000    15,795,200
   St. Joseph's Hospital and Medical Center, Refunding, 5.75%, 7/01/16 ..........................     2,050,000     2,198,092
   St. Joseph's Hospital and Medical Center, Refunding, 6.00%, 7/01/26 ..........................     1,000,000     1,090,050
   Wayne General Hospital, Series B, Pre-Refunded, 5.75%, 8/01/11 ...............................     1,720,000     1,829,633
   Wayne General Hospital, Series B, Pre-Refunded, 5.875%, 8/01/18 ..............................     1,000,000     1,054,220
New Jersey State Building Authority Revenue, Refunding, 5.00%, 6/15/15 ..........................     5,000,000     5,063,850
New Jersey State Educational Facilities Authority Revenue,
   Jersey State College, Series D, MBIA Insured, 6.125%, 7/01/22 ................................     2,000,000     2,145,980
   New Jersey Institute of Technology Revenue, Refunding, Series A, MBIA Insured, 6.00%,
       7/01/24 ..................................................................................     1,455,000     1,579,504
   New Jersey Institute of Technology, Series 95-E, MBIA Insured, 5.375%, 7/01/25 ...............     2,500,000     2,561,325
   New Jersey Institute of Technology, Series A, MBIA Insured, 6.00%, 7/01/15 ...................     4,000,000     4,366,160



                                                                             117



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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                      PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New Jersey State Educational Facilities Authority Revenue, (cont.)
    Princeton University, Series C, 5.25%, 7/01/25 .................................................   $ 2,760,000   $ 2,805,816
    Rider College, Series D, AMBAC Insured, 6.20%, 7/01/17 .........................................     3,000,000     3,238,530
    Rowan College, Series E, AMBAC Insured, 6.00%, 7/01/26 .........................................     9,810,000    10,655,524
    Seton Hall University Project, Refunding, Series E,MBIA Insured, 5.60%, 7/01/16 ................     1,765,000     1,882,867
    Seton Hall University Project, Series C, BIG Insured, 6.85%, 7/01/19 ...........................       445,000       459,476
    Seton Hall University Project, Series C, BIG Insured, Pre-Refunded, 6.85%, 7/01/19 .............       555,000       573,054
    Seton Hall University Project, Series D, 7.00%, 7/01/21 ........................................     4,400,000     4,653,176
    St. Peters College, Series B, 5.50%, 7/01/27 ...................................................     2,000,000     2,014,940
    Stevens Institute of Technology, Series I, 5.00%, 7/01/18 ......................................     1,100,000     1,091,849
    Stevens Institute of Technology, Series I, 5.00%, 7/01/28 ......................................     1,575,000     1,551,060
    Trenton State College, Series A, MBIA Insured, 5.10%, 7/01/21 ..................................     3,600,000     3,610,332
    Trenton State College, Series B, AMBAC Insured, 6.125%, 7/01/19 ................................     4,780,000     5,174,589
    Trenton State College, Series B, AMBAC Insured, 6.125%, 7/01/24 ................................     7,845,000     8,481,073
 New Jersey State Highway Authority Garden State Parkway, Senior Parkway Revenue,
    6.20%, 1/01/10 .................................................................................     5,000,000     5,698,800
    6.25%, 1/01/14 .................................................................................     2,500,000     2,683,750
    6.00%, 1/01/16 .................................................................................     2,900,000     3,033,690
 New Jersey State Housing and Mortgage Finance Agency MFHR,
    Montclarion Project, Series J, FHA Insured, 7.70%, 11/01/29 ....................................     2,170,000     2,258,059
    Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ............................................     5,000,000     5,341,650
    Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ............................................    12,500,000    13,326,625
    Regency Park Project, Series H, 7.70%, 11/01/30 ................................................       450,000       465,345
    Series A, AMBAC Insured, 5.55%, 5/01/27 ........................................................     2,000,000     2,041,800
 New Jersey State Housing and Mortgage Finance Agency Revenue,
    Home Buyer, Series B, MBIA Insured, 7.90%, 10/01/22 ............................................       485,000       500,399
    Home Buyer, Series D, MBIA Insured, 7.70%, 10/01/29 ............................................     2,340,000     2,409,077
    Home Buyer, Series J, MBIA Insured, 6.20%, 10/01/25 ............................................     4,980,000     5,265,454
    Home Buyer, Series N, MBIA Insured, 6.35%, 10/01/27 ............................................     4,000,000     4,247,800
    Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 .............................................    12,000,000    12,498,960
    Section 8, Refunding, Series 1, 6.70%, 11/01/28 ................................................     2,885,000     3,098,144
    Section 8, Refunding, Series A, 6.95%, 11/01/13 ................................................    12,400,000    13,328,884
 New Jersey State Sports and Exposition Authority Convention Center Luxury Tax, Series A,
    MBIA Insured,
    6.60%, 7/01/15 .................................................................................     8,000,000     8,758,080
    6.25%, 7/01/20 .................................................................................     6,800,000     7,322,444
 Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 .........................................     3,250,000     3,554,948
 North Brunswick Township Board of Education GO, Refunding, FGIC Insured, 5.00%, 2/01/15 ...........     2,000,000     2,022,860
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.40%, 3/15/28 ...     2,000,000     1,950,540
 Ocean Township Municipal Utilities Authority Revenue, Refunding, MBIA Insured, 5.80%, 12/01/18 ....     7,400,000     7,855,470
 Orange Township GO, Municipal Utility and Lease, Refunding, Series C, MBIA Insured, 5.10%, 12/01/17     3,035,000     3,072,361
 Piscataway Township School District COP, MBIA Insured, Pre-Refunded, 7.50%, 6/15/09 ...............     1,000,000     1,012,790
(b)Plainfield Board Education, FSA Insured, 5.00%, 8/01/26 .........................................     5,000,000     4,933,600
 Port Authority of New York and New Jersey Revenue, Consolidated 74th Series, 6.75%, 8/01/26 .......     1,000,000     1,076,440
 Port Authority of New York and New Jersey Revenue,
    Consolidated 67th Series, 6.875%, 1/01/25 ......................................................     2,500,000     2,588,200
    Consolidated 67th Series, AMBAC Insured, 6.875%, 1/01/25 .......................................       750,000       778,785
    Consolidated 71st Series, 6.50%, 1/15/26 .......................................................     2,500,000     2,643,700
    Consolidated 72nd Series, Pre-Refunded, 7.35%, 10/01/27 ........................................     7,000,000     7,909,930
    Consolidated 84th Series, 6.00%, 1/15/28 .......................................................     1,125,000     1,193,681
    Consolidated 94th Series, 6.00%, 12/01/16 ......................................................     2,000,000     2,161,480
    Consolidated 94th Series, 6.00%, 6/01/17 .......................................................     5,000,000     5,403,700
    Consolidated, 109th Series, FGIC Insured, 5.375%, 7/15/22 ......................................     4,645,000     4,790,017
    Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 ......................................     5,000,000     5,433,050
    Special Obligation Revenue, Consolidated, 102nd Series, MBIA Insured, 5.75%, 10/15/23 ..........     5,000,000     5,293,400
 Port Authority of New York and New Jersey Special Obligation Revenue,
    4th Installment, Special Project, 6.75%, 10/01/11 ..............................................     2,500,000     2,783,900
    John F. Kennedy International Air Terminal, MBIA Insured, 5.75%, 12/01/22 ......................     8,000,000     8,569,040
 Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 .........................................     3,000,000     3,432,450


118



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
                                                                                                    PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                             AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Q, Pre-Refunded,
    8.00%, 7/01/18 .............................................................................   $  8,000,000   $  8,653,600
 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
    7.90%, 7/01/07 .............................................................................        120,000        123,996
    7.75%, 7/01/08 .............................................................................      1,350,000      1,380,321
    7.50%, 7/01/09 .............................................................................        100,000        102,221
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation, Refunding,
    7.875%, 10/01/04 ...........................................................................      1,000,000      1,042,180
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series N, 7.125%, 7/01/14 .......................................................      2,355,000      2,422,023
    Series T, 6.00%, 7/01/16 ...................................................................     11,535,000     12,482,024
    Series X, 6.00%, 7/01/15 ...................................................................      2,000,000      2,167,120
    Series X, 6.125%, 7/01/21 ..................................................................      5,000,000      5,711,700
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .................................................      4,185,000      4,348,299
    Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26 ...        125,000        152,519
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...............        660,000        692,020
 Rutgers State University, Series A,
    6.50%, 5/01/18 .............................................................................      4,250,000      4,566,158
    5.00%, 5/01/23 .............................................................................      3,255,000      3,227,723
 Salem County IPC, Financing Authority Revenue, Public Services, Electric and
 Gas Co., Refunding, Series D, MBIA Insured, 6.55%, 10/01/29 ...................................      5,000,000      5,655,300
 South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC
 Insured, 5.50%, 8/01/24 .......................................................................      1,720,000      1,790,365
 Stony Brook Regional Sewerage
 Authority Revenue, Series A, Pre-Refunded, 7.40%, 12/01/09 ....................................      1,000,000      1,052,030
 Union County Improvement Authority Revenue, Plainfield Board of Education, FGIC
 Insured, 5.85%, 8/01/26 .......................................................................      5,000,000      5,407,550
 Union County Utilities Authority Solid Waste Revenue, sub. leased, Ogden Martin, Series A,
    AMBAC Insured, 5.35%, 6/01/23 ..............................................................      3,000,000      3,047,910
 University of Medicine and Dentistry COP, Series A, MBIA Insured, 5.00%, 9/01/22 ..............      1,700,000      1,672,307
 University of Medicine and Dentistry Revenue, Series C, Pre-Refunded, 7.20%,
    12/01/09 ...................................................................................        750,000        787,928
    12/01/19 ...................................................................................        725,000        761,663
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 ...................................................................................      2,500,000      2,544,900
    10/01/18 ...................................................................................      3,045,000      3,078,647
    10/01/22 ...................................................................................      2,000,000      2,006,700
 Warren Hills Regional School District COP, BIG Insured, Pre-Refunded, 7.375%, 12/15/09 ........      1,200,000      1,214,940
                                                                                                                  ------------
 TOTAL BONDS ...................................................................................                   724,311,573
                                                                                                                  ------------
 ZERO COUPON BONDS
(d)Middlesex County COP, MBIA Insured, zero cpn., 6/15/24 ......................................      1,000,000        272,420
                                                                                                                  ------------
 TOTAL LONG TERM INVESTMENTS (COST $678,154,419) ...............................................                   724,583,993
                                                                                                                  ------------
(a)SHORT TERM INVESTMENTS .3%
 New Jersey EDA, EDR, Dow Chemical, El Dorado Term 1984B, Refunding, Daily VRDN
 and Put, 2.80%, 5/01/03 .......................................................................        600,000        600,000
 New Jersey State Turnpike Authority
 Revenue, Series D, Weekly VRDN and Put, 1.95%, 1/01/18 ........................................        800,000        800,000
 Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
    Series 2, Daily VRDN and Put, 3.15%, 5/01/19 ...............................................        400,000        400,000
 Puerto  Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly
 VRDN and Put, 2.20%, 12/01/15 .................................................................        400,000        400,000
                                                                                                                  ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,200,000) ................................................                     2,200,000
                                                                                                                  ------------
 TOTAL INVESTMENTS (COST $680,354,419) 99.5% ...................................................                   726,783,993
 OTHER ASSETS, LESS LIABILITIES .5% ............................................................                     3,749,196
                                                                                                                  ------------
 NET ASSETS 100.0% .............................................................................                  $730,533,189
                                                                                                                  ============

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

                       See notes to financial statements.


                                                                             119



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Financial Highlights

FRANKLIN OREGON TAX-FREE INCOME FUND
                                                                                 YEAR ENDED FEBRUARY 28,
                                                -----------------------------------------------------------------------------
CLASS A                                              1999            1998            1997           19961              1995
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.86     $     11.55     $     11.60     $     11.22       $     11.70
                                                -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .59             .62             .63             .63               .63
 Net realized and unrealized gains (losses) .          (.01)            .31            (.05)            .38              (.49)
                                                -----------------------------------------------------------------------------
Total from investment operations ............           .58             .93             .58            1.01               .14
                                                -----------------------------------------------------------------------------
Less distributions from net investment income          (.61)           (.62)           (.63)           (.63)             (.62)
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $     11.83     $     11.86     $     11.55     $     11.60       $     11.22
                                                -----------------------------------------------------------------------------

Total return* ...............................          5.12%           8.21%           5.13%           9.19%             1.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   483,664     $   427,022     $   384,003     $   375,415       $   349,458
Ratios to average net assets:
 Expenses ...................................           .67%            .67%            .66%            .66%              .65%
 Net investment income ......................          5.00%           5.33%           5.52%           5.51%             5.71%
Portfolio turnover rate .....................         10.65%          12.18%           4.47%           6.52%            26.44%

CLASS C
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.92     $     11.61     $     11.65     $     11.23
                                                -------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .53             .56             .56             .47
 Net realized and unrealized gains (losses) .            --             .31            (.04)            .41
                                                -------------------------------------------------------------
Total from investment operations ............           .53             .87             .52             .88
                                                -------------------------------------------------------------
Less distributions from net investment income          (.55)           (.56)           (.56)           (.46)
                                                -------------------------------------------------------------
Net asset value, end of year ................   $     11.90     $     11.92     $     11.61     $     11.65
                                                -------------------------------------------------------------

Total return* ...............................          4.59%           7.66%           4.59%           7.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $    32,962     $    15,946     $     7,100       $     2,044
Ratios to average net assets:
 Expenses ...................................          1.23%           1.22%           1.23%           1.24%**
 Net investment income ......................          4.44%           4.74%           4.93%           4.87%**
Portfolio turnover rate .....................         10.65%          12.18%           4.47%           6.52%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

1    For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.
                       See notes to financial statements.


120



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                     PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                   AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 102.3%
Albany Water Revenue, Second Lien, Pre-Refunded, 7.25%, 8/01/09 ..................................   $ 1,000,000   $ 1,017,390
Bay Area Health District Hospital Facility Authority, Health Facilities Revenue, Evergreen
   Court Project, 7.25%, 10/01/14 ................................................................     2,000,000     2,127,960
Bend Urban Renewal Agency Tax Revenue, Series A, Pre-Refunded,
   6.85%, 9/01/06 ................................................................................       600,000       600,000
   7.00%, 9/01/11 ................................................................................       750,000       750,000
Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project, Refunding,
   5.20%, 10/01/17 ...............................................................................     4,000,000     4,006,720
   5.125%, 10/01/28 ..............................................................................     4,500,000     4,435,740
Benton County Hospital Facilities Authority, Good Samaritan Hospital, Corvallis, Pre-Refunded,
   6.25%, 10/01/09 ...............................................................................     1,125,000     1,234,103
Chemeketa Community College District, FGIC Insured, Pre-Refunded, 5.80%,
6/01/12 ..........................................................................................     1,000,000     1,115,500
Clackamas Community College District, MBIA Insured,
Pre-Refunded, 5.80%, 6/01/26 .....................................................................     1,000,000     1,115,500
Clackamas County Health Facilities Authority Hospital Revenue, Adventist Health, Refunding,
   Series A, MBIA Insured, 6.35%, 3/01/09 ........................................................     4,945,000     5,318,397
Clackamas County Hospital Facilities Authority Revenue,
   Gross Willamette Falls, Refunding, 5.75%, 4/01/15 .............................................     2,250,000     2,322,383
   Jennings Lodge Project, GNMA Secured, 7.50%, 10/20/31 .........................................     2,990,000     3,151,251
   Kaiser Permanente, Series A, 6.50%, 4/01/11 ...................................................     1,635,000     1,739,002
   Kaiser Permanente, Series A, 5.375%, 4/01/14 ..................................................     2,500,000     2,588,725
   Kaiser Permanente, Series A, 6.25%, 4/01/21 ...................................................     4,950,000     5,213,093
   Sisters of Providence Project, 8.125%, 10/01/07 ...............................................       110,000       111,412
   Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ......................................       500,000       521,045
   Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ......................................     1,500,000     1,565,745
Clackamas County USD No. 115, AMBAC Insured, Pre-Refunded, 6.15%, 6/01/14 ........................     4,000,000     4,518,760
Clairmont Water District Revenue, 6.50%, 2/01/12 .................................................     1,125,000     1,158,840
Deschutes County Hospital Facilities Authority Hospital Revenue, St. Charles Medical Center,
   6.00%, 1/01/13 ................................................................................     3,000,000     3,221,040
Douglas County Hospital Facilities Authority Revenue, Catholic Health Facilities, Series B, MBIA
   Insured, 6.00%, 11/15/15 ......................................................................     1,950,000     2,143,343
Emerald People's Utility District Electric System Revenue, AMBAC Insured, Series B, Pre-Refunded,
   7.30%, 11/01/11 ...............................................................................       500,000       514,275
Eugene Electric Utility System Revenue,
   Pre-Refunded, 6.65%, 8/01/10 ..................................................................       655,000       703,070
   Pre-Refunded, 6.70%, 8/01/11 ..................................................................       700,000       752,171
   Pre-Refunded, 5.75%, 8/01/16 ..................................................................     3,000,000     3,308,070
   Refunding, FSA Insured, 5.00%, 8/01/18 ........................................................     4,500,000     4,488,705
   Refunding, FSA Insured, 5.05%, 8/01/22 ........................................................    13,620,000    13,639,613
Eugene Public Safety Facilities, FGIC Insured, 5.70%, 6/01/16 ....................................       500,000       529,100
Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 .................................       840,000       841,344
Guam Airport Authority Revenue, Series B,
   6.60%, 10/01/10 ...............................................................................       750,000       822,780
   6.70%, 10/01/23 ...............................................................................     1,900,000     2,085,516
Guam Power Authority Revenue, Series A, 6.30%, 10/01/12 ..........................................       825,000       892,741
Hermiston GO, AMBAC Insured, 6.00%, 8/01/15 ......................................................     1,000,000     1,077,250
Hillsborough Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 ...................       205,000       216,708
Klamath Falls Intercommunity Hospital Revenue, Merle West Medical Center Project,
   7.00%, 6/01/02 ................................................................................     1,500,000     1,628,385
   7.25%, 6/01/06 ................................................................................     2,310,000     2,507,159
Lane and Douglas Counties GO, School District No. 28J Fern Ridge, FGIC Insured, 5.00%, 6/01/17 ...     1,000,000     1,007,290
Lane County COP, Fairground Project, 7.00%, 8/01/04 ..............................................     1,000,000     1,012,530
Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09 .............................    11,575,000    12,566,515
Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 ...........................................     2,425,000     2,455,676
Marion County COP, Courthouse Square Project, Series A, MBIA Insured,
   4.80%, 6/01/17 ................................................................................     1,140,000     1,119,526
   4.80%, 6/01/18 ................................................................................     1,165,000     1,137,739
   5.00%, 6/01/23 ................................................................................     2,000,000     1,972,200
Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured, 7.50%, 10/20/25      1,240,000     1,396,017
Marion County UHSD No. 7J, Pre-Refunded, 6.00%, 6/01/13 ..........................................     1,000,000     1,114,380
Medford Hospital Facilities Authority Revenue,
   Asante Health System, Series A, MBIA Insured, 5.00%, 8/15/18 ..................................    13,700,000    13,548,478
   Asante Health System, Series A, MBIA Insured, 5.00%, 8/15/24 ..................................     6,300,000     6,192,963
   Asante Health Systems, Series B, MBIA Insured, 5.125%, 8/15/28 ................................    11,500,000    11,513,455
   Gross Rogue Valley Health Services, MBIA Insured, Pre-Refunded, 6.75%, 12/01/20 ...............     4,475,000     4,818,859
Metropolitan Service District Convention Center GO, Series A, 6.25%, 1/01/13 .....................     4,865,000     5,068,698
Multnomah County Drain District No. 1 Assessment, MBIA Insured, 5.25%, 7/01/17 ...................     1,000,000     1,025,000



                                                                             121



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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                  AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
 Multnomah Educational Service District, 5.40%, 6/01/17 ........................................   $ 1,000,000   $ 1,036,240
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.40%, 3/15/28     3,500,000     3,413,445
 Oak Lodge Water District GO, AMBAC Insured,
    7.40%, 12/01/08 ............................................................................       215,000       250,370
    7.50%, 12/01/09 ............................................................................       215,000       250,146
 Ontario Catholic Health Revenue, Dominican Sisters Holy Rosary, 6.10%, 11/15/17 ...............     1,500,000     1,602,045
 Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 .....................................     4,000,000     4,702,720
 Oregon Health Sciences University Revenue, Series A, MBIA Insured, 5.25%,
    7/01/25 ....................................................................................       100,000       102,212
    7/01/28 ....................................................................................     2,000,000     2,045,740
 Oregon State Department of Administrative Services COP,
    Series A, AMBAC Insured, 5.80%, 5/01/24 ....................................................     5,000,000     5,417,250
    Series C, MBIA Insured, 5.75%, 5/01/17 .....................................................     2,000,000     2,155,820
 Oregon State Department of General Services COP,
    Real Property Financing Program, Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15 .....       750,000       810,998
    Real Property Financing Program, Series A, MBIA Insured, Pre-Refunded, 7.20%, 1/15/15 ......        10,000        10,551
    Refunding, Series D, MBIA Insured, 5.80%, 3/01/15 ..........................................     1,000,000     1,048,910
    Series B, MBIA Insured, Pre-Refunded, 7.20%, 1/15/15 .......................................       150,000       158,267
    Series F, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15 ......................................       950,000     1,027,264
    Series G, AMBAC Insured, 6.25%, 9/01/15 ....................................................       750,000       805,718
 Oregon State Department of Transportation Revenue GO, Regional Light Rail Federal Westside
    Project, MBIA Insured, 6.10%,
    6/01/07 ....................................................................................     2,000,000     2,217,220
    6.20%, 6/01/08 .............................................................................     2,500,000     2,775,675
    6.25%, 6/01/09 .............................................................................     1,750,000     1,934,818
(b)Oregon State Department Services, COP, Series A, Refunding, 5.00%, 5/01/24 ..................    35,000,000    34,749,750
 Oregon State EDR, Georgia Pacific Corp. Project,
    Refunding, Series 183, 5.70%, 12/01/25 .....................................................     1,500,000     1,514,250
    Series CLVII, 6.35%, 8/01/25 ...............................................................    18,500,000    19,599,825
 Oregon State Elderly Housing GO, Series A, 7.125%, 8/01/30 ....................................       635,000       655,803
 Oregon State GO,
    Alternative Energy Project, Refunding, Series D, 5.00%, 1/01/28 ............................     4,265,000     4,232,501
    Board of Higher Education, 6.50%, 10/01/17 .................................................       750,000       800,393
    Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/22 .........................     5,000,000     5,004,100
    Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 .........................     6,000,000     5,981,640
    Board of Higher Education, Series A, 5.65%, 8/01/27 ........................................     4,440,000     4,756,927
    Board of Higher Education, Series C, 5.65%, 8/01/27 ........................................     1,460,000     1,564,215
    Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 ...........................       910,000       975,684
    Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 ...........................       455,000       485,262
    Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 ..........................     1,950,000     1,997,561
    Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 ...........................     1,410,000     1,506,331
    Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 ...........................     2,015,000     2,244,146
    Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24 ..........................     2,155,000     2,364,401
    Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 ...........................     6,000,000     6,608,820
    Veteran's Welfare, Series 75, 5.85%, 10/01/15 ..............................................       800,000       883,424
    Veteran's Welfare, Series 75, 5.875%, 10/01/18 .............................................       460,000       494,054
    Veteran's Welfare, Series 75, 6.00%, 4/01/27 ...............................................     2,655,000     2,956,104
    Veteran's Welfare, Series 76-A, 6.05%, 10/01/28 ............................................     3,000,000     3,319,260
    Veteran's Welfare, Series 77, 5.30%, 10/01/29 ..............................................     5,000,000     5,087,850
 Oregon State Health, Housing, Educational and Cultural Facilities Authority Revenue, Lewis
    and Clark College Project, Series A, 6.125%, 10/01/24 ......................................    10,500,000    11,540,550
 Oregon State Housing and Community Services Department Finance Housing Revenue SFM,
    Series A, 5.75%, 7/01/12 ...................................................................       850,000       882,283
    Series A, 6.35%, 7/01/14 ...................................................................     2,920,000     3,093,010
    Series A, 6.40%, 7/01/18 ...................................................................     1,340,000     1,412,628
    Series A, 6.45%, 7/01/26 ...................................................................     3,100,000     3,264,734
    Series B, 6.875%, 7/01/28 ..................................................................    12,000,000    12,705,960
    Series C, 6.20%, 7/01/15 ...................................................................     2,480,000     2,604,645
    Series C, 6.40%, 7/01/26 ...................................................................     1,180,000     1,246,045
    Series D, 6.80%, 7/01/27 ...................................................................     1,750,000     1,837,990
    Series E, 7.00%, 7/01/09 ...................................................................       125,000       133,978



122



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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
 Oregon State Housing and Community Services Department Finance Housing Revenue SFM, (cont.)
   Series E, 5.80%, 7/01/16 .......................................................................   $   800,000   $   820,088
   Series E, 6.75%, 7/01/16 .......................................................................        45,000        45,029
   Series E, 7.15%, 7/01/25 .......................................................................       425,000       455,779
   Series F, 7.00%, 7/01/22 .......................................................................       910,000       916,197
   Series F, 5.65%, 7/01/28 .......................................................................     1,000,000     1,023,490
   Series G, 6.80%, 7/01/22 .......................................................................       620,000       657,355
   Series H, 5.65%, 7/01/28 .......................................................................     2,000,000     2,034,740
Oregon State Housing and Community Services Department Finance Housing Revenue, Multi-Unit,
   Series A, 6.80%, 7/01/13 .......................................................................     6,710,000     7,089,786
   Series A, 6.15%, 7/01/21 .......................................................................       910,000       971,097
   Series C, 6.85%, 7/01/22 .......................................................................       180,000       189,853
Port Astoria GO, MBIA Insured, Pre-Refunded, 6.60%, 9/01/11 .......................................       450,000       484,160
Port Morrow PCR, Idaho Power Co., Boardman Project, 7.25%, 8/01/08 ................................     2,200,000     2,233,154
Port of Portland International Airport Revenue, Portland International Airport,
   Series 7A, MBIA Insured, 6.75%, 7/01/09 ........................................................       990,000     1,057,756
   Series 7A, MBIA Insured, Pre-Refunded, 6.75%, 7/01/09 ..........................................       510,000       552,611
   Series 7-B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 .........................................     2,800,000     3,405,248
   Series 10, FGIC Insured, 5.75%, 7/01/25 ........................................................       300,000       317,595
   Series 12C, FGIC Insured, 5.00%, 7/01/28 .......................................................     5,000,000     4,872,050
   Series 12C, FGIC Insured., 5.00%, 7/01/18 ......................................................     1,500,000     1,494,375
Port of Portland International Airport Special Obligation Revenue, Delta Airlines Inc. Project,
   6.20%, 9/01/22 .................................................................................     4,000,000     4,187,080
Port St. Helens PCR,
   Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ........................................     7,750,000     7,767,825
   Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ................................     3,600,000     3,651,948
Port Umpqua PCR, International Paper Co. Project, Refunding, Series B, 5.20%, 6/01/11 .............     2,200,000     2,260,016
Portland Airport Way-Urban Renewal and Redevelopment Tax Increment, Sub-Series B-3, FGIC Insured,
   Pre-Refunded, 7.60%, 6/01/10 ...................................................................     2,825,000     2,969,923
Portland COP, PBA, Series A, Pre-Refunded, 7.25%, 4/01/08 .........................................     2,000,000     2,006,540
Portland Hospital Facilities Authority Hospital Revenue, Legacy Health System, Refunding,
   Series A, AMBAC Insured, 6.70%, 5/01/21 ........................................................     5,500,000     5,862,505
   Series B, AMBAC Insured, 6.70%, 5/01/21 ........................................................     8,475,000     9,033,587
Portland Housing Authority MFR, Berry Ridge Project, 6.30%, 5/01/29 ...............................     1,500,000     1,561,815
Portland Housing Authority Revenue, 7.10%, 7/01/15 ................................................     1,000,000     1,046,180
Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 .................       635,000       635,584
Portland International Airport, Portland International Airport, Series 7-B, MBIA Insured,
   7.10%, 7/01/21 .................................................................................       105,000       114,021
   Pre-Refunded, 7.10%, 7/01/21 ...................................................................        95,000       103,340
Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ............................     1,000,000     1,042,220
Portland Oregon GO, Revenue, Limited Tax, Series A, 5.00%, 4/01/18 ................................     3,380,000     3,338,933
Portland Sewer System Revenue,
   Refunding, Series A, FGIC Insured, 5.00%, 6/01/15 ..............................................       500,000       503,995
   Series A, Pre-Refunded, 6.25%, 6/01/15 .........................................................     9,100,000    10,225,124
Portland Urban Renewal and Redevelopment, Downtown Waterfront, Refunding, Series A, 6.40%,
   6/01/08 ........................................................................................     5,555,000     5,952,960
Portland Water System Revenue, Series A, 5.00%, 8/01/16 ...........................................     1,000,000     1,004,730
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured, Pre-Refunded,
   9.00%, 7/01/09 .................................................................................        75,000        92,932
Puerto Rico Commonwealth GO,
   Pre-Refunded, 6.45%, 7/01/17 ...................................................................     1,000,000     1,144,150
   Public Improvement, Refunding, 5.375%, 7/01/25 .................................................     1,000,000     1,030,710
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series Q, Pre-Refunded, 8.00%, 7/01/18 .........................................................     4,000,000     4,326,800
   Series Y, 5.50%, 7/01/36 .......................................................................    13,000,000    13,934,440
   Series Y, 5.50%, 7/01/26 .......................................................................     7,275,000     7,642,606
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A, 7.75%,
   7/01/08 ........................................................................................       280,000       286,289
Puerto Rico Electric Power Authority Revenue,
   Refunding, Series O, 7.125%, 7/01/14 ...........................................................     1,065,000     1,095,310
   Refunding, Series X, 5.50%, 7/01/25 ............................................................     2,600,000     2,695,264
  (b)Series DD, 5.00%, 7/01/28 ....................................................................     6,000,000     5,846,460
   Series R, Pre-Refunded, 6.25%, 7/01/17 .........................................................     2,070,000     2,271,473
   Series X, 6.00%, 7/01/15 .......................................................................     2,500,000     2,708,900
Puerto Rico HFC Revenue, Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded,
   7.75%, 12/01/26 ................................................................................       395,000       481,959



                                                                             123



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                      AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...................   $    240,000    $    251,645
 Puerto Rico Housing Bank and Financing Authority SFMR, Homeownership Fifth Portfolio, Pre-Refunded,
    7.50%, 12/01/15 ................................................................................        500,000         525,675
 Puerto Rico PBA Revenue, Government Facilities, Series B, 5.25%, 7/01/21 ..........................      3,700,000       3,746,805
 Puerto Rico PBA, Public Education and Health Facilities, Refunding, Series M, 5.75%, 7/01/15 ......      2,500,000       2,633,200
 Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 1/01/22 .....................      1,100,000       1,163,195
 Salem Educational Facilities Revenue, Williamette University, Refunding, 6.10%, 4/01/14 ...........      1,000,000       1,056,530
 Salem GO, Series A, 5.875%, 1/01/07 ...............................................................      1,250,000       1,304,263
 Salem-Keizer School District No. 24J GO, FGIC Insured, Pre-Refunded, 6.00%,
    6/01/13 ........................................................................................      4,345,000       4,806,222
    6/01/14 ........................................................................................      4,395,000       4,861,529
 Taft-Nelscott-Delake Rural Fire Protection District, 6.00%, 6/01/16 ...............................      1,110,000       1,206,147
 Tillamook Peoples Utilities District, Pre-Refunded, 5.75%, 1/01/28 ................................      2,765,000       2,989,435
 Tri-County Metropolitan Transportation District GO, Light Rail Extended, Series A, 6.00%, 7/01/12 .      2,500,000       2,678,525
 Unified Sewer Agency Sewer Revenue, Pre-Refunded, 7.00%, 11/01/09 .................................      2,700,000       2,770,929
 Virgin Islands PFA Revenue, Senior Lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 .......................................................................................      1,635,000       1,664,365
    10/01/18 .......................................................................................      2,400,000       2,426,520
 Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
    7/01/18 ........................................................................................      2,500,000       2,496,800
    7/01/21 ........................................................................................      1,400,000       1,389,024
 Wasco County Hospital Facility Authority Hospital Revenue, 7.375%, 7/01/00 ........................      2,000,000       2,072,340
 Washington County Housing Authority MFHR,
    Bethany Meadows II Project, 5.85%, 9/01/27 .....................................................      1,435,000       1,501,426
    Terrace View Project, 5.50%, 12/01/17 ..........................................................      1,725,000       1,790,067
    Terrace View Project, 5.60%, 12/01/22 ..........................................................      1,360,000       1,407,627
 Washington County School District No. 088 GO, J Sherwood, FSA Insured,
    6.10%, 6/01/12 .................................................................................        190,000         209,963
    Pre-Refunded, 6.10%, 6/01/12 ...................................................................        810,000         910,246
 Washington County Unified Sewer Agency Revenue, senior lien, Series A,
    AMBAC Insured, 6.20%, 10/01/10 .................................................................        470,000         514,580
    AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ..................................................      1,000,000       1,118,500
    Pre-Refunded, 6.20%, 10/01/10 ..................................................................      3,530,000       3,961,507
 Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St. Joseph of
    Peace Health and Hospital Services,
    MBIA Insured, Pre-Refunded, 7.125%, 8/01/17 ....................................................      2,700,000       2,799,495
    Refunding, MBIA Insured, 5.875%, 8/01/12 .......................................................      4,400,000       4,834,764
 Yamhill County GO, USD No. 029J Newberg, FSA Insured, 6.10%, 6/01/11 ..............................      5,000,000       5,582,850
                                                                                                                       ------------
 TOTAL LONG TERM INVESTMENTS (COST $500,936,176) ...................................................                    528,321,851
(a)SHORT TERM INVESTMENTS 2.0%
 Oregon State GO,
    Series 73E, Weekly VRDN and Put, 2.95%, 12/01/16 ...............................................      4,300,000       4,300,000
    Series 73 F, Weekly VRDN and Put, 2.95%, 12/01/17 ..............................................      1,000,000       1,000,000
 Port of Portland International Airport Special Obligation Revenue, Horizon Airlines Inc. ..........
    Project, Daily VRDN and Put, 3.40%, 6/15/27 ....................................................        100,000         100,000
 Port of Portland PCR, Reynolds Metals, Daily VRDN and Put, 3.35%, 12/01/09 ........................      1,100,000       1,100,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and
    Put, 2.40%, 12/01/15 ...........................................................................      1,500,000       1,500,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
    Weekly VRDN and Put 2.60%, 7/01/28 .............................................................      2,700,000       2,700,000
                                                                                                                       ------------
 TOTAL SHORT TERM INVESTMENTS (COST $10,700,000) ...................................................                     10,700,000
 TOTAL INVESTMENTS (COST $511,636,176) 104.3% ......................................................                    539,021,851
 OTHER ASSETS, LESS LIABILITIES (4.3%) .............................................................                   (22,395,171)
                                                                                                                       ------------
 NET ASSETS 100.0% .................................................................................                   $516,626,680

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.



124


FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND


                                                                     YEAR ENDED FEBRUARY 28,
                                                 ----------------------------------------------------------------
CLASS A                                             1999            1998         1997         1996(1)      1995
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $  10.56       $   10.39    $   10.44    $   10.16    $   10.56
Income from investment operations:
 Net investment income ......................         .55             .58          .60          .62          .62
 Net realized and unrealized gains (losses) .        (.02)            .32         (.04)         .29         (.41)
Total from investment operations ............         .53             .90          .56          .91          .21
Less distributions from:
 Net investment income ......................        (.55)           (.58)        (.61)        (.63)        (.61)
 In excess of net investment income .........        (.01)           (.01)         --           --           --
 Net realized gains .........................        (.01)           (.14)         --           --           --
                                                 ----------------------------------------------------------------
Total distributions .........................        (.57)           (.73)        (.61)        (.63)        (.61)
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  10.52       $   10.56    $   10.39    $   10.44    $   10.16
                                                 ----------------------------------------------------------------
Total return* ...............................        5.11%           8.90%        5.53%        9.15%        2.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $ 758,942      $ 713,141    $ 658,339    $ 639,847    $ 587,366
Ratios to average net assets:
 Expenses ...................................         .65%            .65%         .64%         .64%         .63%
 Net investment income ......................        5.17%           5.49%        5.84%        5.96%        6.15%
Portfolio turnover rate .....................       11.11%          12.74%       22.24%        9.71%       12.91%

CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $   10.61      $   10.43    $   10.47    $   10.17
                                                 --------------------------------------------------
Income from investment operations:
 Net investment income ......................          .49            .52          .55          .47
 Net realized and unrealized gains (losses) .         (.03)           .33         (.05)         .30
                                                 --------------------------------------------------
Total from investment operations ............          .46            .85          .50          .77
                                                 --------------------------------------------------
Less distributions from:
 Net investment income ......................         (.49)(2)       (.53)        (.54)        (.47)
 Net realized gains .........................         (.01)          (.14)         --           --
                                                 --------------------------------------------------
Total distributions .........................         (.50)          (.67)        (.54)        (.47)
                                                 --------------------------------------------------
Net asset value, end of year ................    $   10.57      $   10.61    $   10.43    $   10.47
                                                 --------------------------------------------------
Total return* ...............................         4.50%          8.35%        4.98%        7.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $  41,917      $  25,899    $  11,935    $   3,110
Ratios to average net assets:
 Expenses ...................................         1.21%          1.21%        1.21%        1.22%**
 Net investment income ......................         4.61%          4.89%        5.22%        5.36%**
Portfolio turnover rate .....................        11.11%         12.74%       22.24%        9.71%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.

(2) Includes distributions in excess of net investment income in the amount of $.004.


                       See notes to financial statements.                    125


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                            PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                  AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.4%
  BONDS 97.7%
  Abington School, FGIC Insured, Pre-Refunded, 6.00%, 5/15/26 ..........................  $  2,000,000    $  2,247,960
  Allegheny County Higher Education Building Authority, Duquesne University
    Project, 5.00%, 3/01/21 ............................................................     1,000,000         984,270
  Allegheny County Hospital Development Authority Revenue,
    Allegheny General Hospital Project, Series A, MBIA Insured, 6.25%, 9/01/20 .........    10,000,000      10,163,800
    Allegheny Hospital, South Hills Health System, Series A, MBIA Insured,
       5.875%, 5/01/26 .................................................................     1,700,000       1,823,624
    Health Center, Canterbury Place, 5.375%, 12/01/21 ..................................     5,000,000       5,107,550
    Health Center, University of Pittsburgh Medical Center, Series B,
       MBIA Insured, 5.00%, 7/01/16 ....................................................     4,000,000       3,985,960
    University of Pittsburgh Health Center, Refunding, Series A, MBIA
       Insured, 5.625%, 4/01/27 ........................................................    10,450,000      10,944,808
  Allegheny County IDAR,
    Environmental Improvement, Refunding, 6.10%, 1/15/18 ...............................     2,000,000       2,113,680
    Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ...................    10,000,000       9,987,300
    Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 ....................     7,530,000       7,542,199
    Kaufmann Medical Project, Refunding, Series A, MBIA Insured, 6.80%, 3/01/15 ........     1,000,000       1,095,740
  Allegheny County RDAR, Home Improvement Loan, Refunding, Series A, 5.90%, 2/01/11 ....     1,555,000       1,606,502
  Allegheny County Residential Finance Authority Mortgage Revenue SFM,
    Series DD-1, GNMA Secured, 5.35%, 11/01/19 .........................................     1,000,000       1,004,230
    Series DD-2, GNMA Secured, 5.40%, 11/01/29 .........................................     2,000,000       2,013,620
  Allegheny County Residential Finance Authority Mortgage Revenue,
    Ladies Grand Army Republic Health Facilities Project, Series G, FHA
       Insured, 6.35%, 10/01/36 ........................................................     1,960,000       2,076,287
    Lexington Home, Series E, 7.125%, 2/01/27 ..........................................     3,715,000       3,851,563
    MFMR, Series D, FHA Insured, 7.50%, 6/01/33 ........................................     1,400,000       1,461,656
    Series J, GNMA Secured, 7.50%, 6/01/17 .............................................     1,915,000       1,959,217
    Series K, GNMA Secured, 7.75%, 12/01/22 ............................................     1,815,000       1,857,634
    SFMR, Series M, GNMA Secured, 7.90%, 6/01/11 .......................................     1,075,000       1,123,225
    SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 .......................................       810,000         854,153
  Ambridge Area School District, Refunding, Series A, FGIC Insured, 5.25%, 11/01/16 ....     2,730,000       2,786,921
  Beaver County Hospital Authority Revenue, Beaver County Medical Center Inc.,
    AMBAC Insured, Pre-Refunded, 6.625%, 7/01/10 .......................................     5,000,000       5,550,500
  Beaver County IDA, PCR,
    Beaver Valley Project, Pennsylvania Power and Light, Refunding, Series A,
       7.15%, 9/01/21 ..................................................................     4,400,000       4,698,144
    Ohio Edison Project, Series A, 7.75%, 9/01/24 ......................................     6,475,000       6,705,381
  Bensalem Township, Refunding, FGIC Insured, 5.75%, 12/01/16 ..........................     3,000,000       3,191,280
  Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18 .     4,000,000       4,588,360
  Bethlehem Area School District, MBIA Insured, Pre-Refunded, 6.00%, 3/01/16 ...........     4,000,000       4,483,920
  Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co. Projects,
     Series A, 6.60%, 3/01/19 ..........................................................     2,500,000       2,744,900
  Burrell School District, FGIC Insured, Pre-Refunded, 5.60%, 11/15/15 .................     2,890,000       3,176,630
(b) Butler Area School District, Refunding, Series B, FGIC Insured, 5.00%, 10/01/26 ....     5,000,000       4,868,450
  Butler County IDA, PCR, Witco Corp. Project, Refunding, 5.85%, 12/01/23 ..............     2,000,000       2,097,300
  Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital,
     Refunding, Series B, 6.375%, 7/01/18 ..............................................     3,500,000       3,858,155
  Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding,
     Series A, MBIA Insured, 5.80%, 11/01/20 ...........................................     5,000,000       5,390,450
  Chartiers Valley Industrial and Commercial Development Authority Revenue,
     First Mortgage, Asbury Place Project, Refunding, 6.50%, 2/01/36 ...................     4,250,000       4,624,128
  Clarion County Hospital Authority Revenue, Clarion Hospital Project,
     Refunding, 5.40%, 7/01/07 .........................................................     1,000,000       1,017,360
     5.55%, 7/01/09 ....................................................................     2,365,000       2,430,321
     5.60%, 7/01/10 ....................................................................       600,000         614,124
     5.75%, 7/01/12 ....................................................................     1,795,000       1,844,075
     5.75%, 7/01/17 ....................................................................       700,000         710,829
     5.625%,7/01/21 ....................................................................     1,500,000       1,502,775
  Cranberry Township Municipal Authority Water and Sewer Revenue,
     MBIA Insured, 5.125%, 12/01/26 ....................................................     1,450,000       1,455,467
  Dauphin County General Authority Health System Revenue, Pinnacle Health
     System Project, Refunding, MBIA Insured, 5.50%, 5/15/17 ...........................     4,280,000       4,455,951
  Dauphin County General Authority Hospital Revenue, Hapsco-Western
    Hospital Project, Refunding,
    Series A, MBIA Insured, 6.50%, 7/01/12 .............................................     4,500,000       4,881,690
    Series B, MBIA Insured, 6.25%, 7/01/16 .............................................     5,000,000       5,337,450
  Dauphin County General Authority, Sub Series 0003, AMBAC Insured, 4.75%, 6/01/26 .....     1,000,000       1,042,090
  Deer Lakes School District, Series A, FSA Insured, 5.00%, 1/15/23 ....................     1,000,000         980,810
  Delaware County Authority Health Facility Revenue, Mercy Health Corp. ................
     Project, ETM, Refunding, 6.00%, 12/15/26 ..........................................    10,800,000      12,199,572
  Delaware County Authority Healthcare Revenue, Mercy Health Corp. .....................
     Southeastern, Series B, Pre-Refunded, 6.00%, 11/15/07 .............................     9,000,000       9,876,330
  Delaware County Authority Revenue, Elwyn Inc. Project, Pre-Refunded, 8.35%, 6/01/15 ..     2,000,000       2,160,400


126


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                               PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (cont.)
  BONDS (cont.)
  Delaware County IDAR, Philadelphia Electric, Refunding, Series 1991, 7.375%, 4/01/21 .....  $ 5,000,000    $ 5,364,750
  Delaware River Port Authority Pennsylvania and New Jersey Revenue,
     Series 1995, FGIC Insured, 5.50%, 1/01/26 .............................................    7,350,000      7,764,908
  Delaware Valley Regional Finance Authority Local Government Revenue,
     Series B, AMBAC Insured, 5.60%, 7/01/17 ...............................................    5,000,000      5,438,800
  Erie County Hospital Authority Revenue,
    Nursing Home, Sarah A. Reed Retirement Center, Refunding, 5.625%, 7/01/14 ..............    3,660,000      3,602,501
    St. Vincent Health Center Project, Series A, MBIA Insured, 6.375%, 7/01/22 .............    7,000,000      7,530,670
  Erie County IDAR, Nursing Home, Sarah Reed Center Project, Pre-Refunded, 8.625%, 7/01/14 .    2,110,000      2,172,055
  Erie Higher Education Building Authority College Revenue, Gannon
     University Project, Series A, Pre-Refunded, 8.50%, 6/01/15 ............................    3,000,000      3,099,510
  Erie-Western Pennsylvania Port Authority General Revenue,
    6.875%, 6/15/16 ........................................................................      920,000      1,005,045
    Pre-Refunded, 8.625%, 6/15/10 ..........................................................    1,850,000      2,008,120
  Exeter Township, Refunding, Series B, FGIC Insured, 5.30%, 7/15/21 .......................    6,100,000      6,194,306
  Harrisburg Authority Revenue, Series I, MBIA Insured, 5.625%, 4/01/19 ....................    6,000,000      6,293,040
  Hazleton Area School District, Series B, FGIC Insured, 5.00%, 3/01/23 ....................    4,455,000      4,369,553
  Hazleton Health Services Authority Hospital Revenue, Hazleton General
     Hospital, 5.50%, 7/01/27 ..............................................................    2,475,000      2,492,251
  Interboro School District GO, Delaware County, MBIA Insured, 5.375%, 8/15/22 .............    2,335,000      2,381,770
  Jeannette County Municipal Authority Sewer Revenue, Pre-Refunded, 7.00%, 7/01/17 .........    1,250,000      1,377,963
  Jeannette Health Service Authority Hospital Revenue, Jeannette District Memorial
     Hospital, Refunding, Series A, 6.00%, 11/01/18 ........................................      785,000        824,854
  Lancaster County Hospital Authority Revenue, Health Center, Masonic Homes
     Project, Refunding, AMBAC Insured, 5.00%, 11/15/20 ....................................    1,600,000      1,589,408
  Lawrence County IDA, PCR, Pennsylvania Power Co., New Castle Project,
    Refunding, 7.15%, 3/01/17 ..............................................................    5,595,000      5,974,117
  Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan
     Hospital Project, Refunding, 6.00%, 11/15/18 ..........................................    2,500,000      2,600,350
  Lehigh County General Purpose Authority Revenue,
    Good Shepard Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 ........    5,500,000      5,571,500
    Hospital Lehigh Valley, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 .........    4,000,000      3,880,000
    Lehigh Valley Hospital Inc., Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 ........    1,000,000      1,075,080
    Muhlenburg Hospital Center, Series A, Pre-Refunded, 8.00%, 7/15/01 .....................    1,000,000      1,034,500
    Muhlenburg Hospital Center, Series A, Pre-Refunded, 6.60%, 7/15/22 .....................    5,800,000      6,551,390
    Muhlenburg Hospital Center, Series B, Pre-Refunded, 8.00%, 7/15/01 .....................      900,000        934,020
  Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
      Series A, MBIA Insured, 6.40%, 11/01/21 ..............................................    5,000,000      5,424,950
      Series A, MBIA Insured, 6.15%, 8/01/29 ...............................................    5,550,000      6,063,431
      Series B, MBIA Insured, 6.40%, 9/01/29 ...............................................   10,000,000     11,108,600
  Lower Providence Township Sewer Authority Revenue, Refunding, MBIA Insured, 5.25%,
    5/01/14 ................................................................................    2,000,000      2,052,640
    5/01/22 ................................................................................    3,750,000      3,801,075
  Luzerne County IDA, Exempt Facility Revenue, Gas and Water Co. Project,
    Refunding, Series A, AMBAC Insured, 7.00%, 12/01/17 ....................................    5,000,000      5,728,250
       6.05%, 1/01/19 ......................................................................    4,750,000      4,976,385
  Meadville GO, Series A, AMBAC Insured, 5.25%, 10/01/25 ...................................    2,285,000      2,300,035
  Montgomery County GO, Refunding, Series B, 5.375%, 10/15/21 ..............................    3,400,000      3,501,456
  Montgomery County Higher Education and Health Authority Revenue,
    Holy Redeemer Hospital, Series A, AMBAC Insured, Pre-Refunded, 7.625%, 2/01/20 .........    2,375,000      2,471,805
    Jeanes Health System Project, Pre-Refunded, 8.75%, 7/01/20 .............................    5,000,000      5,446,500
    Pottstown Memorial Medical Center Project, Pre-Refunded, 7.35%, 11/15/05 ...............    1,315,000      1,470,025
    St. Joseph's University, Refunding, Connie Lee Insured, 6.50%, 12/15/22 ................    1,750,000      1,921,150
  Montgomery County IDA, Retirement Community Revenue,
    Act Retirement-Life Communities, 5.25%, 11/15/28 .......................................    5,000,000      4,831,850
    Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 ..................    4,850,000      5,044,000
    Adult Community Total Services, Series B, 5.75%, 11/15/17 ..............................    3,000,000      3,098,790
  Montgomery County IDAR,
    Hill School Project, MBIA Insured, 5.35%, 8/15/27 ......................................    4,000,000      4,084,360
    PCR, Philadelphia Electric Co., Refunding, Series A, 7.60%, 4/01/21 ....................    2,530,000      2,725,721
    PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 ................    5,000,000      5,401,500
    Resource Recovery, 7.50%, 1/01/12 ......................................................   10,000,000     10,578,400
  Mount Pleasant Business District Authority Hospital Revenue,
    Frick Hospital, Refunding,
    5.70%, 12/01/13 ........................................................................    1,205,000      1,220,340
    5.75%, 12/01/17 ........................................................................      500,000        503,535
    5.75%, 12/01/27 ........................................................................    1,600,000      1,602,384


                                                                             127


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                             PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                   AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (cont.)
  BONDS (cont.)
  Neshaminy School District GO, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 ..............  $  1,000,000    $  1,153,510
  New Wilmington Municipal Authority College Revenue, Westminster
     College, 5.35%, 3/01/28 ............................................................     2,250,000       2,220,615
  North Hampton County IDAR, PCR, Metropolitan Edison Co., Refunding,
     Series A, MBIA Insured, 6.10%, 7/15/21 .............................................     6,100,000       6,715,917
  Northeastern Pennsylvania Hospital and Educational Authority Revenue,
    Kings College Project, Refunding, Series B, 6.00%, 7/15/11 ..........................     1,000,000       1,037,880
    Kings College Project, Refunding, Series B, 6.00%, 7/15/18 ..........................     1,000,000       1,028,090
    Wilkes University, Refunding, 6.125%, 10/01/11 ......................................     5,000,000       5,002,700
  Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 9/01/09 .     5,000,000       5,461,500
  Pennsylvania EDA,
    Financing Authority Revenue, MacMillan LP Project, 7.60%, 12/01/20 ..................     3,000,000       3,648,660
    Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ....     5,000,000       5,530,800
  Pennsylvania HFA,
    Rental Housing, Refunding, FNMA Insured, 5.75%, 7/01/14 .............................    10,000,000      10,368,900
    SFM, Refunding, Series Y, 7.45%, 4/01/16 ............................................     2,355,000       2,425,038
    SFM, Series 29, 7.375%, 10/01/16 ....................................................     3,065,000       3,212,978
    SFM, Series 30, 7.30%, 10/01/17 .....................................................     2,055,000       2,164,943
    SFM, Series 34-A, 6.85%, 4/01/16 ....................................................     3,000,000       3,168,210
    SFM, Series 34-B, 7.00%, 4/01/24 ....................................................     6,000,000       6,317,940
    SFM, Series 38, 6.125%, 10/01/24 ....................................................     4,895,000       5,118,750
    SFM, Series 1991, 7.15%, 4/01/15 ....................................................     4,370,000       4,588,456
    SFM, Series U, 7.80%, 10/01/20 ......................................................       330,000         344,210
    SFM, Series W, 7.80%, 10/01/20 ......................................................     1,965,000       2,023,754
    SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 .......................................     1,500,000       1,567,215
  Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Loan
     Pool Program, MBIA Insured, 5.625%, 9/01/13 ........................................     6,010,000       6,498,192
        9/01/14 .........................................................................     2,870,000       3,075,980
  Pennsylvania Intergovernmental Cooperative Authority Special Tax
     Revenue, Philadelphia Funding Project, FGIC Insured, Pre-Refunded, 7.00%, 6/15/14 ..     6,000,000       7,009,020
  Pennsylvania State Financial Authority Revenue, Municipal Capital
    Improvements Program, Refunding, 6.60%, 11/01/09 ....................................    12,565,000      13,872,263
  Pennsylvania State Higher Educational Facilities Authority Revenue,
    Allegheny College Project, Refunding, Series B, 6.125%, 11/01/13 ....................     1,000,000       1,062,070
    Allegheny College Project, Refunding, Series B, 6.00%, 11/01/22 .....................     3,140,000       3,492,182
    Allegheny College, Refunding, Series A, MBIA Insured, 5.00%, 11/01/22 ...............     3,300,000       3,245,814
    Allegheny College, Refunding, Series B, 5.00%, 11/01/26 .............................     3,000,000       2,942,490
    Drexel University, Refunding, 6.375%, 5/01/17 .......................................     5,220,000       5,649,136
    Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 ..........................     4,385,000       4,705,631
    Geneva College, 5.45%, 4/01/18 ......................................................     2,360,000       2,348,814
    Health Services, Allegheny Delaware Valley, Refunding,
       Series A, MBIA Insured, 5.875%, 11/15/21 .........................................    17,000,000      17,498,440
    Health Services, University of Pennsylvania, Refunding, Series A, 5.75%, 1/01/22 ....    10,000,000      10,435,000
    La Salle University, MBIA Insured, 5.25%, 5/01/23 ...................................     1,500,000       1,519,935
    La Salle University, Refunding, MBIA Insured, 5.625%, 5/01/17 .......................     4,000,000       4,211,280
    Medical College of Pennsylvania, Series A, Pre-Refunded, 8.375%, 3/01/11 ............     1,000,000       1,020,000
    Medical College of Pennsylvania, Series A, Pre-Refunded, 7.50%, 3/01/14 .............     3,135,000       3,135,000
    Philadelphia College of Textiles and Science, 6.75%, 4/01/20 ........................     3,040,000       3,289,736
    State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 ............     3,000,000       3,172,860
    State Systems of Higher Education, Series O, AMBAC Insured, 5.125%, 6/15/24 .........     1,990,000       1,994,497
    Temple University, 7.40%, 10/01/10 ..................................................        30,000          30,343
    University of Pennsylvania, 5.50%, 7/15/38 ..........................................    10,000,000      10,271,800
  Pennsylvania State IDAR, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 ..............     4,250,000       4,623,108
  Pennsylvania State Pooled Finance Authority Lease Revenue,
     Capital Improvement, Series B, MBIA Insured, Pre-Refunded, 8.00%, 11/01/09 .........       890,000         896,248
  Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue,
    Series B, AMBAC Insured, 4.75%, 12/01/27 ............................................     5,235,000       4,974,978
    sub. lien, Series B, AMBAC Insured, 5.00%, 12/01/23 .................................     2,000,000       1,977,440
  Pennsylvania State University, Series A, 5.00%, 8/15/22 ...............................     9,610,000       9,466,234
  Philadelphia Airport Revenue, Philadelphia Airport System, Series A,
     AMBAC Insured, 6.10%, 6/15/25 ......................................................     5,000,000       5,411,450


128


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                            PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                  AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (cont.)
  BONDS (cont.)
  Philadelphia Gas Works Revenue,
    11th Series C, AMBAC Insured, 7.25%, 1/01/10 .......................................  $     795,000   $    820,050
    ETM, 12th Series B, MBIA Insured, 7.00%, 5/15/20 ...................................      1,000,000      1,210,050
    First Series A, FSA Insured, 5.00%, 7/01/26 ........................................      8,000,000      7,824,480
    Series A, 6.375%, 7/01/26 ..........................................................     10,100,000     11,091,113
(b) Philadelphia GO, FSA Insured, 5.00%, 3/15/28 .......................................     14,250,000     13,908,570
  Philadelphia Hospitals and Higher Education Facilities Authority Revenue,
    Albert Einstein Medical Center, Pre-Refunded, 7.30%, 10/01/08 ......................      5,225,000      5,805,707
    Temple University Hospital, 5.875%, 11/15/23 .......................................      5,000,000      5,127,700
  Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
    Albert Einstein Medical Center, Pre-Refunded, 7.625%, 4/01/11 ......................      7,755,000      7,937,010
    Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 ...........................      2,465,000      2,375,841
    Children's Seashore House, Series A, 7.00%, 8/15/17 ................................      1,000,000      1,092,820
    Children's Seashore House, Series B, 7.00%, 8/15/22 ................................      2,600,000      2,841,332
    Frankford Hospital, Series A, 6.00%, 6/01/14 .......................................      2,500,000      2,612,025
  Philadelphia Municipal Authority Gas Works Lease Revenue, 7.625%, 5/01/14 ............      2,750,000      2,818,613
  Philadelphia Municipal Authority Revenue, Lease, Refunding, Series D, 6.30%, 7/15/17 .      2,000,000      2,117,580
  Philadelphia Parking Authority Airport Revenue,
    AMBAC Insured, 5.00%, 2/01/27 ......................................................      3,000,000      2,933,610
    Refunding, AMBAC Insured, 5.50%, 9/01/18 ...........................................      1,000,000      1,045,070
  Philadelphia RDA, Home Improvement Loan Revenue,
    Series A, FHA Insured, 7.375%, 6/01/03 .............................................         80,000         81,000
    Series B, FHA Insured, 6.10%, 6/01/17 ..............................................      1,000,000      1,044,640
  Philadelphia School District, Series B, AMBAC Insured,
    5.50%, 9/01/15 .....................................................................      5,000,000      5,273,900
    5.375%, 4/01/22 ....................................................................      2,995,000      3,052,804
  Philadelphia Water and Sewer Revenue, ETM, Series 10, 7.35%, 9/01/04 .................      6,840,000      7,743,769
  Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 6/15/13 .................     10,000,000     10,306,900
  Pittsburgh Urban RDA,
    Mortgage Revenue, Series A, 7.15%, 10/01/27 ........................................        840,000        899,380
    Mortgage Revenue, Series A, 5.25%, 10/01/29 ........................................      3,345,000      3,347,743
    Mortgage Revenue, Series D, 6.25%, 10/01/17 ........................................      1,695,000      1,819,871
    Oliver Garage Project, FGIC Insured, 5.45%, 6/01/28 ................................      3,500,000      3,617,635
    SFMR, Series B, GNMA Secured, 7.375%, 12/01/16 .....................................      1,965,000      2,025,935
  Pittsburgh Water and Sewer System Authority Revenue,
     ETM, Refunding, FGIC Insured, 7.25%, 9/01/14 ......................................      1,250,000      1,533,950
  Pottstown Borough Authority Sewer Revenue, FSA Insured,
     Pre-Refunded, 7.70%, 11/01/21 .....................................................      4,000,000      4,029,960
  Rose Tree Media School District GO, FGIC Insured, 5.85%, 2/15/17 .....................      5,000,000      5,328,300
  Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources
     Inc., Pre-Refunded, 6.50%, 1/01/10 ................................................     16,350,000     16,809,926
  Schuylkill County RDA, Lease Revenue, Series A, FGIC Insured, 7.125%, 6/01/13 ........      1,500,000      1,628,685
  Scranton School District GO, AMBAC Insured, 5.20%, 4/01/18 ...........................      5,275,000      5,343,311
  South Fork Municipal Authority Hospital Revenue,
    Conemaugh Valley Memorial Hospital Project, Series A, MBIA Insured, 5.75%, 7/01/26 .     10,000,000     10,629,500
    Good Samaritan Medical Center, Johnstown Project, Refunding, Series B, MBIA Insured,
       5.25%, 7/01/26 ..................................................................      5,000,000      5,058,450
  Southeastern Pennsylvania Transportation Authority Special Revenue,
    FGIC Insured, 5.375%, 3/01/22 ......................................................      4,000,000      4,116,840
    Series A, FGIC Insured, Pre-Refunded, 5.75%, 3/01/20 ...............................      9,660,000     10,683,670
  State Public School Building Authority Revenue,
    Cornell School District Project, Refunding, Series B, MBIA Insured, 5.375%, 9/01/12       2,165,000      2,264,763
    Shenandoah Valley School District Project, Refunding, AMBAC Insured, 7.375%, 9/15/10      1,000,000      1,039,480
  University of Pittsburgh Revenue, Higher Education, Refunding, Series B,
     MBIA Insured, 5.00%, 6/01/21 ......................................................     10,000,000      9,932,900
  Upper St. Clair Township School District GO, Refunding, 5.20%, 7/15/27 ...............      5,000,000      5,050,350
  Westtown Township Sewer Revenue, FSA Insured, 5.25%, 12/15/27 ........................      3,270,000      3,318,004
  Wilkes Barre Area School District GO,
    FGIC Insured, 6.375%, 4/01/15 ......................................................      3,000,000      3,384,900
  Refunding, FGIC Insured, 5.25%, 4/01/16 ..............................................      1,385,000      1,412,320
                                                                                                          ------------
  TOTAL BONDS ..........................................................................                   782,836,848
                                                                                                          ------------


                                                                             129


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                                  PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
(d) ZERO COUPON BONDS .7%
  Pennsylvania HFA,
    SFM, Series 63A, zero cpn., 4/01/30 ....................................................    $ 11,000,000    $  2,056,010
  SFMR, Series 64, zero cpn., 4/01/30 ......................................................       6,000,000       3,549,120
                                                                                                                ------------
  TOTAL ZERO COUPON BONDS ..................................................................                       5,605,130
                                                                                                                ------------
  TOTAL LONG TERM INVESTMENTS (COST $741,559,735) ..........................................                     788,441,978
                                                                                                                ------------
(a) SHORT TERM INVESTMENTS 1.1%
  Allegheny County Hospital Development Authority Revenue,
    Health Center, Presbyterian, Series A, Weekly VRDN and Put, 2.25%, 3/01/20 .............         700,000         700,000
    Health Center, Presbyterian, Series B, Weekly VRDN and Put, 2.25%, 3/01/20 .............         460,000         460,000
    Health Center, Presbyterian, Series B, Weekly VRDN and Put, 2.55%, 3/01/20 .............         100,000         100,000
    Health Center, Presbyterian, Series D, MBIA Insured, Weekly VRDN and Put, 2.25%, 3/01/20       1,000,000       1,000,000
    Presbyterian University Hospital, Series B-1, Weekly VRDN and Put, 3.50%, 3/01/18 ......         105,000         105,000
  Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 3.00%, 12/01/28 ......       1,100,000       1,100,000
  Erie Higher Education Building Authority College Revenue, Gannon University Project,
     Series F, Weekly VRDN and Put, 2.25%, 7/01/13 .........................................       3,000,000       3,000,000
  Northeastern Hospital and Educational Authority Health Care Revenue, Wyoming
     Valley Health Care, Refunding, Series A,
 AMBAC Insured, Weekly VRDN and Put, 2.95%, 1/01/24 ........................................       1,300,000       1,300,000
  Pennsylvania State Higher Educational Facilities Authority Revenue,
     Council of Independent Colleges,
     Series A2, Weekly VRDN and Put, 3.00%, 4/01/22 ........................................         100,000         100,000
     Waynesburg College, Weekly VRDN and Put, 3.40%, 4/01/17 ...............................         600,000         600,000
                                                                                                                ------------
  TOTAL SHORT TERM INVESTMENTS (COST $8,465,000) ...........................................                       8,465,000
                                                                                                                ------------
  TOTAL INVESTMENTS (COST $750,024,735) 99.5% ..............................................                     796,906,978
                                                                                                                ------------
  OTHER ASSETS, LESS LIABILITIES .5% .......................................................                       3,952,570
                                                                                                                ------------
  NET ASSETS 100.0% ........................................................................                    $800,859,548
                                                                                                                ------------


See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.


130

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

                                                                             YEAR ENDED FEBRUARY 28,
                                                        ---------------------------------------------------------------
CLASS A                                                     1999         1998         1997          1996(1)       1995
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $   11.86    $   11.51    $   11.59     $   11.31     $   11.83
                                                        ---------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................         .60          .62          .65           .66           .67
 Net realized and unrealized gains (losses) .........         .06          .36          .02           .30          (.50)
                                                        ---------------------------------------------------------------
Total from investment operations ....................         .66          .98          .67           .96           .17
                                                        ---------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.60)(3)     (.62)        (.65)(3)      (.67)(2)      (.69)
 Net realized gains .................................        (.04)        (.01)        (.10)         (.01)          --
                                                        ---------------------------------------------------------------
Total distributions .................................        (.64)        (.63)        (.75)         (.68)         (.69)
                                                        ---------------------------------------------------------------
Net asset value, end of year ........................   $   11.88    $   11.86    $   11.51     $   11.59     $   11.31
                                                        ---------------------------------------------------------------
Total return* .......................................        5.68%        8.78%        6.03%         8.68%         1.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $ 218,753    $ 210,325    $ 192,525     $ 190,577     $ 176,888
Ratios to average net assets:
 Expenses ...........................................         .74%         .75%         .73%          .74%          .73%
 Net investment income ..............................        4.98%        5.35%        5.62%         5.71%         5.95%
Portfolio turnover rate .............................       20.19%        7.94%       21.09%        27.99%        18.30%

CLASS C
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $   11.87    $   11.53    $   11.62     $   11.32
                                                        -------------------------------------------------
Income from investment operations:
 Net investment income ..............................         .53          .56          .58           .50
 Net realized and unrealized gains ..................         .06          .34          .02           .30
                                                        -------------------------------------------------
Total from investment operations ....................         .59          .90          .60           .80
                                                        -------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.53)(4)     (.55)        (.59)         (.49)
 Net realized gains .................................        (.04)        (.01)        (.10)         (.01)
                                                        -------------------------------------------------
Total distributions .................................        (.57)        (.56)        (.69)         (.50)
                                                        -------------------------------------------------
Net asset value, end of year ........................   $   11.89    $   11.87    $   11.53     $   11.62
                                                        -------------------------------------------------
Total return* .......................................        5.09%        8.07%        5.33%         7.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $   7,050    $   3,615    $   1,679     $     533
Ratios to average net assets:
 Expenses ...........................................        1.30%        1.31%        1.30%         1.32%**
 Net investment income ..............................        4.43%        4.78%        5.04%         5.16%**
Portfolio turnover rate .............................       20.19%        7.94%       21.09%        27.99%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for
    Class C.

(2) Includes distributions in excess of net investment income in the amount of $.001.

(3) Includes distributions in excess of net investment income in the amount of $.006.

(4) Includes distributions in excess of net investment income in the amount of $.004.

                       See notes to financial statements.                    131


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                  PRINCIPAL
  FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                         AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.7%
  Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ........................................................................    $ 1,675,000    $ 1,837,542
    6.70%, 10/01/23 ........................................................................      5,800,000      6,366,312
  Guam Government GO, Series A,
    5.90%, 9/01/05 .........................................................................      4,575,000      4,619,149
    6.00%, 9/01/06 .........................................................................      1,085,000      1,095,145
  Guam Government Limited Obligation Highway Revenue, Refunding, Series A,
     FSA Insured, 6.30%, 5/01/12 ...........................................................      5,590,000      6,059,560
  Guam Housing Corp. SFR, MBS, Mortgage Guaranteed, Series A, 5.35%, 9/01/18 ...............      5,000,000      5,085,900
  Guam Power Authority Revenue, Series A,
    6.30%, 10/01/22 ........................................................................      7,190,000      7,750,532
    6.75%, 10/01/24 ........................................................................      2,680,000      2,988,066
  Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
     Series A, 6.40%, 3/15/28 ..............................................................      7,000,000      6,826,890
  Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.40%, 7/01/11 ...........................................................      2,400,000      2,740,200
    Refunding, MBIA Insured, 5.75%, 7/01/24 ................................................      2,000,000      2,140,560
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Puerto Rico State Infrastructure Bank, 5.00%, 7/01/28 ..................................      2,000,000      1,948,820
    Series A, 5.00%, 7/01/38 ...............................................................      1,950,000      1,894,347
    Series Q, Pre-Refunded, 7.75%, 7/01/10 .................................................        350,000        377,468
    Series Y, Pre-Refunded, 6.00%, 7/01/22 .................................................      8,000,000      9,124,240
  Puerto Rico Commonwealth IDC, General Purpose Revenue, Series B, 5.375%, 7/01/16 .........      5,000,000      5,210,950
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 .........................................................................        580,000        599,314
    7.75%, 7/01/08 .........................................................................        300,000        306,738
    7.50%, 7/01/09 .........................................................................        660,000        674,659
  Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth
     Appropriation, Refunding, 7.875%, 10/01/04 ............................................      3,350,000      3,491,303
  Puerto Rico Electric Power Authority Revenue,
    Refunding, Series U, 6.00%, 7/01/14 ....................................................        700,000        770,056
    Series DD, 5.00%, 7/01/28 ..............................................................      1,680,000      1,637,009
    Series O, Pre-Refunded, 7.125%, 7/01/14 ................................................      1,525,000      1,568,402
    Series P, Pre-Refunded, 7.00%, 7/01/11 .................................................        615,000        676,211
    Series P, Pre-Refunded, 7.00%, 7/01/21 .................................................      1,000,000      1,099,530
    Series T, Pre-Refunded, 6.375%, 7/01/24 ................................................      9,000,000     10,278,450
    Series X, Pre-Refunded, 6.125%, 7/01/21 ................................................      7,225,000      8,253,407
  Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 10/01/15 ............................................        420,000        436,388
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .............................................      1,470,000      1,527,359
    Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26      2,060,000      2,513,509
  Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ..........      2,320,000      2,445,906
  Puerto Rico Housing Bank and Financing Authority SFMR,
    Affordable Housing Mortgage, First Portfolio, 6.25%, 4/01/29 ...........................      2,075,000      2,210,083
    Homeownership Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 ...........................        955,000      1,004,039
  Puerto Rico Industrial Medical and Environmental Facilities Higher
     Education Revenue, Inter American University, 5.00%, 10/01/22 .........................      6,500,000      6,481,865
  Puerto Rico Industrial Medical and Environmental PCFA, Revenue,
    American Airlines Corp., Series A, 6.45%, 12/01/25 .....................................      2,000,000      2,183,040
    PepsiCo Inc. Project, 6.25%, 11/15/13 ..................................................        900,000        986,679
  Puerto Rico Industrial Tourist Educational Medical and Environmental
     Control Facilities Financing Authority Hospital Revenue,
    Dr. Pila Hospital Project, Refunding, 6.125%, 8/01/25 ..................................      2,500,000      2,702,725
    Dr. Pila Hospital Project, Refunding, 6.25%, 8/01/32 ...................................        500,000        540,790
    Hospital Auxilio Mutuo Obligation, 5.50%, 7/01/17 ......................................      2,750,000      2,909,720
    Hospital Auxilio Mutuo Obligation, Series A, 6.25%, 7/01/24 ............................      8,445,000      9,366,265
    Mennonite General Hospital Project, 5.625%, 7/01/17 ....................................        950,000        969,475
    Mennonite General Hospital Project, 6.50%, 7/01/26 .....................................      5,000,000      5,460,100
    Mennonite General Hospital Project, 5.625%, 7/01/27 ....................................      2,000,000      2,022,380
  Puerto Rico Industrial Tourist Educational Medical and Environmental
     Control Facilities Financing Authority Industrial Revenue,
    Guaynabo Municipal Government, 5.625%, 7/01/15 .........................................      6,550,000      6,670,782
    Guaynabo Municipal Government, 5.625%, 7/01/22 .........................................      3,160,000      3,258,023
    Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ...........................................      4,120,000      4,085,310


132


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                              PRINCIPAL
 FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                      AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Industrial Tourist Educational Medical and Environmental
     Control Facilities Financing Authority Industrial Revenue, (cont.)
    Teachers Retirement System Revenue, 5.50%, 7/01/16 ..................................    $  3,175,000    $  3,303,969
    Teachers Retirement System Revenue, 5.50%, 7/01/21 ..................................       6,585,000       6,802,766
  Puerto Rico Municipal Finance Agency GO, Series A, 6.50%, 7/01/19 .....................       2,000,000       2,235,340
  Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.75%, 7/01/22       1,000,000       1,073,690
  Puerto Rico Port Authority Revenue,
    Series D, FGIC Insured, 6.00%, 7/01/21 ..............................................       1,250,000       1,287,013
    Special Facilities, American Airlines, Series A, 6.30%, 6/01/23 .....................       5,500,000       5,863,440
    Special Facilities, American Airlines, Series A, 6.25%, 6/01/26 .....................       1,900,000       2,046,224
  Puerto Rico Telephone Authority Revenue,
    Refunding, Series L, 6.125%, 1/01/22 ................................................       6,450,000       6,820,553
    Series N, 5.50%, 1/01/13 ............................................................         500,000         517,830
    Series N, 5.50%, 1/01/22 ............................................................       2,375,000       2,442,664
  University of Puerto Rico Revenues, Series M, MBIA Insured,
    5.50%, 6/01/15 ......................................................................       4,000,000       4,233,880
    5.25%, 6/01/25 ......................................................................       6,145,000       6,263,906
  Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
    6.45%, 3/01/16 ......................................................................         410,000         434,649
    6.50%, 3/01/25 ......................................................................         960,000       1,017,600
  Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 .....................................................................       3,000,000       3,033,150
    5.50%, 10/01/22 .....................................................................       3,000,000       3,010,050
    5.625%, 10/01/25 ....................................................................       3,000,000       3,054,810
  Virgin Islands Water and Power Authority Electric System Revenue,
    Refunding, 5.30%, 7/01/18 ...........................................................       1,700,000       1,697,824
    Refunding, 5.30%, 7/01/21 ...........................................................       1,000,000         992,160
    Series A, Pre-Refunded, 7.40%, 7/01/11 ..............................................       5,150,000       5,618,135
  Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    5.25%, 7/01/12 ......................................................................       4,000,000       3,950,680
    5.50%, 7/01/17 ......................................................................       4,000,000       3,940,677
                                                                                                             ------------
  TOTAL LONG TERM INVESTMENTS (COST $207,622,364) .......................................                     222,836,208
                                                                                                             ------------
(a) SHORT TERM INVESTMENTS
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
     AMBAC Insured, Weekly VRDN and Put, 2.90%, 7/01/28 (COST $100,000) .................         100,000         100,000
                                                                                                             ------------
  TOTAL INVESTMENTS (COST $207,722,364) 98.7% ...........................................                     222,936,208
  OTHER ASSETS, LESS LIABILITIES 1.3% ...................................................                       2,867,002
                                                                                                             ------------
  NET ASSETS 100.0% .....................................................................                    $225,803,210
                                                                                                             ------------

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.                   133


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


GLOSSARY OF TERMS

1915 ACT  -         Improvement Bond Act of 1915
ABAG      -         The Association of Bay Area Governments
AD        -         Assessment District
AMBAC     -         American Municipal Bond Assurance Corp.
BIG       -         Bond Investors Guaranty Insurance Co. (acquired by MBIA in
                    1989 and no longer does business under this name).
CDA       -         Community Development Authority/Agency
CDD       -         Community Development District
CFD       -         Community Facilities District
COP       -         Certificate of Participation
CRDA      -         Community Redevelopment Authority/Agency
DATES     -         Demand Adjustable Tax-Exempt Securities
EDA       -         Economic Development Authority
EDC       -         Economic Development Corp.
EDR       -         Economic Development Revenue
ETM       -         Escrow to Maturity
FGIC      -         Financial Guaranty Insurance Co.
FHA       -         Federal Housing Authority/Agency
FI/GML    -         Federally Insured or Guaranteed Mortgage Loans
FNMA      -         Federal National Mortgage Association
FSA       -         Financial Security Assistance (some of the securities shown as FSA Insured were originally issued by Capital Guaranty
                    Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA      -         Government National Mortgage Association
GO        -         General Obligation
HDA       -         Housing Development Authority/Agency
HFA       -         Housing Finance Authority/Agency
HFAR      -         Housing Finance Authority/Agency Revenue
HFC       -         Housing Finance Corp.
ID        -         Improvement District
IDA       -         Industrial Development Authority/Agency
IDAR      -         Industrial Development Authority/Agency Revenue
IDB       -         Industrial Development Board
IDBR      -         Industrial Development Board Revenue
IDC       -         Industrial Development Corp.
IDR       -         Industrial Development Revenue
IPC       -         Industrial Pollution Control
ISD       -         Independent School District
LLC       -         Limited Liability Corporation
LP        -         Limited Partnership
MAC       -         Municipal Assistance Corporation
MBIA      -         Municipal Bond Investors Assurance Corp.
MBS       -         Mortgage Backed Securities
MF        -         Multi-Family
MFHR      -         Multi-Family Housing Revenue
MFMR      -         Multi-Family Mortgage Revenue
MFR       -         Multi-Family Revenue
PBA       -         Public Building Authority
PCC       -         Pollution Control Corporation
PCFA      -         Pollution Control Financing Authority
PCR       -         Pollution Control Revenue
PFA       -         Public Financing Authority
PUD       -         Public Utility District
RDA       -         Redevelopment Authority/Agency
RDAR      -         Redevelopment Authority/Agency Revenue
SF        -         Single Family
SFM       -         Single Family Mortgage
SFMR      -         Single Family Mortgage Revenue
SFR       -         Single Family Revenue
UHSD      -         Unified High School District
USD       -         Unified School District
VRDN      -         Variable Rate Demand Notes


134


FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999

                                                   FRANKLIN          FRANKLIN           FRANKLIN        FRANKLIN FEDERAL
                                                   ARIZONA           COLORADO          CONNECTICUT        INTERMEDIATE-
                                                   TAX-FREE          TAX-FREE           TAX-FREE          TERM TAX-FREE
                                                 INCOME FUND        INCOME FUND        INCOME FUND         INCOME FUND
                                                -------------      -------------      -------------     ----------------
Assets:
 Investments in securities:
  Cost ....................................     $ 831,274,466      $ 300,358,251      $ 250,313,211      $ 187,361,831
                                                ----------------------------------------------------------------------
  Value ...................................       881,085,864        318,632,160        265,533,638        194,533,055
 Cash .....................................            17,047            525,388            414,145            144,009
 Receivables:
  Capital shares sold .....................         2,483,846            461,207            710,212            614,022
  Interest ................................        11,018,040          4,939,836          3,814,485          2,713,049
                                                ----------------------------------------------------------------------
   Total assets ...........................       894,604,797        324,558,591        270,472,480        198,004,135
                                                ----------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........         6,936,018                 --            983,212          1,067,691
  Capital shares redeemed .................           108,617            420,832            209,275            897,359
  Affiliates ..............................           522,764            218,475            187,975            143,915
  Shareholders ............................         1,056,459            246,077            347,576             77,110
 Distributions to shareholders ............         1,046,886            373,254            272,804            204,517
 Other liabilities ........................            43,167             19,888             12,593             15,175
                                                ----------------------------------------------------------------------
  Total liabilities .......................         9,713,911          1,278,526          2,013,435          2,405,767
                                                ----------------------------------------------------------------------
   Net assets, at value ...................     $ 884,890,886      $ 323,280,065      $ 268,459,045      $ 195,598,368
                                                ----------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ......     $          --      $          --      $          --      $      66,835
 Accumulated distributions in excess of net
 investment income ........................          (714,249)            (6,782)          (150,586)                --
 Net unrealized appreciation ..............        49,811,398         18,273,909         15,220,427          7,171,224
 Accumulated net realized gain (loss) .....         2,736,594            317,169         (3,557,671)        (1,115,408)
 Capital shares ...........................       833,057,143        304,695,769        256,946,875        189,475,717
                                                ----------------------------------------------------------------------
   Net assets, at value ...................     $ 884,890,886      $ 323,280,065      $ 268,459,045      $ 195,598,368
                                                ----------------------------------------------------------------------
CLASS A:
 Net assets, at value .....................     $ 861,019,906      $ 301,381,056      $ 245,016,356      $ 195,598,368
                                                ----------------------------------------------------------------------
 Shares outstanding .......................        75,676,165         25,010,763         21,741,974         17,309,260
                                                ----------------------------------------------------------------------
 Net asset value per share* ...............     $       11.38      $       12.05      $       11.27      $       11.30
                                                ----------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 95.75%) .....     $       11.89      $       12.58      $       11.77      $       11.56**
                                                ----------------------------------------------------------------------
CLASS C:
 Net assets, at value .....................     $  23,870,980      $  21,899,009      $  23,442,689                 --
                                                ----------------------------------------------------------------------
 Shares outstanding .......................         2,084,645          1,808,249          2,074,157                 --
                                                ----------------------------------------------------------------------
 Net asset value per share* ...............     $       11.45      $       12.11      $       11.30                 --
                                                ----------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 99.00%) .....     $       11.57      $       12.23      $       11.41                 --
                                                ----------------------------------------------------------------------

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

** The maximum offering price for Franklin Federal Intermediate-Term Tax-Free Income Fund is calculated at $11.30 / 97.75%.

                       See notes to financial statements.                    135


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 1999

                                                              FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                                             HIGH YIELD         INDIANA           MICHIGAN         NEW JERSEY
                                                              TAX-FREE          TAX-FREE          TAX-FREE          TAX-FREE
                                                             INCOME FUND       INCOME FUND       INCOME FUND       INCOME FUND
                                                           ---------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................     $ 6,220,378,766   $    55,630,869   $    16,234,216   $   680,354,419
                                                           ---------------------------------------------------------------------
  Value ..............................................       6,550,576,108        59,316,143        16,852,918       726,783,993
 Cash ................................................           1,522,911           195,746            79,485         1,266,686
 Receivables:
  Capital shares sold ................................          10,673,893            39,356                --           905,719
  Interest ...........................................         113,169,061           638,975           228,803         9,585,517
  Affiliates .........................................                  --                --             6,280                --
 Organization costs ..................................                  --                --               693                --
                                                           ---------------------------------------------------------------------
   Total assets ......................................       6,675,941,973        60,190,220        17,168,179       738,541,915
                                                           ---------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................          11,382,566           970,162                --         4,939,156
  Capital shares redeemed ............................           7,028,129             4,863                --           344,899
  Affiliates .........................................           4,093,383            41,568             1,616           472,746
  Shareholders .......................................           9,827,719            91,588            26,403         1,465,108
 Distributions to shareholders .......................           7,680,021            62,412            19,389           752,589
 Other liabilities ...................................             264,482             5,804             3,353            34,228
                                                           ---------------------------------------------------------------------
   Total liabilities .................................          40,276,300         1,176,397            50,761         8,008,726
                                                           ---------------------------------------------------------------------
    Net assets, at value .............................     $ 6,635,665,673   $    59,013,823   $    17,117,418   $   730,533,189
                                                           ---------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income .................     $            --   $        67,119   $        32,280   $        74,948
 Accumulated distributions in excess of
 net investment income ...............................          (3,528,808)               --                --                --
 Net unrealized appreciation .........................         330,197,342         3,685,274           618,702        46,429,574
 Accumulated net realized gain (loss) ................           1,603,569            36,251           (33,373)          200,885
 Capital shares ......................................       6,307,393,570        55,225,179        16,499,809       683,827,782
                                                           ---------------------------------------------------------------------
    Net assets, at value .............................     $ 6,635,665,673   $    59,013,823   $    17,117,418   $   730,533,189
                                                           ---------------------------------------------------------------------
CLASS A:
 Net assets, at value ................................     $ 5,988,204,246   $    59,013,823   $    17,117,418   $   681,818,291
                                                           ---------------------------------------------------------------------
 Shares outstanding ..................................         521,176,095         4,905,278         1,543,179        56,986,626
                                                           ---------------------------------------------------------------------
 Net asset value per share* ..........................     $         11.49   $         12.03   $         11.09   $         11.96
                                                           ---------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 95.75%) ................     $         12.00   $         12.56   $         11.58   $         12.49
                                                           ---------------------------------------------------------------------
CLASS B:
 Net assets, at value ................................     $    15,486,932                --                --                --
                                                           ---------------------------------------------------------------------
 Shares outstanding ..................................           1,344,656                --                --                --
                                                           ---------------------------------------------------------------------
 Net asset value and maximum offering price per share*     $         11.52                --                --                --
                                                           ---------------------------------------------------------------------
CLASS C:
 Net assets, at value ................................     $   631,974,495                --                --   $    48,714,898
                                                           ---------------------------------------------------------------------
 Shares outstanding ..................................          54,646,563                --                --         4,050,857
                                                           ---------------------------------------------------------------------
 Net asset value per share* ..........................     $         11.56                --                --   $         12.03
                                                           ---------------------------------------------------------------------
 Maximum offering price per
 share (net asset value per share / 99.00%) ..........     $         11.68                --                --   $         12.15
                                                           ---------------------------------------------------------------------


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


136                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 1999

                                                                              FRANKLIN           FRANKLIN           FRANKLIN
                                                                               OREGON          PENNSYLVANIA        PUERTO RICO
                                                                              TAX-FREE           TAX-FREE           TAX-FREE
                                                                             INCOME FUND        INCOME FUND        INCOME FUND
                                                                            --------------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................................      $511,636,176       $750,024,735       $207,722,364
                                                                            --------------------------------------------------
  Value ..............................................................       539,021,851        796,906,978        222,936,208
 Cash ................................................................           177,028             45,510             62,283
 Receivables:
  Investment securities sold .........................................         7,435,792                 --                 --
  Capital shares sold ................................................           574,537          1,079,394            221,783
  Interest ...........................................................         6,594,118         13,041,845          3,375,100
                                                                            --------------------------------------------------
   Total assets ......................................................       553,803,326        811,073,727        226,595,374
                                                                            --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................        34,900,794          7,025,754                 --
  Capital shares redeemed ............................................           589,162            364,977             48,857
  Affiliates .........................................................           338,940            502,141            155,985
  Shareholders .......................................................           800,637          1,333,422            321,055
 Distributions to shareholders .......................................           524,592            948,234            256,384
 Other liabilities ...................................................            22,521             39,651              9,883
                                                                            --------------------------------------------------
   Total liabilities .................................................        37,176,646         10,214,179            792,164
                                                                            --------------------------------------------------
    Net assets, at value .............................................      $516,626,680       $800,859,548       $225,803,210
                                                                            --------------------------------------------------
Net assets consist of:
 Undistributed net investment income .................................      $    692,530       $         --       $         --
 Accumulated distributions in excess of net investment income ........                --           (831,892)          (162,258)
 Net unrealized appreciation .........................................        27,385,675         46,882,243         15,213,844
 Accumulated net realized gain (loss) ................................          (103,897)            16,970            299,410
 Capital shares ......................................................       488,652,372        754,792,227        210,452,214
                                                                            --------------------------------------------------
    Net assets, at value .............................................      $516,626,680       $800,859,548       $225,803,210
                                                                            --------------------------------------------------
CLASS A:
 Net assets, at value ................................................      $483,664,265       $758,942,464       $218,753,016
                                                                            --------------------------------------------------
 Shares outstanding ..................................................        40,885,474         72,117,372         18,414,910
                                                                            --------------------------------------------------
 Net asset value per share* ..........................................      $      11.83       $      10.52       $      11.88
                                                                            --------------------------------------------------
 Maximum offering price per share (net asset value per share / 95.75%)      $      12.36       $      10.99       $      12.41
                                                                            --------------------------------------------------
CLASS C:
 Net assets, at value ................................................      $ 32,962,415       $ 41,917,084       $  7,050,194
                                                                            --------------------------------------------------
 Shares outstanding ..................................................         2,768,838          3,963,903            592,723
                                                                            --------------------------------------------------
 Net asset value per share* ..........................................      $      11.90       $      10.57       $      11.89
                                                                            --------------------------------------------------
 Maximum offering price per share (net asset value per share / 99.00%)      $      12.02       $      10.68       $      12.01
                                                                            --------------------------------------------------

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                    137


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1999

                                                                 FRANKLIN          FRANKLIN          FRANKLIN    FRANKLIN FEDERAL
                                                                  ARIZONA          COLORADO         CONNECTICUT    INTERMEDIATE-
                                                                 TAX-FREE          TAX-FREE          TAX-FREE      TERM TAX-FREE
                                                                INCOME FUND       INCOME FUND       INCOME FUND     INCOME FUND
                                                               ------------------------------------------------------------------
Investment income:
 Interest ................................................     $ 49,269,531      $ 16,984,007      $ 13,658,702     $  8,674,233
                                                               -----------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................        4,124,084         1,615,981         1,313,337          959,067
 Distribution fees (Note 3)
  Class A ................................................          765,635           268,284           211,566          164,401
  Class C ................................................          123,567           105,220            97,325               --
 Transfer agent fees (Note 3) ............................          290,820           124,287            92,818           61,054
 Custodian fees ..........................................            8,510             2,985             2,553            1,927
 Reports to shareholders .................................          108,236            42,768            34,178           20,895
 Registration and filing fees ............................           26,842            10,736             8,802           51,909
 Professional fees .......................................           21,832             7,782             5,625            4,862
 Trustees' fees and expenses .............................            7,630             2,797             2,185            1,522
 Other ...................................................           48,855            27,291            15,498           24,003
                                                               -----------------------------------------------------------------
   Total expenses ........................................        5,526,011         2,208,131         1,783,887        1,289,640
   Expenses waived/paid by affiliate (Note 3) ............               --                --                --          (57,466)
                                                               -----------------------------------------------------------------
    Net expenses .........................................        5,526,011         2,208,131         1,783,887        1,232,174
                                                               -----------------------------------------------------------------
     Net investment income ...............................       43,743,520        14,775,876        11,874,815        7,442,059
                                                               -----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ......................        3,918,445         1,022,077           631,807          146,469
 Net unrealized appreciation (depreciation) on investments       (4,679,698)         (713,406)          175,555          632,241
                                                               -----------------------------------------------------------------
Net realized and unrealized gain (loss) ..................         (761,253)          308,671           807,362          778,710
                                                               -----------------------------------------------------------------
Net increase in net assets resulting from operations .....     $ 42,982,267      $ 15,084,547      $ 12,682,177     $  8,220,769
                                                               -----------------------------------------------------------------


138                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 1999

                                                                FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                                                               HIGH YIELD           INDIANA           MICHIGAN          NEW JERSEY
                                                                TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE
                                                               INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                              ----------------------------------------------------------------------
Investment income:
 Interest ................................................    $ 403,886,153      $   3,383,332      $     680,121      $  39,922,588
                                                              ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................       29,382,074            357,518             82,747          3,411,855
 Distribution fees (Note 3)
  Class A ................................................        5,237,134             51,291             12,889            607,142
  Class B ................................................            7,044                 --                 --                 --
  Class C ................................................        3,542,544                 --                 --            247,991
 Transfer agent fees (Note 3) ............................        2,668,120             31,999              6,994            337,369
 Custodian fees ..........................................           62,220                563                122              7,030
 Reports to shareholders .................................          841,318             13,378              1,869            105,181
 Registration and filing fees ............................          829,229              1,349              7,516             19,699
 Professional fees .......................................          434,957              2,285              1,324             16,146
 Trustees' fees and expenses .............................           56,452                629                227              6,286
 Amortization of organization costs ......................               --                 --                300                 --
 Other ...................................................          226,275              8,258              7,250             39,468
                                                              ----------------------------------------------------------------------
   Total expenses ........................................       43,287,367            467,270            121,238          4,798,167
   Expenses waived/paid by affiliate (Note 3) ............               --                 --            (89,028)                --
                                                              ----------------------------------------------------------------------
    Net expenses .........................................       43,287,367            467,270             32,210          4,798,167
                                                              ----------------------------------------------------------------------
     Net investment income ...............................      360,598,786          2,916,062            647,911         35,124,421
                                                              ----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...............       21,319,398            133,302            (33,373)           596,765
 Net unrealized appreciation (depreciation) on investments     (120,400,244)          (141,351)           124,833          2,362,264
                                                              ----------------------------------------------------------------------
Net realized and unrealized gain (loss) ..................      (99,080,846)            (8,049)            91,460          2,959,029
                                                              ----------------------------------------------------------------------
Net increase in net assets resulting from operations .....    $ 261,517,940      $   2,908,013      $     739,371      $  38,083,450
                                                              ----------------------------------------------------------------------


                       See notes to financial statements.                    139


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 1999

                                                                 FRANKLIN          FRANKLIN          FRANKLIN
                                                                  OREGON         PENNSYLVANIA       PUERTO RICO
                                                                 TAX-FREE          TAX-FREE          TAX-FREE
                                                                INCOME FUND       INCOME FUND       INCOME FUND
                                                               ------------------------------------------------
Investment income:
 Interest ................................................     $ 27,260,470      $ 44,955,652      $ 12,559,957
                                                               ------------------------------------------------
Expenses:
 Management fees (Note 3) ................................        2,429,095         3,734,742         1,223,542
 Distribution fees (Note 3)
  Class A ................................................          420,666           676,436           194,649
  Class C ................................................          163,979           216,684            34,779
 Transfer agent fees (Note 3) ............................          194,441           391,362           125,878
 Custodian fees ..........................................            4,800             7,665             2,172
 Reports to shareholders .................................           80,440           139,414            35,560
 Registration and filing fees ............................           14,482            17,010            28,482
 Professional fees .......................................           11,230            18,988             9,272
 Trustees' fees and expenses .............................            4,342             6,882             2,095
 Other ...................................................           35,645            37,482             3,035
                                                               ------------------------------------------------
  Total expenses .........................................        3,359,120         5,246,665         1,659,464
                                                               ------------------------------------------------
   Net investment income .................................       23,901,350        39,708,987        10,900,493
                                                               ------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ......................        1,677,443         1,071,826           836,253
 Net unrealized appreciation (depreciation) on investments       (1,943,787)       (2,242,080)          296,087
                                                               ------------------------------------------------
Net realized and unrealized gain (loss) ..................         (266,344)       (1,170,254)        1,132,340
                                                               ------------------------------------------------
Net increase in net assets resulting from operations .....     $ 23,635,006      $ 38,538,733      $ 12,032,833
                                                               ------------------------------------------------


140                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                         FRANKLIN ARIZONA                   FRANKLIN COLORADO
                                                                        TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                 ----------------------------------------------------------------
                                                                       1999             1998             1999             1998
                                                                 ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................   $  43,743,520    $  42,369,055    $  14,775,876    $  13,751,416
  Net realized gain from investments .........................       3,918,445        7,063,992        1,022,077        3,599,269
  Net unrealized appreciation (depreciation) on investments ..      (4,679,698)      12,652,846         (713,406)       5,186,539
                                                                 ----------------------------------------------------------------
   Net increase in net assets resulting from operations ......      42,982,267       62,085,893       15,084,547       22,537,224
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................     (42,890,425)     (42,092,588)     (14,188,201)     (13,602,062)
   Class C ...................................................        (853,095)        (439,780)        (709,062)        (381,635)
  In excess of net investment income:
   Class A ...................................................        (112,500)        (598,203)          (6,459)              --
   Class C ...................................................          (2,296)          (1,250)            (323)              --
  Net realized gains:
   Class A ...................................................      (3,662,232)      (5,215,511)      (1,791,554)      (1,419,602)
   Class C ...................................................         (79,205)         (69,925)        (102,076)         (51,742)
                                                                 ----------------------------------------------------------------
 Total distributions to shareholders .........................     (47,599,753)     (48,417,257)     (16,797,675)     (15,455,041)
 Capital share transactions: (Note 2)
  Class A ....................................................      55,297,029       44,417,210       36,395,512       23,138,001
  Class C ....................................................       9,424,466        8,880,489       11,143,387        4,971,534
                                                                 ----------------------------------------------------------------
 Total capital share transactions ............................      64,721,495       53,297,699       47,538,899       28,109,535
   Net increase in net assets ................................      60,104,009       66,966,335       45,825,771       35,191,718
Net assets:
 Beginning of year ...........................................     824,786,877      757,820,542      277,454,294      242,262,576
                                                                 ----------------------------------------------------------------
 End of year .................................................   $ 884,890,886    $ 824,786,877    $ 323,280,065    $ 277,454,294
                                                                 ----------------------------------------------------------------
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  End of year ................................................   $    (714,249)   $    (599,453)   $      (6,782)   $     121,387
                                                                 ----------------------------------------------------------------


                       See notes to financial statements.                    141


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                 FRANKLIN CONNECTICUT      FRANKLIN FEDERAL INTERMEDIATE-TERM
                                                                 TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                          -------------------------------------------------------------------
                                                                1999             1998             1999             1998
                                                          -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................   $  11,874,815    $  10,751,324    $   7,442,059    $   5,667,008
  Net realized gain (loss) from investments ...........         631,807        2,330,741          146,469          (95,778)
  Net unrealized appreciation on investments ..........         175,555        3,355,147          632,241        3,620,765
                                                          ----------------------------------------------------------------
   Net increase in net assets resulting from operations      12,682,177       16,437,212        8,220,769        9,191,995
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................     (11,204,717)     (10,477,972)      (7,539,385)      (5,768,367)
   Class C ............................................        (670,098)        (293,150)              --               --
  In excess of net investment income:
   Class A ............................................         (53,408)         (91,006)              --               --
   Class C ............................................          (3,194)          (2,978)              --               --
                                                          ----------------------------------------------------------------
 Total distributions to shareholders ..................     (11,931,417)     (10,865,106)      (7,539,385)      (5,768,367)
 Capital share transactions: (Note 2)
  Class A .............................................      40,666,725       14,607,058       55,372,039       31,406,147
  Class C .............................................      14,762,426        4,302,474               --               --
                                                          ----------------------------------------------------------------
 Total capital share transactions .....................      55,429,151       18,909,532       55,372,039       31,406,147
   Net increase in net assets .........................      56,179,911       24,481,638       56,053,423       34,829,775
Net assets:
 Beginning of year ....................................     212,279,134      187,797,496      139,544,945      104,715,170
                                                          ----------------------------------------------------------------
 End of year ..........................................   $ 268,459,045    $ 212,279,134    $ 195,598,368    $ 139,544,945
                                                          ----------------------------------------------------------------
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
End of year ...........................................   $    (150,586)   $     (93,984)   $      66,835    $     164,161
                                                          ----------------------------------------------------------------


142                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                      FRANKLIN HIGH YIELD                 FRANKLIN INDIANA
                                                                      TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                              ------------------------------------------------------------------
                                                                    1999               1998             1999            1998
                                                              ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................   $   360,598,786    $   312,993,540    $  2,916,062    $  2,875,486
  Net realized gain from investments ......................        21,319,398         37,029,261         133,302         578,277
  Net unrealized appreciation (depreciation) on investments      (120,400,244)       187,205,403        (141,351)        886,955
                                                              ------------------------------------------------------------------
  Net increase in net assets resulting from operations ....       261,517,940        537,228,204       2,908,013       4,340,718
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................      (332,249,669)      (293,671,375)     (2,944,395)     (2,896,065)
   Class B ................................................           (46,213)                --              --              --
   Class C ................................................       (27,314,370)       (16,003,246)             --              --
 In excess of net investment income:
   Class A ................................................                --         (4,570,398)             --              --
 Net realized gains:
   Class A ................................................        (7,966,666)                --        (157,423)        (97,364)
   Class C ................................................          (819,741)                --              --              --
                                                              ------------------------------------------------------------------
 Total distributions to shareholders ......................      (368,396,659)      (314,245,019)     (3,101,818)     (2,993,429)
 Capital share transactions: (Note 2)
  Class A .................................................       342,918,876      1,028,368,708       4,564,399       2,158,623
  Class B .................................................        15,504,687                 --              --              --
  Class C .................................................       217,918,008        215,193,396              --              --
                                                              ------------------------------------------------------------------
 Total capital share transactions .........................       576,341,571      1,243,562,104       4,564,399       2,158,623
   Net increase in net assets .............................       469,462,852      1,466,545,289       4,370,594       3,505,912
Net assets:
 Beginning of year ........................................     6,166,202,821      4,699,657,532      54,643,229      51,137,317
                                                              ------------------------------------------------------------------
 End of year ..............................................   $ 6,635,665,673    $ 6,166,202,821    $ 59,013,823    $ 54,643,229
                                                              ------------------------------------------------------------------
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
End of year ...............................................   $    (3,528,808)   $    (4,517,342)   $     67,119    $     95,452
                                                              ------------------------------------------------------------------


                       See notes to financial statements.                    143


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                 FRANKLIN MICHIGAN                FRANKLIN NEW JERSEY
                                                                TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                          ----------------------------------------------------------------
                                                                1999             1998            1999             1998
                                                          ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................   $     647,911    $     368,771    $  35,124,421    $  33,244,244
  Net realized gain (loss) from investments ...........         (33,373)          21,364          596,765        2,902,623
  Net unrealized appreciation on investments ..........         124,833          425,437        2,362,264       14,172,961
                                                          ----------------------------------------------------------------
   Net increase in net assets resulting from operations         739,371          815,572       38,083,450       50,319,828
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................        (659,124)        (370,383)     (33,973,510)     (32,627,862)
   Class C ............................................              --               --       (1,728,570)        (995,986)
  Net realized gains:
   Class A ............................................         (21,402)              --               --               --
                                                          ----------------------------------------------------------------
 Total distributions to shareholders ..................        (680,526)        (370,383)     (35,702,080)     (33,623,848)
 Capital share transactions: (Note 2)
  Class A .............................................       7,790,981        4,938,273       42,629,937       46,163,845
  Class C .............................................              --               --       20,454,134       14,421,458
                                                          ----------------------------------------------------------------
 Total capital share transactions .....................       7,790,981        4,938,273       63,084,071       60,585,303
Net increase in net assets ............................       7,849,826        5,383,462       65,465,441       77,281,283
Net assets:
 Beginning of year ....................................       9,267,592        3,884,130      665,067,748      587,786,465
                                                          ----------------------------------------------------------------
 End of year ..........................................   $  17,117,418    $   9,267,592    $ 730,533,189    $ 665,067,748
                                                          ----------------------------------------------------------------
Undistributed net investment income
 included in net assets:
 End of year ..........................................   $      32,280    $      43,531    $      74,948    $     652,607
                                                          ----------------------------------------------------------------


144                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998


                                                                     FRANKLIN OREGON                FRANKLIN PENNSYLVANIA
                                                                   TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                              ----------------------------------------------------------------
                                                                   1999             1998             1999             1998
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................   $  23,901,350    $  21,984,674    $  39,708,987    $  38,371,049
  Net realized gain from investments ......................       1,677,443        3,490,454        1,071,826        6,524,504
  Net unrealized appreciation (depreciation) on investments      (1,943,787)       7,488,709       (2,242,080)      15,000,707
                                                              ----------------------------------------------------------------
   Net increase in net assets resulting from operations ...      23,635,006       32,963,837       38,538,733       59,896,260
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................     (23,518,284)     (21,486,828)     (38,182,843)     (37,844,881)
   Class C ................................................      (1,142,332)        (516,221)      (1,526,144)        (900,095)
  In excess of net investment income:
   Class A ................................................              --               --         (418,611)        (393,721)
   Class C ................................................              --               --          (16,732)          (2,828)
  Net realized gains:
   Class A ................................................              --               --         (985,591)      (9,091,610)
   Class C ................................................              --               --          (51,198)        (252,851)
                                                              ----------------------------------------------------------------
 Total distributions to shareholders ......................     (24,660,616)     (22,003,049)     (41,181,119)     (48,485,986)
 Capital share transactions: (Note 2)
  Class A .................................................      57,633,801       32,371,580       48,325,952       43,708,763
  Class C .................................................      17,049,844        8,533,540       16,135,478       13,647,815
                                                              ----------------------------------------------------------------
 Total capital share transactions .........................      74,683,645       40,905,120       64,461,430       57,356,578
   Net increase in net assets .............................      73,658,035       51,865,908       61,819,044       68,766,852
Net assets:
 Beginning of year ........................................     442,968,645      391,102,737      739,040,504      670,273,652
                                                              ----------------------------------------------------------------
 End of year ..............................................   $ 516,626,680    $ 442,968,645    $ 800,859,548    $ 739,040,504
                                                              ----------------------------------------------------------------
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
End of year ...............................................   $     692,530    $   1,451,796    $    (831,892)   $    (396,549)
                                                              ----------------------------------------------------------------


                       See notes to financial statements.                    145


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                FRANKLIN PUERTO RICO
                                                                TAX-FREE INCOME FUND
                                                          ------------------------------
                                                                1999             1998
                                                          ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................   $  10,900,493    $  10,756,182
  Net realized gain from investments ..................         836,253          166,654
  Net unrealized appreciation on investments ..........         296,087        6,082,031
                                                          ------------------------------
   Net increase in net assets resulting from operations      12,032,833       17,004,867
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................     (10,664,385)     (10,578,866)
   Class C ............................................        (236,108)        (117,117)
  In excess of net investment income:
   Class A ............................................        (112,508)              --
   Class C ............................................          (2,491)              --
  Net realized gains:
   Class A ............................................        (682,528)        (237,542)
   Class C ............................................         (19,507)          (2,435)
                                                          ------------------------------
 Total distributions to shareholders ..................     (11,717,527)     (10,935,960)
 Capital share transactions: (Note 2)
  Class A .............................................       8,116,885       11,808,017
  Class C .............................................       3,431,283        1,858,374
                                                          ------------------------------
 Total capital share transactions .....................      11,548,168       13,666,391
   Net increase in net assets .........................      11,863,474       19,735,298
Net assets:
 Beginning of year ....................................     213,939,736      194,204,438
                                                          ------------------------------
 End of year ..........................................   $ 225,803,210    $ 213,939,736
                                                          ------------------------------
Accumulated distributions in excess of net
investment income included in net assets:
 End of year ..........................................   $    (162,258)   $     (47,259)
                                                          ------------------------------


146                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series (the Funds). All Funds included in this report are diversified except the Franklin Connecticut Tax-Free Income Fund, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin Michigan Tax-Free Income Fund. The Funds' investment objective is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin High Yield Tax-Free Income Fund began offering a new class of shares, Class B. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

CLASS A                                             CLASS A & CLASS C                      CLASS A, CLASS B, & CLASS C
--------------------------------------------------------------------------------------------------------------------------
Federal Intermediate-Term Tax-Free Income Fund      Arizona Tax-Free Income Fund           High Yield Tax-Free Income Fund
Indiana Tax-Free Income Fund                        Colorado Tax-Free Income Fund
Michigan Tax-Free Income Fund                       Connecticut Tax-Free Income Fund
                                                    New Jersey Tax-Free Income Fund
                                                    Oregon Tax-Free Income Fund
                                                    Pennsylvania Tax-Free Income Fund
                                                    Puerto Rico Tax-Free Income Fund


                                                                             147


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

At February 28, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                            FRANKLIN ARIZONA            FRANKLIN COLORADO         FRANKLIN CONNECTICUT
                                          TAX-FREE INCOME FUND        TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                        ---------------------------------------------------------------------------------
CLASS A SHARES:                           SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                                        ---------------------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold ........................   11,526,533   $131,398,899    4,827,831   $ 58,439,307    5,343,819   $ 60,218,484
 Shares issued in reinvestment of
  distributions .....................    1,678,671     19,132,729      655,996      7,932,374      494,190      5,562,097
 Shares redeemed ....................   (8,347,885)   (95,234,599)  (2,479,532)   (29,976,169)  (2,231,916)   (25,113,856)
                                        ---------------------------------------------------------------------------------
Net increase ........................    4,857,319   $ 55,297,029    3,004,295   $ 36,395,512    3,606,093   $ 40,666,725
                                        ---------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold ........................   10,989,623   $124,544,786    4,200,877   $ 49,956,273    3,158,359   $ 34,854,687
 Shares issued in reinvestment of
  distributions .....................    1,709,572     19,390,926      602,905      7,203,365      434,591      4,800,239
 Shares redeemed ....................   (8,792,791)   (99,518,502)  (2,852,691)   (34,021,637)  (2,268,367)   (25,047,868)
                                        ---------------------------------------------------------------------------------
Net increase ........................    3,906,404   $ 44,417,210    1,951,091   $ 23,138,001    1,324,583   $ 14,607,058
                                        ---------------------------------------------------------------------------------

CLASS C SHARES:
Year ended February 28, 1999
 Shares sold ........................    1,020,350   $ 11,705,629    1,064,599   $ 12,955,209    1,442,047   $ 16,291,315
 Shares issued in reinvestment of
  distributions .....................       48,448        555,594       47,188        573,490       36,934        417,159
 Shares redeemed ....................     (247,506)    (2,836,757)    (195,768)    (2,385,312)    (172,113)    (1,946,048)
                                        ---------------------------------------------------------------------------------
Net increase ........................      821,292   $  9,424,466      916,019   $ 11,143,387    1,306,868   $ 14,762,426
                                        ---------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold ........................      944,093   $ 10,786,657      465,522   $  5,579,219      471,457   $ 5,230,031
 Shares issued in reinvestment of
  distributions .....................       29,661        338,868       26,102        313,854       15,933       176,704
 Shares redeemed ....................     (196,079)    (2,245,036)     (76,937)      (921,539)     (99,234)   (1,104,261)
                                        ---------------------------------------------------------------------------------
Net increase ........................      777,675   $  8,880,489      414,687   $  4,971,534      388,156   $ 4,302,474
                                        ---------------------------------------------------------------------------------

                                               FRANKLIN
                                        FEDERAL INTERMEDIATE-TERM       FRANKLIN HIGH YIELD
                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                        ---------------------------------------------------------
CLASS A SHARES:                            SHARES        AMOUNT        SHARES          AMOUNT
                                        ---------------------------------------------------------
Year ended February 28, 1999
 Shares sold                            11,604,328   $130,996,084   109,439,514   $ 1,270,904,703
 Shares issued in reinvestment
  of distributions                         424,605      4,788,679    12,599,576       146,168,778
 Shares redeemed                        (7,120,171)   (80,412,724)  (92,381,330)   (1,074,154,605)
                                        ---------------------------------------------------------
Net increase                             4,908,762   $ 55,372,039    29,657,760   $   342,918,876
                                        ---------------------------------------------------------
Year ended February 28, 1998
 Shares sold                             7,621,870   $ 84,314,187   131,051,149   $ 1,501,048,680
 Shares issued in reinvestment
  of distributions                         314,345      3,475,067    10,564,487       120,432,053
 Shares redeemed                        (5,106,923)   (56,383,107)  (52,168,755)     (593,112,025)
                                        ---------------------------------------------------------
Net increase                             2,829,292   $ 31,406,147    89,446,881   $ 1,028,368,708
                                        ---------------------------------------------------------


148


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                        FRANKLIN HIGH YIELD
                                                        TAX-FREE INCOME FUND
                                                     ---------------------------
CLASS B SHARES:                                        SHARES          AMOUNT
                                                     ---------------------------
Period ended February 28, 1999(1)
 Shares sold ..................................       1,351,940    $  15,588,944
 Shares issued in reinvestment of distributions           1,920           22,138
 Shares redeemed ..............................          (9,204)        (106,395)
                                                     ---------------------------
Net increase ..................................       1,344,656    $  15,504,687
                                                     ---------------------------
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold ..................................      23,491,348    $ 274,591,698
 Shares issued in reinvestment of distributions       1,434,609       16,744,689
 Shares redeemed ..............................      (6,290,089)     (73,418,379)
                                                     ---------------------------
Net increase ..................................      18,635,868    $ 217,918,008
                                                     ---------------------------
Year ended February 28, 1998
 Shares sold ..................................      20,703,147    $ 237,559,146
 Shares issued in reinvestment of distributions         787,176        9,048,976
 Shares redeemed ..............................      (2,737,903)     (31,414,726)
                                                     ---------------------------
Net increase ..................................      18,752,420    $ 215,193,396
                                                     ---------------------------

(1) For the period January 1, 1999 (effective date) to February 28, 1999.

                                          FRANKLIN INDIANA                 FRANKLIN MICHIGAN               FRANKLIN NEW JERSEY
                                        TAX-FREE INCOME FUND              TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                      ----------------------------------------------------------------------------------------------
CLASS A SHARES:                        SHARES           AMOUNT           SHARES           AMOUNT         SHARES           AMOUNT
                                      ----------------------------------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold .................         693,824    $   8,363,007          873,005    $   9,679,445        9,025,737    $ 107,896,711
 Shares issued in reinvestment
  of distributions ...........         147,232        1,774,634           34,684          384,353        1,485,157       17,759,368
 Shares redeemed .............        (462,563)      (5,573,242)        (205,659)      (2,272,817)      (6,947,075)     (83,026,142)
                                      ----------------------------------------------------------------------------------------------
Net increase .................         378,493    $   4,564,399          702,030    $   7,790,981        3,563,819    $  42,629,937
                                      ----------------------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold .................         579,644    $   6,873,674          551,576    $   5,829,785        8,712,865    $ 102,237,548
 Shares issued in reinvestment
  of distributions ...........         134,539        1,599,765           23,331          248,616        1,409,016       16,532,393
 Shares redeemed .............        (531,972)      (6,314,816)        (106,557)      (1,140,128)      (6,187,043)     (72,606,096)
                                      ----------------------------------------------------------------------------------------------
Net increase .................         182,211    $   2,158,623          468,350    $   4,938,273        3,934,838    $  46,163,845
                                      ----------------------------------------------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold .................                                                                           2,039,721    $  24,514,544
 Shares issued in reinvestment
  of distributions ...........                                                                              92,442        1,111,258
 Shares redeemed .............                                                                            (430,504)      (5,171,668)
Net increase .................                                                                           1,701,659    $  20,454,134
Year ended February 28, 1998
 Shares sold .................                                                                           1,400,159    $  16,481,996
 Shares issued in reinvestment
  of distributions ...........                                                                              58,051          685,807
 Shares redeemed .............                                                                            (232,294)      (2,746,345)
                                                                                                         ---------------------------
Net increase .................                                                                           1,225,916    $  14,421,458
                                                                                                         ---------------------------


                                                                             149


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                          FRANKLIN OREGON                 FRANKLIN PENNSYLVANIA             FRANKLIN PUERTO RICO
                                        TAX-FREE INCOME FUND              TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                    ------------------------------------------------------------------------------------------------
CLASS A SHARES:                        SHARES          AMOUNT            SHARES          AMOUNT            SHARES          AMOUNT
                                    ------------------------------------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold .................       7,610,561    $  90,155,831       10,273,081    $ 108,316,940        2,024,140    $  24,064,112
 Shares issued in reinvestment
  of distributions ...........       1,100,982       13,038,139        1,721,278       18,145,017          469,863        5,585,862
 Shares redeemed .............      (3,846,398)     (45,560,169)      (7,413,012)     (78,136,005)      (1,811,759)     (21,533,089)
                                    ------------------------------------------------------------------------------------------------
Net increase .................       4,865,145    $  57,633,801        4,581,347    $  48,325,952          682,244    $   8,116,885
                                    ------------------------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold .................       5,268,610    $  61,496,989        9,004,492    $  94,158,052        2,415,410    $  28,143,369
 Shares issued in reinvestment
  of distributions ...........       1,035,752       12,096,370        2,121,558       22,217,555          447,385        5,214,315
 Shares redeemed .............      (3,535,934)     (41,221,779)      (6,956,391)     (72,666,844)      (1,854,307)     (21,549,667)
                                    ------------------------------------------------------------------------------------------------
Net increase .................       2,768,428    $  32,371,580        4,169,659    $  43,708,763        1,008,488    $  11,808,017
                                    ------------------------------------------------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold .................       1,560,923    $  18,592,323        1,872,749    $  19,847,633          361,675    $   4,306,325
 Shares issued in reinvestment
  of distributions ...........          70,444          839,644           96,080        1,017,661           13,159          156,658
 Shares redeemed .............        (199,919)      (2,382,123)        (447,006)      (4,729,816)         (86,636)      (1,031,700)
                                    ------------------------------------------------------------------------------------------------
Net increase .................       1,431,448    $  17,049,844        1,521,823    $  16,135,478          288,198    $   3,431,283
                                    ------------------------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold .................         784,427    $   9,219,159        1,410,008    $  14,834,384          194,122    $   2,272,453
 Shares issued in reinvestment
  of distributions ...........          31,773          373,918           73,526          774,170            5,468           63,947
 Shares redeemed .............         (90,512)      (1,059,537)        (186,019)      (1,960,739)         (40,740)        (478,026)
                                    ------------------------------------------------------------------------------------------------
Net increase .................         725,688    $   8,533,540        1,297,515    $  13,647,815          158,850    $   1,858,374
                                    ------------------------------------------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Investment Advisory Services, Inc. (Investment Advisory), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment managers, principal underwriter, transfer agent, and administrative manager, respectively.

The Franklin Connecticut Tax-Free Income Fund and the remaining funds pay an investment management fee to Investment Advisory and Advisers, respectively, based on the average net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE   MONTH-END NET ASSETS
       ---------------------------------------------------------------
         .625%     First $100 million
         .500%     Over $100 million, up to and including $250 million
         .450%     In excess of $250 million

Under agreements with Investment Advisory and Advisers, FT Services provides administrative services to the Funds. The fee is paid by Investment Advisory and Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin Michigan Tax-Free Income Fund, as noted in the Statements of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.


150


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                               FRANKLIN
                                        FRANKLIN     FRANKLIN    FRANKLIN       FEDERAL      FRANKLIN      FRANKLIN
                                        ARIZONA      COLORADO   CONNECTICUT  INTERMEDIATE-  HIGH YIELD     INDIANA
                                        TAX-FREE     TAX-FREE    TAX-FREE    TERM TAX-FREE   TAX-FREE      TAX-FREE
                                      INCOME FUND  INCOME FUND  INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                      -------------------------------------------------------------------------------
Net commissions received (paid) ....   $(76,889)    $(151,335)   $(197,926)    $(347,744)   $(3,795,464)    $4,517
Contingent deferred sales charges ..   $ 12,269     $  8,464     $   7,518     $   4,464    $   283,409     $   --

                                       FRANKLIN     FRANKLIN     FRANKLIN      FRANKLIN     FRANKLIN
                                       MICHIGAN     NEW JERSEY    OREGON     PENNSYLVANIA  PUERTO RICO
                                       TAX-FREE     TAX-FREE     TAX-FREE      TAX-FREE     TAX-FREE
                                      INCOME FUND  INCOME FUND  INCOME FUND   INCOME FUND  INCOME FUND
                                      ----------------------------------------------------------------
Net commissions received (paid) ....   $11,511      $(201,862)   $ 132,151    $(108,983)    $(10,699)
Contingent deferred sales charges ..   $    --      $  23,450    $  13,763    $  16,329     $  5,057

The Funds paid transfer agent fees of $4,329,703, of which $3,659,599 was paid to Investor Services.


4. INCOME TAXES

At February 28, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                FRANKLIN    FRANKLIN FEDERAL   FRANKLIN      FRANKLIN
                                               CONNECTICUT   INTERMEDIATE-     MICHIGAN       OREGON
                                                TAX-FREE     TERM TAX-FREE     TAX-FREE      TAX-FREE
                                               INCOME FUND    INCOME FUND     INCOME FUND   INCOME FUND
                                               --------------------------------------------------------
Capital loss carryovers expiring in: 2003 ...   $3,162,502    $       --       $    --        $ 36,444
                                     2004 ...       46,957       920,152            --              --
                                     2005 ...      322,502        99,478            --          67,453
                                     2006 ...           --        95,778            --              --
                                     2007 ...           --            --        33,373              --
                                               --------------------------------------------------------
                                                $3,531,961    $1,115,408       $33,373        $103,897
                                               --------------------------------------------------------

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At February 28, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                   FRANKLIN        FRANKLIN       FRANKLIN      FRANKLIN FEDERAL
                                   ARIZONA         COLORADO      CONNECTICUT     INTERMEDIATE-
                                   TAX-FREE        TAX-FREE       TAX-FREE       TERM TAX-FREE
                                  INCOME FUND     INCOME FUND    INCOME FUND      INCOME FUND
                                  --------------------------------------------------------------
Investments at cost ............  $831,278,248   $300,359,139   $250,338,921     $187,361,831
                                  --------------------------------------------------------------
Unrealized appreciation ........  $ 51,499,410   $ 18,477,819   $ 15,382,080     $  7,663,180
Unrealized depreciation ........    (1,691,794)      (204,798)      (187,363)        (491,956)
                                  --------------------------------------------------------------
Net unrealized appreciation ....  $ 49,807,616   $ 18,273,021   $ 15,194,717     $  7,171,224
                                  --------------------------------------------------------------


                                                                             151


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES (CONT.)

                                   FRANKLIN             FRANKLIN             FRANKLIN             FRANKLIN
                                  HIGH YIELD            INDIANA              MICHIGAN            NEW JERSEY
                                   TAX-FREE             TAX-FREE             TAX-FREE             TAX-FREE
                                  INCOME FUND          INCOME FUND          INCOME FUND          INCOME FUND
                                ------------------------------------------------------------------------------
Investments at cost .........   $ 6,220,381,266      $    55,630,869      $    16,234,216      $   680,354,419
                                ------------------------------------------------------------------------------
Unrealized appreciation .....   $   444,690,683      $     3,711,562      $       644,702      $    46,786,602
Unrealized depreciation .....      (114,495,841)             (26,288)             (26,000)            (357,028)
                                ------------------------------------------------------------------------------
Net unrealized appreciation .   $   330,194,842      $     3,685,274      $       618,702      $    46,429,574
                                ------------------------------------------------------------------------------

                                    FRANKLIN           FRANKLIN           FRANKLIN
                                     OREGON          PENNSYLVANIA        PUERTO RICO
                                    TAX-FREE           TAX-FREE           TAX-FREE
                                   INCOME FUND        INCOME FUND        INCOME FUND
                                  ---------------------------------------------------
Investments at cost .........     $ 511,636,176      $ 750,024,735      $ 207,722,364
                                  ---------------------------------------------------
Unrealized appreciation .....     $  27,593,338      $  47,377,968      $  15,264,452
Unrealized depreciation .....          (207,663)          (495,725)           (50,608)
                                  ---------------------------------------------------
Net unrealized appreciation .     $  27,385,675      $  46,882,243      $  15,213,844
                                  ---------------------------------------------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 1999, were as follows:

                 FRANKLIN           FRANKLIN            FRANKLIN      FRANKLIN FEDERAL      FRANKLIN            FRANKLIN
                 ARIZONA            COLORADO          CONNECTICUT      INTERMEDIATE-       HIGH YIELD           INDIANA
                 TAX-FREE           TAX-FREE            TAX-FREE       TERM TAX-FREE        TAX-FREE            TAX-FREE
                INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND        INCOME FUND         INCOME FUND
              -------------------------------------------------------------------------------------------------------------
Purchases .   $  174,922,140     $   80,480,811     $   67,344,295     $   73,359,722     $1,693,788,732     $   14,667,411
Sales .....   $  119,958,401     $   37,331,632     $   13,573,532     $   26,476,275     $1,178,126,292     $   10,495,372

                    FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                    MICHIGAN          NEW JERSEY           OREGON          PENNSYLVANIA       PUERTO RICO
                    TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE
                   INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND
                  ----------------------------------------------------------------------------------------
Purchases ....    $  9,431,400       $104,152,300       $132,382,727       $137,435,546       $ 57,402,546
Sales ........    $  1,968,903       $ 37,383,597       $ 50,554,688       $ 84,188,349       $ 43,774,393

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 38.4% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 28, 1999, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $1,092,000 and $21,060,000 representing .56% and .32%, respectively, of the Funds' net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states or U.S. territories and possessions except the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund, which have investments in excess of 10% of their total net assets in the states of California or New York. Such concentration may subject the Funds more significantly to economic changes occurring within those states.


152


FRANKLIN TAX-FREE TRUST
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN TAX-FREE TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the eleven funds included in the report, which are part of the Franklin Tax-Free Trust, (hereafter referred to as the "Trust") at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
April 2, 1999



                                                                             153


FRANKLIN TAX-FREE TRUST
Tax Information


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended February 28, 1999:

Franklin Arizona Tax-Free Income Fund ...................................................................   $  3,802,669
Franklin Colorado Tax-Free Income Fund ..................................................................   $  1,022,077
Franklin High Yield Tax-Free Income Fund ................................................................   $ 10,392,475
Franklin Indiana Tax-Free Income Fund ...................................................................   $     72,701
Franklin New Jersey Tax-Free Income Fund ................................................................   $    200,885
Franklin Pennsylvania Tax-Free Income Fund ..............................................................   $  1,050,917
Franklin Puerto Rico Tax-Free Income Fund ...............................................................   $    836,253

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 1999.



154


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